As filed with the Securities and Exchange Commission on October 29, 2021
Registration No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.  ☐
Post-Effective Amendment No.  ☐
(Check appropriate box or boxes)
Barings BDC, Inc.
(Exact Name of Registrant as Specified in Charter)
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
(Address of Principal Executive Offices)
(704) 805-7200
(Area Code and Telephone Number)
Eric Lloyd
Chief Executive Officer
and Chairman of the Board
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
(Name and Address of Agent for Service)
Copies to:
John T. Haggerty Paul J. Delligatti Thomas J. LaFond Goodwin Procter LLP 100 Northern Avenue Boston, MA 02118 Telephone: (617) 570-1000 Fax: (617) 523-1231	David M. Leahy William J. Curry John L. Chilton Sullivan & Worcester LLP 1666 K Street, NW Washington, D.C. 20006-1264 Telephone: (202) 775-1200 Fax: (202) 775-6875
Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.
Calculation of Registration Fee under the Securities Act of 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Share of Common Stock	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, par value $0.001 per share	102,276,889.12 shares	N/A	$555,363,507.92	$51,482.20
(1)
The number of shares to be registered represents the maximum number of shares of the registrant’s common stock estimated to be issuable in connection with the merger agreement described in the enclosed document. Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.

(2)
Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rule 457(f)(2) under the Securities Act of 1933, as amended, the proposed maximum aggregate offering price is equal to: (i) 102,276,889.12, the estimated number of shares of common stock of Sierra Income Corporation to be exchanged for shares of the registrant’s common stock in accordance with the terms of the merger agreement, multiplied by (ii) $5.43, the book value per share of such shares to be exchanged as of the latest practicable date prior to the filing date.

(3)	Based on a rate of $92.70 per $1,000,000 of the proposed maximum aggregate offering price.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. Barings BDC may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.
PRELIMINARY—SUBJECT TO COMPLETION—DATED OCTOBER 29, 2021
BARINGS BDC, INC.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT
Dear Stockholder:	[•], 2021
You are cordially invited to attend the Special Meeting of Stockholders (the “Barings BDC Special Meeting”) of Barings BDC, Inc., a Maryland corporation (“Barings BDC”), to be held virtually on [•], 2022, at [•] [a.m.][p.m.], Eastern Time, at the following website: www.virtualshareholdermeeing.com/BBDC2022SM.
The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the Barings BDC Special Meeting. At the Barings BDC Special Meeting, you will be asked to consider and vote upon a proposal to:
(1)
approve the issuance of shares of Barings BDC common stock, $0.001 par value per share (“Barings BDC Common Stock”), pursuant to the Agreement and Plan of Merger, dated as of September 21, 2021 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Mercury Acquisition Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of Barings BDC (“Acquisition Sub”), Sierra Income Corporation, a Maryland corporation (“Sierra”), and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Stock Issuance Proposal”);

(2)
approve the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement at a price below its then-current net asset value (“NAV”) per share, if applicable (such proposal, the “Barings BDC Below NAV Issuance Proposal”); and

(3)
approve the adjournment of the Barings BDC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Barings BDC Special Meeting to approve the Merger Stock Issuance Proposal or the Barings BDC Below NAV Issuance Proposal (such proposal, the “Barings BDC Adjournment Proposal” and, together with the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal, the “Barings BDC Proposals”).

Barings BDC and Sierra are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into Sierra (the “First Merger”), with Sierra continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC. Immediately after the effectiveness of the First Merger, Sierra, as the surviving corporation, will merge with and into Barings BDC (together with the First Merger, the “Merger”), with Barings BDC continuing as the surviving corporation.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger, each share of Sierra common stock, $0.001 par value per share (“Sierra Common Stock”), issued and outstanding immediately prior to the effective time of the First Merger (excluding Canceled Shares (as defined below)) will be converted into the right to receive (i) $0.9783641 per share in cash, without interest, from Barings (such amount of cash, the “Cash Consideration”), and (ii) 0.44973 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of Barings BDC Common Stock, plus any cash in lieu of fractional shares (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”). For purposes of the Merger Agreement, “Canceled Shares” means all shares of Sierra Common Stock issued and outstanding immediately prior to the effective time of the First Merger that are held by a subsidiary of Sierra or held, directly or indirectly, by Barings BDC or Acquisition Sub.
The market value of the Merger Consideration will fluctuate with changes in the market price of Barings BDC Common Stock. Barings BDC urges you to obtain current market quotations of Barings BDC Common Stock. Barings BDC Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol “BBDC.” The following table shows the closing sale prices of Barings BDC Common Stock, as reported on the NYSE on September 20, 2021, the last trading day before the execution of the Merger Agreement, and on [•], 2021, the last trading day before printing this document.
Barings BDC Common Stock
Closing Sales Price at September 20, 2021	$10.63
Closing Sales Price at [•], 2021	$[•]
Your vote is extremely important. At the Barings BDC Special Meeting, you will be asked to vote on the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal and, if necessary or appropriate, the Barings BDC Adjournment Proposal. The approval of the Merger Stock Issuance Proposal and the Barings BDC Adjournment Proposal each requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat. The approval the Barings BDC Below NAV Issuance Proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities (as used in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC.
Abstentions and broker non-votes (if any) will (1) not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Merger Stock Issuance Proposal or the Barings BDC Adjournment Proposal and (2) will have the same effect as votes “against” the Barings BDC Below NAV Issuance Proposal.
Barings, as party to the Merger Agreement, agreed to vote all shares of Barings BDC Common Stock over which it has voting power (other than in its fiduciary capacity) in favor of the Barings BDC Proposals.

After careful consideration, the Barings BDC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance, and unanimously recommends that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings BDC Below NAV Issuance Proposal and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.
It is important that your shares be represented at the Barings BDC Special Meeting. You have the right to receive notice of, and to vote at, the Barings BDC Special Meeting if you were a stockholder of record of Barings BDC Common Stock at the close of business on [•], 2021 (the “Barings BDC Record Date”). Each Barings BDC stockholder is invited to attend the Barings BDC Special Meeting virtually. You or your proxyholder will be able to attend the Barings BDC Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeing.com/BBDC2022SM and using a control number assigned by Broadridge Financial Solutions Inc. To receive access to the virtual Barings BDC Special Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Stockholders and the joint proxy statement/prospectus that follow. Barings BDC encourages you to vote via the Internet as it saves Barings BDC significant time and processing costs. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Barings BDC Special Meeting. Voting by proxy does not deprive you of your right to participate in the virtual Barings BDC Special Meeting.
The joint proxy statement/prospectus accompanying this letter describes the Barings BDC Special Meeting, the Merger and the documents related to the Merger (including the Merger Agreement) that Barings BDC stockholders should review before voting on the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal and, if necessary or appropriate, the Barings BDC Adjournment Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page [•] and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Merger, Barings BDC and Sierra. Barings BDC files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. Barings BDC maintains a website at www.baringsbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. Information contained on Barings BDC’s website is not incorporated by reference into the joint proxy statement/prospectus accompanying this letter, and you should not consider information contained on Barings BDC’s website to be part of the joint proxy statement/prospectus accompanying this letter. You may also obtain such information, free of charge, and make stockholder inquiries by calling Barings BDC at (888) 401-1088, by sending an email to Barings BDC at BDCinvestorrelations@barings.com or by writing to Barings BDC at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Investor Relations. The SEC also maintains a website at www.sec.gov that contains such information.
Sincerely yours,
Eric Lloyd
Chairman of the Board and Chief Executive Officer of Barings BDC, Inc.
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of Barings BDC Common Stock to be issued under the joint proxy statement/prospectus accompanying this letter or determined if the joint proxy statement/prospectus accompanying this letter is truthful or complete. Any representation to the contrary is a criminal offense.
Important Notice Regarding the Availability of Proxy Materials for the Barings BDC Special Meeting to Be Held on [•], 2022
The date of the accompanying joint proxy statement/prospectus is [•], 2021 and it is first being mailed or otherwise delivered to Barings BDC stockholders and Sierra stockholders on or about [•], 2021.
Barings BDC, Inc. 300 South Tryon Street, Suite 2500 Charlotte, North Carolina 28202 (704) 805-7200	Sierra Income Corporation 100 Park Avenue, 16th Floor New York, New York 10017 (212) 759-0777

BARINGS BDC, INC.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2022
NOTICE OF VIRTUAL 2022 SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only—No Physical Meeting Location

www.virtualshareholdermeeing.com/BBDC2022SM

[•], 2022, at [•] [a.m.][p.m.], Eastern Time
Notice is hereby given to the holders of shares of common stock of Barings BDC, Inc., a Maryland corporation (“Barings BDC”), that:
A Special Meeting of Stockholders of Barings BDC will be held virtually, solely by the means of remote communication, on [•], 2022, at [•] [a.m.][p.m.], Eastern Time, at the following website: www.virtualshareholdermeeing.com/BBDC2022SM, for the following purposes:
(1)
to consider and vote upon a proposal to approve the issuance of shares of Barings BDC common stock, $0.001 par value per share (“Barings BDC Common Stock”), pursuant to the Agreement and Plan of Merger, dated as of September 21, 2021 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Mercury Acquisition Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of Barings BDC (“Acquisition Sub”), Sierra Income Corporation, a Maryland corporation (“Sierra”), and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Stock Issuance Proposal”);

(2)
to consider and vote upon a proposal to approve the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement at a price below its then-current net asset value (“NAV”) per share, if applicable (such proposal, the “Barings BDC Below NAV Issuance Proposal”); and

(3)
to consider and vote upon a proposal to approve the adjournment of the Barings BDC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Barings BDC Special Meeting to approve the Merger Stock Issuance Proposal or the Barings BDC Below NAV Issuance Proposal (such proposal, the “Barings BDC Adjournment Proposal” and, together with the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal, the “Barings BDC Proposals”).

Barings BDC and Sierra are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into Sierra (the “First Merger”), with Sierra continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC. Immediately after the effectiveness of the First Merger, Sierra, as the surviving corporation, will merge with and into Barings BDC (together with the First Merger, the “Merger”), with Barings BDC continuing as the surviving corporation.
THE BOARD OF DIRECTORS OF BARINGS BDC (THE “BARINGS BDC BOARD”) UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, MERGER STOCK ISSUANCE PROPOSAL AND BARINGS BDC BELOW NAV ISSUANCE PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT BARINGS BDC STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL, “FOR” THE BARINGS BDC BELOW NAV ISSUANCE PROPOSAL AND, IF NECESSARY OR APPROPRIATE, “FOR” THE BARINGS BDC ADJOURNMENT PROPOSAL.
You have the right to receive notice of, and to vote at, the Barings BDC Special Meeting if you were a stockholder of record of Barings BDC Common Stock at the close of business on [•], 2021 (the “Barings BDC Record Date”). A list of these stockholders will be open for examination by any Barings BDC stockholder for any purpose germane to the Barings BDC Special Meeting for a period of 10 days prior to the Barings BDC

Special Meeting at Barings BDC’s principal executive office at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, and electronically during the Barings BDC Special Meeting at www.virtualshareholdermeeing.com/BBDC2022SM. Barings BDC is furnishing a joint proxy statement/prospectus and proxy card to Barings BDC stockholders on the Internet, rather than mailing printed copies of those materials to Barings BDC stockholders.
Each Barings BDC stockholder is invited to attend the Barings BDC Special Meeting virtually. You or your proxyholder will be able to attend the Barings BDC Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeing.com/BBDC2022SM and using a control number assigned by Broadridge Financial Solutions Inc.
If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your nominee.
In order to vote at the Barings BDC Special Meeting, you must either be a stockholder of record of Barings BDC Common Stock as of the Barings BDC Record Date, or you must be a beneficial holder as of the Barings BDC Record Date and obtain a legal proxy from your broker, bank, trustee, or other nominee. Barings BDC stockholders of record will have the opportunity to vote electronically at the Barings BDC Special Meeting after they have checked into the Barings BDC Special Meeting as described above and in the joint proxy statement/prospectus. If you are a beneficial holder, you must request a legal proxy from your nominee in sufficient time so that it can be obtained, completed and submitted by you to Barings BDC no later than 11:59 p.m., Eastern Time, on [•], 2022.
The meeting webcast will begin promptly at [•] [a.m.][p.m.], Eastern Time, on [•], 2022. We encourage you to access the meeting prior to the start time. Because the Barings BDC Special Meeting will be a completely virtual meeting, there will be no physical location for Barings BDC stockholders to attend.
Whether or not you plan to participate in the Barings BDC Special Meeting, Barings BDC encourages you to vote your shares either virtually or by proxy.
Your vote is extremely important to Barings BDC. In the event there are insufficient votes for a quorum or to approve the Merger Stock Issuance Proposal or the Barings BDC Below NAV Issuance Proposal at the time of the Barings BDC Special Meeting, the Barings BDC Special Meeting may be adjourned in order to permit further solicitation of proxies by Barings BDC.
The Merger and the Merger Agreement are each described in more detail in the joint proxy statement/prospectus accompanying this letter, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached as Annex A to the joint proxy statement/prospectus accompanying this letter.
By Order of the Board of Directors,

Ashlee Steinnerd
Secretary of Barings BDC, Inc.
Charlotte, North Carolina
[•], 2021
To ensure proper representation at the Barings BDC Special Meeting, please follow the instructions on the accompanying proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Barings BDC Special Meeting, you still may participate in the virtual Barings BDC Special Meeting.

SIERRA INCOME CORPORATION
100 Park Avenue, 16th Floor
New York, NY 10017
MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT
[•], 2021
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (the “Sierra Special Meeting”) of Sierra Income Corporation, a Maryland corporation (“Sierra”), to be held virtually on [•], 2022, at [•] [a.m.][p.m.], Eastern Time, at the following website: [•].
The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the Sierra Special Meeting. At the Sierra Special Meeting, you will be asked to consider and vote upon a proposal to:
(1)
approve the merger of Mercury Acquisition Sub, Inc. (“Acquisition Sub”), a Maryland corporation and a direct wholly-owned subsidiary of Barings BDC, Inc. (“Barings BDC”), a Maryland corporation, with and into Sierra (the “First Merger”), with Sierra continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC, pursuant to the Agreement and Plan of Merger, dated as of September 21, 2021 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Acquisition Sub, Sierra and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Proposal”); and

(2)
approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Sierra Special Meeting to approve the Merger Proposal (such proposal, the “Sierra Adjournment Proposal” and, together with the Merger Proposal, the “Sierra Proposals”).

Sierra and Barings BDC are proposing a combination of both companies by a merger and related transactions, including the First Merger, pursuant to the Merger Agreement. Immediately after the effectiveness of the First Merger, Sierra, as the surviving corporation, will merge with and into Barings BDC (together with the First Merger, the “Merger”), with Barings BDC continuing as the surviving corporation.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger, each share of Sierra common stock, $0.001 par value per share (“Sierra Common Stock”), issued and outstanding immediately prior to the effective time of the First Merger (excluding Canceled Shares (as defined below)) will be converted into the right to receive (i) $0.9783641 per share in cash, without interest, from Barings (such amount of cash, the “Cash Consideration”), and (ii) 0.44973 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of Barings BDC common stock, $0.001 par value per share (“Barings BDC Common Stock”), plus any cash in lieu of fractional shares (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”). For purposes of the Merger Agreement, “Canceled Shares” means all shares of Sierra Common Stock issued and outstanding immediately prior to the effective time of the First Merger that are held by a subsidiary of Sierra or held, directly or indirectly, by Barings BDC or Acquisition Sub.
The market value of the Merger Consideration will fluctuate with changes in the market price of Barings BDC Common Stock. Sierra urges you to obtain current market quotations of Barings BDC Common Stock. Barings BDC Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol “BBDC.” The following table shows the closing sale prices of Barings BDC Common Stock, as reported on the NYSE on September 20, 2021, the last trading day before the execution of the Merger Agreement, and on [•], 2021, the last trading day before printing this document.
Barings BDC Common Stock
Closing Sales Price at September 20, 2021	$10.63
Closing Sales Price at [•], 2021	$[•]

Your vote is extremely important. At the Sierra Special Meeting, you will be asked to vote on the Merger Proposal and, if necessary or appropriate, the Sierra Adjournment Proposal. The approval of the Merger Proposal requires the affirmative vote of holders of Sierra Common Stock constituting a majority of all the votes entitled to be cast on the matter at the Sierra Special Meeting. The approval of the Sierra Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the votes cast by holders of Sierra Common Stock present at the Sierra Special Meeting, virtually or represented by proxy.
Because the vote on the Merger Proposal is based on the total number of shares entitled to be cast on the matter (i.e., shares outstanding), abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of Sierra Common Stock how to vote such shares on its behalf) will not count as affirmative votes cast and therefore will have the same effect as votes “against” the Merger Proposal. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Sierra Adjournment Proposal. In addition, please note that the chairman of the Sierra Special Meeting will have the authority to adjourn the Sierra Special Meeting from time-to-time for any reason without notice and without the vote or approval of the Sierra stockholders.
After careful consideration, the Board of Directors of Sierra (the “Sierra Board”), including each of its independent directors, and upon recommendation from the Special Committee of the Sierra Board (the “Sierra Special Committee”), unanimously approved the First Merger, and unanimously recommends that Sierra stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the Sierra Adjournment Proposal.
It is important that your shares be represented at the Sierra Special Meeting. You have the right to receive notice of, and to vote at the Sierra Special Meeting if you were a stockholder of record of Sierra Common Stock at the close of business on [•], 2021 (the “Sierra Record Date”). Each Sierra stockholder is invited to attend the Sierra Special Meeting virtually. You or your proxy holder will be able to attend the Sierra Special Meeting online, vote and submit questions by visiting [•] and using a control number assigned by Alliance Advisors, LLC. To reserve access to the virtual Sierra Special Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Stockholders and the joint proxy statement/prospectus that follow. Please follow the instructions on the accompanying proxy card and authorize a proxy via the Internet, by telephone or by mail to vote your shares. Sierra encourages you to vote via the Internet as it saves Sierra significant time and processing costs. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Sierra Special Meeting. Voting by proxy does not deprive you of your right to participate in the virtual Sierra Special Meeting.
The joint proxy statement/prospectus accompanying this letter describes the Sierra Special Meeting, the First Merger, and the documents related to the First Merger (including the Merger Agreement) that Sierra stockholders should review before voting on the Merger Proposal and the Sierra Adjournment Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page [•] and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Merger, Sierra and Barings BDC. Sierra files annual, quarterly and current reports, proxy statements and other information about itself with the U.S. Securities and Exchange Commission (the “SEC”). Sierra maintains a website at www.sierraincomecorp.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. Information contained on Sierra’s website is not incorporated by reference into the joint proxy statement/prospectus accompanying this letter, and you should not consider information contained on Sierra’s website to be part of the joint proxy statement/prospectus accompanying this letter. You may also obtain such information, free of charge, and make stockholder inquiries by calling Sierra at (212) 759-0777 or by writing to Sierra Income Corporation at 100 Park Avenue, 16th Floor, New York, New York 10017. The SEC also maintains a website at www.sec.gov that contains such information.
Sincerely yours,
Dean Crowe
Chief Executive Officer and President of Sierra Income Corporation

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of Barings BDC Common Stock to be issued under the joint proxy statement/prospectus accompanying this letter or determined if the joint proxy statement/prospectus accompanying this letter is truthful or complete. Any representation to the contrary is a criminal offense.
Important Notice Regarding the Availability of Proxy Materials for the Sierra Special Meeting to Be Held on [•], 2022
The date of the accompanying joint proxy statement/prospectus is [•], 2021 and it is first being mailed or otherwise delivered to Barings BDC stockholders and Sierra stockholders on or about [•], 2021.
Sierra Income Corporation 100 Park Avenue, 16th Floor New York, New York 10017 (212) 759-0777	Barings BDC, Inc. 300 South Tryon Street, Suite 2500 Charlotte, North Carolina 28202 (704) 805-7200

SIERRA INCOME CORPORATION
100 Park Avenue, 16th Floor
New York, NY 10017
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2022
NOTICE OF VIRTUAL 2022 SPECIAL MEETING OF STOCKHOLDERS
Online Meeting Only—No Physical Meeting Location
[•]
[•], 2022, at [•] [a.m.][p.m.], Eastern Time
Notice is hereby given to the holders of shares of common stock of Sierra Income Corporation, a Maryland corporation (“Sierra”), that:
A Special Meeting of Stockholders of Sierra (“Sierra Special Meeting”) will be held virtually, solely by the means of remote communication, on [•], 2022, at [•] [a.m.][p.m.], Eastern Time, at the following website: [•], for the following purposes:
(1)
to consider and vote upon a proposal to approve the merger of Mercury Acquisition Sub, Inc. (“Acquisition Sub”), a Maryland corporation and a direct wholly-owned subsidiary of Barings BDC, Inc. (“Barings BDC”), a Maryland corporation, with and into Sierra (the “First Merger”), with Sierra continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC, pursuant to the Agreement and Plan of Merger, dated as of September 21, 2021 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Acquisition Sub, Sierra and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Proposal”); and

(2)
to consider and vote upon a proposal to approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event there are insufficient votes at the time of the Sierra Special Meeting to approve the Merger Proposal (such proposal, the “Sierra Adjournment Proposal” and, together with the Merger Proposal, the “Sierra Proposals”).

Sierra and Barings BDC are proposing a combination of both companies by a merger and related transactions, including the First Merger, pursuant to the Merger Agreement. Immediately after the effectiveness of the First Merger, Sierra, as the surviving corporation, will merge with and into Barings BDC (together with the First Merger, the “Merger”), with Barings BDC continuing as the surviving corporation.
THE BOARD OF DIRECTORS OF SIERRA (THE “SIERRA BOARD”), INCLUDING EACH OF ITS INDEPENDENT DIRECTORS AND THE SPECIAL COMMITTEE OF THE SIERRA BOARD (THE “SIERRA SPECIAL COMMITTEE”), HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND THE SIERRA BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, AND UPON RECOMMENDATION FROM THE SIERRA SPECIAL COMMITTEE, UNANIMOUSLY RECOMMENDS THAT SIERRA STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL AND “FOR” THE SIERRA ADJOURNMENT PROPOSAL.
You have the right to receive notice of, and to vote at, the Sierra Special Meeting if you were a stockholder of record of Sierra common stock at the close of business on [•], 2021 (the “Sierra Record Date”). A list of these stockholders will be open for examination by any Sierra stockholder for any purpose germane to the Sierra Special Meeting for a period of 10 days prior to the Sierra Special Meeting at Sierra’s principal executive office at 100 Park Avenue, 16th Floor, New York, New York 10017, and electronically during the Sierra Special Meeting at [•]. Sierra is furnishing a joint proxy statement/prospectus and proxy card to Sierra stockholders on the Internet, rather than mailing printed copies of those materials to Sierra stockholders.
Each Sierra stockholder is invited to attend the Sierra Special Meeting virtually. You or your proxyholder will be able to attend the Sierra Special Meeting online, vote and submit questions by visiting [•] and using a control number assigned by Alliance Advisors, LLC.
If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your nominee.
In order to vote at the Sierra Special Meeting, you must either be a stockholder of record of Sierra common stock as of the Sierra Record Date, or you must be a beneficial holder as of the Sierra Record Date and obtain a legal proxy from your broker, bank, trustee, or other nominee. Sierra stockholders of record will have the opportunity to vote electronically at the Sierra Special Meeting after they have checked into the Sierra Special Meeting as described above and in the joint proxy statement/prospectus. If you are a beneficial holder, you must request a legal proxy from your nominee in sufficient time so that it can be obtained, completed and submitted by you to Sierra no later than 11:59 p.m., Eastern Time, on [•], 2022.
The meeting webcast will begin promptly at [•] [a.m.][p.m.], Eastern Time, on [•], 2022. We encourage you to access the virtual Sierra Special Meeting prior to the start time. Because the Sierra Special Meeting will be a completely virtual meeting, there will be no physical location for Sierra stockholders to attend.
Whether or not you plan to participate in the Sierra Special Meeting, Sierra encourages you to vote your shares by following the instructions on the proxy card.
Your vote is extremely important to Sierra. In the event there are insufficient votes for a quorum or to approve the Merger Proposal at the time of the Sierra Special Meeting, the Sierra Special Meeting may be adjourned in order to permit further solicitation of proxies by Sierra.
The Merger and the Merger Agreement are each described in more detail in the joint proxy statement/prospectus accompanying this notice, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached as Annex A to the joint proxy statement/prospectus accompanying this notice.
By Order of the Board of Directors,

Stephen R. Byers
Independent Chairman of Sierra
New York, New York
[•], 2021
To ensure proper representation at the Sierra Special Meeting, please follow the instructions on the accompanying proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Sierra Special Meeting, you still may participate in the virtual Sierra Special Meeting.

i

(continued)
ii

ABOUT THIS DOCUMENT
This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Barings BDC (as defined below) (File No. 333-   ), constitutes a prospectus of Barings BDC, Inc., a Maryland corporation (“Barings BDC”), under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Barings BDC common stock, $0.001 par value per share (“Barings BDC Common Stock”), to be issued to the holders of shares of common stock, par value $0.001 per share (“Sierra Common Stock”), of Sierra Income Corporation, a Maryland corporation (“Sierra”), pursuant to the Agreement and Plan of Merger, dated as of September 21, 2021 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Mercury Acquisition Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of Barings BDC (“Acquisition Sub”), Sierra and Barings LLC, a Delaware limited liability company and investment adviser to Barings BDC (“Barings”). Pursuant to the Merger Agreement, Acquisition Sub will merge with and into Sierra (the “First Merger”), with Sierra continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC. Immediately after the effectiveness of the First Merger (the “Effective Time”), Sierra, as the surviving corporation, will merge with and into Barings BDC (together with the First Merger, the “Merger”), with Barings BDC continuing as the surviving corporation.
Effective January 1, 2021, the SEC adopted certain new disclosure rules applicable to transactions such as the Merger under SEC release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses (the “Final Rule”), which among other things, added a new rule Regulation S-X Rule 6-11 that eliminates the requirement to provide pro forma financial information for fund acquisitions if certain supplemental financial information is disclosed, as described under Regulation S-X Rule 6-11(d) (“Regulation S-X Rule 6-11(d)”). Furthermore, the Final Rule amended Form N-14 to make the disclosure requirements consistent with Regulation S-X Rule 6-11(d). Under the Final Rule, Barings BDC has determined that it has met the supplemental disclosure requirements consistent with Regulation S-X Rule 6-11(d) as it has (1) included a pro forma fee table, showing (a) the pre-transaction fee structures of Barings BDC and Sierra and (b) the post-transaction fee structure of the combined company, (2) determined that the Merger would not result in a material change in Sierra’s investment portfolio due to investment restrictions and (3) determined that there are no material differences in accounting policies between Barings BDC and Sierra.
This document also constitutes a joint proxy statement of Barings BDC and Sierra under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the Special Meeting of Stockholders of Barings BDC (the “Barings BDC Special Meeting”), at which holders of shares of Barings BDC Common Stock will be asked to vote upon the Merger Stock Issuance Proposal (as defined below), the Barings BDC Below NAV Issuance Proposal (as defined below) and, if necessary or appropriate, the Barings BDC Adjournment Proposal (as defined below); and (2) the Special Meeting of Stockholders of Sierra (the “Sierra Special Meeting”), at which Sierra stockholders will be asked to vote upon the Merger Proposal (as defined below) and, if necessary or appropriate, the Sierra Adjournment Proposal (as defined below).
You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote the shares of Barings BDC Common Stock or Sierra Common Stock, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [•], 2021. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither any mailing of this joint proxy statement/prospectus to Barings BDC stockholders or Sierra stockholders nor the issuance of Barings BDC Common Stock in connection with the First Merger will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.
Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding Barings BDC has been provided by Barings BDC and information contained in this joint proxy statement/prospectus regarding Sierra has been provided by Sierra.
iii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGER
The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Merger) and the voting procedures for the Barings BDC Special Meeting and the Sierra Special Meeting (collectively, the “Special Meetings”).
Questions and Answers about the Special Meetings
Q:	Why am I receiving these materials?
A:
Barings BDC is furnishing these materials to Barings BDC stockholders in connection with the solicitation of proxies by the board of directors of Barings BDC (the “Barings BDC Board”) for use at the Barings BDC Special Meeting to be held virtually at [•] [a.m.][p.m.], Eastern Time, on [•], 2022 at the following website: www.virtualshareholdermeeing.com/BBDC2022SM, and any adjournments or postponements thereof.

Sierra is furnishing these materials to Sierra stockholders in connection with the solicitation of proxies by the board of directors of Sierra (the “Sierra Board”) for use at the Sierra Special Meeting to be held virtually at [•] [a.m.][p.m.], Eastern Time, on [•], 2022 at the following website: [•], and any adjournments or postponements thereof.
This joint proxy statement/prospectus and the accompanying materials are being made available on or about [•], 2021 to stockholders of record of Barings BDC and Sierra as described below and are available at www.proxyvote.com.
Q:	What items will be considered and voted on at the Barings BDC Special Meeting?
A:
At the Barings BDC Special Meeting, Barings BDC stockholders will be asked to approve: (1) the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement (such proposal, the “Merger Stock Issuance Proposal”), (2) the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement at a price below its then-current net asset value (“NAV”) per share, if applicable (such proposal, the “Barings BDC Below NAV Issuance Proposal”) and (3) if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Barings BDC Special Meeting to approve the Merger Stock Issuance Proposal or the Barings BDC Below NAV Issuance Proposal (such proposal, the “Barings BDC Adjournment Proposal” and, together with the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal, the “Barings BDC Proposals”). No other matters will be acted upon at the Barings BDC Special Meeting without further notice.

Q:	What items will be considered and voted on at the Sierra Special Meeting?
A:
At the Sierra Special Meeting, Sierra stockholders will be asked to: (1) approve the First Merger on the terms and conditions set forth in the Merger Agreement (such proposal, the “Merger Proposal”) and (2) approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Sierra Special Meeting to approve the Merger Proposal (such proposal, the “Sierra Adjournment Proposal” and, together with the Merger Proposal, the “Sierra Proposals”). No other matters will be acted upon at the Sierra Special Meeting without further notice.

Q:	How does the Barings BDC Board recommend voting on the Barings BDC Proposals at the Barings BDC Special Meeting?
A:
The Barings BDC Board believes that the transactions contemplated by the Merger Agreement are in the best interests of the Barings BDC stockholders and unanimously approved the Merger Agreement and the transactions contemplated thereby. Therefore, the Barings BDC Board unanimously recommends that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings Below NAV Issuance Proposal and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.

Certain material factors considered by the Barings BDC Board, including the directors that are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), of Barings BDC or Barings (the “Barings BDC Independent Directors”), that favored the conclusion of the Barings BDC Board that the Merger is in the best interests of Barings BDC and Barings BDC stockholders included, among others:
•	the combined company’s increased scale and liquidity;
•	the expected accretion to Barings BDC stockholders;
•
the alignment of Barings and Barings BDC stockholders as a result of Barings agreeing to (1) fund the cash portion of the purchase price of $0.9783641 per share, or approximately $100.0 million, (2) amend the Existing Barings BDC Advisory Agreement (as defined below) to increase the incentive fee hurdle rate from 8.0% to 8.25% (annualized) and (3) provide up to $100.0 million of credit support pursuant to a credit support agreement (the “Credit Support Agreement”) designed to limit downside to Barings BDC stockholders from net cumulative realized and unrealized losses on the acquired Sierra portfolio relative to purchase price while also allowing Barings BDC stockholders to benefit from long-term Sierra portfolio appreciation; and

•	the combined company’s economies of scale.
The Barings BDC Board considered that while the Merger could cause dilution to Barings BDC stockholders’ voting interests and the NAV per share of the combined company’s common stock, the potential benefits of the Merger (including each of the foregoing) outweighed this cost.
For more information regarding the Barings BDC Board’s considerations in determining that the Merger is in the best interests of Barings BDC and Barings BDC stockholders, see “The Merger—Reasons for the Merger—Barings BDC.”
Q:	How does the Sierra Board recommend voting on the Sierra Proposals at the Sierra Special Meeting?
A:
The Sierra Board, acting on the recommendation of a special committee of the Sierra Board (the “Sierra Special Committee”), consisting of Stephen R. Byers, Valerie Lancaster-Beal, Oliver T. Kane and Matthew E. Forstenhausler, believes the Merger Agreement and the transactions contemplated thereby are in the best interests of Sierra stockholders, and unanimously approved the First Merger on the terms and conditions set forth in the Merger Agreement, and therefore unanimously recommends that Sierra stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the Sierra Adjournment Proposal.

Certain material factors considered by the Sierra Board, including Sierra directors who are not “interested persons” as defined by the Investment Company Act (the “Sierra Independent Directors”) and who comprise the Sierra Special Committee, that favored the conclusion of the Sierra Board that the First Merger is in the best interests of Sierra and Sierra stockholders included, among others:
•	the consideration to be received by Sierra stockholders represents a premium to Sierra’s NAV as of June 30, 2021;
•	the First Merger will provide the Sierra stockholders with the opportunity for immediate liquidity upon the close of the Merger;
•	the Sierra stockholders will have the option of selling the shares of Barings BDC they receive in the First Merger or remaining stockholders of Barings BDC; and
•	the Merger is expected to qualify as a tax-free transaction for federal income tax purposes and the other factors described under “The Merger—Reasons for the Merger—Sierra.”
Q:	If I am a Barings BDC stockholder, what is the “Record Date” and what does it mean?
A:
The record date for the Barings BDC Special Meeting is [•] (the “Barings BDC Record Date”). The Barings BDC Record Date was established by the Barings BDC Board, and only holders of record of shares of Barings BDC Common Stock at the close of business on the Barings BDC Record Date are entitled to receive notice of the Barings BDC Special Meeting and vote at the Barings BDC Special Meeting. As of the Barings BDC Record Date, there were [•] shares of Barings BDC Common Stock outstanding.

Q:	If I am a Sierra stockholder, what is the “Record Date” and what does it mean?
A:
The record date for the Sierra Special Meeting is [•] (the “Sierra Record Date”). The Sierra Record Date was established by the Sierra Board, and only holders of record of shares of Sierra Common Stock at the close of business on the Sierra Record Date are entitled to receive notice of, and vote at, the Sierra Special Meeting. As of the Sierra Record Date, there were [•] shares of Sierra Common Stock outstanding.

Q:	If I am a Barings BDC stockholder, how many votes do I have?
A:	Each share of Barings BDC Common Stock held by a holder of record as of the Barings BDC Record Date has one vote on each matter to be considered at the Barings BDC Special Meeting.
Q:	If I am a Sierra stockholder, how many votes do I have?
A:	Each share of Sierra Common Stock held by a holder of record as of the Sierra Record Date has one vote on each matter to be considered at the Sierra Special Meeting.
Q:	If I am a Barings BDC stockholder, how do I vote?
A:
The Barings BDC Special Meeting will be hosted live via Internet audio webcast. Any Barings BDC stockholder can attend the Barings BDC Special Meeting live at www.virtualshareholdermeeing.com/BBDC2022SM. A Barings BDC stockholder should follow the instructions on the accompanying proxy card and authorize a proxy via the Internet or telephone to vote in accordance with the instructions provided below. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Barings BDC Special Meeting.

•	By Internet: www.proxyvote.com
•
By telephone: (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (877) 777-4652 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•
By mail: You may vote by proxy, after you request the hard copy materials, by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [•], 2022.

Important notice regarding the availability of proxy materials for the Barings BDC Special Meeting. Barings BDC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Q:	If I am a Sierra stockholder, how do I vote?
A:
The Sierra Special Meeting will be hosted live via Internet audio webcast. Any Sierra stockholder can attend the Sierra Special Meeting live at [•]. A Sierra stockholder should follow the instructions on the accompanying proxy card and authorize a proxy via the Internet or telephone to vote in accordance with the instructions provided below. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Sierra Special Meeting.

•	By Internet: www.proxyvote.com
•	By telephone: (800) 322-2885

•
By mail: You may vote by proxy, after you request the hard copy materials, by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [•], 2022.

Important notice regarding the availability of proxy materials for the Sierra Special Meeting. Sierra’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Q:	What if a Barings BDC stockholder does not specify a choice for a matter when authorizing a proxy?
A:
All properly executed proxies representing shares of Barings BDC Common Stock at the Barings BDC Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of Barings BDC Common Stock will be voted “FOR” the Barings BDC Proposals.

Q:	What if a Sierra stockholder does not specify a choice for a matter when authorizing a proxy?
A:
All properly executed proxies representing shares of Sierra Common Stock at the Sierra Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of Sierra Common Stock will be voted “FOR” the Sierra Proposals.

Q:	If I am a Barings BDC stockholder, how can I change my vote or revoke a proxy?
A:
You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Barings BDC Special Meeting, by attending the Barings BDC Special Meeting and voting virtually or by a notice, provided in writing and signed by you, delivered to Barings BDC’s Secretary on any business day before the date of the Barings BDC Special Meeting.

Q:	If I am a Sierra stockholder, how can I change my vote or revoke a proxy?
A:
You may change your vote or revoke a proxy by giving notice at any time before your proxy is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Sierra Special Meeting, by attending the Sierra Special Meeting and voting virtually or by a notice, provided in writing and signed by you, delivered to Sierra’s Secretary on any business day before the date of the Sierra Special Meeting.

Q:	If my shares of Barings BDC Common Stock or Sierra Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?
A:
No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable Special Meeting.

Q:	What constitutes a “quorum” for the Barings BDC Special Meeting?
A:
The presence at the Barings BDC Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of Barings BDC Common Stock, issued and outstanding and entitled to vote at the Barings BDC Special Meeting, will constitute a quorum. Shares held by a broker, bank, trustee or nominee for which the broker, bank, trustee or nominee has not received voting instructions from the record holder as to how to vote such shares and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present for quorum purposes.

Q:	What constitutes a “quorum” for the Sierra Special Meeting?
A:
The presence at the Sierra Special Meeting, virtually or represented by proxy, of the holders of one-third of the shares of Sierra Common Stock entitled to be cast at the Sierra Special Meeting will constitute a quorum.

Q:	What vote is required to approve each of the proposals being considered at the Barings BDC Special Meeting?
A:
The Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of the votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, entitled to vote thereat. Abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote of the Merger Stock Issuance Proposal.

The Barings BDC Below NAV Issuance Proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. Abstentions and broker non-votes (if any) will have the effect of a vote “against” the Barings BDC Below NAV Issuance Proposal.
The Barings BDC Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Barings BDC Adjournment Proposal. Abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote of the Barings BDC Adjournment Proposal.
Q:	What vote is required to approve each of the proposals being considered at the Sierra Special Meeting?
A:
The affirmative vote of the holders of Sierra Common Stock constituting a majority of all the votes entitled to be cast on the matter at the Sierra Special Meeting is required to approve the Merger Proposal. The affirmative vote of the holders of at least a majority of the votes cast by holders of the shares of Sierra Common Stock present at the Sierra Special Meeting, virtually or represented by proxy, is required to approve the Sierra Adjournment Proposal.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of Sierra Common Stock how to vote such shares on its behalf), if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Sierra Adjournment Proposal but will have the same effect as a vote “against” the Merger Proposal.
Q:	How does the bankruptcy of Medley LLC affect the Merger Agreement and/or the Merger?
A:
The bankruptcy of Medley LLC is not expected to affect the Merger Agreement or the Merger. On March 7, 2021, Medley commenced a voluntary case (the “Medley LLC Bankruptcy Case”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Medley LLC is the sole member of Sierra’s investment adviser, SIC Advisors LLC (“SIC Advisors”), and Sierra’s administrator, Medley Capital LLC (“Medley Capital”). Medley LLC, Medley Capital and the Official Committee of Unsecured Creditors appointed in the Medley LLC Bankruptcy Case reached agreement on the terms of a chapter 11 plan, which was filed with the Bankruptcy Court on August 13, 2021, and ultimately confirmed by the Bankruptcy Court on October 14, 2021 (as supplemented and modified, the Modified Third Amended Combined Disclosure Statement Chapter 11 Plan of Medley LLC, the “Final Plan”). The Final Plan became effective on October 18, 2021.

The Final Plan provides for a limited restructuring in chapter 11 to enable Medley LLC to maximize the value of its remaining contracts (the “Remaining Contracts”) over a short run-off period, until the

Remaining Contracts are terminated, subject to an end date of March 31, 2022 (the “Run-Off End Date”). The Remaining Contracts include the Sierra Investment Advisory Agreement (as defined below under “—Questions and Answers about the Merger—Will stockholders of Barings BDC following the Merger pay a higher base management fee than stockholders of Barings BDC and Sierra prior to the Merger?”) and the Sierra Administration Agreement (as defined in “Certain Relationships and Related Party Transactions—Sierra Administration Agreement”). The Final Plan contemplates that SIC Advisors will continue to honor its obligations under the Sierra Investment Advisory Agreement until the termination thereof. Accordingly, Sierra’s arrangements with SIC Advisors and Medley Capital are expected to remain in place until the closing of the First Merger. If, notwithstanding that, SIC Advisors is no longer performing its duties and obligations under the Sierra Investment Advisory Agreement, the Merger Agreement permits Sierra to replace SIC Advisors as Sierra’s investment adviser. See “Description of the Merger Agreement—Additional Covenants—Sierra Investment Advisory Agreement”).
Q:
What will happen if the Barings BDC Proposals being considered at the Barings BDC Special Meeting and/or the Sierra Proposals being considered at the Sierra Special Meeting are not approved by the required vote?

A:
The Merger Stock Issuance Proposal and the Barings BDC Below NAV Proposals with respect to Barings BDC, and the Merger Proposal with respect to Sierra, are conditions precedent to the closing of the Merger. If the Merger does not close because Barings BDC stockholders do not approve the Merger Stock Issuance Proposal or the Barings BDC Below NAV Proposal (the “Barings BDC Stockholder Approval”) and Sierra stockholders do not approve the Merger Proposal (the “Sierra Stockholder Approval”) or any of the other conditions to closing of the Merger are not satisfied or, if legally permissible, waived, Barings BDC and Sierra will continue to operate independently under the management of their respective investment advisers, and Barings BDC’s and Sierra’s respective directors and officers will continue to serve in such roles until their respective successors are duly elected and qualify or their resignation. Furthermore, neither Barings BDC nor Sierra will benefit from the expenses incurred in their pursuit of the Merger and, under certain circumstances, Sierra may be required to pay Barings BDC’s and Barings’ expenses incurred in connection with the Merger, subject to a cap of $2.0 million. See “Description of the Merger Agreement—Termination of the Merger Agreement” below for a more detailed discussion. The Sierra Board would also expect to consider alternatives, including the replacement of SIC Advisors as its investment adviser, another merger transaction or Sierra’s liquidation, based on, among other things, then-current market circumstances, the performance of the Sierra portfolio and the financial position of Sierra. Sierra also might seek a modification to the Final Plan that would extend the Run-Off End Date so that SIC Advisors may continue to serve as Sierra’s investment adviser beyond March 31, 2022.

Stockholder approval of the Barings BDC Adjournment Proposal and the Sierra Adjournment Proposal are not conditions to the closing of the Merger.
Q:	How will the final voting results be announced?
A:
Preliminary voting results may be announced at each Special Meeting. Final voting results will be published by Barings BDC and Sierra in a current report on Form 8-K within four business days after the date of the Barings BDC Special Meeting and the Sierra Special Meeting, respectively.

Q:	Are the proxy materials available electronically?
A:
Barings BDC and Sierra have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable notice of special meeting of stockholders and the applicable proxy card available to stockholders of Barings BDC and Sierra on the Internet. Stockholders may (i) access and review the proxy materials of Barings BDC and Sierra, as applicable, (ii) authorize their proxies, as described in “The Barings BDC Special Meeting—Voting of Proxies” and “The Sierra Special Meeting—Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), notice of special meeting of stockholders and the proxy card are available at www.proxyvote.com.
Pursuant to the rules adopted by the SEC, Barings BDC and Sierra furnish proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While each of Barings

BDC and Sierra encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of stockholder meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of Barings BDC Common Stock and Sierra Common Stock, as applicable, held by a broker or custodian, may request a printed set of proxy materials.
Q:	Will my vote make a difference?
A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes, and potentially adjourning the Special Meetings.

Q:	Whom can I contact with any additional questions?
A:
If you are a Barings BDC stockholder, you can contact Barings BDC by calling Barings BDC collect at (888) 401-1088, by sending an e-mail to Barings BDC at BDCinvestorrelations@barings.com, or by writing to Barings BDC at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Investor Relations, or by visiting Barings BDC’s website at www.baringsbdc.com or you may contact Broadridge Inc., Barings BDC’s proxy solicitor, toll-free at 1-877-777-4652.

If you are a Sierra stockholder, you can contact Sierra by calling Sierra collect at (212) 759-0777, by sending an email to [•], or by writing to Sierra Income Corporation at 100 Park Avenue, 16th Floor, New York, New York 10017, or by visiting Sierra’s website at www.sierraincomecorp.com or you may contact Alliance Advisors, LLC, Sierra’s proxy solicitor, toll-free at [•].
Q:	Where can I find more information about Barings BDC and Sierra?
A:	You can find more information about Barings BDC and Sierra in the documents described under the section entitled “Where You Can Find More Information.”
Q:	What do I need to do now?
A:
Barings BDC and Sierra urge you to carefully read this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Merger
Q:	What will happen in the Merger?
A:
As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. Sierra will be the surviving corporation of the First Merger and will continue its existence as a corporation under the laws of the State of Maryland until the Second Merger (as defined below). Immediately after the Effective Time, Sierra, as the surviving corporation in the First Merger, will merge with and into Barings BDC (the “Second Merger” and, together with the First Merger, the “Merger”), with Barings BDC as the surviving corporation in the Second Merger.

Q:	What will Sierra stockholders receive in the Merger?
A:
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of Sierra Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares (as defined below)) will be converted into the right to receive (1) $0.9783641 per share in cash, without interest, from Barings (such amount of cash, the “Cash Consideration”) and (2) 0.44973 (as may be adjusted pursuant to the Merger Agreement) of a validly issued, fully paid and non-assessable share of Barings BDC Common Stock (and, if applicable, cash in lieu of fractional shares of Barings BDC Common Stock payable in accordance with the Merger Agreement) (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”). For purposes of the Merger Agreement, “Canceled Shares” means all treasury shares and all shares of Sierra Common Stock issued and outstanding immediately prior to the Effective Time that are owned by Barings BDC, Sierra or any subsidiary thereof.

Q:	How will the Exchange Ratio be determined?
A:
The Exchange Ratio was fixed at the signing of the Merger Agreement at 0.44973. Because the Exchange Ratio is fixed, other than customary anti-dilution adjustments in the event of certain changes in the number of outstanding shares of Barings BDC Common Stock and Sierra Common Stock, the value of the consideration to be received by Sierra stockholders in the First Merger will depend on the market price of shares of Barings BDC Common Stock at the time of the First Merger.

Q:	Who is responsible for paying the expenses relating to completing the Merger?
A:
In general, all fees and expenses incurred in connection with the Merger will be paid by the party incurring such fees and expenses, whether or not the Merger or any of the transactions contemplated in the Merger Agreement are consummated, provided that each of Barings BDC and Sierra agreed to be responsible for one-half of all filing fees incurred in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). However, under certain circumstances, Sierra will be required to reimburse Barings BDC’s and Barings' expenses incurred in connection with the Merger, subject to a maximum reimbursement payment of $2.0 million, and to pay Barings BDC a termination fee in the amount of $11.0 million. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a more detailed discussion. It is expected that Barings BDC will incur approximately $[•] million, or $[•] per share of Barings BDC Common Stock, and Sierra will incur approximately $[•] million, or $[•] per share of Sierra Common Stock, of fees and expenses in connection with completing the Merger. While Barings BDC does not anticipate material portfolio repositioning following the Merger, these costs described above do not reflect commissions or other transaction fees that may be incurred by Barings BDC as a result of any such portfolio repositioning.

Q:	Will I receive distributions after the Merger?
A:
Each Sierra stockholder will become a stockholder of Barings BDC in the First Merger and, as such, will receive any future distributions paid to Barings BDC stockholders with respect to shares of Barings BDC Common Stock received in the First Merger.

Barings BDC intends to continue to make distributions on a quarterly basis to Barings BDC stockholders out of assets legally available for distribution. All distributions will be paid at the discretion of the Barings BDC Board and will depend on Barings BDC’s earnings, financial condition, maintenance of its status as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), compliance with applicable business development company (“BDC”) regulations and such other factors as the Barings BDC Board may deem relevant from time to time. Barings BDC cannot guarantee that it will pay distributions to stockholders in the future. For a history of the dividends and distributions paid by Barings BDC since January 1, 2019, see “Market Price, Dividend and Distribution Information—Barings BDC.” For a history of the dividends and distributions paid by Sierra since January 1, 2019, see “Market Price, Dividend and Distribution Information—Sierra.”
Barings BDC has adopted a dividend reinvestment plan that provides for reinvestment of Barings BDC’s distributions on behalf of Barings BDC stockholders, unless a stockholder elects to receive cash as provided below. Following the Closing, Sierra stockholders receiving shares of Barings BDC Common Stock in the First Merger will be automatically enrolled into the Barings BDC dividend reinvestment plan and would need to opt out to receive future distributions, if any, in cash. As a result, if the Barings BDC Board authorizes, and Barings BDC declares, a cash distribution, then Barings BDC stockholders, including former Sierra stockholders who received shares of Barings BDC Common Stock in the First Merger, who have not “opted out” of Barings BDC’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of Barings BDC Common Stock, rather than receiving the cash. See “Barings BDC Dividend Reinvestment Plan” for additional information regarding Barings BDC’s dividend reinvestment plan. To opt out of the Barings BDC dividend reinvestment plan, a Barings BDC stockholder should notify Computershare, Inc., the plan administrator, in writing at Computershare, Inc., P.O. Box 505000, Louisville, Kentucky 40233, so that such notice is received by the plan administrator no later than the applicable record date for a dividend to Barings BDC stockholders.
Q:	What happened to the Sierra Distribution Reinvestment Plan as a result of the Merger Agreement?
A:
Sierra agreed to suspend its distribution reinvestment plan in connection with the Merger Agreement. As a result, beginning with Sierra’s first distribution following its September 2021 distribution, any distributions declared by Sierra will be paid in cash to all Sierra stockholders unless and until the distribution reinvestment plan is reinstated. See “Sierra Distribution Reinvestment Plan.”

Q:	Is the Merger subject to any third-party consents?
A:
Under the Merger Agreement, Sierra and Barings BDC have agreed to cooperate with each other and use their reasonable best efforts to take promptly, or cause to be taken promptly, all actions to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement, including the Merger, in the most expeditious manner practicable. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.

Q:	How does Barings BDC’s investment objective and strategy differ from Sierra’s?
A:
Barings BDC’s primary investment objective is to generate income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing. Barings BDC seeks to achieve its investment objective by investing in senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries. Sierra’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. Sierra seeks to achieve its investment objective by primarily lending to and investing in the debt of privately owned U.S. middle-market companies.

The following table presents a comparison of Barings BDC’s and Sierra’s investment objectives and strategies:
	Barings BDC	Sierra
Primary Investment Objective	To generate income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing.	To generate current income, and to a lesser extent, long-term capital appreciation by primarily lending to and investing in the debt of privately-owned U.S. middle-market companies.

	Barings BDC	Sierra
Investment Focus	Senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries.	First lien senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt.

Target Borrower	Middle market companies, which tend to be privately owned, often by a private equity sponsor, and are companies that typically generate annual Adjusted EBITDA of $10.0 million to $75.0 million.	U.S. companies operating in a broad range of industries with annual revenue between $50.0 million and $1.0 billion.

Equity Investments
On a limited basis, Barings BDC may acquire equity interests in portfolio companies. In such cases, Barings BDC generally seeks to structure its equity investments as non-control investments that provide Barings BDC with minority rights.

Sierra may make equity investments in companies that Sierra believes will generate appropriate risk adjusted returns, although Sierra does not expect such investments to be a substantial portion of its portfolio.

Notwithstanding the differences in investment objective and strategy, Barings BDC does not anticipate any material repositioning of assets acquired in the Merger following the Merger.
The risks associated with an equity investment in Barings BDC and Sierra are similar, although there are differences in such risks due to the different investment objective, investment focus and target investment of Barings BDC and Sierra. See “Risk Factors—Risks Relating to the Merger—The investment objectives and investment strategy of Barings BDC differ from the investment objectives and investment strategy of Sierra and, therefore, an equity investment in Barings BDC has different risks than an equity investment in Sierra.”
Q:	How will the combined company be managed following the Merger?
A:
The directors of Barings BDC immediately prior to the Merger will remain the directors of Barings BDC and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. In addition, pursuant to the Merger Agreement, two current independent members of the Sierra Board selected by Barings BDC will be added to the Barings BDC Board as Class II directors effective as of the Closing. Barings BDC has not yet determined which Sierra independent directors will be appointed. The officers of Barings BDC immediately prior to the Merger will remain the officers of Barings BDC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Merger, Barings BDC will continue to be managed by Barings, and there are not expected to be any material changes in Barings BDC’s investment objective or strategy.

Q:	Are Barings BDC stockholders or Sierra stockholders able to exercise appraisal rights in connection with the Merger?
A:
No. Neither Barings BDC stockholders nor Sierra stockholders will be entitled to exercise appraisal rights with respect to any matter to be voted upon at the Barings BDC Special Meeting or the Sierra Special Meeting, respectively.

Q:	When do the parties expect to complete the Merger?
A:
While there can be no assurance as to the exact timing, or that the Merger will be completed at all, Barings BDC and Sierra are working to complete the Merger in the first quarter of 2022. It is currently expected that the Merger will be completed promptly following receipt of the Barings BDC Stockholder Approval at the Barings BDC Special Meeting and the Sierra Stockholder Approval at the Sierra Special Meeting, along with the satisfaction or (to the extent legally permissible) waiver of the other closing conditions set forth in the Merger Agreement.
Q:	Is the Merger expected to be taxable to Sierra stockholders?
A:
The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Merger qualifies as a reorganization, then generally, for U.S. federal income tax purposes, U.S. stockholders (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) of Sierra Common Stock who receive a combination of shares of Barings BDC Common Stock and cash, other than cash in lieu of a fractional share of Barings BDC Common Stock, in exchange for their Sierra Common Stock, will recognize gains, but will not recognize any losses, equal to the lesser of (1) the amount of cash received in exchange for Sierra Common Stock (excluding cash received in lieu of a fractional share of Barings BDC Common Stock) and (2) the excess, if any, of (a) the sum of the amount of cash received in exchange for Sierra Common Stock (including cash received in lieu of a fractional share of Barings BDC Common Stock) and the fair market value of the Barings BDC Common Stock received in the Merger (determined at the Effective Time) over (b) the U.S. stockholder’s tax basis in the shares of Sierra Common Stock surrendered in the Merger. A U.S. stockholder also will recognize gain or loss attributable to cash received in lieu of a fractional share of Barings BDC Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the Sierra Common Stock surrendered that is allocable to the fractional share. Any gains recognized generally will be capital gains, and any such capital gains generally will be long-term capital gains, provided certain holding period and other requirements are met. Sierra Tax Dividends (as defined in “Description of the Merger Agreement—Additional Covenants—Coordination of Dividends”) paid by Sierra should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of Sierra Common Stock in the Merger but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the Sierra Common Stock. The U.S. federal income tax treatment of the Cash Consideration is uncertain in many respects. Sierra believes that its U.S. stockholders have a reasonable basis upon which to take a position that the Cash Consideration should be treated as additional merger consideration, and, assuming such position is respected, any gain realized by a U.S. stockholder on the receipt of the Cash Consideration would be a capital gain if the shares of Sierra Common Stock were held by such U.S. stockholder as a capital asset. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position under which the Cash Consideration could be subject to taxation as ordinary income. Barings BDC and Barings do not express any position on how the U.S. stockholders of Sierra should treat the Cash Consideration.

Sierra’s obligation to effect the Merger is conditioned on its receipt of an opinion from Sullivan & Worcester LLP (“S&W”) (or, if S&W is unable to deliver such an opinion, of such other nationally recognized tax counsel reasonably satisfactory to Sierra and Barings BDC), to the effect that, for U.S. federal income tax purposes, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In addition, in connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Goodwin Procter LLP (“Goodwin Procter”) has delivered an opinion to Barings BDC to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Such opinions will be or are based on, among other things, certain facts, representations and covenants, each made by officers of Barings BDC and Sierra, and assumptions, all of which must be consistent with the state of facts existing at the time of the Merger. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the Internal Revenue Service (the “IRS”) or the courts, which may not agree with the conclusions set forth in such opinion.
No ruling has been, or will be, sought by Barings BDC or Sierra from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the IRS or a court determines that the Merger should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a U.S. stockholder (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) would generally recognize gain or loss for U.S. federal income tax purposes upon the exchange of Sierra Common Stock for Barings BDC Common Stock and cash in the Merger (with potential ordinary income treatment, as noted above, for the Cash Consideration).

For additional information, see the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Merger.” The tax consequences to you of the Merger will depend on your particular facts and circumstances. Please consult your own tax advisor as to the tax consequences of the Merger in your particular circumstances, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws.
Q:	What happens if the Merger is not consummated?
A:
If the Merger is not completed for any reason, Sierra stockholders will not receive any payment for their shares of Sierra Common Stock in connection with the Merger. Instead, Sierra will remain an independent company. In addition, Sierra may, under certain circumstances specified in the Merger Agreement, be required to pay Barings BDC a termination fee of $11.0 million and reimburse Barings BDC and Barings for their out-of-pocket expenses incurred in connection with the transactions, subject to a maximum reimbursement amount of $2.0 million. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a more detailed discussion. The Sierra Board would also expect to consider other alternatives, including the replacement of SIC Advisors as its investment adviser, another merger transaction or Sierra’s liquidation, based on, among other things, then-current market circumstances, the performance of the Sierra portfolio and the financial position of Sierra. Sierra also might seek a modification to the Final Plan that would extend the Run-Off End Date so that SIC Advisors may continue to serve as Sierra’s investment adviser beyond March 31, 2022.

Q:	Will stockholders of Barings BDC following the Merger pay a higher base management fee than stockholders of Barings BDC and Sierra prior to the Merger?
A:
No. Currently, Barings BDC stockholders pay a base management fee equal to 1.250% of Barings BDC’s average gross assets under the amended and restated investment advisory agreement, dated as of December 23, 2020, by and between Barings BDC and Barings (the “Existing Barings BDC Advisory Agreement”). On September 21, 2021, the Barings BDC Board, including a majority of the Barings BDC Board Independent Directors, approved a second amended and restated investment advisory agreement between Barings BDC and Barings (the “New Barings BDC Advisory Agreement”), which will be entered into in connection with and effective upon the closing of the Merger. The New Barings BDC Advisory Agreement does not result in any change to the base management fee currently payable to Barings under the Existing Barings BDC Advisory Agreement; the sole change is to increase the rate of return at which Barings would be entitled to an incentive payment from 2.0% to 2.0625% per quarter (or from 8.0% to 8.25% annualized) (the “Hurdle Rate Increase”). The Hurdle Rate Increase has the effect of reducing the likelihood that Barings will be eligible to receive an income incentive fee from Barings BDC, thus reducing the likelihood that Barings BDC will pay an income incentive fee to Barings.

Under the investment advisory agreement, dated as of April 5, 2012, by and between Sierra and SIC Advisors (the “Sierra Investment Advisory Agreement”), Sierra stockholders pay a 1.75% base management fee based on Sierra’s gross assets (which includes any borrowings for investment purposes) to SIC Advisors. Sierra stockholders will pay a base management fee to Barings under the New Barings BDC Advisory Agreement, which will be entered into in connection with and effective upon the closing of the Merger, that is less than the 1.75% base management fee otherwise payable to SIC Advisors.
The New Barings BDC Advisory Agreement is not required to be approved by the Barings BDC stockholders or the Sierra stockholders. However, if the Merger does not close because, for instance, Barings BDC has not obtained the Barings BDC Stockholder Approval or Sierra has not obtained the Sierra Stockholder Approval, the Existing Barings BDC Advisory Agreement, including the current hurdle rate, will continue in effect. For additional information about the terms of the New Barings BDC Advisory Agreement, see “The Merger—Terms of Second Amended and Restated Investment Advisory Agreement.”

SUMMARY OF THE MERGER
This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should read this entire joint proxy statement/prospectus carefully, including “Risk Factors” and other information incorporated by reference for a more complete understanding of the Merger. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Merger. The discussion in this joint proxy statement/prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement. See “Where You Can Find More Information,” “Incorporation by Reference for Barings BDC” and “Incorporation by Reference for Sierra.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page [•] for risks related to the Merger and “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part I, Item 1A of Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part II, Item 1A of Sierra’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 for general risks related to Barings BDC and Sierra.
The Parties to the Merger
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
Barings BDC is a Maryland corporation incorporated on October 10, 2006. Barings BDC currently operates as a closed-end, non-diversified investment company and has elected to be treated as a BDC under the Investment Company Act.
In connection with the Barings BDC Externalization Transaction, Barings BDC changed its name from Triangle Capital Corporation to Barings BDC, Inc. and on August 3, 2018, began trading on the New York Stock Exchange (“NYSE”) under the symbol “BBDC.”
Prior to the Barings BDC Externalization Transaction, Barings BDC’s business was to provide capital to lower middle-market companies located primarily in the United States. Barings BDC focused on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Barings BDC’s target portfolio company had annual revenues between $20.0 million and $300.0 million and annual earnings before interest, taxes, depreciation and amortization, as adjusted between $5.0 million and $75.0 million. Barings BDC invested primarily in senior and subordinated debt securities of privately held companies, generally secured by security interests in portfolio company assets. In addition, Barings BDC generally invested in one or more equity instruments of the borrower, such as direct preferred or common equity interests. Barings BDC’s investments generally ranged from $5.0 million to $50.0 million per portfolio company.
At the time of the Barings BDC Externalization Transaction, Barings shifted the investment focus of Barings BDC to investing in syndicated senior secured loans, bonds and other fixed income securities. Since that time, Barings has transitioned Barings BDC’s portfolio to primarily senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries. Barings’ existing SEC co-investment exemptive relief under the Investment Company Act permits Barings BDC’s and Barings’ affiliated private and SEC-registered funds to co-invest in Barings-originated loans, which allows Barings to efficiently implement its senior secured private debt investment strategy for Barings BDC.
Barings employs fundamental credit analysis, and targets investments in businesses with relatively low levels of cyclicality and operating risk. The hold size of each position will generally be dependent upon a number of factors including total facility size, pricing and structure, and the number of other lenders in the facility. Barings has experience managing levered vehicles, both public and private, and will seek to enhance Barings BDC’s returns through the use of leverage with a prudent approach that prioritizes capital preservation. Barings believes this strategy and approach offers attractive risk/return with lower volatility given the potential for fewer defaults and greater resilience through market cycles.
Barings BDC has elected for federal income tax purposes to be treated as a RIC under the Code.

Sierra Income Corporation
100 Park Avenue, 16th Floor
New York, New York 10017
(212) 759-0777
Sierra is a non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a BDC under the Investment Company Act.
Sierra’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. Sierra seeks to achieve its investment objective by primarily lending to and investing in the debt of privately owned U.S. middle-market companies. Sierra invests primarily in first lien senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt of middle market companies in a broad range of industries with annual revenue between $50.0 million and $1.0 billion. Sierra will originate transactions sourced through SIC Advisors’ direct origination network, and also expects to acquire debt securities through the secondary market. Sierra may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect such investments to be a substantial portion of the portfolio.
Sierra has elected for federal income tax purposes to be treated as a RIC under the Code.
Mercury Acquisition Sub, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
Acquisition Sub is a Maryland corporation and a newly formed wholly-owned direct consolidated subsidiary of Barings BDC. Acquisition Sub was formed in connection with and for the sole purpose of the Merger and has no prior operating history.
Barings LLC
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
Barings, a Delaware limited liability company and wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, is Barings BDC’s investment adviser. Barings is a leading global asset management firm and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Barings’ primary investment capabilities include fixed income, private credit, real estate, equity, and alternative investments. Subject to the overall supervision of the Barings BDC Board, a majority of which is made up of the Barings BDC Independent Directors, Barings’ Global Private Finance Group (“Barings GPFG”) manages Barings BDC’s day-to-day operations, and provides investment advisory and management services to Barings BDC. Barings GPFG is part of Barings’ Global Fixed Income Platform that includes all of public fixed income, all of private credit and real estate debt of Barings, which had approximately $296.2 billion assets under management as of June 30, 2021. Barings GPFG manages private funds and separately managed accounts, along with multiple public vehicles.
Included in Barings GPFG is Barings North American Private Finance Team, which, provides a full set of solutions to North American middle market companies, including revolvers, first and second lien senior secured loans, unitranche structures, mezzanine debt and equity co-investments. Barings GPFG is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, structuring Barings BDC’s investments and monitoring and servicing Barings BDC’s investments.

Structure of the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into Sierra. Sierra will be the surviving corporation in the First Merger and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. Immediately after the Effective Time, Sierra will merge with and into Barings BDC, with Barings BDC continuing as the surviving corporation in the Second Merger.
Based on the number of shares of Barings BDC Common Stock issued and outstanding on September 20, 2021, it is expected that, following consummation of the Merger, current Barings BDC stockholders will own approximately 58.7% of the outstanding Barings BDC Common Stock and former Sierra stockholders will own approximately 41.3% of the outstanding Barings BDC Common Stock.
The following diagram illustrates the First Merger, the Second Merger and the ownership structure of Barings BDC immediately following the Merger:

CURRENT STRUCTURE

Barings BDC Stockholders
Sierra Stockholders
Barings BDC
Sierra
100%
Acquisition Sub

FIRST MERGER

Barings LLC
Cash Consideration*
Barings BDC Stockholders
Share Consideration*
Sierra Stockholders
*Each share of Sierra Common Stock (other than those held by Barings BDC, Sierra or any subsidiary thereof) will be converted into the right to receive the Share Consideration and the Cash Consideration
Barings BDC
Each share of Acquisition Sub stock will be converted into Sierra Common Stock so Sierra becomes wholly owned by Barings BDC.
Sierra
100%
Acquisition Sub
Acquisition Sub merges with and into Sierra, with Sierra surviving

SECOND MERGER

Barings BDC Stockholders
Prior Sierra Stockholders
Barings BDC
Sierra merges with and into Barings BDC, with Barings BDC surviving and the shares of Sierra are canceled.
100%
Sierra

POST-MERGER

Barings BDC Stockholders
Prior Sierra Stockholders
Barings BDC

Merger Consideration
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of Sierra Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares) will be converted into the right to receive (i) $0.9783641 per share in cash, without interest, from Barings and (ii) 0.44973 of a validly issued, fully paid and non-assessable share of Barings BDC Common Stock, plus, if applicable, cash in lieu of fractional shares. Pursuant to the Merger Agreement, the Exchange Ratio is fixed, other than customary anti-dilution adjustments in the event of certain changes in the number of outstanding shares of Barings BDC and Sierra common stock. For more information, see “Description of the Merger Agreement—Merger Consideration.”
Market Price of Securities
Shares of Barings BDC Common Stock trade on the NYSE under the symbol “BBDC.” Shares of Sierra Common Stock are illiquid investments for which there is currently no secondary market.
The following table presents the closing sales prices as of the last trading day before the execution of the Merger Agreement and the last trading day before the date of this joint proxy statement/prospectus.
Barings BDC Common Stock
Closing Sales Price at September 20, 2021	$10.63
Closing Sales Price at [•], 2021	$[•]
Risks Relating to the Proposed Merger
The Merger and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. Barings BDC stockholders and Sierra stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at the Special Meetings.
•
Because the market price of Barings BDC Common Stock will fluctuate, Sierra stockholders cannot be sure of the market value of the Merger Consideration they will receive until the closing date of the Merger (the “Closing Date”).

•	Sales of shares of Barings BDC Common Stock after the completion of the Merger may cause the market price of Barings BDC Common Stock to decline.
•	Sierra stockholders and Barings BDC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.
•
The NAV per share of Barings BDC Common Stock will be diluted if Barings BDC issues shares of Barings BDC Common Stock at a price below the then-current NAV per share in connection with the First Merger.

•	Barings BDC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to realize such benefits.
•	The announcement and pendency of the proposed Merger could adversely affect both Barings BDC’s and Sierra’s business, financial results and operations.
•	If the Merger does not close, neither Barings BDC nor Sierra will benefit from the expenses incurred in their pursuit of the Merger.
•	The termination of the Merger Agreement could negatively impact Sierra and Barings BDC.
•	Under certain circumstances, Sierra may be obligated to pay a termination fee upon termination of the Merger Agreement.
•	Except in specified circumstances, if the Merger is not completed by March 31, 2022, either Sierra or Barings BDC may choose not to proceed with the Merger.
•
The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to Sierra’s and Barings BDC’s business and operations.

•	Sierra and Barings BDC will be subject to contractual restrictions while the Merger is pending, including restrictions on pursuing alternatives to the Merger.

•	The Merger Agreement contains provisions that could discourage or make it difficult for a third party to acquire Sierra prior to the completion of the Merger.
•	If the Merger is not completed or Sierra is not otherwise acquired, Sierra may consider other strategic alternatives, which are subject to risks and uncertainties.
•	Subject to applicable law, each party may waive one or more conditions to the Merger without resoliciting approval from its respective stockholders.
•
The shares of Barings BDC Common Stock to be received by Sierra stockholders as a result of the First Merger will have different rights associated with them than shares of Sierra Common Stock currently held by them. For a more detailed discussion comparing the rights of Barings BDC stockholders and Sierra stockholders, see section entitled “Comparison of Barings BDC and Sierra Stockholder Rights.”

•	The market price of Barings BDC Common Stock after the Merger may be affected by factors different from those affecting Barings BDC Common Stock or Sierra Common Stock currently.
•
The Merger may trigger certain “change of control” provisions and other restrictions in certain of Barings BDC’s and Sierra’s contracts and the failure to obtain any required consents or waivers could adversely impact the combined company.

•
The opinion delivered to the Barings BDC Board by its financial advisor and the opinion delivered to the Sierra Board and the Sierra Special Committee by Sierra’s financial advisor will not reflect any changes in circumstances that may occur since the opinions were delivered prior to signing the Merger Agreement.

•
Certain persons related to Sierra and Barings BDC have interests in the Merger that differ from the interests of Sierra and Barings BDC stockholders. For example, Sierra directors and officers are entitled to post-closing indemnification by Barings BDC under the Merger Agreement, Barings BDC has agreed to maintain a directors and officers’ liability insurance policy covering current and former Sierra directors and officers for six years following the closing of the Merger and two independent members of the Sierra Board will be appointed to the Barings BDC Board following the Merger. In addition, Barings, the investment adviser of Barings BDC, has indirect financial interests in the transactions contemplated by the Merger Agreement that are different from, and/or in addition to, the interests of Barings BDC stockholders. For more information, see “The Merger—Interests of Certain Persons Related to Barings BDC in the Merger” and “The Merger—Interests of Certain Persons Related to Sierra in the Merger.”

•	The combined company may not be able to obtain financing for additional capital requirements.
•	Sierra and Barings BDC have incurred and expect to incur substantial transaction fees and costs in connection with the Merger, whether or not the Merger is completed.
•
Any litigation which may be filed against Sierra and Barings BDC in connection with the Merger, regardless of its merits, could result in substantial costs and could delay or prevent the Merger from being completed.

•	The Merger may not be treated as a tax-free reorganization under Section 368(a) of the Code.
•
The U.S. federal income tax treatment of the Cash Consideration is not entirely clear. Sierra believes that its U.S. stockholders have a reasonable basis upon which to take a position that the Cash Consideration should be treated as additional merger consideration, and, assuming such position is respected, any gain realized by a U.S. stockholder on the receipt of the Cash Consideration would be a capital gain if the shares of Sierra Common Stock were held by such U.S. stockholder as a capital asset. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position under which the Cash Consideration could be subject to taxation as ordinary income. Barings BDC and Barings do not express any position on how the U.S. stockholders of Sierra should treat the Cash Consideration.

•
The investment objectives and investment strategy of Barings BDC differ from the investment objectives and investment strategy of Sierra and, therefore, an equity investment in Barings BDC has different risks than an equity investment in Sierra.

See the section captioned “Risk Factors—Risks Relating to the Merger” below for a more detailed discussion of these factors.

Tax Consequences of the Merger
The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Merger qualifies as a reorganization, then generally, for U.S. federal income tax purposes, U.S. stockholders (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) of Sierra Common Stock who receive a combination of shares of Barings BDC Common Stock and cash, other than cash in lieu of a fractional share of Barings BDC Common Stock, in exchange for their Sierra Common Stock, will recognize gains, but will not recognize any losses, equal to the lesser of (1) the amount of cash received in exchange for Sierra Common Stock (excluding cash received in lieu of a fractional share of Barings BDC Common Stock) and (2) the excess, if any, of (a) the sum of the amount of cash received in exchange for Sierra Common Stock (including cash received in lieu of a fractional share of Barings BDC Common Stock ) and the fair market value of the Barings BDC Common Stock received in the Merger (determined at the Effective Time) over (b) the U.S. stockholder’s tax basis in the shares of Sierra Common Stock surrendered in the Merger. A U.S. stockholder also will recognize gain or loss attributable to cash received in lieu of a fractional share of Barings BDC Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the Sierra Common Stock surrendered that is allocable to the fractional share. Any gains recognized generally will be capital gains, and any such capital gains generally will be long-term capital gains, provided certain holding period and other requirements are met. Sierra Tax Dividends paid by Sierra should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of Sierra Common Stock in the Merger but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the Sierra Common Stock. The U.S. federal income tax treatment of the Cash Consideration is uncertain in many respects. Sierra believes that its U.S. stockholders have a reasonable basis upon which to take a position that the Cash Consideration should be treated as additional merger consideration, and, assuming such position is respected, any gain realized by a U.S. stockholder on the receipt of the Cash Consideration would be a capital gain if the shares of Sierra Common Stock were held by such U.S. stockholder as a capital asset. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position under which the Cash Consideration could be subject to taxation as ordinary income. Barings BDC and Barings do not express any position on how the U.S. stockholders of Sierra should treat the Cash Consideration.
Sierra’s obligation to effect the Merger is conditioned on its receipt of an opinion from S&W (or, if S&W is unable to deliver such an opinion, of such other nationally recognized tax counsel reasonably satisfactory to Sierra and Barings BDC), to the effect that, for U.S. federal income tax purposes, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In addition, in connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Goodwin Procter has delivered an opinion to Barings BDC to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Such opinions will be or are based on, among other things, certain facts, representations and covenants, each made by officers of Barings BDC and Sierra, and assumptions, all of which must be consistent with the state of facts existing at the time of the Merger. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion.
No ruling has been, or will be, sought by Barings BDC or Sierra from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the IRS or a court determines that the Merger should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a U.S. stockholder (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) would generally recognize gain or loss for U.S. federal income tax purposes upon the exchange of Sierra Common Stock for Barings BDC Common Stock and cash in the Merger (with potential ordinary income treatment, as noted above, for the Cash Consideration).
For additional information, see the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Merger.” The tax consequences to you of the Merger will depend on your particular facts and circumstances. Please consult your own tax advisor as to the tax consequences of the Merger in your particular circumstances, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws.

Special Meeting of Barings BDC Stockholders
Barings BDC plans to hold the Barings BDC Special Meeting virtually on [•], 2022, at [•] [a.m.][p.m.], Eastern Time, at the following website: www.virtualshareholdermeeing.com/BBDC2022SM. At the Barings BDC Special Meeting, holders of Barings BDC Common Stock will be asked to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal and, if necessary or appropriate, the Barings BDC Adjournment Proposal.
A Barings BDC stockholder can vote at the Barings BDC Special Meeting if such stockholder owned shares of Barings BDC Common Stock at the close of business on the Barings BDC Record Date. As of that date, there were [•] shares of Barings BDC Common Stock outstanding and entitled to vote. [•] of such total outstanding shares, or approximately [•]%, were owned beneficially or of record by directors and executive officers of Barings BDC.
Special Meeting of Sierra Stockholders
Sierra plans to hold the Sierra Special Meeting virtually on [•], 2022, at [•] [a.m.][p.m.], Eastern Time, at the following website: [•]. At the Sierra Special Meeting, holders of Sierra Common Stock will be asked to approve the Merger Proposal and, if necessary or appropriate, the Sierra Adjournment Proposal.
A Sierra stockholder can vote at the Sierra Special Meeting if such stockholder owned shares of Sierra Common Stock at the close of business on the Sierra Record Date. As of that date, there were [•] shares of Sierra Common Stock outstanding and entitled to vote. [•] of such total outstanding shares, or approximately [•]%, were owned beneficially or of record by directors and executive officers of Sierra.
Barings BDC Board Recommendation
The Barings BDC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger and the Merger Stock Issuance Proposal, and unanimously recommends that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings BDC Below NAV Issuance Proposal and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.
Sierra Board Recommendation
The Sierra Board, acting on the recommendation of the Sierra Special Committee, unanimously approved the Merger Agreement and the transactions contemplated thereby, including the First Merger, and unanimously recommends that Sierra stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the Sierra Adjournment Proposal.
Vote Required—Barings BDC
Each share of Barings BDC Common Stock held by a holder of record as of the Barings BDC Record Date has one vote on each matter to be considered at the Barings BDC Special Meeting.
The Merger Stock Issuance Proposal
Approval of Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote. Abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote of the Merger Stock Issuance Proposal.
The Barings BDC Below NAV Issuance Proposal
Approval of the Barings BDC Below NAV Issuance Proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. Abstentions and broker non-votes (if any) will have the effect of a vote “against” the Barings BDC Below NAV Issuance Proposal.
The Barings BDC Adjournment Proposal
Approval of the Barings BDC Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat. Abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote of the Barings BDC Adjournment Proposal.
Vote Required—Sierra
Each share of Sierra Common Stock held by a holder of record as of the Sierra Record Date has one vote on each matter to be considered at the Sierra Special Meeting.
The Merger Proposal
The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Sierra Common Stock present at the Sierra Special Meeting, virtually or represented by proxy, and entitled to vote thereat (“Sierra Stockholder Approval”). Abstentions and broker non-votes (if any) will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.
The Sierra Adjournment Proposal
The approval of the Sierra Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the votes cast by holders of the shares of Sierra Common Stock present at the Sierra Special Meeting, virtually or represented by proxy, and entitled to vote thereat, whether or not a quorum exists. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Sierra Adjournment Proposal. In addition, the chairman of the Sierra Special Meeting will have the authority to adjourn the Sierra Special Meeting from time-to-time for any reason without notice and without the vote or approval of the Sierra stockholders.
Completion of the Merger
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Merger depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Merger to occur, see “Description of the Merger Agreement—Conditions to Closing the First Merger.” While there can be no assurances as to the exact timing, or that the Merger will be completed at all, Barings BDC and Sierra are working to complete the Merger in the first quarter of 2022. It is currently expected that the Merger will be completed promptly following receipt of the stockholder approvals at the Barings BDC Special Meeting and the Sierra Special Meeting and satisfaction (or to the extent legally permitted, waiver) of the other closing conditions set forth in the Merger Agreement.
Termination of the Merger and Termination Fee and Expenses
The Merger Agreement contains certain termination rights for Barings BDC and Sierra, each of which is discussed below in “Description of the Merger Agreement—Termination of the Merger Agreement.” The Merger Agreement provides that, upon the valid termination of the Merger Agreement under certain circumstances, Sierra may be required to pay or cause to be paid to Barings BDC a termination fee of $11.0 million and to reimburse Barings BDC’s and Barings’ expenses incurred in connection with the Merger, subject to a cap of $2.0 million. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of the termination fee and expense reimbursement.
Reasons for the Merger
Barings BDC
Barings BDC’s Board consulted with Barings BDC’s management and Barings, as well as its legal and other advisors, and considered numerous factors and, as a result, the Barings BDC Board, including the Barings BDC Independent Directors, determined that the Merger is in Barings BDC’s best interests and the best interests of Barings BDC stockholders.

Certain material factors considered by the Barings BDC Board, including the Barings BDC Independent Directors, that favored the conclusion of the Barings BDC Board that the Merger is in the best interests of Barings BDC and Barings BDC stockholders included, among others:
•	the combined company’s increased scale and liquidity;
•	the expected accretion to Barings BDC stockholders;
•
the alignment of Barings and Barings BDC stockholders as a result of Barings agreeing to (1) fund the cash portion of the purchase price of $0.9783641 per share, or approximately $100.0 million and (2) provide up to $100.0 million of credit support pursuant to the Credit Support Agreement designed to limit downside to Barings BDC stockholders from net cumulative realized and unrealized losses on the acquired Sierra portfolio relative to purchase price while also allowing Barings BDC stockholders to benefit from long-term Sierra portfolio appreciation;

•	the combined company’s economies of scale;
•	the combined company’s quality of holdings and diversification of assets and liabilities;
•	the combined company’s increased market capitalization and commensurate increased trading volume;
•	the structure and tax consequences of the Merger;
•	the opinion of Barings BDC’s financial advisor; and
•
the terms of the Merger Agreement, including (1) the interim operating covenants applicable to Sierra’s portfolio, (2) the non-solicitation covenants and (3) the provisions relating to Sierra’s payment of the termination fee and reimbursement of Barings BDC’s and Barings’ expenses up to a cap under certain circumstances.

The Barings BDC Board considered that while the Merger could cause dilution to Barings BDC stockholders’ voting interests and the NAV per share of the combined company’s common stock, the potential benefits of the Merger (including each of the foregoing) outweighed this cost.
The foregoing list does not include all the factors that the Barings BDC Board considered in approving the proposed Merger and the Merger Agreement and recommending that Barings BDC stockholders approve the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal. For a further discussion of the material factors considered by the Barings BDC Board, see “The Merger—Reasons for the Merger—Barings BDC.”
Sierra
In evaluating the merger proposal from Barings BDC, the Sierra Board, including the Sierra Independent Directors, and the Sierra Special Committee consulted with and received the advice of certain outside advisors, including financial and legal advisors. In reaching their decisions, the Sierra Board and the Sierra Special Committee considered a number of factors, including the factors discussed below, and, as a result, determined that the First Merger is in the best interests of Sierra and Sierra stockholders.
Certain material factors considered by the Sierra Board and the Sierra Special Committee favored the conclusion of the Sierra Board that the First Merger is in the best interests of Sierra and Sierra stockholders, including, among others:
•	the consideration to be received by Sierra stockholders represents a premium to Sierra’s NAV as of June 30, 2021;
•	the First Merger will provide the Sierra stockholders with the opportunity for immediate liquidity upon the close of the Merger;
•	the Sierra stockholders will have the option of selling the shares of Barings BDC they receive in the First Merger or remaining stockholders of Barings BDC;
•	Barings BDC will increase the hurdle rate on the income incentive fee payable to Barings;
•	The opportunity for Sierra stockholders to receive a higher dividend rate as holders of Barings BDC Common Stock;

•	The combined company will be significantly larger and also more highly diversified than a standalone Sierra;
•
With approximately $2.5 billion in assets (on a pro forma basis as of June 30, 2021), Barings BDC will have greater scale and thus is expected to be better able to successfully compete for investment opportunities and have access to lower cost financing sources than Sierra;

•
the Credit Support Agreement is expected to give stockholders of the combined company downside protection on the Sierra portfolio and insulate the combined company’s stockholders from certain losses in the Sierra portfolio for the ten years following the completion of the Merger;

•
the Merger Agreement provides that Barings BDC will repurchase up to $30 million of its shares over a twelve-month period in the event the combined company’s shares trade below a specified level of NAV following the completion of the first quarterly period ended after the closing of the Merger, subject to Barings BDC’s compliance with certain contractual covenants and regulatory requirements;

•	the Merger is expected to qualify as a tax-free transaction for federal income tax purposes;
•
the terms of the Merger Agreement, including: (1) a provision that permits Sierra, under specified circumstances, to respond to and engage in discussions with, and provide information to, third parties regarding unsolicited proposals to acquire Sierra; (2) a provision that permits the Sierra Board and the Sierra Special Committee, under specified circumstances in connection with an intervening event, to change their recommendation that Sierra stockholders vote in favor of the First Merger; (3) a provision whereby two Sierra Independent Directors will be appointed to the Barings BDC Board following the closing of the Merger; and (4) Barings BDC’s obligation to complete the First Merger is not conditioned on Barings BDC receiving any third-party financing; and

•	the opinion of the Sierra Special Committee’s financial advisor.
The Sierra Board and the Sierra Special Committee considered, among other factors and risks, that while there are risks and costs to Sierra if the First Merger is not completed, the potential benefits resulting from the Merger outweighed such factors and risks.
The foregoing list does not include all the factors that the Sierra Board considered in approving the Merger Agreement and the First Merger and recommending that Sierra stockholders approve the First Merger. In view of the complexity and the large number of factors considered, the Sierra Board and the Sierra Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors they considered in reaching their decisions. For a further discussion of the material factors considered by the Sierra Board, see “The Merger—Reasons for the Merger—Sierra” below.
Opinion of the Financial Advisor to Barings BDC
Barings BDC retained Wells Fargo Securities, LLC (“Wells Fargo Securities”) as the financial advisor to the Barings BDC Board in connection with the proposed Merger. At the meeting of the Barings BDC Board on September 21, 2021, Wells Fargo Securities rendered its oral opinion to the Barings BDC Board that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Wells Fargo Securities in preparing its opinion, the Exchange Ratio in the proposed Merger was fair, from a financial point of view, to Barings BDC. Wells Fargo Securities subsequently confirmed this oral opinion by delivering its written opinion to the Barings BDC Board, dated September 21, 2021.
The full text of the written opinion of Wells Fargo Securities dated September 21, 2021, which sets forth the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Wells Fargo Securities in preparing its opinion, is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference. Stockholders of Barings BDC are urged to read the opinion in its entirety. Wells Fargo Securities’ written opinion was addressed to the Barings BDC Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the fairness, from a financial point of view, to Barings BDC of the Exchange Ratio in the proposed Merger and did not address any other aspect of the proposed Merger. The opinion does not constitute a recommendation to any stockholder of Barings BDC as to how such stockholder should vote with respect to the proposed Merger or any other matter. For a description of the opinion that the Barings BDC Board received from Wells Fargo Securities, see “The Merger—Opinion of the Financial Advisor to Barings BDC” beginning on page [•] of this joint proxy statement/prospectus.
Opinion of the Financial Advisor to the Sierra Special Committee
In connection with the Merger, Broadhaven Capital Partners (“Broadhaven”) delivered a written opinion, dated September 21, 2021, as discussed in more detail in the section entitled “The Merger—Opinion of the Financial Advisor to the Sierra Special Committee,” to the Sierra Special Committee as to the fairness, from a financial point of view, to the holders of Sierra Common Stock of the Merger Consideration to be received by such holders in the Merger. The full text of the opinion, which describes the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Broadhaven in preparing the opinion, is attached as Annex E to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the Sierra Special Committee (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The opinion did not address the underlying business decision of Sierra to engage in the Merger or enter into the Merger Agreement, nor did it constitute a recommendation to the Sierra Special Committee or the Sierra Board in connection with the Merger, and it does not constitute a recommendation to any holder of Sierra Common Stock as to how to vote in connection with the Merger or any other matter.
At the instruction of the Sierra Special Committee, a copy of Broadhaven’s opinion was provided to the Sierra Board for informational purposes only prior to its deliberations relating to the approval of the Merger and the Merger Agreement.
For more information, see the section entitled “The Merger—Opinion of the Financial Advisor to the Sierra Special Committee.”
Barings BDC Stockholders Do Not Have Appraisal Rights
Barings BDC stockholders will not be entitled to exercise appraisal rights in connection with the Merger under the laws of the State of Maryland.
Sierra Stockholders Do Not Have Appraisal Rights
Sierra stockholders will not be entitled to exercise appraisal rights in connection with the First Merger under the laws of the State of Maryland.

RISK FACTORS
In addition to the other information included in this document, stockholders should carefully consider the risks described below in determining whether to approve, in the case of Barings BDC stockholders, (1) the Merger Stock Issuance Proposal and (2) the Barings BDC Below NAV Issuance Proposal and, in the case of Sierra stockholders, the Merger Proposal. The information in “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference for general risks related to Barings BDC. The information in “Risk Factors” in Part I, Item 1A of Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part II, Item 1A of Sierra’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 is incorporated herein by reference for general risks related to Sierra.
The risks, as set out below and incorporated by reference herein are not the only risks Barings BDC and Sierra and, following the Merger, the combined company, face. Additional risks and uncertainties not currently known to Barings BDC or Sierra or that they currently deem to be immaterial also may materially adversely affect their or, following the Merger, the combined company’s, business, financial condition or operating results. If any of the following events occur, Barings BDC or Sierra or, following the Merger, the combined company’s, business, financial condition or results of operations could be materially adversely affected. See also “Incorporation by Reference for Barings BDC,” “Incorporation by Reference for Sierra” and “Where You Can Find More Information” in this joint proxy statement/prospectus.
Risks Relating to the Merger
Because the market price of Barings BDC Common Stock will fluctuate, Sierra stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.
The Exchange Ratio is fixed in the Merger Agreement and the Merger Consideration will not be adjusted for changes in the market price of Barings BDC Common Stock. Pursuant to the terms of the Merger Agreement, at the Effective Time, each Sierra stockholder will have the right to receive 0.44973 newly issued shares of Barings BDC Common Stock for each share of Sierra Common Stock that they own immediately prior to the Effective Time, subject only to customary anti-dilution adjustments and with cash paid in lieu of fractional shares. The market value of the Merger Consideration may vary from the closing price of Barings BDC Common Stock on the date the Merger was announced, on the date that this joint proxy statement/prospectus was made available to stockholders, on the date of the Barings BDC Special Meeting or the date of the Sierra Special Meeting and on the date the Merger is completed. Any change in the market price of Barings BDC Common Stock prior to completion of the Merger will affect the market value of the aggregate Merger Consideration that Sierra stockholders will receive upon completion of the First Merger.
Accordingly, at the time of the Sierra Special Meeting, Sierra stockholders will not know or be able to calculate the market value of the Merger Consideration they would receive upon completion of the First Merger. Neither Barings BDC nor Sierra is permitted to terminate the Merger Agreement or resolicit the vote of their respective stockholders solely because of changes in the market price of shares of Barings BDC Common Stock.
Changes in the market price of Barings BDC Common Stock may result from a variety of factors, including, among other things:
•	changes in the business, operations or prospects of Barings BDC;
•	the financial condition of current or prospective portfolio companies of Barings BDC;
•	interest rates or general market or economic conditions;
•	market assessments of the likelihood that the Merger will be completed and the timing of completion of the Merger;
•	market perception of the future profitability of the combined company;
•	the duration and effects of the COVID-19 pandemic on Barings BDC’s portfolio companies; and
•
the duration and effects of the COVID-19 pandemic on equity trading prices generally, and specifically on the trading price of Barings BDC Common Stock and the common stock of the surviving corporation following the Merger.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of Barings BDC Common Stock to change.
These factors are generally beyond the control of Barings BDC. The range of high and low closing sales prices of Barings BDC Common Stock, as reported on the NYSE for the nine months ended September 30, 2021, was a low of $8.83 to a high of $11.07. However, historical trading prices are not necessarily indicative of future performance. You should obtain current market quotations for shares of Barings BDC Common Stock prior to the Special Meetings.
Sales of shares of Barings BDC Common Stock after the completion of the Merger may cause the market price of Barings BDC Common Stock to decline.
Based on the number of outstanding shares of Sierra Common Stock as of the close of business on September 20, 2021, Barings BDC would issue approximately 46.0 million shares of Barings BDC Common Stock pursuant to the Merger Agreement. Former Sierra stockholders may decide not to hold the shares of Barings BDC Common Stock that they receive pursuant to the Merger Agreement. In addition, Barings BDC stockholders may decide not to hold their shares of Barings BDC Common Stock after completion of the Merger. In each case, such sales of Barings BDC Common Stock could have the effect of depressing the market price for Barings BDC Common Stock and may take place promptly following the completion of the Merger.
Sierra stockholders and Barings BDC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.
Sierra stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in Sierra prior to the Merger. Consequently, Sierra stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of Sierra. Barings BDC stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in Barings BDC prior to the Merger. Consequently, Barings BDC stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of Barings BDC.
If the Merger is consummated, based on the number of shares of Barings BDC Common Stock and Sierra Common Stock issued and outstanding on September 20, 2021, it is expected that current Barings BDC stockholders will own approximately 58.7% of the outstanding Barings BDC Common Stock and former Sierra stockholders will own approximately 41.3% of the outstanding Barings BDC Common Stock. In addition, both prior to and after completion of the Merger, subject to certain restrictions in the Merger Agreement and Barings BDC Stockholder Approval, Barings BDC may issue additional shares of Barings BDC Common Stock (including, subject to certain restrictions under the Investment Company Act, at prices below Barings BDC Common Stock’s then-current NAV per share), all of which would further reduce the percentage ownership of the combined company held by former Sierra stockholders and current Barings BDC stockholders. In addition, the issuance or sale by Barings BDC of shares of Barings BDC Common Stock at a discount to NAV poses a risk of economic dilution to stockholders.
The NAV per share of Barings BDC Common Stock will be diluted if Barings BDC issues shares of Barings BDC Common Stock at a price below the then-current NAV per share in connection with the First Merger.
At the Barings BDC Special Meeting, subject to certain determinations required to be made by the Barings BDC Board, Barings BDC stockholders are being asked to approve Barings BDC’s ability to issue shares of Barings BDC Common Stock at a price below the then-current NAV per share in connection with the First Merger in the event that at the time of such issuance, Barings BDC’s then-current NAV per share is greater than the value of the shares of Sierra Common Stock being exchanged.
Under the Merger Agreement, the Exchange Ratio is fixed as of September 21, 2021, the signing date of the Merger Agreement, subject to certain adjustments pursuant to the Merger Agreement. The Exchange Ratio was determined taking into account the NAV per share of each of Barings BDC Common Stock and Sierra Common Stock as of June 30, 2021 and is not subject to adjustment based on changes in the NAV per share of Barings BDC Common Stock or Sierra Common Stock. In that regard, regardless of the date on which the Merger is consummated and the resulting date on which the shares of Barings BDC Common Stock are issued, the Exchange Ratio upon which the shares of Barings BDC Common Stock will be issued will not change (except for certain customary anti-dilution adjustments). Consequently, if, on the date that the Barings BDC Common Stock is issued, the per share value of the Sierra Common Stock were to decrease from its per share value as of June 30, 2021 and the NAV of Barings BDC Common Stock were to remain the same, then Barings BDC could be deemed to be issuing shares at a price below its then-current NAV per share. As a result, it is not known at this time whether Barings BDC will be issuing shares of Barings BDC Common Stock at a price below the then-current NAV per share to Sierra stockholders in connection with the First Merger. The determination of whether Barings BDC is issuing its shares of Barings BDC Common Stock at a price below the then-current net asset value per share will be made at or around the time of the closing of the First Merger.
If Barings BDC were to issue shares of Barings BDC Common Stock below its then-current NAV per share in connection with the First Merger, such sales would result in an immediate dilution to the NAV per share of Barings BDC Common Stock. This dilution would occur as a result of the issuance of shares at a price below the then-current NAV per share of Barings BDC Common Stock and a proportionately greater decrease in the stockholders’ interest in Barings BDC’s earnings and assets and their voting interest in Barings BDC than the increase in Barings BDC’s assets resulting from such issuance. Because the NAV of shares of Barings BDC Common Stock at or around the time of the First Merger is not currently known, the actual dilutive effect cannot be predicted.
Barings BDC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to realize such benefits.
The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of Sierra’s investment portfolio with Barings BDC’s and the integration of Sierra’s business with Barings BDC’s. There can be no assurance that Sierra’s investment portfolio or business can be operated profitably or integrated successfully into Barings BDC’s operations in a timely fashion or at all. The dedication of management resources to such integration may divert attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of Sierra’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.
Barings BDC also expects to achieve certain cost savings from the Merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume Barings BDC will be able to combine the operations of Barings BDC and Sierra in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if Barings BDC is not able to successfully combine Sierra’s investment portfolio or business with the operations of Barings BDC, the anticipated cost savings may not be fully realized, or realized at all, or may take longer to realize than expected.
The announcement and pendency of the proposed Merger could adversely affect both Barings BDC’s and Sierra’s business, financial results and operations.
The announcement and pendency of the proposed Merger could cause disruptions in and create uncertainty surrounding both Barings BDC’s and Sierra’s business, including affecting relationships with their respective existing and future borrowers, which could have a significant negative impact on Barings BDC’s future revenues and results of operations, regardless of whether the Merger is completed, and on Sierra’s future revenues and results of operations if the Merger is not consummated. In addition, Barings BDC and Sierra have diverted, and will continue to divert, significant management resources towards the completion of the Merger, which could have a significant negative impact on each of their future revenues and results of operations.
Sierra and Barings BDC are also subject to restrictions on the conduct of each of their businesses prior to the completion of the Merger as provided in the Merger Agreement, generally requiring Sierra and Barings BDC to conduct their business only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on their respective ability to make certain investments and acquisitions, sell, transfer or dispose of their respective assets, amend their respective organizational documents and, in the case of Sierra, enter into or modify certain material contracts. These restrictions could prevent Sierra or Barings BDC from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on Barings BDC’s future investment income and results of operations. For more information about the restrictions applicable to Barings BDC and Sierra, see “Description of the Merger Agreement—Interim Operations of Barings BDC” and “Description of the Merger Agreement—Interim Operations of Sierra,” respectively.
If the Merger does not close, neither Barings BDC nor Sierra will benefit from the expenses incurred in their pursuit of the Merger and, under certain circumstances, Sierra may be required to pay an $11.0 million termination fee and to reimburse expenses incurred in connection with the Merger by Barings BDC and Barings, subject to a maximum expense reimbursement payment of $2.0 million.
For various reasons, the Merger may not be completed. If the Merger is not completed, Sierra and Barings BDC will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed. The Merger Agreement provides that, upon the valid termination of the Merger Agreement under certain circumstances, Sierra may be required to pay or cause to be paid to Barings BDC a termination fee of $11.0 million and to pay Barings BDC’s and Barings’ expenses incurred in connection with the Merger, subject to a maximum reimbursement payment of $2.0 million. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of the termination fee and expenses.
The termination of the Merger Agreement could negatively impact Sierra and Barings BDC.
If the Merger Agreement is terminated, there may be various consequences, including:
•
Sierra’s and Barings BDC’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•	the market price of Barings BDC Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Merger will be completed;
•
the Sierra Board would expect to consider alternatives, including the replacement of SIC Advisors as its investment adviser, another merger transaction (though Sierra may not be able to find a party willing to pay an equivalent or more attractive price than the price Barings BDC agreed to pay in the Merger) or Sierra’s liquidation, based on, among other things, then-current market circumstances, the performance of the Sierra portfolio and the financial position of Sierra;

•	Sierra also might seek a modification to the Final Plan to extend the Run-Off End Date so that SIC Advisors may continue to serve as Sierra’s investment adviser beyond March 31, 2022; and
•	the payment of any termination fee and reimbursement of expenses, if required under the circumstances, could adversely affect the financial condition and liquidity of Sierra.
Except in specified circumstances, if the Merger is not completed by March 31, 2022, either Sierra or Barings BDC may choose not to proceed with the Merger.
Either Sierra or Barings BDC may terminate the Merger Agreement if the Effective Time has not occurred by March 31, 2022. However, this right to terminate the Merger Agreement will not be available to Sierra or Barings BDC if the failure of such party to perform any of its obligations under the Merger Agreement has been the primary cause of or resulted in the failure of the Merger to be complete on or before such date. For more information, see the sections entitled “Description of the Merger Agreement—Termination of the Merger Agreement.”
The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to Sierra’s and Barings BDC’s business and operations.
While there can be no assurances as to the exact timing, or that the Merger will be completed at all, Barings BDC and Sierra are working to complete the Merger in the first quarter of 2022. The Merger is subject to closing conditions, including required regulatory approvals (including the expiration of the waiting period under the HSR Act and the rules and regulations thereunder) and certain approvals of Barings BDC’s and Sierra’s respective stockholders that, if not satisfied, will prevent the Merger from being completed. The closing condition that Barings BDC stockholders approve the issuance of shares of Barings BDC Common Stock in connection with the First Merger and the issuance of shares of Barings BDC Common Stock in connection with the First Merger at a price below its then-current NAV may not be waived and must be satisfied for the Merger to be completed. Barings BDC currently expects that all directors and executive officers of Barings BDC will vote their shares of Barings BDC Common Stock in favor of the proposals presented at the Barings BDC Special Meeting. Additionally, Barings, as a party to the Merger Agreement, agreed to vote all shares of Barings BDC Common Stock over which it has voting power (other than in its fiduciary capacity) in favor of the proposals presented at the Barings BDC Special Meeting. The closing condition that Sierra stockholders adopt the Merger Agreement may not be waived and must be satisfied for the Merger to be completed. If the closing conditions to the Merger are not satisfied, including receipt of the Barings BDC Stockholder Approval and the Sierra Stockholder Approval, and the Merger is not completed, the resulting failure to complete the Merger could have a material adverse impact on Barings BDC’s and Sierra’s respective business and operations.
Sierra and Barings BDC will be subject to contractual restrictions while the Merger is pending, including restrictions on pursuing alternatives to the Merger.
Uncertainty about the effect of the Merger may have an adverse effect on Barings BDC and Sierra and, consequently, on the combined company following completion of the Merger. These uncertainties may impair Barings’ and SIC Advisors’ abilities to motivate key personnel until the Merger is consummated and could cause those who deal with Barings BDC and Sierra to seek to change their existing business relationships with Barings BDC and Sierra, respectively. In addition, the Merger Agreement restricts Barings BDC and Sierra from taking actions that they might otherwise consider to be in their best interests without the consent of the other party. These restrictions may prevent Barings BDC and Sierra from pursuing certain business opportunities that may arise prior to the completion of the Merger, including restrictions on them pursuing alternatives to the Merger. Please see the section entitled “Description of the Merger Agreement—Interim Operations of Sierra” and “Description of the Merger Agreement—Interim Operations of Barings BDC” for a description of the restrictive covenants to which Sierra and Barings BDC are subject.
The Merger Agreement contains provisions that could discourage or make it difficult for a third party to acquire Sierra prior to the completion of the proposed Merger.
The Merger Agreement prohibits Sierra from soliciting alternatives to the Merger and imposes limitations on Sierra’s ability to respond to and negotiate unsolicited proposals received from third parties. The Merger Agreement contains customary non-solicitation and other provisions that, subject to limited exceptions, limit Sierra’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of Sierra. Sierra can consider and participate in discussions and negotiations with respect to an alternative proposal only in very limited circumstances so long as certain notice and other procedural requirements are satisfied. In addition, subject to certain procedural requirements (including the ability of Barings BDC to revise its offer) and the payment of an $11.0 million termination fee and the reimbursement of up to $2.0 million in expenses incurred by Barings BDC and Barings, Sierra may terminate the Merger Agreement and enter into an agreement with a third party that makes a superior proposal. These provisions may discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of Sierra from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in connection with the Merger.
If the Merger is not completed, Sierra would expect to consider other strategic alternatives, which are subject to risks and uncertainties.
If the Merger is not completed, the Sierra Special Committee and the Sierra Board expect to consider alternatives, including the replacement of SIC Advisors as its investment adviser, another merger transaction or Sierra’s liquidation, based on, among other things, then-current market circumstances, the performance of the Sierra portfolio and the financial position of Sierra. In addition, the terms of any such alternative transaction may be less attractive than the Merger. These strategic or other alternatives available to Sierra may involve various additional risks to its business, including, among others, distraction of its management team and associated expenses with exploring such alternatives, and risks and uncertainties related to its ability to complete any such alternatives and other variables which may adversely affect its operations.

Subject to applicable law, each party may waive one or more conditions to the Merger without resoliciting approval from its respective stockholders.
Certain conditions to Barings BDC’s and Sierra’s obligations to complete the Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of Barings BDC and Sierra. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking further stockholder approval. Accordingly, the terms and conditions as set forth in the Merger Agreement and described herein, including certain protections to Barings BDC and Sierra, may be waived. The conditions requiring the Barings BDC Stockholder Approval and the Sierra Stockholder Approval, however, cannot be waived.
The shares of Barings BDC Common Stock to be received by Sierra stockholders as a result of the First Merger will have different rights associated with them than shares of Sierra Common Stock currently held by them.
The rights associated with Sierra Common Stock are different from the rights associated with Barings BDC Common Stock. See “Comparison of Barings BDC and Sierra Stockholder Rights.”
The market price of Barings BDC Common Stock after the Merger may be affected by factors different from those affecting Barings BDC Common Stock or Sierra Common Stock currently.
The businesses of Barings BDC and Sierra differ in some respects and, accordingly, the results of operations of the combined company and the market price of Barings BDC Common Stock after the Merger may be affected by factors different from those currently affecting the independent results of operations of each of Barings BDC and Sierra. These factors include:
•	a larger stockholder base;
•	a different portfolio composition; and
•	a different capital structure.
Accordingly, the historical trading prices and financial results of Barings BDC may not be indicative of these matters for the combined company following the Merger.
The Merger may trigger certain “change of control” provisions and other restrictions in certain of Barings BDC’s and Sierra’s contracts and the failure to obtain any required consents or waivers could adversely impact the combined company.
Certain agreements of Barings BDC and Sierra or their controlled affiliates will or may require the consent of one or more counterparties in connection with the Merger. The failure to obtain any such consent may permit such counter-parties to terminate, or otherwise increase their rights or Barings BDC’s or Sierra’s obligations under, any such agreement because the Merger may violate an anti-assignment, change of control or similar provision. If this happens, Barings BDC or Sierra may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. Barings BDC and Sierra cannot assure you that Barings BDC or Sierra will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.
If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger, including preventing Barings BDC from operating a material part of Sierra’s business.
In addition, the consummation of the Merger may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under Barings BDC’s or Sierra’s agreements. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

The opinion delivered to the Barings BDC Board by its financial advisor and the opinion delivered to the Sierra Board and the Sierra Special Committee by Sierra’s financial advisor will not reflect any changes in circumstances that may occur since the opinions were delivered prior to signing the Merger Agreement.
The opinion to the Barings BDC Board from its financial advisor and the opinion to the Sierra Board and the Sierra Special Committee from Sierra’s financial advisor were both delivered on, and dated, September 21, 2021. Changes in the operations and prospects of Barings BDC or Sierra, general market and economic conditions and other factors that may be beyond the control of Barings BDC or Sierra, may significantly alter the value of Sierra or the prices of shares of Barings BDC Common Stock or Sierra Common Stock by the time the Merger is completed. The opinions do not speak as of the time the Merger will be completed or as of any date other than the date of such opinions. The recommendations of the Barings BDC Board and the Sierra Board that their respective stockholders vote “FOR” the approval of the matters described in this joint proxy statement/prospectus are made as of the date of this joint proxy statement/prospectus. For a description of the opinion of Sierra’s financial advisor to the Sierra Board and the Sierra Special Committee, see “The Merger—Opinion of the Financial Advisor to the Sierra Special Committee.” For a description of the opinion that Barings BDC received from its financial advisor, see “The Merger—Opinion of the Financial Advisor to Barings BDC.”
Certain persons related to Sierra and Barings BDC have interests in the Merger that differ from the interests of Sierra and Barings BDC stockholders.
Sierra’s directors and executive officers have certain interests in the Merger that are different from, or in addition to, the interests of Sierra stockholders. The members of the Sierra Board and the Sierra Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in recommending to Sierra stockholders that the First Merger be approved.
In addition, certain Barings BDC’s directors and executive officers have certain interests in the Merger that are different from, or in addition to, the interests of Barings BDC stockholders. The members of the Barings BDC Board, including the Barings BDC Independent Directors, were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger.
These interests are described in more detail in the section of this joint proxy statement/prospectus entitled “The Merger—Interests of Certain Persons Related to Sierra in the Merger” and The Merger—Interests of Certain Persons Related to Barings BDC in the Merger.”
The combined company may not be able to obtain financing for additional capital requirements.
Following completion of the Merger, the combined company may seek significant ongoing capital funding and, although Sierra and Barings BDC anticipate that the combined company will be able to obtain such funding through cash generated from operations and subsequent debt, equity or hybrid offerings, there can be no assurances that the combined company will be able to obtain financing on acceptable terms or at all.
Sierra and Barings BDC have incurred and expect to incur substantial transaction fees and costs in connection with the Merger, whether or not the Merger is completed.
Sierra and Barings BDC have incurred and expect to incur additional material non-recurring expenses in connection with the Merger and completion of the transactions contemplated by the Merger Agreement. Sierra and Barings BDC have incurred significant legal, advisory and financial services fees in connection with the process of negotiating and evaluating the terms of the Merger and, in the case of Sierra, the strategic review process that led to the Merger Agreement. Additional significant unanticipated costs may be incurred in the course of coordinating the businesses of Sierra and Barings BDC after completion of the Merger. Even if the Merger is not completed, Sierra and Barings BDC will need to pay certain costs relating to the Merger incurred prior to the date the Merger was abandoned, such as legal, accounting, financial advisory, filing and printing fees. Such costs may be significant and could have an adverse effect on the parties’ future results of operations, cash flows and financial condition.
Litigation filed against Sierra or Barings BDC in connection with the Merger could result in substantial costs and could delay or prevent the Merger from being completed.
From time to time, Sierra and Barings BDC may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Merger. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on Sierra’s or Barings BDC’s liquidity and financial condition or could prevent the Merger from being completed.
The Merger may not be treated as a tax-free reorganization under Section 368(a) of the Code.
Barings BDC and Sierra intend that the Merger will qualify as a tax-free reorganization under Section 368(a) of the Code. No ruling has been, or will be, sought by Barings BDC or Sierra from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the IRS or a court determines that the Merger should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a U.S. stockholder (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) would generally recognize gain or loss for U.S. federal income tax purposes upon the exchange of Sierra Common Stock for Barings BDC Common Stock and cash in the Merger (with potential ordinary income treatment, as noted below, for the Cash Consideration).
Sierra’s obligation to effect the Merger is conditioned on its receipt of an opinion from S&W (or, if S&W is unable to deliver such an opinion, of such other nationally recognized tax counsel reasonably satisfactory to Sierra and Barings BDC), to the effect that, for U.S. federal income tax purposes, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In addition, in connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Goodwin Procter has delivered an opinion to Barings BDC to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Such opinions will be or are based on, among other things, certain facts, representations and covenants, each made by officers of Barings BDC and Sierra, and assumptions, all of which must be consistent with the state of facts existing at the time of the Merger. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion.
For additional information, see the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Merger.” The tax consequences to you of the Merger will depend on your particular facts and circumstances. Please consult your own tax advisor as to the tax consequences of the Merger in your particular circumstances, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws.
The U.S. federal income tax treatment of the Cash Consideration is not clear and might be challenged by the IRS.
With respect to the Cash Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the Cash Consideration are not clear. Sierra believes that its U.S. stockholders have a reasonable basis upon which to take a position that the Cash Consideration should be treated as additional merger consideration, and, assuming such position is respected, any gain realized by a U.S. stockholder on the receipt of the Cash Consideration would be a capital gain if the shares of Sierra Common Stock were held by such U.S. stockholder as a capital asset. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position under which the Cash Consideration could be subject to taxation as ordinary income. Barings BDC and Barings do not express any position on how the U.S. stockholders of Sierra should treat the Cash Consideration. Please refer to the section entitled “Material U.S. Federal Income Tax Consequences of the Merger.”
The investment objectives and investment strategy of Barings BDC differ from the investment objectives and investment strategy of Sierra and, therefore, an equity investment in Barings BDC has different risks than an equity investment in Sierra.
As further described under the heading “How does Barings BDC’s investment objective and strategy differ from Sierra’s?” on page [•], Barings BDC’s primary investment objective is to generate income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing. Barings BDC seeks to achieve its investment objective by investing in senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries. Sierra’s investment objective, by contrast, is to generate current income, and to a lesser extent, long-term capital appreciation. Sierra seeks to achieve its investment objective by primarily lending to and investing in the debt of privately owned U.S. companies middle-market companies. Stockholders of Sierra will become stockholders of Barings BDC in connection with the closing of the Merger and, therefore, should understand the risks of an investment in Barings BDC. Given the relative size of the constituent companies of the Merger (with Barings BDC having total assets of approximately $1.81 billion as of June 30, 2021 and Sierra having total assets of approximately $691.5 million as of June 30, 2021), the risks related to an investment in the combined company will be weighted more towards the risks related to an investment in Barings BDC. This will increasingly be the case as Sierra’s assets mature over time and Barings BDC redeploys proceeds from such assets in accordance with Barings BDC’s investment strategy.
For more information regarding the risks related to an investment in Barings BDC, please refer to “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which are incorporated by reference herein. For more information regarding the risks related to an investment in Sierra, please refer to Part I, Item 1A of Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part II, Item 1A of Sierra’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, which are incorporated by reference herein.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Merger
The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of Barings BDC or Sierra bears directly or indirectly, and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following the Merger. Barings BDC and Sierra caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “Barings BDC” or “Sierra,” stockholders will indirectly bear such fees or expenses as investors in Barings BDC or Sierra, as applicable. The table below is based on information as of June 30, 2021 (except as noted below).
The SEC requires that the percentages in the table below be calculated as a percentage of net assets (defined as total assets less indebtedness before taking into account any incentive fees payable during the period), rather than total assets, including assets that have been funded with borrowed monies.
	Actual		Pro Forma
Stockholder transaction expenses	Barings BDC (acquiring fund)	Sierra (target fund)
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)
Offering expenses (as a percentage of offering price)	None(1)	None(1)	None(1)
Dividend reinvestment plan expenses	None(2)	None(2)	None(2)
Total stockholder transaction expenses (as a percentage of offering price)	None	None	None
	Actual		Pro Forma (Under Existing Barings BDC Advisory Agreement)	Pro Forma (Under New Barings BDC Advisory Agreement)
Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock):(3)	Barings BDC (acquiring fund)	Sierra (target fund)
Base management fees	2.6%(4)	2.1%(5)	2.1%(4)	2.1%(9)
Incentive fees	1.8%(6)	0.0%(7)	1.0%(6)	0.8%(10)
Interest payments on borrowed funds	4.2%	1.0%	2.5%	2.5%
Other expenses(8)	1.1%	3.4%	0.9%	0.9%
Acquired fund fees and expenses	0.0%	0.0%	0.0%	0.0%
Total annual expenses	9.7%	6.5%	6.5%	6.2%
(1)
Purchases of shares of common stock of Barings BDC or Sierra on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of Barings BDC Common Stock or Sierra Common Stock in a prior underwritten offering or otherwise.

(2)	The estimated expenses associated with the respective distribution reinvestment plans are included in “Other expenses.”
(3)
“Consolidated net assets attributable to common stock” equals total assets less indebtedness before taking into account any incentive fees payable at June 30, 2021. For the pro forma columns, the combined net assets of Barings BDC and Sierra on a pro forma basis as of June 30, 2021 were used.

(4)
For Barings BDC, pursuant to the Existing Barings BDC Advisory Agreement, the base management fee is 1.25% of Barings BDC’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters prior to the quarter for which such fees are being calculated. The fee table above shows the base management fee as a percentage of net assets as required by the SEC.

(5)
For Sierra, the amount shown reflects a base management fee that is calculated at an annual rate of 1.75% of Sierra’s gross assets at the end of each completed calendar quarter and is payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage.

(6)
Barings BDC’s incentive fee consists of two parts: (1) a portion based on Barings BDC’s pre-incentive fee net investment income (the “Income-Based Fee”) and (2) a portion based on the net capital gains received on Barings BDC’s portfolio of securities on a cumulative basis for each calendar year, net of all realized capital losses and all unrealized capital depreciation for that same calendar year (the “Capital Gains Fee”). Pursuant to the Existing Barings BDC Advisory Agreement, Barings BDC pays an Income-Based Fee to Barings which is 100% of Barings BDC’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate of 2.00% per quarter (8.00% annualized) but is less than 2.50% (10.00% annualized) (the “Catch-Up Amount”) and 20.00% of Barings BDC’s pre-incentive fee net investment income, if any, that exceeds the Catch-Up Amount. The Catch-Up Amount is intended to provide

Barings with an Income-Based Fee of 20.00% on all of Barings BDC’s pre-incentive fee net investment income when Barings BDC’s pre-incentive fee net investment income reaches 2.00% per quarter (8.00% annualized). However, the Income-Based Fee will not be in excess of the incentive fee cap which is an amount equal to (1) 20.00% of the cumulative net return during the relevant trailing twelve quarters (the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commences on or after January 1, 2021, as the case may be, or the appropriate portion thereof in the case of any of Barings BDC's first eleven calendar quarters that commences on or after January 1, 2021) minus (2) the aggregate Income-Based Fee that was paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant trailing twelve quarters. The incentive fee cap is not subject to recoupment. The Capital Gains Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Existing Barings BDC Advisory Agreement), and is calculated at the end of each applicable year by subtracting (1) the sum of Barings BDC’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) Barings BDC’s cumulative aggregate realized capital gains, in each case calculated from August 2, 2018. If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 20% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee payable for such year. If the Existing Barings BDC Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.
(7)
“Incentive fees” for Sierra represent the annualized incentive fees based on actual incentive fees incurred during the three months ended June 30, 2021. The incentive fees, if any, are divided into two parts:

i.
a subordinated incentive fee on income, which, at a maximum, for any quarter in which Sierra’s pre-incentive fee net investment income exceeds 2.1875% of its net assets at the end of the immediately preceding quarter, will equal 20% of the amount of its pre-incentive fee net investment income; and

ii.
an incentive fee on capital gains that will equal 20% of Sierra’s capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains; and the incentive fees are based on Sierra’s performance and will not be paid unless Sierra achieves certain goals. Sierra will record an expense accrual relating to the capital gains incentive fee payable by it to its investment adviser (but not paid) when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to its investment adviser if Sierra were to sell its investment portfolio at such time. The amount in the table assumes that no incentive fees on capital gains will be paid for the following 12-month period which is based on the actual realized capital gains (losses) for the three months ended June 30, 2021 and the unrealized appreciation (depreciation) of Sierra’s investments as of such date and assumes that all such unrealized appreciation (depreciation) is converted to realized capital gains (losses) on such date. See “Business of Sierra — Investment Advisory Agreement and Fees” in Part I, Item 1 of Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 19, 2021 for more information concerning the incentive fees.

On April 23, 2021, Sierra entered into the Incentive Fee Waiver Agreement (as defined in “Certain Relationships and Related Party Transactions of Sierra”) with SIC Advisors, pursuant to which SIC Advisors agreed to waive (i) 50% of any incentive fee on income payable to SIC Advisors for any fiscal quarter during the period beginning with the fiscal quarter ending September 30, 2021 and the fiscal quarter ending June 30, 2022, and (ii) 50% of any incentive fee on capital gains payable to SIC Advisors for the fiscal year ending December 31, 2021. The Incentive Fee Waiver Agreement does not amend the calculation of the incentive fees as set forth in the Sierra Investment Advisory Agreement. Other than the waiver contemplated by the Sierra Incentive Fee Waiver Agreement, the terms of the Sierra Investment Advisory Agreement will remain in full force and effect. Following (i) the fiscal quarter ending June 30, 2022 with respect to the waiver granted by SIC Advisors on any incentive fee payable on income, and (ii) the fiscal year ending December 31, 2021 with respect to the waiver granted by SIC Advisors on any incentive fee payable on capital gains, unless otherwise extended by Sierra and SIC Advisors, the Incentive Fee Waiver Agreement will terminate and the original terms of the Sierra Investment Advisory Agreement will be in full force and effect.
(8)
In the case of Barings BDC, other expenses include expenses incurred under the administration agreement, by and between Barings BDC and Barings, as the administrator, Barings BDC Board fees, directors and officers insurance costs, as well as legal and accounting expenses. The percentage presented in the table reflects actual amounts incurred during the three months ended June 30, 2021 on an annualized basis.

In the case of Sierra, other expenses include professional fees, administrator expenses and all other general and administrative expenses. Such expenses are annualized based on actual expenses incurred during the three months ended June 30, 2021. On April 23, 2021, Sierra entered into the Expense Limitation Agreement (as defined in “Certain Relationships and Related Party Transactions of Sierra”) with Medley Capital, Sierra’s administrator, pursuant to which, Medley Capital agreed that the amount of expenses payable and reimbursable by Sierra under the Sierra Administration Agreement (as defined in “Certain Relationships and Related Party Transactions of Sierra”) will be capped at $2.2 million for the fiscal year ending December 31, 2021. For the avoidance of doubt, other than the cap contemplated by the Expense Limitation Agreement, the Expense Limitation Agreement does not amend the allocation of costs and expenses that are payable or reimbursable by Sierra under the Sierra Administration Agreement. Following the quarter ending December 31, 2021, unless otherwise extended by Sierra and Medley Capital, the Expense Limitation Agreement will terminate and the original terms of the Sierra Administration Agreement will be in full force and effect.
In the case of pro forma expenses, other expenses reflect anticipated decreases in duplicative costs such as professional fees for legal, audit and tax, directors’ fees, and other redundant administrative and operating expenses.
(9)
If the Merger closes, and the New Barings BDC Advisory Agreement becomes effective upon the Closing, Barings BDC’s base management fee under the New Barings BDC Advisory Agreement will remain the same as the base management fee under the Existing Barings BDC Advisory Agreement, which is 1.250% of Barings BDC’s average gross assets.

(10)
If the Merger closes, and the New Barings BDC Advisory Agreement becomes effective upon the Closing, the New Barings BDC Advisory Agreement will modify the Income-Based Fee solely to increase the hurdle rate of 2.00% per quarter (8.00% annualized) to 2.0625% per quarter (8.25% annualized) and therefore will increase the catch-up amount that is used in calculating the income incentive fee to correspond to the hurdle rate increase, as described under the caption “The Merger—Terms of Second Amended and Restated Investment Advisory Agreement” on page [•].

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Barings BDC, Sierra or the combined company’s common stock following the Merger on a pro forma basis. In calculating the following expense amounts, each of Barings BDC and Sierra has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Merger assume that the Merger closed on June 30, 2021 and that the leverage and operating expenses of Barings BDC and Sierra remain at the levels set forth in the tables above. Transaction expenses related to the Merger are not included in the following examples.
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
Barings BDC, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$79	$248	$435	$989
Sierra, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$65	$204	$358	$814

Barings BDC, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gains incentive fee)	$89	$277	$480	$1,064
Sierra, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gains incentive fee)	$75	$233	$405	$897

Pro forma combined company following the Merger (Under Existing Barings BDC Advisory Agreement)
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$55	$173	$303	$689
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gains incentive fee)	$65	$202	$351	$778

Pro forma combined company following the Merger (Under New Barings BDC Advisory Agreement)
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$55	$173	$303	$689
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gains incentive fee)	$65	$202	$351	$778
The foregoing tables are to assist you in understanding the various costs and expenses that an investor in Barings BDC, Sierra or, following the Merger, the combined company’s common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of Barings BDC, Sierra and the combined company will vary and may result in a return greater or less than 5%. The incentive fee under each of the Existing Barings BDC Advisory Agreement, the Sierra Investment Advisory Agreement and the New Barings BDC Advisory Agreement, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above in the example where there is no return from net realized capital gains, and thus are not included in those examples. Under each of the Existing Barings BDC Advisory Agreement, the Sierra Investment Advisory Agreement and the New Barings BDC Advisory Agreement, no incentive fee would be payable if Barings BDC, Sierra or the combined company, as applicable, has a 5% annual return with no capital gains, however, there would be incentive fees payable in the examples where the entire return is derived from realized capital gains. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. The example assumes that all dividends and other distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and other distributions under the relevant dividend reinvestment plan may occur at a price per share that differs from NAV. See “Barings BDC Dividend Reinvestment Plan” and “Sierra Distribution Reinvestment Plan” for additional information regarding Barings BDC’s and Sierra’s dividend reinvestment plan, respectively.
The example and the expenses in the table above should not be considered a representation of Barings BDC’s, Sierra’s, or, following the Merger, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to Barings BDC, Sierra or, following the Merger, the combined company, regarding future events or the future performance or future financial condition of Barings BDC, Sierra or, following the Merger, the combined company. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Barings BDC, Sierra or, following the Merger, the combined company, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:
•	the timing or likelihood of the Merger closing;
•	the combined company’s plans, expectations, objectives and intentions;
•	the ability to realize the anticipated benefits for the Merger;
•	the expected synergies and savings associated with the Merger;
•	the expected elimination of certain expenses and costs due to the Merger;
•	the percentage of Sierra stockholders voting in favor of the First Merger;
•	the percentage of Barings BDC stockholders voting in favor of the relevant proposals;
•	the possibility that competing offers or acquisition proposals for Sierra will be made;
•	the possibility that any or all of the various conditions to the consummation of the First Merger may not be satisfied or waived;
•	risks related to diverting the attention of Barings BDC’s management or Sierra’s management from ongoing business operations;
•	the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense and liability;
•	the future operating results of the combined company or Barings BDC’s, Sierra’s or the combined company’s portfolio companies;
•	regulatory approvals and other factors;
•
changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which Barings BDC and Sierra operate and invest;

•	general economic and political trends and other external factors;
•	the effect that the announcement or consummation of the Merger may have on the trading price of Barings BDC Common Stock;
•	fluctuations in the market price of Barings BDC Common Stock;
•	changes in Sierra’s and/or Barings BDC’s NAV;
•	potential litigation arising from the Merger Agreement and/or the Merger;
•	the transaction’s effect on the relationships of Barings BDC or Sierra with their respective investors, portfolio companies, lenders and service providers, whether or not the Merger is completed;
•	the reduction in Barings BDC stockholders’ and Sierra stockholders’ percentage ownership and voting power in the combined company;
•	the challenges and costs presented by the integration of Barings BDC and Sierra;
•	the uncertainty of third-party approvals;
•	the significant transaction costs;

•	the effect of changes to tax legislation and Sierra’s and Barings BDC’s respective tax positions;
•	any potential termination of the Merger Agreement;
•	the restrictions on Barings BDC’s and Sierra’s conduct of business set forth in the Merger Agreement;
•	Sierra’s and/or Barings BDC’s ability to qualify and maintain their respective qualifications as a RIC and as a BDC; and
•	other changes in the conditions of the industries in which Barings BDC and Sierra invest and other factors enumerated in Barings BDC’s and Sierra’s filings with the SEC.
Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Sierra’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.
The forward-looking statements included in this joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus have been based on information available to Barings BDC and/or Sierra on the applicable date of the relevant document. Actual results could differ materially from those anticipated in Barings BDC’s and Sierra’s forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that Barings BDC or Sierra may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. Neither Barings BDC nor Sierra has independently verified such statistics or data.
You should understand that, under Sections 27A(b)(2)(B) of the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this joint proxy statement/prospectus, any prospectus supplement or in periodic reports Barings BDC or Sierra file under the Exchange Act.

THE BARINGS BDC SPECIAL MEETING

Date, Time and Place of the Barings BDC Special Meeting
The Barings BDC Special Meeting will be held virtually at [•] [a.m.][p.m.], Eastern Time, on [•], 2022 at the following website: www.virtualshareholdermeeing.com/BBDC2022SM. This joint proxy statement/prospectus will be made available to Barings BDC stockholders of record as of [•], 2021 on or about [•], 2021.
Purpose of the Barings BDC Special Meeting
At the Barings BDC Special Meeting, Barings BDC stockholders will be asked to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal and, if necessary or appropriate, the Barings BDC Adjournment Proposal.
The Barings BDC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal and unanimously recommends that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings BDC Below NAV Issuance Proposal and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.
Record Date
Barings BDC stockholders may vote their shares at the Barings BDC Special Meeting only if they were a stockholder of record at the close of business on [•], 2021. There were [•] shares of Barings BDC Common Stock outstanding on the Barings BDC Record Date. Each share of Barings BDC Common Stock is entitled to one vote.
Quorum
A quorum must be present at the Barings BDC Special Meeting for any business to be conducted. The presence at the Barings BDC Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of Barings BDC Common Stock issued and outstanding and entitled to vote at the Barings BDC Special Meeting will constitute a quorum. Broker non-votes will not be treated as shares present for quorum purposes.
Broker Non-Votes
Broker non-votes are described as votes cast by a broker, bank, trustee or nominee on behalf of a beneficial holder who does not provide explicit voting instructions as to how to vote such beneficial holder’s shares to such broker, bank, trustee or nominee and who does not attend the meeting. The Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal are non-routine matters for Barings BDC. As a result, if a Barings BDC stockholder holds shares in “street name” through a broker, bank, trustee or nominee, the broker, bank, trustee or nominee will not be permitted to exercise voting discretion with respect to the Merger Stock Issuance Proposal or the Barings BDC Below NAV Issuance Proposal. Abstentions and broker non-votes (if any) will (1) not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Merger Stock Issuance Proposal or the Barings BDC Adjournment Proposal and (2) will have the same effect as votes “against” the Barings BDC Below NAV Issuance Proposal.
Vote Required
Each share of Barings BDC Common Stock held by a holder of record as of the Barings BDC Record Date has one vote on each matter to be considered at the Barings BDC Special Meeting.
The Merger Stock Issuance Proposal
Approval of Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Merger Stock Issuance Proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will (if any) not be counted as votes cast and will have no effect on the result of the vote.

The Barings BDC Below NAV Issuance Proposal
Approval of the Barings BDC Below NAV Issuance Proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities (as used in the Investment Company Act) of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. Abstentions and broker non-votes (if any) will have the effect of a vote “against” the Barings BDC Below NAV Issuance Proposal.
The Barings BDC Adjournment Proposal
Approval of the Barings BDC Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Barings BDC Adjournment Proposal. For purposes of the vote on this proposal, abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote.
Voting of Proxies
Barings BDC encourages Barings BDC stockholders to vote their shares by proxy via the Internet or telephone, which means that Barings BDC stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with Barings BDC stockholders’ instructions. If Barings BDC stockholders execute a proxy without specifying their voting instructions, such Barings BDC stockholders’ shares will be voted in accordance with the Barings BDC Board’s recommendation. If any other business is brought before the Barings BDC Special Meeting, Barings BDC stockholders’ shares will be voted at the Barings BDC Board’s discretion unless Barings BDC stockholders specifically state otherwise on their proxy.
A Barings BDC stockholder may authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.
•	By Internet: www.proxyvote.com
•
By telephone: (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (877) 777-4652 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•
By mail: You may vote by proxy, after you request the hard copy materials, by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [•], 2022.

Important notice regarding the availability of proxy materials for the Barings BDC Special Meeting. Barings BDC’s proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Barings BDC Special Meeting, by attending the Barings BDC Special Meeting and voting virtually or by a notice, provided in writing and signed by the Barings BDC stockholder, delivered to Barings BDC’s Secretary on any business day before the date of the Barings BDC Special Meeting.

Solicitation of Proxies
Barings BDC and Sierra will bear their own costs of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying notice of special meeting of stockholders and proxy card. Barings BDC intends to use the services of Broadridge Financial Solutions Inc. (“Broadridge”) to aid in the distribution and collection of proxy votes. Barings BDC expects to pay market rates of approximately $130,000 for such services. No additional compensation will be paid to directors, officers or regular employees for such services.
Appraisal Rights
Barings BDC stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the Barings BDC Special Meeting.

THE SIERRA SPECIAL MEETING

Date, Time and Place of the Sierra Special Meeting
The Sierra Special Meeting will be held virtually at [•] [a.m.][p.m.], on [•], 2022 at the following website: [•]. This joint proxy statement/prospectus will made available to Sierra stockholders of record as of [•], 2021 on or about [•], 2021.
Purpose of the Sierra Special Meeting
At the Sierra Special Meeting, Sierra stockholders will be asked to approve the Merger Proposal and, if necessary or appropriate, the Sierra Adjournment Proposal.
The Sierra Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger Proposal, and unanimously recommends that Sierra stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the Sierra Adjournment Proposal.
Record Date
Sierra stockholders may vote their shares at the Sierra Special Meeting only if they were a stockholder of record at the close of business on [•], 2021. There were [•] shares of Sierra Common Stock outstanding on the Sierra Record Date. Each share of Sierra Common Stock is entitled to one vote.
Quorum
A quorum must be present at the Sierra Special Meeting for any business to be conducted. The presence at the Sierra Special Meeting, virtually or represented by proxy, of the holders of one-third of the shares of Sierra Common Stock entitled to be cast at the Sierra Special Meeting will constitute a quorum.
Broker Non-Votes
Broker non-votes are described as votes cast by a broker, bank, trustee or nominee on behalf of a beneficial holder who does not provide explicit voting instructions as to how to vote such beneficial holder’s shares to such broker, bank, trustee or nominee and who does not attend the meeting. The Merger Proposal is a non-routine matter for Sierra. As a result, if a Sierra stockholder holds shares in “street name” through a broker, bank, trustee or nominee, the broker, bank, trustee or nominee will not be permitted to exercise voting discretion with respect to the Merger Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Sierra Adjournment Proposal.
Vote Required
Each share of Sierra Common Stock held by a holder of record as of the Sierra Record Date has one vote on each matter to be considered at the Sierra Special Meeting.
The Merger Proposal
The affirmative vote of the holders of Sierra Common Stock constituting a majority of all the votes entitled to be cast on the matter at the Sierra Special Meeting is required to approve the Merger Proposal. Abstentions and broker non-votes (if any) will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.
The Sierra Adjournment Proposal
The affirmative vote of the holders of at least a majority of votes cast by holders of the shares of Sierra Common Stock present at the Sierra Special Meeting, virtually or represented by proxy, is required to approve the Sierra Adjournment Proposal. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Sierra Adjournment Proposal.

Voting of Proxies
Sierra encourages Sierra stockholders to vote their shares by proxy via the Internet or telephone, which means that Sierra stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with Sierra stockholders’ instructions. If Sierra stockholders execute a proxy without specifying their voting instructions, such Sierra stockholders’ shares will be voted in accordance with the Sierra Board’s recommendation. If any other business is brought before the Sierra Special Meeting, Sierra stockholders’ shares will be voted at the Sierra Board’s discretion unless Sierra stockholders specifically state otherwise on their proxy.
A Sierra stockholder may authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.
•	By Internet: www.proxyvote.com
•	By telephone: (800) 322-2885
•
By mail: You may vote by proxy, after you request the hard copy materials, by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [•], 2022.

Important notice regarding the availability of proxy materials for the Sierra Special Meeting. Sierra’s proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Sierra Special Meeting, by attending the Sierra Special Meeting and voting virtually or by a notice, provided in writing and signed by the Sierra stockholder, delivered to Sierra’s Secretary on any business day before the date of the Sierra Special Meeting.
Solicitation of Proxies
Barings BDC and Sierra will bear their own costs of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. Sierra intends to use the services of Alliance Advisors, LLC to aid in the distribution and collection of proxy votes. Sierra expects to pay market rates of approximately $800,000 for such services. No additional compensation will be paid to directors, officers or regular employees for such services.
Appraisal Rights
Sierra stockholders will not be entitled to exercise appraisal rights in connection with the First Merger under the laws of the State of Maryland.

CAPITALIZATION
The following table sets forth (1) Barings BDC’s and Sierra’s actual capitalization as of June 30, 2021 and (2) Barings BDC’s capitalization as of June 30, 2021 as adjusted to reflect the effects of the Merger. The amounts in the table below are unaudited. You should read this table together with Barings BDC’s and Sierra’s condensed consolidated financial data incorporated by reference herein.
	As of June 30, 2021 (unaudited, dollar amounts in thousands, except share and per share data)
	Actual	Actual	Pro forma Adjustments	Pro forma
	Barings BDC	Sierra		Barings BDC
Cash, cash equivalents and restricted cash	$41,278(1)	$54,135	$(69,235)(2)	$26,178
Debt less unamortized debt issuance costs	$1,042,675	$124,200	$(54,135)(2)	$1,112,741
Net Assets	$744,128	$553,830	$15,960(3)	$1,313,918
Total Capitalization	$1,828,081	$732,165	$(107,409)	$2,452,837
Number of common shares outstanding	65,316,085	102,080,498	(56,083,513)(4)	111,313,070(5)
NAV per common share	$11.39	$5.43		$11.80
(1)	Includes $30.7 million of cash and $10.6 million of money market investments.
(2)
Assumes all Sierra cash is used to repay the Existing Sierra Loan Agreement (as defined under “Description of the Merger Agreement—Additional Covenants—Repayment of Existing Sierra Loan Agreement”) and Barings BDC cash is used to pay associated transaction expenses of approximately $6.0 million for Barings BDC and approximately $9.1 million for Sierra. Does not include any adjustment for the Cash Consideration as the Cash Consideration is being paid by Barings and not Barings BDC.

(3)
Includes estimated $18.9 million reduction in fair value of investments; transaction expenses of Barings BDC of approximately $6.0 million; transaction expenses of Sierra of approximately $9.1 million; and estimated initial value of the Credit Support Agreement of $50.0 million.

(4)
Represents the difference between the number of shares of Sierra Common Stock issued and outstanding prior to the First Merger and the number of shares of Barings BDC Common Stock that Barings BDC expects to issue to Sierra stockholders in connection with the First Merger (as described in footnote 5 below).

(5)
Represents 65,316,085 shares of Barings BDC Common Stock outstanding prior to the First Merger plus 45,996,985 shares of Barings BDC Common Stock to be issued to Sierra stockholders in connection with the First Merger. The number of shares of Barings BDC Common Stock to be issued to Sierra stockholders in the First Merger was determined by multiplying 102,276,889.12 shares of Sierra Common Stock outstanding prior to the First Merger by the Exchange Ratio of 0.44973.

THE MERGER
The discussion in this joint proxy statement/prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus.
General Description of the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into Sierra. Sierra will be the surviving corporation and will continue its existence as a corporation under the laws of the State of Maryland and a direct, wholly-owned subsidiary of Barings BDC. As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. Immediately after the Effective Time, Sierra will merge with and into Barings BDC, with Barings BDC as the surviving corporation in the Second Merger. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of Sierra Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares) will be converted into and exchanged for the right to receive the Merger Consideration.
Based on the number of shares of Barings BDC Common Stock issued and outstanding as of September 30, 2021, it is expected that, following consummation of the Merger, current Barings BDC stockholders will own approximately 58.7% of the outstanding Barings BDC Common Stock and former Sierra stockholders will own approximately 41.3% of the outstanding Barings BDC Common Stock.
Background of the Merger
Since commencing operations in April 2012, Sierra has primarily invested in the indebtedness of privately owned U.S. companies, with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. Sierra originates transactions sourced through its investment adviser’s direct origination network, through its relationships with other lenders and borrowers, and also acquires debt securities through the secondary market. Sierra also may make equity investments in companies that it believes will generate appropriate risk adjusted returns.
On January 26, 2018, the Sierra Board established the Sierra Special Committee, which was and continues to be comprised of all of the Sierra Independent Directors, and authorized it to, among other things, evaluate the merits of a potential sale of substantially all of Medley LLC’s and its subsidiaries’ assets to a third party; as well as other alternatives. Discussions relating to a potential sale were subsequently terminated by the parties.
On July 2, 2018, the Sierra Board, among other things, authorized the Sierra Special Committee to evaluate and review the terms of a potential three-way combination of Sierra, Medley Capital Corporation (“MCC”), a BDC, and Medley Management Inc. (“MDLY”). Sierra and MCC at the time were both affiliates of MDLY by virtue of being managed by registered investment advisers that are wholly owned subsidiaries of MDLY.
On August 9, 2018, Sierra announced that it had entered into definitive agreements with MCC and MDLY (the “2018 Agreements”), pursuant to which Sierra agreed to acquire MCC and MDLY (the “2018 Proposed Transaction”). In the 2018 Proposed Transaction, MCC would have merged with and into Sierra, with Sierra as the surviving company, and simultaneously, Sierra would have acquired MDLY, and MDLY’s existing asset management business, which would have been operated as a wholly owned subsidiary of Sierra. The 2018 Proposed Transaction was contingent upon stockholder approval, the SEC granting certain exemptive relief as well as other customary closing conditions.
In early 2019, Sierra, MCC and MDLY entered into negotiations to amend the 2018 Agreements to reflect changes to the parties’ respective businesses and other developments since the 2018 Agreements had been negotiated.
On July 29, 2019, Sierra announced that it had entered into definitive amended agreements (the “2019 Amended Agreements”) under which MCC would have merged with and into Sierra and Sierra would have simultaneously acquired MDLY and its existing asset management business, which would have been operated as a wholly owned subsidiary of Sierra (the “2019 Proposed Transaction”). The 2019 Proposed Transaction was also contingent on stockholder approval, the SEC granting certain exemptive relief as well as other customary closing conditions.
On May 5, 2020, Sierra announced that, effective as of May 1, 2020, the Sierra Board had terminated the 2019 Proposed Transaction as the outside date for the 2019 Proposed Transaction provided for in the 2019 Amended

Agreements to be completed had passed, and the 2019 Proposed Transaction had not been consummated. In determining to terminate the 2019 Amended Agreements, Sierra considered a number of factors, including, among other factors, changes in the relative valuations of Sierra, MCC, and MDLY, the changed circumstances and the unpredictable economic conditions resulting from the global health crisis caused by the coronavirus (COVID-19) pandemic, and the uncertainty regarding the parties’ ability to satisfy the conditions to closing in a timely manner.
On March 7, 2021 (the “Petition Date”), Medley LLC, the parent of Sierra’s investment adviser, SIC Advisors, and administrator, Medley Capital, commenced the voluntary Medley LLC Bankruptcy Case under chapter 11 of title 11 of the United States Code in the Bankruptcy Court. Concurrently with the commencement of the Bankruptcy Case on the Petition Date, Medley LLC filed its Chapter 11 Plan of Reorganization of Medley LLC (the “Original Medley LLC Chapter 11 Plan”) and the related proposed disclosure statement (the “Original Disclosure Statement”).
On April 15, 2021, the Sierra Board, including all of the Sierra Independent Directors, approved the renewal of the Sierra Investment Advisory Agreement with SIC Advisors for an additional year. In their deliberations regarding the re-approval of the Sierra Investment Advisory Agreement, the Sierra Independent Directors took into consideration the terms of the Original Medley LLC Chapter 11 Plan, which contemplated the restructuring of Medley LLC’s debt, and determined that, if the Original Medley LLC Chapter 11 Plan was ultimately confirmed by the Bankruptcy Court, the impact on Sierra and its stockholders would be positive, as Sierra would benefit from both the increase in financial resources available to SIC Advisors following the restructuring of Medley LLC’s debt and from certain management and governance changes which would be implemented in order to effectuate the terms of the Original Medley LLC Chapter 11 Plan.
On April 23, 2021, Sierra entered into the Incentive Fee Waiver Agreement (as defined in “Certain Relationships and Related Party Transactions of Sierra”) with SIC Advisors, pursuant to which SIC Advisors agreed to waive (i) 50% of any incentive fee on income payable to SIC Advisors for any fiscal quarter during the period beginning with the fiscal quarter ending September 30, 2021 and the fiscal quarter ending June 30, 2022, and (ii) 50% of any incentive fee on capital gains payable to SIC Advisors for the fiscal year ending December 31, 2021.
Also, on April 23, 2021, Sierra entered into the Expense Limitation Agreement (as defined in “Certain Relationships and Related Party Transactions of Sierra”) with Medley Capital, pursuant to which Medley Capital agreed that the amount of expenses payable and reimbursable by Sierra under the Sierra Administration Agreement with Medley Capital would be capped at $2.1 million for the fiscal year ending December 31, 2021.
On May 13, 2021, Medley LLC filed a Form 8-K disclosing that on May 7, 2021, each of MDLY, Medley LLC, and six pre-IPO owners of Medley, each of whom is a current or former officer of Medley LLC (the “Individuals”) received a “Wells Notice” from the SEC staff relating to MDLY’s previously-disclosed SEC investigation. Although neither a formal charge of wrongdoing nor a final determination that MDLY, Medley LLC or the Individuals had violated any law, the Wells Notices informed MDLY, Medley LLC and the Individuals that the SEC staff had made a preliminary determination to recommend that the SEC file an enforcement action against MDLY, Medley LLC and each of the Individuals that would allege certain violations of the federal securities laws. The Wells Notices also stated that the SEC staff’s recommendation may involve a civil injunctive action, public administrative proceeding, and/or cease-and-desist proceeding, and may seek remedies that include an injunction, a cease-and-desist order, disgorgement, pre-judgment interest, civil money penalties, censure, and limitations on activities or bars from association.
The Wells Notices relate to, among other matters: MDLY’s and Medley LLC’s disclosures relating to MDLY’s assets under management (“AUM”), its fee-earning assets under management (“FEAUM”), trends and risks related to AUM and FEAUM, and specifically, alleged violations of the federal securities laws relating to such disclosures in MDLY’s registration statement relating to its initial public offering, Medley LLC’s registration statements relating to its bond offerings, and MDLY and Medley LLC’s periodic reports under the Exchange Act; the effectiveness of MDLY’s and Medley LLC’s disclosure controls and procedures; and MDLY’s financial projections included in a joint proxy statement/prospectus, including any amendments thereto, in connection with the 2018 Proposed Transaction and 2019 Proposed Transaction.

On May 13, 2021, Medley LLC withdrew the filing of the Original Medley LLC Chapter 11 Plan and Disclosure Statement. As discussed in more detail below, on July 6, 2021, Medley LLC filed a Combined Disclosure Statement and Chapter 11 Plan of Reorganization and Wind-Down with the Bankruptcy Court.
On May 17, 2021, the Sierra Special Committee met telephonically with representatives of S&W, counsel to the Sierra Special Committee, to discuss certain updates concerning Medley LLC and potential future actions that could be taken by the Sierra Special Committee. The Chair of the Sierra Special Committee discussed his recent communications with representatives of Broadhaven, noting that Broadhaven had offered to assist the Sierra Special Committee in considering the various options available to Sierra. S&W representatives discussed their understanding of the status of the investigation by the SEC of Medley LLC and certain members of its management as well as the bankruptcy proceeding involving Medley LLC.
Also, on May 17, 2021, Brook Taube notified the Sierra Board that he was resigning as a Class II director of the Board, effective immediately.
On May 21, 2021, the Sierra Special Committee met telephonically with representatives of Broadhaven and S&W to review the various options available to Sierra. Broadhaven representatives provided an overview of the current BDC market, noting that the strong BDC market would likely have a positive impact on the options available to Sierra. Broadhaven representatives also noted that multiple market participants, including Party A, had contacted Broadhaven to inquire whether Sierra might have an interest in entering into a transaction with them.
Broadhaven representatives reviewed options available to Sierra, including continuing as a stand-alone BDC with SIC Advisors as its manager, identifying a new manager to manage Sierra’s investment portfolio, internalizing the portfolio management function, and liquidating Sierra’s investment portfolio. Broadhaven representatives noted that there were a variety of ways for Sierra to change its manager, such as by entering into a management contract with a new manager or merging Sierra into another BDC managed by a different manager. Broadhaven representatives also discussed the possibilities of internalizing Sierra’s portfolio management function and liquidating Sierra’s investment portfolio. Broadhaven representatives then discussed with the Sierra Special Committee the various forms that a strategic review might take, including a broad or narrow process in terms of the number of potential counterparties solicited to participate in the auction process and whether the existence of such a review process, regardless of its form, should be publicly disclosed.
The Sierra Special Committee then discussed with representatives of Broadhaven and S&W the advantages and disadvantages of the options available to Sierra. Broadhaven representatives noted that identifying a new manager for Sierra either through a merger of Sierra with another BDC or the hiring a new adviser to manage Sierra would be the most likely path for maximizing value and other opportunities for Sierra stockholders. Broadhaven representatives noted that any further material negative developments at Medley LLC could adversely affect aspects of Sierra’s business, as well as have a deleterious effect on Sierra’s ability to conduct a robust strategic review process.
The Sierra Special Committee then discussed with representatives of Broadhaven and S&W the possibility of securing retention packages for Medley Capital personnel who provided essential services to Sierra in order to assure that the necessary personnel would remain during a strategic review process and facilitate prospective bidders’ due diligence of Sierra during the auction process and any transactions contemplated by any transaction agreement entered into between Sierra and another party.
Broadhaven representatives discussed the advantages and disadvantages of undertaking a broad versus a narrow process and reviewed with the Sierra Special Committee the steps involved in conducting a strategic review.
The Sierra Special Committee determined to defer any formal action until a later date so they could consider the various matters raised during the meeting.
On May 24, 2021, the Sierra Special Committee met telephonically with representatives of Miles & Stockbridge (“Miles & Stockbridge”), Maryland legal counsel to Sierra, and S&W to discuss, among other matters, whether Sierra should undertake a strategic review. The Sierra Special Committee discussed with the representatives of Miles & Stockbridge and S&W, among other things, the form a strategic review might take in terms of a broad process versus a narrow process and the possibility and advisability of a public announcement of a strategic review versus undertaking a private process. The Sierra Special Committee also discussed with the representatives of Miles & Stockbridge and S&W the possibility of contributing to the funding of a retention package for Medley Capital personnel who provided essential services to Sierra in an effort to ensure there would be no disruption in the services provided to Sierra due to departures from Medley Capital. Representatives of S&W discussed conversations S&W had with Broadhaven about a proposed engagement letter, including the proposed compensation and expense reimbursement. Representatives of S&W then discussed the potential impact a strategic review by Sierra might have on the bankruptcy proceedings involving Medley LLC. The representatives of Miles & Stockbridge and S&W also discussed with the Sierra Special Committee the formal actions that would need to be taken by the Sierra Board and the Sierra Special Committee in order for Sierra to undertake a strategic review.
On May 26, 2021, the Sierra Board met via video conference with members of management and representatives of Eversheds Sutherland (US) LLP (“Eversheds Sutherland”), legal counsel to Sierra, Miles & Stockbridge and S&W. The Chair of the Sierra Special Committee reviewed the Sierra Special Committee’s discussions amongst themselves and with representatives of S&W and Broadhaven. He indicated that the Sierra Special Committee had discussed the various options available to Sierra in view of the uncertainty around the timing and resolution of the bankruptcy proceeding involving Medley LLC and the SEC’s investigation of Medley LLC and certain members of its management. He noted that the Sierra Special Committee had discussed engaging Broadhaven to assist in connection with a strategic review by Sierra. After discussion, the Sierra Board authorized the Sierra Special Committee, on behalf of Sierra, to, among other things, conduct a formal review to evaluate strategic alternatives available to Sierra; consider, evaluate, review, and negotiate the terms and conditions of any strategic transaction; select and retain financial, legal and other advisors; and recommend to the Board the rejection or approval of any strategic transaction. The Sierra Independent Directors discussed with the members of management their preference to publicly announce the strategic review process. After hearing the views of the members of management, the Sierra Independent Directors met in an executive session with representatives of Miles & Stockbridge and S&W. Following that executive session, the Sierra Board meeting was reconvened, and the Sierra Independent Directors informed the members of management that they had decided to publicly announce the strategic review. The Sierra Board then voted, among other things, to file a Form 8-K that publicly disclosed the commencement of a formal review process to evaluate strategic alternatives for Sierra.
On May 26, 2021, the Sierra Special Committee also met via video conference with representatives of Miles & Stockbridge and S&W. The Sierra Special Committee discussed the possible engagement of various firms to assist it in its review of the strategic alternatives available to Sierra. In evaluating whether to re-engage Broadhaven to serve as its financial advisor, the Sierra Special Committee noted Broadhaven’s qualifications, experience, reputation, knowledge of the relevant industry and business in which Sierra operates. After further discussion, the Sierra Special Committee voted to engage Broadhaven as the financial advisor to the Sierra Special Committee and to approve an engagement letter with Broadhaven. The Sierra Special Committee also voted to approve the engagement of Miles & Stockbridge and S&W as legal advisors to the Sierra Special Committee in connection with the strategic review. The Sierra Special Committee in addition voted to engage a public relations firm to advise on public relations and investor relations in regard to a potential transaction. The Sierra Special Committee then discussed next steps with the representatives of Miles & Stockbridge and S&W.
On May 27, 2021, Sierra publicly announced that the Sierra Board had entered into a formal review process to evaluate strategic alternatives for Sierra and had authorized the Sierra Special Committee to lead the process.
Following the public announcement, representatives of Broadhaven and S&W prepared a process letter for the strategic review, and S&W drafted a form of non-disclosure agreement (“NDA”), which included a non-solicit provision, that parties participating in the strategic review would be asked to execute. These were subsequently reviewed with and approved by the Sierra Special Committee.
On June 8, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven and S&W. Broadhaven representatives provided an update on the strategic review, while the representatives of S&W provided an update on the bankruptcy proceeding involving Medley LLC. Broadhaven representatives reported that they had had inbound and outbound conversations with interested parties and that they had sent out a process letter and NDA to any party who expressed an interest in exploring a transaction with Sierra.
Broadhaven representatives reviewed various components that interested parties were likely to include in their preliminary proposals and the benefits and issues that the Sierra Special Committee might wish to consider with respect to the potential transaction structures. The members of the Sierra Special Committee discussed various factors they believed would be important to Sierra stockholders, such as the amount of consideration to be paid to Sierra stockholders, the opportunity for liquidity, reductions or other changes to fee structures, payment of regular dividends and the tax treatment, under certain circumstances, of certain types of consideration Sierra stockholders might receive in a transaction, along with other factors, including, but not limited to, the reputation of prospective new advisers, experience in credit markets and with BDCs specifically, depth of available resources, performance in credit instruments similar in nature to Sierra’s portfolio, and proficiency in restructurings and workouts. Broadhaven representatives discussed next steps in regard to the strategic review, noting that the deadline for bidders to submit their preliminary proposals was June 21, 2021. The Sierra Special Committee discussed the possibility of inviting Medley LLC, Medley Capital, MDLY and their respective affiliates (collectively, “Medley”) to participate in the strategic review process. Following discussion and at the direction of the Sierra Special Committee, the Broadhaven representatives indicated that they would ask Medley whether it wished to submit a proposal to remain the external manager to Sierra.
The Sierra Special Committee also discussed with the representatives of Broadhaven and S&W contributing to a potential retention package for Medley Capital personnel who provided services to Sierra. Broadhaven and S&W representatives discussed their recent conversation with members of Medley management regarding a possible retention package. Broadhaven representatives indicated that the consulting firm specializing in compensation matters, which had been engaged at the direction of the Sierra Special Committee, had shared with Broadhaven its views concerning a potential retention package for Medley Capital personnel. A representative of S&W also provided an update on the bankruptcy proceeding involving Medley LLC.
On June 18, 2021, the Sierra Special Committee met via video conference with Mr. Howard Liao, Chief Executive Officer of Medley LLC, and representatives of Broadhaven and S&W. Mr. Liao informed the Sierra Special Committee that he and certain other officers of MDLY intended to resign their positions with MDLY later that day but would retain their positions at Medley LLC in an effort to avoid any conflicts of interest that might arise in the future. He also discussed the potential impact of the resignations on MDLY, noting that he did not believe the resignations would have any impact on Medley’s institutional clients. He also provided an update on certain of Medley’s institutional accounts. Mr. Liao indicated that Medley LLC was likely to propose an orderly liquidation of its business in the Medley LLC bankruptcy proceeding. At this time, Mr. Liao was excused from the meeting.
The Sierra Special Committee also discussed contributing to a potential retention package for Medley Capital personnel who provided services to Sierra. A representative of S&W discussed S&W’s conversations with various parties involved in the Medley LLC bankruptcy proceeding about contributing to a potential retention package. Broadhaven representatives discussed the retention package proposed by Medley and also discussed the view of the compensation consultant concerning potential retention payments, noting that the compensation consultant was recommending aggregate retention payments that were in some instances lower than the aggregate retention payments Medley was recommending. The Sierra Special Committee then began discussing possible terms of any additional compensation payment program with the assistance of S&W, Broadhaven and information provided by the compensation consultant.
Broadhaven representatives provided an update on the strategic review process. They reported that they had had conversations with over 40 parties concerning a possible transaction with Sierra and that Broadhaven expected to receive between 15 and 20 proposals from interested parties and that those parties’ bid letters would be shared with the Sierra Special Committee. Broadhaven representatives reported that Medley was in the process of populating a virtual data room and that Medley’s investment team would be available to meet with potential bidders starting the week of July 5, 2021.
On June 24, 2021, Medley notified Broadhaven that Medley had decided not to participate in Sierra’s strategic review.
On June 25, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven and S&W. Broadhaven representatives provided an update on the strategic review process. They indicated that as of June 24, 2021, Broadhaven had received 27 executed NDAs from counterparties and also received 22 preliminary indications of interest. All of the persons submitting an indication of interest had executed a satisfactory NDA. They indicated that interested parties who had not submitted preliminary indications of interest generally had concluded that they were unable to submit a proposal that they believed would be competitive. Broadhaven representatives noted that of the 22 preliminary indications of interest received, there were nine merger proposals, three proposals to acquire Sierra’s assets and ten proposals to become Sierra’s investment adviser. They also noted that some of the bidders, including Party E, had proposed two or more transaction structures in their proposals. Broadhaven representatives indicated that access to the virtual data room would be given to those parties selected by the Sierra Special Committee to advance to the second round of the bid process.
Party A submitted a non-binding, preliminary indication of interest to Broadhaven on June 21, 2021. Party A proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party A in exchange for a combination of up to $250 million of cash consideration with the remaining merger consideration coming in the form of stock. In addition, Party A proposed to make a cash payment to Sierra stockholders in the aggregate amount of $10 million.
Party B submitted a non-binding, preliminary indication of interest to Broadhaven on June 21, 2021. Party B proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party B in exchange for a combination of approximately 50% stock consideration and approximately 50% cash consideration. Party B indicated its willingness to increase the stock consideration to 100% and to improve the offer by adding a cash payment to Sierra stockholders. Party B also indicated that it was open to becoming Sierra’s manager if that was preferable to Sierra.
Barings submitted a non-binding, preliminary indication of interest to Broadhaven on June 21, 2021. Barings proposed to acquire all of Sierra’s common stock through a merger of Sierra into Barings BDC in exchange for Barings BDC Common Stock at an exchange ratio of 0.4570 Barings BDC shares per Sierra share. In addition, Barings proposed a $50 million cash payment to Sierra. Barings also proposed to enter into a $100 million, ten-year credit support agreement (“CSA”) with Barings BDC, which was anticipated to add approximately $50 million at fair value to the combined company’s NAV. Barings also proposed a $20 million share repurchase program by Barings BDC to support the stock price of the common stock of the combined company following the closing of the proposed merger.
Party D submitted a non-binding, preliminary indication of interest to Broadhaven on June 21, 2021. Party D proposed to purchase all of Sierra’s assets for an aggregate purchase price between $515 million to $570 million. Party D indicated that the consideration would be in the form of cash and potentially tradeable stock of a BDC managed by Party D. Party D also indicated that it was open to discussions on whether to structure the transaction as a stock or asset purchase.
Party E submitted a non-binding, preliminary indication of interest to Broadhaven on June 21, 2021. Party E’s preliminary indication of interest consisted of three separate alternatives: a proposal to acquire Sierra’s assets, a proposal to acquire 75% of Sierra’s assets while allowing Sierra stockholders to retain ownership in a continuing BDC, and a proposal to become Sierra’s manager. In the first alternative, Party E proposed that vehicles affiliated with Party E would acquire 100% of Sierra for cash. In the second alternative, Party E proposed that it would acquire for cash up to 75% of Sierra stockholders’ interests in Sierra with the balance of Sierra stockholders’ interests rolled into the continuing BDC. In the third alternative, Party E proposed to manage Sierra at reduced fees, including a 1.00% management fee, inject $100 million to $150 million of capital at NAV into Sierra and pay Sierra $7.5 million in cash. As part of this proposal, Party E also proposed, among other things, to increase the quarterly redemption right from the current 2.5% to 4.0%.
Party F submitted a non-binding, preliminary indication of interest to Broadhaven on June 24, 2021. Party F’s preliminary indication of interest consisted of two separate proposals: a proposal to become Sierra’s manager and a proposal to merge Sierra into a BDC managed by Party F. Party F proposed to pay Sierra $70 million to become Sierra’s manager. Alternatively, Party F proposed to acquire all of Sierra’s common stock through a merger of Sierra into the BDC managed by Party F in exchange for stock. Party F’s merger proposal also included a $70 million cash payment from Party F to Sierra stockholders.
Party G submitted a non-binding, preliminary indication of interest to Broadhaven on June 18, 2021, which was subsequently revised on June 23, 2021. Party G proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party G in exchange for common stock. Party G’s proposal also included the following: (1) special dividends of $0.01-$0.05 per share over two to four quarters, (2) a share repurchase plan of equal to or larger size than that of the BDC managed by Party G, (3) a ten-year CSA between the BDC and Party G to protect against net cumulative realized losses of up to $50 million and (4) one-time or fixed period waivers of management fees or incentive fees.

Party H submitted a non-binding, preliminary indication of interest to Broadhaven on June 21, 2021. Party H proposed to offer Sierra $60 million in a combination of fee waivers, special dividends and share buybacks to become Sierra’s manager. Party H expressed its intent to grow Sierra’s assets to over $1 billion over three to four years, which would make Sierra, in Party H’s opinion, a viable candidate for publicly listing its shares on a securities exchange.
During the June 25, 2021 Sierra Special Committee meeting, the representatives of Broadhaven reviewed with the Sierra Special Committee the various forms of consideration being offered by the bidders, along with the proposed structures of various proposals. They noted that some bidders’ proposals discussed potential employment of Medley Capital employees but none identified any specific individuals. Broadhaven representatives indicated they would prepare an analysis that would allow the Sierra Special Committee to compare the various proposals on the basis of the estimated economic value to Sierra stockholders.
Broadhaven representatives next reviewed certain transaction considerations with the Sierra Special Committee. They then discussed with the Sierra Special Committee their summary of the three types of proposals received from the bidders.
The Sierra Special Committee discussed with the representatives of Broadhaven and S&W how the Sierra Special Committee might compare merger proposals and proposals to become Sierra’s investment adviser.
Broadhaven representatives discussed next steps with the Sierra Special Committee, including the need to determine which bidders would be invited into the second round of the bid process.
The Sierra Special Committee next discussed with the representatives of Broadhaven and S&W contributing to a potential retention package for Medley Capital personnel, including the ability of Sierra to reallocate any amounts contributed by it in the event there were departures at Medley Capital. The Chair of the Sierra Special Committee indicated that he had confirmed with senior management at Medley Capital that all of the investment professionals currently at Medley Capital had responsibility for a portion of Sierra’s investments or operations.
S&W representatives indicated that they had spoken to Medley LLC’s bankruptcy counsel about conditioning any contribution by Sierra to a retention package for Medley Capital’s personnel on the various parties to the bankruptcy releasing any potential claims against Sierra. After discussion, and upon a determination that a contribution by Sierra to a retention package for Medley Capital's personnel would be in the best interests of Sierra and Sierra stockholders, the Sierra Special Committee tentatively agreed to contribute up to $2.1 million toward a retention package for Medley Capital personnel, as a part of a total retention package of $5.7 million, provided Sierra would have the ability to reallocate amounts not paid in the event there were departures at Medley Capital and that Sierra would be released from any claims against it arising from Medley LLC’s bankruptcy proceeding.
On June 28, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven and S&W. Broadhaven representatives provided an update on the strategic review process and their recommendations regarding the bidders that should be invited into the second round of the bid process. They indicated that since the Sierra Special Committee meeting held on June 25, 2021, they had received two additional proposals to become Sierra’s investment adviser, including Party F, bringing the total number of proposals to 24.
The Broadhaven representatives noted that they were recommending that nine separate bidders be invited into the second round of the bid process and that two of these bidders had submitted asset purchase proposals. Broadhaven representatives indicated that among the bidders that had submitted merger proposals, Broadhaven recommended that the Sierra Special Committee invite the five bidders that had submitted BDC merger proposals offering the most economic value to the Sierra stockholders, which included Party B, Barings BDC and Party G, into the second round of the bid process. They also recommended that the Sierra Special Committee invite into the second round of the bid process the three bidders that submitted proposals to become Sierra’s investment adviser offering the most value to the Sierra stockholders, which were Party E (which also submitted an asset purchase proposal), Party F (which also submitted a BDC merger proposal) and Party H, in addition to the two bidders that had submitted asset purchase proposals, which included Party E. Broadhaven representatives also noted, based on Broadhaven’s analysis of the elements of value of the various proposals, that in terms of economic value to Sierra stockholders, the merger proposals were higher than the proposals to become Sierra’s investment adviser.

After further discussion of the preliminary indications of interest and Broadhaven’s recommendations, the Sierra Special Committee indicated that it agreed with Broadhaven’s recommendations concerning the bidders that should be invited into the second round of the bid process on the basis of both quantitative and qualitative considerations. The Sierra Special Committee discussed other bidders that might be invited into the second round of the bid process in the event any of the bidders invited into the second round chose not to continue in the process.
Broadhaven representatives then discussed the second-round process with the Sierra Special Committee. They indicated that the second-round bidders would be notified of their selection; they would be given access to the virtual data room; they would be given the opportunity to meet with representatives of Medley, as adviser to Sierra, and Broadhaven; and they would be asked to provide their second-round bid proposals to Broadhaven by the end of July. The Sierra Special Committee discussed the possibility of the Sierra Special Committee meeting with each second-round bidder in order to gain an understanding of, among other things, the firm, its investment personnel, its historical investment performance and their proposals. Broadhaven and S&W representatives indicated that they would draft a second-round process letter to be sent to the second-round bidders.
The Sierra Special Committee then discussed with the representatives of Broadhaven and S&W the proposed retention package for Medley Capital personnel.
On June 28, 2021, Party D submitted a revised proposal to Broadhaven. In its revised proposal, Party D proposed to make a cash payment to become Sierra’s manager rather than to acquire Sierra’s assets. Party D proposed paying between $110 million and $125 million to Sierra stockholders. In its revised proposal, Party D indicated that it anticipated recommending to the board of a BDC it managed that Sierra be merged into that BDC within twenty-four months of the transaction closing.
On July 3, 2021, Party A submitted a revised proposal to Broadhaven. Party A revised its prior offer to increase the cash payment to Sierra stockholders from $10.0 million to $55.5 million.
Following receipt of the revised proposals, Broadhaven recommended, and, after discussion of Party A’s and Party D’s revised proposals and Broadhaven’s recommendation, the Sierra Special Committee agreed that Party A and Party D should be invited into the second round based on their improved proposals. The Sierra Special Committee instructed Broadhaven to invite Party A and Party D into the second round, bringing the total number of parties in the second round to 11.
On July 3, 2021, S&W representatives received drafts of a Combined Disclosure Statement and Chapter 11 Plan of Reorganization and Wind-Down of Medley LLC and S&W provided comments on various drafts of the document until it was ultimately filed with the Bankruptcy Court on July 6, 2021 (as filed, the “Revised Medley Plan”). The Revised Medley Plan contemplated that Medley LLC would undergo a limited restructuring in chapter 11 in order to enable Medley LLC to maximize the remaining value of the remaining agreements of its subsidiary advisers.
On July 9, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven and S&W. Broadhaven representatives provided an update on the strategic review. They reported that since the June 28, 2021 Sierra Special Committee meeting, four parties, which included Party A and Party D, had revised their bids. Another party increased its bid to become Sierra’s investment adviser, while still another bidder had added a cash payment from its manager to its proposal.
Broadhaven representatives then discussed next steps with respect to the strategic review. This included providing bidders with access to the virtual data room and an opportunity to request information from and, beginning the week of July 12, 2021, meet with the Medley management team. They indicated that the second-round process letter would be sent to bidders during the following week and included a second-round bid deadline of August 2, 2021 and that the Special Committee might consider meeting with certain bidders.
Broadhaven representatives reviewed a summary of the estimated total economic value per share of each of the proposals received from the 11 bidders which had been invited into the second round. They discussed with the Sierra Special Committee the assumptions underlying the summary. They noted that based on estimated total economic value per share, Barings BDC and Party G had offered the strongest merger proposals from a financial perspective, while Party D offered the strongest proposal to become Sierra’s investment adviser from a financial perspective. The Sierra Special Committee discussed with the representatives of Broadhaven how they might compare a merger proposal to a proposal to become Sierra’s investment adviser. The Sierra Special Committee asked that Broadhaven give consideration to the impact of potential tax consequences to Sierra stockholders associated with the various proposals. The Sierra Special Committee also discussed with the representatives of Broadhaven the possibility of combining a proposal to become Sierra’s investment adviser and an asset purchase proposal. It was determined at this time to wait for the second-round bid proposals to be submitted by the second-round bidders before a final determination was made regarding the advisability of combining a proposal to become Sierra’s investment adviser and an asset purchase proposal.
Broadhaven representatives reviewed an analysis that showed the estimated total economic value of the bids assuming Sierra’s shares were valued at 80% of NAV as of March 31, 2021. This analysis included the estimated economic value of proposed fee structures and other components of value. Broadhaven provided an additional analysis that showed the estimated total economic value of the bids assuming Sierra’s shares were valued at 90% of NAV as of March 31, 2021 and another analysis that assumed a decline in the estimated pro forma price to NAV following the closing of the merger transactions, which would have the effect of reducing the value of any stock consideration to be received by Sierra stockholders, among other analyses.
Broadhaven representatives indicated that they had informed four bidders, including Party E and Party F, that, based on their respective preliminary proposals, Broadhaven believed they were unlikely to be selected by Sierra as the winning bidder. They noted that all four firms indicated that they wished to remain in the process.
The Sierra Special Committee then discussed with representatives of Broadhaven and S&W next steps in regard to the strategic review. Following that discussion, the Sierra Special Committee instructed Broadhaven to proceed as recommended by Broadhaven earlier in the meeting.
S&W representatives provided an update on the potential retention package for Medley Capital personnel, noting that Medley LLC and the Creditors’ Committee in the Medley LLC Bankruptcy Case had expressed their preference to provide for a clawback of any payments made under the plan to Medley Capital personnel who subsequently left Medley Capital. The Sierra Special Committee expressed their opposition to any clawback provisions given the potential uncertainty they might generate and the potential negative impact on employee morale and retention.
S&W representatives then provided an update concerning the Medley LLC Bankruptcy Case. The Sierra Special Committee instructed the S&W representatives to communicate to the relevant parties the conditions under which Sierra would agree to contribute to a retention package, having determined that such a contribution was in the best interests of both Sierra and Sierra stockholders.
On July 13, 2021, the Sierra Special Committee met via video conference with representatives of Miles & Stockbridge and S&W. S&W representatives reviewed with the Sierra Special Committee the draft merger agreement that would be provided to bidders in the second round of the bid process and responded to questions from the Sierra Special Committee. S&W representatives indicated that the draft merger agreement would be uploaded to the virtual data room and that prospective bidders proposing a merger would be asked to either provide a markup of the draft merger agreement or a list setting forth issues to be discussed by the parties.
Over the next few weeks, S&W representatives met with the representatives of multiple second-round bidders and their financial advisors and legal counsel and responded to various legal due diligence questions raised by the bidders and their financial advisors and legal counsel.
On July 16, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven and S&W. Broadhaven representatives provided an update on the second round of the bid process.
S&W representatives provided an update on the Medley LLC Bankruptcy Case. The Sierra Special Committee also discussed the status of a potential retention package for Medley Capital personnel, noting potential actions Sierra might take in the event the various parties were unable to agree on a retention package.
On July 23, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven and S&W. Broadhaven representatives provided an update on the second round of the bid process. Broadhaven representatives discussed the possibility of pushing back the August 2, 2021 deadline for bidders to provide their second-round proposals, noting that there were advantages and disadvantages to doing so. In conversations subsequent to the meeting, and upon the recommendation of Broadhaven, the Sierra Special Committee agreed that the bid deadline would be pushed back to August 6, 2021, and that decision was communicated to bidders on July 26, 2021. Broadhaven representatives indicated that in response to the Sierra Special Committee’s request they were preparing to discuss certain tax considerations regarding the forms of consideration payable in various proposals. They also indicated that they wanted to share Sierra’s second quarter financial results and an estimate of transaction costs with the bidders so that the bidders could incorporate that data into their second-round proposals.
S&W representatives provided an update on the Medley LLC Bankruptcy Case. They indicated that they had an opportunity to review and comment on a draft term sheet (the “Plan Term Sheet”) which was being negotiated among Medley LLC, Medley Capital and the Official Committee of Unsecured Creditors appointed in the Medley LLC Bankruptcy Case (the “Creditors Committee”), and which outlined the terms of a further revised Combined Disclosure Statement and Plan of Reorganization and Wind-Down of Medley LLC. The Plan Term Sheet included references to a proposed retention plan for Medley Capital personnel which were generally consistent with what the Sierra Special Committee had proposed. Under the draft term sheet Medley LLC would undertake an organized wind-down and Medley LLC’s subsidiaries, including SIC Advisors, would agree to continue to perform their contractual obligations through March 31, 2022. The representatives of S&W indicated that Sierra’s contribution to the retention package would be memorialized in a commitment letter among Sierra, Medley LLC, Medley Capital and SIC Advisors (the “Commitment Letter”), pursuant to which Sierra agreed to contribute $2.1 million of the total $5.7 million in payments toward the retention package for Medley Capital personnel.
On July 30, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven and S&W. Broadhaven representatives provided an update on the second round of the bid process. They indicated that one of the bidders that had proposed to acquire Sierra’s assets had withdrawn from the process, noting that the bidder had concluded that its proposal was unlikely to be selected.
Broadhaven representatives then discussed next steps with the Sierra Special Committee, noting that the Sierra Special Committee was scheduled to meet on August 11, 2021, during which the Sierra Special Committee would review the bidders’ second-round proposals and that the Sierra Special Committee would have an opportunity to meet with the final bidders the week of August 23, 2021. The Sierra Special Committee discussed the possibility of asking Dean Crowe, Chief Executive Officer and President of Sierra and a member of the Sierra Board, about his assessment of the various bidders before Sierra made a final determination about which bid to accept given his interactions with bidders during the course of their due diligence review of Sierra and to determine if he had become aware of any information that might be relevant to the Sierra Special Committee’s evaluation of bidders.
On August 11, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven, S&W and Miles & Stockbridge to review the bidders’ second-round proposals. Broadhaven representatives provided an update on the strategic review process. They reminded the Sierra Special Committee that of the parties who had submitted preliminary proposals, the Sierra Special Committee had invited 11 parties into the second round of the bid process and that second-round bids were due August 6, 2021. Broadhaven representatives noted that eight second round bids had been received which included five merger proposals and three proposals to become Sierra’s investment adviser. They reported that three bidders, in total, had withdrawn from the process. They noted that none of the remaining bidders had proposed acquiring Sierra’s assets. Broadhaven representatives noted that they had had multiple conversations with the bidders to clarify various elements of the bidders’ proposals.
Broadhaven representatives discussed their views regarding the next steps in the process, noting that because the proposals were tightly grouped from a financial perspective, there was greater importance on the Sierra Special Committee evaluating qualitative factors. They indicated that they would provide those bidders invited by the Sierra Special Committee into the third round with Sierra’s second quarter results and transaction fee estimates and would respond to any remaining diligence requests.
Broadhaven representatives discussed with the Sierra Special Committee various procedural options available to them, including identifying one party and offering exclusivity, selecting two or three parties that would meet with the Sierra Special Committee or meeting with most of the bidders to fully understand the qualitative factors offered by each bidder and better understand the bidder’s proposal.
Broadhaven representatives then reviewed with the Sierra Special Committee the second-round proposals that had been received, noting any changes from the bidders’ preliminary indications of interest.

Party A submitted a non-binding, second-round bid to Broadhaven on August 5, 2021. Party A proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party A in exchange for a combination of up to $250 million of cash consideration with the remaining merger consideration coming in the form of stock. In addition, Party A proposed to make a $55.5 million cash payment to Sierra stockholders.
Party B submitted a non-binding, second-round bid to Broadhaven on August 6, 2021. Party B proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party B in exchange for a combination of stock and $153.0 million in cash. In addition, Party B proposed to make a $57.0 million cash payment to Sierra stockholders. Party B also expected to exclude non-performing investments acquired from Sierra from the calculation of its base management fee, and to voluntarily waive its income-based incentive fee to the extent necessary to maintain its current quarterly dividend per share through December 31, 2022.
Barings submitted a non-binding, second-round bid to Broadhaven on August 6, 2021, which reflected a $15 million increase in its cash payment, from $50 million to $65 million, to Sierra stockholders and an increase in the incentive fee hurdle rate for Barings BDC from 8.00% to 8.25%. Barings proposed for Barings BDC to acquire all of Sierra’s common stock through a merger of Sierra into Barings BDC in exchange for Barings BDC common stock at an exchange ratio of 0.4469 Barings BDC shares per Sierra share. Barings also proposed to enter into a $100 million, ten-year CSA with Barings BDC, which was anticipated to add approximately $50 million at fair value to the combined company’s NAV. Barings also proposed a $20 million share repurchase program by Barings BDC to support the stock price of the common stock of the combined company following the closing of the proposed merger.
Party D submitted a non-binding, second-round bid to Broadhaven on August 6, 2021, which reflected an increase in the cash payment by Party D. Party D proposed to pay Sierra $150 million to become Sierra’s manager. In addition, Party D indicated its intention to enter into an incentive fee waiver agreement similar to the current waiver agreement between Sierra and SIC Advisors and that it expected to extend the waiver period through the fiscal year ending December 31, 2022. Party D indicated that once a substantial percentage of Sierra’s portfolio was comprised of assets that were directly originated by Party D, which it estimated would be within twelve to twenty-four months of the transaction closing, it anticipated recommending a merger between Sierra and another BDC managed by Party D.
Party E submitted a non-binding, second-round bid to Broadhaven on August 6, 2021, which was subsequently revised on August 9, 2021, to become Sierra’s manager. Party E’s revised second-round bid only included a proposal to become Sierra’s manager. The bid reflected an increase in the capital injection into Sierra at NAV to $250 million, a further reduction in management fee to 0.90% and a $2.5 million reduction in the cash consideration, to a total of $5.0 million, to Sierra stockholders. In addition, Party E proposed a $50 million special cash dividend paid with cash from Sierra’s balance sheet.
Party F submitted a non-binding, second-round bid to Broadhaven dated August 6, 2021, which reflected a $10 million increase in the cash payment by Party F to Sierra stockholders and an increase in stock consideration to Sierra stockholders by a BDC managed by Party F. Party F’s second-round bid only included a proposal to merge Sierra into a BDC managed by Party F. Party F proposed to acquire all of Sierra’s common stock through a merger of Sierra into the BDC in exchange for stock and an $80 million cash payment to Sierra stockholders.
Party G submitted a non-binding, second-round bid to Broadhaven on August 6, 2021, subsequently revised on August 10, 2021, which reflected the addition of a proposed cash payment by Party G to Sierra stockholders and transaction fee reimbursement. Party G proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party G in exchange for stock. Party G also proposed to make a $75 million cash payment to Sierra stockholders and to reimburse 50% of transaction fees and expenses, which it estimated to be $8 million. In addition, Party G proposed to enter into a $50 million, ten-year CSA with the BDC.
Party H submitted a non-binding, second-round bid to Broadhaven dated August 6, 2021, which reflected a proposed $30 million cash payment by Party H to Sierra stockholders and a $60 million share buyback over the two years following the transaction closing.
Broadhaven representatives indicated that they had focused on the merger consideration and cash payment being offered in comparing the merger proposals but that Sierra stockholders would also benefit from other bid components such as management and incentive fee structures, dividend rates, and share buyback commitments, among other things. In valuing the stock component of the consideration, Broadhaven used recent market prices for publicly traded BDCs and estimated the public market values for non-publicly traded BDCs. They indicated that in terms of stock and cash consideration, Barings BDC’s offer of $5.53 per share to Sierra stockholders was $0.15 higher than the second highest bidder which was Party G.
Broadhaven representatives indicated that all of the bidders that had submitted a merger proposal had proposed a NAV for NAV merger, with various adjustments including, in most cases, a markdown of certain credits at Sierra. They noted that no bidder considered a discount to Sierra’s NAV of more than 6%.
Broadhaven representatives next reviewed the fee structures of the proposed acquiring BDCs. They noted that the acquiring BDCs’ base management fees ranged between 1.25% and 1.50% of assets, the incentive fees ranged between 17.5% and 20.0%, the hurdle rate for the incentive fees ranged between 7.00% and 8.25% and that all of the fee structures included a 100% catch-up on incentive fees. Broadhaven representatives noted that only two of the fee structures had a high-water mark. They indicated that Barings BDC had an industry leading fee structure, including that the hurdle rate of 8.25% would mean that stockholders of Barings BDC would benefit from investment returns up to that level before Barings would benefit from those returns in the form of incentive fees.
Broadhaven representatives then reviewed other components and considerations with respect to the merger proposals such as the acquiring BDC’s credit rating, where available, and the impact of the CSAs included in certain proposals, noting that a CSA would add value to the acquiring BDC’s NAV and protect the acquiring BDC from credit losses in Sierra’s investment portfolio following the closing of a transaction.
Broadhaven representatives next reviewed the historical performance of the potential merger partners, noting that a comparison of historical performance was of limited value due to particular circumstances involving each potential merger partner. Broadhaven representatives also reviewed various metrics concerning the performance of potential merger partners’ common stock.
Broadhaven representatives next reviewed the proposals to become Sierra’s investment adviser received from Party D, Party E and Party H. They indicated that Party D had offered to make a $150 million cash payment to Sierra stockholders in connection with its proposal to become Sierra’s investment adviser, which was substantially more cash than was being offered by Party E and Party H. They noted that Party E proposed the lowest management fee among the three bidders seeking to become Sierra’s investment adviser without a merger. Broadhaven representatives reviewed the economic value per share of the bids from Party D, Party E and Party H, assuming Sierra’s common stock was valued at various discounts to NAV.
Broadhaven representatives indicated that when the estimated value per share of the merger proposals and proposals to become Sierra’s investment adviser were compared, the merger proposal from Barings BDC offered the most economic value to Sierra stockholders, and the proposal to become Sierra’s investment adviser from Party D offered the next highest economic value to Sierra stockholders. They noted that Party D contemplated a liquidity event (such as a merger with a publicly traded BDC) within one to two years after the transaction closed.
Broadhaven representatives then reviewed the estimated economic value of the various proposals under different assumptions, for example, assuming Sierra’s common stock was valued at 85% of NAV rather than 80% of NAV. They noted that changing this assumption benefitted the relative standing of all of the proposals to become Sierra’s investment adviser because the value of such proposals were highly dependent on how Sierra’s common stock was valued. Broadhaven then reviewed a summary of the proposals that took into account the impact of the likely tax treatment of the proposed transactions, which analysis took into account a number of assumptions and limitations conveyed to Broadhaven by Sierra and S&W.
Broadhaven representatives next reviewed the estimated value of the proposals after factoring in assumed values for other components of the bidders’ proposals such as fee reductions and the value of the CSA, as applicable.
Broadhaven representatives then reviewed the fee structures with respect to the three proposals to become Sierra’s investment adviser. They also reviewed other components of the proposals, which included consulting arrangements or potential offers of employment for unidentified employees of Medley Capital who are involved in Sierra’s investments or operations. Broadhaven and S&W representatives noted that there were possible opportunities for current members of the Sierra Board to have some role following a merger or change in manager transaction to ensure the interests of Sierra stockholders would be represented going forward.

A representative of S&W provided the Sierra Special Committee with an update on the Medley LLC Bankruptcy Case. After discussion, the Sierra Special Committee indicated its willingness to make one modification to the Commitment Letter related to the retention plan for Medley Capital personnel. The Commitment Letter was finalized and signed on or about August 11, 2021. On August 13, 2021, Medley LLC, Medley Capital and the Creditors Committee filed the Third Amended Combined Disclosure Statement and Chapter 11 Plan of Medley LLC, which incorporated the provisions of the Term Sheet and the Commitment Letter.
On August 16, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven and S&W to communicate a decision on which parties to invite into the third round. At that meeting, the Sierra Special Committee instructed Broadhaven to invite Party A, Party B, Barings BDC, Party D, Party E, Party F and Party G into the next round. It was noted that the third round would include the submission of a 15(c) questionnaire by the seven remaining bidders and an opportunity to present to the Sierra Special Committee.
On August 23, 2021, August 24, 2021 and August 27, 2021, the Sierra Special Committee, along with representatives from Broadhaven and S&W, met with each of Party A, Party B, Barings BDC, Party D, Party E, Party F and Party G. During these meetings with the Sierra Special Committee and its advisors, representatives of each bidder reviewed, among other items, the bidding firm and its management and investment personnel, such firm’s investment capabilities and historic investment performance, and the terms of such firm’s second-round bid. The bidders responded to questions from the members of the Sierra Special Committee and representatives of Broadhaven and S&W. During its meeting with the Sierra Special Committee on August 24, 2021, Barings expressed its willingness, subject to obtaining internal approval, to increase Barings BDC's proposed share repurchase program to $30 million.
Following the Sierra Special Committee’s meetings with the final bidders, the bidders responded to follow-up requests from the Sierra Special Committee, which included additional information about their historical investment returns and cash distributions.
On August 30, 2021, the Sierra Special Committee met via video conference with representatives of Broadhaven, Miles & Stockbridge and S&W. The representative of Miles & Stockbridge reviewed with the Sierra Special Committee the standard of conduct that applied to directors of a Maryland corporation, noting that decisions by directors of a Maryland corporation were protected by the business judgment rule and that the members of the Sierra
Special Committee generally were entitled to rely on information from other members of the Sierra Special Committee, representatives of Miles & Stockbridge and S&W as to any matter within their professional competence and representatives of Broadhaven, including any information, opinion, report or statement prepared by Broadhaven, if within their expert competence.
Broadhaven representatives provided an update on the strategic review process. They reminded the Sierra Special Committee that the deadline for best and final bids was August 27, 2021. They noted that, with the exception of Party D, all of the final bidders had improved their second-round bids, while Party D reaffirmed its second-round bid. Consistent with second-round bids, they indicated that Party A, Party B, Barings BDC, Party F and Party G had each submitted merger proposals, while Party D and Party E had submitted proposals to become Sierra’s investment adviser.
Broadhaven representatives then reviewed with the Sierra Special Committee the third-round bid proposals that had been received, noting any changes from the bidders’ second-round proposals.
Party A submitted a non-binding, third-round bid to Broadhaven dated August 27, 2021, which reflected a $10 million increase in the cash merger consideration from a BDC managed by Party A, partly offset by a reduction in the stock consideration. Party A proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party A in exchange for a combination of up to $260 million of cash consideration with the remaining merger consideration coming in the form of stock. In addition, Party A proposed to make a $55.5 million cash payment to Sierra stockholders. Broadhaven estimated, on the basis of various assumptions, that the total value of the merger consideration and cash payment was $5.34 per Sierra share, or 98% of NAV, and that the total economic value of the proposal was $5.57 per Sierra share, or 103% of NAV.
Party B submitted a non-binding, third-round bid to Broadhaven on August 27, 2021, which reflected a $12.5 million increase in merger consideration and a $40 million increase in the cash payment to Sierra stockholders. Party B proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party B in exchange for a combination of $391.9 million in stock and $130.6 million in cash. In addition, Party B proposed to make a $97.0 million cash payment to Sierra stockholders. Party B also expected to exclude non-performing investments acquired from Sierra from the calculation of its base management fee, and to voluntarily waive its income-based incentive fee to the extent necessary to maintain its current quarterly dividend per share through December 31, 2022. Party B also expressed its willingness to enter into a $100 million, eight-year CSA with Party B’s BDC. If Sierra preferred the CSA, then Party B indicated that the cash payment from Party B would be reduced by $20 million to $77 million. Broadhaven estimated, on the basis of various assumptions, that the total value of the merger consideration and cash payment was $5.45 per Sierra share, or 100% of NAV, and that the total economic value of the proposal was $5.91 per Sierra share, or 109% of NAV.
Barings submitted a non-binding, third-round bid to Broadhaven on August 27, 2021, which reflected a $20 million increase in the cash payment to Sierra stockholders, a $25 million increase in the CSA and a $10 million increase in the share repurchase program. Barings proposed to acquire all of Sierra’s common stock through a merger of Sierra into Barings BDC in exchange for Barings BDC common stock at an exchange ratio of 0.4522 Barings BDC shares per Sierra share. In addition, Barings proposed an $85 million cash payment to Sierra stockholders. Barings also proposed to enter into a $125 million, 10-year CSA with Barings BDC, which was anticipated to add approximately $62.5 million at fair value to the combined company’s NAV. Barings also proposed a $30 million share repurchase program by Barings BDC to support the stock price of the common stock of the combined company following the closing of the proposed merger. In addition, Barings proposed to increase the incentive fee hurdle rate from 8.00% to 8.25%. Broadhaven estimated, on the basis of various assumptions, that the total value of the merger consideration and cash payment was $5.75 per Sierra share, or 106% of NAV, and that the total economic value of the proposal was $6.45 per Sierra share, or 119% of NAV.
Party D submitted a non-binding, third-round bid to Broadhaven on August 27, 2021, in which Party D reaffirmed its second-round bid. Party D proposed to pay Sierra $150 million to become Sierra’s manager. In addition, Party D indicated its intention to enter into an incentive fee waiver agreement similar to the current waiver agreement between Sierra and SIC Advisors and that it expected to extend the waiver period through the fiscal year ending December 31, 2022. Broadhaven estimated, on the basis of various assumptions, that the total economic value of the proposal was $5.96 per Sierra share, or 110% of NAV.
Party E submitted a non-binding, third-round bid to Broadhaven on August 27, 2021, subsequently revised on August 29, 2021, which reflected a $4 million increase in the cash paid to Sierra, an increase in the price of the equity capital injection into Sierra, and a further reduction in management fees. Party E proposed to pay Sierra $9 million in cash to become Sierra’s manager. Party E also proposed a $250 million equity capital injection into Sierra at a 0.5% premium to NAV. In addition, Party E proposed a $50 million special cash dividend paid with cash on Sierra’s balance sheet. Party E also proposed a further reduction in management fees to 0.80%. Broadhaven estimated, on the basis of various assumptions, that the total economic value of the proposal was $5.81 per Sierra share, or 107% of NAV.
Party F submitted a non-binding, third-round bid to Broadhaven on August 28, 2021, which reflected a $20.5 million increase in the merger consideration by the BDC managed by Party F and a $30 million increase in the cash payment to Sierra stockholders. Party F proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party F in exchange for stock and a $110 million cash payment to Sierra stockholders. Broadhaven estimated, on the basis of various assumptions, that the total value of the merger consideration and cash payment was $5.81 per Sierra share, or 107% of NAV, and that the total economic value of the proposal was $6.04 per Sierra share, or 111% of NAV.
Party G submitted a non-binding, third-round bid to Broadhaven on August 27, 2021, which reflected an increase in merger consideration, a $5 million increase in the cash payment to Sierra stockholders and a $30 million increase in the CSA. Party G proposed to acquire all of Sierra’s common stock through a merger of Sierra into a BDC managed by Party G in exchange for stock. In addition, Party G proposed to make an $80.0 million cash payment to Sierra stockholders, and to reimburse 50% of transaction fees and expenses which was estimated to be $8.0 million. Party G also proposed to enter into a $80 million, ten-year CSA with the BDC. Broadhaven estimated, on the basis of various assumptions, that the total value of the merger consideration and cash payment was $5.49 per Sierra share, or 101% of NAV, and that the total economic value of the proposal was $5.84 per Sierra share, or 108% of NAV.

Broadhaven representatives indicated that in comparing the economic values of the proposals, they had reviewed the merger consideration (cash and stock) and cash payment being offered in the merger proposals and that they also had factored in other bid components, such as management and incentive fee structures, CSAs, and share buyback commitments, among other things. In valuing the stock component of the consideration, Broadhaven used recent market prices for publicly traded BDCs and estimated what the public market values could be for non-publicly traded BDCs. Broadhaven noted that, based on the value of the merger consideration and cash payments of the merger proposals, the analysis showed that Party F’s proposal offered the most value to Sierra stockholders. Broadhaven also noted that, based on the total economic value of all of the proposals, which included, in the case of the proposals to become Sierra’s investment adviser, the assumption that Sierra’s common stock was valued at 80% of NAV, Barings’ proposal offered the most economic value to the Sierra stockholders.
Broadhaven representatives then reviewed various sensitivities to key assumptions. Broadhaven reviewed the estimated economic value of the various proposals assuming Sierra’s common stock was valued at 85% of NAV rather than 80% of NAV. They noted that changing this assumption benefitted the relative standing of all of the proposals to become Sierra’s investment adviser because the value of such proposals were highly dependent on how Sierra’s common stock was valued. Broadhaven then reviewed a summary of the proposals that took into account the impact of the likely tax treatments of the various proposed transactions, which analysis included a number of assumptions and limitations conveyed to Broadhaven by Sierra and S&W. It was noted that a significant percentage of Sierra stockholders held their shares in tax-deferred accounts and that such stockholders should be indifferent to whether the payments constituted ordinary income or capital gains.
Broadhaven representatives then discussed in greater detail the estimated value of certain components of the bidders’ proposals other than stock consideration and cash consideration. They discussed the estimated economic value attributed to the CSAs that were being proposed by Barings BDC and Party G and was offered by Party B, noting they had the effect of increasing the pro forma NAV of the combined BDCs. They also noted that both Barings BDC and Party G proposed to increase the aggregate amount of the potential losses covered by their proposed CSAs and that Party B had expressed their willingness to implement a CSA but that it would reduce the cash payment from its manager by approximately $20 million.
Broadhaven representatives then reviewed the fee structures of the bidders. They indicated that Barings BDC had the most competitive fee structure, noting it had a low base management fee; it did not charge a fee on cash; it proposed the highest hurdle rate; and it had a high-water mark. Broadhaven representatives then discussed with the Sierra Special Committee the track records, historical performance and various characteristics of the bidders’ common stock. The Sierra Special Committee reviewed with the representatives of Broadhaven and S&W certain follow-up questions and open matters to be discussed with the bidders. The Sierra Special Committee then discussed the bidders’ proposals with the representatives of Miles & Stockbridge and S&W and considered possible bidders to eliminate from the process.
On August 31, 2021, the Sierra Special Committee met via video conference with representatives of Miles & Stockbridge and S&W. The members of the Sierra Special Committee discussed the various proposals from the bidders, noting the factors they believed would be most important to Sierra stockholders. The members of the Sierra Special Committee determined that Barings’ proposal best addressed the items they believed were most important to Sierra stockholders and that Party F’s and Party G’s proposals were most likely alternatives to Barings’ proposal. They agreed that Broadhaven should be notified of these conclusions and that Barings would be offered the opportunity to negotiate a transaction if it agreed to increase the cash payment from Barings to Sierra stockholders from $85 million to $100 million. In addition, the Sierra Special Committee instructed Broadhaven to request from Barings that two of the Sierra Independent Directors be added to the Barings BDC Board to ensure the interests of Sierra stockholders would be represented going forward, given that former Sierra stockholders would own approximately 40% of Barings BDC’s common stock following the closing of the transaction , with the selection of the individuals to be added to be left to the discretion of the board of directors of Barings BDC.
The Chair of the Special Committee indicated that he would ask Howard Liao, Chief Executive Officer of Medley LLC, and Dean Crowe, Chief Executive Officer and President of Sierra, for their assessments of the top three bidders, Barings BDC, Party F and Party G to ensure that there were no issues of which they were aware that might be relevant to the Sierra Special Committee’s evaluation of the bidders.

The members of the Sierra Special Committee noted that they had reviewed responses made by Barings BDC management to specific questions concerning investment, operations, and compliance activities in a 15(c) questionnaire that had been sent, on behalf of the Sierra Special Committee, to Barings BDC management.
The Sierra Special Committee discussed with the representatives of S&W Barings’ markup of the draft merger agreement, noting that there were certain matters that should be addressed before Sierra selected Barings as the winning bidder.
Following the August 31, 2021 Sierra Special Committee meeting, S&W sent a revised draft of the merger agreement to Barings BDC’s counsel, Goodwin Procter. The Sierra Special Committee instructed Broadhaven to ask Barings to increase the cash payment by the manager from $85 million to $100 million in exchange for reducing the proposed CSA from $125 million to $100 million, to agree to appoint two of the Sierra Independent Directors to the Barings BDC Board and to agree to certain modifications to the draft merger agreement. Barings agreed to such changes as long as Sierra would enter into an exclusivity agreement with Barings to complete the negotiation of terms.
On September 1, 2021, the Chair of the Sierra Special Committee spoke to Messrs. Liao, Crowe and David Richards of Medley to obtain their assessment of the top three bidders. The Chair subsequently reported to the other members of the Sierra Special Committee that the members of Medley management had not identified any matters that were materially relevant to the Sierra Special Committee’s evaluation of the top three bidders.
On September 1, 2021, the Sierra Special Committee met via video conference with representatives of Miles & Stockbridge and S&W and reviewed the revised proposal from Barings BDC. After a discussion of the relative advantages and disadvantages of each proposal, the Sierra Special Committee determined to proceed with Barings BDC and authorized Sierra to enter into an exclusivity agreement with Barings BDC, to expire on September 23, 2021.
On September 8, 2021, representatives of S&W met with representatives of Goodwin to discuss pre-closing matters relating to the draft merger agreement and related matters.
On September 8, 2021, representatives of Broadhaven and S&W met with representatives of Barings and Wells Fargo Securities, financial advisor to Barings BDC, to conduct reverse due diligence of Barings and Barings BDC.
Between September 8, 2021 and September 20, 2021, S&W and Goodwin exchanged multiple drafts of the merger agreement along with drafts of the terms of the proposed Credit Support Agreement between Barings BDC and Barings and a proposed second amended and restated investment advisory agreement between Barings BDC and Barings.
On September 20, 2021, representatives of S&W met with representatives of Barings and its legal counsel to respond to questions from the representatives of S&W that arose during their reverse legal due diligence of Barings and Barings BDC.
On September 20, 2021, the Sierra Special Committee met via video conference with Dean Crowe, Chief Executive Officer and President of Sierra and a member of the Sierra Board, and representatives of Broadhaven, Eversheds Sutherland, Miles & Stockbridge and S&W.
Broadhaven representatives reviewed with the Sierra Special Committee Broadhaven’s analysis with respect to the fairness, from a financial point of view, to the holders of Sierra Common Stock of the merger consideration to be received by such holders in the proposed Merger.
S&W representatives discussed their reverse legal due diligence of Barings BDC and Barings, noting that they had not identified any material matters during the course of that reverse legal due diligence.
S&W representatives then discussed the proposed Merger Agreement. They noted that under the interim operating covenants, Sierra’s dividends would be limited to $0.03 per share for each quarter and that Sierra would be required to suspend its distribution reinvestment plan. They indicated that the Merger Agreement addressed, among other items, the proposed Credit Support Agreement, the share repurchase plan and the increase in the hurdle rate to be applied to the incentive fee payable to Barings. They also noted that the Merger Agreement would allow Sierra to enter into an interim advisory contract with SIC Advisors before the closing of the transaction under certain circumstances.

On September 21, 2021, the Sierra Special Committee met via video conference with Dean Crowe, Chief Executive Officer and President of Sierra and a member of the Sierra Board, and representatives of Broadhaven, Eversheds Sutherland, Miles & Stockbridge and S&W. The Sierra Special Committee continued its consideration of the proposed transaction between Sierra and Barings BDC. The Chair of the Sierra Special Committee noted that the Sierra Special Committee had received a presentation from representatives of Broadhaven in connection with its fairness opinion relating to the proposed Merger. Broadhaven representatives delivered to the Sierra Special Committee Broadhaven’s oral opinion, which was confirmed by delivery of a written opinion dated September 21, 2021, to the effect that, as of the date of the opinion and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Broadhaven as set forth in such opinion, the merger consideration was fair, from a financial point of view, to the holders of Sierra Common Stock, as more fully described in the section entitled “—Opinion of the Financial Advisor to the Sierra Special Committee” beginning on page [•] of this joint proxy statement/prospectus.
The Sierra Special Committee, after taking into consideration all of the information during Sierra Board meetings and Sierra Special Committee meetings with respect to the strategic review process and the proposed Merger, including the current meeting, approved the Merger Agreement and recommended that the Sierra Board, among other things, declare that the Merger Agreement and the transactions contemplated thereby, including the First Merger, advisable and in the best interests of Sierra and the Sierra stockholders, and submit the First Merger to Sierra stockholders for approval.
Immediately following the Sierra Special Committee meeting, the Sierra Board met via video conference with representatives of Broadhaven, Eversheds Sutherland, Miles & Stockbridge and S&W.
The representative of Miles & Stockbridge reviewed with the Sierra Board the standard of conduct that applied to directors of a Maryland corporation, noting that decisions by the Board were protected by the business judgement rule and that the members of the Board generally were entitled to rely on the report from the Sierra Special Committee, representatives of Eversheds Sutherland, Miles & Stockbridge and S&W as to any matter within their professional competence and representatives of Broadhaven, including any information, opinion, report or statement prepared by Broadhaven, if within its expert competence.
The Chair of the Sierra Special Committee then provided the Sierra Board with the Sierra Special Committee report from the meetings held the previous day and the meeting held immediately prior to the current meeting. He noted that the current meeting was the culmination of a long and rigorous process undertaken by the Sierra Special Committee. He indicated that at its meeting earlier that day the Sierra Special Committee had met and had voted unanimously to approve the Merger Agreement and to recommend its approval to the Sierra Board.
Based upon the approval and recommendation of the Sierra Special Committee, the Sierra Board, after taking into consideration all of the information during Sierra Board meetings and Sierra Special Committee meetings with respect to the strategic review process and the proposed Merger, including the current meeting, determined that the Merger Agreement and the transactions contemplated thereby, including the First Merger, were advisable and in the best interests of Sierra and Sierra stockholders, approved and adopted the Merger Agreement, directed that the First Merger be submitted to Sierra stockholders for approval, and authorized Sierra’s officers to sign the Merger Agreement and such other documents required to effectuate the transactions contemplated thereby.
In the afternoon of September 21, 2021, the Barings BDC Board held a special meeting, which was attended by each of the Barings BDC Independent Directors and by representatives of Barings BDC’s management. Representatives of Wells Fargo Securities, Goodwin Procter and Dechert were also in attendance. Prior to the meeting, the Barings BDC Board was provided certain informational materials related to the potential business combination with Sierra, including presentations by each of Barings BDC’s management, Goodwin Procter and Wells Fargo Securities and a draft of the proposed merger agreement. At the meeting, representatives of Goodwin Procter provided the Barings BDC Board with an update on the merger agreement negotiation process with Sierra and discussed with the Barings BDC Board the material terms of the merger agreement, the proposed amendment to the Barings BDC Advisory Agreement and the material terms of the Credit Support Agreement. Representatives of Wells Fargo Securities then reviewed with the Barings BDC Board its final financial analysis of the Exchange Ratio provided for in the Merger Agreement. Representatives of Wells Fargo Securities then delivered to the Barings BDC Board its oral opinion, which was confirmed by delivery of a written opinion dated September 21, 2021, to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by

Wells Fargo Securities in preparing the opinion, the Exchange Ratio in the proposed Merger was fair, from a financial point of view, to Barings BDC, as more fully described below in the section entitled “—Opinion of the Financial Advisor to Barings BDC” beginning on page [•] of this joint proxy statement/prospectus. After further discussion, the Barings BDC Board members in attendance, which included each of the Barings BDC Independent Directors, unanimously determined that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of Barings BDC and Barings BDC’s stockholders and approved and adopted the merger agreement, among other things.
On September 21, 2021, following approval of the Merger Agreement by the Sierra Board and the Barings BDC Board, Barings BDC, Sierra, Acquisition Sub and Barings executed and delivered the Merger Agreement. Barings BDC and Sierra issued a joint press release announcing the execution of the Merger Agreement on September 21, 2021.
Reasons for the Merger
Barings BDC
At various telephonic meetings of the Barings BDC Board, the Barings BDC Board, including the Barings BDC Independent Directors, discussed the potential Merger and considered the approval of the Merger Agreement and the transactions contemplated by that agreement. In connection with such consideration, the Barings BDC Board requested, and Barings provided, information regarding the proposed Merger, Sierra, and the anticipated effects of the Merger on Barings BDC and its stockholders, both immediately after the Merger and over the longer-term assuming that certain benefits and synergies of the Merger were realized. The Barings BDC Board also considered the effect of (1) the changes contemplated by the proposed New Barings BDC Advisory Agreement on the combined company following the closing of the Merger, (2) the proposed Credit Support Agreement and (3) the approximately $100.0 million cash payment by Barings to Sierra stockholders in connection with Barings BDC’s purchase of Sierra.
Over the course of its review of the materials and information provided and its consideration of the Merger, the Barings BDC Board, including each of the Independent Directors of the Barings BDC Board, consulted with Barings and Barings BDC’s legal counsel, and Wells Fargo Securities, the financial advisor to Barings BDC. In addition, the Barings BDC Independent Directors were advised by their independent legal counsel regarding the nature and adequacy of the information provided, the terms of the Merger Agreement and their fiduciary duties in approving the Merger Agreement and the transactions contemplated thereby. The Barings BDC Board, including the Barings BDC Independent Directors, considered numerous factors, including the ones described below, in connection with its consideration and approval of the Merger Agreement and the transactions contemplated thereby. On September 21, 2021, the Barings BDC Board, including the Barings BDC Independent Directors, unanimously determined that the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement, including the issuance of shares of Barings BDC Common Stock in the Merger, are advisable and in the best interests of Barings BDC and its stockholders and that approval of the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal should be recommended to such stockholders for their approval.
The Barings BDC Board, including the Barings BDC Independent Directors, weighed various benefits and risks in considering the Merger, both with respect to the immediate effects of the Merger on Barings BDC and its stockholders and with respect to the potential benefits that could be experienced by the combined company in the long term after the Merger. The determination to approve the Merger Agreement was made on the basis of each Barings BDC Board member’s judgment after consideration of all of the factors taken as a whole, though individual Barings BDC Board members may have attributed different weights to various factors. The material factors considered by the Barings BDC Board, including the Barings BDC Independent Directors, that contributed to the Barings BDC Board concluding that the Merger is in the best interests of Barings BDC and its stockholders included, among others:
Increased Scale and Liquidity. The Barings BDC Board, including the Barings BDC Independent Directors, considered advantages expected to accrue to the combined company as a result of its larger size. The Barings BDC Board noted that the combined company is expected to have more than $2.2 billion of investments on a pro forma basis. The Barings BDC Board also considered that larger BDCs generally have broader coverage by equity research analysts as well as improved borrowing terms. This coverage is also expected to expand the potential stockholder base of the combined company, potentially resulting in a higher trading valuation and greater access to, and flexibility in, raising opportunistic capital on attractive terms. In addition, the Barings BDC Board considered the potential that, as a result of its larger scale, the combined company may have increased access to the institutional, index-eligible investment grade debt capital markets at a lower cost of capital.
The Transaction is Expected to be Accretive to Barings BDC Stockholders. The Barings BDC Board, including the Barings BDC Independent Directors, considered management’s estimates that Barings BDC’s net investment income per share would be $0.24 in the first full quarter post-closing compared to $0.22 per share during the second quarter of 2021. Net investment income at that level would represent a net investment income yield of 8.25% on the combined company’s NAV. The Barings BDC Board further considered management’s estimate for short-term NAV accretion of approximately 4% and additional long-term accretion to NAV as assets acquired are realized and repositioned into Barings BDC’s directly originated investments in the future.
Barings and Barings BDC Stockholder Alignment. The Barings BDC Board, including the Barings BDC Independent Directors, considered that, as part of the transaction, Barings would (1) fund the cash portion of the purchase price of $0.9783641 per share, or approximately $100.0 million, (2) amend its advisory agreement in the form of the New Barings BDC Advisory Agreement to increase the incentive fee hurdle rate from 8.0% to 8.25% (annualized) and (3) provide up to $100.0 million of credit support pursuant to the Credit Support Agreement designed to limit downside to Barings BDC stockholders from net cumulative realized and unrealized losses on the acquired Sierra portfolio relative to purchase price while also allowing Barings BDC stockholders to benefit from long-term Sierra portfolio appreciation. The Barings BDC Board, including the Barings BDC Independent Directors, considered that the Credit Support Agreement will provide Barings BDC stockholders protection on the acquired Sierra assets from $612 million down to approximately $512 million of fair value, or 73% of Sierra’s original cost (based on the total original cost of Sierra’s portfolio of approximately $701 million and the total fair value of Sierra portfolio as of June 30, 2021 of approximately $631 million).
Economies of Scale. The Barings BDC Board, including the Barings BDC Independent Directors, also considered that, as a result of the Merger, the ratio of Barings BDC’s fixed costs (e.g., legal expenses, insurance, audit fees and other expenses) to assets under management is expected to be lower than Barings BDC’s current expense ratio. The Barings BDC Board, including the Barings BDC Independent Directors, noted that, if the Merger is consummated, the fixed costs and expenses would be spread across a larger asset base and duplicative fixed costs would be eliminated. As a result, , the total annual expenses borne by Barings BDC stockholders on a pro forma basis are expected to be reduced due to an anticipated reduction in general and administrative expenses. Barings has estimated approximately $8.1 million in identified cost savings from duplicative general and administrative costs. The Barings BDC Board, including the Barings BDC Independent Directors, found that the expected decrease in the total annual expense ratio of the combined entity would benefit Barings BDC and Barings BDC stockholders if the Merger Agreement and the transactions contemplated thereby were approved.
Diversification of Assets and Liabilities. The Barings BDC Board, including the Barings BDC Independent Directors, reviewed Sierra’s investment portfolio and noted that the Sierra assets were encumbered by a relatively low level of leverage. The Barings BDC Board, including the Barings BDC Independent Directors, discussed how the combined company would have an increased asset base, which would allow for enhanced diversification and flexibility in periods of market stress, and an expansion of the balance sheet management solutions available to the combined company, including greater access to the unsecured debt markets. The Barings BDC Board, including the Barings BDC Independent Directors, also reviewed the expected portfolio composition of the combined company and noted an enhanced diversification of portfolio assets; the combined portfolio would have 245 portfolio companies with the top 10 companies representing approximately 17% of the portfolio. The Barings BDC Board considered that the combined company could provide benefits to Barings BDC stockholders in the form of greater diversification and reduced concentration of investments and risks associated with such concentration of investments.
Increased Market Capitalization and Commensurate Increased Trading Volume. Given that Barings BDC will issue shares of its common stock as consideration in connection with the First Merger, the Barings BDC Board, including the Barings BDC Independent Directors, considered the potential for greater trading interest for Barings BDC Common Stock, which may result in tighter bid-ask spreads and increased trading volume. Barings BDC’s pro forma trading liquidity profile after closing as implied by the public BDC peer set suggests an approximate 80% increase in Barings BDC’s current three-month average daily trading volume. The Barings BDC Board noted that Barings BDC’s increased profile could result in additional market coverage of Barings BDC by financial analysts and, potentially, an increased focus by current and potential investors on Barings BDC, including institutional investors. In addition, the Barings BDC Board, including the Barings BDC Independent Directors, considered the discount at which Barings BDC Common Stock trades as compared to its NAV and considered that the increased profile and coverage could potentially result in a narrowing of that discount. The Barings BDC Board, including the Barings BDC Independent Directors, also considered the potential impact of the Credit Support Agreement on the trading of Barings BDC Common Stock following the closing of the Merger. In addition, the Investment Company Act prohibits mutual funds, registered closed-end funds, BDCs and most private funds from acquiring and owning more than 3% of the outstanding voting securities of a BDC like Barings BDC. The Barings BDC Board, including the Barings BDC Independent Directors, noted that the Merger would increase Barings BDC’s equity base, which would give these funds more leeway to invest in the combined company without implicating the 3% limitation.
Structure and Tax Consequences. The Barings BDC Board, including the Barings BDC Independent Directors, considered that by structuring the Merger as a two-step transaction with the First Merger followed by the Second Merger, the Merger is anticipated to be treated as a tax-free reorganization for federal income tax purposes and Barings BDC stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.
Opinion of Financial Advisor. The Barings BDC Board considered the oral opinion of Wells Fargo Securities delivered to the Barings BDC Board, which was confirmed by delivery of a written opinion, dated September 21, 2021, to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Wells Fargo Securities in preparing the opinion, the Exchange Ratio in the proposed Merger was fair, from a financial point of view, to Barings BDC, as more fully described below under the section entitled “—Opinion of the Financial Advisor to Barings BDC” beginning on page [•] of this joint proxy statement/prospectus. The full text of the written opinion of Wells Fargo Securities, dated September 21, 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Wells Fargo Securities in preparing the opinion, is attached as Annex D to this joint proxy statement/prospectus.
Terms of the Merger Agreement. The Barings BDC Board considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, as described in further detail below:
•
The Merger Agreement imposes customary restrictions on Sierra’s ability to operate outside the ordinary course of business between the date of the Merger Agreement and the Effective Time (or until the earlier termination of the Merger Agreement), including certain restrictions regarding Sierra’s ability to transact with existing and future portfolio companies, issue equity securities, incur indebtedness and pay dividends.

•	The Merger Agreement contains customary non-solicitation covenants. In particular, the Merger Agreement:
○
requires Sierra to immediately cease and cause to be terminated immediately any existing solicitation of, or discussions with, any third party relating to any competing proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a competing proposal; and

○
prohibits Sierra from directly or indirectly initiating, soliciting or knowingly encouraging or facilitating (including by way of furnishing or disclosing information) any inquiries or the making, submission or implementation of any competing proposal, or entering into any agreement, arrangement, discussions or understanding with respect to any competing proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate the Merger, or initiating or engaging in negotiations or discussions with, or furnish any information to, any third party relating to a competing proposal.

•
The Merger Agreement provides that Sierra will be required to pay a customary termination fee to Barings BDC under certain circumstances if the transactions contemplated by the Merger Agreement are not consummated, along with Barings’ and Barings BDC’s expenses, subject to a cap of $2.0 million, in specific circumstances.

Other Considerations. The Barings BDC Board considered that the Merger is not expected to affect the ability of Barings BDC to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the Investment Company Act and to pay dividends required of RICs. The Barings BDC Board also considered benefits that could result from the Merger, such as an increase in scale of Barings BDC and an increase in “non-qualifying asset” capacity for higher yielding opportunities. In addition, the Barings BDC Board considered that Barings BDC will implement a $30.0 million stock purchase plan pursuant to Rule 10b-18 under the Exchange Act over a 12-month period in the event the combined company’s shares trade below a specific level of NAV per share following the completion of the first quarterly period ended after the closing of the merger, subject to a share repurchase agreement and liquidity and regulatory constraints. The Barings BDC Board also considered that while the Merger could cause dilution to Barings BDC stockholders’ voting interests and the NAV per share of the combined company’s common stock, the potential benefits of the Merger described above outweighed this cost.
Risks. In the course of its deliberations, the Barings BDC Board also considered a variety of risks and other potentially negative factors, including (which are not in any relative order of importance):
•	that it would be possible that the Merger may not be completed or may be delayed;
•	shares issued by Barings BDC in connection with the First Merger may be issued below the then-current Barings BDC NAV and thus may result in a dilution of NAV to existing Barings BDC stockholders;
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certain restrictions are imposed on the conduct of Barings BDC’s business prior to completion of the Merger, requiring Barings BDC to conduct its business only in the ordinary course of business in accordance with the Merger Agreement, subject to specific limitations, which could delay or prevent Barings BDC from taking advantage of business opportunities that may arise pending completion of the Merger;

•
under most circumstances, Barings BDC will be responsible for the expenses incurred by Barings BDC in connection with the Merger and the completion of the transactions contemplated by the Merger Agreement, whether or not the Merger is consummated, including the costs and expenses of any filing and other fees payable by Barings BDC to the SEC in connection with the Merger;

•	it is possible that the attention of management may be diverted toward finalizing the Merger during the period prior to completion of the Merger, which may adversely affect Barings BDC’s business; and
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various other risks associated with the Merger and the business of Barings BDC and the combined company described in the section entitled “Risk Factors” beginning on page [•] and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page [•].

When considering the information described above, including all of the anticipated effects of the Merger on Barings BDC and Barings BDC stockholders and the related pro forma information, the Barings BDC Board and the Barings BDC Independent Directors noted that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The Barings BDC Board, including the Barings BDC Independent Directors, acknowledged that the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information are based depend on many factors and variables, including, among other things, asset mix, the performance of individual investments, rate of the turnover of the Sierra portfolio, leverage, the cost of leverage, changes in interest rates and general market conditions. The Barings BDC Board, including the Barings BDC Independent Directors, noted that there is no assurance that any of the potential benefits to Barings BDC or Barings BDC stockholders as a result of the Merger will be realized, including any anticipated synergies, and that the combined entity could experience detrimental effects that had not been anticipated.
This discussion of the information and factors that the Barings BDC Board, including the Barings BDC Independent Directors, considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the Barings BDC Board. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, the Barings BDC Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the Barings BDC Board may have given different weights to different factors.

The Barings BDC Board, including the Barings BDC Independent Directors, consulted with Wells Fargo Securities, as financial advisor to Barings BDC, in evaluating the financial terms of the Merger. In addition, the Barings BDC Board and the Barings BDC Independent Directors relied on their legal counsel for legal analysis in connection with the Merger.
The Barings BDC Board, including the Barings BDC Independent Directors, considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of Barings BDC and Barings BDC stockholders and unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger and the Barings BDC Stock Issuance.
Sierra
In evaluating the merger proposal from Barings BDC, the Sierra Board, including the Sierra Independent Directors, and the Sierra Special Committee consulted with and received the advice of certain outside advisors, including financial and legal advisors. In reaching their decision, the Sierra Board and the Sierra Special Committee considered a number of factors, including the factors discussed below, and, as a result, determined that the First Merger is in the best interests of Sierra and Sierra stockholders.
The following discussion of the information and factors considered by the Sierra Board and the Sierra Special Committee is not intended to be exhaustive. However, Sierra believes it includes the material factors considered by the Sierra Board and the Sierra Special Committee in evaluating the First Merger. In view of the complexity and the large number of factors considered, the Sierra Board and the Sierra Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors they considered in reaching their decisions. Rather, they based their recommendation or approval, as applicable, on the totality of the information presented to and considered by them, including, in the case of the Sierra Board, the unanimous determination of the Sierra Special Committee to recommend that the Sierra Board approve the First Merger, and concluded that, overall, the positive factors of the First Merger to Sierra stockholders outweighed the potential negative factors related to the First Merger.
Certain Merits of the Transaction
•	The consideration to be received by Sierra stockholders represents a premium to Sierra’s NAV as of June 30, 2021.
•	Every Sierra stockholder will receive a cash distribution of approximately $0.98 with respect to every share of Sierra Common Stock they own.
•	The First Merger will provide the Sierra stockholders with the opportunity for immediate liquidity upon close of the Merger.
•	The Sierra stockholders will have the option of selling the shares of Barings BDC they receive in the First Merger or remain stockholders of Barings BDC.
•	The opportunity for Sierra stockholders to receive a higher dividend rate as holders of Barings BDC Common Stock.
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Barings BDC has a higher dividend rate than Sierra, which will begin accruing to Sierra stockholders immediately following the closing of the Merger, assuming the Sierra stockholders decide to retain their pro rata Barings BDC Common Stock exchanged for their shares of Sierra Common Stock.

•	Barings BDC will increase the hurdle rate on the incentive fee payable to Barings.
•	Barings BDC's base management fee was lower than Sierra’s base management fee and its proposed incentive fee hurdle rate of 8.25% was higher than Sierra’s hurdle rate.
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The Credit Support Agreement is expected to give stockholders of the combined company downside protection on the Sierra portfolio and insulate the combined company’s stockholders from certain losses in the Sierra portfolio for the ten years following the completion of the Merger.

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The Merger Agreement provides that Barings BDC will repurchase up to $30 million of its shares over a twelve-month period in the event the combined company’s shares trade below a specified level of NAV following the completion of the first quarterly period ended after the closing of the Merger, subject to Barings BDC’s compliance with certain contractual covenants and regulatory requirements.

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The Merger is expected to qualify as tax-free transactions for federal income tax purposes, and Sierra believes that U.S. stockholders have a reasonable basis upon which to take the position that the Cash Consideration should be treated as additional merger consideration.

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The Sierra Board and Sierra Special Committee believe the First Merger is more favorable to Sierra stockholders than remaining a stand-alone company or other alternative transactions available to Sierra.

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The financial analyses and presentations prepared by Broadhaven and its oral opinion delivered to the Sierra Special Committee on September 20, 2021, which was subsequently confirmed in writing by delivery of Broadhaven’s written opinion dated September 21, 2021, to the effect that, as of that date and based upon and subject to various assumptions, limitations and qualifications described in its opinion, the Merger Consideration to be received by Sierra stockholders in the First Merger is fair, from a financial point of view, to such Stockholders.

Certain Other Considerations
•	There are inherent uncertainties with regard to Sierra’s ability to continue as a stand-alone BDC.
•	There are inherent uncertainties with regard to the impact of the Medley LLC Bankruptcy Case on SIC Advisors.
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The fact that Barings, which represented approximately 21% of the outstanding shares of Barings BDC Common Stock as of October 15, 2021, agreed to vote all shares of Barings BDC Common Stock over which it has voting power (other than in a fiduciary capacity) in favor of the Barings BDC Proposals.

•
Although a liquidation of Sierra could have been an alternative to a business combination, there are inherent uncertainties and a protracted timeline associated with the liquidation of a portfolio of private loans as well as risks that per share liquidation values would be below the implied per share Merger Consideration value.

•	The combined company will maintain a large concentration of senior secured first and second lien assets, which are expected to provide Sierra stockholders with an attractive risk-adjusted return.
•	The combined company will be significantly larger and also more highly diversified than a standalone Sierra, and Barings BDC has had substantially more favorable experience of non-accrual loans.
•	Barings BDC has steadily paid dividends to its stockholders and those dividends have been steadily increasing.
•	Barings BDC Common Stock has been trading above 90% of NAV in the last six months.
•	Barings BDC has strong dividend coverage.
•	Barings BDC has an investment grade rating.
•	Barings BDC has successfully completed other BDC mergers.
•	Barings BDC's base management fee of 1.25% of assets under management and its proposed incentive fee hurdle rate of 8.25%, along with its high watermark, is highly competitive.
•	Barings BDC has meaningful management ownership of its shares, reflecting potentially greater alignment of management’s and stockholders’ interests.
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With approximately $2.5 billion in assets (on a pro forma basis as of June 30, 2021), Barings BDC will have greater scale and thus is expected to be better able to successfully compete for investment opportunities and have access to lower cost financing sources than Sierra.

•	Barings BDC is managed by a large global asset manager, which has access to the resources of a large parent company.
•	Barings BDC has strong institutional ownership relative to other BDCs and has broad analyst coverage.

Certain Merger Valuation Considerations
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The exchange ratio at which the First Merger will be effected has been adjusted for a 3% credit-related markdown, $9.1 million in transaction costs and a $2.1 million contribution by Sierra to a retention program for Medley Capital personnel.

•	As a result of the First Merger, Sierra stockholders will own approximately 41% of Barings BDC’s common stock following the consummation of the First Merger.
•
The Merger Consideration is based on a fixed exchange ratio and therefore Sierra stockholders will benefit in the event that the market price of Barings BDC Common Stock increases relative to the value of Sierra Common Stock prior to the consummation of the First Merger.

History of Negotiations
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The Sierra Special Committee successfully negotiated, among other things, a significantly increased cash payment by Barings to Sierra stockholders in exchange for a reduced Credit Support Agreement commitment.

•	The financial and other terms and conditions of the Merger Agreement and the First Merger were the product of arm’s length negotiations between the parties.
Terms of the Merger Agreement
•	The Merger Agreement is required to be adopted by the affirmative vote of a majority of the votes entitled to be cast on the matter at a special meeting of Sierra stockholders.
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There is a closing condition that a material adverse effect with respect to Barings BDC must not have occurred prior to the closing date of the First Merger, and that certain other representations and warranties regarding Barings BDC’s and Barings’ conduct of business be true and correct in all material respects at the closing of the First Merger.

•
There is a provision that permits Sierra, under specified circumstances, to respond to and engage in discussions with, and provide information to, third parties regarding unsolicited proposals to acquire Sierra.

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There is a provision that permits the Sierra Board and the Sierra Special Committee, under specified circumstances in connection with an intervening event, to change their recommendation that Sierra stockholders vote in favor of the First Merger.

•	Two Sierra Independent Directors will be appointed to the Barings BDC Board following the closing of the Merger.
•	Barings BDC’s obligation to complete the First Merger is not conditioned on Barings BDC receiving any third-party financing.
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After consulting financial and legal advisors, the Sierra Board and the Sierra Special Committee considered the other terms and conditions of the Merger Agreement to be reasonable and consistent with precedents they deemed relevant.

The Sierra Board and the Sierra Special Committee also discussed the following factors and risks, which were determined to be outweighed by the potential benefits resulting from the Merger:
•
There are risks and costs to Sierra if the First Merger is not completed, including uncertainty about the effect of the proposed First Merger on Sierra’s portfolio investments, investors, service providers and other parties, which could cause portfolio companies, investors, service providers and other parties to seek to change or not enter into business relationships with Sierra.

•
The Merger Agreement contains a fixed exchange ratio and therefore Sierra stockholders will not be compensated for a decline in the price of Barings BDC Common Stock relative to the value of Sierra Common Stock prior to the consummation of the First Merger.

•
The Merger Agreement contains provisions that restrict the conduct of Sierra’s business prior to the completion of the First Merger (including suspension of the distribution reinvestment plan), generally prohibiting Sierra from taking certain actions with respect to the conduct of its business without the prior consent of Barings BDC, and that such restrictions may delay or prevent Sierra from undertaking desirable business opportunities that may arise pending completion of the First Merger.
•
As a result of their smaller percentage of equity ownership in the combined company, Sierra stockholders may have reduced influence over the board of directors, management and policies of the combined company as compared to the influence Sierra stockholders presently have over the Sierra Board, management and policies of Sierra.

•
There is the possibility that, under specified circumstances under the Merger Agreement, Sierra may be required to pay a termination fee and reimburse certain expenses incurred by Barings BDC and Barings in connection with the Merger.

•	There is the risk of incurring expenses in connection with the First Merger, including in connection with any litigation that may result from the announcement or pendency of the Merger.
•	There is the risk of diverting management attention and resources from the operation of Sierra’s business and toward completion of the First Merger.
•	Barings BDC’s obligation to complete the First Merger is conditioned on obtaining Barings BDC stockholders’ approval.
The Barings BDC Board Recommendation
At a special meeting held on September 21, 2021, the Barings BDC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, and unanimously recommended that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings BDC Below NAV Issuance Proposal and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.
The Sierra Board Recommendation
At a special meeting held on September 21, 2021, the Sierra Board and all of the Sierra Independent Directors unanimously approved the Merger Agreement and the transactions contemplated thereby, and the Sierra Board unanimously recommended that Sierra stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the Sierra Adjournment Proposal.
Opinion of the Financial Advisor to Barings BDC
Pursuant to an engagement letter dated August 15, 2021, Barings BDC retained Wells Fargo Securities as the financial advisor to the Barings BDC Board in connection with a review of the potential transaction with Sierra.
On September 21, 2021, Wells Fargo Securities rendered its oral opinion to the Barings BDC Board, which was subsequently confirmed in writing by delivery of Wells Fargo Securities’ written opinion dated the same date, that, as of September 21, 2021, the Exchange Ratio in the proposed Merger was fair, from a financial point of view, to Barings BDC.
Wells Fargo Securities’ opinion was for the information and use of the Barings BDC (in its capacity as such) in connection with its evaluation of the proposed Merger. Wells Fargo Securities’ opinion only addressed the fairness, from a financial point of view, to Barings BDC, of the Exchange Ratio in the proposed Merger and did not address any other aspect or implication of the proposed Merger. The summary of Wells Fargo Securities’ opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex D to this joint proxy statement/prospectus and sets forth the procedures followed, assumptions made, matters considered and limitations and qualifications on the review undertaken by Wells Fargo Securities in connection with the preparation of its opinion. However, neither Wells Fargo Securities’ written opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/prospectus is intended to be, and they do not constitute, advice or a recommendation to the Barings BDC Board or any holder of Barings BDC Common Stock as to how such holder should vote or act on any matter relating to the proposed Merger.

In arriving at its opinion, Wells Fargo Securities, among other things:
•	reviewed a draft, dated September 20, 2021, of the Merger Agreement;
•	reviewed certain publicly available business and financial information relating to Barings BDC and Sierra and the industries in which they operate;
•
compared the financial and operating performance of Barings BDC and Sierra with publicly available information concerning certain other companies Wells Fargo Securities deemed relevant, and compared current and historic market prices of Barings BDC Common Stock with similar data for such other companies;

•	compared the proposed financial terms of the proposed Merger with the publicly available financial terms of certain other business combinations that Wells Fargo Securities deemed relevant;
•
reviewed the Barings BDC Projections and the Pro Forma Projections (each as defined below under “—Financial Forecasts and Estimates”), in each case prepared by the management of Barings BDC and Barings;

•	reviewed certain estimates prepared by the management of Barings BDC as to the potential cost savings expected by such management to be achieved as a result of the proposed Merger (the “Synergies”);
•
discussed with the managements of Barings BDC, Barings, Sierra and SIC Advisors regarding certain aspects of the proposed Merger, the business, financial condition and prospects of Barings BDC and Sierra, respectively, the effect of the proposed Merger on the business, financial condition and prospects of Barings BDC and Sierra, respectively, and certain other matters that Wells Fargo Securities deemed relevant; and

•	considered such other financial analyses and investigations and such other information that Wells Fargo Securities deemed relevant.
In giving its opinion, Wells Fargo Securities assumed and relied upon the accuracy and completeness of all information that was publicly available or was furnished to or discussed with Wells Fargo Securities by Barings BDC, Barings, Sierra or SIC Advisors or otherwise reviewed by Wells Fargo Securities. Wells Fargo Securities did not independently verify any such information, and pursuant to the terms of Wells Fargo Securities’ engagement by Barings BDC, Wells Fargo Securities did not assume any obligation to undertake any such independent verification. In relying on the Barings BDC Projections (including the Synergies), Wells Fargo Securities assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the future performance and financial condition of Barings BDC. Wells Fargo Securities expressed no view or opinion with respect to the Barings BDC Projections and the Synergies or the assumptions upon which they are based. Wells Fargo Securities assumed that any representations and warranties made by Barings BDC, Barings LLC and Sierra in the Merger Agreement or in other agreements relating to the proposed Merger will be true and accurate in all respects that are material to its analysis.
Barings BDC does not publicly disclose internal management projections of the type provided to Wells Fargo Securities in connection with Wells Fargo Securities’ analysis of the proposed Merger, and the Barings BDC Projections were not prepared with a view toward public disclosure. The Barings BDC Projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in the Barings BDC Projections. For more information regarding the use of the Barings BDC Projections, please refer to the section entitled “—Financial Forecasts and Estimates” beginning on page [•] of this joint proxy statement/prospectus.
Wells Fargo Securities also assumed that the proposed Merger will have the tax consequences described in discussions with, and materials provided to Wells Fargo Securities by, Barings BDC and its representatives. Wells Fargo Securities also assumed that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the proposed Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Barings BDC, Sierra or the contemplated benefits of the proposed Merger. Wells Fargo Securities also assumed that the proposed Merger will be consummated in compliance with all applicable laws and regulations and in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement thereof that is material to its analyses or opinion and that the final form of the Merger Agreement would not differ from the draft reviewed by Wells Fargo Securities in any respect material to its analysis or opinion. In addition, Wells Fargo Securities did not make any independent evaluation, inspection or appraisal of the assets or liabilities (contingent or otherwise) of Barings BDC or Sierra, nor was Wells Fargo Securities furnished with any such evaluations or appraisals. Wells Fargo Securities did not evaluate the solvency of Barings BDC or Sierra under any state or federal laws relating to bankruptcy, insolvency or similar matters. Wells Fargo further assumed that the final form of the Merger Agreement, when executed by the parties thereto, would conform to the draft reviewed by Wells Fargo Securities in all respects material to its analyses and opinion.
Wells Fargo Securities’ opinion only addressed the fairness, from a financial point of view, of the Exchange Ratio to Barings BDC in the proposed Merger, and Wells Fargo Securities expressed no opinion as to the fairness to the holders of any other class of securities, creditors or other constituencies of Barings BDC of any other consideration, including the Cash Consideration, paid in connection with the proposed Merger. Furthermore, Wells Fargo Securities expressed no opinion as to any other aspect or implication (financial or otherwise) of the proposed Merger, or any other agreement, arrangement or understanding entered into in connection with the proposed Merger or otherwise, including, without limitation, the Parent Trading Plan, the Credit Support Agreement to be entered into between Barings BDC and Barings or the increase in Barings’ incentive fee hurdle rate provided for in the Merger Agreement, the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received by or otherwise payable to any officers, directors or employees of any party to the proposed Merger, or class of such persons, relative to the Exchange Ratio or otherwise. Furthermore, Wells Fargo Securities did not express any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, tax, environmental, executive compensation or other similar professional advice and has relied upon the assessments of Barings BDC and its advisors with respect to such advice.
Wells Fargo Securities’ opinion was necessarily based upon information made available to Wells Fargo Securities as of the date of its opinion and financial, economic, market and other conditions as they existed and could be evaluated on the date of its opinion. Wells Fargo Securities did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion. Wells Fargo Securities’ opinion did not address the relative merits of the proposed Merger as compared to any alternative transactions or strategies that might have been available to Barings BDC, nor did it address the underlying business decision of the Barings BDC Board or Barings BDC to proceed with or effect the proposed Merger. Wells Fargo Securities did not express any opinion as to the price at which the Barings BDC Common Stock may be traded at any time.
Financial Analyses
In preparing its opinion to the Barings BDC Board, Wells Fargo Securities performed a variety of analyses, including those described below. The summary of Wells Fargo Securities’ analyses is not a complete description of the analyses underlying Wells Fargo Securities’ opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Wells Fargo Securities’ opinion nor its underlying analyses is readily susceptible to summary description. Wells Fargo Securities arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. Accordingly, Wells Fargo Securities believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Wells Fargo Securities’ analyses and opinion.
In performing its analyses, Wells Fargo Securities considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. None of the selected companies used in Wells Fargo Securities’ analyses is identical to Barings BDC nor Sierra, and none of the selected transactions reviewed was identical to the proposed Merger. Evaluation of the results of those analyses is not entirely mathematical. The financial analyses performed by Wells Fargo Securities were performed for analytical purposes only and are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of Barings BDC.

While the results of each analysis were taken into account in reaching its overall conclusion with respect to fairness, Wells Fargo Securities did not make separate or quantifiable judgments regarding individual analyses. Much of the information used in, and accordingly the results of, Wells Fargo Securities’ analyses are inherently subject to substantial uncertainty.
Wells Fargo Securities’ opinion was only one of many factors considered by the Barings BDC Board in evaluating the proposed Merger. Neither Wells Fargo Securities’ opinion nor its analyses were determinative of the Exchange Ratio or of the views of the Barings BDC Board or management with respect to the proposed Merger or the Exchange Ratio. The type and amount of consideration payable in the proposed Merger were determined through negotiations between Barings BDC and Sierra, and the decision to enter into the Merger Agreement was solely that of the Barings BDC Board.
The following is a summary of the material financial analyses performed by Wells Fargo Securities in connection with the preparation of its opinion rendered to, and reviewed with, the Barings BDC Board on September 21, 2021. The order of the analyses summarized below does not represent relative importance or weight given to those analyses by Wells Fargo Securities. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions made, procedures followed, matters considered and limitations and qualifications affecting, each analysis, could create an incomplete view of Wells Fargo Securities’ analyses.
The estimates of the future financial performance of the companies in the “Selected Public Companies Analysis” and the “Selected Precedent Transactions Analysis” listed below were based on public filings, including SEC and state regulatory filings, and research estimates for those companies and the estimates of the future financial performance of Barings BDC relied upon for the financial analyses described below were based on the Barings BDC Projections.
Sierra Financial Analyses
Sierra Selected Public Companies Analysis
Wells Fargo Securities reviewed certain data for selected companies with publicly traded equity securities that Wells Fargo Securities deemed relevant. None of the selected companies used in Wells Fargo Securities’ analyses is identical to Sierra. The selected companies were selected by Wells Fargo Securities because they were deemed by Wells Fargo Securities to be similar to Sierra in one or more respects, including, among other things, that each was a senior loan focused business development company with net assets between $250 million and $3.0 billion.
Using publicly available information, Wells Fargo Securities calculated the multiple of each selected company’s per share market price as of September 20, 2021 to NAV per share.
The selected companies and median and mean of such financial data for the selected companies were:
•	Golub Capital BDC, Inc.
•	Goldman Sachs BDC, Inc.
•	New Mountain Finance Corporation
•	Bain Capital Specialty Finance, Inc.
•	Apollo Investment Corporation
•	BlackRock TCP Capital Corporation
•	TCG BDC, Inc.
•	Barings BDC, Inc.
•	Crescent Capital BDC, Inc.
•	BlackRock Capital Investment Corporation
•	Stellus Capital Investment Corporation

	Median	Mean
Price / NAV	0.92x	0.93x
Taking into account the results of the selected companies analysis and based on Wells Fargo Securities’ professional judgement, Wells Fargo Securities applied multiple ranges of 0.85x to 0.95x to Sierra’s NAV per share on June 30, 2021, adjusted for a 3.0% write-down on Sierra’s investment assets per instructions from Barings BDC management based on Barings BDC management’s underwriting analysis of Sierra’s investment portfolio, of $5.24. The selected companies analysis indicated the following implied equity per share reference ranges for Sierra Common Stock:
	Implied Equity per Share
	Low	High
Price / NAV After Write-down	$4.45	$4.98
The implied equity per share reference ranges were then compared to the implied offer price per share of $4.78 per share of Sierra Common Stock (based on the Exchange Ratio of 0.44973x, the closing price per share of Barings BDC Common Stock of $10.63 on September 20, 2021, the trading day immediately preceding the date of the written opinion dated September 21, 2021, and excluding the Cash Consideration).
Sierra Selected Precedent Transactions Analysis
Wells Fargo Securities reviewed, among other things, financial data relating to the selected transactions that Wells Fargo Securities considered generally relevant as recent transactions involving target companies which Wells Fargo Securities judged to be sufficiently analogous to Sierra’s business based on Wells Fargo Securities’ experience and familiarity with the industries in which Sierra operates.
Using publicly available information, Wells Fargo Securities calculated, for each of the selected transactions, the multiple of the target company’s implied price per share in the relevant transaction as of the announcement date of the relevant transaction to the target company’s NAV per share based on the most recent reporting date before the announcement of the relevant transaction.
The selected transactions and median and average of such price to NAV data for the selected transactions were:
Announce Date	Target	Acquiror
August 10, 2020	MVC Capital Inc.	Barings BDC, Inc.
June 24, 2020	Garrison Capital Inc.	Portman Ridge Finance Corporation
August 13, 2019	Alcentra Capital Corporation	Crescent Capital BDC, Inc.
July 23, 2018	Corporate Capital Trust, Inc.	FS Investment Corporation
April 4, 2018	Triangle Capital Corporation	Benefit Street Partners L.L.C.
May 23, 2016	American Capital, Ltd.	Ares Capital Corporation
	Median	Mean
Price / NAV	0.83x	0.79x
None of the selected transactions reviewed was identical to the proposed Merger. However, the selected transactions were chosen because certain aspects of the transactions, for purposes of Wells Fargo Securities’ analysis, may be considered similar to the proposed Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the proposed Merger.
Taking into account the results of the selected transactions analysis and based on Wells Fargo Securities’ professional judgement, Wells Fargo Securities applied multiple ranges of 0.75x to 0.90x to NAV per share on

June 30, 2021, adjusted for a 3.0% write-down on Sierra’s investment assets per instructions from Barings BDC management based on Barings BDC management’s underwriting analysis of Sierra’s investment portfolio, of $5.24. The selected transactions analysis indicated the following implied equity per share reference ranges for Sierra Common Stock:
	Implied Equity per Share
	Low	High
Price / NAV After Asset Write-down	$3.93	$4.72
The implied equity per share reference ranges were then compared to the implied offer price of $4.78 per share of Sierra Common Stock (based on the Exchange Ratio of 0.44973x, the closing price per share of Barings BDC Common Stock of $10.63 on September 20, 2021, the trading day immediately preceding the date of the written opinion dated September 21, 2021, and excluding the Cash Consideration).
Sierra NAV Analysis
Wells Fargo Securities calculated the NAV of Sierra based on Sierra’s balance sheet as of June 30, 2021, adjusted for a 3.0% write-down on Sierra’s investment assets per instructions from Barings BDC management based on Barings BDC management’s underwriting analysis of Sierra’s investment portfolio. The NAV analysis took into account, based on Sierra’s public filings and other public information, (i) the total value, based on Sierra’s balance sheet as of June 30, 2021, of Sierra’s assets, which were adjusted for a 3.0% write-down on Sierra’s investment assets per instructions from Barings BDC management based on Barings BDC management’s underwriting analysis of Sierra’s investment portfolio, and (ii) the total amount of Sierra’s liabilities. The implied NAV per share was then calculated based on Sierra’s implied aggregate NAV derived from such analysis divided by the total number of fully diluted shares of Sierra Common Stock as of June 30, 2021. The NAV analysis indicated an implied NAV of $5.24 per share of Sierra Common Stock. The implied NAV per share was then compared to the implied offer price of $4.78 per share of Sierra Common Stock (based on the Exchange Ratio of 0.44973x, and the closing price per share of Barings BDC Common Stock of $10.63 on September 20, 2021, the trading day immediately preceding the date of the written opinion dated September 21, 2021, and excluding the Cash Consideration).
Barings BDC Financial Analyses
Barings BDC Selected Public Companies Analysis
Wells Fargo Securities reviewed certain data for selected companies with publicly traded equity securities that Wells Fargo Securities deemed relevant. None of the selected companies used in Wells Fargo Securities’ analyses is identical to Barings BDC. The selected companies were selected by Wells Fargo Securities because they were deemed by Wells Fargo Securities to be similar to Barings BDC in one or more respects, including that each was a senior loan focused business development company with net assets between $500 million and $3.0 billion.
Using publicly available information, Wells Fargo Securities calculated the multiple of each selected company’s per share market price as of September 20, 2021 to NAV per share and each selected company’s most recent quarter dividend yield.
The selected companies and median and mean of such financial data for the selected companies were:
•	Golub Capital BDC, Inc.
•	Goldman Sachs BDC, Inc.
•	New Mountain Finance Corporation
•	Bain Capital Specialty Finance, Inc.
•	Apollo Investment Corporation
•	BlackRock TCP Capital Corporation
•	TCG BDC, Inc.
•	Crescent Capital BDC, Inc.

	Median	Mean
Price / NAV	0.92x	0.94x
Dividend Yield (Price)	9.2%	9.1%
Taking into account the results of the selected companies analysis and based on Wells Fargo Securities’ professional judgement, Wells Fargo Securities applied multiple ranges of 0.90x to 1.00x to Barings BDC’s NAV per share on June 30, 2021 of $11.39. Taking into account the results of the selected companies analysis and based on Wells Fargo Securities’ professional judgement, Wells Fargo Securities applied multiple ranges of 8.0% and 9.0% to Barings BDC’s annualized dividend of $0.84 based on the dividend of $0.21 announced by Barings BDC on August 5, 2021. The selected companies analysis indicated the following implied equity per share reference ranges for Barings BDC Common Stock:
	Implied Equity per Share
	Low	High
Price / NAV	$10.25	$11.39
Dividend Yield (Price)	$9.33	$10.50
The implied equity per share reference ranges were then compared to the closing price per share of Barings BDC Common Stock of $10.63 on September 20, 2021, the trading day immediately preceding the date of the written opinion dated September 21, 2021.
Barings BDC NAV Analysis
Wells Fargo Securities performed a NAV analysis of Barings BDC based on Barings BDC’s balance sheet as of June 30, 2021. The NAV analysis took into account, based on Barings BDC’s public filings, (i) the total value of BDC Baring’s assets based on its balance sheet as of June 30, 2021, and (ii) the total amount of Barings BDC’s liabilities. The implied NAV per share was then calculated based on Barings BDC’s implied aggregate NAV derived from such analysis divided by the total number of fully diluted shares of Barings BDC Common Stock as of June 30, 2021. The NAV analysis indicated an implied NAV per share of Baring BDC Common Stock of $11.39. The implied equity per share was then compared to the closing price per share of Barings BDC Common Stock of $10.63 on September 20, 2021, the trading day immediately preceding the date of the written opinion dated September 21, 2021.
Barings BDC Dividend Discount Analysis
Wells Fargo Securities performed a dividend discount analysis of Barings BDC Common Stock for the purpose of determining the fully diluted equity value per share. In performing its analysis, Wells Fargo Securities used, among others, the following assumptions, which were reviewed and approved by Barings BDC’s management:
•	a September 20, 2021 valuation date;
•	a range for cost of equity of 8.25% to 10.25%; and
•	a range of terminal values based on 2024 estimated NAV per share and calculated by applying a Price / NAV multiple range of 0.90x to 1.00x.
These calculations resulted in an implied range of equity values per share for Barings BDC Common Stock of approximately $10.16 to $11.59, as compared to the closing price per share of Barings BDC Common Stock of $10.63 on September 20, 2021.

Exchange Ratio Analysis
Wells Fargo Securities compared the results for Sierra to the results for Barings BDC with respect to the public trading multiples and NAV analyses described above. Wells Fargo Securities compared the highest equity value per share for Barings BDC to the lowest equity value per share for Sierra to derive the lowest exchange ratio implied by each pair of results. Wells Fargo Securities also compared the lowest equity value per share for Barings BDC to the highest equity value per share for Sierra to derive the highest exchange ratio implied by each pair of results. The ranges of implied exchange ratios resulting from this analysis were:
Implied Exchange Ratios
	Low	High
Price / NAV per Share	0.39094x	0.48548x
NAV	0.45993x	0.45993x
The ranges of implied exchange ratios resulting from the foregoing analysis were compared to the Exchange Ratio of 0.44973x.
Pro Forma Value Creation Analysis
Wells Fargo Securities conducted an analysis of the pro forma value creation, based on the Barings BDC Projections and the Pro Forma Projections, to existing holders of Barings BDC Common Stock. Wells Fargo Securities performed a dividend discount analysis of Barings BDC Common Stock assuming completion of the proposed Merger based on the Pro Forma Projections for the purpose of determining the implied pro forma equity value per share of Barings BDC Common Stock. In performing its analysis, Wells Fargo Securities used, among others, the following assumptions, which were reviewed and approved by Barings BDC’s management:
•	a September 20, 2021 valuation date;
•	a range for cost of equity of 8.25% to 10.25%;
•	an Exchange Ratio of 0.44973x;
•	estimates of Synergies and transaction-related expenses provided by Barings BDC’s management; and
•	a range of terminal values based on 2024 estimated NAV per share and calculated by applying a Price / NAV multiple range of 0.90x to 1.00x.
With the consent of Barings BDC Board, the intrinsic value creation analysis did not take into consideration the Cash Consideration, the Credit Support Agreement or the Parent Trading Plan. These calculations resulted in an implied range of pro forma equity values per share for Barings BDC Common Stock of $10.56 to $12.04. Wells Fargo Securities then compared the mid-point of the implied equity value range per share of Barings BDC Common Stock on a standalone basis described above under the section titled “—Barings BDC Dividend Discount Analysis” to the midpoint of the implied pro forma equity value per share of Barings BDC Common Stock. This analysis indicated that the proposed Merger would result in an accretion in value of $0.42 per share of Barings BDC Common Stock, or 3.9%. There can be no assurance, however, that the Synergies, transaction-related expenses and other impacts referred to above will not be substantially greater or less than those estimated by Barings BDC’s management.
Other Matters
Wells Fargo Securities is a trade name of Wells Fargo Securities, LLC, an investment banking subsidiary and affiliate of Wells Fargo & Company. Barings BDC retained Wells Fargo Securities as its financial advisor in connection with the proposed Merger based on Wells Fargo Securities’ experience and reputation. Wells Fargo Securities is regularly engaged to provide investment banking and financial advisory services in connection with mergers and acquisitions, financings, and financial restructurings. Barings BDC has agreed to pay Wells Fargo Securities an aggregate fee currently estimated to be approximately $4.0 million, $1.5 million of which became payable to Wells Fargo Securities at the time the proposed Merger was publicly announced on September 21, 2021, and the remainder of which is contingent and payable upon the consummation of the proposed Merger. In addition, Barings BDC has agreed to reimburse Wells Fargo Securities for certain expenses and to indemnify Wells Fargo Securities and certain related parties against certain liabilities and other items that may arise out of or relate to Wells Fargo Securities’ engagement. The issuance of Wells Fargo Securities’ opinion was approved by an authorized committee of Wells Fargo Securities.

Wells Fargo Securities and its affiliates provide a wide range of investment and commercial banking advice and services, including financial advisory services, securities underwritings and placements, securities sales and trading, brokerage advice and services, and commercial loans. During the two years preceding the date of Wells Fargo Securities’ written opinion, Wells Fargo Securities and its affiliates had investment or commercial banking relationships with Barings BDC, for which Wells Fargo Securities and such affiliates received customary compensation, in the aggregate amount of $67,000. Such relationships have included acting as placement agent for Barings BDC in connection with equity repurchases in December 2019. Wells Fargo Securities and its affiliates hold, on a proprietary basis, less than 2% of the outstanding common stock of Barings BDC. In the ordinary course of business, Wells Fargo Securities and its affiliates may trade or otherwise effect transactions in the securities or other financial instruments (including bank loans or other obligations) of Barings BDC and certain of their affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or financial instruments. Wells Fargo Securities and its affiliates have adopted policies and procedures designed to preserve the independence of their research and credit analysts whose views may differ from those of the members of the team of investment banking professionals involved in preparing Wells Fargo Securities’ opinion.
Opinion of the Financial Advisor to the Sierra Special Committee
The Sierra Special Committee engaged Broadhaven to act as its financial advisor and provide an opinion in connection with the Merger. The Sierra Special Committee selected Broadhaven to act as its financial advisor based on Broadhaven’s qualifications, experience and reputation and its knowledge of the relevant industry and the business in which Sierra operates.
As part of its engagement, representatives of Broadhaven attended the meetings of the Sierra Special Committee held on August 30, 2021, September 20, 2021 and September 21, 2021, at which the Sierra Special Committee evaluated the proposed Merger. At these meetings, Broadhaven reviewed the financial aspects of the proposed Merger and, at the September 21 meeting, rendered its opinion to the Sierra Special Committee to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Broadhaven as set forth in such opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Sierra Common Stock.
The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex E to this joint proxy statement/prospectus and is incorporated herein by reference.
Broadhaven’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the Sierra Special Committee in connection with its consideration of the financial terms of the Merger. The opinion addressed only the fairness, from a financial point of view, to holders of Sierra Common Stock of the Merger Consideration. It did not address the underlying business decision of Sierra to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the Sierra Special Committee or the Sierra Board in connection with the Merger, and it does not constitute a recommendation to any holder of Sierra Common Stock as to how to vote in connection with the Merger or any other matter (including whether or not any such stockholder should exercise any dissenters’ or appraisal rights that may be available to such stockholder).
Broadhaven’s opinion was reviewed and approved by Broadhaven’s Fairness Opinion Committee on September 17, 2021, in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
In connection with the opinion set forth herein, Broadhaven has, among other things:
•	Reviewed certain business and audited and unaudited financial information, and other operating data, regarding Barings BDC, Barings and Sierra;
•
Reviewed the recent stock price performance and trading activity of the Barings BDC Common Stock, the financial performance of Barings BDC, and a comparison with that of certain other comparable companies the securities of which are publicly traded, and that were, in its judgment, comparable in certain respects to Barings BDC;

•
Reviewed the Barings BDC Projections (as defined below under “—Financial Forecasts and Estimates”) prepared by or at the direction of the management of Barings BDC and Barings and discussed the Barings BDC Projections with the management of Barings BDC and Barings;

•
Reviewed the Pro Forma Projections (as defined below under “—Financial Forecasts and Estimates”) prepared by the management of Barings BDC and Barings and discussed the Pro Forma Projections with the management of Barings BDC and Barings;

•
Discussed the past and current business, operations, financial condition and prospects of Sierra with members of the management of Sierra and SIC Advisors, and discussed the past and current business, operations, financial condition and prospects of the Barings BDC, including after giving effect to the proposed Merger and the strategic benefits anticipated by the management of Barings BDC and Barings to result therefrom, with members of the management of Barings BDC and Barings;

•	Reviewed the anticipated pro forma impact of the proposed Merger on Barings BDC’s earnings per share, net asset value per share, capitalization and financial ratios;
•	Reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that were, in its judgment, comparable to the proposed Merger;
•	Reviewed a draft of the Merger Agreement dated September 21, 2021 (the “Draft Agreement”) and certain related documents;
•	Participated in certain discussions among representatives of Sierra, SIC Advisors, Barings BDC and Barings, their legal advisors and their financial advisors; and
•	Performed such other analyses and considered such other factors as it deemed appropriate.
In arriving at its opinion, Broadhaven, with the Sierra Special Committee’s consent, (1) assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of the information that was publicly available or supplied to, discussed with, reviewed by, or otherwise made available to Broadhaven by Barings, Barings, SIC Advisors and Sierra, and that formed a substantial basis for its opinion; (ii) did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Sierra or Barings BDC, nor was it furnished with any such evaluations or appraisals; and (3) did not examine any individual loan or credit files. In addition, with the Sierra Special Committee’s consent, Broadhaven further relied upon assurances of the management of Barings BDC and Barings and management of Sierra and SIC Advisors that they were not aware of any facts or circumstances that would make such information inaccurate or misleading and that no material change in the assets, financial condition, results of operations, business or prospects of Barings BDC or Sierra had occurred since the respective dates of the most recent financial statements and other information, financial or otherwise, relating to Barings BDC or Sierra, respectively, made available to Broadhaven. Further, Broadhaven expressed no view as to, or as to the likelihood of achieving, the Barings BDC Projections or the Pro Forma Projections, nor the assumptions on which they were based.
Broadhaven assumed, in all cases at the Sierra Special Committee’s direction and with its consent, that (1) the final executed Merger Agreement did not differ from the Draft Agreement in any respect material to Broadhaven’s analysis or its opinion; (2) the Barings BDC Projections and Pro Forma Projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Barings BDC and Barings of the future financial performance of Barings BDC, on a standalone basis and following the acquisition of Sierra, respectively; (3) the proposed Merger would be consummated in accordance with all applicable laws and regulations and in accordance with the terms set forth in the Merger Agreement without any waiver, modification, amendment or delay of any terms or conditions in any manner that would be material to Broadhaven’s analysis or its opinion; (4) the revenues and earnings projected in Barings BDC Projections and the Pro Forma Projections would be realized in the amounts and at the times projected in all respects material to Broadhaven’s analysis and its opinion; (5) the proposed Merger would not result in the assumption or other acquisition of any material tax, regulatory or other liabilities (including liabilities of Sierra) beyond those provided for in the Merger Agreement; (6) all applicable judicial, governmental, regulatory or other approvals and consents (including but not limited to client consents) required for the proposed Merger would be obtained, and no delays, limitations, conditions (including any required divestitures) or restrictions would be imposed that would have any adverse effect on Sierra, its assets under management, Barings BDC, its assets under management, or the contemplated benefits expected to be derived in the proposed Merger in any respect material to Broadhaven’s analysis or its opinion; (7) all material information requested from Sierra, SIC Advisors, Barings BDC and Barings during the scope of Broadhaven’s engagement were provided to Broadhaven fully and in good faith; (8) the representations and warranties contained in the Merger Agreement were and would be accurate and complete in all respects material to Broadhaven’s analysis and its opinion; and (9) none of the potential adjustments (if any) to the Cash Consideration or the Share Consideration would be material to Broadhaven’s analysis.
Broadhaven acted as financial advisor only and relied upon, without independent verification, the assessments of Sierra and its legal, tax and regulatory advisors with respect to legal, tax and regulatory matters.
Broadhaven was not requested to make, and did not make, any independent valuation or appraisal of Barings BDC, Sierra or their respective assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities and including either of Barings BDC’s or Sierra’s loan portfolio), nor has Broadhaven relied upon any such valuations or appraisals furnished to Broadhaven. Further, Broadhaven did not conduct a physical inspection of Sierra or its assets, and Broadhaven’s opinion was necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to Broadhaven as of the date of, the opinion. Broadhaven assumed no responsibility for updating, revising or reaffirming its opinion based on events occurring after the date of Broadhaven’s opinion (regardless of the closing date of the Merger). Broadhaven’s opinion speaks only as of the date thereof. Without limiting the generality of the foregoing, Broadhaven’s opinion does not in any manner address the impact of the proposed Merger on the solvency or viability of Barings BDC or Sierra or the ability of Barings BDC or Sierra to pay their respective obligations as and when they come due.
Broadhaven expressed no view or opinion as to what the value of Barings BDC Common Stock or any other security of Barings BDC would be when issued pursuant to the Merger or otherwise. Further, Broadhaven expressed no view or opinion as to the prices at which any of the respective portfolio investments or assets of Sierra or Barings BDC may be purchased, sold or exchanged, or otherwise be transferable, at any time.
Broadhaven expressed no view or opinion as to the form or structure of the proposed Merger or any related transaction. Broadhaven’s opinion was limited to the fairness, from a financial point of view, as of the date thereof, of the Merger Consideration to be received by holders of Sierra Common Stock for each share of Sierra Common Stock (other any cancelled shares as set forth in the Merger Agreement) to the extent expressly addressed therein. Further, Broadhaven expressed no opinion as to any other term or aspect of the Merger Agreement or the proposed Merger or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the proposed Merger (including, without limitation, the credit support agreement and trading plan provided for in the Agreement or the potential amendment of the investment advisory agreement between Barings BDC and Barings). Broadhaven was not requested to opine as to, and its opinion did not in any manner address, the underlying business decision by Sierra to proceed with or effect the proposed Merger or the likelihood of consummation of the proposed Merger. Moreover, Broadhaven’s opinion did not address the relative merits of the proposed Merger as compared to any alternative transaction or business strategy in which Sierra would engage, or whether or not such alternatives would be achieved or were available, or the effect of any other transaction which Sierra may consider in the future. Broadhaven’s opinion did not address, and Broadhaven expressed no opinion as to (1) the tax, accounting or legal consequences of the proposed Merger or any related transaction; or (2) the fairness of the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Merger, or any class of such persons, relative to the Merger Consideration.
In its analyses, Broadhaven considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Sierra. No company, business or transaction reviewed is identical to Sierra, Barings BDC or the Merger. An evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or other values of the companies, businesses or transactions reviewed. The estimates contained in Broadhaven’s analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, Broadhaven’s analyses are inherently subject to substantial uncertainty.
Broadhaven was not requested to, and it did not, recommend the specific consideration payable in the Merger. The type and amount of consideration payable in the Merger was determined through negotiations between Sierra and Barings BDC, and the decision of Sierra to enter into the Merger Agreement was solely that of the Sierra Board and the Sierra Special Committee. Broadhaven’s opinion was only one of many factors considered by the Sierra Board and the Sierra Special Committee in their consideration of the Merger and should not be viewed as determinative of the views of the Sierra Board, the Sierra Special Committee or Sierra’s management with respect to the Merger or the consideration to be paid in the Merger.
The following is a summary of the material financial analyses provided to the Sierra Board and the Sierra Special Committee in connection with Broadhaven’s opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Broadhaven did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized below include information presented in tabular format. In order to fully understand Broadhaven’s financial analyses, the tables must be read together with the text of each summary. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Broadhaven’s financial analyses.
Implied Transaction Value for the Merger. For purposes of the financial analysis of Sierra described below, Broadhaven utilized an implied value of the Merger Consideration of $5.76 per outstanding share of Sierra Common Stock, calculated as the sum of the Cash Consideration of $0.9783641 per outstanding share of Sierra Common Stock and the value of the Share Consideration of $4.78 per outstanding share of Sierra Common Stock based on the closing price of Barings BDC Common Stock of $10.63 per share on September 20, 2021. When evaluating the Merger Consideration at Barings BDC’s NAV per outstanding share of Barings BDC Common Stock as of June 30, 2021 of $11.39 per share, the implied value of the Share Consideration is $5.12 per outstanding share of Sierra Common Stock and the total implied value of the Merger Consideration at NAV would be $6.10 per outstanding share of Sierra Common Stock. Broadhaven noted that the implied value of the Merger Consideration of $5.76 per outstanding share of Sierra Common Stock represented 106% of Sierra’s NAV per share as of June 30, 2021 based on Sierra filings, and a multiple of 30.2x to Sierra’s last twelve months net investment income as of June 30, 2021 based on Sierra filings. Broadhaven also noted that the Cash Consideration of $0.9783641 per outstanding share of Sierra Common Stock represented a multiple of 12.6x of illustrative pro forma management fees payable to Barings, based on applying the management fee rate payable to Barings of 1.25% to Sierra’s gross assets, net of cash, as of June 30, 2021, of $637.4 million.
Public Market BDC Comparables Analysis. Using publicly available information, Broadhaven compared the trading ratios of thirty-five publicly traded, externally managed business development companies to the Merger Consideration of $5.76 per outstanding share of Sierra Common Stock. Among other things, Broadhaven compared stock price as a ratio of NAV per share (“P / NAV”), stock price as a multiple of 2021E net investment income based on analyst consensus estimates (“2021E P / NII”), dividend yield based on most recent quarterly dividend annualized (“Annualized MRQ Dividend Yield”), and estimated 2021E operating return on equity (“ROE”) based on consensus analyst estimates as of September 20, 2021. To perform this analysis, Broadhaven used market price information and estimates as of September 20, 2021 and reported NAV per share data as of the end of the most recent completed quarterly period available in company filings. The selected companies were the following (the “Selected BDCs”):
•	Apollo Investment Corporation	•	New Mountain Finance Corporation
•	Ares Capital Corporation	•	Oaktree Specialty Lending Corporation
•	Bain Capital Specialty Finance, Inc.	•	OFS Capital Corporation
•	Barings BDC	•	Owl Rock Capital Corporation

•	BlackRock Capital Investment Corporation	•	Oxford Square Capital Corp.
•	BlackRock TCP Capital Corp.	•	PennantPark Floating Rate Capital Ltd.
•	Crescent Capital BDC, Inc.	•	PennantPark Investment Corporation
•	Fidus Investment Corporation	•	Portman Ridge Finance Corporation
•	First Eagle Alternative Capital BDC, Inc.	•	Prospect Capital Corporation
•	FS KKR Capital Corp.	•	Saratoga Investment Corp.
•	Gladstone Capital Corporation	•	Sixth Street Specialty Lending, Inc.
•	Gladstone Investment Corporation	•	SLR Investment Corp.
•	Goldman Sachs BDC	•	SLR Senior Investment Corp.
•	Golub Capital BDC, Inc.	•	Stellus Capital Investment Corporation
•	Horizon Technology Finance Corporation	•	TCG BDC, Inc.
•	Investcorp Credit Management BDC, Inc.	•	TriplePoint Venture Growth BDC Corp.
•	Logan Ridge Finance Corporation	•	WhiteHorse Finance, Inc.
•	Monroe Capital Corporation
In the analysis, Broadhaven noted that the range of P / NAV per share ratios of 82% to 99% based on the 25th percentile and 75th percentile of the Selected BDCs implied values of $4.47 to $5.38 per share of Sierra, compared to the value of the Merger Consideration of $5.76 per share. Broadhaven also noted a range of 2021E P / NII per share multiples of 6.1x to 9.4x based on the 25th percentile and 75th percentile of the Selected BDCs implied values of $1.21 to $1.88 per share of Sierra, compared to the value of the Merger Consideration of $5.76 per share. Broadhaven noted an Annualized MRQ Dividend Yield range of 7.8% to 9.8% based on the 25th percentile and 75th percentile of the Selected BDCs implied values of $1.23 to $1.54 per share of Sierra, compared to the value of the Merger Consideration of $5.76 per share. Finally, Broadhaven compared Sierra’s ROE adjusted for normalized leverage (“Normalized Leverage Run Rate ROE”) with the relationship between 2021 ROEs based on analyst consensus estimates and current P / NAV trading levels for Selected BDCs as of September 20, 2021. Sierra’s Normalized Leverage Run Rate ROE of 6.6% was estimated based on adjusting Sierra’s net debt / equity from 0.13x to 0.97x (industry average) and assuming incremental investment yield of 8%. Other assumptions on the impact of incremental assets are in line with Sierra historical financials for the three-month period ended June 30, 2021. Sierra’s Normalized Leverage Run Rate ROE is in line with 2018 operating ROE of 6.7%. These Sierra operating ROE levels implied a trading price per share equal to 77% of Sierra’s NAV based on such regression analysis and implied values of $4.18 to $4.20 per share of Sierra, compared to the value of the Merger Consideration of $5.76 per share. This analysis was prepared for illustrative purposes only as a hypothetical approximation of the levels at which Sierra would publicly trade on a standalone basis. There can be no assurance of the prices, if listed, at which Sierra shares would trade at any time.
The below table summarizes the implied value per share of Sierra based on the 25th percentile and 75th percentile ranges described above, as compared to the value of the Merger Consideration of $5.76 per share of Sierra based on Barings BDC market price of $10.63 per share as of September 20, 2021:
	Selected Companies
	Sierra Metric	Multiple Range		Implied Share Price
		25th Percentile	75th Percentile	Low	High
P / NAV (as of 6/30/2021)	$5.43	82%	99%	$4.47	$5.38
2021E P / NII (Q2 21 Ann.)(1)	0.20	6.1x	9.4x	1.21	1.88
Annualized MRQ Dividend Yield(2)	0.12	7.8%	9.8%	1.23	1.54
ROE Regression Analysis(3)	5.43	77%	77%	4.18	4.20
Note: certain figures may not tie out due to rounding.
(1)	Based on 2021E forward earnings estimated for selected companies; Sierra 2021E estimate represents Q2 2021E annualized NII per share.
(2)	Based on Sierra’s dividend yield and implied valuation of selected companies; $0.12 MRQ annualized dividend represents 2.2% yield on 6/30/2021 Sierra NAV.
(3)	Multiple range reflects implied P / NAV based on BDC regression analysis using Normalized Leverage Run Rate ROE of 6.6% and 2018 ROE of 6.7%.

No company used as a comparison in the above Selected BDCs analysis is identical to Sierra or Barings BDC. Accordingly, an analysis of these results is not mathematical. Rather, an evaluation of the results of these analyses necessarily involves complex considerations and judgments concerning differences in financial, operating, and business sector characteristics, and other factors that could affect the selected companies to which Sierra is compared.
Selected Transactions Analysis – Business Development Companies. Using publicly available information, Broadhaven compared 11 selected acquisitions of business development companies announced since May 2017 (the “Selected BDC Transactions”) to the Merger Consideration of $5.76 per outstanding share of Sierra Common Stock. Among other things, Broadhaven compared the purchase price as a multiple of NAV per share (“P / NAV”) and as a multiple of the last-twelve-month NII (“P / LTM NII’) to the value of the Merger Consideration in the proposed Merger.
The Selected BDC Transactions were as follows:
Target	Acquirer
Harvest Capital Credit Corporation	Portman Ridge Finance Corporation
FS KKR Capital Corp. II	FS KKR Capital Corp.
Oaktree Strategic Income Corporation	Oaktree Specialty Lending Corporation
MVC Capital, Inc.	Barings BDC, Inc.
Garrison Capital Inc.	Portman Ridge Finance Corporation
Goldman Sachs Middle Market Lending LLC	Goldman Sachs BDC, Inc.
Alcentra Capital Corporation	Crescent Capital BDC, Inc.
OHA Investment Corporation	Portman Ridge Finance Corporation
Golub Capital Investment Corporation	Golub Capital BDC, Inc.
Corporate Capital Trust, Inc.	FS Investment Corporation
NF Investment Corp.	TCG BDC, Inc.
Broadhaven noted that the range of P / NAV per share ratios of 72% to 100% based on the 25th percentile and 75th percentile of the Selected BDC Transactions implied values of $3.93 to $5.42 per share of Sierra, compared to the value of the Merger Consideration of $5.76 per share. To compare the value of the Merger Consideration on a NAV basis, Broadhaven also noted that a range of P / NAV per share ratios of 100% to 102% based on the 25th percentile and 75th percentile of the Selected BDC Transactions implied values of $5.41 to $5.53 per share of Sierra, compared to the implied transaction value of the Merger Consideration of $6.10 per share of Sierra at Barings BDC NAV per share of $11.39 as of June 30, 2021. Additionally, Broadhaven noted that the range of P / LTM NII multiples of 10.5x to 13.1x based on the 25th percentile and 75th percentile of the Selected BDC Transactions implied values of $2.00 to $2.48 per share of Sierra, compared to the value of the Merger Consideration of $5.76 per share.
The below table summarizes the implied value per share of Sierra based on the 25th percentile and 75th percentile ranges described above, as compared to value of the Merger Consideration of $5.76 per outstanding share of Sierra at Barings BDC market price of $10.63 per share as of September 20, 2021 and $6.10 per outstanding share of Sierra at Barings BDC NAV per share of $11.39 as of June 30, 2021:
	Selected BDC Transactions
	Sierra Metric	Multiple Range		Implied Share Price
		25th Percentile	75th Percentile	Low	High
P / NAV (based on Barings BDC market price)	$5.43	72%	100%	$3.93	$5.42
P / NAV (based on Barings BDC NAV)	5.43	100%	102%	5.41	5.53
P / LTM NII	0.19	10.5x	13.1x	2.00	2.48
Note: certain figures may not tie out due to rounding.

No company or transaction used as a comparison in the Selected BDC Transaction analysis is identical to Sierra or the proposed Merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Relative Contribution Analysis. Broadhaven noted the relative standalone contribution of Sierra and Barings BDC to the combined company in terms of NAV, investment portfolio at fair value, net investment income, and net increase / (decrease) in net assets resulting from operations. The results of Broadhaven’s analysis are set forth in the following table and compares the relative contribution of Sierra and Barings with the implied pro forma ownership percentages of Sierra stockholders and Barings BDC stockholders in the combined company based on the fixed 0.44973x exchange ratio in the proposed Merger:
	Sierra as a % of Total	Barings BDC as a % of Total
Contribution
Based on NAV as of 6/30/2021	42.7%	57.3%
Based on Investments at Fair Value as of 6/30/2021 (1)	28.8%	71.2%

2020 Net Investment Income	—	100.0%
LTM Q2 2021 Net Investment Income	29.8%	70.2%
Q2 2021 Net Investment Income (Annualized)	26.0%	74.0%
2020 Net Increase / (Decrease) in Net Assets Resulting From Operations	—	100.0%
LTM Q2 2021 Net Increase / (Decrease) in Net Assets Resulting From Operations	44.6%	55.4%
Q2 2021 Net Increase / (Decrease) in Net Assets Resulting From Operations (Annualized)	38.6%	61.4%
Pro Forma Ownership	41.3%	58.7%
(1)	Barings BDC investments at fair value excludes short-term investments.
Miscellaneous. Broadhaven acted as financial advisor to the Sierra Special Committee in connection with the proposed Merger and did not act as an advisor to or agent of any other person. Pursuant to the engagement agreement between Sierra and Broadhaven Securities, LLC (a wholly-owned subsidiary of Broadhaven), Sierra agreed to pay Broadhaven (i) commencing on June 1, 2021, a monthly retainer in the amount of $50,000 (the “Monthly Retainer”); (ii) a fee in the amount of $1,750,000 for rendering its opinion (the “Opinion Fee”); and (iii) a cash fee equal to $5,150,000 in connection with the proposed Merger, payable upon consummation of the Merger, to be reduced by the Opinion Fee and the Monthly Retainers. Sierra also agreed to reimburse Broadhaven, subject to certain caps, for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement (including, without limitation, fees, disbursements and other charges of Broadhaven’s legal counsel, Dechert LLP) and to indemnify Broadhaven against certain liabilities relating to or arising out of Broadhaven’s engagement or Broadhaven’s role in connection therewith. During the two years preceding the date of Broadhaven’s opinion, Broadhaven and its affiliates provided financial advisory services to the Sierra Special Committee for which compensation was received. Broadhaven and its affiliates did not provide financial advisory services to Barings BDC, Barings, or its affiliates during the two years preceding the date of Broadhaven’s opinion. Broadhaven and its affiliates may in the future provide financial advisory and other services to Barings BDC, Barings, Sierra and Sierra External Adviser and receive compensation for such services.
Financial Forecasts and Estimates
Barings BDC
Barings BDC does not as a matter of course make public forecasts as to future performance, earnings or other prospective financial information, and Barings BDC is especially reluctant to make forecasts for extended periods due to the inherent uncertainty of the underlying assumptions and estimates. However, in connection with the transactions contemplated by the Merger Agreement, in August 2021, Barings BDC’s management prepared and provided to the Barings BDC Board certain non-public, unaudited prospective financial forecasts regarding (1) Barings BDC’s anticipated future operations (without giving effect to the Merger) for the third and fourth quarter of fiscal year 2021 and each of the fiscal years of 2022, 2023 and 2024 (the “Barings BDC Projections”) and (2) Barings BDC’s anticipated future operations (after giving effect to the Merger) for the third and fourth quarter of fiscal year 2021 and each of the fiscal years of 2022, 2023 and 2024 (the “Pro Forma Projections”, and together with the Barings BDC Projections, the “Projections”). At the direction of the Barings BDC Board, the Projections were provided to Wells Fargo Securities for its use and reliance in connection with Wells Fargo Securities’ financial analyses and opinion described above under the section entitled “—Opinion of the Financial Advisor to Barings BDC.” As described below, certain of these unaudited prospective financial forecasts were also provided to Sierra and its financial advisor, Broadhaven, for use and reliance in connection with Broadhaven’s financial analysis and opinion. Barings BDC has included below a summary of the Projections for the purpose of providing Barings BDC stockholders access to certain non-public information considered by the Barings BDC Board for purposes of evaluating the Merger.
The Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or in accordance with GAAP. Barings BDC’s independent registered public accounting firm has not examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, such independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. The reports of such independent registered public accounting firm incorporated by reference to this joint proxy statement/prospectus relate only to Barings BDC’s historical financial information. They do not extend to prospective financial information or and should not be read to do so. The Projections included below are not being included to influence your decision whether to vote for the matters described in this proxy statement, but instead because they were provided by Barings BDC to the Barings BDC Board.
While presented with numeric specificity, the Projections were based on numerous variables and assumptions, including (but not limited to):
•	the performance of investment assets;
•	the amount of income;
•	the amount of dividend payments;
•	the degree and methods of portfolio leverage;
•	industry performance and competition;
•	general business, economic, market and financial conditions; and
•	additional matters specific to Barings BDC’s or Sierra’s business, as applicable.
Many of these assumptions are inherently subjective and uncertain and are beyond the control of Barings BDC. Important factors that may affect actual results and cause uncertainties relating to Barings BDC’s and Sierra’s businesses (including the combined company’s ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors discussed in the sections entitled “Special Note Regarding Forward-Looking Statements” and “Risk Factors.” The Projections also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Projections. Accordingly, there can be no assurance that the Projections summarized below will be realized.
The inclusion of a summary of the Projections in this joint proxy statement/prospectus should not be regarded as an indication that any of Barings BDC, Barings, Sierra or their respective affiliates, advisors or other representatives considered the Barings BDC Projections or the Pro Forma Projections to necessarily be predictive of actual future events, and these internal financial forecasts should not be relied upon as such nor should the information contained in the Projections be considered appropriate for other purposes. None of Barings BDC, Barings, Sierra or their respective affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from the Barings BDC Projections or the Pro Forma Projections and none of them undertakes any obligation to update or otherwise revise or reconcile the Barings BDC Projections or the Pro Forma Projections to reflect circumstances existing after the date these internal financial forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be in error.

Since the Projections cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. Barings BDC does not intend to make publicly available any update or other revision to these internal financial forecasts. None of Barings BDC, Barings, Sierra or their respective officers, directors, affiliates, advisors or other representatives has made or makes any representation to any stockholder or other person regarding the combined company’s ultimate performance compared to the information contained in these internal financial forecasts or that the forecasted results will be achieved. Barings BDC has made no representation to Sierra, in the Merger Agreement or otherwise, concerning these internal financial forecasts. Barings BDC urges all of its stockholders to review Barings BDC’s financial statements and notes thereto appearing elsewhere in this joint proxy statement/prospectus for a description of Barings BDC’s reported financial results.
Barings BDC Projections
The following is a summary of the Barings BDC Projections. The Barings BDC Projections were prepared by Barings BDC’s management based solely on the information available to Barings BDC’s management at that time. The Barings BDC Forecasts were finalized in August 2021.
	For the Fiscal Quarter Ended		For the Fiscal Year Ended
	9/30/21	12/31/21	12/31/22	12/31/23	12/31/24
Core Net Investment Income per Share	$0.23	$0.23	$0.91	$0.92	$0.92
Dividend per Share	$0.21	$0.22	$0.88	$0.88	$0.88
NAV per Share	$11.41	$11.42	$11.45	$11.49	$11.53
Key Barings BDC Forecast Assumptions
The Barings BDC forecasts were based on numerous variables and assumptions, including, but not limited to, certain material assumptions regarding:
•
Management fee assumptions including (1) a base management fee projected at 1.25% throughout the projections, (2) net operating income incentive compensation low hurdle rate set at 8% with a 100% catch up between 8% and 10%, and 20% above 10% (consistent with Barings BDC’s current net operating income incentive fee formula).

•	Operating assumptions including, but not limited to:
○	The assumption of no changes in portfolio value and as a result there are no unrealized gains nor losses during the periods presented.
○	Investment income is calculated using a 3-year discount margin, which assumes investments have a 3-year average life.
○	The highest net debt-to-equity leverage ratio during the projection period is 1.16x.
○	Non-accrual rates of 2.5% per quarter.
•
Barings BDC sometimes obtains equity co-investments, warrants, or other similar forms of investments with debt originations. Although it is generally expected that these provide a positive return to offset potential loan losses, such potential upside is not factored into the projections.

•	No additional outside equity raised and no share repurchases by Barings BDC through the projection period.

Pro Forma Projections
The following is a summary of the Pro Forma Projections. The Pro Forma Projections were prepared by Barings BDC’s management based solely on the information available to Barings BDC’s management at that time. The Pro Forma Projections were finalized in August 2021.
	For the Fiscal Quarter Ended		For the Fiscal Year Ended
	9/30/21	12/31/21	12/31/22	12/31/23	12/31/24
Core Net Investment Income per Share	$0.23	$0.23	$0.97	$0.98	$0.98
Dividend per Share	$0.21	$0.22	$0.95	$0.96	$0.96
NAV per Share	$11.41	$11.42	$11.82	$11.84	$11.85
Key Pro Forma Projections Assumptions
The Pro Forma Projections were based on numerous variables and assumptions, including, but not limited to, certain material assumptions including:
•	The Merger is consummated on February 15, 2022.
•
Management fee assumptions including (1) a base management fee projected at 1.25% throughout the projections, (2) net operating income incentive compensation low hurdle rate set at 8.25% with a 100% catch up between 8.25% and 10.31%, and 20% above 10.31% (consistent with Barings BDC’s current net operating income incentive fee formula).

•	Operating assumptions including, but not limited to:
○	The assumption of no changes in portfolio value and as a result there are no unrealized gains nor losses during the periods presented.
○	Investment income is calculated using a 3-year discount margin, which assumes investments have a 3-year average life.
○	The highest net debt-to-equity leverage ratio during the projection period is 1.42x.
○	Non-accrual rates of 2.5% per quarter.
•
Barings BDC sometimes obtains equity co-investments, warrants, or other similar forms of investments with debt originations. Although it is generally expected that these provide a positive return to offset potential loan losses, such potential upside is not factored into the projections.

•	Other than shares of Barings BDC Common Stock issued in the First Merger, no additional outside equity raised and no share repurchases by Barings BDC through the projection period.
•	The Credit Support Agreement has an initial fair value of $50.0 million.
•	5% of the investment portfolio acquired from Sierra either matures or is repaid per quarter through the projection period.
Terms of Credit Support Agreement
Promptly following the closing of the Merger, Barings and Barings BDC will enter into the Credit Support Agreement under which Barings will agree to provide credit support to Barings BDC in the amount of up to $100.0 million relating to the net cumulative realized and unrealized losses on the acquired Sierra investment portfolio over the next 10 years. A summary of the material terms of the Credit Support Agreement, which are attached as Annex C hereto, is as follows:
•	There will be no fee or other payment by Barings BDC to Barings or any of its affiliates in connection with the Credit Support Agreement.
•	The effective date of the Credit Support Agreement will be the Closing Date.
•
The Credit Support Agreement will cover all of the investments acquired by Barings BDC in the Merger and any investments received by Barings BDC in connection with the restructuring, amendment, extension or other modification (including the issuance of new securities) of any of the investments acquired by Barings BDC in the Merger (collectively, the “Reference Portfolio”).

•
Barings will have an obligation to provide credit support to Barings BDC in an amount equal to the excess of (1) the aggregate realized and unrealized losses on the Reference Portfolio over (2) the aggregate realized and unrealized gains on the Reference Portfolio, in each case from the Closing Date through the Designated Settlement Date (up to a $100.0 million cap) (such amount, the “Covered Losses”). For purposes of the Credit Support Agreement, “Designated Settlement Date” means the earlier of (1) the date which is ten years from the closing of the Merger and (2) the date on which the entire Reference Portfolio has been realized or written off. No credit support will be required to be made by Barings to Barings BDC under the Credit Support Agreement if the aggregate realized and unrealized gains on the Reference Portfolio exceed realized and unrealized losses of the Reference Portfolio on the Designated Settlement Date.

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Barings will settle any credit support obligation under the Credit Support Agreement as follows. If the Covered Losses are greater than $0.00, then, in satisfaction of Barings’ obligation set forth in the Credit Support Agreement, Barings will irrevocably waive during the Waiver Period (as defined below) (1) the incentive fees payable under the then current investment advisory agreement between Barings BDC and Barings (including any incentive fee calculated on an annual basis during the Waiver Period), and (2) in the event that Covered Losses exceed such incentive fees, the base management fees payable under the then current investment advisory agreement between Barings BDC and Barings. The “Waiver Period” means the four quarterly measurement periods immediately following the quarter in which the Designated Settlement Date occurs. If the Covered Losses exceed the aggregate amount of incentive fees and base management fees waived by Barings during the Waiver Period, then, on the date on which the last incentive fee or base management fee payment would otherwise be due during the Waiver Period, Barings shall make a cash payment to Barings BDC equal to the positive difference between the Covered Losses and the aggregate amount of incentive fees and base managements fee previously waived by Barings during the Waiver Period.

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The Credit Support Agreement and the rights of Barings BDC thereunder shall automatically terminate if Barings (or an affiliate of Barings) ceases to serve as the investment adviser to Barings BDC or any successor thereto, other than as a result of the voluntary termination by Barings of the then current investment advisory agreement between Barings BDC and Barings. In the event of such a voluntary termination by Barings of the then current investment advisory agreement with Barings BDC, Barings will remain obligated to provide the credit support contemplated by the Credit Support Agreement. In the event of a non-voluntary termination of the advisory agreement or its expiration (due to non-renewal by the Barings BDC Board), Barings will have no obligations under the Credit Support Agreement.

•
It is expected that the Credit Support Agreement will initially be recorded as an asset on Barings BDC’s financial statements in an amount equal to the value thereof and thereafter such value will fluctuate each quarter based on the change in the payment obligation owed under the Credit Support Agreement. The Credit Support Agreement will be accounted for by Barings BDC as a derivative under ASC 815 and a credit to contributed (paid-in) capital from Barings.

The Credit Support Agreement is intended to give stockholders of the combined company downside protection from net cumulative realized and unrealized losses on the acquired Sierra portfolio and insulate the combined company’s stockholders from potential value volatility and losses in Sierra’s portfolio following the closing of the Merger. Any cash payment from Barings to Barings BDC under the Credit Support Agreement will be excluded from the combined company’s incentive fee calculations under the then current investment advisory agreement between Barings BDC and Barings BDC.
Terms of Second Amended and Restated Investment Advisory Agreement
On September 21, 2021, the Barings BDC Board, including a majority of the Barings BDC Board Independent Directors, approved the New Barings BDC Advisory Agreement, which will be entered into in connection with and effective upon the closing of the Merger. The New Barings BDC Advisory Agreement will increase the current hurdle rate from 2.0% to 2.0625% per quarter (or from 8.0% to 8.25% annualized) (the “Hurdle Rate Increase”) and therefore will increase the catch-up amount that is used in calculating the income incentive fee to correspond to the Hurdle Rate Increase (the “Catch-Up Amount Increase”). All other terms and provisions of the Existing Barings BDC Advisory Agreement, including with respect to the calculation of the other fees payable to

Barings, remain unchanged under the New Barings BDC Advisory Agreement. In this regard, the New Barings BDC Advisory Agreement does not result in any change to the base management fee currently payable to Barings under the Existing Barings BDC Advisory Agreement, which is calculated based on Barings BDC’s gross assets at an annual rate of 1.25%. A copy of the form of New Barings BDC Advisory Agreement is attached hereto as Annex B.
Barings’ recommendation that the Barings BDC Board approve the New Barings BDC Advisory Agreement was driven by the Merger, as the Barings BDC Board’s approval of the New Barings BDC Advisory Agreement is a condition precedent to the closing of the Merger. In determining to approve the New Barings BDC Advisory Agreement, the Barings BDC Board considered information it had received relating to the shareholder-friendly effects of the Hurdle Rate Increase on Barings BDC’s fee structure. The Barings BDC Board considered that, because Barings BDC’s net investment income must exceed the hurdle rate before Barings can receive an income incentive fee from Barings BDC, the Hurdle Rate Increase has the effect of reducing the likelihood that Barings will be eligible to receive an income incentive fee from Barings BDC, thus reducing the likelihood that Barings BDC will pay an income incentive fee to Barings. In addition, the Barings BDC Board considered that the Hurdle Rate Increase would provide shareholders of the combined company following the Merger with the highest hurdle rate among BDCs in the industry.
No stockholder approval of the New Barings BDC Advisory Agreement by the Barings BDC stockholders or the Sierra stockholders is required. Accordingly, no stockholder vote will be taken with respect to the New Barings BDC Advisory Agreement. As approved by the Barings BDC Board, the New Barings BDC Advisory Agreement, including the Hurdle Rate Increase and the Catch-Up Amount Increase, will become effective upon and subject to the closing of the Merger. If the Merger does not close because, for instance, Barings BDC has not obtained the Barings BDC Stockholder Approval or Sierra has not obtained the Sierra Stockholder Approval, the Existing Barings BDC Advisory Agreement, including the current hurdle rate and the current catch-up amount, will continue in effect.
In determining whether to approve, in the case of Barings BDC stockholders, the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal, and in the case of Sierra stockholders, the Merger Proposal, stockholders should carefully consider that the New Barings BDC Advisory Agreement, including the Hurdle Rate Increase and the Catch-Up Amount Increase (each as described above), will take effect only upon and subject to the closing of the Merger.
Interests of Certain Persons Related to Sierra in the Merger
Indemnification and Insurance
Pursuant to the Merger Agreement, following the Effective Time, Barings BDC and Acquisition Sub will, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless and advance expenses to the current or former directors, officers, managers, or employees, as the case may be, of Sierra, its controlled subsidiaries or affiliates, including but not limited to officers and employees of Sierra’s investment advisor, SIC Advisors, to the extent related to the management of Sierra (the “D&O Indemnified Parties”), with respect to all acts or omissions by them in their capacities as such at any time prior to or at the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby).
The Merger Agreement requires Barings BDC and Acquisition Sub to maintain for a period of six years following the Effective Time a directors’ and officers’ liability insurance policy covering the D&O Indemnified Parties or any other person entitled to the benefit under the Merger Agreement, containing terms and conditions no less advantageous as that coverage currently provided by Sierra’s current policies, except that Barings BDC and Acquisition Sub are not required to expend more than 300% of the last amount expended by Sierra for its policies.
Barings BDC Board Composition
Upon completion of the Merger, the members of Barings BDC Board will continue as directors of Barings BDC. However, at the Effective Time, the size of the Barings BDC Board will be increased by two and two current independent members of the Sierra Board who will be selected by Barings BDC between the date of the Merger Agreement and prior to the completion of the Merger will be appointed to fill the vacancy.

Interests of Certain Persons Related to Barings BDC in the Merger
Barings BDC’s investment adviser, Barings, has indirect financial interests in the transactions contemplated by the Merger Agreement, including the Merger, that are different from, and/or in addition to, the interests of Barings BDC stockholders. For example, the base management fee Barings currently receives under the Existing Barings BDC Advisory Agreement and will receive under the New Barings BDC Advisory Agreement (as further described in “The Merger—Terms of Second Amended and Restated Investment Advisory Agreement”) is based on the average value of Barings BDC’s gross assets (excluding cash and cash equivalents). Because total assets under management will increase as a result of the Merger, the dollar amount of Barings’ base management fee will likely increase as a result of the Merger.
Certain members of the Barings BDC Board, Barings BDC’s senior management and members of Barings’ investment committee have indirect financial and other interests in Barings, as detailed below. Eric Lloyd, Chairman of the Barings BDC Board and the Chief Executive Officer of Barings BDC, also serves as the Global Head of Private Assets of Barings and as a Managing Director of Barings. David Mihalick, a member of the Barings BDC Board, is also the Head of U.S. Public Fixed Income, Head of U.S. High Yield and a Member of Global High Yield Allocation Committee of Barings. As a result of their roles with Barings, such persons may have indirect financial interests in the transactions contemplated by the Merger Agreement, including the Merger, that are different from, and/or in addition to, the interests of Barings BDC stockholders due to Barings’ interests described above.
Approvals Required for the Merger
The obligations of Barings BDC and Sierra to complete the Merger is subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that Barings BDC Common Stock to be issued as part of the Merger Consideration has been approved for listing by the NYSE and that the registration statement on Form N-14 (of which this joint proxy statement/prospectus forms a part) has become effective under the Securities Act. Barings BDC and Sierra have agreed to cooperate with each other and use their reasonable best efforts to obtain all necessary actions or non-actions, consents and approvals from governmental authorities or other persons necessary in connection with the consummations of the transactions contemplated by the Merger Agreement and the making of all necessary registrations and filings (including filings with governmental authorities, if any) and the taking of all commercially reasonable steps as may be reasonably necessary to obtain approval from, or to avoid a proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger.
There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.
Management of the Combined Company Following the Merger
Promptly after the effectiveness of the Merger, Barings BDC shall increase the size of the Barings BDC Board in order to cause two current independent members of the Sierra Board (the “Designees”) to be appointed to the Barings BDC Board as Class II directors as of immediately after the effectiveness of the Merger. Pursuant to the terms of the Merger Agreement, each such Designee shall be selected by Barings BDC at its discretion, shall not be an “interested person” of Barings BDC (as such term is defined in Section 2(a)(19) of the Investment Company Act) and shall have no current or past relationship with KPMG LLP, Barings BDC’s independent public accounting firm, that would cause KPMG LLP not to be deemed independent of Barings BDC under applicable auditor independence standards. The Designees will be chosen by Barings BDC between the date of the Merger Agreement and the Closing Date.

DESCRIPTION OF THE MERGER AGREEMENT
The following summary, which includes certain of material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. Barings BDC and Sierra encourage you to read the Merger Agreement carefully and in its entirety.
Structure of the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into Sierra, whereupon the separate existence of Acquisition Sub will cease, and Sierra will continue as the surviving corporation in the Merger and a wholly-owned subsidiary of Barings BDC (the “Surviving Corporation”). Immediately after the Effective Time, the Surviving Corporation will be merged with and into Barings BDC, whereupon the separate existence of the Surviving Corporation will cease, and Barings BDC will continue as the surviving corporation in the Second Merger.
Closing; Completion of the Proposed Merger
Subject to the satisfaction of various conditions to closing (including approval by Barings BDC’s and Sierra’s stockholders, as described herein), the closing of the First Merger shall take place at 10:00 a.m. (local time) on a date to be specified by Barings BDC and Sierra, but no later than the second business day after the satisfaction or waiver of the conditions to the closing set forth in the Merger Agreement, unless another time, date or place is agreed to in writing by the parties to the Merger Agreement.
Concurrently with the closing of the First Merger, Sierra will cause articles of merger with respect to the First Merger (the “Articles of First Merger”) to be executed and filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) as provided under the Maryland General Corporation Law (the “MGCL”). The First Merger shall become effective on the date and time at which the Articles of First Merger have been accepted for record by the SDAT or at such other date and time as is agreed between Barings BDC and Sierra and specified in the Articles of First Merger.
Immediately after the Effective Time and as part of a single integrated transaction with the First Merger, Barings BDC and the Surviving Corporation shall cause articles of merger with respect to the Second Merger (the “Articles of Second Merger”) to be executed and filed with the SDAT as provided under the MGCL. The Second Merger shall become effective on the date and time at which the Articles of Second Merger have been accepted for record by the SDAT or at such other date and time as is agreed between Barings BDC and Sierra and specified in the Articles of Second Merger.
Merger Consideration
At the Effective Time, each share of Sierra Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares) shall be converted into the right to receive (1) $0.9783641 in cash, without interest, payable by Barings and (2) 0.44973 of a validly issued share of Barings BDC Common Stock (as may be adjusted as described below), plus any cash in lieu of fractional shares. The issuance of shares of Barings BDC Common Stock in connection with the First Merger is referred to herein as the “Barings BDC Stock Issuance.” At the closing of the First Merger, each Canceled Share shall cease to exist, and no consideration or payment shall be delivered therefor or in respect thereof.
If at any time during the period between the signing of the Merger Agreement and the Effective Time, any change in the number of outstanding shares of Barings BDC Common Stock or Sierra Common Stock occurs as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Exchange Ratio and any similarly dependent items shall be appropriately adjusted to provide the same economic effect as contemplated by the Merger Agreement prior to such event (provided that any such adjustment shall not prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code).
No fractional shares of Barings BDC Common Stock will be issued upon the conversion of Sierra Common Stock into Barings BDC Common Stock in connection with the First Merger, and such fractional share interests will not entitle the owner thereof to any Barings BDC Common Stock or to vote or to any other rights of a holder of Barings BDC Common Stock. All fractional shares to which a single record holder of Sierra Common Stock would be otherwise entitled to receive will be aggregated and calculations will be rounded to three decimal places. In lieu of any such fractional shares, each holder of Sierra Common Stock which would otherwise be entitled to such fractional shares will instead be entitled to an amount of cash, without interest, rounded up to the nearest cent, equal to the product of (1) the amount of the fractional interest in a share of Barings BDC Common Stock to which such holder would otherwise be entitled and (2) an amount equal to the average of the volume weighted average price per share of Barings BDC Common Stock on the NYSE (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Barings BDC and Sierra) on each of the five consecutive trading days ending with the third complete trading day immediately prior to the Closing Date).
Conversion of Shares; Exchange of Certificates; Book-Entry Shares
At the Effective Time, each share of Sierra Common Stock issued and outstanding immediately prior to the Effective Time (other than any Canceled Shares) will be automatically converted into and exchanged for the right to receive the Merger Consideration, in all cases without interest. Each such share of Sierra Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist, and the holders of any such share of Sierra Common Stock will thereafter cease to have any rights with respect thereto, except (other than in the case of Canceled Shares) the right to receive the Merger Consideration, to be paid in consideration therefor upon surrender or cancellation (as applicable) of such certificate that immediately prior to the Effective Time represented outstanding shares of Sierra Common Stock or share of Sierra Common Stock held in book-entry form, as well as any dividends to which Sierra stockholders become entitled in accordance with the terms of the Merger Agreement.
After the Effective Time, there will be no registration of transfers on the stock transfer books of Sierra of shares of Sierra Common Stock that that were issued and outstanding immediately prior to the Effective Time. If book-entry shares are presented to the Surviving Corporation for transfer to the Exchange Agent, they will be cancelled against delivery of the applicable Merger Consideration.
Letter of Transmittal; Lost Certificates
As promptly as practicable following the Effective Time and in any event not later than the second business day thereafter, Barings BDC will cause an exchange agent that is appointed prior to the closing of the First Merger (the “Exchange Agent”) to mail to each holder of record of a stock certificate or book entry shares that immediately prior to the Effective Time represented outstanding shares of Sierra Common Stock (1) a letter of transmittal, which will specify that delivery shall be effected, and risk of loss and title to the certificates or book-entry shares, if applicable, shall pass, only upon proper delivery of the certificates or book-entry shares, if applicable, to the Exchange Agent and which shall be in the form and have such other provisions as Barings BDC and Sierra may reasonably specify and (2) instructions for use in effecting the surrender of the certificates or book-entry shares in exchange for (a) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Sierra Common Stock previously represented by such certificates or book-entry shares, (b) the number of shares of Barings BDC Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such certificate or book-entry shares pursuant to the Merger Agreement, (c) any dividends or other distributions payable pursuant to the Merger Agreement and (d) cash in lieu of fractional shares of Barings BDC Common Stock calculated pursuant to the formula set forth in the Merger Agreement and described above.
Upon surrender of a certificate (or affidavit or loss in lieu thereof) or book-entry share for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such certificate or book-entry share shall be entitled to receive in exchange therefor, and Barings BDC and, with respect to the Cash Consideration, Barings, shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two business days following the later to occur of (a) the Effective Time or (b) the Exchange Agent’s receipt of such certificate or book-entry shares (1) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Sierra Common Stock previously represented by such certificates or book-entry shares, (2) the number of shares of Barings BDC Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such certificate or book-entry shares pursuant to the Merger Agreement, (3) any dividends or other distributions payable pursuant to the Merger Agreement and (4) cash in lieu of fractional shares of Barings BDC Common Stock calculated pursuant to the formula set forth in the Merger Agreement and described above, and the certificates or book-entry shares so surrendered shall be canceled. The Exchange Agent shall accept such certificates and book-entry upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the book-entry shares on the cash payable upon the surrender of the certificates book-entry shares.
If any certificate has been lost, stolen or destroyed, then upon the making of an affidavit of that fact (in a form reasonably satisfactory to Barings BDC and the Exchange Agent) by the person claiming such certificate to be lost, stolen or destroyed and, if required by the Exchange Agent, the posting of a bond as indemnity with respect to such certificate, the Exchange Agent will deliver the Merger Consideration to which such person is entitled in respect of such certificate.
Appraisal Rights
No rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL shall be available to holders of Sierra Common Stock with respect to the First Merger or the other transactions contemplated by the Merger Agreement.
Withholding Taxes
Barings BDC, Barings, the Surviving Corporation and the Exchange Agent will be entitled to deduct and withhold from the Merger Consideration and any other amounts payable pursuant to the Merger Agreement to any former holder of Sierra Common Stock such amounts as Barings BDC, Barings, the Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provisions of applicable state, local or foreign tax law. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts shall be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made by Barings BDC, Barings, the Surviving Corporation or the Exchange Agent.
Representations and Warranties
The Merger Agreement contains representations and warranties made by Sierra to Barings BDC and Barings BDC and Acquisition Sub to Sierra, subject, in each case, to specified exceptions and qualifications, relating to, among other things:
•	organization and qualification, including with respect to subsidiaries;
•	capitalization and subsidiaries;
•	power and authority to execute, deliver and perform obligations under the Merger Agreement and absence of conflicts;
•	required government filings and consents;
•	compliance with applicable law and permits;
•	SEC reports, books and records, financial statements and enforcement actions;
•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus;
•	disclosure controls and procedures;
•	absence of certain changes and actions since December 31, 2020;
•	absence of undisclosed liabilities;
•	absence of certain litigation, orders or investigations;
•	employee matters;

•	intellectual property and data privacy matters;
•	tax matters;
•	material contracts;
•	real property matters;
•	environmental matters;
•	state takeover laws;
•
the applicable stockholder votes required to effect, with respect to Sierra, the First Merger, and with respect to Barings BDC, the Barings BDC Stock Issuance including, if applicable, at a price below NAV;

•	brokers’ fees;
•	opinion of financial advisor;
•	insurance coverage;
•	investment assets;
•	in the case of Sierra, appraisal rights of holders of Sierra Common Stock;
•	in the case of Sierra, the Sierra Investment Advisory Agreement;
•	in the case of Sierra, its investment documents for debt and equity investments;
•	in the case of Sierra, tax matters relating to its investments;
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in the case of Barings BDC and Acquisition Sub, sufficiency of funds to consummate the transactions contemplated by the Merger Agreement, including the payment of the Merger Consideration (other than the Cash Consideration);

•	in the case of Barings BDC and Acquisition Sub, solvency matters; and
•	in the case of Barings BDC, the approval by the Barings BDC Board of the increase in the incentive fee hurdle rate in the New Barings BDC Advisory Agreement.
In addition, Barings BDC and Acquisition Sub also make representations to Sierra relating to the absence of agreements or understandings pursuant to which (1) any stockholder of Sierra would be entitled to receive consideration of a different amount or nature than the Merger Consideration, (2) any stockholder of Sierra has agreed to vote to adopt the Merger Agreement or the First Merger or agreed to vote against any Superior Proposal (as defined herein under the heading “—Additional Covenants—No Solicitation”) or (3) a third party has agreed to provide, directly or indirectly, equity capital to Barings BDC or Sierra to finance in whole or in part the First Merger.
The Merger Agreement also contains representations and warranties made by Barings to Sierra, subject, in each case, to specified exceptions and qualifications, relating to:
•	organization and qualification;
•	power and authority to execute, deliver and perform obligations under the Merger Agreement and absence of conflicts;
•	required government filings and consents;
•	compliance with applicable law and permits;
•	absence of certain litigation, orders or investigations;
•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus; and
•	sufficiency of funds to make the payment of the Cash Consideration.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating contractual risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this joint proxy statement/prospectus only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead, should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus.
For purposes of the Merger Agreement, “material adverse effect” with respect to Sierra, Barings BDC or Barings, as applicable, means, any fact, circumstance, event, change, occurrence or effect that would have, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of such party and its subsidiaries, taken as a whole, or (2) the ability of such party to perform its obligations under the Merger Agreement or consummate the transactions contemplated thereby. However, for purposes of the foregoing clause (1) none of the following shall constitute or be taken into account in determining whether a material adverse effect shall have occurred or exists or would reasonably be expected to occur or exist:
•	changes in general economic, financial market, business or geopolitical conditions;
•
general changes or developments in any of the industries or markets in which such party, any of its subsidiaries, or any of the portfolio companies operate (or applicable portions or segments of such industries or markets);

•	changes in any applicable law or applicable accounting regulations or principles or interpretations thereof;
•
any change in the price or trading volume of such party’s securities (or, with respect to Sierra’s, any of Sierra’s portfolio companies’ securities or other financial instruments), in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•
any failure by such party (or, with respect to Sierra, any of its portfolio companies) to meet published analyst estimates or expectations of such party’s (or, with respect to Sierra, any of its portfolio companies’) revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•
any failure by such party (or, with respect to Sierra, any of its portfolio companies) to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•	any outbreak or escalation of hostilities or war or any act of terrorism, any acts of God or natural disasters or any epidemic, pandemic or disease outbreak (including COVID-19);
•
the negotiation, existence, announcement, or the performance of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the initiation of any stockholder litigation with respect to the Merger Agreement or the transactions contemplated thereby or any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any portfolio companies of Sierra or Barings BDC, as applicable, or any loss or diminution of rights or privileges, or any creation of, increase in or acceleration of obligations, pursuant to any contract or otherwise, on the part of Sierra or Barings BDC or their respective subsidiaries or portfolio companies;

•	any action taken by such party or any of its subsidiaries (or, with respect to Sierra, any of its portfolio companies), in each case which is required or expressly permitted by the Merger Agreement;
•	any actions taken (or omitted to be taken) at the written request of Sierra or Barings, as applicable, to the extent taken in accordance with such request;
•
any termination, expiration or non-renewal of any Sierra or Barings BDC material contract, as applicable, or any financing arrangement, or any notice of such termination or non-renewal, other than as a result of any material breach by Sierra or Barings BDC, as applicable, or any of their respective subsidiaries of the terms of any such material contract; and

•	in the case of Sierra, the termination of the employment of any person employed by a portfolio company;
provided that the facts, circumstances, events, changes, occurrences or effects set forth in the first, second, third and seventh bullets above shall be taken into account in determining whether a material adverse effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on such party and its subsidiaries, taken as a whole, relative to the other participants in the industries in which such party and its subsidiaries operate.
Interim Operations of Sierra
Under the Merger Agreement, Sierra has agreed that, between the date of the Merger Agreement and the closing of the Merger (or until the earlier termination of the Merger Agreement), except (1) as may be required by law, (2) as may be agreed in writing by Barings BDC (which consent shall not be unreasonably withheld, delayed or conditioned), (3) as may be expressly contemplated or permitted by the Merger Agreement or (4) as set forth in its disclosure letter to the Merger Agreement, Sierra will, and will cause each of its subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business and in a manner consistent with past practice in all material respects and will not, and will not permit any of its subsidiaries to, take certain specified actions. In particular, Sierra will not, and will not permit any of its subsidiaries to:
•	amend or otherwise change Sierra’s charter or bylaws (or, in any material respect, such equivalent organizational or governing documents of any of its subsidiaries);
•
except for transactions solely among Sierra and its wholly owned subsidiaries, split, combine, reclassify, redeem, purchase, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests of Sierra or its subsidiaries (other than any wholly owned subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;

•
except for transactions solely among Sierra and its wholly owned subsidiaries, issue, sell, pledge, dispose, encumber or grant any (1) shares of its or its subsidiaries’ capital stock, (2) options, warrants, convertible securities or other rights of any kind to acquire any shares of Sierra’s or its subsidiaries’ capital stock or (3) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Sierra or any of its subsidiaries;

•
declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to Sierra’s or any of its subsidiaries’ capital stock or other equity interests, other than (1) dividends and distributions paid by any subsidiary of Sierra to Sierra or any of its subsidiaries, (2) regular cash distributions payable by Sierra in an aggregate amount not to exceed $0.03 per share of Sierra Common Stock per quarter or (3) a Sierra Tax Dividend;

•
acquire or dispose of (including by merger, consolidation or acquisition of stock or assets), or lease or license or otherwise sell, transfer or encumber, any material assets other than equity interests and loans to be acquired by Barings BDC in the Merger (“acquired investments”), except (1) acquisitions among Sierra and its wholly owned subsidiaries or (2) acquisitions of assets with aggregate purchase prices not exceeding $5.0 million, provided that this does not apply with respect to acquired investments;

•	incur any indebtedness or guarantee any indebtedness of any person;
•
amend in any material respect any Sierra material contract which cannot be terminated without material penalty upon notice of 30 days or less; provided that this does not apply to acquired investments;

•
make any investments (including a loan, guarantee, equity investment, cash contribution or otherwise) (1) with respect to any portfolio company in which an investment specified in Sierra’s disclosure letter to the Merger Agreement (a “specified investment”) has been made, (2) with respect to an existing portfolio company other than one in which a specified investment has been made, that are greater in the aggregate than the lesser of (x) 10% of the fair market value of such existing investment in such portfolio company as of June 30, 2021 as reflected in the schedule of investments included in Sierra’s Quarterly Report on Form 10-Q filed with the SEC on August 13, 2021 (“Sierra’s Second Quarter 10-Q”) and (y) $500,000 or (3) in any portfolio company in which Sierra does not own an investment as of the date of the Merger Agreement;

•
dispose of (including by merger, consolidation or acquisition or disposition of stock or assets), forgive any amount under or lease or license or otherwise sell, transfer or encumber, all or any portion of an acquired investment, other than (1) the sale of an acquired investment listed in Sierra’s disclosure letter to the Merger Agreement for cash consideration not less than 98% of the value of such investment as set forth in such disclosure letter or (2) sales of assets with an aggregate fair market value as of June 30, 2021 as reflected in the schedule of investments included in Sierra’s Second Quarter 10-Q not exceeding $5.0 million for cash consideration not less than 98% of the value set forth in such schedule of investments; provided, that Sierra and its subsidiaries shall be permitted to encumber assets, including acquired investments, to the extent required to take such action under the Existing Sierra Loan Agreement (as defined below);

•
make any material change to its methods of accounting, except (1) as required by United States generally accepted accounting principles, consistently applied in accordance with past practice (“GAAP”) (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization), (2) to permit the audit of Sierra’s financial statements in compliance with GAAP, (3) as required by a change in applicable law or (4) as disclosed in Sierra’s public filings with the SEC prior to the date of the Merger Agreement;

•
(1) make, change or revoke any material tax election, (2) change any material method of tax accounting other than in the ordinary course of business, (3) file any material amended tax return other than in the ordinary course of business, (4) settle or compromise any audit or proceeding relating to a material amount of taxes, (5) agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes, (6) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign law) with respect to any material tax or (7) surrender any right to claim a material tax refund;

•
change Sierra’s investment objectives, or enter into a new line of business outside Sierra’s investment objectives, in each case as described in Sierra’s SEC reports (provided, that this prohibition does not apply to any Sierra portfolio company);

•
(1) modify, amend or waive any of the material terms, covenants or conditions of any investment document relating to (w) any acquired investment with a fair market value equal to or greater than $3.5 million as of June 30, 2021 as reflected in the schedule of investments included in Sierra’s Second Quarter 10-Q, (x) any acquired investment that was a control investment of Sierra as of the date of the Merger Agreement, (y) any acquired investment set forth in Sierra’s disclosure letter to the Merger Agreement or (z) any acquired investment in a portfolio company that is in default under the applicable investment documents, or (2) authorize the acceleration or prepayment (partial or in full, other than a prepayment at the option of the borrower) of (w) any acquired investment with a fair market value equal to or greater than $3.5 million as of June 30, 2021 as reported in the schedule of investments included in Sierra’s Second Quarter 10-Q, (x) any acquired investment that was a control investment of Sierra as of the date of the Merger Agreement, (y) any acquired investment set forth in Sierra’s disclosure letter to the Merger Agreement or (z) any acquired investment in a portfolio company that is in default under the applicable investment documents;

•	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Sierra;

•
(1) increase the compensation or benefits payable or that may become payable to any of its directors, (2) enter into, adopt, or establish any employee benefit plan, program, agreement, arrangement or policy, including without limitation any employment, severance, change of control or retention agreement or “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (3) hire any employee or individual consultant;

•
modify any provision of the acquired loan documents that (i) alters the order of application of proceeds or the pro rata sharing of payments required thereby, (ii) alters the provisions relating to maturity, lender commitments, mandatory prepayments, scheduled amortization, interest rates (including the composition thereof), subordination and/or intercreditor arrangements, lender consent requirements or amendments or (iii) releases any security or collateral for any acquired loan (other than releases required under the applicable investment documents or the ordinary course release of funds from escrow or reserve accounts required by the applicable investment documents); provided, however, that it will not be a violation of this prohibition if any such modification was not proposed, approved or consented to by Sierra; or

•	enter into any agreement to do any of the foregoing.
In accordance with Sierra's agreement not to issue, sell or grant any shares of its capital stock, Sierra suspended its distribution reinvestment plan.
Interim Operations of Barings BDC
Similarly, Barings BDC has agreed that, between the date of the Merger Agreement and the closing of the First Merger (or until the earlier termination of the Merger Agreement), except (1) as may be required by law, (2) as may be agreed in writing by Sierra (which consent shall not be unreasonably withheld, delayed or conditioned), (3) as may be expressly contemplated or permitted by the Merger Agreement or (4) as set forth in its disclosure letter to the Merger Agreement, Barings BDC will, and will cause each of its subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business and in a manner consistent with past practice in all material respects, and Barings BDC will not, and will not permit any of its subsidiaries to, take certain specified actions. In particular, Barings BDC will not, and will not permit any of its subsidiaries to take the following actions:
•	amend or otherwise change the organizational documents of Barings BDC (or, in any material respect, such equivalent organizational or governing documents of any of its subsidiaries);
•
except for transactions solely among Barings BDC and its wholly owned subsidiaries, split, combine, reclassify, redeem, purchase, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests of Barings BDC or its subsidiaries (other than any wholly owned subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;

•
except for transactions solely among Barings BDC and its wholly owned subsidiaries or in connection with Barings BDC’s dividend reinvestment plan, issue, sell or grant any (1) shares of its or its subsidiaries’ capital stock, (2) options, warrants, convertible securities or other rights of any kind to acquire any shares of its or its subsidiaries’ capital stock or (3) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Barings BDC or any of its subsidiaries;

•
declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to Barings BDC’s or any of its subsidiaries’ capital stock or other equity interests, other than (1) dividends and distributions paid by any subsidiary of Barings BDC to Barings BDC or any of its subsidiaries, (2) regular quarterly cash distributions payable by Barings BDC on a quarterly basis consistent with past practices and Barings BDC’s investment objectives and policies as publicly disclosed on or prior to the date of the Merger Agreement or (3) the authorization and payment of any dividend or distribution necessary for Barings BDC to maintain its qualification as a RIC, as reasonably determined by Barings BDC;

•
acquire or dispose of (including by merger, consolidation or acquisition or sale of stock or assets) or lease or license or otherwise sell or transfer, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof outside the ordinary course of business in a transaction that would require approval of the Barings BDC’s stockholders or would reasonably be expected to require a material delay (i.e., more than 10 days) in preparing or mailing the Form N-14, a material delay or postponement in the timing of the Barings BDC Special Meeting or a material delay in the closing of the First Merger, provided that this does not prohibit (1) transactions solely among Barings BDC and its wholly owned subsidiaries and (2) acquisitions and sales of Barings BDC’s portfolio companies, interests therein or assets thereof in the ordinary course of Barings BDC’s business consistent with past practice and in accordance with its investment objectives, policies and restrictions;
•
make any material change to Barings BDC’s method of accounting, except (1) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization), (2) to permit the audit of Barings BDC’s financial statements in compliance with GAAP, (3) as required by a change in applicable law or (4) as disclosed in Barings BDC’s SEC filings prior to the date of the Merger Agreement;

•
(1) make, change or revoke any material tax election, (2) change any material method of tax accounting other than in the ordinary course of business, (3) file any material amended tax return other than in the ordinary course of business, (4) settle or compromise any audit or proceeding relating to a material amount of taxes, (5) agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes, (6) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign law) with respect to any material tax or (7) surrender any right to claim a material tax refund;

•
change Barings BDC’s investment objectives or enter into a new line of business outside Barings BDC’s investment objectives, in each case as described in Barings BDC’s SEC reports, provided that this prohibition does not apply in any way to any Barings BDC portfolio company;

•	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Barings BDC;
•	amend, terminate, modify or waive any material rights under the Existing Barings BDC Advisory Agreement in a manner adverse to Barings BDC;
•
(1) increase in any material respect the compensation or benefits payable or that may become payable to any of its directors or (2) enter into, adopt, or establish any employee benefit plan, program, agreement, arrangement or policy, including without limitation any employment, severance, change of control or retention agreement or “employee benefit plan” within the meaning of Section 3(3) of ERISA; or

•	enter into any agreement to do any of the foregoing.
Additional Covenants
Sierra and Barings BDC have agreed to additional covenants between the execution of the Merger Agreement and the closing of the Merger including, but not limited to, the following matters:
Preparation of the Form N-14 and Proxy Statement
Sierra and Barings BDC shall cooperate to prepare this joint proxy statement/prospectus and Form N-14 as promptly as practicable after the execution of the Merger Agreement and (ii) Barings BDC shall file with the SEC the Form N-14, in which this joint proxy statement will be included as a prospectus, in connection with the registration under the Securities Act of Barings BDC Common Stock to be issued in the First Merger as promptly as practicable following the date of the Merger Agreement but no later than 40 business days following the date of the Merger Agreement. Each of Barings BDC and Sierra will use its reasonable best efforts to (1) cause the Form N-14 and this joint proxy statement/prospectus to comply with the applicable rules and regulations promulgated by the SEC and (2) have the Form N-14, of which this joint proxy statement/prospectus is a part, declared effective under the Securities Act as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, Barings BDC will take all action reasonably required to be taken under any applicable state securities laws in connection with the issuance of shares of Barings BDC Common Stock in the First Merger. Each of Barings BDC and Sierra will furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and this joint proxy statement/prospectus. As promptly as practicable after the Form N-14 shall have become effective, each of Barings BDC and Sierra will use its reasonable best efforts to cause this proxy statement to be mailed to their respective stockholders. No filing of, or amendment or supplement to, the Form N-14 will be made by Barings BDC, and no filing of, or amendment or supplement to, the Joint Proxy Statement will be made by Sierra, in each case without providing the other party with a reasonable opportunity to review and comment thereon. Barings BDC and Sierra will cooperate to correct any misstatements of material facts or omissions of material facts from the Form N-14 and this joint proxy statement/prospectus, and shall coordinate with one another in connection with the receipt of comments or requests for amendments or supplements by the SEC.
Sierra and Barings BDC Special Meetings
Subject to the earlier termination of the Merger Agreement in accordance with the terms of the Merger Agreement, Sierra and Barings BDC will each, as soon as reasonably practicable following the effectiveness of the Form N-14, duly call, give notice of, convene and hold a special meeting of its respective stockholders for the purpose of seeking, in the case of Sierra, the Sierra Stockholder Approval or, in the case of Barings BDC, the Barings BDC Stockholder Approval; provided, that Sierra and Barings BDC, as applicable, may postpone or adjourn the Special Meetings to a later date (1) with the prior consent of Barings BDC or Sierra, as applicable (which consent shall not be unreasonably withheld, conditioned or delayed), (2) for the absence of a quorum (not to exceed 120 days from the original record date), (3) to allow reasonable additional time (not to exceed 120 days from the original record date) to obtain approval of the First Merger or solicit additional proxies to obtain the Sierra Stockholder Approval or the Barings BDC Stockholder Approval, whether or not a quorum is present, (4) if required by applicable law or (5) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Sierra Board or the Barings BDC Board (after consultation in each case with outside legal counsel), the failure to do so would be inconsistent with Sierra or Barings BDC’s directors’ duties under applicable law.
The Sierra Board has approved and declared advisable the Merger Agreement and the transactions contemplated thereby and recommended that Sierra stockholders vote to approve the First Merger (the “Sierra Board Recommendation”). Except as expressly provided by the Merger Agreement, neither the Sierra Board nor any committee thereof will (1) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Sierra Board Recommendation, in each case in a manner materially adverse to Barings BDC, (2) fail to include the Sierra Board Recommendation in this joint proxy statement/prospectus or (3) approve, determine to be advisable or recommend, or propose publicly to approve, determine to be advisable or recommend, any Competing Proposal (as defined herein under the heading “—Additional Covenants—No Solicitation”) (each such action in (1), (2) and (3) being referred to as a “Sierra Adverse Recommendation Change”). Notwithstanding any Sierra Adverse Recommendation Change, unless the Merger Agreement is terminated in accordance with its terms, the obligations of the parties thereunder will continue in full force and effect and such obligations will not be affected by the commencement, public proposal, public disclosure or communication to Sierra of any Competing Proposal (whether or not a Superior Proposal or any Intervening Event (each as defined herein under the heading “—Additional Covenants—No Solicitation”)).
The Barings BDC Board has approved and declared advisable the Merger Agreement and the transactions contemplated thereby and recommended that Barings BDC stockholders approve the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal (the “Barings BDC Board Recommendation”) and the other matters presented for Barings BDC stockholder approval in this joint proxy statement/prospectus. Neither the Barings BDC Board nor any committee thereof shall (x) withhold, withdraw, modify, qualify, or propose publicly to withhold, withdraw, modify or qualify the Barings BDC Board Recommendation, in each case in a manner materially adverse to Sierra or (y) fail to include the Barings BDC Board Recommendation in this joint proxy statement/prospectus.
Appropriate Actions; Consents; Filings
Each of the parties to the Merger Agreement will use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the First Merger set forth in the Merger Agreement to be satisfied, including using reasonable best efforts to accomplish the following: (1) the obtaining of all necessary actions or non-actions, consents and approvals from governmental authorities or other persons necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the First Merger, and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the First Merger; (2) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby, including the First Merger, performed or consummated by such party in accordance with the terms of the Merger Agreement; and (3) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of the Merger Agreement and to carry out fully the purposes of the Merger Agreement. Each of Sierra, Barings BDC and Acquisition Sub will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a governmental authority or in connection with any proceeding initiated by a private party. Neither Sierra nor Barings BDC are required to take or commit to take any actions under this covenant of the Merger Agreement that would or would reasonably be expected to result in a material adverse effect on the part of Barings BDC or Sierra.
To the extent required by applicable law, Barings BDC and Sierra will, as promptly as reasonably practicable after the execution of the Merger Agreement, make and not withdraw its respective filings under the HSR Act.
Access to Information; Confidentiality
Upon reasonable notice, each of Sierra and Barings BDC shall (and shall cause each of its subsidiaries to) afford reasonable access to the other’s representatives, in a manner not disruptive to the operations of the business of such party, during normal business hours and upon reasonable notice throughout the period prior to the closing of the Merger (or until the earlier termination of the Merger Agreement), to its and its subsidiaries properties, books and records and personnel and, during such period, shall (and shall cause each of its subsidiaries to) furnish promptly to such representatives all information concerning the business, properties and personnel of such party and its subsidiaries as may reasonably be requested.
No Solicitation
Sierra has agreed to, and to cause its subsidiaries and instruct its representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”).
In addition, except as otherwise permitted by the Merger Agreement, until the closing of the Merger (or until the earlier termination of the Merger Agreement), Sierra shall not, and shall cause its subsidiaries and instruct its representatives, not to directly or indirectly:
•
initiate, solicit or knowingly encourage or facilitate (including by way of furnishing or disclosing non-public information) any Inquiries or the making, submission or implementation of any Competing Proposal;

•
enter into any agreement, arrangement or discussions with respect to any Competing Proposal or enter into any contract requiring it to abandon, terminate or fail to consummate the Merger, including, in the case of an agreement or contract, any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement (collectively, a “Competing Agreement”); or

•	initiate or engage in negotiations or discussions with respect to, or that could reasonably be expected to lead to, a Competing Proposal.
Notwithstanding the foregoing, Sierra is permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to Sierra or any of its subsidiaries solely for the purpose of allowing such third-party to submit a Competing Proposal.
If, at any time prior to the date that the Sierra Stockholder Approval is obtained, Sierra (or its representatives on Sierra’s behalf) receives an unsolicited bona fide written Competing Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement from any third party, Sierra and its representatives may contact such third party to clarify the terms and conditions thereof. In addition, Sierra and the Sierra Board and its representatives may engage or participate in negotiations or substantive discussions with, or furnish any information and other access, to any third party making such Competing Proposal and its representatives, affiliates and prospective debt and equity financing sources only where:
•
such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and a failure to do so would be inconsistent with the Sierra directors’ duties under applicable law;

•
prior to furnishing any material non-public information concerning Sierra and its subsidiaries, Sierra receives from such person, to the extent such person is not already subject to a confidentiality agreement with Sierra, a confidentiality agreement containing confidentiality terms that are not materially less favorable in the aggregate to Sierra than those contained in the confidentiality agreement between Sierra and Barings BDC (an “Acceptable Confidentiality Agreement”); and

•
Sierra shall (subject to the terms of any confidentiality agreement existing prior to the date of the Merger Agreement) promptly (and in any event within 24 hours) provide or make available to Barings BDC any non-public information concerning it or its subsidiaries that it provides to any third party given such access was not previously made available to Barings BDC and its representatives.

Until the closing of the Merger (or the earlier termination of the Merger Agreement), Sierra shall, as promptly as reasonably practicable, and in any event within two business days, of receiving and Inquiry or Competing Proposal, notify Barings BDC of such Inquiry or Competing Proposal (including the identity of the person (or group of persons) making such Inquiry or Competing Proposal and, if applicable, the material terms and conditions of any such Competing Proposal and copies of any written materials received by Sierra in connection with any of the foregoing.
Sierra will also keep Barings BDC informed on a reasonably current basis of the status and material terms and conditions (including amendments or proposed amendments) of any such Inquiry or Competing Proposal.
The Sierra Board shall not effect a Sierra Adverse Recommendation Change and shall not approve or recommend, or allow Sierra or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement), and neither the Sierra Board nor any committee thereof will resolve, agree or publicly propose to take any such actions, except as follows. At any time prior to the receipt of the Sierra Stockholder Approval, the Sierra Board may (A) effect a Sierra Adverse Recommendation Change if, upon the occurrence of an Intervening Event, the Sierra Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would be inconsistent with the Sierra directors’ duties under applicable law or (B) authorize, adopt or approve a Superior Proposal and cause or permit Sierra to enter into a definitive agreement with respect to such Superior Proposal (an “Alternative Acquisition Agreement”) if Sierra has received a bona fide written Competing Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement that the Sierra Board has determined in good faith, after consultation with its outside professional advisors, constitutes a Superior Proposal, provided in the case of both clause (A) and (B) above that:
•
Sierra shall have provided prior written notice to Barings BDC, at least three business days in advance, that it intends to effect a Sierra Adverse Recommendation Change and/or terminate the Merger Agreement, which notice shall specify in reasonable detail the basis for the Sierra Adverse Recommendation Change and/or termination and, in the case of a Superior Proposal, the identity of the person or group of persons making such Superior Proposal and the material terms and conditions thereof and copies of the proposed transaction documents, or (B) in the case of an Intervening Event, reasonable detail regarding the Intervening Event;

•
after providing such notice and prior to effecting such Sierra Adverse Recommendation Change and/or terminating the Merger Agreement, Sierra shall have negotiated, and shall have caused its representatives to be available to negotiate, with Barings BDC and Acquisition Sub in good faith (to the extent Barings BDC and Acquisition Sub desire to negotiate) during such three business day period to make such adjustments to the terms and conditions of the Merger Agreement as would obviate the need for Sierra to effect the Sierra Adverse Recommendation Change and/or terminate the Merger Agreement (provided that any change to the financial or other material terms of the Superior Proposal giving rise to this notice shall require a new notice and a new two business day period); and
•
following the end of such negotiation period, the Sierra Board shall have determined in good faith, after consultation with its outside legal counsel and, with respect to clause (A) below, its financial advisor, taking into account any changes to the Merger Agreement proposed in writing by Barings BDC in response to the notice of the Sierra Adverse Recommendation and/or notice of a Superior Proposal, that (A) the Superior Proposal giving rise to the notice of Superior Proposal continues to be a Superior Proposal or (B) in the case of an Intervening Event, the failure of the Sierra Board to effect a Sierra Adverse Recommendation Change would continue to be inconsistent with Sierra’s directors’ duties under applicable law.

For purposes of the Merger Agreement:
•
“Competing Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or group (as defined in Section 13(d) of the Exchange Act) of persons (other than Barings BDC, Acquisition Sub or any affiliate thereof) (1) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving Sierra or any of its subsidiaries, (2) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (a) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 20% or more of the total assets, net revenue or net income of Sierra and its subsidiaries, taken as a whole, for the 12 month period ending on the last day of Sierra’s then most recently completed fiscal quarter, or (b) 20% or more of the outstanding shares of capital stock of, or other equity or voting interests in, Sierra or in any of its subsidiaries, in each case other than the Merger, or (3) to replace SIC Advisors as Sierra’s investment adviser and become the primary investment adviser to Sierra (other than in connection with a transaction covered in the foregoing clause (1) or (2)), whether or not such change is coupled with a capital infusion into Sierra, a purchase of shares of Sierra or a commitment to provide credit support to Sierra (or an undertaking to make such a capital infusion, purchase of shares or to provide credit support).

•
“Superior Proposal” means an unsolicited Competing Proposal (with all percentages in the definition of Competing Proposal increased to 50%) made by a third party that did not result from a breach of the no solicitation provisions of the Merger Agreement that the Sierra Board determines in good faith, after consultation with its financial advisor and outside legal advisors, and considering such factors as the Sierra Board considers to be appropriate, (1) is more favorable from a financial point of view to Sierra stockholders than the transactions contemplated by the Merger Agreement (including any revisions to the terms of the Merger Agreement committed to by Barings BDC to Sierra in writing in response to such Competing Proposal made to Sierra under the Merger Agreement), (2) is reasonably likely to be consummated (taking into account, among other things, legal, financial, regulatory and other aspects of such proposal, including any conditions and the identity of the offeror) on a timely basis, and (3) in respect of which any financing required has been determined by the Sierra Board to be reasonably likely to be obtained as evidenced by a written commitment of a reputable financing source.

•
“Intervening Event” means a material event, occurrence, development or change in circumstances with respect to Sierra and its subsidiaries, taken as a whole, that occurred or arose after the date of the Merger Agreement, which was unknown to, nor reasonably foreseeable by, the Sierra Board as of the date of the Merger Agreement and becomes known to or by the Sierra Board prior to the time the Sierra Stockholder Approval is obtained; provided, however, that the receipt, existence of or terms of an Inquiry or Competing Proposal or any matter relating thereto or consequence thereof will not constitute or be considered in determining whether there has been, an Intervening Event.

Directors’ and Officers’ Indemnification and Insurance
Barings BDC and Acquisition Sub have agreed that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the closing of the Merger, whether asserted or claimed prior to, at or after the closing of the Merger (including any matters arising in connection with the transactions contemplated by the

Merger Agreement), existing as of the date of the Merger Agreement in favor of the current or former directors, officers, managers, or employees, as the case may be, of Sierra, its subsidiaries or affiliates, including, but not limited to officers and employees of SIC Advisors, Sierra’s investment adviser, to the extent related to the management of Sierra (the “D&O Indemnified Parties”) as provided in their respective organizational documents or any contract as in effect on the date of the Merger Agreement shall continue in full force and effect Barings BDC has also agreed to:
•
indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, proceeding or investigation arises out of or pertains to: (1) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of Sierra, its investment adviser or any of its subsidiaries prior to the closing of the Merger, or (2) the Merger Agreement or the transactions contemplated thereby; and

•
pay in advance of the final disposition of any such claim, proceeding or investigation the expenses (including attorneys’ fees) of such D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined that such D&O Indemnified Party is not entitled to be indemnified by applicable law.

Notwithstanding anything to the contrary contained in the Merger Agreement, Barings BDC will not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, proceeding or investigation, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, proceeding or investigation from all liability arising out of such claim, proceeding or investigation.
Barings BDC has agreed to, and will cause its subsidiaries to purchase and maintain in full force and effect, a six year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by Sierra as of the date of the Merger Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the closing of the Merger, including the transactions contemplated by the Merger Agreement (provided that Barings BDC will not be required to pay a total premium for such tail policy in excess of 300% of the annual premium currently paid by Sierra for such insurance, but in such case shall purchase as much of such coverage as possible for such amount).
Notification of Certain Matters
Subject to applicable law, Sierra will give prompt written notice to Barings BDC, and Barings BDC will give prompt written notice to Sierra, of (1) any notice or other communication received by such party from any governmental authority in connection with the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement, or from any person alleging that the consent of such person is or may be required in connection with the Merger or the transactions contemplated by the Merger Agreement, if the subject matter of such communication or the failure of such party to obtain such consent could be material to Sierra, the Surviving Corporation or Barings BDC, and (2) any claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement.
Public Announcements
Except as otherwise provided in the Merger Agreement, prior to any Sierra Adverse Recommendation Change, each of Sierra, Barings BDC and Acquisition Sub will consult with each other before issuing any press release or public announcement with respect to the Merger Agreement or the transactions contemplated thereby, and none of the parties or their affiliates shall issue any such press release or public announcement prior to obtaining the other parties’ written consent (which consent shall not be unreasonably withheld or delayed), except that no consent shall be required to the extent disclosure may be required by applicable law. Sierra may, without Barings BDC’s or Acquisition Sub’s consent, communicate to its employees, portfolio companies, customers, suppliers and consultants in a manner consistent with prior communications of Sierra or in a manner that is consistent with a communications plan previously agreed to by Barings BDC and Sierra.

Acquisition Sub
Barings BDC will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under the Merger Agreement and to consummate the First Merger on the terms and conditions set forth in the Merger Agreement and (b) ensure that, prior to the Effective Time, Acquisition Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by the Merger Agreement.
No Control of the Other Party’s Business
Nothing contained in the Merger Agreement is intended to give Barings BDC or Sierra, directly or indirectly, the right to control or direct the operations of the other party or its subsidiaries prior to the closing of the Merger. Prior to the closing of the Merger, each of Barings BDC and Sierra will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its and its subsidiaries’ operations.
Rule 16b-3 Matters
Prior to the closing of the Merger, each of Barings BDC and Sierra will take all such steps as may be required to cause any dispositions or deemed dispositions of Sierra Common Stock (including derivative securities with respect to Sierra Common Stock) or acquisitions or deemed acquisitions of Barings BDC Common Stock (including derivative securities with respect to Barings BDC Common Stock) resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Sierra or will become subject to such reporting requirements with respect to Barings BDC, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable law.
Repayment of Existing Sierra Loan Agreement
At least five business days prior to the Closing Date, Sierra will deliver to Barings BDC draft copies of customary payoff letters (the “Payoff Letters”) with respect to the credit facility under the Amended and Restated Loan Agreement, dated as of September 29, 2017, by and among Alpine Funding LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, the financing providers from time to time party thereto, Sierra’s investment adviser, as the portfolio manager, and the collateral administrator, collateral agent and securities intermediary party thereto, as amended by Amendment No. 1 to Amended and Restated Loan Agreement, dated as of November 18, 2020, among Alpine Funding LLC, Sierra’s investment adviser, the financing providers thereto, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator, and JPMorgan Chase Bank, National Association, as administrative agent (the “Existing Sierra Loan Agreement”), and, on or prior to the Closing Date, Barings BDC will deliver to Sierra an executed copy of the Payoff Letters to be effective upon the closing of the Merger. Sierra will, and will cause its subsidiaries to, deliver all the documents required for the termination of commitments under the Existing Sierra Loan Agreement, subject to the closing of the First Merger and the repayment in full of all obligations then outstanding thereunder.
Certain Tax Matters
Each of Sierra, Barings BDC and Acquisition Sub will use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification. Each of Sierra, Barings BDC and Acquisition Sub shall report the Merger and the other transactions contemplated by the Merger Agreement in a manner consistent with the intended tax treatment of the Merger.
During the period from the date of the Merger Agreement to the closing of the Merger, each of Barings BDC and Sierra will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of the other party, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such party to fail to qualify as a RIC.
Each of Sierra and Barings BDC will use its reasonable best efforts to obtain the tax opinion described in the fourth bullet point under the heading “—Conditions to Closing the First Merger—Conditions to the Obligation of Sierra to Effect the First Merger,” including making representations and covenants requested by tax counsel in order to render such tax opinion.

Stock Exchange Listing
Barings BDC will use its best efforts to cause the shares of Barings BDC Common Stock to be issued in connection with the First Merger to be approved for listing on the NYSE, subject to official notice of issuance, at or prior to the closing of the Merger.
Takeover Statutes and Provisions
None of Sierra, Barings BDC or the Acquisition Sub will take any action that would cause the First Merger and related transactions to be subject to requirements imposed by any takeover statutes. Each of Sierra and Barings BDC will take all necessary steps within its control to exempt (or ensure the continued exemption of) the First Merger from, or if necessary challenge the validity or applicability of, any applicable takeover statute, as now or hereafter in effect.
Stockholder Litigation
Each of Sierra and Barings BDC will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by Sierra stockholders or Barings BDC stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby. Each of Sierra and Barings BDC (1) shall provide the other party with prompt written notice of any such proceeding brought by its stockholders and keep the other party reasonably informed of any material developments in connection therewith and (2) shall not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
Update to NAV
No later than the close of business on the 10th business day immediately following the end of each calendar month ending after the date of the Merger Agreement, Sierra shall deliver to Barings BDC its estimated NAV as of the end of such month.
Coordination of Dividends
Barings BDC and Sierra shall coordinate with each other in designating the record and payment dates for any dividends or distributions to its stockholders, including a Sierra Tax Dividend, declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might occur.
For purposes of the Merger Agreement and this joint proxy statement/prospectus, a “Sierra Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year, or any other dividend or distribution necessary for Sierra to maintain its qualification as a RIC, as reasonably determined by Sierra.
Credit Support Agreement; Barings BDC Trading Plan
Promptly following the closing of the Merger, Barings and Barings BDC shall enter into the Credit Support Agreement, the form of which will be prepared in reasonable consultation with Sierra on or prior to the Closing Date. The Credit Support Agreement will provide for enhancement of stockholder credit in an aggregate amount of up to $100.0 million on substantially the terms set forth as an exhibit to the Merger Agreement. A summary of the material terms of the Credit Support Agreement is attached hereto Annex C.
The Barings BDC Board agreed to announce, promptly following the Closing Date, Barings BDC’s commitment (the “Parent Trading Plan”) to purchase up to $30.0 million worth of shares of Barings BDC Common Stock in the aggregate in open market transactions, at the then-current market price, if the shares of Barings BDC

Common Stock trade below a specified the target net asset value per share during the twelve (12) month period commencing upon the first day of the Parent Trading Plan, subject to Barings BDC’s compliance with its covenant and regulatory requirements. Purchases made pursuant to this trading plan shall be in accordance with Rule 10b-18 under the Exchange Act.
Sierra Investment Advisory Agreement
Sierra agreed that the Sierra Board will, consistent with the requirements of Section 15 of the Investment Company Act, take all commercially reasonable steps to ensure the effectiveness of the Sierra Investment Advisory Agreement at all times between the date of the Merger Agreement and the earlier of the Effective Time and the date, if any, on which the Merger Agreement is validly terminated. In addition, the Merger Agreement contemplates that (a) the Sierra Investment Advisory Agreement might be automatically terminated as a result of its “assignment” (as defined in the Investment Company Act) and (b) the Sierra Board may determine in good faith, after consultation with Barings, to terminate the Sierra Investment Advisory Agreement or, if applicable, an Interim Investment Advisory Agreement (as defined below) because SIC Advisors is no longer performing its duties and obligations under the Sierra Investment Advisory Agreement or such Interim Investment Advisory Agreement. In either event, the Sierra Board, subject to its fiduciary obligations under applicable law, will approve an interim investment advisory agreement (an “Interim Investment Advisory Agreement”) for Sierra with, in the case of clause (a) above, SIC Advisors or, in the case of clause (b) above, such other entity chosen in good faith by the Sierra Board (subject to the consent of Barings, such consent not to be unreasonably delayed, conditioned or withheld) in accordance with Rule 15a-4 under the Investment Company Act, to become effective immediately following the event resulting in the “assignment” or termination of the Sierra Investment Advisory Agreement (or as soon as practicable thereafter) and remain in effect until the earlier of the Effective Time or 150 days after the effective date of the termination of the Sierra Investment Advisory Agreement. An Interim Investment Advisory Agreement will contain terms and conditions that are, taken as a whole, substantially the same in all material respects as the terms and conditions of the Sierra Investment Advisory Agreement (except for changes thereto to the extent necessary to comply with Rule 15a-4 under the Investment Company Act). Sierra and Barings have agreed, under circumstances when SIC Advisors is going to be replaced, to negotiate in good faith for Barings to serve as Sierra’s investment adviser under the terms of the Interim Investment Advisory Agreement.
Voting Agreement
Barings agreed to vote all shares of Barings BDC Common Stock over which it has voting power (other than in a fiduciary capacity) in favor of the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal.
Conditions to Closing the First Merger
Conditions to Each Party’s Obligation to Effect the First Merger
The obligations of each party to complete the First Merger are subject to the satisfaction or (to the extent permitted by law) waiver at or prior to the closing of the First Merger of the following conditions:
•	Sierra shall have obtained the Sierra Stockholder Approval and Barings BDC shall have obtained the Barings BDC Stockholder Approval;
•
the issuance of Barings BDC Common Stock in connection with the First Merger and the issuance of shares of Barings BDC Common Stock upon the conversion of any instruments exchangeable therefor or convertible thereto shall have been approved for listing on the NYSE, subject to official notice of issuance;

•
the Form N-14 (of which this joint proxy statement/prospectus is a part) shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order;

•
any applicable waiting period (and any extension thereof) under the HSR Act, the EU Merger Regulation or any other antitrust laws relating to the consummation of the First Merger shall have expired or early termination thereof shall have been granted; and

•
no governmental authority of competent jurisdiction shall have promulgated, issued or entered any law or order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the First Merger.

Conditions to Obligations of Barings BDC and Acquisition Sub to Effect the First Merger
The obligations of Barings BDC and Acquisition Sub to effect the First Merger are also subject to the satisfaction, or (to the extent permitted by law) waiver by Barings BDC, at or prior to the closing of the First Merger, of the following conditions:
•
the representations and warranties of Sierra shall be true and correct in all respects (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

•
Sierra shall have performed or complied in all material respects with its obligations required under the Merger Agreement (other than the obligations described under “—Additional Covenants—Notification of Certain Matters”) to be performed or complied with on or prior to the Closing Date;

•
Barings BDC shall have received a certificate signed by an executive officer of Sierra certifying as to the satisfaction of certain of the conditions to the obligations of Barings BDC and Acquisition Sub to effect the First Merger;

•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Sierra; and
•	the administration agreement by and between Sierra and its administrator, as then in effect, and the Sierra Investment Advisory Agreement shall have been terminated.
Conditions to the Obligations of Sierra to Effect the First Merger
The obligation of Sierra to effect the First Merger is also subject to the satisfaction, or (to the extent permitted by applicable law) waiver by Sierra, at or prior to the closing of the First Merger, of the following conditions:
•
the representations and warranties of Barings BDC, Acquisition Sub and Barings shall be true and correct in all respects (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

•
Barings BDC, Acquisition Sub and Barings shall have performed or complied in all material respects with their respective obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;

•
Sierra shall have received a certificate signed by an executive officer of Barings BDC certifying as to the satisfaction of each of certain conditions to the obligations of Sierra to effect the First Merger;

•
Sierra shall have received the written opinion of S&W (or, if S&W is unable to deliver such an opinion, of such other nationally recognized tax counsel reasonably satisfactory to Sierra and Barings BDC) to the effect that the Merger will qualify for the intended tax treatment;

•	the Existing Barings BDC Investment Advisory Agreement shall have been duly amended and restated in the form agreed under the Merger Agreement;
•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Barings BDC; and
•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Barings.

Frustration of Closing Conditions
No party to the Merger Agreement may rely either as a basis for not consummating the First Merger any of the other transactions contemplated by the Merger Agreement or terminating the Merger Agreement and abandoning the First Merger on the failure of any condition set forth in the Merger Agreement to be satisfied if such failure was primarily caused by such party’s failure to perform or comply with any of its obligations under the Merger Agreement.
Termination of the Merger Agreement
The Merger Agreement may be terminated at any time prior to the closing of the Merger, whether before or after the Sierra Stockholder Approval or Barings BDC Stockholder Approval, is obtained (except as otherwise expressly noted), as follows:
(1)	by mutual written consent of Barings BDC and Sierra;
(2)	by either Barings BDC or Sierra, if:
(a)	the First Merger shall not have been consummated on or before 5:00 p.m. (New York time) on March 31, 2022 (the “Termination Date”);
(b)
prior to the closing of the Merger, any governmental authority of competent jurisdiction shall have promulgated, issued or entered any law or order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such law or order or other action shall have become final and non-appealable; provided, that the party seeking to terminate the Merger Agreement shall have used its reasonable best efforts to remove such law or order or other action; or

(c)
(i) the Sierra Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Sierra Stockholder Approval shall not have been obtained at such special meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the First Merger is taken and (ii) the Barings BDC Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Barings BDC Stockholder Approval shall not have been obtained at such special meeting (or at any adjournment or postponement thereof) at which a vote on the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal is taken.

provided, however, that the right to terminate the Merger Agreement pursuant to clauses (2)(a) or (2)(b) above will not be available to any party that has breached in any material respect its obligations in any manner that has been the primary cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement;
(3)	by Sierra, if:
(a)
Barings BDC, Acquisition Sub or Barings breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach or failure to perform would result in the failure to be satisfied of a condition of each party to the Merger Agreement or a condition to the obligations of Sierra, and such breach is not curable prior to the Termination Date or if curable on or before the earlier of (x) the Termination Date and (y) the date that is 30 days following Sierra’s delivery of written notice to Barings BDC of such breach or failure to perform; provided, however, that the right to terminate the Merger Agreement pursuant to this clause will not be available to Sierra if it is then in material breach of any of its representations, warranties or covenants under the Merger Agreement so as to cause any of the conditions of each party or conditions of the obligations of Barings BDC and Acquisition Sub to effect the First Merger to be satisfied or if Barings BDC’s breach of the Merger Agreement has been primarily cause by a breach of the Merger Agreement by Sierra; or

(b)
prior to obtaining the Sierra Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for the consummation of a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of the Merger Agreement (provided that such right to terminate shall only apply if (x) the proposal did not result from Sierra’s breach of any of the non-solicitation provisions of the Merger Agreement and

(y) prior to or simultaneously with such termination, Sierra pays Barings BDC a termination fee of $11.0 million (the “Sierra Termination Fee”), plus the expenses of Barings BDC and Barings in an amount not to exceed $2.0 million); or
(4)	by Barings BDC, if:
(a)
Sierra breaches or fails to perform its representations, warranties and covenants under the Merger Agreement, which breach or failure to perform would result in the failure to be satisfied of a condition of each party to the Merger Agreement or a condition to the obligations of Barings BDC and Acquisition Sub, and such breach is not curable prior to the Termination Date or if curable on or before the earlier of (x) the Termination Date and (y) the date that is 30 days following the Barings BDC’s delivery of written notice to Sierra of such breach or failure to perform; provided, however, that the right to terminate the Merger Agreement pursuant to this clause will not be available to Barings BDC if Barings BDC, Acquisition Sub or Barings is then in material breach of any of its respective representations, warranties or covenants under the Merger Agreement so as to cause any of the conditions of each party or conditions of the obligations of Sierra to effect the Merger to be satisfied or if Barings BDC’s breach of the Merger Agreement has been primarily cause by a breach of the Merger Agreement by Sierra; or

(b)
at any time prior to the receipt of Sierra Stockholder Approval, if (w) the Sierra Board (or any committee thereof) shall have made a Sierra Adverse Recommendation Change, (x) Sierra or any of its subsidiaries has entered into an Alternative Acquisition Agreement or a Competing Agreement (other than an acceptable confidentiality agreement), (y) Sierra shall have willfully breached its obligations under the non-solicitation provisions of the Merger Agreement, and such breach remains uncured for five business days following the written notice thereof by Barings BDC to Sierra or (z) a Competing Proposal structured as a tender offer for Sierra Common Stock is commenced and, within 10 business days after the public announcement thereof, Sierra has not issued a public statement (and filed a Schedule 14D-9) reaffirming the Sierra Board Recommendation and recommending that the stockholders of Sierra reject such Competing Proposal, provided that Barings BDC’s right to terminate the Merger Agreement pursuant to this clause will expire at 5:00 p.m., New York City time, on the 10th business day following the date on which Barings BDC became aware of such right to terminate.

Termination Fees and Expenses
The Merger Agreement provides for the payment by Sierra to Barings BDC the Sierra Termination Fee plus the expenses of Barings BDC and Barings in an amount not to exceed $2.0 million if, and only if:
•
Barings BDC terminates the Merger Agreement because of Sierra’s willful breach of the Merger Agreement or either Barings BDC or Sierra terminates the Merger Agreement because the Sierra Stockholder Vote was not obtained, and, in either case, (x) prior to such termination (or the Sierra Special Meeting in the case of termination due to a failure to achieve the Sierra Stockholder Vote), a Competing Proposal that has been made after the date of the Merger Agreement shall have been publicly disclosed or otherwise communicated to the Sierra Board and not withdrawn prior to such date and (y) within 12 months after such termination, Sierra enters into a definitive acquisition agreement with respect to any Competing Proposal with a third party, and such Competing Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such 12-month period) (provided, however, that for this purpose only, the references to “20%” in the definition of Competing Proposal shall be deemed to be references to “50%”);

•	Sierra terminates the Merger Agreement to enter into an Alternative Acquisition Agreement in respect of a Superior Proposal; or
•	Barings BDC terminates the Merger Agreement under the circumstances described in (4)(b) above under “—Termination of the Merger Agreement.”

Except in cases involving fraud, Barings BDC’s right to receive payment from Sierra of the Sierra Termination Fee and expenses constitutes the sole and exclusive monetary remedy of Barings BDC, Acquisition Sub and Barings against Sierra and its subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, representatives or assignees for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to perform under the Merger Agreement.
Effect of Termination
In the event that the Merger Agreement is terminated and the Merger abandoned, written notice thereof shall be given by the terminating party to the other party, specifying the provisions of the Merger Agreement pursuant to which such termination is made, and the Merger Agreement shall become null and void and of no effect without liability on the part of any party to the Merger Agreement, and all rights and obligations of any party to the Merger Agreement shall cease, except that (1) each party to the Merger Agreement will remain liable to the others for any damages incurred arising out of any willful breach of the Merger Agreement (prior to such termination) or fraud (2) the confidentiality agreement by and between Barings BDC and Sierra and certain designated provisions of the Merger Agreement will survive the termination, including, but not limited to, the termination and termination fee provisions and provisions with respect to the payment of expenses.
Amendment of the Merger Agreement
Subject to applicable law, each of the parties to the Merger Agreement may modify or amend the Merger Agreement by written agreement executed and delivered by the duly authorized officers of each of the respective parties, except that no amendment shall be made to the Merger Agreement after the closing of the Merger. However, after receipt of the Sierra Stockholder Approval or the Barings BDC Stockholder Approval, if any such amendment shall by applicable law require further approval of the stockholders of Sierra or Barings BDC, as applicable, the effectiveness of such amendment shall be subject to the approval of the applicable stockholders.
Extension; Waiver
The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of Sierra) in whole or in part to the extent permitted by applicable law.
At any time prior to the closing of the Merger, Sierra and Barings BDC may (1) waive or extend the time for the performance of any of the obligations or other acts of Barings BDC, Acquisition Sub or Barings, in the case of Sierra, or Sierra, in the case of Barings BDC, or (2) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement on the part of Barings BDC, Acquisition Sub or Barings, in the case of Sierra, or Sierra, in the case of Barings BDC.
Expenses; Transfer Taxes
In general, each party to the Merger Agreement shall be responsible for paying the expenses incurred by it in connection with the Merger Agreement and the transactions contemplated thereby, provided that each of Barings BDC and Sierra shall each be responsible for 50% of all filing fees in connection with the filing of any required notices under the HSR Act or other antitrust laws.
Other than taxes imposed upon holders of Sierra Common Stock, Barings BDC will pay all (1) transfer, stamp and documentary taxes or fees and (2) sales, use, gains, real property transfer and other similar taxes or fees arising out of or in connection with the Merger Agreement.
Governing Law; Jurisdiction
The Merger Agreement is governed and construed in accordance with the laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control.
Each of the parties to the Merger Agreement have agreed that any proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, the Merger Agreement or the transactions contemplated by the Merger Agreement shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, and the appellate courts to which orders and judgments therefore may be appealed.

Specific Performance
The Merger Agreement provides that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party to the Merger Agreement does not perform the provisions of the Merger Agreement (including failing to take such actions as are required of it thereunder to consummate the Merger Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, each of the parties to the Merger Agreement have agreed that the others shall be entitled to an injunction, specific performance and other equity relief to prevent breaches of the Merger Agreement to specifically enforce the terms and provisions thereof (without proof of actual damages), in additional to any other remedy to which they are entitled at law or equity, without providing any bond or other security.

ACCOUNTING TREATMENT OF THE MERGER
Barings BDC will account for the Merger as an asset acquisition in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, the acquired assets (as a group) are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.
The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.
If the fair value of the net assets to be acquired exceeds the fair value of the Share Consideration to be paid by Barings BDC, then Barings BDC would recognize a deemed contribution from Barings in an amount up to approximately $100.0 million. If the fair value of net assets to be acquired exceeds the fair value of the Merger Consideration to be paid by Barings BDC and by Barings, then Barings BDC would also recognize a purchase accounting gain. Alternatively, if the fair value of the net assets to be acquired is less than the fair value of the portion of the Merger Consideration to be paid by Barings BDC, then Barings BDC would recognize a purchase accounting loss. Barings BDC expects any potential gain or loss would be classified as unrealized on the statement of operations until the underlying assets are sold.
The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of the acquired assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of Sierra as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
Scope of Discussion
The following is a general discussion of certain material U.S. federal income tax consequences of the Merger to holders of Sierra Common Stock that exchange their shares of Sierra Common Stock for the Merger Consideration and of the payment of any Sierra Tax Dividend to holders of Sierra Common Stock. This discussion does not purport to be a complete analysis of all potential tax consequences. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed.
This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date of this joint proxy statement/prospectus. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of Sierra Common Stock. Neither Barings BDC nor Sierra has sought any rulings from the IRS or an opinion from counsel regarding the matters discussed below. In addition, no legal opinion regarding the matters discussed below is a condition precedent to closing under the Merger Agreement. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Merger or any related transactions.
This discussion is limited to Sierra stockholders that hold Sierra Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a stockholder’s particular circumstances. In addition, it does not address consequences relevant to stockholders subject to special rules, including, without limitation:
•	U.S. expatriates and former citizens or long-term residents of the United States;
•	persons subject to the alternative minimum tax;
•	persons holding Sierra Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•	banks, insurance companies, and other financial institutions;
•	brokers, dealers or traders in securities;
•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;
•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•	tax-exempt organizations or governmental organizations;
•	persons subject to the three-year holding period rule in Section 1061 of the Code;
•	persons deemed to sell Sierra Common Stock under the constructive sale provisions of the Code;
•	persons who hold or receive Sierra Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and
•	tax-qualified retirement plans.
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Sierra Common Stock, the tax treatment of a partner will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. If you are a partner of a partnership holding Sierra Common Stock, you should consult your tax advisor.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF SIERRA COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER,

INCLUDING AN INVESTMENT IN BARINGS BDC COMMON STOCK, ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Qualification of the Merger as a Reorganization under Section 368(a) of the Code
Sierra and Barings BDC intend for the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code, based on certain factual assumptions, including that the fair market value of the Barings BDC Common Stock received by Sierra stockholders in the Merger will equal at least 40% of the aggregate consideration in the Merger.
No ruling has been, or will be, sought by Barings BDC or Sierra from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the Merger does not qualify as a tax-free reorganization under Section 368(a) of the Code, then a U.S. stockholder (as defined below) would generally recognize gain or loss for U.S. federal income tax purposes upon the exchange of Sierra Common Stock for Barings BDC Common Stock and cash in the Merger (with potential ordinary income treatment, as noted below under the heading “—U.S. Stockholders,” for the Cash Consideration). The remainder of this discussion assumes that the Merger qualifies as a “reorganization” under Section 368(a) of the Code.
In connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Goodwin Procter LLP has delivered an opinion to Barings BDC to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code based on, among other things, certain facts, representations and covenants, each made by officers of Barings BDC and Sierra, and assumptions, all of which must be consistent with the state of facts existing at the time of the Merger. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion.
Certain Tax Consequences if the Merger Qualifies as a Reorganization
For purposes of this discussion, a “U.S. stockholder” is any beneficial owner of Sierra Common Stock that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

A “non-U.S. stockholder” is any beneficial owner of Sierra Common Stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.
As discussed previously in this joint proxy statement/prospectus, upon completion of the Merger, each Sierra stockholder will receive, in exchange for each share of Sierra Common Stock, the Merger Consideration consisting of (1) the Share Consideration and (2) the Cash Consideration.
U.S. Stockholders
If the Merger qualifies as a reorganization, then generally, and subject to the discussion herein, for U.S. federal income tax purposes:
•
Each U.S. stockholder will recognize gains, but not losses, in the Merger, equal to the lesser of (1) the amount of cash received in exchange for Sierra Common Stock (and excluding cash received in lieu of a fractional share of Barings BDC Common Stock) and (2) the excess, if any, of (a) the sum of the amount of cash received in exchange for Sierra Common Stock (including cash received in lieu of a fractional share of Barings BDC Common Stock ) and the fair market value of the Barings BDC

Common Stock received in the Merger (determined at the Effective Time) over (b) the U.S. stockholder’s tax basis in the shares of Sierra Common Stock surrendered in the Merger. A U.S. stockholder also will generally recognize gain or loss attributable to cash received in lieu of a fractional share of Barings BDC Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the Sierra Common Stock surrendered that is allocable to the fractional share. A Sierra Tax Dividend should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of Sierra Common Stock in the Merger but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the Sierra Common Stock. See the discussion below under the heading “—Sierra’s Pre-Merger Income and Gains, Sierra Tax Dividends and Sierra Deemed Distributions”;
•
A U.S. stockholder’s aggregate tax basis in the shares of Barings BDC Common Stock received in the Merger (including any fractional share of Barings BDC Common Stock for which cash is received) will be the same as his, her or its aggregate tax basis in the Sierra Common Stock surrendered in the Merger, increased by the amount of gains recognized (excluding any gains attributable to the receipt of cash in lieu of a fractional share of Barings BDC Common Stock) and decreased by the amount of cash received in exchange for Sierra Common Stock (other than cash received in lieu of a fractional share of Barings BDC Common Stock); and

•
The holding period of the shares of Barings BDC Common Stock received in the Merger (including any fractional share of Barings BDC Common Stock for which cash is received) by a U.S. stockholder will include the holding period of the shares of Sierra Common Stock that he, she or it surrendered.

The tax treatment of the receipt of the Cash Consideration that U.S. stockholders would receive in the Merger is unclear because there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror. If the Cash Consideration is treated as additional merger consideration received in exchange for Sierra Common Stock, such payment would be treated as part of the total consideration received in exchange for the Sierra Common Stock and treated in the manner described above with respect to other cash consideration provided in the Merger or simply as cash received in a taxable sale or exchange of shares. It is possible, however, that the Cash Consideration may be treated as ordinary income, and not as received in exchange for a U.S. stockholder's Sierra Common Stock.
Sierra believes that its U.S. stockholders have a reasonable basis upon which to take a position that the Cash Consideration should be treated as additional merger consideration, and, assuming such position is respected, any gain realized by a U.S. stockholder on the receipt of the Cash Consideration would be a capital gain if the shares of Sierra Common Stock were held by such U.S. stockholder as a capital asset. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position under which the Cash Consideration could be subject to taxation as ordinary income. Barings BDC and Barings do not express any position on how the U.S. stockholders of Sierra should treat the Cash Consideration. Following the closing, the Cash Consideration will be reported to U.S. stockholders on a Form 1099-MISC.
Subject to the discussion below under “—Potential Treatment of Cash as a Dividend,” any gains recognized in the Merger generally will be long-term capital gains if the U.S. stockholder’s holding period for the shares of Sierra Common Stock surrendered is more than one year at the Effective Time. Each U.S. stockholder is urged to consult his, her or its tax advisor about the application of these rules. The amount of gains (or non-recognized losses) must be computed separately for each block of Sierra Common Stock if those blocks were purchased at different prices or at different times, and a loss realized on one block of stock may not be used to offset gains realized on another block of stock. If a U.S. stockholder acquired different blocks of shares of Sierra Common Stock at different prices or at different times, the U.S. stockholder is urged to consult his, her or its tax advisor about the calculation of gains (or non-recognized losses) for different blocks of Sierra Common Stock surrendered in the Merger and the identification of the tax basis and holding periods of the particular shares of Barings BDC Common Stock received in the Merger.
Potential Treatment of Cash as a Dividend
It is possible that all or part of the gains that a U.S. stockholder recognizes in the Merger could be treated as dividend income rather than capital gains if (1) the U.S. stockholder is a significant stockholder of Barings BDC or (2) the U.S. stockholder’s percentage ownership, taking into account constructive ownership rules, in Barings BDC after the Merger is not meaningfully reduced from what its percentage ownership would have been if it had received solely shares of Barings BDC Common Stock rather than a combination of cash and shares in the Merger. This could happen, for example, because of ownership of additional shares of Barings BDC Common Stock by such holder, ownership of Barings BDC Common Stock by a person related to such holder or a share repurchase by Barings BDC from other Barings BDC stockholders. The IRS has indicated in rulings that any reduction in the interest of a stockholder that owns a small number of shares in a publicly and widely held corporation and that exercises no control over corporate affairs would result in capital gains as opposed to dividend treatment.
Net Investment Income Tax on Certain Investment Income
Certain non-corporate U.S. stockholders whose income exceeds certain thresholds may also be subject to a 3.8% tax on their “net investment income” up to the amount of such excess. Gain or loss recognized in the Merger will be includable in a U.S. stockholder’s net investment income for purposes of this tax. Non-corporate U.S. stockholders are urged to consult their tax advisors regarding the possible effect of this tax.
Information Reporting and Backup Withholding
U.S. stockholders may be subject to information reporting and backup withholding on any cash payments they receive in the Merger, including cash in lieu of fractional shares of Barings BDC Common Stock. Payments will not be subject to backup withholding if the U.S. stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides Barings BDC or the transfer agent, as appropriate, with a properly completed IRS Form W-9 (or its successor form) certifying that such U.S. stockholder is a U.S. person, the taxpayer identification number provided is correct and such U.S. stockholder is not subject to backup withholding. The taxpayer identification number of an individual is his or her Social Security number. Any amounts withheld under the backup withholding rules are not an additional tax and will generally be allowed as a refund or a credit against a U.S. stockholder’s U.S. federal income tax liability, provided that the U.S. stockholder timely furnishes the required information to the IRS.
Non-U.S. Stockholders
If the Merger qualifies as a reorganization, then generally, and subject to the discussion herein, for U.S. federal income tax purposes, gains recognized by a non-U.S. stockholder upon the exchange of Sierra Common Stock for the Merger Consideration pursuant to the Merger generally should not be subject to U.S. federal income tax unless:
•
the gains are effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gains are attributable), in which case the non-U.S. stockholder generally would be subject to tax on such gains in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

•
the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Merger and certain other requirements are met, in which case the non-U.S. stockholder generally would be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses; or

•
Sierra is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (1) the five-year period ending on the date of the Merger and (2) the non-U.S. stockholder’s holding period in the Sierra Common Stock, and the non-U.S. stockholder owned (directly, indirectly or constructively) more than 5% of Sierra’s outstanding common stock at any time during the applicable period.

As discussed above under the heading “—U.S. Stockholders,” the tax treatment of the receipt of the Cash Consideration is not entirely clear. Although it is not free from doubt, Sierra, Barings and Barings BDC believe that non-U.S. stockholders that do not otherwise hold their shares of Sierra Common Stock in connection with a

U.S. trade or business and are not otherwise subject to U.S. federal income tax with respect to their shares of Sierra Common Stock should not be subject to U.S. federal income tax, nor be subject to withholding of U.S. federal income tax, with respect to the payment and receipt of the Cash Consideration; however, none of Sierra, Barings and Barings BDC can be certain that the paying agent or other applicable withholding agent would not take the position that it is required to withhold U.S. federal income tax at a 30% rate (or, if applicable, a reduced rate under a tax treaty) with respect to any Cash Consideration paid to such a non-U.S. stockholder. If withholding results in an overpayment of taxes, a refund or credit may be obtainable, provided that the required information is timely furnished to the IRS. Non-U.S. stockholders are urged to consult their own tax advisors regarding the application of U.S. federal income tax and withholding to the Cash Consideration.
If the Cash Consideration received by a non-U.S. stockholder is effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States, the non-U.S. stockholder will be exempt from the potential U.S. federal withholding tax described immediately above. To claim the exemption, the non-U.S. stockholder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the Cash Consideration is effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States. Any such effectively connected income will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A non-U.S. stockholder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected income, as adjusted for certain items. Non-U.S. stockholders are urged to consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the Merger Consideration received by such holder pursuant to the Merger, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Limitations on Utilization of Loss Carryforwards and Unrealized Losses
In general, it is expected that certain limitations under the Code will apply to loss carryforwards and unrealized losses of Sierra and its subsidiaries (if any) to the extent Sierra stockholders before the Merger hold less than 50% of the outstanding shares of Barings BDC immediately following the Merger. Similarly, it is expected that these same limitations will apply to loss carryforwards and unrealized losses of Barings BDC as a result of the issuance of Barings BDC Common Stock to holders of Sierra Common Stock in the Merger. Barings BDC (including all subsidiaries) had approximately $311.7 million of capital loss carryforwards reported on its fiscal year 2020 tax returns. Sierra (including all subsidiaries) had approximately $251.2 million of capital loss carryforwards reported on its fiscal year 2020 tax return.
Accordingly, the Merger is expected to result in potential limitations on the ability of Barings BDC to use its and/or Sierra’s loss carryforwards and potentially to use unrealized capital losses inherent in the tax basis of its assets and the assets acquired, once realized, and on the ability of Sierra’s and Barings BDC’s taxable subsidiaries to use their net operating loss and capital loss carryforwards, if any. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of Sierra’s (or Sierra’s taxable subsidiaries, as the case may be), in the case of Sierra, and the fair market value of Barings BDC’s (or Barings BDC’s taxable subsidiaries, as the case may be), in the case of Barings BDC, equity immediately prior to the Merger and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger.
Each of Barings BDC and Sierra (or their taxable subsidiaries, as the case may be) will be prohibited from using their respective capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in Barings BDC’s and Sierra’s portfolios at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if Barings BDC or Sierra, respectively, has a net unrealized built in gains at the time of the Merger. The ability of Barings BDC and/or Sierra to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if Barings BDC and/or Sierra is able to utilize its respective capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both Barings BDC and Sierra stockholders following the Merger. Therefore, a Barings BDC stockholder or Sierra stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.
The ability of Barings BDC to use Sierra’s losses in the future depends upon a variety of factors that cannot be known in advance. A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, Barings BDC cannot use any net operating losses inherited from Sierra in the Merger. Even if Barings BDC is able to utilize capital loss carryforwards or unrealized losses of Sierra, the tax benefit resulting from those losses will be shared by both Sierra and Barings BDC stockholders following the Merger. Therefore, a Sierra stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.
Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Merger, only that percentage of Barings BDC’s capital gains net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Merger can be reduced by Sierra’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).
Sierra’s Pre-Merger Income and Gains, Sierra Tax Dividends and Sierra Deemed Distributions
Sierra’s 2021 taxable year will end on December 31, 2021, and Sierra’s next taxable period will end on the Closing Date. Under applicable U.S. tax rules, for each of Sierra’s 2021 taxable year and for the taxable period ending on the Closing Date, Sierra will be required to declare a dividend of at least 90% of its net ordinary income and short term capital gains in order to maintain Sierra’s treatment as a RIC. Sierra may choose to increase a dividend above that minimum, since additional amounts it pays out will reduce the amount of income subject to corporate-level U.S. federal income or excise tax for such taxable year or taxable period (as applicable). Pursuant to the Merger Agreement, Sierra will be required to declare a dividend on or prior to December 31, 2021 for its 2021 taxable year and on or prior to the Closing Date with respect to its taxable period ending on the Closing Date in an amount at least sufficient to allow it to maintain RIC status (the “Required Dividend”). In addition, the Merger Agreement permits Sierra to pay dividends in excess of the Required Dividend (“Additional Dividends”), so long as the sum of the Required Dividend and any Additional Dividends does not exceed the Sierra Tax Dividend amount. In the event Sierra does not pay an Additional Dividend, Sierra will be required to pay corporate income tax on any retained net ordinary income, net short-term capital gain, and net long term capital gain. If Sierra retains and pays tax on any net long term capital gain (“Net Capital Gain”), it will designate any such Net Capital Gain as a “deemed distribution” to its stockholders pursuant to an election made under Section 852(b)(3)(D) of the Code for each of the taxable year ending December 31, 2021 and the taxable period ending on the Closing Date (any such deemed distribution, a “Sierra Deemed Distribution”).
If Sierra designates a Sierra Deemed Distribution, among other consequences, Sierra will pay corporate income tax on the retained Net Capital Gain, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit (for U.S. income tax purposes) equal to such stockholder’s allocable share of the tax paid thereon by Sierra. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis for such stockholder’s Sierra Common Stock. A Sierra stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to such stockholder’s allocable share of the taxes that were paid by Sierra. All Sierra stockholders should consult with their own tax advisors to determine how they should report their allocable share of any Sierra Deemed Distribution, and their allocable share of any taxes paid by Sierra with respect thereto, on their U.S. federal, state and local income tax returns.
A dividend paid by Sierra should be treated as a distribution with respect to the Sierra Common Stock. Distributions of Sierra’s investment company taxable income (“ICTI”) (which is, generally, Sierra’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to the extent of Sierra’s current or accumulated earnings and profits. Distributions from the excess of long-term capital gains over short-term capital losses will be taxable as long term capital gains, if so designated by Sierra in a notice to stockholders. To the extent any portion of a dividend paid by Sierra is attributable to dividends from U.S. corporations and certain qualified foreign corporations, that portion may be eligible for taxation at a preferential rate for Sierra stockholders that are taxed at individual rates. In this regard, it is anticipated that a dividend paid by Sierra will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rate. Distributions in excess of Sierra’s earnings and profits first will reduce a Sierra stockholder’s adjusted tax basis in its Sierra Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gains to a Sierra stockholder.
A dividend paid by Sierra paid to a non-U.S. stockholder generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate under an applicable income tax treaty) to the extent attributable to a distribution of Sierra’s ICTI out of current and accumulated earnings and profits, unless the distributions are properly designated as (1) paid by Sierra in respect of Sierra’s “qualified net interest income” (generally, Sierra’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which Sierra is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (2) paid by Sierra in connection with Sierra’s “qualified short-term capital gains” (generally, the excess of Sierra’s net short-term capital gains over Sierra’s net long-term capital losses for such taxable year or taxable period, as applicable). If any portion of a dividend paid by Sierra is in excess of Sierra’s current and accumulated earnings and profits that portion of the dividend paid by Sierra generally will not be subject to U.S. federal income tax and will reduce the non-U.S. stockholder’s basis in its Sierra Common Stock. If a dividend paid by Sierra is effectively connected with the conduct of a U.S. trade or business by a non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the non-U.S. stockholder will not be subject to U.S. federal withholding tax on the dividend paid by Sierra, but generally will be subject to tax on the dividend paid by Sierra in the same manner as a U.S. stockholder, as described in the preceding paragraph.
Additional Withholding Tax on Payments Made to Foreign Accounts
Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”). Pursuant to FATCA, the relevant withholding agent generally will be required to withhold 30% on certain types of income from sources within the United States, which may include the dividend paid by Sierra and Cash Consideration (subject to proposed U.S. Treasury Regulations as discussed below) paid to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If FATCA withholding tax is withheld from such payments, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such payments will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.
Under proposed Treasury Regulations, withholding under FATCA does not apply to gross proceeds from any sale or disposition of Sierra Common Stock. Taxpayers may generally rely on those proposed regulations until final regulations are issued.
Sierra stockholders are urged to consult their tax advisors regarding the potential application of withholding under FATCA to the Cash Consideration and any dividend paid by Sierra.
U.S. Federal Income Taxation of an Investment in Barings BDC Common Stock
Election to be Taxed as a RIC
As a BDC, Barings BDC has elected to be treated as a RIC under the Code. As a RIC, Barings BDC generally will not pay corporate-level income taxes on its income and net capital gain that Barings BDC distributes to its stockholders as dividends on a timely basis. Barings BDC will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To qualify as a RIC, Barings BDC must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, Barings BDC must distribute to its stockholders, for each taxable year, generally an amount equal to at least 90% of Barings BDC’s ICTI (the “Annual Distribution Requirement”). See “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Taxation as a RIC
If Barings BDC:
•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;
then Barings BDC will not be subject to U.S. federal income tax on the portion of its ICTI and net capital gain that Barings BDC distributes (or is deemed to distribute) to stockholders. Barings BDC will be subject to U.S. federal income tax at the regular corporate rates on any income or net capital gain not distributed (or deemed distributed) to Barings BDC stockholders.
Barings BDC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless Barings BDC distributes in a timely manner an amount at least equal to the sum of (1) 98% of Barings BDC’s ordinary income for each calendar year, (2) 98.2% of Barings BDC’s capital gains net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the “Excise Tax Requirement”). Barings BDC has paid in the past, and can be expected to pay in the future, such excise tax on a portion of its income.
Moreover, Barings BDC’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of Barings BDC’s portfolio and (2) other requirements relating to Barings BDC’s status as a RIC, including the Diversification Tests (as defined below). If Barings BDC disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, Barings BDC may make such dispositions at times that, from an investment standpoint, are not advantageous.
To qualify as a RIC for U.S. federal income tax purposes, Barings BDC generally must, among other things:
•	qualify to be treated as a BDC at all times during each taxable year;
•
derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities or (b) net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP” (collectively, the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:
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at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of that issuer; and

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no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by Barings BDC and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

Barings BDC may be required to recognize taxable income in circumstances in which it does not receive cash, such as income from hedging or foreign currency transactions. For example, if Barings BDC holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), Barings BDC must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Because any original issue discount or other amounts accrued will be included in Barings BDC’s ICTI for the year of accrual, Barings BDC may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though Barings BDC will not have received any corresponding cash amount.
Furthermore, a portfolio company in which Barings BDC invests may face financial difficulty that requires Barings BDC to work-out, modify or otherwise restructure Barings BDC’s investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.
In addition, certain of Barings BDC’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gains (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gains or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. Barings BDC will monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that Barings BDC will be eligible for any such tax elections or that any elections Barings BDC makes will fully mitigate the effects of these provisions.
Gain or loss recognized by Barings BDC from warrants acquired by Barings BDC as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long Barings BDC held a particular warrant.
Barings BDC’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, Barings BDC’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by Barings BDC.
If Barings BDC purchases shares in a “passive foreign investment company” (a “PFIC”), Barings BDC may be subject to U.S. federal income tax on a portion of any “excess distribution” or gains from the disposition of such shares, even if such income is distributed as a taxable dividend by Barings BDC to its stockholders. Additional charges in the nature of interest may be imposed on Barings BDC in respect of deferred taxes arising from such distributions or gains. If Barings BDC invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, Barings BDC will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if such income is not distributed to Barings BDC. Alternatively, Barings BDC may elect to mark-to-market at the end of each taxable year Barings BDC’s shares in such PFIC; in this case, Barings BDC will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Barings BDC’s ability to make either election will depend on factors beyond its control, and Barings BDC is subject to limitations which may limit the availability or benefit of these elections. Under either election, Barings BDC may be required to recognize in any year income in excess of Barings BDC’s distributions from PFICs and Barings BDC’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether Barings BDC satisfies the Excise Tax Requirement.
Barings BDC has invested in foreign securities that are treated as controlled foreign corporations (each a “CFC”) for U.S. federal income tax purposes. As a result, Barings BDC will generally be required to include in gross income each year, as ordinary income that is included in net investment income, its share of certain amounts of a CFC’s income, whether or not the CFC distributes such amounts to Barings BDC. Under recently finalized regulations, such inclusions will be treated as “qualifying income” for purposes of the income requirement described above to the extent they are either (i) timely and currently repatriated or (ii) derived with respect to Barings BDC’s business of investing in stock, securities or currencies. Investments by Barings BDC in CFCs could cause Barings BDC to recognize taxable income in excess of cash generated by such investments, potentially requiring Barings BDC to borrow money or dispose of investments to make the distributions required to qualify for treatment as a RIC and to eliminate a Barings BDC level tax and could affect the amount, timing and character of Barings BDC’s distributions.
Barings BDC’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Barings BDC accrues income, expenses or other liabilities denominated in a foreign currency and the time Barings BDC actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.
If Barings BDC borrows money, it may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if Barings BDC is authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, Barings BDC generally is not permitted to make distributions to its stockholders while Barings BDC’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on Barings BDC’s payment of dividends may prevent Barings BDC from meeting the Annual Distribution Requirement or the Excise Tax Requirement, and may, therefore, jeopardize Barings BDC’s qualification for taxation as a RIC, or subject Barings BDC to the 4% excise tax on undistributed income.
Some of the income and fees that Barings BDC recognizes, such as management fees, may not count towards satisfaction of the 90% Income Test. In order to ensure that such income and fees do not disqualify Barings BDC as a RIC for a failure to satisfy the 90% Income Test, Barings BDC may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While Barings BDC expects that recognizing such income through such corporations will assist Barings BDC in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and Barings BDC were otherwise unable to mitigate this effect, it could result in Barings BDC’s disqualification as a RIC. If, as Barings BDC expects, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.
If Barings BDC fails to satisfy the 90% Income Test or the Diversification Tests in any taxable year, Barings BDC may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where Barings BDC corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of Barings BDC’s income would be subject to corporate-level income tax as described below. Barings BDC cannot provide assurance that it would qualify for any such relief should Barings BDC fail the 90% Income Test or the Diversification Test.
If Barings BDC fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, and is not eligible for relief as described above, Barings BDC will be subject to tax in that year on all of its taxable income, regardless of whether Barings BDC makes any distributions to its stockholders. In that case, all of Barings BDC’s income will be subject to corporate-level income tax, reducing the amount available to be distributed to its stockholders. In contrast, assuming Barings BDC qualifies as a RIC, Barings BDC’s U.S. federal corporate-level income tax should be substantially reduced or eliminated. See “—Election to Be Taxed as a RIC” above and “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Taxation of U.S. Stockholders
Whether an investment in the shares of Barings BDC Common Stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of Barings BDC Common Stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of Barings BDC Common Stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders are urged to consult their tax advisors before investing in shares of Barings BDC Common Stock, including with respect to the applicable state, local and non-U.S. consequences of such investment.
Distributions on Barings BDC Common Stock
Distributions by Barings BDC generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of Barings BDC’s ICTI (which is, generally, Barings BDC’s ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of Barings BDC’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of Barings BDC Common Stock. Distributions of Barings BDC’s net capital gain properly reported by Barings BDC as “capital gains dividends” will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders’ holding periods for their Barings BDC Common Stock and regardless of whether the dividend is paid in cash or reinvested in additional shares of Barings BDC Common Stock.
Distributions in excess of Barings BDC’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s Barings BDC Common Stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Barings BDC has made distributions in excess of its earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of Barings BDC’s distributions on such U.S. stockholder’s adjusted tax basis in Barings BDC Common Stock in their individual circumstances.
A portion of Barings BDC’s ordinary income dividends, but not capital gains dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that Barings BDC has received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of Barings BDC’s earnings and profits. Barings BDC expects only a small portion of its dividends to qualify for this deduction, if any Corporate U.S. stockholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances.
In general, “qualified dividend income” realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. As long as certain requirements are met, Barings BDC’s dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of Barings BDC’s earnings and profits. Barings BDC expects only a small portion of its dividends to qualify as qualified dividend income, if any.
Although Barings BDC currently intends to distribute any of its net capital gain for each taxable year on a timely basis, Barings BDC may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a “deemed distribution” to its stockholders pursuant to an election made under Section 852(b)(3)(D) of the Code. In that case, among other consequences, Barings BDC will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid thereon by Barings BDC. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis for such stockholder’s Barings BDC Common Stock. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes Barings BDC paid. In order to utilize the deemed distribution approach, Barings BDC must provide a written statement to its stockholders reporting the deemed distribution after the close of the relevant taxable year. Barings BDC cannot treat any of its ICTI as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, Barings BDC may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If Barings BDC makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by Barings BDC in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by Barings BDC’s U.S. stockholders on December 31 of the year in which the dividend was declared.
Barings BDC has the ability to declare a large portion of a dividend in shares of its stock. As long as a portion of such dividend is paid in cash (which portion could generally be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result,

Barings BDC stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of Barings BDC Common Stock, which may result in Barings BDC’s U.S. stockholders having to pay tax on such dividends, even if no cash is received.
If investors purchase shares of Barings BDC Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. Barings BDC has built-up or has the potential to build up large amounts of unrealized gains which, when realized and distributed, could have the effect of a taxable distribution to stockholders.
Sale or Other Disposition of Barings BDC Common Stock
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder’s shares of Barings BDC Common Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gains arising from such sale or disposition generally will be treated as long-term capital gains or losses if the stockholder has held such stockholder’s shares of Barings BDC Common Stock for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of Barings BDC Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gains dividends received, or undistributed capital gains deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of Barings BDC Common Stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gains (generally, the excess of net long-term capital gains over net short-term capital losses for a taxable year, including long-term capital gains derived from an investment in Barings BDC shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gains at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
Information Reporting and Backup Withholding
Barings BDC will send to each of its U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS.
Barings BDC may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish Barings BDC with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies Barings BDC that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Taxation of Non-U.S. Stockholders
Whether an investment in shares of Barings BDC Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of Barings BDC Common Stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders are urged to consult their tax advisors before investing in Barings BDC Common Stock.
Distributions on Barings BDC Common Stock
Distributions of Barings BDC’s ICTI to non-U.S. stockholders will be subject to U.S. withholding tax of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from Barings BDC’s current and accumulated earnings and profits unless the distributions are properly designated as (1) paid by Barings BDC in respect of Barings BDC’s “qualified net interest income” (generally, Barings BDC’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which Barings BDC is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (2) paid by Barings BDC in connection with Barings BDC’s “qualified short-term capital gains” (generally, the excess of Barings BDC’s net short-term capital gains over Barings BDC’s net long-term capital losses for such taxable year). No assurance can be given that Barings BDC will distribute any interest-related or short-term capital gains dividends. Furthermore, in the case of shares of Barings BDC stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if Barings BDC reports the payment as an interest-related dividend or short-term capital gains dividend.
If any portion of a distribution is in excess of Barings BDC’s current and accumulated earnings and profits, that portion of the distribution generally will not be subject to U.S. federal income tax. If the distribution is effectively connected with the non-U.S. stockholder’s conduct of a U.S. trade or business, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the non-U.S. stockholder will not be subject to U.S. federal withholding tax, but generally will be subject to tax on the distribution in the same manner as a U.S. stockholder, as described in the preceding section, “U.S. Federal Income Taxation of an Investment in Barings BDC Common Stock—Taxation of U.S. Stockholders—Distributions on Barings BDC Common Stock.”
In that case, Barings BDC will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.
Actual or deemed distributions of Barings BDC’s net capital gain to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of Barings BDC Common Stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (1) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (2) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of Barings BDC Common Stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of Barings BDC Common Stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their particular circumstances.
If Barings BDC distributes its net capital gain in the form of deemed rather than actual distributions (which Barings BDC may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax Barings BDC pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
Barings BDC has the ability to declare a large portion of a dividend in shares of Barings BDC Common Stock. As long as a portion of such dividend is paid in cash (which portion could generally be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, Barings BDC’s non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of Barings BDC Common Stock. In such a circumstance, Barings BDC may be required to withhold all or substantially all of the cash or shares of Barings BDC Common Stock Barings BDC would otherwise distribute to a non-U.S. stockholder.
A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides Barings BDC or the dividend paying agent with an IRS Form W- 8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Withholding and Information Reporting on Foreign Financial Accounts
Pursuant to FATCA, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on Barings BDC Common Stock and (subject to proposed U.S. Treasury Regulations as discussed below) 30% of the gross proceeds from a sale of Barings BDC Common Stock to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If this tax is withheld, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.
Under proposed Treasury Regulations, withholding under FATCA does not apply to gross proceeds from any sale or disposition of Barings BDC Common Stock. Taxpayers may generally rely on those proposed regulations until final regulations are issued. Non-U.S. stockholders are urged consult with their tax advisors regarding the particular consequences to them of FATCA. Barings BDC will not pay any additional amounts in respect of any amounts withheld.
Reportable Transactions
Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Failure to Qualify as a RIC
If Barings BDC were unable to qualify for treatment as a RIC, and relief were not available as discussed above, Barings BDC would be subject to tax on all of its taxable income at regular corporate rates. Barings BDC would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to Barings BDC stockholders as ordinary dividend income to the extent of Barings BDC’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of Barings BDC’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If Barings BDC were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, Barings BDC would be subject to tax on any unrealized net built-in gains in the assets held by Barings BDC during the period in which Barings BDC failed to qualify as a RIC that are recognized within the subsequent ten years, unless Barings BDC makes a special election to pay corporate-level tax on such built-in gains at the time of its requalification as a RIC.

BARINGS BDC PROPOSAL 1: THE MERGER STOCK ISSUANCE PROPOSAL
Barings BDC is asking Barings BDC stockholders to approve the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement. Upon completion of the First Merger, and subject to the terms and conditions of the Merger Agreement, each share of Sierra Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”
The issuance of shares of Barings BDC Common Stock to Sierra stockholders is a condition to the closing of the First Merger and the approval of the Merger Stock Issuance Proposal is required for completion of the Merger. In the event the Merger Stock Issuance Proposal is approved by Barings BDC stockholders, but the Merger Agreement is terminated (without the First Merger being completed) prior to the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement, Barings BDC will not issue any shares of Barings BDC Common Stock as a result of the approval of the Merger Stock Issuance Proposal.
Under the NYSE rules, a company is required to obtain stockholder approval prior to the issuance of shares of common stock in connection with the acquisition of the stock or assets of another company if, among others, the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the shares of common stock. Based on the number of shares of Barings BDC Common Stock issued and outstanding as of the close of business on [•], 2021, the last practicable date before the date of this joint proxy statement/prospectus, it is estimated that Barings BDC will issue approximately [•] shares of Barings BDC Common Stock to Sierra stockholders in the aggregate upon completion of the First Merger. The aggregate number of shares of Barings BDC Common Stock that Sierra will issue in the First Merger will exceed 20% of the shares of Barings BDC Common Stock outstanding before such issuance, and, for this reason, Barings BDC is seeking the approval of its stockholders for the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement.
THE BARINGS BDC BOARD UNANIMOUSLY RECOMMENDS THAT BARINGS BDC STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL.
Barings BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. Approval of this proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of this proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless Barings BDC stockholders designate otherwise.

BARINGS BDC PROPOSAL 2: THE BARINGS BDC BELOW NAV ISSUANCE PROPOSAL
Barings BDC is asking Barings BDC stockholders to approve the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable. It is a condition to completion of the First Merger that Barings BDC issue shares of Barings BDC Common Stock to Sierra stockholders pursuant to the Merger Agreement. Upon completion of the First Merger, and subject to the terms and conditions of the Merger Agreement, each share of Sierra Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”
The issuance of shares of Barings BDC Common Stock to Sierra stockholders at a price below Barings BDC’s then-current NAV per share, if applicable, may be necessary to complete the First Merger. The approval of the Barings BDC Below NAV Issuance Proposal is required for completion of the First Merger if the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement is at a price below Barings BDC’s then-current NAV per share.
Examples of Dilutive Effect of the Issuance of Shares of Barings BDC Common Stock Below Net Asset Value in Connection with the First Merger (if necessary)
The table below illustrates the level of NAV dilution that would be experienced by Barings BDC stockholders (solely in their capacity as Barings BDC stockholders) in an issuance of 45,996,985 shares of Barings BDC Common Stock to Sierra stockholders in connection with the First Merger at three different hypothetical levels of discount from Barings BDC’s NAV per share (each, a “Dilutive Offering”). The number of shares of Barings BDC Common Stock to be issued to Sierra stockholders in the First Merger was determined by multiplying 102,276,889.12 shares of Sierra Common Stock outstanding prior to the First Merger by the Exchange Ratio of 0.44973. Although issuance of shares of Barings BDC Common Stock to Sierra stockholders at a price below Barings BDC’s then-current NAV per share, if applicable, may be necessary to complete the First Merger, it is not possible to predict the level of any potential discount prior to Closing. The actual discount, if any, may differ from the presentation below.
The examples assume that Barings BDC has 65,316,085 shares of common stock outstanding, current net assets of $744,127,561, and a current NAV per share of $11.39, which reflects Barings BDC’s shares outstanding, net assets, and NAV per share as of June 30, 2021. The table illustrates the dilutive effect on a hypothetical Barings BDC stockholder of (1) a Dilutive Offering at $10.82 per share (a 5% discount from NAV), (2) a Dilutive Offering at $10.25 per share (a 10% discount from NAV) and (3) a Dilutive Offering at $9.11 per share (a 20% discount from NAV).
Dilutive Effect of the Issuance of Shares of Barings BDC Common Stock

Below Net Asset Value in Connection with the First Merger
	Prior to Issuance Below NAV	Example 1 Dilutive Offering at 5% Discount		Example 2 Dilutive Offering at 10% Discount		Example 3 Dilutive Offering at 20% Discount
		Following Issuance	% Change	Following Issuance	% Change	Following Issuance	% Change
Offering Price
Price per Share to Sierra Stockholders(1)	—	$10.82	—	$10.25	—	$9.11	—
Proceeds per Share to Barings BDC(1)	—	$10.82	—	$10.25	—	$9.11	—
Decrease to NAV
Total Shares Outstanding	65,316,085	111,313,070	70.42%	111,313,070	70.42%	111,313,070	70.42%
NAV per Share	$11.39	$11.16	(2.07)%	$10.92	(4.13)%	$10.45	(8.26)%
Dilution to Barings BDC Stockholder
Shares Held by Barings BDC Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Barings BDC Stockholder	0.01531%	0.00898%	(0.00633)%	0.00898%	(0.00633)%	0.00898%	(0.00633)%

	Prior to Issuance Below NAV	Example 1 Dilutive Offering at 5% Discount		Example 2 Dilutive Offering at 10% Discount		Example 3 Dilutive Offering at 20% Discount
		Following Issuance	% Change	Following Issuance	% Change	Following Issuance	% Change
Total Asset Values
Total NAV Held by Barings BDC Stockholder	$113,900	$111,600	(2.02)%	$109,200	(4.13)%	$104,500	(8.25)%
Total Investment by Barings BDC Stockholder (Assumed to Be $11.39 per Share)	$113,900	$113,900	—	$113,900	—	$113,900	—
Total Dilution to Barings BDC Stockholder (Total NAV Less Total Investment)	—	$(2,300)	—	$(4,700)	—	$(9,400)	—
Per Share Amounts
NAV per Share Held by Barings BDC Stockholder	—	$11.16	—	$10.92	—	$10.45	—
Investment per Share Held by Barings BDC Stockholder (Assumed to be $11.39 per Share on Shares Held Prior to Offering)	$11.39	$11.39	—	$11.39	—	$11.39	—
Dilution per Share Held by Barings BDC Stockholder (NAV per Share Less Investment per Share)	—	$(0.23)	—	$(0.47)	—	$(0.94)	—
Percentage Dilution to Barings BDC Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(2.02)%	—	(4.13)%	—	(8.25)%
(1)
Represents the hypothetical net asset value received by Barings BDC at Closing divided by 45,996,985 shares of Barings BDC Common Stock expected to be issued to Sierra stockholders in connection with the First Merger at the Exchange Ratio of 0.44973.

THE BARINGS BDC BOARD UNANIMOUSLY RECOMMENDS THAT BARINGS BDC STOCKHOLDERS VOTE “FOR” THE BARINGS BDC BELOW NAV ISSUANCE PROPOSAL.
Barings BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Barings BDC Below NAV Issuance Proposal. Approval of this proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. Abstentions and broker non-votes (if any) will have the effect of a vote “against” the Barings BDC Below NAV Issuance Proposal. Proxies received will be voted “FOR” the approval of the Barings BDC Below NAV Issuance Proposal unless Barings BDC stockholders designate otherwise.

BARINGS BDC PROPOSAL 3: THE BARINGS BDC ADJOURNMENT PROPOSAL
Barings BDC is asking Barings BDC stockholders to approve the adjournment of the Barings BDC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Barings BDC Special Meeting to approve the Merger Stock Issuance Proposal or the Barings BDC Below NAV Issuance Proposal.
THE BARINGS BDC BOARD UNANIMOUSLY RECOMMENDS THAT, IF NECESSARY OR APPROPRIATE, BARINGS BDC STOCKHOLDERS VOTE “FOR” THE BARINGS BDC ADJOURNMENT PROPOSAL.
Barings BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Barings BDC Adjournment Proposal. Approval of this proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of this proposal. Proxies received will be voted “FOR” the approval of the Barings BDC Adjournment Proposal unless Barings BDC stockholders designate otherwise.

SIERRA PROPOSAL 1: THE MERGER PROPOSAL
Sierra is asking Sierra stockholders to approve the First Merger, in which Acquisition Sub will merge with and into Sierra, with Sierra as the surviving corporation, and immediately thereafter, as part of a single integrated transaction, Sierra will merge with and into Barings BDC, with Barings BDC continuing as the surviving corporation. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of Sierra Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”
Approval of the Merger Proposal is required for the completion of the Merger. In the event that the Merger Proposal is approved by Sierra stockholders, but the Merger Agreement is terminated prior to the closing of the First Merger, the First Merger will not be completed.
THE SIERRA BOARD UNANIMOUSLY RECOMMENDS THAT SIERRA STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.
Sierra stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. Adoption of this proposal requires the affirmative vote of the holders of Sierra Common Stock constituting a majority of all the votes entitled to be cast on the matter at the Sierra Special Meeting. Abstentions and broker non-votes have the same effect as a vote “AGAINST” the Merger Proposal. Proxies received will be voted “FOR” the approval of the Merger Proposal unless Sierra stockholders designate otherwise.
Appraisal Rights
Sierra stockholders will not be entitled to exercise appraisal rights in connection with the First Merger under the laws of the State of Maryland.

SIERRA PROPOSAL 2: THE SIERRA ADJOURNMENT PROPOSAL
Sierra is asking Sierra stockholders to approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Sierra Special Meeting to approve the Merger Proposal.
ON THE RECOMMENDATION OF THE SIERRA SPECIAL COMMITTEE, THE SIERRA BOARD UNANIMOUSLY RECOMMENDS THAT, IF NECESSARY OR APPROPRIATE, SIERRA STOCKHOLDERS VOTE “FOR” THE SIERRA ADJOURNMENT PROPOSAL.
Sierra stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Sierra Adjournment Proposal. The affirmative vote of the holders of at least a majority of votes cast by holders of the shares of Sierra Common Stock present at the Sierra Special Meeting, virtually or represented by proxy, is required to approve the Sierra Adjournment Proposal. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Sierra Adjournment Proposal. Proxies received will be voted “FOR” the approval of the Sierra Adjournment Proposal unless Sierra stockholders designate otherwise.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

Barings BDC
Price Range of Common Stock
Barings BDC Common Stock began trading on February 15, 2007 and is currently traded on the NYSE under the symbol “BBDC.” The following table sets forth: (i) the NAV per share of Barings BDC Common Stock as of the applicable period end, (ii) the range of high and low closing sales prices of Barings BDC Common Stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the appropriate period, and (iv) the dividends and distributions per share of Barings BDC Common Stock declared during the applicable period.
	NAV per share(1)	Closing Sales Price		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Dividends and Distributions Declared
Period		High	Low
Fiscal Year Ending December 31, 2021
Third quarter	N/A(3)	$11.07	$10.36	N/A(3)	N/A(3)	$0.21
Second quarter	$11.39	$10.77	$10.16	(5.4)%	(10.8)%	$0.20
First quarter	$11.14	$10.20	$8.83	(8.4)%	(20.7)%	$0.19
Fiscal Year Ended December 31, 2020
Fourth quarter	$10.99	$9.28	$7.51	(15.6)%	(31.7)%	$0.17
Third quarter	$10.97	$8.44	$7.36	(23.1)%	(32.9)%	$0.16
Second quarter	$10.23	$8.41	$6.22	(17.8)%	(39.2)%	$0.16
First quarter	$9.23	$10.54	$5.34	14.2%	(42.1)%	$0.16
Fiscal Year Ended December 31, 2019
Fourth quarter	$11.66	$10.49	$9.94	(10.0)%	(14.8)%	$0.15
Third quarter	$11.58	$10.24	$9.65	(11.6)%	(16.7)%	$0.14
Second quarter	$11.59	$10.33	$9.81	(10.9)%	(15.4)%	$0.13
First quarter	$11.52	$10.00	$9.28	(13.2)%	(19.4)%	$0.12
(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)
Because the Barings BDC Board has not yet determined the NAV per share of Barings BDC Common Stock as of September 30, 2021, information dependent on such NAV per share of Barings BDC Common Stock is marked as “N/A” in this table.

The last reported price for Barings BDC Common Stock as of October 28, 2021 was $11.06 per share. As of October 28, 2021, Barings BDC had 100 stockholders of record. This does not include the number of stockholders that hold shares through banks or broker-dealers.
Barings BDC cannot predict the price at which its common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their NAV and Barings BDC Common Stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that Barings BDC’s NAV per share may decline. Barings BDC cannot predict whether shares of its common stock will trade above, at or below its NAV. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock soon after the purchase of such shares of common stock. In addition, if Barings BDC Common Stock trades below its NAV, it will generally not be able to issue additional shares of its common stock at its market price without first obtaining the approval of Barings BDC stockholders and the Barings BDC Independent Directors.
Pursuant to Barings BDC’s dividend reinvestment plan, Barings BDC will reinvest all cash dividends or distributions declared by the Barings BDC Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Barings BDC Board declares a distribution, then stockholders who have not elected to “opt out” of Barings BDC’s dividend reinvestment plan will have their distributions automatically reinvested in additional shares of Barings BDC Common Stock. See “Business—Dividend Reinvestment Plan” in Part I, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which is incorporated by reference in this joint proxy statement/prospectus for additional information regarding Barings BDC’s dividend reinvestment plan.

Sierra
There is currently no publicly traded market for Sierra Common Stock. Sierra’s distributions, if any, are determined by the Sierra Board. Sierra has elected, and intends to qualify annually, to be treated as a RIC under Subchapter M of the Code. To maintain RIC tax treatment, Sierra must timely distribute at least 90% of its net ordinary income and net short-term capital gains in excess of its net long- term capital losses, if any. Sierra will be subject to a 4% nondeductible U.S. federal excise tax on its undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years and on which it did not pay U.S. federal income tax.
The following table reflects the cash distributions per share that Sierra has declared or paid to Sierra Stockholders for the fiscal years ended December 31, 2019 and 2020 and the current fiscal year to date. Stockholders of record as of each respective record date were entitled to receive the distribution.
Record Date	Payment Date	Amount Per Share
Fiscal Year Ending December 31, 2021
September 29, 2021	September 30, 2021	$0.01000
July 29, 2021	August 31, 2021	$0.01000
July 29, 2021	July 30, 2021	$0.01000
June 29, 2021	June 30, 2021	$0.01000
May 28, 2021	May 31, 2021	$0.01000
April 29, 2021	April 30, 2021	$0.01000
March 30, 2021	March 31, 2021	$0.01000
February 25, 2021	February 26, 2021	$0.01000
January 28, 2021	January 29, 2021	$0.01000
Fiscal Year Ending December 31, 2020
December 30, 2020	December 31, 2020	$0.01000
November 27, 2020	November 30, 2020	$0.01000
October 29, 2020	October 30, 2020	$0.01000
March 30, 2020	March 31, 2020	$0.03500
February 27, 2020	February 28, 2020	$0.03500
January 30, 2020	January 31, 2020	$0.03500
Fiscal Year Ending December 31, 2019
December 30, 2019	December 31, 2019	$0.05334
November 28, 2019	November 29, 2019	$0.05334
October 30, 2019	October 31, 2019	$0.05334
September 27, 2019	September 30, 2019	$0.05334
August 29, 2019	August 30, 2019	$0.05334
July 30, 2019	July 31, 2019	$0.05334
June 27, 2019	June 28, 2019	$0.05334
May 30, 2019	May 31, 2019	$0.05334
April 29, 2019	April 30, 2019	$0.05334
March 11, 2019	March 29, 2019	$0.05334
February 11, 2019	February 28, 2019	$0.05334
January 25, 2019	January 31, 2019	$0.05334
Sierra has a distribution reinvestment plan which has been suspended pursuant to the Merger Agreement. See “Sierra Distribution Reinvestment Plan” for a description of the Sierra distribution reinvestment plan.

BUSINESS OF BARINGS BDC
The information in “Business” in Part I, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.
DETERMINATION OF NET ASSET VALUE OF BARINGS BDC
The information in “Business—Valuation Process and Determination of Net Asset Value” in Part I, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.
REGULATION OF BARINGS BDC
The information in “Business—Regulation of Business Development Companies” in Part I, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BARINGS BDC
The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part 1, Item 2 of Barings BDC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 is incorporated herein by reference.

SENIOR SECURITIES OF BARINGS BDC
Information about Barings BDC’s senior securities is shown as of the dates indicated in the below table. This information about Barings BDC’s senior securities should be read in conjunction with Barings BDC’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Barings BDC.”
Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2)(3)	Asset Coverage per Unit(4)	Involuntary Liquidating Preference per Unit(5)	Average Market Value per Unit(6)
	($’s in thousands)
2019 Notes
2012	$69,000	$1,580	$ —	$ 25.92
2013	69,000	2,259	—	25.99
2014	69,000	2,215	—	25.74
December 2022 Notes
2012	80,500	1,580	—	25.03
2013	80,500	2,259	—	24.94
2014	80,500	2,215	—	25.05
2015	80,500	1,972	—	25.23
2016	80,500	2,124	—	25.15
2017	80,500	2,120	—	25.51
March 2022 Notes
2015	86,250	1,972	—	25.46
2016	86,250	2,124	—	25.58
2017	86,250	2,120	—	25.85
SBA-guaranteed debentures payable(7)
2011	224,238	2,397	—	N/A
2012	213,605	1,580	—	N/A
2013	193,285	2,259	—	N/A
2014	224,780	2,215	—	N/A
2015	224,968	1,972	—	N/A
2016	250,000	2,124	—	N/A
2017	250,000	2,120	—	N/A
May 2011 Credit Facility
2011	15,000	2,397	—	N/A
2012	—	1,580	—	N/A
2013	11,221	2,259	—	N/A
2014	62,620	2,215	—	N/A
2015	131,257	1,972	—	N/A
2016	127,011	2,124	—	N/A
2017	156,070	2,120	—	N/A
August 2018 Credit Facility
2018	570,000	1,988	—	N/A
2019	107,200	1,851	—	N/A
February 2019 Credit Facility
2019	245,288	1,851	—	N/A
2020	719,661	1,760	—	N/A
June 30, 2021 (unaudited)	668,452	1,711	—	N/A
Debt Securitization
2019	318,210	1,851	—	N/A
August 2025 Notes
2020	50,000	1,760	—	N/A
June 30, 2021 (unaudited)	50,000	1,711	—	N/A

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2)(3)	Asset Coverage per Unit(4)	Involuntary Liquidating Preference per Unit(5)	Average Market Value per Unit(6)
	($’s in thousands)
Series B Notes
2020	62,500	1,760	—	N/A
June 30, 2021 (unaudited)	62,500	1,711	—	N/A
Series C Notes
2020	112,500	1,760	—	N/A
June 30, 2021 (unaudited)	112,500	1,711	—	N/A
Series D Notes
June 30, 2021 (unaudited)	80,000	1,711	—	N/A
Series E Notes
June 30, 2021 (unaudited)	70,000	1,711	—	N/A
Total Senior Securities
2011	239,238	2,397	—	N/A
2012	363,105	1,580	—	N/A
2013	354,006	2,259	—	N/A
2014	436,900	2,215	—	N/A
2015	522,975	1,972	—	N/A
2016	543,761	2,124	—	N/A
2017	572,820	2,120	—	N/A
2018	570,000	1,988	—	N/A
2019	670,698	1,851	—	N/A
2020	944,661	1,760	—	N/A
June 30, 2021 (unaudited)	1,043,452	1,711	—	N/A
(1)
The information in the senior securities tables for 2017 - 2019 and for years prior to 2016 is unaudited. An independent registered public accounting firm has performed agreed-upon procedures related to the accuracy of the total amount outstanding exclusive of treasury securities as of December 31, 2017, 2018 and 2019 and the asset coverage per unit as of December 31, 2017, 2018 and 2019. The information in the senior securities table for 2016 was audited by Ernst & Young LLP and their report thereon is incorporated by reference herein. The information in the senior securities table for 2020 was audited by KPMG LLP and their report thereon is incorporated by reference herein.

(2)	Total amount of each class of senior securities outstanding for 2017-2020 were derived from and should be read in conjunction with Barings BDC’s audited consolidated financial statements.
(3)	Total amount of each class of senior securities outstanding at the end of the period presented.
(4)
Asset coverage per unit is the ratio of the carrying value of Barings BDC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. All prior period ratios have been conformed with this current presentation.

(5)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(6)
Average market value per unit for Barings BDC’s unsecured notes issued in March 2012 due 2019 (referred to in the table above as the “2019 Notes”), Barings BDC’s unsecured notes issued in October 2012 and November 2012 due 2022 (referred to in the table above as the “December 2022 Notes”) and Barings BDC’s unsecured notes issued in February 2015 due 2022 (referred to in the table above as the “March 2022 Notes”) represent the average of the daily closing prices as reported on the NYSE for each security during 2012, 2013, 2014, 2015, 2016 and 2017, as applicable. Average market value per unit for Barings BDC’s SBA-guaranteed debentures payable, Barings BDC’s credit facility entered into in May 2011 (which has been terminated and is referred to in the table above as the “May 2011 Credit Facility”), Barings BDC Senior Funding I, LLC’s credit facility entered into in August 2018 with Bank of America, N.A. (which has been terminated and is referred to in the table above as the “August 2018 Credit Facility”), Barings BDC’s $800.0 million senior secured credit facility with ING Capital LLC entered into in February 2019 (as amended, restated and otherwise modified from time to time, and which is referred in the table above as the “February 2019 Credit Facility”), Barings BDC’s $449.3 million term debt securitization in May 2019 (referred to in the table above as the “Debt Securitization”), Barings BDC’s unsecured notes issued in September 2020 due 2025 (referred to in the table above as the “August 2025 Notes”) and the Series B, C, D and E Notes are not applicable because these senior securities are not registered for public trading.

(7)	We have obtained exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures payable from the 200% asset coverage test under the Investment Company Act.

PORTFOLIO COMPANIES OF BARINGS BDC
The following table sets forth certain information as of June 30, 2021 for each portfolio company in which Barings BDC had an investment. The general terms of Barings BDC’s debt and equity investments are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Investment Criteria” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Investment Process” in Part II, Item 7 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and “Business—Portfolio Composition” in Part I, Item I of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which are each incorporated by reference in this joint proxy statement/prospectus. Other than Barings BDC’s investments in Jocassee Partners, LLC, Thompson Rivers LLC and Waccamaw River LLC, Barings BDC’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and the board observer or participation rights it may receive in connection with its investment. As of June 30, 2021, Barings BDC had “control investments,” as defined in the Investment Company Act, in two portfolio companies. As of June 30, 2021, Barings BDC was an “affiliated person,” as defined in the Investment Company Act, of five portfolio companies. In general, under the Investment Company Act, Barings BDC would “control” a portfolio company if it owned, directly or indirectly, more than 25% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, 5% or more of its voting securities. As of June 30, 2021, Barings BDC had $1.58 billion (at fair value) invested in 163 portfolio companies and one money market fund.
Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Non–Control / Non–Affiliate Investments:
1A Smart Start LLC (7)(8)(11) 500 East Dallas Road Suite 100 Grapevine, TX 76051	Technology Distributors	Second Lien Senior Secured Term Loan (LIBOR + 8.5%, 9.5% Cash, Acquired 06/21, Due 05/28)	$3,001,138	$2,956,488	$2,956,121
			3,001,138	2,956,488	2,956,121

1WorldSync, Inc.(7)(8)(11) 300 South Riverside Plaza, Suite 1400, Chicago, IL 60606	IT Consulting & Other Services	First Lien Senior Secured Term Loan (LIBOR + 6.25%, 7.3% Cash, Acquired 07/19, Due 07/25)	21,530,382	21,158,670	21,530,382
			21,530,382	21,158,670	21,530,382

Accelerate Learning, Inc.(7)(8)(11) 5177 Richmond Avenue, Suite 1025 Houston, TX 77056	Education Services	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 12/18, Due 12/24)	7,567,965	7,473,315	7,333,358
			7,567,965	7,473,315	7,333,358

Accurus Aerospace Corporation(7)(8)(11) 12716 East Pine Street Tulsa, OK 74116	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, 1.50% PIK, Acquired 10/18, Due 10/24)	24,685,119	24,465,639	21,007,036
			24,685,119	24,465,639	21,007,036

Advantage Software Company (The), LLC(7)(8) 19 Backstretch Lane Mooresville, NC 28117	Advertising, Printing & Publishing	First Lien Senior Secured Term Loan (LIBOR + 6.5%, 7.5% Cash, Acquired 01/21, Due 01/27)(11)	18,302,262	17,848,072	17,844,705
		Class A Partnership Units (7,054.59 units, Acquired 01/21)		705,459	720,602
		Class B Partnership Units (3,496.31 units, Acquired 01/21)		22,656	642,377
			18,302,262	18,576,187	19,207,684

AEP Holdings, Inc.(7)(8) 3705 95th Ave NE, Blaine, MN 55014	Wholesale	First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 6.8% Cash, Acquired 11/20, Due 11/25)(16)	5,220,549	5,213,139	5,168,343
		First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 11/20, Due 11/25)(11)	8,726,897	8,562,442	8,639,628
			13,947,446	13,775,581	13,807,971

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Aftermath Bidco Corporation(7)(8)(11) 75 Executive Dr #200 Aurora, IL 60504	Professional Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 04/19, Due 04/25)	$9,425,284	$9,281,629	$9,254,687
			9,425,284	9,281,629	9,254,687

Air Canada 2020-2 Class B Pass Through Trust 7373 Boulevard de la Côte-Vertu Ouest, Montreal, QC H4S 1Z3	Airlines	Structured Secured Note - Class B (9.0% Cash, Acquired 09/20, Due 10/25)	6,835,161	6,835,161	7,587,028
			6,835,161	6,835,161	7,587,028

Air Comm Corporation, LLC(7)(8)(11) 1575 W 124th Ave #210, Westminster, CO 80234	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.3% Cash, Acquired 06/21, Due 06/27)	2,972,973	2,872,973	2,872,973
			2,972,973	2,872,973	2,872,973

AIT Worldwide Logistics Holdings, Inc.(7)(8) 701 N. Rohlwing Road Itasca, IL 60143	Transportation Services	Second Lien Senior Secured Term Loan (LIBOR + 7.75%, 8.5% Cash, Acquired 04/21, Due 04/28)(11)	6,460,345	6,310,043	6,314,988
		Partnership Units (348.68 units, Acquired 04/21)		348,678	351,149
			6,460,345	6,658,721	6,666,137

Alpine US Bidco LLC(7)(8)(11) 350 N Orleans St, Chicago, Illinois	Agricultural Products	Second Lien Senior Secured Term Loan (LIBOR + 9.0%, 9.8% Cash, Acquired 05/21, Due 05/29)	18,156,509	17,618,677	18,156,509
			18,156,509	17,618,677	18,156,509

Anagram Holdings, LLC(3) Anagram Drive Eden Prairie, MN 55344	Chemicals, Plastics, & Rubber	First Lien Senior Secured Note (10.0% Cash, 5.0% PIK, Acquired 08/20, Due 08/25)	14,044,112	13,017,919	16,150,728
			14,044,112	13,017,919	16,150,728

Anchorage Capital CLO Ltd: Series 2013-1A(3)(8)(11) 610610 Broadway, 6th floor, New York, NY 10012	Structured Finance	Structured Secured Note - Class DR (LIBOR + 6.8%, 7.0% Cash, Acquired 03/20, Due 10/30)	2,000,000	1,751,454	2,000,164
			2,000,000	1,751,454	2,000,164

Anju Software, Inc.(7)(8)(9) 4500 S Lakeshore Drive #620 Tempe, AZ 85282	Application Software	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 5.6% Cash, Acquired 02/19, Due 02/25)	13,597,160	13,368,379	13,597,160
			13,597,160	13,368,379	13,597,160

Apex Bidco Limited(3)(7) 75 Executive Dr #200 Aurora, IL 60504	Business Equipment & Services	First Lien Senior Secured Term Loan (GBP LIBOR + 6.25%, 6.8% Cash, Acquired 01/20, Due 01/27)(8)(14)	2,013,165	1,861,799	1,981,625
		Subordinated Senior Unsecured Term Loan (8.0% PIK, Acquired 01/20, Due 07/27)	272,187	252,753	267,923
			2,285,352	2,114,552	2,249,548

Apus Bidco Limited(3)(7)(8)(15) Hamilton House, Church Street, Altrincham, Greater Manchester, WA14 4DR, United Kingdom	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Term Loan (GBP LIBOR + 5.5%, 5.5% Cash, Acquired 02/21, Due 03/28)	3,979,483	3,816,214	3,880,473
			3,979,483	3,816,214	3,880,473

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
AQA Acquisition Holding, Inc.(7)(8)(11) 450 Artisan Way 4th floor Somerville, MA 02145	High Tech Industries	Second Lien Senior Secured Term Loan (LIBOR + 7.5%, 8.0% Cash, Acquired 03/21, Due 03/29)	$20,000,000	$19,471,907	$19,500,000
			20,000,000	19,471,907	19,500,000

Arch Global Precision LLC(7)(8)(11) 2600 S Telegraph Rd Suite 180 Bloomfield Hills, MI 48302	Industrial Machinery	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 4.8% Cash, Acquired 04/19, Due 04/26)	6,753,978	6,725,126	6,661,033
			6,753,978	6,725,126	6,661,033

Archimede (1.9%)*(3)(7)(8)(17) 39, rue Bouret, 75019 Paris, France	Consumer Services	First Lien Senior Secured Term Loan (EURIBOR + 6.5%, 6.5% Cash, Acquired 10/20, Due 10/27)	14,112,217	14,017,636	13,900,534
			14,112,217	14,017,636	13,900,534

Argus Bidco Limited(3)(7)(8) 9 Millars Brook, Molly Millars Lane, Wokingham, Berkshire, RG41 2AD, United Kingdom	High Tech Industries	First Lien Senior Secured Term Loan (GBP LIBOR + 5.5%, 5.8% Cash, Acquired 12/20, Due 12/27)(14)	2,735,690	2,554,595	2,713,805
		First Lien Senior Secured Term Loan (LIBOR + 5.5%, 5.8% Cash, Acquired 05/21, Due 12/27)(11)	671,922	652,110	666,547
			3,407,612	3,206,705	3,380,352

Armstrong Transport Group (Pele Buyer, LLC)(7)(8) 8615 Cliff Cameron Dr #200 Charlotte, NC 28269	Air Freight & Logistics	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 06/19, Due 06/24)(11)	5,327,863	5,261,469	5,306,552
		First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 07/20, Due 06/24)(12)	1,934,530	1,904,336	1,934,530
			7,262,393	7,165,805	7,241,082

Ascensus Specialties, LLC(7)(8)(9) 2821 Northup Way, Suite 275 Bellevue, WA 98004	Specialty Chemicals	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 4.8% Cash, Acquired 09/19, Due 09/26)	6,983,949	6,929,297	6,955,238
			6,983,949	6,929,297	6,955,238

ASPEQ Heating Group LLC*(7)(8)(10) 425 Hanley Industrial Ct. St. Louis, MO 63144	Building Products, Air & Heating	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 11/19, Due 11/25)	8,900,320	8,798,601	8,900,320
			8,900,320	8,798,601	8,900,320

Auxi International(3)(7)(8) 738 rue Yves Kermen 92100 Boulogne Billancourt, France	Commercial Finance	First Lien Senior Secured Term Loan (EURIBOR + 6.25%, 6.3% Cash, Acquired 12/19, Due 12/26)(17)	1,660,261	1,517,769	1,637,017
		First Lien Senior Secured Term Loan (SONIA + 6.25%, 6.3% Cash, Acquired 04/21, Due 12/26)(22)	925,572	895,411	900,118
			2,585,833	2,413,180	2,537,135

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
AVSC Holding Corp 5100 North River Road, Suite 300 Schiller Park, IL 60176	Advertising	First Lien Senior Secured Term Loan (LIBOR + 3.25%, 4.3% Cash, 0.25% PIK, Acquired 08/18, Due 03/25)(8) (11)	$4,885,526	$4,357,791	$4,471,380
		First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, 1.0% PIK, Acquired 08/18, Due 03/25)(8) (13)	748,150	687,554	705,401
		First Lien Senior Secured Term Loan (5.0% Cash, 10.0% PIK, Acquired 11/20, Due 10/26)	5,242,169	5,117,306	6,255,637
			10,875,845	10,162,651	11,432,418

BDP International, Inc. (f/k/a BDP Buyer, LLC)(7)(8)(9) 510 Walnut St. Philadelphia, PA 19106	Air Freight & Logistics	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 12/18, Due 12/24)	14,924,697	14,685,795	14,651,127
			14,924,697	14,685,795	14,651,127

Beacon Pointe Advisors, LLC(7)(8)(11) 24 Corporate Plaza Dr, Suite 150 Newport Beach, CA 92660	Asset Manager & Custody Bank	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 03/20, Due 03/26)	990,841	972,683	990,841
			990,841	972,683	990,841

Benify (Bennevis AB)(3)(7)(8)(18) Banérgatan 16 Box 24101 104 51 Stockholm, Sweden	High Tech Industries	First Lien Senior Secured Term Loan (STIBOR + 5.25%, 5.3% Cash, Acquired 07/19, Due 07/26)	1,361,557	1,220,706	1,361,557
			1,361,557	1,220,706	1,361,557

Bidwax(3)(7)(8)(16) 16 rue Harald Stammbach, 59290 Wasquehal, France	Non-durable Consumer Goods	First Lien Senior Secured `Term Loan (EURIBOR + 6.5%, 6.5% Cash, Acquired 02/21, Due 02/28)	2,608,981	2,509,502	2,529,588
			2,608,981	2,509,502	2,529,588

BigHand UK Bidco Limited(3)(7)(8)(14) 27 Union St, London SE1 1SD	High Tech Industries	First Lien Senior Secured Term Loan (GBP LIBOR + 5.5%, 5.6% Cash, Acquired 01/21, Due 01/28)	926,907	855,940	894,337
			926,907	855,940	894,337

Black Diamond Equipment Rentals LLC(7)(23) 6220 Stoneridge Mall Road Pleasanton, CA 94588	Equipment Rental	Second Lien Loan (12.5% Cash, Acquired 12/20, Due 06/22)	10,000,000	10,000,000	10,000,000
		Warrant (4.17 units, Acquired 12/20)		1,010,000	651,375
			10,000,000	11,010,000	10,651,375

British Airways 2020-1 Class B Pass Through Trust British Airways Plc. Waterside PO Box 365 Harmondsworth, UB7 0GB United Kingdom	Airlines	Structured Secured Note - Class B (8.4% Cash, Acquired 11/20, Due 11/28)	863,250	863,250	1,001,040
			863,250	863,250	1,001,040

British Engineering Services Holdco Limited(3)(7)(8)(15) Unit 718, Eddington Way, Birchwood Park, Warrington WA3 6BA, United Kingdom	Commercial Services & Supplies	First Lien Senior Secured Term Loan (GBP LIBOR + 6.75%, 7.0% Cash, Acquired 12/20, Due 12/27)	15,839,726	15,048,263	15,440,924
			15,839,726	15,048,263	15,440,924

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Brown Machine Group Holdings, LLC(7)(8)(9) 330 North Ross Street Beaverton, MI 48612	Industrial Equipment	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 10/18, Due 10/24)	$6,633,915	$6,579,303	$6,633,915
			6,633,915	6,579,303	6,633,915

Cadent, LLC (f/k/a Cross MediaWorks)(7)(8)(9) 1675 Broadway, 22nd Floor New York, NY 10019	Media & Entertainment	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 09/18, Due 09/23)	7,532,846	7,497,997	7,532,846
			7,532,846	7,497,997	7,532,846

Canadian Orthodontic Partners Corp.(3)(7)(8)(21) 401 The West Mall Suite 301, Etobicoke, ON M9C 5J5, Canada	Healthcare	First Lien Senior Secured Term Loan (CDOR + 6.5%, 7.5% Cash, Acquired 06/21, Due 03/26)	4,437,878	4,496,664	4,389,012
			4,437,878	4,496,664	4,389,012

Carlson Travel, Inc 701 Carlson Parkway Minnetonka, MN 55305	Business Travel Management	First Lien Senior Secured Note (6.8% Cash, Acquired 09/20, Due 12/25)	3,000,000	2,362,500	2,758,140
		Super Senior Secured Term Loan (10.5% Cash, Acquired 12/20, Due 3/25)	4,239,000	4,158,132	4,450,950
		Common Stock (1,962 units, Acquired 11/20)(7)		88,290	19,620
			7,239,000	6,608,922	7,228,710

Centralis Finco S.a.r.l.(3)(7)(8)(16) 8-10 Avenue de la Gare, 1610 Luxembourg	Diversified Financial Services	First Lien Senior Secured Term Loan (EURIBOR + 5.25%, 5.3% Cash, Acquired 05/20, Due 05/27)	841,207	735,840	841,207
			841,207	735,840	841,207

Cineworld Group PLC(3) 770 Township Line Road Yardly, PA 19067	Leisure Products	First Lien Senior Secured Term Loan (LIBOR + 2.50%, 3.5% Cash, Acquired 04/20, Due 02/25)(8)(12)	9,014,844	6,162,352	7,925,580
		Super Senior Secured Term Loan (7.0% Cash, 8.3% PIK, Acquired 11/20, Due 05/24)	1,713,829	1,498,611	2,155,140
		Warrants (553,375 units, Acquired 12/20)		101,602	351,652
			10,728,673	7,762,565	10,432,372

Classic Collision (Summit Buyer, LLC)(7)(8)(11) 2329 John Glenn Dr Chamblee, Georgia, 30341	Auto Collision Repair Centers	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 01/20, Due 01/26)	13,611,310	13,400,361	13,471,672
			13,611,310	13,400,361	13,471,672

CM Acquisitions Holdings Inc.(7)(8)(11) 9 Lea Ave Nashville, TN 37210	Internet & Direct Marketing	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 05/19, Due 05/25)	19,191,301	18,920,572	19,191,301
			19,191,301	18,920,572	19,191,301

CMT Opco Holding, LLC (Concept Machine)(7)(8) 15625 Medina Rd Minneapolis, MN 55447	Distributors	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 01/20, Due 01/25)(11)	4,144,368	4,082,369	3,968,232
		LLC Units (8,782 units, Acquired 01/20)		351,709	281,165
			4,144,368	4,434,078	4,249,397

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Command Alkon (Project Potter Buyer, LLC)(7)(8) 1800 International Park Drive Suite 400 Birmingham, AL 35243	Software	First Lien Senior Secured Term Loan (LIBOR + 8.25%, 9.3% Cash, Acquired 04/20, Due 04/27)(9)	$20,848,238	$20,282,856	$20,470,072
		Class A Units (90.384 units, Acquired 04/20)		90,384	100,449
		Class B Units (33,324.69 units, Acquired 04/20)		—	14,063
			20,848,238	20,373,240	20,584,584

Contabo Finco S.À R.L(3)(7)(8)(16) Aschauer Straße 32a 81549 Munich Germany	Internet Software & Services	First Lien Senior Secured Term Loan (EURIBOR + 4.75%, 4.8% Cash, Acquired 10/19, Due 10/26)	1,437,733	1,313,423	1,419,484
			1,437,733	1,313,423	1,419,484

Crash Champions(7)(8)(11) 601 Oakmont Lane, Westmont, IL 60559	Automotive	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 05/21, Due 08/25)	2,333,333	2,236,344	2,233,333
			2,333,333	2,236,344	2,233,333

CSL DualCom(3)(7)(8)(15) Salamander Quay West Park Lane Harefield, UB9 6NZ United Kingdom	Tele- communications	First Lien Senior Secured Term Loan (GBP LIBOR + 5.5%, 5.5% Cash, Acquired 09/20, Due 09/27)	1,368,191	1,198,629	1,314,903
			1,368,191	1,198,629	1,314,903

Custom Alloy Corporation*(7)(23) 3 Washington Avenue High Bridge, NJ 08829	Manufacturer of Pipe Fittings & Forgings	Second Lien Loan (15.0% PIK, Acquired 12/20, Due 04/22)	45,000,185	37,043,142	33,975,140
		Revolver (15.0% PIK, Acquired 12/20, Due 04/22)	4,255,152	3,737,652	3,612,624
			49,255,337	40,780,794	37,587,764

CW Group Holdings, LLC*(7)(8)(9) 888 Boylston Street Boston, MA 02199	High Tech Industries	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 01/21, Due 01/27)	2,831,613	2,765,400	2,831,613
		LLC Units (161,290.32 units, Acquired 01/21)		161,290	172,581
			2,831,613	2,926,690	3,004,194

Dart Buyer, Inc.(3)(7)(8)(11) 9900 Cavendish, Suite 310 Saint-Laurent, QC H4M 2V2	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 04/19, Due 04/25)	12,248,503	12,054,416	12,174,828
			12,248,503	12,054,416	12,174,828

Discovery Education, Inc.(7)(8)(11) 4350 Congress St UNIT 700, Charlotte, NC 28209	Publishing	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 10/20, Due 10/26)	18,892,531	18,581,129	18,892,531
			18,892,531	18,581,129	18,892,531

Distinct Holdings, Inc.(7)(8)(9) 37 Market St Kenilworth, NJ 07033	Systems Software	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 04/19, Due 12/23)	6,880,088	6,831,263	6,856,833
			6,880,088	6,831,263	6,856,833

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Dragon Bidco(3)(7)(8)(17) Spaces Le Belvedere, 1-7 Cours Valmy, 92800 Puteaux, France	Technology	First Lien Senior Secured Term Loan (EURIBOR + 6.75%, 6.8% Cash, Acquired 04/21, Due 04/28)	$6,878,223	$6,805,615	$6,706,268
			6,878,223	6,805,615	6,706,268

DreamStart Bidco SAS (d/b/a SmartTrade)(3)(7)(8)(17) Immeuble Apogée, 13530, 500 Avenue Galilée 13290 Aix-en-Provence, France	Diversified Financial Services	First Lien Senior Secured Term Loan (EURIBOR + 4.5%, 4.5% Cash, 1.0% PIK, Acquired 03/20, Due 03/27)	2,200,328	1,981,308	2,151,243
			2,200,328	1,981,308	2,151,243

Dukane IAS, LLC(7)(23) 2900 Dukane Dr St. Charles, IL 60174	Welding Equipment Manufacturer	Second Lien Note (10.5% Cash, 2.5% PIK, Acquired 12/20, Due 12/24)	4,662,752	4,662,752	4,662,752
			4,662,752	4,662,752	4,662,752

Entact Environmental Services, Inc.(7)(8)(11) 1 E. Oak Hill Drive, Suite 102, Westmont, IL 60559	Environmental Industries	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 02/21, Due 12/25)	5,733,602	5,680,230	5,686,644
			5,733,602	5,680,230	5,686,644

EPS NASS Parent, Inc.(7)(8)(11) 15 Millpark Ct. Maryland Heights, MO 63043	Electrical Components & Equipment	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 04/21, Due 04/28)	13,100,510	12,818,903	12,812,299
			13,100,510	12,818,903	12,812,299

F24 (Stairway BidCo Gmbh)(3)(7)(8)(16) Hackenstrasse 7b Munich, 80331 Germany	Software Services	First Lien Senior Secured Term Loan (EURIBOR + 6.5%, 6.5% Cash, Acquired 08/20, Due 08/27)	1,689,921	1,640,868	1,687,808
			1,689,921	1,640,868	1,687,808

Ferrellgas L.P.(3)(7) One Liberty Plaza Liberty, MO 64068	Oil & Gas Equipment & Services	OpCo Preferred Units (2,886 units, Acquired 03/21)		2,799,420	2,943,720
				2,799,420	2,943,720

Fineline Technologies, Inc.(7)(8)(11) 3145 Medlock Bridge Road, Norcross, GA 30071	Consumer Services	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 02/21, Due 02/28)	1,316,700	1,283,170	1,298,740
			1,316,700	1,283,170	1,298,740

FitzMark Buyer, LLC(7)(8)(11) 950 Dorman St Indianapolis, IN 46202	Cargo & Transportation	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 12/20, Due 12/26)	4,280,000	4,201,056	4,254,320
			4,280,000	4,201,056	4,254,320

Foundation Risk Partners, Corp.(7)(8)(11) 1540 Cornerstone Blvd. Suite 230 Daytona Beach, Florida 32117	Financial Services	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 09/20, Due 11/23)	10,281,618	10,103,469	10,117,112
		Second Lien Senior Secured Term Loan (LIBOR + 8.50%, 9.5% Cash, Acquired 09/20, Due 11/24)	1,722,222	1,604,612	1,722,222
			12,003,840	11,708,081	11,839,334

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
FragilePak LLC(7)(8) 2270 Corporate Circle, Ste. 220 Henderson, NV 89074	Transportation Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 05/21, Due 05/27)(11)	$9,375,000	$8,993,430	$8,988,281
		Partnership Units (937.5 units, Acquired 05/21)		937,500	937,500
			9,375,000	9,930,930	9,925,781

GoldenTree Loan Opportunities IX, Limited: Series 2014-9A(3)(8)(11) 300 Park Ave., 21st Floor New York, NY 10022	Structured Finance	Structured Secured Note - Class DR2 (LIBOR + 3.0%, 3.2% Cash, Acquired 03/20, Due 10/29)	1,250,000	930,689	1,243,100
			1,250,000	930,689	1,243,100

GTM Intermediate Holdings, Inc.(7)(23) 724 West Lancaster Avenue Suite 120 Wayne, PA 19087	Medical Equipment Manufacturer	Second Lien Loan (11.0% Cash, 1.0% PIK, Acquired 12/20, Due 12/24)	11,447,937	11,396,779	11,447,937
		Series A Preferred Units (923,347.4 units)		1,446,615	1,671,259
		Series C Preferred Units (460,652.6 units)		721,708	833,781
		Common Stock (2 shares, Acquired 12/20)		1,078,778	1,388,826
			11,447,937	14,643,880	15,341,803

Gulf Finance, LLC(8)(9) 200 Clarendon Street, 55th floor Boston, MA 02117	Oil & Gas Exploration & Production	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 10/18, Due 08/23)	1,042,968	956,712	883,175
			1,042,968	956,712	883,175

Halo Technology Bidco, Inc.(7)(8)(11) 191 Post Road West Westport, CT 06880	Technology	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 06/21, Due 06/27)	7,500,000	7,387,542	7,387,500
			7,500,000	7,387,542	7,387,500

Hawaiian Airlines 2020-1 Class B Pass Through Certificates 3375 Koapaka Street, G-350 Honolulu, HI 96819	Airlines	Structured Secured Note - Class B (11.3% Cash, Acquired 08/20, Due 09/25)	6,796,296	6,796,296	7,781,759
			6,796,296	6,796,296	7,781,759

Heartland, LLC(7)(8)(11) 1200 Main St, 42nd Floor Kansas City, MO 64105	Commercial Services & Supplies	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 08/19, Due 08/25)	9,283,341	9,137,266	9,283,342
			9,283,341	9,137,266	9,283,342

Heilbron (f/k/a Sucsez (Bolt Bidco B.V.))(3)(7)(8)(17) Edisonstraat 92 7006 RE Doetinchem, Netherlands	Insurance	First Lien Senior Secured Term Loan (EURIBOR + 5.25%, 5.3% Cash, Acquired 09/19, Due 09/26)	19,660,625	18,803,899	19,169,109
			19,660,625	18,803,899	19,169,109

Highpoint Global LLC(7)(23) 8520 Allison Pointe Boulevard Suite 310 Indianapolis, IN 46250	Government Services	Second Lien Note (12.0% Cash, 2.0% PIK, Acquired 12/20, Due 09/22)	5,361,602	5,340,371	5,361,602
			5,361,602	5,340,371	5,361,602

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Holley Performance Products (Holley Purchaser, Inc.)(7)(8)(11) 1801 Russellville Road Bowling Green, KY 42101	Automotive Parts & Equipment	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 5.2% Cash, Acquired 10/18, Due 10/25)	$16,870,229	$16,705,521	$16,870,229
			16,870,229	16,705,521	16,870,229

Home Care Assistance, LLC(7)(8)(11) 2001 Van Ness Ave San Francisco, CA 94109	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 03/21, Due 03/27)	3,096,181	3,022,278	3,025,840
			3,096,181	3,022,278	3,025,840

HTI Technology & Industries(7)(23) 315 Tech Park Drive, Suite 100 LaVergne, TN 37086	Electronic Component Manufacturing	Second Lien Note (12.0% Cash, 4.8% PIK, Acquired 12/20, Due 09/24)	12,924,838	12,420,038	12,498,318
			12,924,838	12,420,038	12,498,318

HW Holdco, LLC (Hanley Wood LLC) (7)(8)(11) 1152 15th St. NW, Suite 750 Washington, DC 20005	Advertising	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 12/18, Due 12/24)	7,469,758	7,354,938	7,469,758
			7,469,758	7,354,938	7,469,758

Hyperion Materials & Technologies, Inc.(7)(8)(11) 6325 Huntley Road Worthington, Ohio 43085	Industrial Machinery	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.5% Cash, Acquired 08/19, Due 08/26)	13,785,817	13,590,466	13,732,466
			13,785,817	13,590,466	13,732,466

IGL Holdings III Corp.(7)(8)(11) 10470 Miller Rd Dallas, TX 75238	Commercial Printing	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 11/20, Due 11/26)	12,555,275	12,221,551	12,555,275
			12,555,275	12,221,551	12,555,275

IM Analytics Holding, LLC (d/b/a NVT)(7)(8) 17 Mandeville Court Monterey, CA 93940	Electronic Instruments & Components	First Lien Senior Secured Term Loan (LIBOR + 7.0%, 8.0% Cash, Acquired 11/19, Due 11/23)(11)	8,167,730	8,116,223	6,779,216
		Warrant (68,950 units, Acquired 11/19)		—	—
			8,167,730	8,116,223	6,779,216

IM Square(3)(7)(8)(16) 5 rue Royale 75008 Paris France	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Term Loan (EURIBOR + 5.25%, 5.3% Cash, Acquired 05/21, Due 05/28)	13,282,087	12,999,053	12,695,066
			13,282,087	12,999,053	12,695,066

IMIA Holdings, Inc.(7)(8)(11) 7884 Spanish Fort Blvd Spanish Fort, AL 36527	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 04/21, Due 04/27)	15,000,000	14,682,265	14,700,000
			15,000,000	14,682,265	14,700,000

Innovad Group II BV(3)(7)(8)(16) Postbaan 69, 2910 Essen, Belgium	Beverage, Food & Tobacco	First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, Acquired 04/21, Due 04/28)	6,523,509	6,258,149	6,312,854
			6,523,509	6,258,149	6,312,854

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
INOS 19-090 GmbH(3)(7)(8)(16) Edelzeller Strasse 51, 36043 Fulda, Germany	Aerospace & Defense	First Lien Senior Secured Term Loan (EURIBOR + 6.1%, 6.1% Cash, Acquired 12/20, Due 12/27)	$5,496,840	$5,484,942	$5,358,920
			5,496,840	5,484,942	5,358,920

International Precision Components(7)(23) 28468 North Ballard Drive, Lake Forest, IL 60045	Plastic Injection Molding	Second Lien Loan (12.0% Cash, 2.0% PIK, Acquired 12/20, Due 10/24)	3,909,761	3,852,090	3,909,761
			3,909,761	3,852,090	3,909,761

ISS#2, LLC (d/b/a Industrial Services Solutions)(7)(8)(11) 10070 Daniels Interstate Court Suite 140 Fort Myers, FL 33913	Commercial Services & Supplies	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.5% Cash, Acquired 02/20, Due 02/26)	6,753,963	6,646,027	6,166,368
			6,753,963	6,646,027	6,166,368

Jade Bidco Limited (Jane's)(3)(7)(8) Sentinel House, 163 Brighton Road Coulsdon, Surrey, CR5 2YH, United Kingdom	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 4.8% Cash, 2.0% PIK, Acquired 11/19, Due 12/26)(12)	7,241,738	7,086,980	7,151,014
		First Lien Senior Secured Term Loan (EURIBOR + 4.5%, 4.5% Cash, 2.0% PIK, Acquired 11/19, Due 12/26)(17)	1,370,029	1,250,985	1,352,866
			8,611,767	8,337,965	8,503,880

Jedson Engineering, Inc.(7)(23) One Centennial Plaza 705 Central Avenue Cincinnati, OH 45202	Engineering & Construction Management	First Lien Loan (12.0% Cash, Acquired 12/20, Due 06/22)	2,900,000	2,900,000	2,900,000
			2,900,000	2,900,000	2,900,000

JetBlue 2019-1 Class B Pass Through Trust 27-01 Queens Plaza North Long Island City, NY 11101	Airlines	Structured Secured Note - Class B (8.0% Cash, Acquired 08/20, Due 11/27)	4,443,386	4,443,386	5,220,979
			4,443,386	4,443,386	5,220,979

JF Acquisition, LLC(7)(8)(11) 100 Perimeter Park Drive Suite H Morrisville, NC 27560	Automotive	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.5% Cash, Acquired 05/21, Due 07/24)	7,875,565	7,645,829	7,726,244
			7,875,565	7,645,829	7,726,244

Kano Laboratories LLC(7)(8)(11) 1000 E Thompson Ln Nashville, TN 37211	Chemicals, Plastics & Rubber	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 11/20, Due 09/26)	8,801,635	8,559,529	8,801,635
		Partnership Equity (203.2 units, Acquired 11/20)		203,198	220,155
			8,801,635	8,762,727	9,021,790

Kene Acquisition, Inc. (En Engineering)(7)(8)(9) 28100 Torch Parkway, Suite 400 Warrenville, Illinois 60555	Oil & Gas Equipment & Services	First Lien Senior Secured Term Loan (LIBOR + 4.25%, 5.3% Cash, Acquired 08/19, Due 08/26)	7,261,685	7,151,807	7,208,167
			7,261,685	7,151,807	7,208,167

Kona Buyer, LLC(7)(8)(11) 201 W. Saint John St. Spartanburg, SC 29306	High Tech Industries	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.3% Cash, Acquired 12/20, Due 12/27)	24,647,727	24,080,173	24,145,062
			24,647,727	24,080,173	24,145,062

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
LAC Intermediate, LLC (f/k/a Lighthouse Autism Center)(7)(8) 3730 Edison Lakes Pkwy Mishakawa, IN 46545	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 10/18, Due 10/24)(11)	$34,296,589	$33,670,721	$34,296,589
		Class A LLC Units (154,320 units, Acquired 10/18)		154,320	379,627
			34,296,589	33,825,041	34,676,216

LAF International(3)(7)(8)(16) 4 rue Brindejonc des Moulinais, 31500 Toulouse France	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan (EURIBOR + 6.0%, 6.0% Cash, Acquired 03/21, Due 03/28)	1,541,671	1,528,912	1,514,451
			1,541,671	1,528,912	1,514,451

Learfield Communications, LLC 2400 Dallas Parkway, Suite 500 Plano, TX 75093	Broadcasting	First Lien Senior Secured Term Loan (LIBOR + 3.25%, 4.3% Cash, Acquired 08/20, Due 12/23)(8)(9)	136,090	95,943	131,327
		First Lien Senior Secured Term Loan (LIBOR + 3.0%, 3.0% Cash, 10.2% PIK, Acquired 08/20, Due 12/23)(11)	7,557,013	7,502,126	7,585,352
			7,693,103	7,598,069	7,716,679

Legal Solutions Holdings(7)(23) 955 Overland Ct Ste 200 San Dimas, CA, 91773-1747	Business Services	Senior Subordinated Loan (6.0% Cash, 10.0% PIK, Acquired 12/20, Due 03/22)	10,930,158	10,129,503	10,252,488
			10,930,158	10,129,503	10,252,488

LivTech Purchaser, Inc.(7)(8)(11) 2035 Lakeside Centre Way, Suite 200 Knoxville, TN 37922	Business Services	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 01/21, Due 12/25)	918,023	906,589	907,623
			918,023	906,589	907,623

MC Group Ventures Corporation(7) 8959 Tyler Boulevard. Mentor, OH 44060	Business Services	Partnership Units (746.66 Units, Acquired 06/21)		746,662	746,660
				746,662	746,660

Media Recovery, Inc. (SpotSee)(7)(8) 5501 Lyndon B Johnson Freeway, Suite 350 Dallas, TX 75240	Containers, Packaging & Glass	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 11/19, Due 11/25) (11)	2,947,860	2,902,613	2,923,747
		First Lien Senior Secured Term Loan (GBP LIBOR + 6.0%, 7.0% Cash, Acquired 12/20, Due 12/26)(14)	4,575,457	4,339,461	4,538,030
			7,523,317	7,242,074	7,461,777

Modern Star Holdings Bidco Pty Limited.(3)(7)(8)(19) 122-126 Old Pittwater Road Level 1 Brookvale, NSW 2100 Australia	Non-durable Consumer Goods	First Lien Senior Secured Term Loan (BBSY + 6.25%, 6.8% Cash, Acquired 12/20, Due 12/26)	4,605,966	4,454,223	4,530,514
			4,605,966	4,454,223	4,530,514

MSG National Properties(3)(7)(8)(11) 2 Penn Plaza NY, NY 10121	Hotel, Gaming, & Leisure	First Lien Senior Secured Term Loan (LIBOR + 6.25%, 7.0% Cash, Acquired 11/20, Due 11/25)	2,455,605	2,389,676	2,529,273
			2,455,605	2,389,676	2,529,273

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Murphy Midco Limited(3)(7)(8)(14) 38-42 Brunswick Street West, Hove, England, BN3 1EL	Media, Diversified & Production	First Lien Senior Secured Term Loan (GBP LIBOR + 5.5%, 5.6% Cash, Acquired 11/20, Due 11/27)	$4,689,588	$4,288,723	$4,513,014
			4,689,588	4,288,723	4,513,014

Music Reports, Inc.(7)(8)(9) 21122 Erwin Street Woodland Hills, CA 91367	Media & Entertainment	First Lien Senior Secured Term Loan (LIBOR + 6.25%, 7.3% Cash, Acquired 08/20, Due 08/26)	5,551,025	5,428,493	5,551,025
			5,551,025	5,428,493	5,551,025

Navia Benefit Solutions, Inc.(7)(8)(11) Navia Benefit Solutions PO Box 53250 Bellevue WA 98015	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 02/21, Due 02/27)	2,385,000	2,302,319	2,324,229
			2,385,000	2,302,319	2,324,229

NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions)(7)(8)(9) 16240 Port NW Dr #100 Houston, TX 77041	Energy Equipment & Services	First Lien Senior Secured Term Loan (LIBOR + 4.25%, 5.3% Cash, Acquired 10/18, Due 10/25)	11,795,227	11,756,894	11,771,637
			11,795,227	11,756,894	11,771,637

Odeon Cinemas Group Limited(3)(7) 100 Avebury Blvd Milton Keynes, MK9 1FH United Kingdom	Hotel, Gaming, & Leisure	First Lien Senior Secured Term Loan (10.75% PIK, Acquired 02/21, Due 08/23)	1,414,117	1,373,555	1,442,399
		First Lien Senior Secured Term Loan (10.75% PIK, Acquired 02/21, Due 08/23)	2,567,534	2,548,970	2,618,884
			3,981,651	3,922,525	4,061,283

OG III B.V.(3)(7)(8)(16) Toermalijnstraat 12c, 1812 RL Alkmaar, The Netherlands	Containers & Glass Products	First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, Acquired 06/21, Due 06/28)	12,327,172	12,227,940	11,956,524
			12,327,172	12,227,940	11,956,524

Omni Intermediate Holdings, LLC(7)(8)(9) 3100 Olympus Blvd Suite 420, Coppell, TX 75019	Transportation	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 12/20, Due 12/26)	13,994,706	13,644,202	13,644,838
			13,994,706	13,644,202	13,644,838

Options Technology Ltd.(3)(7)(8)(11) 5th Floor, 50 Pall Mall St. James, London, SW1Y 5JH, United Kingdom	Computer Services	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 12/19, Due 12/25)	12,375,894	12,183,457	12,276,887
			12,375,894	12,183,457	12,276,887

Oracle Vision Bidco Limited(3)(7)(8)(22) 1-6 Star Building, Broughton Business Park, Fulwood, Preston, PR2 9WT	Healthcare	First Lien Senior Secured Term Loan (SONIA + 5.25%, 5.3% Cash, Acquired 06/21, Due 05/28)	3,161,862	3,135,186	3,067,006
			3,161,862	3,135,186	3,067,006

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Origin Bidco Limited(3)(7)(8) 250 Fowler Avenue, Farnborough, Hampshire, GU14 7JP, United Kingdom	Technology	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 06/21, Due 06/28)(11)	$597,094	$580,783	$580,674
		First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, Acquired 06/21, Due 06/28)(16)	393,386	393,173	382,568
			990,480	973,956	963,242

Pacific Health Supplies Bidco Pty Limited(3)(7)(8)(20) L 8 15 Talavera Rd North Ryde, NEW SOUTH WALES, 2113 Australia	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan (BBSY + 6.0%, 6.5% Cash, Acquired 12/20, Due 12/25)	9,065,142	8,668,003	8,812,614
			9,065,142	8,668,003	8,812,614

Pare SAS (SAS Maurice MARLE)(3)(7)(8) (17) BP 46, ZI rue Lavoisier F-52800 Nogent, France	Health Care Equipment	First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, 1.0% PIK, Acquired 12/19, Due 12/26)	4,836,103	4,471,745	4,739,381
			4,836,103	4,471,745	4,739,381

Patriot New Midco 1 Limited (Forensic Risk Alliance)(3)(7)(8) Audrey House, 16-20 Ely Pl, Holborn, London EC1N 6SN, United Kingdom	Diversified Financial Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 02/20, Due 02/27)(11)	4,006,241	3,910,841	3,958,166
		First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, Acquired 02/20, Due 02/27) (16)	3,569,411	3,202,598	3,526,578
			7,575,652	7,113,439	7,484,744

PerTronix, LLC(7)(8)(10) 440 East Arrow Highway San Dimas, CA 91773	Automotive	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 10/20, Due 10/26)	7,287,692	7,188,611	7,287,692
			7,287,692	7,188,611	7,287,692

Premier Technical Services Group (Project Graphite)(3)(7)(8)(14) Flemming Court, 11-14 Whistler Dr, Castleford WF10 5HW United Kingdom	Construction & Engineering	First Lien Senior Secured Term Loan (GBP LIBOR + 6.75%, 7.3% Cash, Acquired 08/19, Due 06/26)	3,415,902	2,969,477	3,415,902
			3,415,902	2,969,477	3,415,902

Premium Franchise Brands, LLC(7)(8)(11) 2520 Northwinds Parkway, Suite 375, Alpharetta, GA 30009	Research & Consulting Services	First Lien Senior Secured Term Loan (LIBOR + 6.25%, 7.3% Cash, Acquired 12/20, Due 12/26)	21,945,000	21,537,034	21,769,440
			21,945,000	21,537,034	21,769,440

Premium Invest(3)(7)(8)(16) 14 rue de la ferme 92100 Boulogne Billancourt France	Brokerage, Asset Managers & Exchanges	First Lien Senior Secured Term Loan (EURIBOR + 6.0%, 6.0% Cash, Acquired 06/21, Due 06/28)	19,211,590	19,023,975	18,543,038
			19,211,590	19,023,975	18,543,038

Process Equipment, Inc. (ProcessBarron)(7)(8)(11) 2770 Welborn St Pelham, AL 35124	Industrial Air & Material Handling Equipment	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 03/19, Due 03/25)	6,173,594	6,102,813	5,568,582
			6,173,594	6,102,813	5,568,582

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Professional Datasolutions, Inc. (PDI)(7)(8)(11) 11675 Rainwater Drive, Suite 350, Alpharetta, GA 30009-8693	Application Software	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 03/19, Due 10/24)	$10,869,004	$10,856,368	$10,733,142
			10,869,004	10,856,368	10,733,142

Protego Bidco B.V.(3)(7)(8)(17) G. van der Muelenweg 3, 7443 RE Nijverdal, Netherlands	Aerospace & Defense	First Lien Senior Secured Term Loan (EURIBOR + 5.25%, 5.3% Cash, Acquired 03/21, Due 03/27)	774,296	755,137	774,296
		First Lien Senior Secured Term Loan (EURIBOR + 6.0%, 6.0% Cash, Acquired 03/21, Due 03/28)	1,614,106	1,519,724	1,569,204
			2,388,402	2,274,861	2,343,500

PSC UK Pty Ltd.(3)(7)(8)(14) 96 Wellington Parade, East Melbourne, Victoria 3002, Australia	Insurance Services	First Lien Senior Secured Term Loan (GBP LIBOR + 6.0%, 6.5% Cash, Acquired 11/19, Due 10/24)	2,713,297	2,448,944	2,652,663
			2,713,297	2,448,944	2,652,663

Questel Unite(3)(7)(8) 1 boulevard de la Madeleine, 75001 Paris, France	Business Services	First Lien Senior Secured Term Loan (EURIBOR + 6.25%, 6.3% Cash, Acquired 12/20, Due 12/27)(16)	13,969,579	13,951,810	13,894,541
		First Lien Senior Secured Term Loan (LIBOR + 6.25%, 6.8% Cash, Acquired 12/20, Due 12/27)	6,892,270	6,796,005	6,864,701
			20,861,849	20,747,815	20,759,242

Radwell International, LLC(7)(8)(11) 1 Millennium Drive Willingboro, NJ 08046	Wholesale	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 12/20, Due 12/26)	15,838,237	15,546,688	15,579,836
			15,838,237	15,546,688	15,579,836

Recovery Point Systems, Inc.(7)(8) 75 W Watkins Mill Rd Gaithersburg, MD 20878	Technology	First Lien Senior Secured Term Loan (LIBOR + 6.5%, 7.5% Cash, Acquired 08/20, Due 07/26)(11)	11,707,308	11,501,457	11,707,308
		Partnership Equity (187,235 units, Acquired 03/21)		187,235	170,197
			11,707,308	11,688,692	11,877,505

REP SEKO MERGER SUB LLC(7)(8)(11) 1100 Arlington Heights Road STE 600 Itasca, IL 60143	Air Freight & Logistics	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 12/20, Due 12/26)	7,652,455	7,436,675	7,652,455
			7,652,455	7,436,675	7,652,455

Resonetics, LLC(7)(8)(11) 26 Whipple St. Nashua, NH 03060	Health Care Equipment	Second Lien Senior Secured Term Loan (LIBOR + 7.0%, 7.8% Cash, Acquired 04/21, Due 04/29)	2,088,364	2,047,263	2,046,597
			2,088,364	2,047,263	2,046,597

RPX Corporation(7)(8)(11) 4 Embarcadero Center Suite 4000 San Francisco, CA 94111	Research & Consulting Services	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 10/20, Due 10/25)	16,143,750	15,820,062	16,167,966
			16,143,750	15,820,062	16,167,966

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Ruffalo Noel Levitz, LLC(7)(8)(11) 1025 Kirkwood Pkwy SW Cedar Rapids, IA 52404	Media Services	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 01/19, Due 05/22)	$9,592,266	$9,550,275	$9,592,266
			9,592,266	9,550,275	9,592,266

Safety Products Holdings, LLC(7)(8) 1897 Vanderhorn Dr. Memphis, TN 38134	Non-durable Consumer Goods	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 12/20, Due 12/26)(9)	15,574,673	15,117,074	15,332,211
		Preferred Stock (372.1 shares, Acquired 12/20)		372,088	462,609
			15,574,673	15,489,162	15,794,820

Scaled Agile, Inc.(7)(8)(9) 5400 Airport Blvd. Suite 300 Boulder, CO 8030	Research & Consulting Services	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 06/19, Due 06/24)	4,069,352	4,040,684	4,069,352
			4,069,352	4,040,684	4,069,352

Serta Simmons Bedding LLC(8)(9) 1 Concourse Parkway, ste. 800 Atlanta, GA 30328	Home Furnishings	Super Priority First Out (LIBOR + 7.5%, 8.5% Cash, Acquired 6/20, Due 08/23)	7,387,283	7,230,661	7,461,156
		Super Priority Second Out (LIBOR + 7.5%, 8.5% Cash, Acquired 6/20, Due 08/23)	3,616,420	3,368,207	3,446,665
			11,003,703	10,598,868	10,907,821

Sigmatek Systems, LLC(7)(8)(11) 1445 Kemper Meadow Drive Cincinnati, OH 45240	High Tech Industries	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 01/21, Due 01/27)	3,965,038	3,874,166	3,917,457
			3,965,038	3,874,166	3,917,457

SISU ACQUISITIONCO., INC.(7)(8)(11) 3060 SW 2nd Avenue, Fort Lauderdale, FL 33315	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 12/20, Due 12/26)	14,062,171	13,801,268	13,829,625
			14,062,171	13,801,268	13,829,625

SMA Holdings, Inc.(7)(23) 19200 Von Karman Ave STE 230 Irvine, CA 92612	Consulting	First Lien Loan (11.0% Cash, Acquired 12/20, Due 06/24)	7,000,000	6,720,000	6,860,000
		Warrants (2.0 units, Acquired 12/20)		286,781	485,741
			7,000,000	7,006,781	7,345,741

Smile Brands Group Inc.(7)(8)(11) 100 Spectrum Center Drive Suite 1500 Irvine, CA 92618	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 5.17%, 5.4% Cash, Acquired 10/18, Due 10/24)	5,846,563	5,813,007	5,846,563
		First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 12/20, Due 10/24)	9,264,438	9,018,510	9,264,438
			15,111,001	14,831,517	15,111,001

SN BUYER, LLC(7)(8)(11) 600 Superior Avenue East, Suite 1500, Cleveland, OH 44114	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 12/20, Due 12/26)	19,270,833	18,900,009	19,328,646
			19,270,833	18,900,009	19,328,646

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Springbrook Software (SBRK Intermediate, Inc.)(7)(8)(11) 1000 SW Broadway Suite 1900 Portland, OR 97205	Enterprise Software & Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 12/19, Due 12/26)	$9,279,066	$9,097,433	$9,279,066
			9,279,066	9,097,433	9,279,066

SPT Acquico Limited(3)(7)(8)(11) Melbourn Science Park, Melbourn, Hertfordshire, SG8 6HB, United Kingdom	High Tech Industries	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 01/21, Due 12/27)	658,312	636,898	646,462
			658,312	636,898	646,462

SSCP Pegasus Midco Limited(3)(7)(8)(14) 654 The Crescent, Colchester, Essex, England, CO4 9YQ	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan (GBP LIBOR + 6.75%, 6.8% Cash, Acquired 12/20, Due 11/27)	12,088,274	11,093,862	12,037,034
			12,088,274	11,093,862	12,037,034

Syniverse Holdings, Inc.(8)(11) 8125 Highwoods Palm Way Tampa, FL 33647	Technology Distributors	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 08/18, Due 03/23)	17,435,517	16,293,502	17,245,993
			17,435,517	16,293,502	17,245,993

The Hilb Group, LLC(7)(8)(11) 6802 Paragon Place, Suite 200, Richmond, Virginia 23230	Insurance Brokerage	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 12/19, Due 12/26)	11,607,278	11,371,666	11,282,274
		First Lien Senior Secured Term Loan (LIBOR + 6.25%, 7.3% Cash, Acquired 12/19, Due 12/26)	3,984,879	3,784,467	3,923,687
			15,592,157	15,156,133	15,205,961

Total Safety U.S. Inc.(8)(11) 11111 Wilcrest Green Drive, ste. 300 Houston, TX 77042	Diversified Support Services	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 11/19, Due 08/25)	6,674,616	6,458,297	6,671,812
			6,674,616	6,458,297	6,671,812

Transit Technologies LLC(7)(8)(11) 2035 Lakeside Centre Way Suite 125 Knoxville, TN 37922	Software	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 02/20, Due 02/25)	6,035,305	5,932,553	5,735,397
			6,035,305	5,932,553	5,735,397

Transportation Insight, LLC(7)(8)(9) 310 Main Avenue Way SE Hickory, NC 28602	Air Freight & Logistics	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 4.6% Cash, Acquired 08/18, Due 12/24)	19,394,696	19,282,145	18,929,223
			19,394,696	19,282,145	18,929,223

Trident Maritime Systems, Inc.(7)(8)(11) 2011 Crystal Drive, Suite 1102, Arlington, VA 22202	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.5% Cash, Acquired 02/21, Due 02/27)	14,962,500	14,686,294	14,730,731
			14,962,500	14,686,294	14,730,731

Truck-Lite Co., LLC(7)(8)(11) 310 East Elmwood Ave Falconer, NY 14733	Automotive Parts & Equipment	First Lien Senior Secured Term Loan (LIBOR + 6.25%, 7.3% Cash, Acquired 12/19, Due 12/26)	22,240,385	21,876,322	22,240,385
			22,240,385	21,876,322	22,240,385

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Trystar, LLC(7)(8) 15765 Acorn Trail Faribault, MN 55021	Power Distribution Solutions	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 09/18, Due 09/23)(11)	$16,185,659	$16,021,574	$16,007,616
		Class A LLC Units (384.5 units, Acquired 09/18)		395,995	332,452
			16,185,659	16,417,569	16,340,068

Turf Products, LLC(7)(23) 157 Moody Road Enfield, CT 06083	Landscaping & Irrigation Equipment Distributor	Senior Subordinated Debt (10.0% Cash, Acquired 12/20, Due 10/23)	8,697,056	8,383,962	8,610,085
			8,697,056	8,383,962	8,610,085

U.S. Gas & Electric, Inc.(7)(23) P.O. Box 660403 Dallas, TX 75266-0433	Energy Services	Second Lien Loan (9.5% Cash, Acquired 12/20, Due 07/25)	2,285,250	1,785,250	1,785,250
		Second Lien Loan (9.5% Cash, Acquired 12/20, Due 07/25)(24)	2,485,469	—	—
			4,770,719	1,785,250	1,785,250

U.S. Silica Company(3)(8)(9) 24275 Katy Freeway Katy, TX 77494	Metal & Glass Containers	First Lien Senior Secured Term Loan (LIBOR + 4.0%, 5.0% Cash, Acquired 08/18, Due 05/25)	1,479,815	1,482,292	1,412,306
			1,479,815	1,482,292	1,412,306

UKFast Leaders Limited(3)(7)(8)(14) UKFast Campus, Birley Fields, Manchester, England, M15 5QJ	Technology	First Lien Senior Secured Term Loan (GBP LIBOR + 7.0%, 7.0% Cash, Acquired 09/20, Due 9/27)	12,557,085	11,376,760	12,282,223
			12,557,085	11,376,760	12,282,223

USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.)(7)(8)(11) 16825 Northchase Dr Ste 900, Houston, TX 77060	Legal Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 11/18, Due 11/24)	16,263,423	16,082,298	15,466,516
			16,263,423	16,082,298	15,466,516

Utac Ceram(3)(7)(8) Autodrome de Linas-Montlhéry Avenue Georges Boillot 91310 Linas, France	Business Services	First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, Acquired 09/20, Due 09/27)(16)	1,778,851	1,703,125	1,742,162
		First Lien Senior Secured Term Loan (LIBOR + 5.75%, 5.8% Cash, Acquired 02/21, Due 09/27)(11)	3,491,000	3,408,270	3,419,016
			5,269,851	5,111,395	5,161,178

Validity, Inc.(7)(8)(9) 200 Clarendon Street, 22nd floor Boston, MA 02116	IT Consulting & Other Services	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 4.9% Cash, Acquired 07/19, Due 05/25)	4,783,146	4,674,093	4,692,266
			4,783,146	4,674,093	4,692,266

Vital Buyer, LLC(7)(8) 227 Fayetteville Street Suite 400 Raleigh, NC 27601	Technology	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 6.8% Cash, Acquired 06/21, Due 06/28)(11)	14,880,952	14,586,082	14,583,333
		Partnership Units (16,442.9 units, Acquired 06/21)		164,429	164,429
			14,880,952	14,750,511	14,747,762

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
W2O Holdings, Inc.(7)(8) 50 Francisco Street, Suite 400 San Francisco, CA 94133	Healthcare Technology	Undrawn Delayed Draw Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 10/20, Due 06/25)	$—	$(106,398)	$—
			—	(106,398)	—

World 50, Inc.(7)(8)(9) 3525 Piedmont Rd NE Atlanta, GA 30305	Professional Services	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 01/20, Due 01/26)	3,296,584	3,210,036	3,296,583
		First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 09/20, Due 01/26)	9,054,760	8,876,930	8,964,213
			12,351,344	12,086,966	12,260,796
Subtotal Non–Control / Non–Affiliate Investments			$1,433,845,553	$1,397,993,028	$1,414,823,146

Affiliate Investments: (4)
Jocassee Partners LLC(3) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	9.1% Member Interest, Acquired 06/19		30,158,270	34,976,280
				30,158,270	34,976,280

JSC Tekers Holdings(3)(7)(23) Jauniela Street 15-3, Riga, Riga City 1050	Real Estate Management	Preferred Stock (9,159,085 shares, Acquired 12/30)		4,753,000	5,678,633
		Common Stock (3,201 shares, Acquired 12/20)		—	—
				4,753,000	5,678,633

Security Holdings B.V.(3)(7)(23) Strawinskylaan 411 Toren A, 4hg, Amsterdam, Noord-Holland, Netherlands	Electrical Engineering	Bridge Loan (5.0% PIK, Acquired 12/20, Due 05/22)	5,451,205	5,451,207	5,451,205
		Senior Subordinated Loan (3.1% PIK, Acquired 12/20, Due 05/22)	8,884,067	8,884,068	8,884,067
		Senior Unsecured Term Loan (9.0% PIK, Acquired 04/21, Due 04/25)	8,301,304	8,347,853	8,301,304
		Common Stock (1,099.5 shares, Acquired 12/20)		21,264,000	25,352,179
			22,636,576	43,947,128	47,988,755

Thompson Rivers LLC(3) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	9.6% Member Interest, Acquired 06/20		30,000,000	32,200,110
				30,000,000	32,200,110

Waccamaw River LLC(3) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	25% Member Interest, Acquired 02/21		5,525,000	5,588,593
				5,525,000	5,588,593
Subtotal Affiliate Investments			$22,636,576	$114,383,398	$126,432,371

Control Investments:(5)
MVC Automotive Group Gmbh(3)(7)(23) Bruennerstrasse 66 Vienna, 1210 Austria	Other Diversified Financial Services	Bridge Loan (6.0% Cash, Acquired 12/20, Due 12/21)	7,149,166	7,149,166	7,149,166
		Common Equity Interest (18,000 shares, Acquired 12/20)		9,553,000	8,418,519
			7,149,166	16,702,166	15,567,685

Portfolio Company(6)	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
MVC Private Equity Fund LP(3) (23) 287 Bowman Ave, 2nd Floor Purchase, NY 10577	Investment Funds & Vehicles	General Partnership Interest		$224,978	$191,074
		Limited Partnership Interest		8,899,284	7,520,901
				9,124,262	7,711,975
Subtotal Control Investments			$7,149,166	$25,826,428	$23,279,660

Short-Term Investment:
JPMorgan Chase & Co. 270 Park Avenue New York, New York 10017-2070	Money Market Fund	JPMorgan Prime Money Market Fund (0.05% yield)		10,574,196	10,574,196
				10,574,196	10,574,196
Subtotal Short-Term Investment				10,574,196	10,574,196
Total Investments, June 30, 2021			$1,463,631,295	$1,548,777,050	$1,575,109,373
(1)
All debt investments are income producing, unless otherwise noted. Equity and any equity-linked investments are non-income producing, unless otherwise noted. The Barings BDC Board determined in good faith that all investments were valued at fair value in accordance with Barings BDC’s valuation policies and procedures and the Investment Company Act, based on, among other things, the input of the Barings, the Audit Committee of the Barings BDC Board and independent valuation firms that have been engaged to assist in the valuation of the Barings BDC’s middle-market investments. In addition, all debt investments are variable rate investments unless otherwise noted. Index-based floating interest rates are generally subject to a contractual minimum interest rate. A majority of the variable rate loans in Barings BDC’s investment portfolio bear interest at a rate that may be determined by reference to LIBOR, EURIBOR, GBP LIBOR, BBSY, STIBOR, CDOR, SONIA or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically reset semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan.

(2)
All of Barings BDC’s portfolio company investments (including joint venture and short-term investments), which as of June 30, 2021 represented 211.7% of Barings BDC’s net assets, are subject to legal restrictions on sales. The acquisition date represents the date of Barings BDC’s initial investment in the relevant portfolio company.

(3)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act. Non-qualifying assets represent 25.6% of total investments at fair value as of June 30, 2021. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of Barings BDC’s total assets, Barings BDC will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).

(4)
As defined in the Investment Company Act, Barings BDC is deemed to be an “affiliated person” of the portfolio company as Barings BDC owns between 5% or more, up to 25% (inclusive), of the portfolio company’s voting securities (“non-controlled affiliate”).

(5)
As defined in the Investment Company Act, Barings BDC is deemed to be both an “affiliated person” and to “control” the portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(6)
Some or all of the investment is or will be encumbered as security for Barings BDC’s $800.0 million senior secured credit facility with ING Capital LLC initially into in February 2019 (as amended, restated and otherwise modified from time to time).

(7)	The fair value of the investment was determined using significant unobservable inputs.
(8)	Debt investment includes interest rate floor feature.
(9)	The interest rate on these loans is subject to 1 Month LIBOR, which as of June 30, 2021 was 0.10050%.
(10)	The interest rate on these loans is subject to 2 Month LIBOR, which as of June 30, 2021 was 0.12550%.
(11)	The interest rate on these loans is subject to 3 Month LIBOR, which as of June 30, 2021 was 0.14575%.
(12)	The interest rate on these loans is subject to 6 Month LIBOR, which as of June 30, 2021 was 0.15950%.
(13)	The interest rate on these loans is subject to 12 Month LIBOR, which as of June 30, 2021 was 0.24625%.
(14)	The interest rate on these loans is subject to 3 Month GBP LIBOR, which as of June 30, 2021 was 0.07788%.
(15)	The interest rate on these loans is subject to 6 Month GBP LIBOR, which as of June 30, 2021 was 0.10800%.
(16)	The interest rate on these loans is subject to 3 Month EURIBOR, which as of June 30, 2021 was -0.54200%.
(17)	The interest rate on these loans is subject to 6 Month EURIBOR, which as of June 30, 2021 was -0.51500%.
(18)	The interest rate on these loans is subject to 3 Month STIBOR, which as of June 30, 2021 was -0.05600%.
(19)	The interest rate on these loans is subject to 1 Month BBSY, which as of June 30, 2021 was 0.01000%.
(20)	The interest rate on these loans is subject to 3 Month BBSY, which as of June 30, 2021 was 0.03030%.
(21)	The interest rate on these loans is subject to 3 Month CDOR, which as of June 30, 2021 was 0.43875%.
(22)	The interest rate on these loans is subject to 6 Month SONIA, which as of June 30, 2021 was 0.05670%.
(23)
Investment was purchased as part of the acquisition of MVC Capital, Inc. (“MVC”) and is part of the reference portfolio for purposes of the credit support agreement entered into in connection with the MVC acquisition.

(24)
In 2017, MVC received $5.7 million of 9.5% second lien callable notes due in 2025, in lieu of an escrow to satisfy any indemnification claims associated with MVC’s sale of its equity investment in U.S. Gas & Electric (“U.S. Gas”). Effective January 1, 2018, the cost basis of the U.S. Gas second lien loan was decreased by approximately $3.0 million due to a working capital adjustment. This loan is still subject to indemnification adjustments.

(25)	Percentage of class held for equity investments are as follows:
a.	Advantage Software Class A Partnership Units – 0.1%
b.	Advantage Software Class B Partnership Units – 0.1%
c.	Black Diamond Equipment Rentals Warrants 4.0%
d.	Carlson Travels Common Stock -0.2%
e.	Cineworld Group PLC Warrants – 0.0%
f.	CMT Opco Holding, LLC, LLC Units – 0.8%
g.	Command Alkon (Project Potter Buyer, LLC) Class A Units 0.05%
h.	Command Alkon (Project Potter Buyer, LLC) Class B Units 0.05%
i.	CW Group Holdings LLC Units 0.3%
j.	Ferrellgas L.P. OpCo Preferred Units – 0.8%
k	FragilePak LLC Partnership Units – 0.8%
l	GTM Intermediate Holdings, Inc. Series A Preferred units 4.0%
m	GTM Intermediate Holdings, Inc. Series C Preferred units – 5.5%
n	GTM Intermediate Holdings, Inc. Common Stock – 1.9%
o.	IM Analytics Holding, LLC, Warrants – 22.9%
p.	Kano Laboratories LLC, Partnership Equity -1.5%
q.	LAC Intermediate, LLC, Class A LLC Units - 0.4%
r.	MC Group Ventures Corporation Partnership Units – 0.1%
s.	Recovery Point Systems, Inc. Partnership Equity – 0.2%
t.	Safety Products Holdings, LLC Preferred Stock -0.2%
u	SMA Holdings, Inc. Warrants – 3.0%
v.	Trystar, LLC, LLC Units – 0.6%
w.	Jocassee Partners LLC, Member Interest - 9.1%
x.	JSC Tekers Holdings Preferred Stock – 100%
y.	JSC Tekers Holdings Common Stock – 9.1%
z.	Security Holdings B.V Common Stock – 98.5% (5% voting)
aa.	Thompson Rivers LLC, Member Interest – 9.6%
ab.	Waccamaw River LLC – 25%
ac.	MVC Automotive Group Gmbh Common Equity Interest -100%
ad.	MVC Private Equity Fund LP General Partnership Interest – 100%
ae	MVC Private Equity Fund LP Limited Partnership Interest – 19.4%

1A Smart Start LLC
1A Smart Start, Inc. is a designer, distributor and lessor of ignition interlock devices (“IIDs”). IIDs are sophisticated breathalyzers wired to a vehicles ignition system. Users are required to test their breath alcohol content using an IID in order to start their cars, and in some instances, at regular intervals while driving.
1WorldSync, Inc.
1WorldSync, Inc. facilitates the sharing of product information between manufacturers/suppliers and retailers via the Global Data Synchronization Network. Customers use the information sourced from 1WorldSync data pool primarily for supply chain and logistical planning purposes.
Accelerate Learning, Inc.
Accelerate Learning, Inc. is a provider of standards-based, digital science education content for K-12 schools. The company provides digital core curriculum content, physical lab kits, print materials (workbooks), and teacher training and support services.
Accurus Aerospace Corporation
Accurus Aerospace Corporation is a supplier of highly engineered metallic parts, kits and assemblies, and processing services to Tier 1 aerostructures suppliers and to aircraft original equipment manufacturers.
Advantage Software Company (The)
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AEP Holdings, Inc.
AEP Holdings, Inc. is a supplier and distributor of non-discretionary, mission-critical aftermarket replacement parts to the utility / powersports / motorcycles, ag and industrial, automotive and heavy duty, outdoor power equipment, and marine end markets. Primary products include starters, driveline/suspension and alternators/generators, amongst others.
Aftermath Bidco Corporation
Aftermath Bidco Corporation is a leading provider of crime scene cleanup and biohazard remediation services. The company provides services to various customers including homeowners, property managers, insurance companies, businesses and governments.
Air Canada 2020-2 Class B Pass Through Trust
Air Canada is an international air carrier providing scheduled and charter air transportation for passengers and cargo.
Air Comm Corporation, LLC
Air Comm Corporation, LLC designs, manufactures, and supports Environmental Control Systems (“ECS”) (i.e. heating and cooling systems) used in the aviation industry.
AIT Worldwide Logistics Holdings, Inc.
AIT Worldwide LogisticsHoldings, Inc. is a non-asset based third party logistics (3PL) provider focused on both domestic and international logistics. AIT’s services include air and ocean freight forwarding, expedited ground, truck brokerage, residential delivery, and customs brokerage.
Alpine US Bidco LLC
Alpine US Bidco, LLC is one of the largest B2B providers of frozen baked goods in North America.

Anagram Holdings, LLC
Anagram Holdings, LLC is a global provider of metallic/foil balloons.
Anchorage Capital CLO Ltd: Series 2013-1A
Anchorage Capital CLO Ltd: Series 2013-1A is a broadly syndicated collateralized loan obligation managed by Anchorage Capital Group LLC.
Anju Software, Inc.
Anju Software, Inc. is a SaaS based enterprise software platform used throughout the clinical, medical affairs and commercial stages of the life sciences industry. Anju offers two main product types: application software and data solutions. Its customers include pharmaceutical and biopharma companies, CROs, medical device manufacturers, regulatory agencies and research institutions.
Apex Bidco Limited
Apex Bidco Limited (ActivPayroll) is an independent provider of tech-enabled international payroll services platform.
Apus Bidco Limited
Apus Bidco Limited is a provider of pension administration software and services for UK pension schemes in the Local Government (“LG”), Central Government (“CG”), and Corporate segments.
AQA Acquisition Holding, Inc.
AQA Acquisition Holding, Inc. (f/k/a SmartBear) provides tools for software development, testing, and monitoring.
Arch Global Precision LLC
ARCH Global Precision, LLC designs and manufactures high tolerance precision components and consumable tools for the industrial, medical, and aerospace and defense markets.
Archimede
Archimede is a private education group in France, with a specific positioning on beauty/cosmetics/hairdressing, business engineering and real estate.
Argus Bidco Limited
Argus Bidco Limited is the market-leading provider of subscription-based video applications for automotive repair shops and sales teams within franchised car dealerships across the UK and Europe.
Armstrong Transport Group (Pele Buyer, LLC)
Armstrong Transport Group (Pele Buyer, LLC) is an asset-lite logistics platform that provides brokerage services via a network of independent agents.
Ascensus Specialties, LLC
Ascencus Specialties, LLC is the leading global manufacturer of dry sodium borohydride liquid sodium borohydride, and trimethyl borate.
ASPEQ Heating Group LLC
ASPEQ Heating Group, LLC is a manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.

Auxi International
Auxi International is the #1 player in inventory pledge services and asset control in France and Belgium. The company’s main activity consists in setting up and managing pledges of inventories between creditors (local banks) and debtors (mostly SMEs), allowing borrowers to use inventories as a collateral to secure short-term banking loans.
AVSC Holding Corp.
AVSC Holding Corp. is a market leader in event experience solutions through exclusive partnerships at over 1,500 venues in 14 countries across the globe.
BDP International, Inc. (f/k/a BDP Buyer, LLC)
BDP International, Inc. (f/k/a BDP Buyer, LLC) is a global non-asset-based third-party logistics that provides international transportation (ocean, air, and inland) and related services (freight forwarding, customs brokerage, warehousing, etc.) primarily to the chemical and life sciences industries.
Beacon Pointe Advisors, LLC
Beacon Pointe Holdings is an integrated wealth management platform with comprehensive financial planning capabilities.
Benify (Bennevis AB)
Benify (Bennevis AB) provides an employee engagement, benefits and wealth ecosystem to corporate customers and end-users across Sweden, the Netherlands and Western Europe. Via the platform, employees can navigate benefits such as private pension contributions (with employer matching), private healthcare sponsored by the employer, employee insurance policies, corporate cars and benefit selections.
Bidwax
Bidwax is a well-established French producer of specialty homecare products mainly operating through five major brands. The group particularly addresses the home specialty cleaning, insecticide and laundry and dishwashing product categories with market-leading brands for each application.
Bighand UK Bidco Limited
BigHand UK Bidco Limited is a provider of digital dictation, document production, pricing software and workflow efficiency tools targeted at the legal and medical sectors.
Black Diamond Equipment Rental
Black Diamond Equipment Rental is a heavy equipment rental company.
British Airways 2020-1 Class B Pass Through Trust
British Airways Trust is an aircraft leasing subsidiary of British Airways.
British Engineering Services Holdco Limited
British Engineering Services is a provider of inspection services for mechanical & lifting equipment and pressure vessels in the UK and Ireland.
Brown Machine Group Holdings, LLC
Brown Machine Group Holdings, LLC designs and manufactures thermoforming equipment that is largely used by large packaging producers in the production of plastic packaging containers within the food and beverage industry (rigid food packaging, cups / lids, plates, bowls, and trays).

Cadent, LLC (f/k/a Cross MediaWorks)
Cadent, LLC is a group of companies that builds advertising solutions driven by data and technology. The company offers a full suite of products and services that help advertisers, their agencies, and content owners get better return-on-investment from TV brand advertising. Services offered include strategic media planning, network TV advertising solutions, data-driven TV advertising solutions, next-generation addressable TV software, and creative development.
Canadian Orthodontic Partners Corp.
Canadian Orthodontic Partners Corp. is the largest platform of affiliated orthodontic offices in Canada.
Carlson Travel, Inc.
Carlson Travel is a global market leader specialized in business travel management and is the world’s largest business travel management company in terms of traffic.
Centralis Finco S.a.r.l.
Centralis Finco S.a.r.l. is a Luxembourg-based provider of corporate trust and administrative services to multi-national corporations and institutional clients.
Cineworld Group PLC
Cineworld Group PLC is one of the largest global movie theater operators.
Classic Collision (Summit Buyer, LLC)
Classic Collision (Summit Buyer, LLC) is a multi-site operator of auto repair facilities in the Southeast. In addition to traditional auto body repair services, Classic offers glass replacement and repair services.
CM Acquisitions Holdings Inc.
CM Acquisitions Holdings Inc. is a global SaaS-based email marketing automation platform consisting of several branded email service providers (“ESPs”) and complementary technologies that allow businesses to create, automate, send, and track personalized marketing campaigns.
CMT Opco Holding, LLC (Concept Machine)
CMT Opco Holding, LLC (Concept Machine) is a full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest. The company distributes products including machine tools for metal cutting, metrology equipment for quality control precision measuring, metal stamping, metal fabrication and automation equipment (i.e. robotic solutions).
Command Alkon (Project Potter Buyer, LLC)
Project Potter Buyer, LLC (Command Alkon), is a best-of-breed, vertical-market software and technology provider to the heavy building materials industry. Command Alkon delivers purpose-built, mission critical products that serve as the core operating and production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Contabo Finco S.À R.L
Contabo Finco S.À R.L is a Germany-based internet hosting services provider, specializing in contracted virtual private server and dedicated hosting for the small-to-medium enterprise and tech-savvy developer niche segments.
Crash Champions
Crash Champions is a collision repair business operating.

CSL DualCom
CSL DualCom is a provider of managed connectivity services, which are integrated into third-party monitoring systems. The managed services offering combines; (i) cellular and fixed line connectivity, (ii) communication devices/hardware, and (iii) performance monitoring/connection management.
Custom Alloy Corporation
Custom Alloy Corporation manufactures time sensitive and mission critical butt-weld pipe fittings and forgings for the natural gas pipeline, power generation, oil/gas refining and extraction, and nuclear generation markets.
CW Group Holdings, LLC
CW Group Holdings, LLC is a vertically oriented managed cloud hosting and IT services provider for hospitals.
Dart Buyer, Inc
Dart Buyer, Inc. engineers and manufactures helicopter aftermarket equipment and original equipment manufacturers replacement parts for rotorcraft operators, maintenance providers, and original equipment manufacturers. Products include flotation equipment and rafts, landing gear, and tools and accessories as well as repair and overhaul services for float, raft, and other equipment.
Discovery Education, Inc.
Discovery Education, Inc. is a provider of standards-based, digital education content for K-12 schools.
Distinct Holdings, Inc.
Distinct Holdings, Inc. is a global full-service provider of integrated audio visual (“AV”) solutions for Fortune 500 customers across broadcasting, financial services, education, technology and other end markets. Typical applications include conference and meeting rooms, training spaces, live and studio production sound technology, sports venue technology and digital advertising signage.
Dragon Bidco
Dragon Bidco is a leading provider of SaaS-based software tools for private label management targeted predominantly at global food retailers and their supplier networks. The company provides customisable, modular software solutions designed to manage all aspects of the private label product development process including specification and recipe management, project management, packaging design, compliance and quality control, facilitating collaboration between retailers and their suppliers throughout the process.
DreamStart Bidco SAS (d/b/a SmartTrade)
DreamStart Bidco SAS (d/b/a SmartTrade) provides an electronic trading SaaS solution with a leading position globally in the FX market and a highly invested technology platform that has cross-asset functionality.
Dukane IAS, LLC
Dukane is a global provider of plastic welding equipment.
Entact Environmental Services, Inc.
Entact Environmental Services, Inc. is a provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
EPS NASS Parent, Inc.
EPS NASS Parent, Inc. provides electrical testing services for apparatus equipment (components, transformers, and circuit breakers) and protection and controls (P&C) infrastructure. In addition to its testing services, EPS also offers ancillary services, such as installation, repair, and engineering.

F24 (Stairway Bidco Gmbh)
F24 (Stairway Bidco Gmbh) is a leading European crisis management software (“CMS”) vendor, based in Germany.
Ferrellgas L.P.
Ferrellgas LP is a propane provider in the United States, including the largest provider of propane by branded propane tank exchange through its Blue Rhino brand.
Fineline Technologies, Inc.
FineLine Technologies, Inc. is a global developer and provider of retail ticketing (printed hangtags and sticker labels), RFID, and software solutions. The Company focuses on shorter-run, time-sensitive applications for discount and specialty retailers.
FitzMark Buyer, LLC
FitzMark, Buyer, LLC is a 3PL provider of brokerage services, primarily to food and beverage, consumer goods, and industrial customers.
Foundation Risk Partners, Corp.
Foundation Risk Partners, Corp. is an insurance brokerage and consulting firm.
FragilePak LLC
FragilePAK LLC is an asset-lite, third-party logistics provider focused on first-mile, middle-mile, and last-mile delivery for big and bulky products such as furniture, outdoor equipment, home appliances, fixtures, and mattresses
GoldenTree Loan Opportunities IX, Limited: Series 2014-9A
GoldenTree Loan Opportunities IX, Limited: Series 2014-9A is collateralized loan obligation that is managed by GoldenTree Asset Management LP.
GTM Intermediate Holdings, Inc.
GTM Intermediate Holdings, Inc. is a leading supplier of proprietary medical solutions for emergency trauma care.
Gulf Finance, LLC
Gulf Finance LLC is a refined products terminalling, storage and wholesale business.
Halo Technology Bidco, Inc.
Halo Technology Bidco, Inc. is a leading global provider that codes, tests, and supplies compatible optical transceivers (i.e. compatible with different OEM systems) to telecom companies, data centers, and large enterprises (both direct and via distributors).
Hawaiian Airlines 2020-1 Class B Pass Through Certificates
Hawaiian Airlines is Hawaii’s biggest and longest-serving airline.
Heartland, LLC
Heartland, LLC is a leading provider of commercial landscape maintenance and winter services. Service offerings include contractual maintenance, landscape enhancements, and winter services.

Heilbron (f/k/a Sucsez (Bolt Bidco B.V.))
Heilbron (f/k/a Sucsez (Bolt Bidco B.V.)) is an insurance business that provides broking, MGA and associated services.
Highpoint Global, LLC
Highpoint Global, LLC is a government services firm focused on improving interactions between citizens and government organizations, particularly the Center for Medicare and Medicaid Services.
Holley Performance Products (Holley Purchaser, Inc.)
Holley Performance Products (Holley Purchaser, Inc.) is a provider of automotive aftermarket performance products via a portfolio of brands across product categories including carburetors, EFI, ignition, exhaust shifters and electronic tuning.
Home Care Assistance, LLC
Home Care Assistance, LLC (“HCA”) is one of the largest providers of private pay non-medical home care assistance services in the U.S. HCA provides at home services including companionship, laundry, personal care, meal preparation, and housekeeping.
HTI Technology and Industries, Inc.
HTI Technology and Industries, Inc. is a manufacturer of electric motor components and designer of small motor systems.
HW Holdco, LLC (Hanley Wood LLC)
HW Holdco, LLC (Hanley Wood LLC) is a market leading provider of information/data services, media, and marketing for the residential and commercial real estate construction markets.
Hyperion Materials & Technologies, Inc.
Hyperion Materials & Technologies, Inc. is a market leading producer of specialty hard materials and precision tool components. The company’s products are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
IGL Holdings III Corp.
IGL Holdings is a specialty label and flexible packaging converter serving small to medium sized customers in various end markets, including food and beverage, industrial, nutraceutical, retail, cleaning, health and beauty, and medical.
IM Analytics Holding, LLC (d/b/a NVT)
IM Analytics Holding, LLC (d/b/a NVT) is a provider of test and measurement equipment used for vibration, noise, and shock testing.
IM Square
IM Square is a an asset management platform functioning on a revenue share model, investing into a diversified portfolio of top-decile mid-market asset managers via minority stakes.
IMIA Holdings, Inc.
IMIA Holdings, Inc. is a leading provider of maintenance, repair and overhaul (MRO) and new construction services for shipyards.

Innovad Group II BV
Innovad Group II BV is a manufacturer of non-nutritional, antibiotic-free feed additives for livestock with a diversified product portfolio addressing predominantly intestinal health, mycotoxins, stress control, digestive aids and feed attractants.
INOS 19-090 GmbH
INOS 19-090 GmbH is a German-based provider of ballistic vests to police departments, militaries, and special forces across Europe.
International Precision Components Corporation
International Precision Components Corporation is a leading plastic injection molder.
ISS#2, LLC (d/b/a Industrial Services Solutions)
ISS#2, LLC (d/b/a Industrial Services Solutions) is a provider of maintenance, repair, and overhaul services for process equipment for customers within the industrial, energy, and power end-markets.
Jade Bidco Limited (Jane’s)
Jade Bico Limited (Jane’s) is the leading global provider and “reference brand” of critical openly-sourced (i.e. non-classified) defense intelligence data and a trusted partner of the world’s top governments and aerospace and defense businesses across EMEA, Americas and APAC.
Jedson Engineering, Inc.
Jedson Engineering, Inc. is a provider of engineering, procurement and construction management services.
JetBlue 2019-1 Class B Pass Through Trust
JetBlue Airways Corporation is a passenger airline that operates primarily on point-to-point routes with its fleet of Airbus A320 aircraft and EMBRAER 190 aircraft. JetBlue serves destinations in 22 states, Puerto Rico, Mexico and 12 countries in the Caribbean and Latin America.
JF Acquisition, LLC
JF Acquisition, LLC is the leading value-added distributor and provider of repair, maintenance, installation, and projection management services to the US fueling infrastructure industry.
Jocassee Partners LLC
Jocassee Partners LLC is a joint venture between Barings BDC and South Carolina Retirement Systems Group Trust, which invests in a highly diversified asset mix including senior secured, middle-market, private debt investments, syndicated senior secured loans, structured products and real estate debt.
JSC Tekers Holdings
JSC Tekers Holdings is a company focused on real estate management.
Kano Laboratories LLC
Kano Laboratories LLC is a leading producer of industrial strength penetrating oils and lubricants.
Kene Acquisition, Inc. (En Engineering)
Kene Acquisition, Inc.(EN Engineering) provides outsourced engineering services to electric and gas utility, oil and gas and other critical infrastructure sectors.

Kona Buyer, LLC
Kona Buyer, LLC is a provider of pharmacy management software (“PMS”) solutions for independent pharmacies and long-term care facilities in the US. PMS systems effectively act as the operating system of a pharmacy and are essential for the day-to-day operations of these pharmacies.
LAC Intermediate, LLC (Lighthouse Autism Center)
Lighthouse Autism Center (LAC Intermediate, LLC) provides center-based (i.e., clinic locations) applied behavior analysis services for children diagnosed with autism spectrum disorder.
LAF International
LAF International is a Group Purchase Organisation with a strong network of 300 pharmacies, opticians and medical equipment stores in France, the vast majority of which being franchises.
Learfield Communication, LLC
Learfield Communications is a leader in the college sports marketing industry connecting brands with sports fans through multimedia rights for numerous universities, conferences, and arena properties.
Legal Solutions Holdings, Inc.
Legal Solutions Holdings, Inc. is a provider of record retrieval services to the California workers’ compensation applicant attorney market.
LivTech Purchaser, Inc.
LivTech Purchaser, Inc is a software platform serving the elder care market via clinical (Electronic Health Record – “EHR”), operational, and financial software solutions.
MC Group Ventures Corporation
MC Group Ventures Corporation is a nationwide leader in brand implementation services such as exterior and interior signage, refresh and remodel, and facility maintenance and repair.
Media Recovery, Inc. (SpotSee)
Media Recovery, Inc. (SpotSee) is a global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
Modern Star Holdings Bidco Pty
Modern Star Holdings Bidco Pty is a leading provider of specialist education resources to primary and secondary schools, early childhood centres and out-of-school-hours-care providers in Australia and New Zealand.
MSG National Properties
MSG National Properties is an indirect wholly owned subsidiary of MSGE, which owns and/or operates a collection of live entertainment and real estate assets.
Murphy Midco Limited
Murphy Midco Limited is the leading provider of university-accredited degrees in modern music in the UK.
Music Reports, Inc.
Music Reports, Inc. leverages its proprietary music and cue sheet copyright databases to deliver a comprehensive offering of rights and royalties administration solutions to music and entertainment customers (i.e. Pandora, Amazon Music, Spotify, Netflix, Peloton and numerous local TV stations).

MVC Automotive Group GmbH
MVC Automotive Group GmbH owns and operates ten Ford, Jaguar, Land Rover, Mazda, and Volvo dealerships located in Austria and the Czech Republic.
MVC Private Equity Fund, L.P.
MVC Private Equity Fund, L.P. (the “MVC PE Fund”) is a private equity fund focused on control equity investments in the lower middle market. MVC GP II, an indirect wholly-owned subsidiary of the company, serves as the GP to the MVC PE Fund and is exempt from the requirement to register with the Securities and Exchange Commission as an investment adviser under Section 203 of the Investment Advisers Act of 1940. MVC GP II is wholly-owned by MVCFS, a subsidiary of BBDC.
Navia Benefit Solutions, Inc.
Navia Benefit Solutions is a third-party administrator (“TPA”) of consumer directed benefits (including FSA, HRA, HSA, COBRA administration, and commuter, as shown at right). Navia’s benefits administration platform helps employers manage employee-directed healthcare benefits and ensures employer compliance with federal law and regulations.
NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions)
NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions) is a leading manufacturer of commercial and industrial gas meters, pipeline solutions, chemical injection pumps, and electric actuators.
Odeon Cinemas Group Limited
Odeon Cinemas Group Limited is the largest movie exhibitor globally with 987 theatres and 10,903 screens across 15 countries.
OG III B.V.
OG III B.V. is an SME-focused label printing business.
Omni Intermediate Holdings, LLC
Omni Intermediate Holdings, LLC is an asset-lite specialty freight forwarding business specifically targeting the semiconductor, media, technology, and healthcare end markets. Omni manages the specialized delivery of high value and irregular sized freight, customs brokerage, expedited deliveries, warehousing and fulfillment, and other services outsourced by customers to focus on core competencies.
Options Technology Ltd.
Options Technology Limited is a vertically focused managed colocation, managed application, and managed IT services provider. The company specializes in supporting financial services customers, including sell-side banks, hedge funds, global asset managers, and FinTech firms.
Oracle Vision Bidco Limited
Oracle Vision Bidco Limited is the largest UK provider of outsourced community ophthalmology services to NHS patients. The company provides ophthalmology services across the full patient journey from consultations to treatments including cataract surgeries and macular treatments.
Origin Bidco Limited
Origin Bidco Limited is a UK-based provider of cloud-based software solution, which allows customers to easily and effectively manage their corporate email signatures across their entire staff base. Applications include brand consistency, compliance with disclaimer requirements and marketing tools.

Pacific Health Supplies Bidco Pty
Pacific Health Supplies Bidco Pty is a leading independent medical device distributor in Australia and New Zealand. The Company distributes proprietary in-house and exclusively distributed third party devices across prostheses, osteobiologics (bone grafts), consumables and capital equipment to surgeons in both the private and public sector.
Pare SAS (SAS Maurice MARLE)
Pare SAS (SAS Maurice MARLE) is the leading European manufacturer of orthopedic implants and third largest player worldwide with a core focus on knee and hip implants.
Patriot New Midco 1 Limited (Forensic Risk Alliance)
Patriot New Midco 1 Limited (Forensic Risk Alliance) is an international forensic accounting firm. The firm has a focus on complex regulatory investigations and compliance with regulatory settlements, working on some of the largest and most complex regulatory investigations globally.
PerTronix, LLC
PerTronix is a manufacturer and marketer of electronic ignition systems, exhaust products, and rotating electrical products such as starter motors, alternators, charging systems and voltage regulators.
Premier Technical Services Group (Project Graphite)
Premier Technical Services Group (Project Graphite) is a safety services company, providing critical testing and compliance inspection and installation services to property owners and facility managers.
Premium Franchise Brands, LLC
Premium Franchise Brands, LLC is a global franchise platform providing commercial janitorial services through its Jan-Pro franchise.
Premium Invest
Premium Invest is a French savings and pension plans brokerage provider and asset manager.
Process Equipment, Inc. (ProcessBarron)
Process Equipment, Inc. (ProcessBarron) specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
Professional Datasolutions, Inc. (PDI)
Professional Datasolutions, Inc. (PDI) is a provider of enterprise resource planning software and services for multi-unit convenience stores and wholesale petroleum marketers (gas stations) across North America, primarily in the U.S.
Protego Bidco B.V.
Protego Bidco B.V. is a global manufacturer of lightweight armor and survivability solutions for platform (land vehicles, aircraft, and naval) and personal protection (body armor plates) markets in Europe and the US.
PSC UK Pty Ltd.
PSC UK Pty Ltd. is an independent UK insurance broker platform comprised of retail and wholesale brokers placing predominantly SME and corporate insurance products including professional indemnity, cyber, directors and officers, commercial, healthcare and UK professional schemes and M&A coverage (reps and warranties).
Questel Unite
Questel Unite is a leading Intellectual Property software and services company.

Radwell International, LLC
Radwell International, LLC is the world’s largest provider of new, used and surplus industrial, electrical, and electronic control equipment (sensors, controllers, motors, actuators, printed circuit boards, etc.).
Recovery Point Systems, Inc.
Recovery Point provides IT infrastructure, colocation, and cloud based resiliency services to commercial and government customers. With a focus on Disaster Recovery as a Service (DRaaS), these services protect against tech failure, business downtime, and data loss for large enterprises and government entities.
REP SEKO MERGER SUB LLC
REP SEKO MERGER SUB LLC is a third-party logistics and freight forwarding company that was founded in 1976 and provides ground, ocean, air, and home delivery forwarding services as well as omni-channel logistics and distribution services. The company manages every aspect of customers’ supply chains from pick-up to final delivery. Service offering includes air, ocean, and ground freight forwarding, customs clearance, local pick-up and delivery, consolidation, deconsolidation, handling, distribution, fulfillment, home or last mile delivery, and returns management.
Resonetics, LLC
Resonetics, LLC is a medtech contract manufacturing organization (“CMO”), providing laser micro-machining manufacturing services for medical device and diagnostic companies that require precision laser processing of polymers, metals, and glass. Other manufacturing capabilities include grinding, coiling, and machining services, as well as specialty tubing manufacturing, Additionally, the Company designs, builds, and services purpose-built laser equipment to meet specific customer needs.
RPX Corporation
RPX Corporation mitigates clients’ risk of litigation from non-practicing entities (“NPE”s or “patent trolls”), which acquire patents for the sole purpose of asserting patent rights, by acquiring patents and sub-licensing them to RPX's members.
Ruffalo Noel Levitz, LLC
Ruffalo Noel Levitz, LLC is the leading provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
Safety Products Holdings, LLC
Safety Products Holdings, LLC is a manufacturer of highly engineered safety cutting tools.
Scaled Agile, Inc.
Scaled Agile, Inc. provides training and certifications for IT professionals focused on Agile software development.
Security Holdings, B.V.
Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company.
Serta Simmons Bedding LLC
Serta Simmons Bedding LLC is a mattress manufacturer in the U.S. and a leading manufacturer globally. The company operates under three main brands - Serta, Simmons and Tuft & Needle. Under the main brands the company has individual mattress brands that include Perfect Sleeper, iComfort, iSeries, SertaPedic, Beautyrest, BeautySleep, Beautyrest Black and Tuft & Needle.

Sigmatek Systems, LLC
Sigmatek Systems, LLC provides computer aided design (CAD) and computer aided manufacturing (CAM) software to the sheet metal fabrication market to facilitate nesting.
SISU ACQUISITIONCO., Inc.
SISU ACQUISITIONCO., Inc. is a provider of maintenance, repair, and overhaul (MRO) services within the aerospace and defense market
SMA Holdings, Inc.
SMA Holdings, Inc. is a strategic consulting firm, which has been serving the federal contracting and commercial markets for over 35 years.
Smile Brands Group Inc.
Smile Brands Group Inc. is one of the five largest dental support organizations in the US. Smile Brands operates under three primary brands, Bright Now! Dental, Monarch Dental and Castle Dental.
SN Buyer, LLC
Springbrook Software (SBRK Intermediate, Inc.)
Springbrook Software (SBRK Intermediate, Inc.) is a vertical-market ERP software and payments platform focused on the local government end-market. The company offers system-of-record software solutions to manage utility billing, finance, HR, and payments, primarily serving municipalities with populations of under 50,000.
SPT Acquico Limited
SPT Acquico Limited designs and produces automated liquid handling and sample management equipment used across a range of laboratory research functions primarily focused on life sciences (structural biology, genomics, biobanking and drug discovery).
SSCP Pegasus Midco Limited
Syniverse Holdings, Inc.
Syniverse Holdings, Inc. is a leading provider of interoperability and network services for wireless telecommunications carriers. Syniverse provides third-party, inter-carrier services to the telecom market with a historic concentration in the US serving CDMA carriers.
The Hilb Group, LLC
The Hilb Group, LLC is an insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
Thompson Rivers LLC
Thompson Rivers LLC is a joint venture between Barings BDC and other members, including related parties.
Total Safety U.S. Inc.
Total Safety U.S. Inc. is a global provider of comprehensive, mission-critical safety services and equipment to the refining, petrochemical / chemical processing, and oil and gas exploration and production industries.
Transit Technologies LLC
Transit Technologies LLC is a software platform focused on the highly fragmented transportation software market. The company’s passenger products enable customers to manage and streamline operations by leveraging Transit’s end-to-end software solutions. Capabilities include real-time scheduling, fleet dispatching, vehicle tracking, route optimization, ride eligibility verification, and payment collection.

Transportation Insight, LLC
Transportation Insight, LLC operates as an asset light third-party logistics provider and provides co-managed enterprise logistics solutions to a diverse and growing base of North American customers in multiple end markets and also provides TL freight brokerage, refrigerated brokerage and parcel services. Customers typically consist of small to medium sized enterprises with larger clients also targeted given the growing TI platform.
Trident Maritime Systems, Inc.
Trident Maritime Systems, Inc. is a leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
Truck-Lite Co., LLC
Truck-Lite Co., LLC is a leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
Trystar, LLC
Trystar, LLC is a niche manufacturer of temporary electrical power distribution products for the power rental, industrial, commercial utility and back-up emergency markets. Trystar products connect power sources (generators or utility lines) to power uses (machines) for temporary power, mobile power, and back-up power needs.
Turf Products, LLC
Turf Products, LLC is a wholesale distributor of golf course and commercial turf maintenance equipment, golf course irrigation systems and consumer outdoor power equipment.
U.S. Gas & Electric, Inc.
U.S. Gas & Electric, Inc., a wholly-owned indirect subsidiary of Crius, is a licensed Energy Service Company that markets and distributes natural gas to small commercial and residential retail customers in the state of New York.
U.S. Silica Company
U.S. Silica Company is a leading producer of commercial silica serving both the industrial and frac sand markets.
UKFast Leaders Limited
UKFast Leader Limited offers managed hosting as well as private/public/hybrid cloud solutions to its SME customer.
USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.)
USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.) is one of the largest providers of court reporting, record retrieval and other legal supplemental services to law firms, insurance providers, and corporations.
Utac Ceram
UTAC Ceram is a French automotive homologation and testing specialist. As such, the company provides services ranging from the regulated European certifications to be conducted ahead of commercializing a new automotive platform to outsourced testing services conducted during the development of a new vehicle.
Validity, Inc.
Validity, Inc. is a provider of marketing database integrity and cleansing software solutions to customers utilizing third-party CRMs.

Vital Buyer, LLC
Vital Buyer, LLC is a provider of digital fulfillment software (DFS) that caters to stakeholders in the higher education sector.
W2O Holdings, Inc.
W2O Holdings, Inc. is the leading pure-play analytical marketing agency in the U.S. primarily catering to the pharmaceutical and healthcare industry.
Waccamaw River LLC
Waccamaw River LLC is a joint venture between Barings BDC and other members, including related parties.
World 50, Inc.
World 50, Inc. is a service provider offering exclusive peer-to-peer networks for C-suite executives at leading corporations.

MANAGEMENT OF BARINGS BDC
Please refer to “Proposal No. 1: Election of Directors,” “Compensation Discussion,” “Director Compensation,” “Corporate Governance” and “Executive Officers and Certain Other Officers Who are Not Directors” Executive Compensation” in Barings BDC’s most recent definitive proxy statement filed with the SEC on March 26, 2021, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of Barings BDC.
PORTFOLIO MANAGEMENT OF BARINGS BDC
Barings BDC’s investment origination and portfolio monitoring activities are performed by Barings’ Global Private Finance Group (“Barings GPFG”). Barings GPFG has an investment committee (the “Barings Investment Committee”) that is responsible for all aspects of the investment process. The Barings Investment Committee is comprised of six members, including (1) Chairman of the Barings BDC Board and Chief Executive Officer of Barings BDC, Eric Lloyd, (2) Barings BDC’s President, Ian Fowler, along with each of (3) Adam Wheeler, (4) Terry Harris, (5) Mark Flessner and (6) Brian Baldwin. The investment process is designed to maximize risk-adjusted returns, minimize non-performing assets and avoid investment losses. In addition, the investment process is also designed to provide sponsors and prospective portfolio companies with efficient and predictable deal execution.
Biographical information regarding the Barings Investment Committee is as follows:
Eric Lloyd
Mr. Lloyd is Barings BDC’s Chief Executive Officer and Chairman of the Barings BDC Board, effective August 6, 2021, and brings over 30 years of experience in investment management, investment banking, leveraged finance and risk management to the Barings BDC Board. As the Head of Private Assets, he is responsible for managing all aspects of Barings’ global private assets businesses, including real estate debt and equity, multi-asset, middle market direct lending, infrastructure debt, corporate private placements, private asset-backed securities, whole loan residential mortgages, private equity funds and co-investments and private equity real assets. He also oversees strategic relationship management and is a member of Barings’ Senior Leadership Team. Prior to joining Barings in 2013, Mr. Lloyd served as Head of Market and Institutional Risk for Wells Fargo, was on Wells Fargo’s Management Committee and was a member of the Board of Directors of Wells Fargo Securities. Before the acquisition of Wachovia, Mr. Lloyd worked in Wachovia’s Global Markets Investment Banking division and served on the division’s Operating Committee, where he held various leadership positions, including Head of Wachovia’s Global Leveraged Finance Group. Mr. Lloyd holds a B.S. in Finance from the University of Virginia, McIntire School of Commerce.
Ian Fowler
Mr. Fowler is Barings BDC’s President and is Co-head of Barings’ Global Private Finance Group, a member of the group’s North American Private Finance Investment Committee, European Private Finance Investment Committee and Asia-Pacific Investment Committee and Chief Executive Officer and President of Barings Capital Investment Corporation. He is responsible for leading a team that originates, underwrites and manages global private finance investments. Mr. Fowler has worked in the industry since 1988 and his experience has encompassed middle market commercial finance, including originating, underwriting and managing senior secured loans, mezzanine and co-investment transactions. Prior to joining Barings in 2012, he was a Senior Managing Director with Harbour Group and co-founded Freeport Financial LLC where he was a member of the Executive Credit Committee and responsible for all business development and capital market initiatives. While at Freeport, he helped build the company into one of the top five (5) non-bank affiliated middle market Sponsor finance companies in the United States. Before Freeport, Mr. Fowler was Managing Director and Global Group Leader for GE Capital’s Global Sponsor Finance Group. Prior to GE Capital, Mr. Fowler held various leveraged finance and investment positions with NationsBank and Mellon Bank. Mr. Fowler holds a B.A. (Honors) from the University of Western Ontario and is a member of the CFA Institute.
Adam Wheeler
Adam Wheeler is Co-Head of Barings’ GPFG and a member of the group’s three regional investment committees. He is responsible for leading the teams that originate, underwrite and manage private credit investments in Europe and the developed Asia-Pacific region. Adam has worked in the industry since 1994 and his experience has encompassed mezzanine investing, private debt investing, originating, structuring and underwriting leveraged loans. Prior to joining the firm in 2009, he worked for AMP Capital Investors as the head of the Australian and New Zealand Private Debt business where he was responsible for managing a team that originated, arranged and invested in mezzanine and related private debt financings. He was also a member of the AMP Capital Private Debt Investment Committee. Before AMP, he held origination, underwriting and advisory positions at Rabobank Corporate Finance, N.M. Rothschild & Sons and PricewaterhouseCoopers. Adam holds a B.Com. and L.L.B. from the University of New South Wales, a G.D.M. from the Australian Graduate School of Management, and is a member of the Institute of Chartered Accountants in Australia and a Fellow of the Financial Services Institute of Australasia.
Terry Harris
Terry Harris is Head of Portfolio Management for Barings GPFG. He is responsible for supervising investment and portfolio management and participating on all three of the group’s investment committees. Terry has worked in the industry since 1991 and his experience has encompassed investing senior and mezzanine debt and equity in middle market companies operating in commercial and industrial as well as specialized industries. Prior to joining the firm in 2013, Terry was a Partner of Tower Three Partners, and he served as Chief Investment Officer of Firstlight Financial Corporation. Before Firstlight, he was Chief Risk Officer for GE Capital’s Global Telecom, Media & Technology Finance Group. He also held senior credit positions at Bank of America Commercial Finance and Transamerica Commercial Finance. Terry holds a B.S. and an M.B.A from Florida State University, and is a Certified Public Accountant (inactive).
Mark Flessner
Mark Flessner is a senior member of Barings GPFG and a member of the North American Private Finance Investment Committee. He is responsible for the execution of investments and overseeing the portfolio management of North American private finance strategies. Mark has worked in the industry since 2002 and his experience has encompassed the middle market commercial finance and financial services. Prior to joining the firm in 2012, Mark was a Managing Director with Harbour Group. Before Harbour Group, he was a Director at Freeport Financial where he was responsible for underwriting, structuring, closing, and managing transactions, including investments of senior debt, junior capital, and equity. He also worked in GE Capital’s Global Sponsor Finance Group and was a Manager at PricewaterhouseCoopers in the Business Assurance practice. Mark holds a B.S. from Illinois State University, an M.B.A. from the Kellogg School of Management at Northwestern University and is a Certified Public Accountant.
Brian Baldwin
Brian Baldwin is a senior member of Barings GPFG and a member of the North American Private Finance Investment Committee. He is responsible for originating, executing and monitoring North American private finance investments with management responsibilities. Brian has worked in the industry since 1994 and his experience has encompassed the middle market commercial finance industry. Prior to joining the firm in 2012, Brian served as a Managing Director at Harbour Group. Before joining Harbour Group, Brian worked for Freeport Financial where he was responsible for originating, structuring, and closing transactions. Prior to joining Freeport Financial, Brian held senior positions at GE Capital and Heller Financial. Prior to Heller Financial he held various finance roles at PPM America and Grant Thornton LLP. Brian holds a B.S. in Accounting from Illinois State University and is a Certified Public Accountant. Brian is a Board Member of 1st Farm Credit Services and is currently Vice Chairman of the Audit Committee.

Equity Securities
The dollar range of equity securities in Barings BDC beneficially owned at October 15, 2021 by each member of the Barings Investment Committee is as follows:
Name	Dollar Range of Equity Securities in Barings BDC(1)
Eric Lloyd	Over $100,000
Ian Fowler	—
Adam Wheeler	—
Terry Harris	—
Mark Flessner	—
Brian Baldwin	$50,001 - $100,000
(1)	Dollar ranges are as follows: $1—$10,000; $10,001—$50,000; $50,001—$100,000; or over $100,000.
Other Accounts Managed
Collectively or separately Eric Lloyd, Ian Fowler, Adam Wheeler, Terry Harris, Mark Flessner, and Brian Baldwin are also primarily responsible for the day-to-day management of certain other accounts and pooled investment vehicles, with approximately $22.5 billion of capital under management as of September 30, 2021, of which certain accounts and vehicles, with approximately $14.6 billion of capital under management as of September 30, 2021, are subject to performance or incentive fees.
Compensation
Barings’ financing arrangements with the Barings Investment Committee, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and performance-based, discretionary compensation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF BARINGS BDC
Barings BDC has procedures in place for the review, approval and monitoring of transactions involving Barings BDC and certain persons related to Barings BDC. As a BDC, Barings BDC is subject to certain regulatory requirements that restrict Barings BDC’s ability to engage in certain related-party transactions. Barings BDC has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
In addition, Barings BDC adopted and maintains a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by Barings BDC, so long as such investments are made in accordance with the code’s requirements and applicable law. A copy of the global code of ethics policy is available on the Governance section of Barings BDC’s website at www.baringsbdc.com.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF BARINGS BDC
As of October 15, 2021, there were 65,316,085 shares of Barings BDC Common Stock outstanding.
The following table sets forth, as of the date of this joint proxy statement/prospectus, information with respect to the beneficial ownership of Barings BDC Common Stock by:
•	each person known to Barings BDC to beneficially own more than 5% of the outstanding shares of Barings BDC Common Stock;
•	each of Barings BDC’s directors and each named executive officer; and
•	all of Barings BDC’s directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 65,316,085 shares of Barings BDC Common Stock outstanding as of October 15, 2021.
Unless otherwise indicated, to Barings BDC’s knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o Barings BDC, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Class(2)	Pro forma percentage of outstanding common stock of Barings BDC
Directors and Executive Officers:
Interested Directors
Eric Lloyd	31,241	*	*
David Mihalick	15,000	*	*
Independent Directors
Dr. Bernard A. Harris Jr.	—	*	*
Robert Knapp	361,034	*	*
Mark F. Mulhern	14,855	*	*
Thomas W. Okel	10,037	*	*
Jill Olmstead	4,000	*	*
John A. Switzer	6,000	*	*
Executive Officers Who are Not Directors
Ian Fowler	—	—	—
Jonathan Bock	22,075	*	*
Michael Cowart	—	—	—
Jill Dinerman	—	—	—
Elizabeth Murray	12,034	*	*
Directors and Executive Officers as a Group (13 persons)	476,276	*	*
Five Percent Stockholders:
Barings LLC	13,639,681	20.8%	13.3%
*	Less than 1%.
(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of Barings BDC Common Stock and each director and officer has sole voting and/ or investment power over the shares reported.

(2)	Based on a total of 65,316,085 shares issued and outstanding as of October 15, 2021.

The following table sets forth the dollar range of Barings BDC common stock beneficially owned by each of Barings BDC’s directors as of October 15, 2021. Information as to beneficial ownership is based on information furnished to Barings BDC by such persons. Barings BDC is the sole registered investment company overseen by the directors and is not a member of a “Family of Investment Companies.”
Directors	Dollar Range of Common Stock Beneficially Owned(1)
Independent Directors
Dr. Bernard A. Harris Jr.	None
Robert Knapp	Over $100,000
Mark F. Mulhern	Over $100,000
Thomas W. Okel	Over $100,000
Jill Olmstead	$10,001-$50,000
John A. Switzer	$50,001-$100,000
Interested Directors
Eric Lloyd	Over $100,000
David Mihalick	Over $100,000
(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

BUSINESS OF SIERRA
The information in “Business” in Part I, Item 1 of Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 19, 2021, and Sierra’s Current Report on Form 8-K filed with the SEC on April 23, 2021 (only with respect to Item 1.01) is incorporated herein by reference.
DETERMINATION OF NET ASSET VALUE OF SIERRA
The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Valuation of Investments” in Part I, Item 2 of Sierra’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed with the SEC on August 8, 2021, is incorporated herein by reference.
REGULATION OF SIERRA
The information in “Business—Regulation” in Part I, Item 1 of Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 19, 2021, is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF SIERRA
The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 19, 2021, and in Part 1, Item 2 of Sierra’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, filed with the SEC on May 14, 2021 and August 13, 2021, respectively, is incorporated herein by reference.

SENIOR SECURITIES OF SIERRA
Information about Sierra’s senior securities (including debt securities and other indebtedness) is shown in the below table as of the fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016, 2017, 2018, 2019 and 2020 and as of June 30, 2021. The information shown in the below table as of June 30, 2021 is unaudited. The information shown in the below table for 2016 – 2020 was audited by Ernst & Young LLP. The information about Sierra’s senior securities should be read in conjunction with Sierra’s audited and unaudited consolidated financial statements and related notes thereto and “Management's Discussion and Analysis of Financial Condition and Results of Operations of Sierra” above.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)(4)	Average Market Value per Unit(5)
Prime Brokerage Facility
2012	$17,345,794	$2,189	N/A	N/A
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
2016	—	—	—	—
2017	—	—	—	—
2018	—	—	—	—
2019	—	—	—	—
2020	—	—	—	—
June 30, 2021 (unaudited)	—	—	—	—
ING Credit Facility
2012	—	—	—	—
2013	16,000,000	5,480	N/A	N/A
2014	115,000,000	2,211	N/A	N/A
2015	145,000,000	2,386	N/A	N/A
2016	150,000,000	2,476	N/A	N/A
2017	195,000,000	2,330	N/A	N/A
2018	115,000,000	2,656	N/A	N/A
2019	88,100,000	2,801	N/A	N/A
2020	—	—	—	—
June 30, 2021 (unaudited)	—	—	—	—
Alpine Credit Facility
2012	—	—	—	—
2013	—	—	—	—
2014	121,500,000	2,211	N/A	N/A
2015	240,000,000	2,386	N/A	N/A
2016	240,000,000	2,476	N/A	N/A
2017	240,000,000	2,330	N/A	N/A
2018	240,000,000	2,656	N/A	N/A
2019	240,000,000	2,801	N/A	N/A
2020	145,000,000	4,626	N/A	N/A
June 30, 2021 (unaudited)	124,200,000	5,459	N/A	N/A
Total Return Swaps
2012	—	—	—	—
2013	18,149,541	5,480	N/A	N/A
2014	152,645,906	2,211	N/A	N/A
2015	129,426,020	2,386	N/A	N/A
2016	147,892,739	2,476	N/A	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)(4)	Average Market Value per Unit(5)
2017	127,519,693	2,330	N/A	N/A
2018	51,776,760	2,656	N/A	N/A
2019	—	—	N/A	N/A
2020	—	—	N/A	N/A
June 30, 2021 (unaudited)	—	—	N/A	N/A
(1)
Total amount of each class of senior securities outstanding at the end of the period presented. The Total Return Swap (“TRS”) amount is comprised of the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor Funding LLC under the TRS.

(2)
The asset coverage per unit is the ratio of the carrying value of Sierra’s total consolidated assets for regulatory purposes, which includes the underlying fair value of net TRS, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of senior securities representing indebtedness and the implied leverage on the TRS. Asset coverage per unit is expressed in terms of dollars per $1,000 of indebtedness. For the years ended December 31, 2020, 2019, 2018, 2017, 2016, 2015, 2014, and 2013, Sierra’s Asset Coverage Per Unit including unfunded commitments was $4,130, $2,547, $2,363, $2,054, $2,355, $2,318, $2,141, and $5,480, respectively. For the six months ended June 30, 2021, Sierra’s Asset Coverage Per Unit including unfunded commitments was $4,613.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(5)	Not applicable as these classes of securities are not registered for public trading.

PORTFOLIO COMPANIES OF SIERRA
The following table sets forth certain information as of June 30, 2021 for each portfolio company in which Sierra had an investment. Other than these investments, Sierra’s only formal relationships with its portfolio companies are the managerial assistance that Sierra provides upon request and the board observer or participation rights Sierra may receive in connection with its investment.
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Non-controlled/non-affiliated investments –
AAAHI Acquisition Corporation	Transportation: Consumer	Senior Secured First Lien Term Loan LIBOR + 8.250%, 1.000% Floor(4)(5)(6)	12/10/2023	$7,233,985	$6,853,763	$5,425,489	1.0%
				7,233,985	6,853,763	5,425,489
Alpine SG, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor(4)(5)(11)	11/16/2022	1,262,051	1,238,587	1,269,497	0.2%
		Senior Secured First Lien Delayed Draw Term Loan LIBOR + 5.750%, 1.000% Floor(4)(5)	6/1/2028	2,410,036	2,361,836	2,361,836	0.4%
		Senior Secured First Lien Delayed Draw Term Loan LIBOR + 5.750%, 1.000% Floor(4)(5)	11/16/2022	6,165,725	6,165,653	5,982,603	1.1%
		Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor(4)(5)	11/16/2022	12,529,258	12,520,344	12,157,139	2.2%
				22,367,070	22,286,420	21,771,075
Amerijet Holdings, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor(5)(7)	7/15/2021	2,540,018	2,540,018	2,540,018	0.5%
				2,540,018	2,540,018	2,540,018
AMMC CLO 22, Limited Series 2018-22A	Multi-Sector Holdings	Subordinated Notes 13.510% effective yield(8)(9)(10)	4/25/2031	7,222,000	5,189,030	4,887,850	0.9%
				7,222,000	5,189,030	4,887,850
AMMC CLO 23, Ltd. Series 2020-23A	Multi-Sector Holdings	Subordinated Notes 14.426% effective yield(8)(9)(10)	10/17/2031	2,000,000	1,640,734	1,599,800	0.3%
				2,000,000	1,640,734	1,599,800
Apidos CLO XXIV, Series 2016-24A	Multi-Sector Holdings	Subordinated Notes 14.832% effective yield(5)(8)(9)(10)	7/20/2027	18,357,647	9,683,843	9,336,699	1.7%
				18,357,647	9,683,843	9,336,699
Arrow International Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 7.250%, 1.250% Floor(4)	12/21/2025	10,000,000	10,000,000	10,046,000	1.8%
				10,000,000	10,000,000	10,046,000
Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor(4)(5)	3/31/2022	25,828,344	25,828,344	23,898,967	4.3%
				25,828,344	25,828,344	23,898,967
Brook & Whittle Holding Corp.	Containers, Packaging & Glass	Senior Secured First Lien Delayed Draw Term Loan LIBOR + 5.250%, 1.000% Floor(4)(5)	10/17/2024	699,633	697,401	699,633	0.1%
		Senior Secured First Lien Delayed Draw Term Loan LIBOR + 5.250%, 1.000% Floor(4)(5)	10/17/2024	2,974,786	2,965,295	2,974,786	0.5%
		Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor(4)(5)	10/17/2024	2,086,380	2,086,380	2,086,380	0.4%
				5,760,799	5,749,076	5,760,799
Cardenas Markets, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor	6/3/2027	2,000,000	1,980,000	1,971,000	0.4%
				2,000,000	1,980,000	1,971,000
CM Finance SPV LLC	Banking, Finance, Insurance & Real Estate	Subordinated Notes 3.000%(5)(6)(12)	6/24/2021	35,600	35,600	—	—%
				35,600	35,600	—

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor(5)(7)	7/28/2025	$8,575,302	$8,560,621	$8,022,195	1.4%
				8,575,302	8,560,621	8,022,195
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor(5)(7)	12/16/2025	3,990,000	3,972,165	3,997,581	0.7%
				3,990,000	3,972,165	3,997,581
DataOnline Corp.	High Tech Industries	Revolving Credit Facility LIBOR + 6.250%, 1.000% Floor(4)(5)(11)	11/13/2025	1,821,429	1,821,429	1,791,214	0.3%
		Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor(4)(5)	11/13/2025	14,775,000	14,775,000	14,566,672	2.6%
				16,596,429	16,596,429	16,357,886
Dryden 43 Senior Loan Fund, Series 2016-43A	Multi-Sector Holdings	Subordinated Notes 10.240% effective yield(5)(8)(9)(10)	7/20/2029	3,620,000	2,452,768	2,318,248	0.4%
				3,620,000	2,452,768	2,318,248
Dryden 49 Senior Loan Fund, Series 2017-49A	Multi-Sector Holdings	Subordinated Notes 10.225% effective yield(5)(8)(9)(10)	7/18/2030	17,233,288	11,807,420	11,053,431	2.0%
				17,233,288	11,807,420	11,053,431
Envision Healthcare Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 3.750%(5)(7)	10/10/2025	48,750	34,365	41,764	—%
				48,750	34,365	41,764
Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor(5)(7)	2/7/2023	9,634,784	9,634,784	9,583,720	1.7%
				9,634,784	9,634,784	9,583,720
Glass Mountain Pipeline Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 4.500%, 1.000% Floor(5)(6)(7)	12/23/2024	48,375	24,273	13,787	—%
				48,375	24,273	13,787
Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor(5)(7)	6/20/2023	1,323,073	1,323,073	1,302,698	0.2%
				1,323,073	1,323,073	1,302,698
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor(4)(6)(12)	5/29/2020	3,754,497	3,634,434	—	—%
				3,754,497	3,634,434	—
Hylan Datacom & Electrical LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 10.000%, 1.000% Floor(4)(5)	7/25/2022	15,545,534	15,545,534	12,436,427	2.2%
				15,545,534	15,545,534	12,436,427
Impact Group, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 7.370%, 1.000% Floor(4)(5)	6/27/2023	5,641,623	5,641,623	5,641,623	1.0%
				5,641,623	5,641,623	5,641,623
Innovative XCessories & Services, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 5.200%, 1.000% Floor(5)(14)	3/5/2027	2,961,554	2,937,375	2,967,181	0.5%
				2,961,554	2,937,375	2,967,181
Interflex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor(5)(7)	8/18/2022	11,189,828	11,182,573	11,189,828	2.0%
				11,189,828	11,182,573	11,189,828
IQor US Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor(5)(7)	11/19/2024	2,723,720	2,676,988	2,785,003	0.5%
		Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor(7)	11/19/2025	7,373,495	7,373,495	7,267,316	1.3%
		Equity - 158,959 Shares(13)		—	1,907,509	2,130,051	0.4%
				10,097,215	11,957,992	12,182,370

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Isagenix International, LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor(4)(5)	6/16/2025	$1,710,840	$1,682,536	$1,389,202	0.3%
				1,710,840	1,682,536	1,389,202
Isola USA Corp.	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.000% Floor, PIK(4)(6)(11)	1/2/2023	11,882,396	6,958,657	8,911,797	1.6%
		Common Units - 10,283,782 units(13)		—	—	—	—%
				11,882,396	6,958,657	8,911,797
Ivanti Software, Inc.	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor(5)(7)	12/1/2028	6,000,000	6,000,000	5,970,000	1.1%
				6,000,000	6,000,000	5,970,000
JFL-WCS Partners, LLC	Environmental Industries	Common Units - 70,412 units(5)(13)		—	88,159	5,069,664	0.9%
				—	88,159	5,069,664
JFL-NGS Partners, LLC	Environmental Industries	Preferred units - 6,375,000 units 12.500%		—	6,556,485	9,243,750	1.7%
		Common Units - 3,252.95 units (13)		—	1,125,000	2,992,714	0.5%
				—	7,681,485	12,236,464
K&N Parent, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 4.750%, 1.000% Floor(7)	10/20/2023	7,985,597	7,666,174	7,682,145	1.4%
		Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor(7)	10/21/2024	2,000,000	1,733,573	1,678,800	0.3%
				9,985,597	9,399,747	9,360,945
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor(4)(5)	5/1/2024	1,774,910	1,734,493	1,743,849	0.3%
		Senior Secured Second Lien Term Loan LIBOR + 9.250%, 1.000% Floor(4)(5)	5/1/2025	7,000,000	6,930,548	6,865,600	1.2%
				8,774,910	8,665,041	8,609,449
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor(7)	4/26/2024	1,959,459	1,475,893	1,763,514	0.3%
				1,959,459	1,475,893	1,763,514
Lifestyle Intermediate II, LLC	Consumer Goods: Durable	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor(5)(11)	1/26/2026	3,901,177	3,901,177	3,901,177	0.7%
				3,901,177	3,901,177	3,901,177
LogMeIn, Inc.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 4.750%, 1.000% Floor(5)(7)	8/31/2027	1,990,000	1,965,323	1,986,816	0.4%
				1,990,000	1,965,323	1,986,816
Magnetite XIX, Limited	Multi-Sector Holdings	Subordinated Notes LIBOR + 8.770%(4)(8)(9)(10)	4/17/2034	5,250,000	5,092,500	5,250,000	0.9%
		Subordinated Notes 10.563% effective yield(5)(8)(9)(10)	7/17/2030	13,730,209	8,691,428	8,702,206	1.6%
				18,980,209	13,783,928	13,952,206
Novetta Solutions, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor(4)(5)	10/17/2022	1,552,564	1,523,928	1,546,819	0.3%
		Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor(4)(5)	10/16/2023	9,058,824	9,024,952	8,912,071	1.6%
				10,611,388	10,548,880	10,458,890
Offen Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 5.000%(5)(7)	6/21/2026	3,936,353	3,908,162	3,911,948	0.7%
				3,936,353	3,908,162	3,911,948

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 13.000%, 1.000% Floor, PIK(4)(5)(6)(7)	10/11/2021	$11,531,613	$8,860,931	$—	—%
		Senior Secured First Lien Term Loan LIBOR + 9.500%, 1.000% Floor, PIK(4)(5)(6)(7)	10/11/2021	8,371,833	8,153,509	7,116,058	1.3%
		Warrants - 36,716 warrants(5)(13)	1/9/2027	—	669,709	—	—%
				19,903,446	17,684,149	7,116,058
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor(4)(5)	8/21/2023	9,000,000	9,000,000	8,241,300	1.5%
				9,000,000	9,000,000	8,241,300
Polymer Solutions Group Holdings, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor(5)(7)	1/1/2023	1,047,621	1,047,621	1,034,002	0.2%
				1,047,621	1,047,621	1,034,002
Proppants Holdings, LLC	Energy: Oil & Gas	Common Units - 1,506,254 units(13)		—	890,481	18,828
		Common Units - 161,852 units(13)		—	8,832	—	—%
				—	899,313	18,828
PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor, 2.00% PIK(5)(14)	11/30/2023	8,115,129	7,829,553	8,028,297	1.4%
		Membership Units - 1.441 units(5)(13)		—	—	—	—%
				8,115,129	7,829,553	8,028,297
RA Outdoors, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.750%, 1.000% Floor(5)(7)(11)	4/8/2026	18,765,432	18,765,432	18,577,778	3.4%
				18,765,432	18,765,432	18,577,778
RateGain Technologies, Inc.	Hotel, Gaming & Leisure	Subordinated Notes(5)(13)(12)	7/31/2020	386,854	363,936	—	—%
		Subordinated Notes(5)(13)	7/31/2021	476,190	476,191	—	—%
				863,044	840,127	—
Redwood Services Group, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor(4)(5)	6/6/2023	3,980,000	3,980,000	3,980,000	0.7%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor(5)(7)	6/6/2023	22,493,469	22,493,469	22,077,340	4.0%
		Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor(5)(7)	6/6/2023	730,356	716,443	730,356	0.1%
				27,203,825	27,189,912	26,787,696
Resolute Investment Managers, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 8.000%, 1.000% Floor(4)(5)	4/30/2025	6,000,000	5,974,106	6,060,000	1.1%
				6,000,000	5,974,106	6,060,000
Rhombus Cinema Holdings, LP	Media: Diversified & Production	Preferred Equity - 7,449 shares 10.000% PIK(5)(6)(13)		—	4,584,207	—	—%
		Common Units - 3,163 units(5)(13)		—	2,864,831	—	—%
		Common Units - 3,163 units(5)(13)		—	297,962	—	—%
				—	7,747,000	—

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
RTIC Subsidiary Holdings, LLC	Consumer Goods: Durable	Senior Secured First Lien Term Loan LIBOR + 7.750%, 1.250% Floor(4)(5)	9/1/2025	$9,875,000	$9,875,000	$9,950,050	1.8%
		Revolving Credit Facility LIBOR + 7.750%, 1.250% Floor(4)(5)(7)(11)	9/1/2025	793,651	793,651	785,714	0.1%
		Preferred Class A units - 145.347 units(13)		—	145,347	145,347	—%
		Preferred Class B units - 145.347 units(13)		—	145,347	145,347	—%
		Common units - 153 units(13)		—	15,300	28,610	—%
				10,668,651	10,974,645	11,055,068
SavATree, LLC	Environmental Industries	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor(4)(5)	6/2/2022	4,261,924	4,261,924	4,261,924	0.8%
				4,261,924	4,261,924	4,261,924
SFP Holding, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor(4)(5)(11)	9/1/2022	23,540,101	23,523,664	23,540,101	4.3%
		Equity - 0.94% of outstanding equity(5)(13)		—	788,116	866,928	0.2%
				23,540,101	24,311,780	24,407,029
Simplified Logistics, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor(4)(5)(11)	2/28/2022	18,202,104	18,202,104	18,076,510	3.3%
				18,202,104	18,202,104	18,076,510
SMART Financial Operations, LLC	Retail	Preferred Equity - 1,000,000 units(5)(13)		—	1,000,000	490,000	0.1%
				—	1,000,000	490,000
Smile Doctors, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor(4)(5)	10/6/2022	13,735,950	13,721,574	13,554,635	2.4%
				13,735,950	13,721,574	13,554,635
Software Luxembourg Intermediate S.À R.L.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor(4)(5)	4/27/2025	4,000,000	4,010,539	4,000,000	0.7%
				4,000,000	4,010,539	4,000,000
Sound Point CLO XX, Ltd.	Multi-Sector Holdings	Subordinated Notes 9.080% effective yield (5)(8)(9)(10)	7/26/2031	4,489,000	3,279,007	2,627,412	0.5%
				4,489,000	3,279,007	2,627,412
Team Car Care, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor(4)(5)	2/23/2023	13,211,493	13,211,493	13,173,179	2.4%
				13,211,493	13,211,493	13,173,179
TEAM Services Group	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor(5)(7)	12/20/2027	4,987,500	4,846,593	4,962,562	0.9%
		Senior Secured Second Lien Term Loan LIBOR + 9.000%, 1.000% Floor(5)(7)	12/18/2028	5,000,000	4,857,634	4,975,000	0.9%
				9,987,500	9,704,227	9,937,562
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor, 0.75% PIK(5)(7)	5/29/2025	7,724,138	7,665,995	7,531,034	1.4%
				7,724,138	7,665,995	7,531,034
Thermacell Repellents, Inc.	Consumer Goods: Durable	Revolving Credit Facility LIBOR + 6.250%, 1.000% Floor(5)(11)	12/4/2026	1,045,000	1,024,522	1,023,000	0.2%
		Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor(5)(7)	12/4/2026	2,787,150	2,761,207	2,759,279	0.5%
				3,832,150	3,785,729	3,782,279

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Time Manufacturing Acquisition, LLC	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor(5)	2/3/2023	$2,459,435	$2,459,249	$2,454,024	0.4%
				2,459,435	2,459,249	2,454,024
True Religion Apparel, Inc.	Retail	Common units - 2.713 units(13)		—	—	—	—%
		Preferred Equity - 2.818 units(13)		—	12,094	—	—%
				—	12,094	—
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.000% Floor(4)(5)	4/28/2023	871,784	844,936	871,784	0.2%
		Common Units - 4,676 units(5)(13)		—	259,938	23,380	—%
		Warrants - 5,591 warrants(5)(13)	3/30/2028	—	310,802	27,955	—%
				871,784	1,415,676	923,119
Vision Solutions, Inc.	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor, 0.75%	4/23/2029	5,000,000	4,950,000	4,962,500	0.9%
				5,000,000	4,950,000	4,962,500
VOYA CLO 2015-2, LTD.	Multi-Sector Holdings	Subordinated Notes 2.759% effective yield (5)(8)(9)(10)	7/19/2028	10,735,659	5,091,271	3,785,393	0.7%
				10,735,659	5,091,271	3,785,393
VOYA CLO 2016-2, LTD.	Multi-Sector Holdings	Subordinated Notes 4.334% effective yield (5)(8)(9)(10)	7/19/2028	11,088,290	6,653,707	5,007,472	0.9%
				11,088,290	6,653,707	5,007,472
Walker Edison Furniture Company LLC	Consumer Goods: Durable	Common Units - 2,000 units(5)(13)		—	—	12,197,487	2.2%
				—	—	12,197,487
Watermill-QMC Midco, Inc.	Automotive	Equity - 1.62% partnership interest(5)(13)		—	902,277	—	—%
				—	902,277	—
Wawona Delaware Holdings, LLC	Beverage & Food	Senior Secured First Lien Term Loan LIBOR + 4.750%(4)(5)	9/11/2026	45,050	42,957	42,122	—%
				45,050	42,957	42,122
West Dermatology, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor(4)(5)(11)	2/11/2025	723,038	731,502	743,290	0.1%
		Revolving Credit Facility LIBOR + 6.000%, 1.000% Floor, 0.75% PIK(4)(5)	2/11/2025	1,662,538	1,662,538	1,619,478	0.3%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor, 0.750% PIK(4)(5)(11)	2/11/2025	4,730,249	4,727,780	4,609,628	0.8%
				7,115,825	7,121,820	6,972,396
Wok Holdings Inc.	Retail	Senior Secured First Lien Term Loan LIBOR + 6.250%(5)(7)	3/1/2026	48,875	34,174	48,171	—%
				48,875	34,174	48,171
Total non-controlled/non-affiliated investments					$512,940,700	$497,021,783	89.7%

Controlled/affiliated investments –

1888 Industrial Services, LLC	Energy: Oil & Gas	Revolving Credit Facility LIBOR + 5.000%, 1.000% Floor (4)(5)(11)	9/30/2021	1,243,924	1,243,924	1,243,924	0.20%
		Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (5)(6)(7)	9/30/2021	431,176	431,176	431,176	0.10%
		Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor, PIK (4)(5)(6)	9/30/2021	3,642,176	3,315,574	—	—%
		Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, PIK (4)(5)(6)	9/30/2021	9,711,916	6,816,029	—	—%
		Units - 6,122.765 units (5)(9)(13)		—	—	—	—%
				15,029,192	11,806,703	1,675,100

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Black Angus Steakhouses, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor, PIK (4)(5)(6)	6/30/2022	$22,681,178	$20,457,589	$9,072,471	1.60%
		Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)(5)	6/30/2022	1,897,321	1,897,321	1,897,321	0.30%
		Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (5)(7)(11)	6/30/2022	3,750,000	3,750,000	3,750,000	0.70%
		Equity - 44.60% of outstanding equity (5)(9)(13)		—	—	—	—%
				28,328,499	26,104,910	14,719,792
Caddo Investors Holdings 1 LLC	Forest Products & Paper	Equity - 12.250% LLC Interest (5)(16)		—	5,072,149	6,797,899	1.20%
				—	5,072,149	6,797,899
Charming Charlie LLC	Retail	Senior Secured First Lien Delayed Draw Term Loan 20.000% (6)(12)	5/28/2022	769,967	769,968	396,225	0.10%
		Senior Secured First Lien Term Loan LIBOR + 10.000%, 1.000% Floor (4)(6)	4/24/2023	7,590,773	5,859,128	—	—%
		Senior Secured First Lien Term Loan 20.000% (6)(12)	5/15/2022	138,517	138,517	71,281	—%
		Common Stock - 34,923,249 shares (9)(13)		—	—	—	—%
				8,499,257	6,767,613	467,506
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan 13.500% PIK (4)(5)(6)	12/31/2021	7,546,368	4,449,025	—	—%
		Common Units - 6,500,000 shares (5)(13)		—	—	—	—%
				7,546,368	4,449,025	—
Kemmerer Operations, LLC	Metals & Mining	Senior Secured First Lien Term Loan 15.000% PIK (5)	6/21/2023	2,294,047	2,294,047	2,294,047	0.40%
		Senior Secured First Lien Delayed Draw Term Loan 15.000% PIK (5)(11)	6/21/2023	288,614	288,614	288,614	0.10%
		Common Units - 6.7797 units (5)(13)		—	962,718	962,760	0.20%
				2,582,661	3,545,379	3,545,421

MCM 500 East Pratt Holdings, LLC	Banking, Finance, Insurance & Real Estate	Equity - 5,000,000 units (9)(13)		—	5,000,000	6,425,000	1.20%
				—	5,000,000	6,425,000

MCM Capital Office Park Holdings LLC	Banking, Finance, Insurance & Real Estate	Equity - 7,500,000 units (9)(13)		—	7,500,000	14,918,505	2.70%
				—	7,500,000	14,918,505
Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity - 89.01% ownership of SIC Senior Loan Strategy JV I LLC (5)(9)(16)		—	110,050,000	85,775,721	15.5%
				—	110,050,000	85,775,721
Total controlled/affiliated investments(15)					$180,295,779	$134,324,944	24.3%
Total investments					$693,236,479	$631,346,727	114.0%

Money Market Fund
Federated Institutional Prime Obligations Fund		Money Market 0.010%(17)		6,419,651	6,419,651	6,419,651	1.20%
State Street Institutional Liquid Reserves Fund		Money Market 0.050%(17)		14,095,548	14,099,419	14,096,958	2.50%
Total money market fund				$20,515,199	$20,519,070	$20,516,609	3.70%

(1)
All of Sierra's investments are domiciled in the United States except for AMMC CLO 22, Limited Series 2018-22A, AMMC CLO 23, Ltd. Series 2020-23A, Apidos CLO XXIV, Series 2016-24A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund, 2017-49A, Magnetite XIX, Limited, Sound Point CLO XX, Ltd., VOYA CLO 2016-2, LTD., and VOYA CLO 2015-2, LTD., which are all domiciled in the Cayman Islands. All foreign investments were denominated in US Dollars.

(2)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy.
(3)	Percentage is based on net assets of $553,830,487 as of June 30, 2021.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month “3M” LIBOR, which at June 30, 2021 was 0.15%. The interest rate is subject to a minimum LIBOR floor.
(5)	An affiliated fund that is managed by an affiliate of SIC Advisors also holds an investment in this security.
(6)	The investment was on non-accrual status as of June 30, 2021.
(7)	The interest rate on these loans is subject to a base rate plus 1 Month “1M” LIBOR, which at June 30, 2021 was 0.10%. The interest rate is subject to a minimum LIBOR floor.
(8)
Securities are exempt from registration under Rule 144A of the Securities Act. These securities represent a fair value of $54,568,511 or 9.9% of net assets as of June 30, 2021 and are considered restricted securities.

(9)	The investment is not a qualifying asset under Section 55 of the Investment Company Act. Non-qualifying assets represent 25.6% of Sierra’s portfolio at fair value.
(10)
This investment is in the equity class of a collateralized loan obligation (“CLO”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(11)
The investment has an unfunded commitment as of June 30, 2021. For further details see Note 10 in Sierra’s Form 10-Q for the fiscal-quarter ended June 30, 2021. Fair value includes an analysis of the unfunded commitment.

(12)	The investment is past due as of June 30, 2021.
(13)	Security is non-income producing.
(14)	The interest rate on these loans is subject to a base rate plus 6 month “6M” LIBOR, which at June 30, 2021, 2021 was 0.16%. The interest rate is subject to a minimum LIBOR floor.
(15)
Affiliate Investments are defined by the Investment Company Act as investments in companies in which Sierra owns at least 5% but no more than 25% of the voting securities or is under common control with such portfolio company. Control Investments are defined by the Investment Company Act as investments in companies in which Sierra owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(16)	As a practical expedient, Sierra uses NAV to determine the fair value of this investment.
(17)
Represents securities in Level 1 of the valuation hierarchical levels. Money Market investments are deemed to be cash equivalents and are not included in the ASC 820 table (see Note 4 in Sierra’s Form 10-Q for the fiscal-quarter ended June 30, 2021).

AAAHI Acquisition Corporation
AAAHI Acquisition Corporation (“All Aboard”), headquartered in Dallas, TX, is a leading provider of passenger transport services to customers throughout the United States Sun Belt Region. All Aboard is comprised of six local operating units, the largest of which include: Hotard, All Aboard America!, and Sun Diego.
Alpine SG, LLC
Alpine SG, LLC (“Alpine SG”), headquartered in San Francisco, CA, is an aggregator of niche, vertically oriented software businesses. Each acquired business operates independently with oversight from the Alpine SG management team. The platform includes the following companies: Aerialink, Minute Menu, Bill4Time, and Exym.
Amerijet Holdings, Inc.
Amerijet Holdings, Inc., headquartered in Fort Lauderdale, FL, is a leading provider of air cargo and logistics to and from the Caribbean, Mexico and Latin America.
AMMC CLO 22, Limited Series 2018-22A
AMMC CLO 22, Limited Series 2018-22A, headquartered in Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.
AMMC CLO 23, Ltd. Series 2020-23A
AMMC CLO 23, Ltd. Series 2020-23A, headquartered in Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last-out loans.
Apidos CLO XXIV, Series 2016-24A
Apidos CLO XXIV, Series 2016-24A, headquartered in Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last-out loans.
Arrow International Inc.
Arrow International Inc., headquartered in Cleveland, OH, provides charitable gaming products (pull tabs and charitable bingo supplies) to various social and charitable organizations that rely on Arrow’s products to generate income for various philanthropic causes.
Aviation Technical Services, Inc.
Aviation Technical Services, Inc., founded in 1970 and headquartered in Everett, WA, is a provider of commercial aerospace aftermarket services to the North American maintenance, repair and overhaul market.
Brook & Whittle Holding Corp.
Brook & Whittle Holding Corp., founded in 1996 and based in North Branford, CT, provides printing and packaging solutions in North America. Brook & Whittle Holding Corp. produces and supplies pressure sensitive labels and shrink film packaging products for personal care, beverage, food, and household industry sectors.
Cardenas Markets, LLC
Cardenas Markets LLC, headquartered in Ontario, Canada, is a leading Hispanic focused grocery chain offering a specialty shopping experience to its target market distinct from traditional, mass and discount grocers.
CM Finance SPV LLC
CM Finance SPV LLC, headquartered in Wilmington, DE, is a wholly-owned subsidiary of Investcorp Credit Management BDC, Inc., a specialty finance company that invests primarily in the debt of United States middle-market companies.

CPI International, Inc.
CPI International, Inc., headquartered in Palo Alto, CA, develops and manufactures microwave, radio frequency, power, and control products for critical communications, defense and medical applications.
CT Technologies Intermediate Holdings, Inc.
CT Technologies Intermediate Holdings, Inc., founded in 1976 and located in Alpharetta, GA, is a provider of outsourced release-of-information services, which involves the interaction between healthcare providers, who possess protected medical information, and authorized requestors, who are entitled to receive that information for various commercial, legal, or personal purposes.
DataOnline Corp.
DataOnline Corp (“DataOnline”), headquartered in New Providence, NJ, is a global provider of M2M solutions specifically for the monitoring of both fixed and mobile remote industrial assets. DataOnline specializes in robust and reliable devices and sensors, remote data collection, global wireless communications and web-based applications.
Dryden 43 Senior Loan Fund, Series 2016-43A
Dryden 43 Senior Loan Fund, Series 2016-43A, headquartered in Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last out loans.
Dryden 49 Senior Loan Fund, Series 2017-49A
Dryden 49 Senior Loan Fund, Series 2017-49A, headquartered in Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last out loans.
Envision Healthcare Corporation
Envision Healthcare Corporation, headquartered in Nashville, TN, is a national provider of healthcare services with two main operating segments – physician services and ambulatory services.
Friedrich Holdings, Inc.
Friedrich Holdings, Inc., founded in 1883 and headquartered in San Antonio, TX, engineers and manufactures high- performance in-room air conditioning products.
Glass Mountain Pipeline Holdings, LLC
Glass Mountain Pipeline Holdings, LLC, headquartered in Dallas, TX, is an approximately 280 mile pipeline providing crude oil transportation and storage to the STACK / SCOOP / MERGE, Mississippi Lime, and Granite Wash areas.
Golden West Packaging Group LLC
Golden West Packaging Group LLC, headquartered in City of Industry, CA, is a vertically integrated provider of highly customized, corrugated cardboard packaging.
Holland Acquisition Corp.
Holland Acquisition Corp. (“Holland”), founded in 1985 and headquartered in Fort Worth, TX, is a provider of land services to blue-chip clients throughout the United States. Holland offers a full-suite of land services in all three stages of the energy production cycle: upstream, midstream and downstream.
Hylan Datacom & Electrical LLC
Hylan Datacom & Electrical LLC, headquartered in Holmdel, NJ, is a specialty design, engineering and construction company providing telecommunications, electrical and utility services to customers in New York City and the greater Tri-State area.

Impact Group, LLC
Impact Group, LLC is a Boise, Idaho based sales and marketing agency providing outsourced sales, marketing and merchandising services to consumer packaged goods manufacturers.
Innovative XCessories & Services, LLC
Innovative XCessories & Services, LLC, headquartered in Huntsville, AL, is a United States based original equipment and aftermarket upfitter to the automotive industry, primarily providing spray-on coating to truck beds and exterior accessories such as side steps and roof racks.
Interflex Acquisition Company, LLC
InterFlex Acquisition Company, LLC, headquartered in Wilkesboro, NC, is a comprehensive provider of specialized printed and converted flexible packaging solutions for food and consumer packaged goods producers throughout the United States and UK.
IQor US Inc.
iQor US Inc., headquartered in St. Petersburg, FL, is a managed services provider of customer engagement and technology-enabled business process outsourcing solutions.
Isagenix International, LLC
Isagenix International, LLC (“Isagenix”), headquartered in Gilbert, AZ, develops and distributes nutritional products through a direct marketing strategy. Isagenix offers products across a range of categories including weight wellness, energy, performance and healthy aging.
Isola USA Corp.
Isola USA Corp., founded in Germany in 1912 and headquartered in Chandler, AZ, is a global material science company that designs, develops, and manufactures copper-clad laminate and prepreg used to fabricate advanced multilayer printed circuit boards.
Ivanti Software, Inc.
Ivanti Software, Inc. (“Ivanti”), headquartered in South Jordan, UT, is a leading IT management software provider to mid-market enterprises. Per Gartner (2020), Ivanti is one of three leaders in the segment (BMC, ServiceNow comps). Ivanti has +24K clients including Autotrader, Oxford Univ, UnderArmour, UMC Health Systems, Service Corp, Adventis, covering +48M endpoints globally.
JFL-WCS Partners, LLC
JFL-WCS Partners, LLC (d/b/a Waste Control Specialists LLC), headquartered in Dallas, Texas, operates a state-of-the- art facility for the processing, treatment, storage and disposal of low-level radioactive waste, hazardous waste, and mixed hazardous and radioactive wastes.
JFL-NGS Partners, LLC
JFL-NGS Partners, LLC is a leading provider of deconstruction and response and restoration services, nuclear decommissioning and deconstruction services, and environmental services.
K&N Parent, Inc.
K&N Parent, Inc., headquartered in Riverside, CA, is an industry leading provider of automotive filtration products (air, oil, intake) designed for the automotive enthusiast.
Keystone Acquisition Corp.
Keystone Acquisition Corp., headquartered in Harrisburg, PA, provides care and quality management to public and commercial clients in the healthcare industry.

KNB Holdings Corporation
KNB Holdings Corporation, headquartered in Austin, TX, is a manufacturer and wholesaler of home decor products, including affordable lighting, wall décor, frames, soft goods and accent furniture.
Lifestyle Intermediate II, LLC
Lifestyle Intermediate II, LLC, headquartered in Fremont, CA, designs, manufactures and sells furniture primarily through leading e-commerce retailers, warehouse clubs, and to a lesser degree, traditional brick and mortar retailers.
LogMeIn, Inc.
LogMeIn, Inc., headquartered in Boston, MA, is a SaaS software provider of cloud communication, remote access, remote customer engagement and IT support to small and medium-sized business customers.
Magnetite XIX, Limited
Magnetite XIX, Limited, headquartered in Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, second lien loans.
Novetta Solutions, LLC
Novetta Solutions, LLC, headquartered in McLean, VA, is an advanced analytics company focused on technology- intensive national security solutions, providing services to government and commercial organizations.
Offen Inc.
Offen, Inc., headquartered in Commerce City, Colorado, is a wholesaler and distributor of motor fuel and related products, delivering over one billion gallons of fuel per year.
Path Medical, LLC
Path Medical, LLC, founded in 1993 and headquartered in Boca Raton, FL, is a provider of fully-integrated acute trauma treatment and diagnostic imaging solutions to patients injured in automobile and non-work related accidents throughout Florida.
PetroChoice Holdings, Inc.
PetroChoice Holdings, Inc., headquartered in Riddlesburg, PA, is a distributor of US lubricants and services primarily serving the Northeastern and Midwestern United States.
Polymer Solutions Group Holdings, LLC
Polymer Solutions Group Holdings, LLC, formed in 2015 and headquartered in Cleveland, OH, is a portfolio of companies that deliver customer-centric solutions that improve the customers’ products, processes and performance.
Proppants Holdings, LLC
Proppants Holdings, LLC, headquartered in Radnor, PA, is a manufacturer and provider of high-quality and innovative raw and resin coated frac sand for use in the oil and gas industry.
PT Network, LLC
PT Network, LLC (d/b/a Pivot Physical Therapy), headquartered in Towson, MD, is a regional outpatient physical therapy and sports medicine operator with clinics in most of the Mid-Atlantic region.

RA Outdoors, LLC
RA Outdoors, LLC, headquartered in Dallas, TX, is a leading provider of software solutions of campground reservation management by federal, state, provincial and local government parks, private campgrounds, as well as the administration of hunt and fish licensing.
RateGain Technologies, Inc.
RateGain Technologies, Inc., headquartered in Dallas, TX, provides hospitality and travel technology solutions for revenue management decision support, rate intelligence, electronic distribution and brand engagement helping customers across the world in streamlining their operations and sales.
Redwood Services Group, LLC
Redwood Services Group, LLC, headquartered in San, Francisco, CA, is a group of regional IT managed service providers that provide fully outsourced IT services to small and medium sized businesses.
Resolute Investment Managers, Inc.
Resolute Investment Managers, Inc. headquartered in Irving, TX, is an asset management firm that provides institutional-quality equity, fixed income, alternative and cash solutions to retail and institutional clients.
Rhombus Cinema Holdings, LP
Rhombus Cinema Holdings, LP, headquartered in Beverly Hills, CA, is an innovator and licensor of stereoscopic (3D) and other visual technologies for use in the cinema and on consumer electronic devices.
RTIC Subsidiary Holdings, LLC
RTIC Subsidiary Holdings, LLC, headquartered in Houston, TX, and founded in 2015, is a designer, manufacturer and marketer of a variety of stock and customized outdoor and recreational products including drinkware, coolers, and other related products and accessories. The majority of sales are direct-to-consumer sales through RTIC’s own website. RTIC also sells products through its branded retail store located in Houston as well as Amazon.
SavATree, LLC
SavATree, LLC, headquartered in Bedford Hills, NY, is a leading provider of residential tree and shrub maintenance, professional lawn care, and outdoor residential services with over twenty branches throughout the Eastern and Midwestern regions of the United States.
SFP Holding, Inc.
SFP Holdings, Inc., founded in 1999 and headquartered in St. Paul, MN, is a provider of fire and life safety security systems.
Simplified Logistics, LLC
Simplified Logistics, LLC is a Westlake, OH based provider of asset-light transportation management services focused on primarily managing less-than-truckload freight.
SMART Financial Operations, LLC
SMART Financial Operations, LLC, headquartered in Orlando, FL, is a specialty retail platform initially comprised of three distinct retail pawn store chains and a pawn industry consulting firm.
Smile Doctors, LLC
Smile Doctors, LLC, headquartered in Georgetown, TX, is a specialty dental services organization focused on acquiring pre-existing orthodontist practices and improving profitability through the implementation of upgraded marketing strategies and pricing plans, streamlining scheduling and back-office functions, and supporting new start growth with capital investments.

Software Luxembourg Intermediate S.À R.L.
Software Luxembourg Intermediate S.À R.L., headquartered in Luxembourg, is a global leader in corporate digital learning, providing enterprise learning solutions.
Sound Point CLO XX, Ltd.
Sound Point CLO XX, Ltd., headquartered in Wilmington, DE, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.
Team Car Care, LLC
Team Car Care, LLC (dba Heartland Automotive Services), headquartered in Irving, TX and founded in 1995, is a provider of quick lube and other ancillary maintenance services and is the largest Jiffy Lube franchisee in the United States.
TEAM Services Group
TEAM Services Group, headquartered in San Diego, CA, is a provider of employment administration and risk management solutions that facilitate self-directed home care (unskilled) for seniors and people with long-term disabilities.
The Octave Music Group, Inc.
The Octave Music Group, Inc., headquartered in New York, NY, is an in-venue interactive music and entertainment platform, featured in bars and restaurants across North America and Europe.
Thermacell Repellents, Inc.
Thermacell Repellents, Inc., headquartered in Bedford, MA, is a leading consumer products company that manufactures patented non-topical mosquito and tick repellent devices and refills.
Time Manufacturing Acquisition, LLC
Time Manufacturing Acquisition, LLC, headquartered in Houston, TX, is a global manufacturer and distributor of van mounted ariel lifts used in the electric utility, telecom, rental, forestry and bridge inspection industries.
True Religion Apparel, Inc.
True Religion Apparel, Inc. (“True Religion”), headquartered in Vernon, CA, designs, manufactures, and markets the True Religion brand. True Religion’s product line is sold in branded retail and outlet stores, as well as department stores and boutiques in the United States and abroad.
Velocity Pooling Vehicle, LLC
Velocity Pooling Vehicle, LLC, headquartered in Indianapolis, IN, is a manufacturer comprised of a group of highly recognizable brands serving nearly all product categories in the powersports aftermarket industry and a distributor of proprietary and sourced brands to a variety of dealers and retailers.
Vision Solutions, Inc.
Vision Solutions, Inc., headquartered in Greeley, CO, is a global provider of IT software solutions designed to protect data and minimize downtime for modern data centers. Vision Solutions, Inc. also provides high availability, disaster recovery, migration and data sharing solutions for IBM Power Systems.
VOYA CLO 2015-2, LTD.
VOYA CLO 2015-2, LTD., headquartered in Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.

VOYA CLO 2016-2, LTD.
VOYA CLO 2016-2, LTD., headquartered in Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.
Walker Edison Furniture Company LLC
Walker Edison Furniture Company LLC (“Walker Edison”), headquartered in West Jordan, UT, is an e-commerce furniture platform exclusively selling through the websites of top online retailers. Walker Edison operates a data-driven business model to sell a variety of home furnishings in the discount category including TV stands, bedroom furniture, chairs and tables, desks and other.
Watermill-QMC Midco, Inc.
Watermill-QMC Midco, Inc. (d/b/a Quality Metalcraft, Inc.), founded in 1964 and headquartered in Livonia, MI, is a provider of complex assemblies for specialty automotive production, prototype and factory assist applications.
Wawona Delaware Holdings, LLC
Wawona Delaware Holdings, LLC, headquartered in Clovis, CA, a vertically-integrated supplier of high quality conventional and organic stone fruit and citrus.
West Dermatology, LLC
West Dermatology, LLC (“West Dermatology”), headquartered in Newport Beach, CA, is an operator of dermatology clinics in Nevada, Arizona and California. West Dermatology’s board-certified dermatologists specialize in a range of clinical diagnostic and treatment options including general dermatology services, Mohs surgery, cosmetic services, and medical grade dermatology products.
Wok Holdings Inc.
Wok Holdings (dba P.F. Chang’s), headquartered in New York, NY, is a United States full-service Asian cuisine restaurant brand that operates 216 company-operated restaurants in 39 states and 94 franchisees in 23 countries.
1888 Industrial Services, LLC
1888 Industrial Services, LLC, headquartered in Greeley, CO, provides field support services to oil and gas independent producers, drilling companies and midstream companies in the Denver-Julesburg Basin, with headquarters in the heart of the Wattenberg region in Greeley, CO. 1888 Industrial Services, LLC builds, repairs, modifies and maintains oil and gas production equipment, sites, wells and pipelines.
Black Angus Steakhouses, LLC
Black Angus Steakhouses, LLC, founded in 1964 and headquartered in Los Altos, CA, operates restaurants across six states including California, Arizona, Alaska, New Mexico, Washington, and Hawaii.
Caddo Investors Holdings 1 LLC
Caddo Investors Holdings 1 LLC (d/b/a TexMark Timber Treasury, L.P.), headquartered in Greeley, CO, consists of an approximately 1.1 million acres of high quality and relatively young timber lands located in East Texas.
Charming Charlie LLC
Charming Charlie LLC, headquartered in Greeley, CO, is a destination retailer of fashion jewelry and accessories. Charming Charlie is known for its fun, friendly, and fabulous brand which permeates its in-store and online experience.

Dynamic Energy Services International LLC
Dynamic Energy Services International LLC, headquartered in New Orleans, LA, is a provider of full-service fabrication, construction and maintenance services to a broad range of worldwide markets including oil and gas, industrial and petrochemical markets.
Kemmerer Operations, LLC
Kemmerer Operations, LLC, located in Kemmerer, WY, is a producer of high-value thermal coal and surface-mined coal.
MCM 500 East Pratt Holdings, LLC
MCM 500 East Pratt Holdings, LLC, headquartered in Boca Raton, FL, is a 13-story, 279,712 square foot, class A office building located along Baltimore’s Pratt Street corridor developed in 2004 by the Trammell Crow Company.
MCM Capital Office Park Holdings LLC
MCM Capital Office Park Holdings LLC is a commercial real estate portfolio in the Washington, DC metro area. The portfolio consists of six office buildings, a bank pad site and a residential development opportunity.
Sierra Senior Loan Strategy JV I LLC
Sierra Senior Loan Strategy JV I LLC, headquartered in Wilmington, DE, generates current income and capital appreciation by investing primarily in the debt of privately-held middle market companies in the United States with a focus on senior secured first lien term loans.

MANAGEMENT OF SIERRA
The information in “Security Ownership of Certain Beneficial Owners,” and “Proposal 1: Election of Directors” in Sierra’s most recent definitive proxy statement, filed with the SEC on April 28, 2021, and Sierra’s Current Reports on Form 8-K filed with the SEC on April 23, 2021 (only with respect to Item 5.02) and May 21, 2021 (only with respect to Item 5.02) is incorporated herein by reference.
PORTFOLIO MANAGEMENT OF SIERRA
The management of Sierra’s investment portfolio is the responsibility of SIC Advisors and its investment committee, which is comprised of a minimum of three members, all of whom are senior members of Medley as well as members of SIC Advisors’ investment team. Approval of an investment requires a majority vote of SIC Advisors’ investment committee, although unanimous agreement is sought.
Portfolio Managers
The following is information concerning the business experience of Sierra’s portfolio managers.
Dean Crowe
Dean Crowe is an “interested person” of Sierra as defined in the Investment Company Act and has served as a director and Sierra’s Chief Executive Officer since April 2021, Sierra’s President since March 2020, a Senior Portfolio Manager of Sierra since April 2012, a Senior Managing Director of Medley LLC since August 2015 and a Managing Director of Medley LLC from March 2011 through August 2015. Mr. Crowe served as Sierra’s Chief Operating Officer from August 2015 through March 2020 and served as Head of Investing of Medley Management Inc. from December 2015 to March 2020, upon becoming President of Sierra. Prior to joining Medley, Mr. Crowe was a Portfolio Manager with UBS O’Connor, the Alternative Investment subsidiary of UBS Asset Management, where he managed corporate credit investments and the O’Connor Credit Arbitrage Fund. Before joining UBS, Mr. Crowe held various positions at Merrill Lynch in New York, where he managed proprietary credit trading. Mr. Crowe began his career with Salomon Brothers in New York, where he traded and invested in privately placed corporate debt. Mr. Crowe received a BBA in Accounting from James Madison University.
Howard Liao
Howard Liao is a Senior Managing Director and Chief Investment Officer of Medley. Mr. Liao has over 15 years of leveraged finance, direct lending and private equity experience originating, structuring and investing in a variety of credit-oriented alternative investments. Prior to joining Medley, Mr. Liao held several positions at Lehman Brothers. He was a member of Lehman’s Leveraged Finance Group, a founding principal of Lehman’s Mezzanine Fund and, most recently, a Managing Director in Lehman’s Private Equity Principal Investments Group managing private and syndicated debt and private equity investments for the Lehman estate. Mr. Liao has served on the board of directors, either as a representative or observer, of the following companies: Varel International, Castex Energy, DHS Drilling Company, Universal Pegasus, Invicta Financial, Greenbrier Minerals and Energy Maintenance Services. Mr. Liao received a BSBA from Georgetown University and an MBA from UCLA Anderson School of Management.
David G. Richards
David Richard is a Senior Managing Director and Chief Credit Officer of Medley. Prior to rejoining Medley, Mr. Richards was the CFO for a privately held fintech concern. Mr. Richards was also employed as an Investor at Millennium Management focused on investments in financial services companies. Mr. Richards previously served as a member of the board of directors at American Capital LTD and served on its executive, audit and strategic review committees. Prior to American Capital LTD, Mr. Richards was a Portfolio Manager for Pine River Capital Management L.P., where he focused on credit and equity investments in the financial services sector. He has also held positions with Goldentree Asset Management and Citadel Investment Group. Mr. Richards received a BS from Providence College and an MBA from Emory University.

Equity Securities
The table below shows the dollar range of shares of Sierra Common Stock beneficially owned by each portfolio manager as of June 30, 2021.
Name	Dollar Range of Equity Securities in Sierra(1)(2)
Dean Crowe	None
Howard Liao	None
David Richards	None
(1)	Dollar ranges are as follows: None, $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by Sierra’s portfolio managers is based on an assumed offering price of $10.00 per share.
Other Accounts Managed
Collectively or separately Dean Crowe, Howard Liao and David Richards are also primarily responsible for the day-to-day management of certain other accounts and pooled investment vehicles, with approximately $603 million of fee earning assets under management as of June 30, 2021.
Compensation
The members of SIC Advisors’ investment committee are not employed by Sierra and receive no compensation from Sierra in connection with their portfolio management activities.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF SIERRA
Sierra Investment Advisory Agreement
Sierra has entered into the Sierra Investment Advisory Agreement with SIC Advisors and pays SIC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that Sierra may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, Sierra relies on investment professionals from SIC Advisors to assist the Sierra Board with the valuation of its portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of Sierra’s investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for Sierra’s portfolio investments. In particular, Richard T. Allorto Jr., Sierra’s Chief Financial Officer, also serves as the Chief Financial Officer for SIC Advisors. Dean Crowe and Richard T. Allorto Jr. also have indirect financial interests in SIC Advisors.
On April 23, 2021, Sierra entered into an incentive fee waiver agreement with SIC Advisors (the “Incentive Fee Waiver Agreement”), pursuant to which SIC Advisors agreed to waive (i) 50% of any incentive fee on income payable to SIC Advisors for any fiscal quarter during the period beginning with the fiscal quarter ending September 30, 2021 and the fiscal quarter ending June 30, 2022, and (ii) 50% of any incentive fee on capital gains payable to SIC Advisors for the fiscal year ending December 31, 2021. For the avoidance of doubt, the Incentive Fee Waiver Agreement does not amend the calculation of the incentive fees as set forth in the Sierra Investment Advisory Agreement. Other than the waiver contemplated by the Incentive Fee Wavier Agreement, the terms of the Sierra Investment Advisory Agreement will remain in full force and effect. Following (i) the fiscal quarter ending June 30, 2022 with respect to the waiver granted by SIC Advisors on any incentive fee payable on income, and (ii) the fiscal year ending December 31, 2021 with respect to the waiver granted by SIC Advisors on any incentive fee payable on capital gains, unless otherwise extended by Sierra and SIC Advisors, the Incentive Fee Waiver Agreement will terminate, and the original terms of the Sierra Investment Advisory Agreement will be in full force and effect.
Sierra Administration Agreement
On April 5, 2012, Sierra entered into an administration agreement (the “Sierra Administration Agreement”) with Medley Capital, pursuant to which Medley Capital furnishes Sierra with administrative services necessary to conduct its day-to-day operations. Medley Capital is reimbursed for administrative expenses it incurs on Sierra’s behalf in performing its obligations. Such costs are reasonably allocated to Sierra on the basis of assets, revenues, time records or other reasonable methods. Sierra does not reimburse Medley Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital. Medley Capital is an affiliate of SIC Advisors.
Pursuant to the Investment Company Act, the Sierra Administration Agreement remained in effect for an initial period of two years from its effective date. The Sierra Administration Agreement became effective on April 17, 2012, the date that Sierra met its minimum offering requirement. Pursuant to its terms, and unless earlier terminated as described below, the Sierra Administration Agreement will remain in effect from year-to-year if approved annually by a majority of the Sierra Independent Directors, and either the holders of a majority of Sierra’s outstanding voting securities or the Sierra Board. Most recently, on April 15, 2021, the Sierra Board approved the renewal of the Sierra Administration Agreement for an additional one-year term, which will expire on April 17, 2022. In connection with the foregoing, on April 23, 2021, Sierra entered into an expense limitation agreement with Medley Capital (the “Expense Limitation Agreement”), pursuant to which Medley Capital agreed that the amount of expenses payable and reimbursable by Sierra under the Sierra Administration Agreement will be capped at $2,200,000 for the fiscal year ending December 31, 2021. The amount of expenses payable and reimbursable by Sierra under the Sierra Administration Agreement for the fiscal years ended December 31, 2020, 2019 and 2018 was $2,231,015, $2,538,480 and $2,699,176, respectively. For the avoidance of doubt, other than the cap contemplated by the Expense Limitation Agreement, the Expense Limitation Agreement does not amend the allocation of costs and expenses that are payable or reimbursable by Sierra under the Sierra Administration Agreement. Following the quarter ending December 31, 2021, unless otherwise extended by Sierra and Medley Capital, the Expense Limitation Agreement will terminate, and the original terms of the Sierra Administration Agreement will be in full force and effect.

Additionally, as a BDC, Sierra must offer managerial assistance to its portfolio companies. This managerial assistance may include monitoring the operations of the portfolio companies, participating in board and management meetings, consulting with and advising officers of its portfolio companies and providing other organizational and financial guidance. Medley Capital will make available such managerial assistance, on Sierra’s behalf, to Sierra’s portfolio companies regardless of whether they request this assistance. Sierra may receive fees for these services and will reimburse Medley Capital for its allocated costs in providing such assistance pursuant to the Sierra Administration Agreement, subject to review and approval by the Sierra Board.
Co-Investment Opportunities
As a BDC, Sierra will not generally be permitted to invest in any portfolio company in which SIC Advisors or any of its affiliates currently have a controlling interest or to make any co-investments with SIC Advisors or any of its affiliates without an exemptive order from the SEC. Sierra may, however, invest alongside SIC Advisors and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, Sierra may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC staff permitting Sierra and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment adviser, acting on Sierra’s behalf or on behalf of other clients, negotiates any term other than price. Sierra may also invest alongside other clients as otherwise permissible under regulatory guidance, applicable regulations and SIC Advisors’ allocation policies.
In addition, on November 25, 2013, Sierra received an exemptive order from the SEC that permits it to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley LLC or an investment adviser controlled by Medley LLC in a manner consistent with Sierra’s investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, Sierra, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with Sierra that would otherwise be prohibited under Section 17(d) and 57(a)(4) and Rule 17d-1. On October 4, 2017, Sierra, SIC Advisors and certain of their affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with Sierra that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the Investment Company Act. Co-investment under the Current Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Sierra Board determines that it would be in Sierra’s best interest to participate in the transaction. Neither Sierra nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to Sierra or the affiliated funds.
Subject to this restriction on co-investments with affiliates, SIC Advisors will offer Sierra the right to participate in all investment opportunities that it determines are appropriate for Sierra in view of its investment objective, policies and strategies and other relevant factors. In accordance with SIC Advisors’ allocation policies, Sierra might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by SIC Advisors and its affiliates.
To the extent that Sierra competes with entities managed by SIC Advisors or any of its affiliates for a particular investment opportunity, SIC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict resolution and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) the conditions of the Current Exemptive Order and other restrictions under the Investment Company Act regarding co-investments with affiliates. SIC Advisors’ allocation policies are intended to ensure that Sierra may generally share equitably with other investment funds managed by SIC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for Sierra and such other investment funds.

License Agreement
Sierra has entered into a license agreement with SIC Advisors under which SIC Advisors has granted Sierra a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under the license agreement, Sierra will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains Sierra’s investment advisor. Other than with respect to this limited license, Sierra will have no legal right to the “Sierra” name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF SIERRA
The following table sets forth the beneficial ownership of each current director, Sierra’s executive officers, and the executive officers and directors as a group as of October 15, 2021. As of October 15, 2021, there were no persons to Sierra’s knowledge who beneficially owned 5% or more of the outstanding shares of Sierra Common Stock.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of shares of Sierra Common Stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, Sierra believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as Sierra. Sierra’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Sierra as defined in Section 2(a)(19) of the Investment Company Act. The address of all executive officers and directors is c/o Sierra Income Corporation, 100 Park Avenue, New York, 16th Floor, New York 10017.
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Class(2)	Pro forma percentage of outstanding Barings BDC Common Stock
Directors and Executive Officers:
Interested Directors
Dean Crowe	—	—	—
Independent Directors
Stephen R. Byers	—	—	—
Valerie Lancaster-Beal	—	—	—
Oliver T. Kane	—	—	—
Matthew E. Forstenhausler	—	—	—
Executive Officer Who is Not a Director
Richard T. Allorto Jr.	—	—	—
Directors and Executive Officers as a Group (6 persons)	—	—	—
(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of Sierra Common Stock and each director and officer has sole voting and/ or investment power over the shares reported.

(2)	Based on a total of 102,276,889.12 shares issued and outstanding as of October 15, 2021.

DESCRIPTION OF CAPITAL STOCK OF BARINGS BDC
The following description summarizes material provisions of the MGCL, the Barings BDC Charter, and the Barings BDC Bylaws. This summary is not necessarily complete, and we refer you to the MGCL, the Barings BDC Charter, and the Barings BDC Bylaws for a more detailed description of the provisions summarized below.
Stock
Barings BDC’s authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, of which 65,316,085 shares were outstanding as of October 15, 2021. There are no outstanding options or warrants to purchase Barings BDC Common Stock. No Barings BDC Common Stock has been authorized for issuance under any equity compensation plans. Under Maryland law, the Barings BDC stockholders generally are not personally liable for the indebtedness or obligations of Barings BDC.
Under the Barings BDC Charter, the Barings BDC Board is authorized to classify and reclassify any unissued shares of Barings BDC Common Stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the MGCL, but subject to the Investment Company Act, the Barings BDC Charter provides that a majority of the entire Barings BDC Board, without any action by the Barings BDC stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Barings BDC has authority to issue.
All shares of Barings BDC Common Stock have equal rights as to earnings, assets, distribution and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Barings BDC Common Stock if, as and when authorized by the Barings BDC Board and declared by Barings BDC out of assets legally available therefor. Shares of Barings BDC Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.
In the event of a liquidation, dissolution or winding up of Barings BDC, each share of Barings BDC Common Stock would be entitled to share ratably in all of Barings BDC’s assets that are legally available for distribution after Barings BDC pays all debts and other liabilities and subject to any preferential rights of holders of Barings BDC preferred stock, if any preferred stock is outstanding at such time.
Each share of Barings BDC Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be sufficient to approve any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Barings BDC Charter. Except as provided with respect to any other class or series of stock, the holders of Barings BDC Common Stock will possess exclusive voting power. There is no cumulative voting in the election of the Barings BDC directors, which means that holders of a majority of the outstanding voting securities of Barings BDC Common Stock can elect all of the Barings BDC directors.
Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders meetings an unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Barings BDC Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
The Barings BDC Charter authorizes Barings BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at Barings BDC’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Barings BDC Bylaws obligate Barings BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at Barings BDC’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Barings BDC Charter and the Barings BDC Bylaws also permit Barings BDC to indemnify and advance expenses to any person who served a predecessor of Barings BDC in any of the capacities described above and any of Barings BDC’s employees or agents or any employees or agents of Barings BDC’s predecessor. In accordance with the Investment Company Act, Barings BDC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which the Barings BDC Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Barings BDC has also entered into indemnification agreements with certain of its directors, under which Barings BDC has agreed to indemnify such individuals to the fullest extent permitted by applicable law (including the MGCL and the Investment Company Act), including indemnification and/or advancement of expenses incurred in connection with participating in any action or proceeding, including any action or proceeding by or in right of Barings BDC, arising out of the individual’s services as a director or executive officer of Barings BDC. In addition, Barings BDC has obtained primary and excess insurance policies insuring its directors and officers against certain liabilities they may incur in their capacity as directors and officers, including liabilities and expenses that may arise out of activities that Barings BDC’s directors or officers have performed for another entity at Barings BDC’s request. The policy is subject to customary exclusions.
Certain Provisions of the MGCL and the Barings BDC Charter and Bylaws
The MGCL, the Barings BDC Charter, and the Barings BDC Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire Barings BDC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Barings BDC to negotiate first with the Barings BDC Board.
Classified Board of Directors
Barings BDC has elected to be subject to the provisions of Section 3-803 of the MGCL resulting in the Barings BDC Board being classified, notwithstanding anything to the contrary in the Barings BDC Charter and Barings

BDC Bylaws. Pursuant to this election and the Barings BDC Bylaws, the Barings BDC Board is divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders. Upon expiration of the term of office of each class, the successors to the class of directors whose term expires at each annual meeting of stockholders will be elected to hold office for a term continuing until the annual meeting of stockholders in the third year following the year of their election and until their successors are elected and qualify.
Election of Directors
Pursuant to the Barings BDC Bylaws, a nominee for director is elected to the Barings BDC Board if the number of votes cast for such nominee’s election exceed the number of votes cast against such nominee’s election. Pursuant to the Barings BDC Charter, the Barings BDC Board may amend the Barings BDC Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
The Barings BDC Charter provides that the number of directors will be set only by the Barings BDC Board in accordance with the Barings BDC Bylaws. The Barings BDC Bylaws provide that a majority of the entire Barings BDC Board may at any time increase or decrease the number of directors. However, unless the Barings BDC Bylaws are amended, the number of directors may never be less than one nor more than 12. Barings BDC has elected to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Barings BDC Board. Accordingly, except as may be provided by the Barings BDC Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Barings BDC Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act. The Barings BDC Charter provides that a director may be removed only for cause, as defined in the Barings BDC Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which the Barings BDC Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Barings BDC Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
The Barings BDC Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Barings BDC Board and the proposal of other business to be considered by stockholders may be made only (1) pursuant to Barings BDC’s notice of the meeting, (2) by or at the direction of the Barings BDC Board or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by the Barings BDC Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Barings BDC Board at a special meeting may be made only (1) by or at the direction of the Barings BDC Board or (2) provided that the meeting has been called in accordance with the Barings BDC Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the notice required by the Barings BDC Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.
For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to the Barings BDC Bylaws, the stockholder must have given timely notice thereof in writing to Barings BDC’s secretary and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice must set forth all information required under the Barings BDC Bylaws and must be delivered to the Secretary at Barings BDC’s principal executive office not earlier than the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Calling of Special Meetings of Stockholders
The Barings BDC Bylaws provide that special meetings of stockholders may be called by the Barings BDC Board and certain of Barings BDC’s officers. Additionally, the Barings BDC Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by Barings BDC’s secretary to act upon any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Barings BDC Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Barings BDC Charter also provides that certain charter amendments, any proposal for the conversion of Barings BDC, whether by merger or otherwise, from a closed-end company to an open-end company and any proposal for the liquidation or dissolution of Barings BDC requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of Barings BDC’s continuing directors (in addition to approval by the Barings BDC Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the Investment Company Act, any such amendment or proposal that would have the effect of changing the nature of Barings BDC’s business so as to cause Barings BDC to cease to be, or to withdraw Barings BDC’s election as, a BDC would be required to be approved by a majority of Barings BDC’s outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in the Barings BDC Charter as (a) Barings BDC’s current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of Barings BDC’s continuing directors then on the Barings BDC Board.
The Barings BDC Bylaws provide that the Barings BDC Board will have the exclusive power to make, alter, amend or repeal any provision of the bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, the Barings BDC Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Barings BDC Board shall determine such rights apply.
Control Share Acquisitions
Subtitle 7 of Title 3 of the MGCL, or the Control Share Acquisition Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Generally, control shares are shares of issued and outstanding voting stock acquired in a secondary market transaction which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite stockholder approval must be obtained to cross any of the above thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the Barings BDC Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Currently, the Barings BDC Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of Barings BDC stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. Barings BDC will only amend its bylaws to be subject to the Control Share Acquisition Act if the Barings BDC Board determines that doing so would be in the best interests of Barings BDC and it does not conflict with the Investment Company Act.
Business Combinations
Under certain provisions of Maryland law referred to as the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Barings BDC Board has adopted a resolution explicitly subjecting Barings BDC to the Business Combination Act. The Barings BDC Board may by further resolution at any time in the future approve or exempt from the provisions of the Business Combination Act any business combinations, whether specifically, generally or generally by types or as to specifically identified or unidentified existing or future interested stockholders or their affiliates, as contemplated by Section 3-603(c) of the MGCL.
Conflict with Investment Company Act
The Barings BDC Bylaws provide that, if and to the extent that any provision of the MGCL, or any provision of the Barings BDC Charter or Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.
Exclusive Forum
The Barings BDC Bylaws provide that, unless Barings BDC consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (the “Maryland Circuit Court”) or the state court located within the City of Raleigh in Wake County, North Carolina (the “NC State Court”), or, if neither of these courts have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division or the United States District Court for the Eastern District of North Carolina, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of Barings BDC, (b) any action asserting an internal corporate claim (as defined in the MGCL) or (c) any other action asserting a claim against Barings BDC or any director or officer or other employee of Barings BDC that is governed by the internal affairs doctrine. Any stockholder (or beneficial owner of stock) who is a party to any action or proceeding governed by the exclusive forum provision of the bylaws will be deemed to have consented to the jurisdiction of the foregoing courts solely for the purpose of adjudicating any action or proceeding governed by such provisions. With respect to an action or proceeding in the Maryland Circuit Court and the NC State Court governed by the exclusive forum provisions of the Barings BDC Bylaws, Barings BDC and the stockholders (or beneficial owners of stock) will be deemed to have consented to the assignment of the action or proceeding to the Business and Technology Case Management Program for the State of Maryland (or any successor program governing complex corporate proceedings) and the North Carolina Business Court, respectively.

DESCRIPTION OF CAPITAL STOCK OF SIERRA
The following description summarizes material provisions of the MGCL, the Second Articles of Amendment and Restatement of Sierra, as supplemented and amended by those certain Articles Supplementary, which were accepted for record by the SDAT on October 5, 2015 (the “Sierra Charter”), and the Bylaws of Sierra (the “Sierra Bylaws”). This summary is not necessarily complete, and we refer you to the MGCL, the Sierra Charter and the Sierra Bylaws for a more detailed description of the provisions summarized below.
Common Stock, $0.001 Par Value Per Share
Under the terms of the Sierra Charter, Sierra’s authorized capital stock consists solely of 250,000,000 shares of Sierra Common Stock, par value $0.001 per share. Under the terms of the Sierra Charter, the Sierra Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the MGCL, but subject to the Investment Company Act, the Sierra Charter provides that the Sierra Board, without any action by Sierra stockholders, may amend the Sierra Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Sierra has authority to issue. Under the Sierra Charter and the MGCL generally, Sierra stockholders are not personally liable for Sierra’s debts or obligations.
All policies shall be equally applicable and enforceable to each stockholder, including but not limited to those pertaining to liquidation, conversion and redemption rights. No shares of Sierra Common Stock are subject to further calls or to assessments, sinking fund provisions, obligations of Sierra or potential liabilities associated with ownership of the security (not including investment risks).
Under the terms of the Sierra Charter, all shares of Sierra Common Stock, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Sierra Common Stock, as and when authorized by the Sierra Board and declared by the Sierra Board out of funds legally available therefor. Except as may be provided by the Sierra Board in setting the terms of classified or reclassified stock, shares of Sierra Common Stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of Sierra’s liquidation, dissolution or winding up, each share of a class of Sierra Common Stock would be entitled to be paid, out of the assets of Sierra that are legally available for distribution to its stockholders after Sierra pays or makes reasonable provisions for the payment of all claims and obligations and subject to any preferential rights of holders of preferred stock, if any preferred stock is outstanding at such time. Each share of Sierra Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors, and subject to the express terms of any class or series of preferred stock, holders of Sierra Common Stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders provided, however, that the holders of Sierra Common Stock will have exclusive voting rights on an amendment to the Sierra Charter that would alter only the contract rights, as expressly set forth in the Sierra Charter. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of Sierra Common Stock will be able to elect all of Sierra’s directors, provided that there are no shares of any other class or series of preferred stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Sierra Charter provides that, subject to certain limitations under the Sierra Charter and federal securities laws, no director or officer of Sierra shall be liable to Sierra or its stockholders for money damages to the fullest extent of Maryland law.
Maryland law requires a corporation (unless its charter provides otherwise, which the Sierra Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Sierra Charter provides that Sierra shall indemnify, to the fullest extent of Maryland law, (i) any individual who is a present or former director or officer of Sierra and who is made or threatened to be made a party to a proceeding by reason or his or her service in that capacity, and (ii) any individual who, while serving as a director or officer of Sierra and at the request of Sierra, services or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) SIC Advisors or any of its affiliates acting as an agent of Sierra. Notwithstanding the foregoing, the Sierra Charter provides that (i) any present or former director or officer; (ii) any individual who, while a director or officer and at Sierra’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, or partner; or (iii) SIC Advisors or any of its affiliates acting as an agent for Sierra (each such person, an “Indemnitee”) shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Sierra, nor shall an Indemnitee be held harmless for any loss or liability suffered by Sierra, unless each of the following conditions are met: (1) the Indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in Sierra’s best interests, (2) the Indemnitee was acting on behalf of or performing services for Sierra, (3) the liability or loss suffered was not the result of (A) negligence or misconduct, in the case that the Indemnitee is SIC Advisors or an affiliate thereof acting as Sierra’s agent, or an officer of Sierra, or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a director of Sierra (and is not also an officer of Sierra, SIC Advisors or an affiliate thereof) and (4) the indemnification or agreement to hold harmless is only recoverable out of Sierra’s net assets and not from Sierra stockholders. The Sierra Charter further limits any indemnification, as required by the Investment Company Act, to prohibit indemnification for any liability resulting from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct.
Provisions of the MGCL and the Sierra Charter and the Sierra Bylaws
The MGCL, the Sierra Charter and Sierra Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire Sierra by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Sierra to negotiate first with the Sierra Board. Sierra believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Election of Directors
As permitted by the MGCL, Sierra’s directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present. Thus, stockholders have the sole power to elect directors (except to fill vacancies, as discussed further below).

Classified Board of Directors
Pursuant to the Sierra Charter, the Sierra Board is divided into three classes of directors serving staggered three-year terms. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Sierra believes that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of its management and policies.
Number of Directors; Vacancies; Removal
The Sierra Charter provides that the number of directors is five, which number may be increased or decreased by the Sierra Board in accordance with the Sierra Bylaws. The Sierra Bylaws provide that a majority of the Sierra Board may at any time increase or decrease the number of directors. The Sierra Bylaws provide that the number of directors may never be less than three or more than twelve. Except as may be provided by the Sierra Board in setting the terms of any class or series of preferred stock, and pursuant to an election in the Sierra Charter, pursuant to Section 3-804(c) of the MGCL, any and all vacancies on the Sierra Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.
Stockholders may only remove a director with cause by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.
Sierra currently has a total of five members on the Sierra Board, three of whom are Sierra Independent Directors. The Sierra Charter provides that a majority of the Sierra Board must be Sierra Independent Directors except for a period of up to 60 days after the death, removal or resignation of a Sierra Independent Director pending the election of his or her successor.
Action by Stockholders
The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. Although the MGCL allows Maryland corporations to authorize informal stockholder action by the written consent of less than all stockholders entitled to vote, the Sierra Charter does not contain such a provision. This, combined with the requirements of the Sierra Bylaws regarding the calling of a stockholder requested special meeting discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
The Sierra Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Sierra Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to Sierra’s notice of the meeting, (b) by or at the direction of the Sierra Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Sierra Bylaws. With respect to a special meeting, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Sierra Board at a special meeting may be made only (a) pursuant to the notice of the meeting, (b) by the Sierra Board or (c) provided that the Sierra Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Sierra Bylaws.
The purpose of requiring stockholders to give Sierra advance notice of nominations and other business is to afford the Sierra Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Sierra Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Sierra Bylaws do not give the Sierra Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Sierra and Sierra stockholders.
Calling of a Special Meeting
The Sierra Bylaws provide that a special meeting may be called by the Sierra Board and certain officers. In addition, the Sierra Charter and the Sierra Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.
Access to Records
Any stockholder will be permitted access to all of Sierra’s records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of Sierra records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours.
Under the MGCL, stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) the Sierra Charter, (ii) the Sierra Bylaws, (iii) minutes of the proceedings of stockholders, (iv) annual statements of affairs, and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of the Sierra Board.
Additionally, under the Sierra Charter and the Sierra Bylaws, an alphabetical list of the names, addresses and telephone numbers of stockholders, along with the number of shares of Sierra Common Stock held by each of them, will be maintained as part of Sierra’s books and records and will be available for inspection by any stockholder or by a stockholder’s designated agent at the office. A stockholder may request a copy of the stockholder list in connection with matters relating to voting rights and the exercise of stockholder rights under federal proxy laws. A stockholder requesting a list will be required to pay reasonable costs of postage and duplication.
In addition to the foregoing, stockholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, Sierra is required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or, at Sierra’s option, provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. A stockholder may also request access to any other corporate records. If a proper request for the stockholder list or any other corporate records is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and Sierra may require a requesting stockholder to represent that it will not, secure the stockholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting stockholder’s interest in Sierra’s affairs. Sierra may also require such stockholder to sign a confidentiality agreement in connection with the request.
Approval of Extraordinary Corporate Action; Amendment of the Sierra Charter and the Sierra Bylaws
Under the mandatory provisions of the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert to another form of entity, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless first declared advisable by the Sierra Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Thus, under the mandatory provisions of Maryland law, stockholders are not permitted to vote on (1) amending the Sierra Charter, (2) causing the dissolution or termination of Sierra, (3) conversion of the corporation or (4) selling or substantially all of Sierra’s assets other than in the ordinary course of business or causing the merger or other reorganization of Sierra, unless the Sierra Board has first declared such matters advisable. However, the Sierra Board is also required to obtain, as a matter of law, the approval of stockholders before Sierra may engage in any such transactions.
Generally, under the Sierra Charter, actions that require approval of a majority of stockholders includes:
•	amending the Sierra Charter;
•	amending the Sierra Investment Advisory Agreement;
•	amending the Sierra Administration Agreement;
•	approving or disapproving the sale of all or substantially all of Sierra’s assets when such sale is to be made other than in the ordinary course of Sierra’s business;
•	causing a merger or other reorganization of Sierra;
•	dissolving Sierra; and
•	removing SIC Advisors and electing a new investment adviser.
Notwithstanding the foregoing, amendments to the Sierra Charter to make Sierra Common Stock a “redeemable security” or to convert Sierra, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled cast on the matter.
The Sierra Charter also provides that the Sierra Board will have the exclusive power to make, alter, amend or repeal any provision of the Sierra Bylaws.
Without the approval of a majority of Sierra stockholders, SIC Advisors may not:
•	amend the Sierra Investment Advisory Agreement except for amendments that would not adversely affect the interests of Sierra stockholders;
•	voluntarily withdraw as Sierra’s investment adviser unless such withdrawal would not affect Sierra’s tax status and would not materially adversely affect Sierra’s stockholders;
•	appoint a new investment adviser;
•	sell all or substantially all of Sierra’s assets other than in the ordinary course of business; and
•	cause the merger or any other reorganization of Sierra.
Notwithstanding the foregoing, the Sierra Charter also provides certain voting rights for stockholders, including the right to direct that the Sierra Board to cause Sierra to (i) amend the Sierra Charter, (ii) dissolve Sierra, (iii) approve the sale of all or substantially all of the assets of Sierra, or (iv) cause the merger or other reorganization of Sierra.
No Appraisal Rights
In certain extraordinary transactions, the MGCL provides the right to objecting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights or, under the MGCL, rights of an objecting stockholder. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act (if available), defined and discussed below, as permitted by the MGCL, and similar rights in connection with a proposed roll-up transaction, the Sierra Charter provides that stockholders will not be entitled to exercise appraisal rights.
Control Share Acquisitions
The MGCL provides that holders of control shares of a Maryland corporation acquired in a control share acquisition have no voting rights with respect to control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, referred to as the Control Share Acquisition Act. Shares owned by the acquirer, or by officers or directors who are employees of the corporation, are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Sierra Board of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement, as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in the Sierra Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of a corporation.
The Sierra Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of Sierra Common Stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, Sierra will amend the Sierra Bylaws to be subject to the Control Share Acquisition Act only if the Sierra Board determines that it would be in Sierra’s best interest and if the SEC staff does not object to Sierra’s determination that being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.
Business Combinations
Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which is referred to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or
•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Sierra Board approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Sierra Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Sierra Board of the corporation and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Sierra Board before the time that the interested stockholder becomes an interested stockholder.
The Sierra Board has adopted a resolution that any business combination between Sierra and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Sierra Board, including a majority of Independent Directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Sierra Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Sierra and increase the difficulty of consummating any offer.
Additional Provisions of Maryland Law
Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the articles of incorporation or bylaws:
•	reserve for itself the right to fix the number of directors;
•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;
•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and
•
provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the articles of incorporation or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. Sierra is not prohibited from implementing any or all of the statute.
Pursuant to the Sierra Charter, Sierra has elected to be subject to a specific provision of the statute such that, at all times that Sierra is eligible to make that election, all vacancies on the Sierra Board resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by the Sierra Board is subject to applicable requirements of the Investment Company Act and subject to any provisions of a class or series of preferred stock established by the Sierra Board, and provided that

Independent Directors shall nominate replacements for any vacancies among the Independent Directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by the Sierra Charter and the Sierra Bylaws, the law would permit the Sierra Board to override further changes to the Sierra Charter or the Sierra Bylaws.
Limited Repurchase Rights
The Sierra Charter contains provisions governing Sierra’s share repurchase program (the “Sierra Share Repurchase Program”) and Sierra’s repurchase of shares upon the death or disability of a stockholder. These repurchase obligations terminate, among other times, on the date that Sierra Common Stock is listed on a national securities exchange.
Repurchase Upon Death or Disability
In the event of the death or disability of a stockholder, Sierra will repurchase the shares of Sierra Common Stock held by such stockholder, upon such shares being under the Share Repurchase Program, presented to Sierra for repurchase, at a price equal to the NAV per share of shares of Sierra Common Stock as disclosed in the most recently filed periodic report filed with the SEC immediately following the death or disability of such stockholder. However, Sierra will not be obligated to repurchase shares if more than 360 days have elapsed since the date of the death or disability of a stockholder and, in the case of disability, if the stockholder fails to provide an opinion of a qualified independent physician. For purposes of this repurchase right, a disability will be deemed to have occurred when a stockholder suffers a disability for a period of time, as determined by the Sierra Board and confirmed by a qualified independent physician. The Sierra Board will have no obligation to repurchase shares if it would cause Sierra to violate federal law or Maryland law. Moreover, the Sierra Board has the right to suspend or terminate this repurchase right to the extent that it determines that it is in Sierra’s best interest to do so. Finally, this repurchase right will terminate on the date that the Sierra Common Stock is listed on a national securities exchange or is included for quotation in a national securities market. All shares to be repurchased under the Share Repurchase Program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If Sierra determines that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, Sierra will not repurchase any such shares. On September 1, 2021, the Sierra Board suspended the repurchases of shares of Sierra Common Stock in the event of the death or disability of a stockholder.
Conflict with the Investment Company Act
The Sierra Charter and the Sierra Bylaws provide that, if and to the extent that any provision of the MGCL or any provision of the Sierra Charter or the Sierra Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

BARINGS BDC DIVIDEND REINVESTMENT PLAN
The information in “Business—Dividend Reinvestment Plan” in Part 1, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.

SIERRA DISTRIBUTION REINVESTMENT PLAN
The Sierra distribution reinvestment plan (the “Sierra DRIP”) described below has been suspended pursuant to the Merger Agreement. As a result, beginning with Sierra’s first distribution following its September 2021 distribution, any distributions declared by Sierra will be paid in cash to all Sierra stockholders unless and until the DRIP is reinstated. Set forth below is a description of the current Sierra DRIP.
The Sierra DRIP is an “opt-in” distribution reinvestment plan pursuant to which Sierra stockholders may elect to have the full amount of cash distributions by Sierra reinvested in additional shares of Sierra Common Stock. There are no selling commissions, dealer manager fees or other sales charges to a Sierra stockholder if such stockholder elects to participate in the Sierra DRIP. Sierra pays the reinvestment agent’s fees under the Sierra DRIP.
If a Sierra stockholder wishes to receive Sierra distributions in cash, no action is required on such stockholder’s part to do so. Registered Sierra stockholders may elect to have such stockholder’s entire distribution reinvested in shares of additional Sierra Common Stock by notifying DST Systems, Inc., the reinvestment agent and Sierra’s transfer agent and registrar (“DST Systems”), in writing so that such notice is received by DST Systems no later than the record date for the applicable distribution to Sierra stockholders. If a Sierra stockholder participates in the Sierra DRIP, (1) all distributions thereafter declared by the Sierra Board shall be payable in shares of Sierra Common Stock, and no further action shall be required on such stockholder’s part to receive a distribution in shares of Sierra Common Stock and (2) DST Systems will set up an account for shares such stockholder acquires through the Sierra DRIP and will hold such shares in non-certificated form. If a Sierra stockholder’s shares are held by a broker-dealer or other financial intermediary, such stockholder may “opt-in” to the Sierra DRIP by notifying such broker-dealer or other financial intermediary of such election.
Any purchases of Sierra Common Stock pursuant to the Sierra DRIP are dependent on the continued registration of Sierra’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Sierra DRIP are free to elect or revoke their participation in the Sierra DRIP within a reasonable time as specified in the plan.
The reinvestment purchase price under the Sierra DRIP will be 94.5% of the NAV per share of Sierra Common Stock on the distribution date. Shares issued pursuant to the Sierra DRIP will have the same voting rights as other outstanding shares of Sierra Common Stock.
A participant in the Sierra DRIP may terminate his, her or its account under the Sierra DRIP by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the DST Systems at P.O. Box 219731, Kansas City, Missouri 64121-9731 or by calling the DST Systems at (816) 435-1000. Such termination will be effective immediately if the participant’s notice is received by DST Systems at least two days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution.
During each quarter, but in no event later than 30 days after the end of each calendar quarter, DST Systems will mail and/or make electronically available to each participant in the Sierra DRIP, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of Sierra Common Stock purchased during such quarter, and the per share purchase price for such shares. At least annually, Sierra will include tax information for income earned on shares under the Sierra DRIP on a Form 1099-DIV that is mailed to participants. Sierra reserves the right to amend, suspend or terminate the Sierra DRIP.
Additional information about the Sierra DRIP may be obtained by contacting stockholder services for Sierra at (212) 759-0777. This description of the Sierra DRIP is only a summary of certain provisions of the Sierra DRIP and is qualified in its entirety by reference to the Sierra DRIP, which is filed as an exhibit to Sierra’s filings with the SEC. See “Incorporation by Reference for Sierra.”

COMPARISON OF BARINGS BDC AND SIERRA STOCKHOLDER RIGHTS
The following is a summary of the material differences among the rights of holders of Sierra Common Stock and holders of Barings BDC Common Stock. The following discussion is not intended to be complete and is qualified by reference to the Sierra Charter, the Sierra Bylaws, the Barings BDC Charter, the Barings BDC Bylaws and the MGCL. These documents are incorporated by reference in this registration statement and will be sent to stockholders of Sierra and Barings BDC upon request. See “Where You Can Find More Information.”
As set forth in greater detail above in “Description of the Merger Agreement,” holders of Sierra Common Stock will receive shares of Barings BDC Common Stock in the First Merger. For more information, see the table below.
	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders
Authorized Stock	Sierra is authorized to issue 250,000,000 shares of common stock, $0.001 par value per share.	Barings BDC is authorized to issue 150,000,000 shares of common stock, $0.001 par value per share.

Pursuant to the Sierra Charter, a majority of the Sierra Board may amend the Sierra Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series without stockholder approval.

Pursuant to the Barings BDC Charter, a majority of the Barings BDC Board, acting without stockholder approval, may amend the Barings BDC Charter from time to time to increase or decrease the aggregate number of shares of capital stock or the number of shares of capital stock of any class or series.

	The Sierra Charter authorizes the Sierra Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock.	The Barings BDC Charter authorizes the Barings BDC Board to classify and reclassify any unissued shares of capital stock into other classes or series of capital stock, including preferred stock.

	On October 15, 2021, there were 102,276,889.12 shares of Sierra Common Stock outstanding.	On October 15, 2021, there were 65,316,085 shares of Barings BDC Common Stock issued and outstanding.

Voting Rights	Each holder of Sierra Common Stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.	Each holder of Barings BDC Common Stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

Except as described below with regard to the election of directors, the Sierra Bylaws provide that, unless a greater or lesser vote is required by law (including the Invesment Company Act) or by the Sierra Charter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before such meeting.

The Barings BDC Bylaws generally provide that, unless a greater vote is required by statute or by the Barings BDC Charter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before such meeting.

Quorum
The Sierra Bylaws provide that a quorum for a stockholder meeting consists of the presence, in person or by proxy, of the holders of shares entitled to cast one-third of votes entitled to be cast, except with respect to any matter that, under applicable statutes

The Barings BDC Charter and Barings BDC Bylaws require that the presence of the stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum at any meeting of the stockholders, except with

	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence, in person or by proxy, of the holders of shares entitled to cast one-third of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

respect to any such matter that requires approval by a separate vote of one or more classes of stock, in which case the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast by each such class on such matter will constitute a quorum.

Number of Directors
A majority of the entire Sierra Board may establish, increase or decrease the number of directors, provided that the number of directors will never be less than three nor more than twelve. The Sierra Board is currently comprised of five members.

A majority of the entire Barings BDC Board may establish, increase or decrease the number of directors; provided that the number of directors will never be less than the minimum number required by the MGCL or the Investment Company Act. The Barings BDC Board is currently comprised of eight members.

Classification of Directors
The MGCL provides that a Maryland corporation may divide the directors into classes and may provide for a term of office which may not be more than five years, provided that the term of at least one class of directors must expire each year. Sierra’s directors are classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Sierra Board. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Pursuant to Section 3-803 of the MGCL, by resolutions duly adopted by the Barings BDC Board, Barings BDC caused the Barings BDC Board to be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Barings BDC Board. The Barings BDC Bylaws provide that, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Vote Required for Director Election
The Sierra Bylaws provide that directors are elected by a plurality of all of the votes cast at a meeting of stockholders duly called at which a quorum is present. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

The Barings BDC Bylaws provide that a nominee for director shall be elected to the Barings BDC Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Pursuant to the Barings BDC Charter, the Barings BDC Board may amend the Barings BDC Bylaws to alter the vote required to elect directors.

Removal of Directors
Pursuant to the MGCL, any director or the entire board of directors of a classified board of directors may be removed from office, but only for cause and by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast generally in the election of directors.

As permitted by the MGCL, the Barings BDC Charter provides that, subject to the rights of holders of one or more classes or series of subsequently established stock to elect or remove directors, any director or the entire board of directors may be removed from office, but only for cause and by the affirmative vote of stockholders entitled to

	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

cast not less than two-thirds of the votes entitled to be cast generally in the election of directors. “Cause” is defined in the Barings BDC Charter as, with respect to any particular director, the conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to Barings BDC through bad faith or active and deliberate dishonesty.

Transactions with Directors
The Sierra Charter prohibits certain affiliated transactions or conflicts of interest between Sierra and its investment adviser or any affiliate thereof. In general, these provisions require that such transactions be approved either by a majority of Sierra’s directors (including a majority of the disinterested directors) or a majority of votes entitled to be cast by the stockholders of Sierra. These provisions address a number of transactions, including joint ventures, sales and leases to and from Sierra, loans to and from Sierra, as well as general restrictions on affiliated transactions with Sierra’s investment advisers and their respective affiliates.
The Barings BDC Charter does not contain any analogous provisions.

Amendment of Charter
Except as set forth in the following sentence, the Sierra Charter may be amended only if the amendment is declared advisable by the Sierra Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Certain amendments relating to (i) making the Sierra Common Stock a “redeemable security” or converting Sierra, whether by merger or otherwise, from a “closed-end company” to an “open-end company,” (ii) extraordinary actions, (iii) determinations by the Sierra Board, and (iv) charter amendments require the approval of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Additionally, as permitted by the MGCL, the Sierra Charter provides that a majority of the Sierra Board may amend the Sierra Charter from time to time without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series.

Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Barings BDC Charter or as set forth in the following sentence, the Barings BDC Charter may be amended only if the amendment is declared advisable by the Barings BDC Board and approved by the affirmative vote of Barings BDC stockholders entitled to cast a majority of the votes entitled to be cast on the matter at a special or annual meeting. Amendments relating to (1) liquidation or dissolution and any amendment to the Barings BDC Charter to effect such liquidation or dissolution, (2) converting Barings BDC from a “closed-end company” to an “open-end company,” and (3) amendments to Sections 4.1 (Number, Classification and Election of Directors), 4.2 (Extraordinary Actions), 4.7 (Appraisal Rights), 6.1 (Amendments Generally) or 6.2 (Approval of Certain Extraordinary Actions and Charter Amendments) of the Barings BDC Charter require the approval of stockholders entitled to cast at least 75% of the votes entitled to be cast on the matter, each voting as a

	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

separate class, provided, that if the Continuing Directors (as defined in the Barings BDC Charter), by a vote of at least 75% of such Continuing Directors, in addition to approval by the Barings BDC Board, approve such proposal or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such matter.

Additionally, as permitted by the MGCL and set forth above, the Barings BDC Charter provides that a majority of the Barings BDC Board may amend the Barings BDC Charter from time to time without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of capital stock of any class or series.

Mergers, Consolidations and Sale of Assets
Subject to certain exceptions, Sierra may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the Sierra Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. In addition, the Sierra Charter provides that, subject to and in addition to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, including the MGCL, upon a vote by the holders of a majority of the shares entitled to vote on a matter, stockholders may, without the necessity for concurrence by the investment advisers, direct that the Sierra Board cause Sierra to: (i) amend the Sierra Charter, the Sierra Investment Advisory Agreement, or the Sierra Administration Agreement; (ii) remove SIC Advisors; (iii) dissolve Sierra; (iv) approve or disapprove the sale of all or substantially all of the assets of Sierra when such sale is to be made other than in the ordinary course of Sierra’s business; or (v) cause the merger or other reorganization of Sierra.

Subject to certain exceptions, Barings BDC may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the Barings BDC Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. The Barings BDC Charter does not contain any analogous rights that would permit stockholders to direct any action of the Barings BDC Board, other than through a non-binding shareholder proposal.

	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

Dissolution; Liquidation
Except as set forth in the following sentence, Sierra may dissolve only if the dissolution is declared advisable by a majority of the entire Sierra Board and approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Except as set forth in the following sentence, Barings BDC may dissolve only if the dissolution is declared advisable by a majority of the entire Barings BDC Board and approved by the affirmative vote of stockholders entitled to cast at least 75% of the votes entitled to be cast on the matter. If the dissolution is approved by at least 75% of Continuing Directors (in addition to approval by the Barings BDC Board), the dissolution will require the approval of stockholders entitled to cast only a majority of the votes entitled to be cast on the matter.

Subtitle 8 of Title 3 of the MGCL
Under Subtitle 8 of Title 3 of the MGCL, or “Subtitle 8,” a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by resolution of its board of directors and a provision in its charter and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions: (1) a classified board; (2) a two-thirds vote requirement for removing a director; (3) a requirement that the number of directors be fixed only by vote of the directors; (4) that any and all vacancies on the board of directors may be filled only by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred; and (5) a majority requirement for the calling of a stockholder- requested special meeting of stockholders.

Under Subtitle 8 of Title 3 of the MGCL, or “Subtitle 8,” a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by resolution of its board of directors and a provision in its charter and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions: (1) a classified board; (2) a two-thirds vote requirement for removing a director; (3) a requirement that the number of directors be fixed only by vote of the directors; (4) that any and all vacancies on the board of directors may be filled only by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred; and (5) a majority requirement for the calling of a stockholder- requested special meeting of stockholders.

Pursuant to Subtitle 8, Sierra has elected to require that vacancies on the Sierra Board may be filled only by a majority of the remaining directors and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred.

Pursuant to Subtitle 8, Barings BDC has elected to classify the Barings BDC Board and that vacancies on the Barings BDC Board may be filled only by a majority of the remaining directors and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred. Through provisions in the Barings BDC Charter and Barings BDC Bylaws unrelated to Subtitle 8, Barings BDC already requires a two-thirds vote for director removal, vests in the Barings BDC Board the exclusive power to fix the number of directorships and requires the written request of stockholders entitled to cast a majority of the votes entitled to be

	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders
cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting to act on such matter.
Call and Notice of Stockholders’ Meetings
Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of Sierra is held on the date and at the time set by the Sierra Board.

Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of Barings BDC is held on the date and at the time set by the Barings BDC Board.

Special Meetings. Any chairman of the Sierra Board, the chief executive officer, the president or a majority of the directors then in office may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders shall also be called by the secretary of Sierra to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Only the business specified in the notice of the meeting may be brought before such meeting.

Special Meetings. The chairperson of the Barings BDC Board, the executive chairperson, the president or the Barings BDC Board may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders must also be called by the secretary of Barings BDC to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. Only the business specified in the notice of the meeting may be brought before such meeting.

	Record Date. The Sierra Bylaws provide that the Sierra Board may fix a record date not more than 90 days and not less than 10 days before the date of any such meeting.	Record Date. The MGCL and the Barings BDC Bylaws provide that the Barings BDC Board may fix a record date not more than 90 days and not less than 10 days before the date of any such meeting.

Notice. Not less than 15 nor more than 60 days before each meeting of stockholders, the secretary of Sierra will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (i) overnight mail, or (ii) electronic transmission.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary of Barings BDC will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (1) mail, (2) presenting it to such stockholder personally, (3) leaving it at the stockholder’s residence or usual place of business or (4) any other means permitted by Maryland law, including electronic transmission.

Stockholder Inspection Rights
Pursuant to the MGCL, a Sierra stockholder may make a request during usual business hours to inspect and copy any of the following corporate documents: (i) the Sierra Bylaws; (ii) minutes of the proceedings of the stockholders; (iii) annual statements of affairs;

Any stockholder of a Maryland corporation may make a request during usual business hours to inspect and copy any of the following corporate documents: (1) bylaws; (2) minutes of the proceedings of the stockholders; (3)  annual statements of affairs; and (4) voting

Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

and (iv) voting trust agreements deposited at Sierra’s principal office. Any Sierra stockholder may also request a statement showing all stock and securities issued during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least 5% of the outstanding stock of any class may (i) inspect and copy during usual business hours Sierra’s books of account and stock ledger, (ii) present to any officer or resident agent of Sierra a written request for a statement of Sierra’s affairs and (iii) if Sierra does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of Sierra a written request for a list of stockholders, setting forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. Within 20 days after such request is made, Sierra must prepare such information and have it available on file at its principal office.

trust agreements deposited at Barings BDC’s principal office. Any stockholder may also request a statement showing all stock and securities issued during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least 5% of the outstanding stock of any class may (1) inspect and copy during usual business hours Barings BDC’s books of account and stock ledger, (2) present to any officer or resident agent of Barings BDC a written request for a statement of Barings BDC’s affairs and (3) if Barings BDC does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of Barings BDC a written request for a list of stockholders, setting forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. Within 20 days after such request is made, Barings BDC must prepare such information and have it available on file at its principal office.

The Sierra Charter provides that Sierra stockholders may access Sierra’s records upon reasonable notice and during business hours pursuant to the MGCL and in accordance with the Sierra Bylaws. The Sierra Bylaws provide that an alphabetical list of the names, addresses and telephone numbers of Sierra stockholders, along with the number of shares of stock owned by each of them, will be available for inspection by any stockholder or the stockholder’s designated agent upon request. A Sierra stockholder may request a copy of the stockholder list in connection with matters relating to stockholder voting rights and the exercise of stockholder rights under federal proxy laws. Sierra may require the stockholder requesting the stockholder list to represent that the stockholder list is not requested for a commercial purpose unrelated to the stockholder’s interest in Sierra.

The Sierra Charter also provides that within 120 days of the end of each fiscal year, the Sierra Board shall distribute reports to Sierra stockholders which include (i) Sierra’s audited financial statements, (ii) a report of Sierra’s activities, (iii) a comparison of current forecasts with any prior forecasts provided to stockholders, (iv) a report of stockholder

	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

distributions, and (v) any other financial information contained in Sierra’s annual report on Form 10-K. The Sierra Charter states that Sierra stockholders will also be entitled to quarterly reports within 60 days of the end of each fiscal quarter.

Dividends and Stock Repurchases
Pursuant to the MGCL, no distribution may be made by Sierra if, after giving effect to the distribution, (i) Sierra would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business or (ii) Sierra’s total assets would be less than the sum of its total liabilities plus, unless the Sierra Charter permits otherwise, the amount that would be needed, if Sierra were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. For purposes of determining compliance with the insolvency tests in clauses (i) and (ii), the MGCL permits assets to be valued on the basis of a “fair valuation” of the assets or upon any other “reasonable” method rather than limiting application of the tests to the financial statements. Notwithstanding the foregoing, under the MGCL, Sierra may make a distribution from (i) its net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for the preceding eight fiscal quarters, in each case even if Sierra’s total assets would be less than the sum of its total liabilities plus, unless the Sierra Charter permits otherwise, the amount that would be needed, if Sierra were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

Pursuant to the MGCL, no distribution may be made by Barings BDC if, after giving effect to the distribution, (1) Barings BDC would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business or (2) Barings BDC’s total assets would be less than the sum of its total liabilities plus, unless the Barings BDC Charter permits otherwise, the amount that would be needed, if Barings BDC were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. For purposes of determining compliance with the insolvency tests in clauses (1) and (2), the MGCL permits assets to be valued on the basis of a “fair valuation” of the assets or upon any other “reasonable” method rather than limiting application of the tests to the financial statements.

Pursuant to the Barings BDC Bylaws, dividends and other distributions to Barings BDC stockholders may be authorized by the Barings BDC Board, subject to the provisions of law and the Barings BDC Charter. Dividends and other distributions may be paid in cash, property or stock of Barings BDC, subject to the provisions of applicable law and the Barings BDC Charter.

Pursuant to the Sierra Bylaws, dividends and other distributions to Sierra stockholders may be authorized by the Sierra Board, subject to the provisions of law and the Sierra Charter.

The Sierra Charter provides that Sierra’s investment adviser must review Sierra’s accounts at least quarterly to determine whether cash distributions are appropriate. The Sierra Board may authorize the declaration and payment of dividends or distributions to the

	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

Sierra stockholders in cash, other assets or securities of Sierra, or from any other source as the Sierra Board may determine in its discretion. The Sierra Board may also authorize the pro rata distribution to the Sierra stockholders of funds which the Sierra investment adviser deems unnecessary for Sierra to retain.

Subject to the power of the Sierra Board to suspend or terminate any repurchase obligations, the Sierra Charter provides that Sierra will offer to repurchase up to 2.5% of the weighted average number of shares of Sierra Common Stock outstanding in the prior four calendar quarters from the holders thereof. This repurchase obligation terminates, among other times, on the date that the Sierra Common Stock is listed on a national securities exchange. Upon an event of death or disability of a holder of Sierra Common Stock, the Sierra Charter obligates Sierra to repurchase from such holder all of the holder’s shares of Sierra Common Stock for an amount equal to the NAV per share of the common stock as disclosed in Sierra’s most recently filed annual report on Form 10-K or quarterly report on Form 10-Q following the date of death or disability of such holder. This repurchase obligation terminates, among other times, on the date that the Sierra Common Stock is listed on a national securities exchange.

Distributions In-Kind
Pursuant to the Sierra Charter, distributions in kind are not permitted, except for (a) distributions of readily marketable securities, (b) distributions of beneficial interests in a liquidating trust established for Sierra’s dissolution and the liquidation of its assets in accordance with the Sierra Charter or (c) distributions in which (1) the Sierra Board advises each stockholder of the risks associated with direct ownership of the property, (2) the Sierra Board offers each stockholder the election of receiving such in-kind distributions and (3) in-kind distributions are made only to those stockholders that accept such offer.
The Barings BDC Charter contains no restrictions on distributions in-kind.

Roll-Up Transactions
Under the Sierra Charter, a “Roll-up Transaction” is a transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of Sierra and the issuance of securities of an entity (a
The Barings BDC Charter contains no restrictions on roll-up transactions.

Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

“Roll-up Entity”) that is created or would survive after the successful completion of a Roll-up Transaction. This term does not include (a) a transaction involving securities of a company that have been listed on a national securities exchange for at least 12 months; or (b) a transaction involving Sierra’s conversion to corporate, trust or association form if, as a consequence of the transaction, there will be no significant adverse change in stockholder voting rights, the term of Sierra’s existence, compensation to Sierra’s investment adviser or Sierra’s investment objectives.

In connection with any Roll-up Transaction involving the issuance of securities of a Roll-up Entity, an appraisal of all of Sierra’s assets must be obtained from a competent independent appraiser. The assets must be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-up Transaction. The appraisal must assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of the independent appraiser must clearly state that the engagement is for the benefit of Sierra and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, must be included in a report to stockholders in connection with any proposed Roll-up Transaction.

In connection with a proposed Roll-up Transaction, the sponsor of the Roll-up Transaction must offer to common stockholders who vote “no” on the proposal the choice of: (a) accepting the securities of the Roll-up Entity offered in the proposed Roll-up Transaction; or (b) one of the following: (i) remaining as holders of Sierra’s stock and preserving their interests therein on the same terms and conditions as existed previously or (ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of Sierra’s net assets.

Sierra is prohibited from participating in any Roll-up Transaction: (a) that would result in the common stockholders having voting rights in a Roll-up Entity that are less than those provided in the Sierra Charter and the Sierra

	Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

Bylaws; (b) that includes provisions that would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-up Entity, except to the minimum extent necessary to preserve the tax status of the Roll-up Entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-up Entity on the basis of the number of shares held by that investor; (c) in which investor’s rights to access of records of the Roll-up Entity will be less than those provided in the Sierra Charter; or (d) in which any of the costs of the Roll-up Transaction would be borne by Sierra if the Roll-up Transaction is rejected by the common stockholders.

Indemnification of Officers and Directors
Maryland law requires a corporation (unless its charter provides otherwise, which the Sierra Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a

The MGCL requires a Maryland corporation (unless its charter provides otherwise, which the Barings BDC Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that personal benefit was improperly

Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

received, is limited to expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

The Sierra Charter provides that Sierra shall indemnify, to the fullest extent of Maryland law, (i) any individual who is a present or former director or officer of Sierra and who is made or threatened to be made a party to a proceeding by reason or his or her service in that capacity, and (ii) any individual who, while serving as a director or officer of Sierra and at the request of Sierra, services or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) SIC Advisors or any of its affiliates acting as an agent of Sierra. Notwithstanding the foregoing, the Sierra Charter provides that (i) any present or former director or officer; (ii) any individual who, while a director or officer and at Sierra’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, or partner; or (iii) SIC Advisors or any of its affiliates acting as an agent for Sierra (each such person, a “Sierra Indemnitee”) shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Sierra, nor shall a Sierra Indemnitee be held harmless for any loss or liability suffered by Sierra, unless each of the following conditions are met: (1) the Sierra Indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in Sierra’s best interests, (2) the Sierra Indemnitee was acting on behalf of or performing services for Sierra, (3) the liability or loss suffered was not the result of (A) negligence or misconduct, in the case that the Sierra Indemnitee is SIC Advisors or an

To the maximum extent permitted by Maryland law and the Investment Company Act, the Barings BDC Charter authorizes Barings BDC to obligate itself to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding, and the Barings BDC Bylaws require Barings BDC to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding, to (1) any present or former director or officer or (2) any individual who, while a director or officer and at Barings BDC’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The Barings BDC Charter and Barings BDC Bylaws permit Barings BDC, with the approval of the Barings BDC Board, to provide indemnification and advance of expenses to a person who served a predecessor of Barings BDC in any of the capacities described above and to any employee or agent of Barings BDC or such predecessor.

Barings BDC has indemnification agreements in place with certain of its directors.

Rights of Sierra Stockholders	Rights of Barings BDC Stockholders

affiliate thereof acting as Sierra’s agent, or an officer of Sierra, or (B) gross negligence or willful misconduct, in the case that the Sierra Indemnitee is a director of Sierra (and is not also an officer of Sierra, SIC Advisors or an affiliate thereof) and (4) the indemnification or agreement to hold harmless is only recoverable out of Sierra’s net assets and not from Sierra stockholders. The Sierra Charter further limits any indemnification, as required by the Investment Company Act, to prohibit indemnification for any liability resulting from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct.

Additionally, Sierra has indemnification agreements in place with its directors and officers.

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CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF BARINGS BDC AND SIERRA
Barings BDC’s investment securities are held under a master custodian agreement with State Street Bank and Trust Company, a Massachusetts trust company. The address of the custodian is State Street Bank and Trust Company, One Lincoln Street, 9th Floor, Boston, Massachusetts 02111. The transfer agent, distribution paying agent and registrar for Barings BDC Common Stock is Computershare, Inc. The principal business address of the transfer agent is 150 Royall Street, Canton, Massachusetts 02021.
Sierra’s investment securities are held under a custody agreement with State Street Bank and Trust Company. The address of the custodian is State Street Bank and Trust Company, 570 Washington Blvd, 5th Floor, Jersey City, New Jersey 07310. The transfer agent, distribution paying agent and registrar for Sierra is DST Systems, Inc. The principal business address of DST Systems, Inc. is P.O. Box 219731, Kansas City, Missouri 64121-9731, telephone number: (816) 435-1000.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since Barings BDC generally acquires and disposes of Barings BDC’s investments in privately negotiated transactions, Barings BDC infrequently uses brokers in the normal course of its business. Barings is primarily responsible for the execution of any publicly traded securities portion of Barings BDC’s portfolio transactions and the allocation of brokerage commissions. Barings BDC does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Barings BDC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Barings BDC generally seeks reasonably competitive trade execution costs, Barings BDC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, if Barings BDC uses a broker, Barings BDC may select a broker based partly upon brokerage or research services provided to Barings BDC. In return for such services, Barings BDC may pay a higher commission than other brokers would charge if Barings BDC determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters regarding the securities offered hereby have been passed upon for Barings BDC by Goodwin Procter LLP. Certain U.S. federal income tax consequences relating to the Merger will also be passed upon for Barings BDC by Goodwin Procter LLP.

EXPERTS
The consolidated financial statements of Barings BDC appearing in Barings BDC’s Annual Report on Form 10-K for the year ended December 31, 2020 have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The address of KPMG LLP is 620 South Tryon Street, Suite 1000, Charlotte, NC 28202.
The consolidated financial statements of Barings BDC Inc. as of December 31, 2019 and for the two years ended December 31, 2019 and December 31, 2018 appearing in Barings BDC’s Annual Report on Form 10-K for the year ended December 31, 2020, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of Sierra appearing in Sierra's Annual Report (Form 10-K) for the year ended December 31, 2020 has been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER MATTERS
No other matter is likely to come before the Barings BDC Special Meetings and the Sierra Special Meeting or may properly come before the Barings BDC Special Meetings and the Sierra Special Meeting.
The chairperson of each of the Barings BDC Special Meeting and the Sierra Special Meeting will have the power to conclude or adjourn the respective Barings BDC Special Meeting and Sierra Special Meeting from time to time for such periods as the chairperson of each of the Barings BDC Special Meeting and the Sierra Special Meeting will direct without notice other than announcement at the respective Barings BDC Special Meeting and Sierra Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS
Only one copy of this document may be delivered to two or more stockholders of any of Barings BDC and Sierra who share an address, unless contrary instructions from one or more of such stockholders have been provided to Barings BDC or Sierra, as applicable.
On written or oral request, Barings BDC, as applicable, will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Barings BDC Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Barings BDC’s proxy statements and annual reports should provide oral or written notice to Barings BDC, as applicable, by calling Barings BDC at (888) 401-1088 or by writing to Barings BDC at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Investor Relations.
If you are a Sierra stockholder of record and share an address with another Sierra stockholder and received only one set of this document, but would like to request a separate copy of this document, please contact Alliance Advisors, LLC by calling (844) 885-0180 or by writing to Alliance Advisors, LLC, 200 Broadacres Drive,
3rd Floor, Bloomfield, New Jersey 07003. Similarly, if you are a Sierra stockholder of record, you may also contact Alliance Advisors, LLC if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

WHERE YOU CAN FIND MORE INFORMATION
Barings BDC has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about Barings BDC and the securities being offered by this document.
Each of Barings BDC and Sierra file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information Barings BDC and Sierra file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Barings BDC maintains a website at www.baringsbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on Barings BDC’s website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on Barings BDC’s website to be part of this joint proxy statement/prospectus. You may also obtain such information, free of charge, and make stockholder inquiries by calling Barings BDC at (888) 401-1088, by sending an email to Barings BDC at BDCinvestorrelations@barings.com or by writing to Barings BDC at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Investor Relations.
Sierra maintains a website at www.sierraincomecorp.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on Sierra’s website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on Sierra’s website to be part of this joint proxy statement/prospectus. The information Sierra files with the SEC is also available free of charge by contacting Sierra at Sierra Income Corporation, 100 Park Avenue, 16th Floor, New York, New York 10017 or by telephone at (212) 759-0777.

INCORPORATION BY REFERENCE FOR BARINGS BDC
This joint proxy statement/prospectus is part of a registration statement that Barings BDC has filed with the SEC. Barings BDC is allowed to “incorporate by reference” the information that it files with the SEC, which means Barings BDC can disclose important information to you by referring you to those documents.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•	Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 23, 2021;
•	Barings BDC’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021 and June 30, 2021, filed with the SEC on May 6, 2021 and August 5, 2021, respectively;
•
Barings BDC’s Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 25, 2021, May 20, 2021, August 5, 2021 (only with respect to Item 5.02) and September 22, 2021;

•
Barings BDC’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of Barings BDC Stockholders filed with the SEC on March 26, 2021 (to the extent explicitly incorporated by reference into Barings BDC’s Annual Report on Form 10-K); and

•
the description of Barings BDC Common Stock referenced in Barings BDC’s Registration Statement on Form 8-A (No. 001-33130), as filed with the SEC on November 3, 2006, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Where You Can Find More Information.”
Barings BDC incorporates by reference into this joint proxy statement/prospectus additional documents that Barings BDC may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities offered by this joint proxy statement/prospectus and any accompanying prospectus supplement have been sold or Barings BDC otherwise terminates the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this joint proxy statement/prospectus and any accompanying prospectus supplement. Information that Barings BDC files with the SEC will automatically update and may supersede information in this joint proxy statement/prospectus, any accompanying prospectus supplement, and information previously filed with the SEC.

INCORPORATION BY REFERENCE FOR SIERRA
Sierra is allowed to “incorporate by reference” the information that it files with the SEC, which means Sierra can disclose important information to you by referring you to those documents.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•	Sierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 19, 2021;
•	Sierra’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021 and June 30, 2021, filed with the SEC on May 14, 2021 and August 13, 2021, respectively;
•
Sierra’s Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 24, 2021, April 23, 2021, April 29, 2021, May 21, 2021, May 27, 2021, June 23, 2021 July 27, 2021, September 1, 2021, September 22, 2021, September 29, 2021 and October 22, 2021;

•
Sierra’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of Sierra Stockholders filed with the SEC on April 28, 2021 (to the extent explicitly incorporated by reference into Sierra’s Annual Report on Form 10-K); and

•
the description of Sierra Common Stock referenced in Sierra’s Registration Statement on Form 8-A (No. 000-54650), as filed with the SEC on April 12, 2012, including any amendment or report filed for the purpose of updating such description.

To obtain copies of these filings, see “Where You Can Find More Information.”
Sierra incorporates by reference into this joint proxy statement/prospectus additional documents that Sierra may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities offered by this joint proxy statement/prospectus and any accompanying prospectus supplement have been sold or Barings BDC otherwise terminates the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this joint proxy statement/prospectus and any accompanying prospectus supplement. Information that Sierra files with the SEC will automatically update and may supersede information in this joint proxy statement/prospectus, any accompanying prospectus supplement, and information previously filed with the SEC.

ANNEX A
AGREEMENT AND PLAN OF MERGER

by and among
BARINGS BDC, INC.,

MERCURY ACQUISITION SUB, INC.,

SIERRA INCOME CORPORATION,

and

BARINGS LLC

Dated as of September 21, 2021

A-i

A-ii

Appendix A	Definitions
Exhibit A	Articles of Incorporation of the Surviving Corporation
Exhibit B	Terms of Credit Support Agreement
Exhibit C	Second Amended and Restated Parent Advisory Agreement
A-iii

THIS AGREEMENT AND PLAN OF MERGER, dated as of September 21, 2021 (this “Agreement”), is made by and among Barings BDC, Inc., a Maryland corporation (“Parent”), Mercury Acquisition Sub, Inc., a Maryland corporation and a direct wholly owned Subsidiary of Parent (“Acquisition Sub”), Sierra Income Corporation, a Maryland corporation (the “Company”), and Barings LLC, a Delaware limited liability company (the “Parent External Adviser”). The Parent External Adviser is a party to this Agreement solely for purposes of Article II (solely with respect to the Cash Consideration), Article V, Section 6.4, Section 6.5, Section 6.7(c), Section 6.20, Section 6.22, Section 8.4, Section 8.5 and Article IX. Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.
W I T N E S S E T H:
WHEREAS, each of Parent and the Company has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;
WHEREAS, each of (i) the board of directors of the Company (the “Company Board”), upon the approval of and recommendation by a special committee of the Company Board comprised of all of the Company Board’s Independent Directors (the “Company Independent Committee”), and (ii) the respective boards of directors of Parent (the “Parent Board”) and Acquisition Sub has unanimously approved the acquisition of the Company by Parent upon the terms and subject to the conditions and limitations set forth in this Agreement;
WHEREAS, the Company Board and the board of directors of Acquisition Sub have unanimously approved and declared advisable, and each of the Parent Board and Parent as the sole stockholder of Acquisition Sub has approved or adopted, this Agreement and the transactions contemplated hereby, including the merger of Acquisition Sub with and into the Company (the “First Merger”), with the Company surviving as a wholly owned Subsidiary of Parent (sometimes referred to in such capacity as the “Surviving Corporation”), upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the General Corporation Law of the State of Maryland (the “MGCL”);
WHEREAS, immediately after the First Merger, the Surviving Corporation shall merge with and into Parent (the “Second Merger” and, together with the First Merger, the “Mergers”), with Parent as the surviving corporation in the Second Merger, upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the MGCL;
WHEREAS, the Company Board has, subject to Section 6.3(b) and Section 6.6, unanimously resolved to recommend that the Company’s stockholders approve the First Merger on the terms and subject to the conditions set forth herein;
WHEREAS, for United States federal income Tax purposes, the Mergers, taken together, are intended to qualify for the Intended Tax Treatment;
WHEREAS, the Parent Board has, subject to Section 6.3(c), unanimously resolved to recommend that Parent’s stockholders approve (i) the issuance of shares of Parent Common Stock in connection with the First Merger (the “Parent Stock Issuance”) and (ii) the issuance of shares of Parent Common Stock in connection with the First Merger at a price below the then-current net asset value per share of Parent Common Stock (the “Parent Below-NAV Issuance”), if necessary;
WHEREAS, the Parent External Adviser desires to pay the Cash Consideration as specified herein;
WHEREAS, each of Parent, Acquisition Sub, the Parent External Adviser and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Mergers and also to prescribe various conditions to the Mergers.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I

THE MERGERS
Section 1.1 The Mergers.
(a) Upon the terms and subject to the conditions of this Agreement, and in accordance with the MGCL, at the Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue as the surviving corporation and a wholly-owned Subsidiary of Parent.
(b) Subject to the terms and conditions of this Agreement and in accordance with the MGCL, immediately after the Effective Time and as part of a single integrated transaction with the First Merger, the Surviving Corporation shall be merged with and into Parent, whereupon the separate existence of the Surviving Corporation shall cease, and Parent shall continue as the surviving corporation.
Section 1.2 The Closing. Subject to the provisions of Article VII, the closing of the First Merger (the “Closing”) shall take place remotely by electronic exchange of documents and signatures at 10:00 a.m. (local time) on a date to be specified by the parties hereto, but no later than the second Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to in writing by the parties hereto (such date being the “Closing Date”).
Section 1.3 Effective Time.
(a) Concurrently with the Closing, the Company shall cause articles of merger with respect to the First Merger (the “Articles of First Merger”) to be executed and filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) as provided under the MGCL. The First Merger shall become effective on the date and time at which the Articles of First Merger have been accepted for record by the SDAT or at such other date and time as is agreed between Parent and the Company and specified in the Articles of First Merger (such date and time being hereinafter referred to as the “Effective Time”).
(b) Immediately after the Effective Time and as part of a single integrated transaction with the First Merger, Parent and the Surviving Corporation shall cause articles of merger with respect to the Second Merger (the “Articles of Second Merger”) to be executed and filed with the SDAT as provided under the MGCL. The Second Merger shall become effective on the date and time at which the Articles of Second Merger have been accepted for record by the SDAT or at such other date and time as is agreed between Parent and the Company and specified in the Articles of Second Merger (such date and time being hereinafter referred to as the “Second Effective Time”).
(c) The Mergers shall have the effects set forth in this Agreement and the applicable provisions of the MGCL. Without limiting the generality of the foregoing, (i) from and after the Effective Time, the Surviving Corporation shall possess all rights, privileges, powers and franchises of the Company and Acquisition Sub, and all of the obligations, liabilities, and duties of the Company and Acquisition Sub shall become the obligations, liabilities and duties of the Surviving Corporation, and (ii) from and after the Second Effective Time, Parent shall possess all rights, privileges, powers and franchises of the Surviving Corporation and Parent, and all of the obligations, liabilities, and duties of the Surviving Corporation and Parent shall become the obligations, liabilities and duties of Parent.
Section 1.4 Articles of Incorporation and Bylaws.
(a) At the Effective Time, the articles of incorporation of the Company as the Surviving Corporation shall be amended to be identical to that set forth in Exhibit A hereto until thereafter amended in accordance with Applicable Law and the applicable provisions of the articles of incorporation of the Surviving Corporation (subject to Section 6.7).

(b) At the Effective Time, and without any further action on the part of the Company and Acquisition Sub, the bylaws of Acquisition Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (except the references to Acquisition Sub’s name shall be replaced by references to “Sierra Income Corporation”), until thereafter amended in accordance with Applicable Law and the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation (subject to Section 6.7).
Section 1.5 Board of Directors.
(a) The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Acquisition Sub immediately prior to the Effective Time, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected, designated or qualified, as the case may be.
(b) Parent shall take such actions as are necessary (including, but not limited to, increasing the size of the Parent Board) to cause two (2) individuals who are currently serving as independent directors on the Company Board as of the date hereof (the “Designees”) to be appointed to serve as members of the Parent Board as Class II directors as of immediately after the Effective Time, provided that each such Designee (i) shall be selected by Parent at its discretion, (ii) shall not be an “interested person” of Parent (as such term is defined in Section 2(a)(19) of the Investment Company Act) and (iii) shall have no current or past relationship with KPMG LLP, Parent’s independent public accounting firm, that would cause KPMG LLP to not be deemed independent of Parent under applicable auditor independence standards.
Section 1.6 Officers.
(a) From and after the Effective Time, the officers of Acquisition Sub at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.
(b) From and after the Second Effective Time, the officers of Parent at the Second Effective Time shall continue to be the officers of Parent, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.
ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES
Section 2.1 Effect on Securities.
(a) First Merger. At the Effective Time, by virtue of the First Merger and without any action on the part of the Company, Parent, Acquisition Sub or the holders of any securities of the Company or Acquisition Sub:
(i) Cancellation of Company Securities. Each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding and held by a Subsidiary of the Company or held, directly or indirectly, by Parent or Acquisition Sub immediately prior to the Effective Time, shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.
(ii) Conversion of Company Securities. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding any shares canceled pursuant to Section 2.1(a)(i)) shall be converted into the right to receive (A) $0.9783641 per share in cash, without interest, from the Parent External Adviser (such amount of cash, as may be adjusted pursuant to Section 2.1(a)(iv), the “Cash Consideration”), and (B) 0.44973 (such ratio, as may be adjusted pursuant to Section 2.1(a)(iv), the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of common stock of Parent, par value $0.001 per share (the “Parent Common Stock”) (and, if applicable, cash in lieu of fractional shares of Parent Common Stock payable in accordance with Section 2.1(a)(v) and such share of Parent Common Stock and any such cash in lieu of fractional shares, the “Share Consideration”) (the consideration payable in accordance with Section 2.1(a)(ii)(A) and Section 2.1(a)(ii)(B), collectively, the “Merger Consideration”). Each share of Company Common Stock converted into the right to receive the Merger Consideration as provided in this Section 2.1(a)(ii) shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Stock, shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 2.2, the Merger Consideration. The amount of cash each holder of Company Common Stock is entitled to receive pursuant to this Section 2.1(a)(ii) shall be rounded to the nearest cent, and computed after aggregating all cash amounts for all shares of Company Common Stock held by such holder.
(iii) Conversion of Acquisition Sub Capital Stock. Each share of common stock, par value $0.01 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.01 per share, of the Surviving Corporation and constitute the only outstanding shares of capital stock of the Surviving Corporation.
(iv) Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding shares of Parent Common Stock or Company Common Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Exchange Ratio and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to such event, provided that any such adjustment shall not prevent the Mergers from qualifying for the Intended Tax Treatment. Nothing in this Section 2.1(a)(iv) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
(v) Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.1(a)(ii), and such fractional share interests shall not entitle the owner thereof to any Parent Common Stock or to vote or to any other rights of a holder of Parent Common Stock. All fractional shares to which a single record holder of Company Common Stock would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded up to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Parent Common Stock to which such holder would, but for this Section 2.1(a)(v), be entitled under Section 2.1(a)(ii) and (B) an amount equal to the average of the volume weighted average price per share of Parent Common Stock on the NYSE (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Parent and the Company) on each of the five (5) consecutive trading days ending with the third (3rd) complete trading day immediately prior to the Closing Date, provided that any such payment of cash shall not prevent the Mergers from qualifying for the Intended Tax Treatment. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock in lieu of any fractional share interests in Parent Common Stock, the Exchange Agent shall make available such amount, without interest, to the holders of Company Common Stock entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 2.1(a)(v) is not a separately bargained-for consideration.
(b) Second Merger. At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Surviving Corporation or Parent or the holders of any securities of the Surviving Corporation or Parent, each share of common stock, par value $0.01 per share, of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist without any consideration being payable therefor.
Section 2.2 Exchange of Certificates.
(a) Designation of Exchange Agent; Deposit of Exchange Fund. Prior to the Closing, Parent and the Parent External Adviser shall enter into a customary exchange agreement with a nationally recognized financial institution designated by Parent and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in Section 2.1(a)(ii). At least one (1) Business Day prior to the Effective Time, (i) Parent shall deposit, or cause to be deposited with the Exchange Agent, for exchange in accordance with Article II, through the Exchange Agent, Book-Entry Shares (or certificates if requested by the Company) representing the full number of whole shares of Parent Common Stock issuable pursuant to Section 2.1(a)(ii) in exchange for outstanding shares of Company Common Stock and (ii) the Parent External Adviser shall deposit cash in an aggregate amount necessary to pay the cash portion of the Merger Consideration, and Parent shall, after the Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Parent Common Stock pursuant to Section 2.2(d) (such shares of Parent Common Stock and cash provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). For purposes of the deposit, Parent shall assume that there will not be any fractional shares of Parent Common Stock. Parent shall make available to the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 2.1(a)(v). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 2.1(a)(ii), Parent or the Parent External Adviser, as applicable, shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. Parent and the Parent External Adviser shall cause the Exchange Fund to be (x) held for the benefit of the holders of Company Common Stock and (y) applied promptly to making the payments pursuant to Section 2.1(a)(ii). The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 2.1(a), except as expressly provided for in this Agreement.
(b) As promptly as practicable following the Effective Time and in any event not later than the second Business Day thereafter, Parent shall cause the Exchange Agent to mail to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares to the Exchange Agent and which shall be in the form and have such other provisions as Parent and the Company may reasonably specify and (ii) instructions (which instructions shall be in the form and have such other provisions as Parent and the Company may reasonably specify) for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificates or Book-Entry Shares, (B) the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificates or Book-Entry Shares pursuant to Section 2.1(a)(ii), (C) any dividends or other distributions payable pursuant to Section 2.2(d) and (D) cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(v).
(c) Upon surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent and, with respect to the Cash Consideration, the Parent External Adviser, shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two (2) Business Days following the later to occur of (i) the Effective Time or (ii) the Exchange Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share, (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificate or Book-Entry Shares, (B) the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificate or Book-Entry Shares pursuant to Section 2.1(a)(ii), (C) any dividends or other distributions payable pursuant to Section 2.2(d) and (D) cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(v), and the Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the cash payable upon the surrender of the Certificates or Book-Entry Shares.
(d) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared with respect to Parent Common Stock to stockholders of record on or after the Effective Time shall be delivered to the holder of any unsurrendered Certificate (or affidavit of loss in lieu thereof) or Book-Entry Shares with respect to the shares of Parent Common Stock represented thereby, in each case unless and until the surrender of such Certificate (or affidavit of loss in lieu thereof) or Book-Entry Shares in accordance with this Article II. Subject to Applicable Law, following surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Shares for cancellation to the Exchange Agent, there shall be paid to the holder of the Parent Common Stock issued in exchange for such Certificate or Book-Entry Shares, without interest, (i) at the time of delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), and a payment date subsequent to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), payable with respect to such shares of Parent Common Stock.
(e) In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Parent Common Stock as contemplated by Section 2.2(d)) may be made to a Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer (and accompanied by all documents reasonably required by the Exchange Agent) or such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.
(f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates or Book-Entry Shares for one (1) year after the Effective Time shall be delivered to Parent or its designee, upon demand, and any such holders prior to the First Merger who have not theretofore complied with this Article II shall thereafter look only (i) to Parent and the Surviving Corporation as general creditor thereof for payment of their claims for Share Consideration and any dividends or distributions with respect to Parent Common Stock as contemplated by Section 2.2(d) and (ii) the Parent External Adviser as general creditor thereof for payment of their claims for the Cash Consideration. Parent or the Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of Certificates or Book-Entry Shares for the Merger Consideration.
(g) No Liability. None of Parent, the Parent External Adviser, Acquisition Sub, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash held in the Exchange Fund delivered to a Governmental Authority pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by Applicable Law, become the property of the Surviving Corporation, or with respect to any Cash Consideration, the Parent External Adviser, free and clear of all claims or interest of any Person previously entitled thereto.
(h) Withholding. Parent, the Parent External Adviser, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration and any amounts otherwise payable pursuant to this Agreement to any former holder of Company Common Stock such amounts as

Parent, the Parent External Adviser, the Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any other provision of applicable federal, state, local or foreign Tax Law (and to perform any actions that may be required in this context). To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by Parent, the Parent External Adviser, the Surviving Corporation or the Exchange Agent on behalf of the Person, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, the Parent External Adviser, the Surviving Corporation or the Exchange Agent.
Section 2.3 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or Parent, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article II.
Section 2.4 Transfers; No Further Ownership Rights. After the Effective Time, there shall be no registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If Certificates or Book-Entry Shares are presented to the Surviving Corporation for transfer following the Effective Time, they shall be canceled against delivery of the applicable Merger Consideration, as provided for in Section 2.1(a)(ii), for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.
Section 2.5 Dissenter’s Rights. No rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL shall be available to holders of Company Common Stock with respect to the First Merger or the other transactions contemplated by this Agreement.
ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as disclosed in the Company SEC Documents filed by the Company prior to the date of this Agreement (but in each case excluding any risk factor or similar disclosure under the headings “Risk Factors” or “Forward Looking Statements” or any similar non-specific, predictive, precautionary or forward-looking statements, in each case, other than any specific factual information contained therein) or as disclosed in the Company Disclosure Letter, the Company hereby represents and warrants to Parent as follows:
Section 3.1 Organization and Qualification. Each of the Company and its Subsidiaries (i) is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (ii) has the requisite entity power and authority to conduct its business as it is now being conducted, to use its assets in the manner in which its assets are currently being used, and to perform its obligations under all Company Material Contracts to which it is a party, except where the failure to be in good standing or to have such power and authority would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect. The Company’s Second Articles of Amendment and Restatement (as amended or supplemented, the “Company’s Charter”) and Bylaws (as amended, the “Company’s Bylaws”), as currently in effect, are included in the Company SEC Documents and are in full force and effect and the Company is not in violation of such documents. The Company has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.
Section 3.2 Capitalization; Subsidiaries.
(a) As of the close of business on September 17, 2021, the authorized capital stock of the Company consists of 250,000,000 shares of Company Common Stock, 102,211,436.62 of which were issued and outstanding and none of which were held by the Company as treasury stock. As of the date hereof, there are no shares of preferred stock authorized, issued or outstanding.

(b) All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Company Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.
(c) As of the date of this Agreement, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or any securities representing the right to purchase or otherwise receive capital stock of the Company or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries or (iv) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company.
(d) Each Subsidiary of the Company on the date hereof is listed on Section 3.2(d) of the Company Disclosure Letter. Except as set forth on Section 3.2(d) of the Company Disclosure Letter, the Company owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary, free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (as applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Company has made available to Parent the currently effective corporate or other organizational documents for each of its Subsidiaries, including the limited liability company agreement and certificate of formation of the Joint Venture as currently in effect, and neither the Company (if applicable) nor any Subsidiary is in violation of such documents.
Section 3.3 Authority Relative to Agreement.
(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to obtaining the Company Stockholder Approval, to consummate the transactions contemplated hereby (other than the Second Merger). The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (other than the Second Merger), have been duly and validly authorized by all necessary corporate action by the Company, and except for the Company Stockholder Approval and the filing of the Articles of First Merger with the SDAT, no other corporate action or proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (other than the Second Merger). This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought (collectively, the “Bankruptcy and Equity Exception”).
(b) The Company Board has, by resolutions adopted by the directors and upon the approval of and recommendation by the Company Independent Committee, (i) adopted this Agreement and approved the transactions contemplated hereby (other than the Second Merger), (ii) resolved and declared that this Agreement and the transactions contemplated hereby (other than the Second Merger) are advisable and in the best interests of the Company and Company’s stockholders, (iii) directed that the approval of the First Merger be submitted to a vote at the Company Stockholders’ Meeting and (iv) resolved to make the Company Recommendation (provided that any change or modification or rescission of such recommendation by the Company Board in accordance with Section 6.6(d) shall not be a breach of the representation in this clause (iv)).

(c) Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) violate any provision of Company’s Charter or the Company’s Bylaws or the articles of incorporation or bylaws (or equivalent organizational documents) of any Subsidiary of the Company, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 3.4 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) assuming the repayment in full of all obligations under the Existing Loan Agreement and termination of the commitments thereunder, result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, or require the consent, or notice to or filing with any Third Party pursuant to, any Company Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Company or any of its consolidated Subsidiaries, other than, in the case of clauses (ii) and (iii), any such consent, notice, filing, conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.4 Required Filings and Consents. No consent, approval, license, permit, order or authorization (a “Consent”) of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Securities Act, the Exchange Act and the Investment Company Act, (ii) the filing of the Articles of First Merger with, and acceptance for record of the Articles of First Merger by, the SDAT and appropriate documents with the relevant authorities of the other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (iii) such filings as may be required in connection with the Taxes described in Section 8.6 or a Tax Dividend, (iv) such other items required solely by reason of the participation of Parent, the Parent External Adviser or Acquisition Sub and their respective Subsidiaries in the transactions contemplated hereby (including compliance with the applicable rules and regulations of the NYSE), (v) compliance with and filings or notifications under the HSR Act and any other applicable United States or foreign competition, antitrust, merger control or investment Laws (together with the HSR Act, “Antitrust Laws”), (vi) applicable requirements under corporation or Blue Sky Laws of various states and (vii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.5 Permits; Compliance with Laws.
(a) The Company and each of its Subsidiaries are in compliance, and have been operated in compliance since January 1, 2019, in all material respects, with all Applicable Law, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act, other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any Applicable Law, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b) The Company and each of its Subsidiaries (i) are and have been at all times in compliance with the applicable money laundering Laws applicable to the Company and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause the Company or its Subsidiaries to be in violation of the FCPA, or any other anticorruption or anti-bribery Laws applicable to the Company or its Subsidiaries, other than, any non-compliance that would not reasonably be expected to have a Company Material Adverse Effect.
(c) The Company and each of its Subsidiaries are in compliance, and since January 1, 2019, have complied with the Company’s investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in the Company’s registration statement (as amended from time to time) or reports that the Company has filed with the SEC under the Exchange Act, the Securities Act and Applicable Law, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d) The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(e) The Company and each of its Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(f) No “affiliated person” (as defined under the Investment Company Act) of the Company or the Company Investment Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of the Company, threatened that would result in any such disqualification.
(g) The minute books and other similar records of the Company contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Company, the Company Board and any committees of the Company Board.
(h) The Company Investment Advisory Agreement has been duly approved and continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither the Company nor the Company Investment Adviser is in default under the Company Investment Advisory Agreement, except where such default would not have a Company Material Adverse Effect. The Company Investment Advisory Agreement is a valid and binding obligation of the Company; provided, that such enforcement may be subject to the Bankruptcy and Equity Exception.
(i) Notwithstanding the foregoing, no representation or warranty in this Section 3.5 is made with respect to Company SEC Documents or financial statements, “disclosure controls and procedures” or “internal control over financial reporting,” employee and employee benefits matters, intellectual property matters, Tax matters, real property matters or environmental matters, which are addressed exclusively in Section 3.6 (Company SEC Documents; Books and Records; Financial Statements; Enforcement Actions), Section 3.8 (Disclosure Controls and Procedures), Section 3.12 (Employee Matters), Section 3.13 (Trademarks, Patents and Copyrights), Section 3.14 (Taxes), Section 3.16 (Real Property) and Section 3.17 (Environmental), respectively.
Section 3.6 Company SEC Documents; Books and Records; Financial Statements; Enforcement Actions.
(a) Since December 31, 2019, the Company has filed with the SEC on a timely basis all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by the Company since such date, including any amendments thereto, the “Company SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time it was filed (or, if amended, as of the date of such amendment) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading).
(b) The books and records of the Company and its consolidated Subsidiaries are complete and correct in all material respects and have been maintained in all material respects in accordance with Applicable Law and reflect in all material respects the transactions, assets and liabilities of the Company and its consolidated Subsidiaries, as applicable. At the Effective Time, all such books and records will be fully accessible by and in the possession or control of the Company and its consolidated Subsidiaries.
(c) The consolidated financial statements (including all related notes) of the Company included in the Company SEC Documents (i) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof, and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto, which adjustments are not, in the aggregate, material to the Company), (ii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of the Company and its consolidated Subsidiaries and (iv) comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The NAV per share of the Company as of June 30, 2021 and the estimated NAV per share of the Company as of August 31, 2021 are set forth in Section 3.6(c) of the Company Disclosure Letter.
(d) Neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of the Company, upon consummation of the First Merger restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not reasonably be expected to have a Company Material Adverse Effect, nor has the Company or any of its Subsidiaries been advised in writing or, to the Knowledge of the Company, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would reasonably be expected to have a Company Material Adverse Effect.
Section 3.7 Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company, any of its Subsidiaries or the Company Investment Adviser expressly for inclusion or incorporation by reference in (a) the registration statement on Form N-14 to be filed with the SEC by Parent in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued in the First Merger (as amended or supplemented from time to time, the “Form N-14”) will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the joint proxy statement to be sent to the stockholders of the Company relating to the Company Stockholders’ Meeting and stockholders of Parent relating to the Parent Stockholders’ Meeting (the “Joint Proxy Statement”) will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent, and at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company regarding such portions thereof that relate expressly to Parent or any of its Subsidiaries, including Acquisition Sub, or to statements made therein based on information supplied by or on behalf of Parent or Acquisition Sub for inclusion or incorporation by reference therein).
Section 3.8 Disclosure Controls and Procedures. The Company and its consolidated Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company’s disclosure controls and procedures are designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since January 1, 2019, the Company’s principal executive officer and its principal financial officer have disclosed to the Company’s auditors and the audit committee of the Company Board (a) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since January 1, 2019, neither the Company nor any of its consolidated Subsidiaries has received any material, unresolved, complaint, allegation, assertion or claim regarding the impropriety of any accounting or auditing practices, procedures, methodologies or methods of the Company or any of its consolidated Subsidiaries or their respective internal accounting controls.
Section 3.9 Absence of Certain Changes or Events. Since December 31, 2020, through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the respective businesses of the Company and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice and (b) there has not been any event, development or state of circumstances that has had a Company Material Adverse Effect.
Section 3.10 No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in the Company’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Company SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since June 30, 2021, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement, (e) for liabilities or obligations that would, individually or in the aggregate, not be material to the Company and its consolidated Subsidiaries, taken as a whole, or (f) for unfunded commitments with respect to any Acquired Investment set forth on Section 3.10 of the Company Disclosure Letter, as of the date hereof, none of the Company or any of its consolidated Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise.
Section 3.11 Litigation. (i) There is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, and (ii) there is no Order of any Governmental Authority outstanding against, or, to the Knowledge of the Company, investigation by any Governmental Authority involving, the Company or any of its Subsidiaries that, in the case of this clause (ii), would reasonably be expected to have a Company Material Adverse Effect.
Section 3.12 Employee Matters. Neither the Company nor any of its Subsidiaries has, or has any liability with respect to, employees. Neither the Company nor any of its Subsidiaries maintains, sponsors or contributes to, nor has any liability or could have any liability (including on account of being an ERISA Affiliate of any other Person) with respect to, any “employee benefit plans” as defined in Section 3(3) of ERISA, or any bonus, vacation, stock option or other equity based, severance, termination, retention, change of control, fringe benefit, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, officers, directors, consultants or individual independent contractors.
Section 3.13 Trademarks, Patents and Copyrights.
(a) Section 3.13(a) of the Company Disclosure Letter sets forth a complete and accurate list (in all material respects) of all material United States and foreign: (i) patents and patent applications; (ii) trademark registrations and applications; (iii) copyright registrations and applications; and (iv) internet domain name registrations, in each case owned by the Company or any of its Subsidiaries as of the date hereof. Such registrations for Intellectual Property Rights owned by the Company or its Subsidiaries are in effect and subsisting and, to the Knowledge of the Company, valid.
(b) Section 3.13(b) of the Company Disclosure Letter sets forth a complete and accurate list (in all material respects) of all agreements under which: (i) the Company or its Subsidiaries are granted the right to use any Intellectual Property Rights owned by a third party material to the respective businesses of the Company and its Subsidiaries (excluding any agreement for off the shelf or commercially available software or non-exclusive licenses granted in the ordinary course of business); and (ii) the Company or its Subsidiaries have granted the right to use any of the Company IPR to a third party (other than non-exclusive licenses granted by the Company or its Subsidiaries in the ordinary course of business).
(c) Except as would not reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, the Company and its Subsidiaries own or have the right to use in the manner currently used, all patents, trademarks, trade names, copyrights, internet domain names, service marks, trade secrets, software, know-how and other similar proprietary rights and industrial and intellectual property rights (the “Intellectual Property Rights”) that are material to the respective businesses of the Company and its Subsidiaries as currently conducted.
(d) To the Knowledge of the Company as of the date hereof, the conduct of the respective businesses of the Company and its Subsidiaries as currently conducted does not infringe upon, misappropriate or otherwise violate any Intellectual Property Rights of any other Person, except as would not reasonably be expected to have a Company Material Adverse Effect and in the last three (3) years, neither the Company nor any of its Subsidiaries have received any written notice (including any cease and desist letter or invitation to license) alleging that the Company or any Subsidiary is infringing, misappropriating or violating any Intellectual Property Rights. As of the date of this Agreement, there is no such claim pending or, to the Knowledge of the Company, threatened, except as would not have a Company Material Adverse Effect. To the Knowledge of the Company, no other Person is infringing or otherwise violating any Intellectual Property Rights that are material to the respective businesses of the Company or its Subsidiaries as currently conducted, except as would not have a Company Material Adverse Effect, and in the last three (3) years, neither the Company nor any of its Subsidiaries have sent any written notice to any Person alleging that such Person is infringing, misappropriating or violating any Company IPR. To the Knowledge of the Company, no Company IPR are or have been the subject of any Proceeding, Law or any Order that bars or limits the use of such rights (excluding rejections, orders or rulings issued in the context of the application for registration of Company IPR). The Company and its Subsidiaries are not and have not been party to any Proceeding relating to their use of Intellectual Property Rights, including any Proceeding involving any claim that the Company and its Subsidiaries infringed, misappropriated, diluted or otherwise violated the Intellectual Property Rights of any third party. Notwithstanding anything to the contrary in this Agreement, this Section 3.13(d) constitutes the only representation and warranty of the Company with regard to any actual or alleged infringement, misappropriation or other violation of any Intellectual Property Rights of any other Person.
(e) Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company’s and its Subsidiaries’ practices with regard to the collection, dissemination and use of Company Data have at all times since January 1, 2019 complied in all material respects with Applicable Law relating to data protection or Personal Data, applicable contractual commitments of the Company and its Subsidiaries and applicable privacy policies. The Company and its Subsidiaries have in place and, except as would not reasonably be expected to have a Company Material Adverse Effect, are in compliance with commercially reasonable written internal information security policies, which include guidelines for the use, processing, confidentiality and security of Company Data consistent with Applicable Law relating to data protection or Personal Data, applicable contractual commitments of the Company and its Subsidiaries and applicable privacy policies. The Company and its Subsidiaries have established and maintain commercially reasonable technical, physical and organizational measures and security systems and technologies in material compliance with all data security requirements under Applicable Law relating to data protection or Personal Data, applicable contractual commitments of the Company and its Subsidiaries and applicable privacy policies, that are designed to protect Company Data against accidental or unlawful access, processing or use.

For the thirty six (36) months immediately preceding the date of this Agreement and the Closing Date: (i) the Company and its Subsidiaries have not received any written notification or allegation from any competent authority (including any information or enforcement notice, or any transfer prohibition notice) alleging that the Company and its Subsidiaries have not complied in any respect with Applicable Law relating to data protection or Personal Data and (ii) to the Knowledge of the Company, there has been no loss of, unauthorized access to, or use, disclosure or modification of, any Company Data. No individual has received compensation (or an offer for compensation) from or on behalf of the Company or its Subsidiaries for breaches of applicable data protection Laws or for loss or unauthorized disclosure of Personal Data.
Section 3.14 Taxes. Except as would not have a Company Material Adverse Effect:
(a) The Company and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all respects, and (ii) timely paid all Taxes due and payable whether or not reflected as due on any such Tax Returns, except, in the case of clause (i) or clause (ii) hereof, with respect to matters contested in good faith through appropriate proceedings and for which adequate reserves have been established in the books and records of the Company. No claim has ever been made by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.
(b) There are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of the Company or any of its Subsidiaries.
(c) All Taxes that the Company or any of its Subsidiaries is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties, and have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.
(d) Neither the Company nor any of its Subsidiaries has (i) ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Subsidiaries) or (ii) any liability for the Taxes of another Person pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law) or as a transferee or a successor or by contract (other than pursuant to commercial agreements entered into in the ordinary course of business and the principal purpose of which is not related to Taxes).
(e) Within the past two years, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock that qualified or was intended to qualify under Section 355(a) of the Code.
(f) Neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Subsidiaries and certain Portfolio Companies or customary commercial Contracts entered into in the ordinary course of business, the principal subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or its Subsidiaries.
(g) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.
(h) Neither the Company nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.
(i) Neither the Company nor any of its Subsidiaries has deferred any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) in respect of calendar year 2020 pursuant to Section 2302 of the CARES Act, which Taxes would otherwise have been payable by the Company or any of its Subsidiaries in respect of calendar year 2020 but for the application of the CARES Act, and neither the Company nor any of its Subsidiaries has applied for or incurred any Small Business Administration Paycheck Protection Program loan.

(j) Neither the Company nor any of its Subsidiaries has taken any action or knows of any fact that would prevent the Mergers from qualifying for the Intended Tax Treatment.
(k) The Company has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC with respect to its first taxable year ending on December 31, 2012, and with respect to each taxable year thereafter (including its taxable year ending on the Effective Time). No challenge to the Company’s status as a RIC is pending or has been threatened in writing. The Company has not, in any taxable year for which the applicable statute of limitations remains open, been liable for, nor is it now liable for, any income or excise Tax pursuant to Sections 852 or 4982 of the Code, in the case of Section 4982 of the Code determined as if the Closing Date were the end of the calendar year. Since the taxable year ended December 31, 2012, the Company has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of Subtitle A, Chapter 1, of the Code did not apply. To the Knowledge of the Company, the Company is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends (as defined in Section 316 of the Code) paid by the Company in any taxable year for which the applicable statute of limitations remains open, including its taxable year ending on the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. In each taxable year for which the applicable statute of limitations remains open, the Company has complied with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of stock and has withheld in respect of dividends and other distributions and paid to the proper Taxing Authority all Taxes it was required to withhold, and is not liable for any penalties which could be imposed thereunder.
Section 3.15 Material Contracts.
(a) Section 3.15(a) of the Company Disclosure Letter sets forth a list, as of the date hereof, of each Company Material Contract, a complete and correct copy of which has been made available to Parent. For purposes of this Agreement, “Company Material Contract” means any Contract to which the Company or any of its consolidated Subsidiaries is a party, except for this Agreement or as expressly set forth below, that:
(i) constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of the Company or any of its consolidated Subsidiaries;
(ii) is a partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and that is material to the Company and its consolidated Subsidiaries, taken as a whole;
(iii) is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among the Company and any of its consolidated Subsidiaries) relating to Indebtedness for borrowed money of the Company or any of its consolidated Subsidiaries;
(iv) is a non-competition or non-solicitation Contract, or any other Contract that would reasonably be expected to limit in any material respect the manner in which, or the localities in which, the business of the Company or any of its consolidated Subsidiaries is or may be conducted or the types of businesses that the Company or any of its consolidated Subsidiaries conduct;
(v) is a Contract (including any Contract relating to acquisitions or dispositions of investments in any Portfolio Company, or any entity that becomes a Portfolio Company as a result of such investment) relating to the acquisition or disposition of any assets, business or operations (whether by merger, sale of stock, sale of assets or otherwise), and which has not yet been consummated, pursuant to which (A) the Company reasonably expects that it will be required to pay total consideration (including assumption of debt) after the date hereof in excess of $3,500,000 or (B) any other Person has the right to acquire any assets of the Company or any of its consolidated Subsidiaries (or any interests therein) after the date of this Agreement with a purchase price of more than $3,500,000;
(vi) is a Contract for the purpose of another Person providing investment advisory or investment management services to the Company or any of its consolidated Subsidiaries;

(vii) creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $3,500,000, or creates or would create a Lien on any asset of the Company or its consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);
(viii) is with (A) the Company Investment Adviser or any of its consolidated Subsidiaries or Affiliates or (B) any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A);
(ix) is a Contract for the Company or any of its consolidated Subsidiaries to conduct any business on an exclusive basis with any Third Party; or
(x) is an Order or Consent of a Governmental Authority to which the Company, any of its consolidated Subsidiaries or, if it pertains to the Company and its consolidated Subsidiaries, the Company Investment Adviser is subject.
(b) None of the Company or any of its consolidated Subsidiaries is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination or acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract to which it is a party except for such breaches, defaults or actions as would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract except for such breaches or defaults as would not reasonably be expected to have a Company Material Adverse Effect. Each Company Material Contract is a valid and binding obligation of the Company or its consolidated Subsidiary that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto, except such as would not reasonably be expected to have a Company Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.
Section 3.16 Real Property. Neither the Company nor any of its Subsidiaries leases, or at any time prior to the date of this Agreement has leased, any real property or owns, or at any time prior to the date of this Agreement has owned, any real property in fee (or the equivalent interest in the applicable jurisdiction).
Section 3.17 Environmental. Except as would not have a Company Material Adverse Effect:
(a) the Company and its Subsidiaries are in compliance with all applicable Environmental Laws, including possessing all Permits required for their operations under applicable Environmental Laws;
(b) there is no pending or, to the Knowledge of the Company, threatened Proceeding pursuant to any Environmental Law against the Company or any of its Subsidiaries; and
(c) neither the Company nor any of its Subsidiaries has received written notice from any Person, including any Governmental Authority, alleging that the Company or any of its Subsidiaries has been or is in violation or is potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. Neither the Company nor any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law.
Section 3.18 Takeover Statutes. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover,” “interested stockholder” or any other takeover or anti-takeover statute or similar federal or state Law (any such laws, “Takeover Statutes”) are applicable to this Agreement or the First Merger.
Section 3.19 Vote Required. The approval of the First Merger by the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Stockholders’ Meeting (the “Company Stockholder Approval”) is the only vote of holders of securities of the Company that is required in connection with the consummation of the transactions contemplated hereby.
Section 3.20 Brokers. No investment banker, broker or finder other than Broadhaven Securities, LLC (“Broadhaven”), the fees and expenses of which will be paid by the Company, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 3.21 Opinion of Financial Advisor. The Company Independent Committee has received the opinion of Broadhaven, dated as of the date hereof, to the effect that, as of the date hereof, and based upon and subject to the limitations and assumptions set forth in such opinion, the Merger Consideration to be paid by Parent and the Parent External Adviser pursuant to this Agreement is fair, from a financial point of view, to the holders of shares of Company Common Stock.
Section 3.22 Insurance. The Company or its Affiliates have paid, or caused to be paid, all premiums due under all material insurance policies covering the Company or its Subsidiaries and all such insurance policies are in full force and effect other than as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole. None of the Company or any of its Subsidiaries has received written notice that they are in default with respect to any obligations under such policies other than as would not reasonably be expected to have a Company Material Adverse Effect. None of the Company, any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case, that is held by, or for the benefit of, the Company, any of its Subsidiaries, other than as would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.23 Investment Assets. Each of the Company and its Subsidiaries owns all securities, Indebtedness and other financial instruments held by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company and any of its Subsidiaries and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business consistent with past practice. As of the date of this Agreement, there have been no material changes to the amount of securities, Indebtedness and other financial instruments listed on the Company’s most recent schedule of investments included in the Company SEC Documents, including any increase in the amount of securities, Indebtedness and other financial instruments owned by the Company or its Subsidiaries that are not treated as “qualifying assets” under Section 55(a) of the Investment Company Act.
Section 3.24 Appraisal Rights. No rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL shall be available to holders of Company Common Stock with respect to the First Merger or the other transactions contemplated by this Agreement.
Section 3.25 Company Investment Advisory Agreement. The Company Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither the Company nor the Company Investment Adviser is in default under the Company Investment Advisory Agreement, except where such default would not reasonably be expected to have a Company Material Adverse Effect. The Company Investment Advisory Agreement is a valid and binding obligation of the Company, except as would not reasonably be expected to have a Company Material Adverse Effect; provided, that such enforcement may be subject to the Bankruptcy and Equity Exception. There is no Proceeding pending or, to the Knowledge of the Company, threatened, and, to the Knowledge of the Company, there do not exist any facts or circumstances which would reasonably be expected to adversely affect the registration of the Company Investment Adviser as an investment adviser under the Investment Advisers Act or the ability of the Company Investment Adviser to perform its obligations under the Company Investment Advisory Agreement.
Section 3.26 Acquired Loan Documents and Equity Governing Documents. Complete and correct copies of all the material Acquired Loan Documents and Equity Governing Documents relating to an Acquired Equity Interest with a fair market value of at least $500,000 have been made available to Parent.
Section 3.27 Tax Matters Relating to Acquired Investments. Each of the Acquired Loans and Acquired Loan Notes are in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury Regulations (and any other relevant or successor provisions of the Code or such regulations) for United States federal income Tax purposes. None of the Acquired Investments consist of (or otherwise relate to) real property.
Section 3.28 Acknowledgement of Disclaimer of Other Representations and Warranties. The Company acknowledges that, as of the date hereof, it and its Representatives: (a) have received full access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of Parent, the Parent External Adviser and their respective Subsidiaries, which it and its Representatives, as of the date hereof, have requested to review and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) may have received and may continue to receive from Parent, the Parent External Adviser and their respective Subsidiaries and Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding Parent, the Parent External Adviser and their respective Subsidiaries and their respective businesses and operations (collectively, “Parent Forecasts”); and (c) have had full opportunity to meet with the management of Parent and the Parent External Adviser and to discuss the business and assets of Parent, the Parent External Adviser and their respective Subsidiaries. The Company acknowledges and agrees that (x) there are uncertainties inherent in attempting to make Parent Forecasts, with which the Company is familiar, and the Company is taking full responsibility for making its own evaluation of the adequacy and accuracy of all Parent Forecasts (including the reasonableness of the assumptions underlying such Parent Forecasts), and the Company shall have no claim against Parent, the Parent External Adviser, their respective Subsidiaries or any of their respective Representatives with respect to any such Parent Forecasts, other than with respect to intentional fraud, and (y) the Company has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of Parent, the Parent External Adviser, their respective Subsidiaries and, in making its determination to proceed with the transactions contemplated hereby, including the Merger, the Company has relied on the results of its own independent review and analysis. The Company further acknowledges and agrees that (1) any Parent Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by Parent’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article IV; and (2) except for the representations and warranties expressly set forth in Article IV and, in the case of the Parent External Adviser, Article V, (A) none of Parent, the Parent External Adviser or any of their respective Subsidiaries makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Merger and the Company is not relying on (and the Company shall have no claim against Parent, the Parent External Adviser, any of their respective Subsidiaries or their respective Representatives in respect of, other than in the case of intentional fraud) any such representation or warranty and (B) no Person has been authorized by Parent, the Parent External Adviser or any of their respective Subsidiaries or Representatives to make any representation or warranty relating to itself or its business or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by the Company as having been authorized by such entity.
Section 3.29 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, or any certificate delivered hereunder, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company, any of its Subsidiaries, or any Portfolio Company, or with respect to any other information provided to Parent or Acquisition Sub in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither the Company nor any other Person will have or be subject to any claim, liability or indemnification obligation to Parent, Acquisition Sub or any other Person resulting from the distribution or failure to distribute to Parent or Acquisition Sub, or Parent’s or Acquisition Sub’s use of, any such information, including any information, documents, projections, estimates, Forecasts or other material made available to Parent or Acquisition Sub in the electronic data room maintained by the Company for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III or in any certificate delivered hereunder. Nothing in this Section 3.29 shall apply to or limit any claim for intentional fraud.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB
Except as disclosed in the Parent SEC Documents filed by Parent prior to the date of this Agreement (but in each case excluding any risk factor or similar disclosure under the headings “Risk Factors” or “Forward Looking Statements” or any similar non-specific, predictive, precautionary or forward-looking statements, in each case, other than any specific factual information contained therein) or as disclosed in the Parent Disclosure Letter, Parent and Acquisition Sub hereby jointly and severally represent and warrant to the Company as follows:
Section 4.1 Organization and Qualification. Each of Parent and its Subsidiaries (including Acquisition Sub) (i) is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (ii) has the requisite entity power and authority to conduct its business as it is now being conducted, to use its assets in the manner in which its assets are currently being used, and to perform its obligations under all Parent Material Contracts to which it is a party, except where the failure to be in good standing or to have such power and authority would not reasonably be expected to have a Company Material Adverse Effect. Each of Parent and its Subsidiaries (including Acquisition Sub) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Parent Material Adverse Effect. Parent has made available to the Company a copy of the Parent Organizational Documents, as currently in effect, such Parent Organizational Documents are in full force and effect and neither Parent nor Acquisition Sub is in violation of any provision of such documents. Parent has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.
Section 4.2 Capitalization; Subsidiaries.
(a) As of the close of business on September 20, 2021, the authorized capital stock of Parent consisted of 150,000,000 shares of Parent Common Stock, 65,316,085 of which were issued and outstanding and none of which were held by Parent as treasury stock. Parent does not have any shares of preferred stock authorized, issued or outstanding. As of the close of business on September 20, 2021, the authorized capital stock of Acquisition Sub consisted of 100 shares of common stock, $0.01 par value per share, 100 of which were issued and outstanding. Acquisition Sub does not have any Subsidiaries and has no shares of preferred stock authorized, issued or outstanding.
(b) All of the issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Parent Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.
(c) As of the date of this Agreement, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which Parent or any of its Subsidiaries (including Acquisition Sub) is a party obligating Parent or any of its Subsidiaries (including Acquisition Sub) to issue, transfer or sell any shares of capital stock or other equity interest in Parent or any of its Subsidiaries (including Acquisition Sub) or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Parent or any of its Subsidiaries (including Acquisition Sub) to repurchase, redeem or otherwise acquire any capital stock of Parent or any of its Subsidiaries or any securities representing the right to purchase or otherwise receive capital stock of Parent or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Parent or any of its Subsidiaries (including Acquisition Sub) or (iv) voting trusts or similar agreements to which Parent is a party with respect to the voting of the capital stock of Parent.
(d) Each Subsidiary of Parent (including Acquisition Sub) on the date hereof is listed on Section 4.2(d) of the Parent Disclosure Letter. Except as set forth on Section 4.2(d) of the Parent Disclosure Letter, Parent owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary (including Acquisition Sub), free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (as applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

Section 4.3 Authority Relative to Agreement.
(a) Parent and Acquisition Sub have all necessary corporate power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and, subject to obtaining the Parent Stockholder Approval, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and Acquisition Sub, and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by Parent and Acquisition Sub, and except for the Parent Stockholder Approval and the filing of the Articles of First Merger and the Articles of Second Merger with the SDAT, no other corporate action or proceeding on the part of Parent or Acquisition Sub is necessary to authorize the execution, delivery and performance of this Agreement by Parent and Acquisition Sub and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Acquisition Sub and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of each of Parent and Acquisition Sub, enforceable against each of Parent and Acquisition Sub in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exception.
(b) The Parent Board and the board of directors or similar governing body of Acquisition Sub has, by resolutions adopted by directors or similar governing members (i) adopted this Agreement and the transactions contemplated hereby and (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Parent, Acquisition Sub and their respective stockholders or other equityholders, as applicable and (iii) resolved to make the Parent Recommendation. Parent, acting in its capacity as the sole stockholder of Acquisition Sub, has approved the First Merger.
(c) Neither the execution and delivery of this Agreement by Parent and Acquisition Sub nor the consummation by Parent and Acquisition Sub of the transactions contemplated hereby will (i) violate any provision of the Parent Organizational Documents or the articles of incorporation or bylaws (or equivalent organizational documents) any of Parent’s Subsidiaries, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law applicable to Parent or any of its Subsidiaries or by which any property or asset of Parent or any of its Subsidiaries is bound or affected, or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, or require the consent, or notice to or filing with any Third Party pursuant to, any Parent Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of Parent or any of its Subsidiaries, other than, in the case of clauses (ii) and (iii), any such consent, notice, filing, conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.4 Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to Parent or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Securities Act, the Exchange Act and the Investment Company Act, (ii) the filing of the Articles of First Merger with, and acceptance for record of the Articles of First Merger by, the SDAT and appropriate documents with the relevant authorities of the other jurisdictions in which Parent or any of its Subsidiaries is qualified to do business, (iii) applicable requirements under corporation or Blue Sky Laws of various states, (iv) such filings as may be required in connection with the Taxes described in Section 8.6, (v) compliance with applicable rules and regulations of the NYSE, (vi) such other items required solely by reason of the participation of the Company in the transactions contemplated hereby, (vii) compliance with and filings or notifications under Antitrust Laws and (viii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have a Parent Material Adverse Effect.

Section 4.5 Permits; Compliance with Laws.
(a) Parent and each of its Subsidiaries are in compliance, and have been operated in compliance since January 1, 2019, in all material respects, with all Applicable Law, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act, other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any Applicable Law, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b) Since January 1, 2019, Parent and each of its Subsidiaries (i) are and have been in compliance with the applicable money laundering Laws applicable to Parent and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause Parent or its Subsidiaries to be in violation of the FCPA, or any other anticorruption or anti-bribery Laws applicable to Parent or its Subsidiaries, other than, any non-compliance that would not reasonably be expected to have a Parent Material Adverse Effect.
(c) Parent and each of its Subsidiaries are in compliance, and since January 1, 2019, have complied with Parent’s investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in Parent’s registration statement (as amended from time to time) or reports that Parent has filed with the SEC under the Exchange Act, the Securities Act and Applicable Law, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(d) Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for Parent, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Parent Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to Parent and its Subsidiaries, taken as a whole.
(e) Parent and each of its Subsidiaries holds and is in compliance with all Permits required in order to permit Parent and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(f) No “affiliated person” (as defined under the Investment Company Act) of Parent or the Parent External Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of Parent, threatened that would result in any such disqualification.
(g) The minute books and other similar records of Parent contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of Parent, the Parent Board and any committees of the Parent Board.
(h) The Parent Investment Advisory Agreement has been duly approved and continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither Parent nor the Parent External Adviser is in default under the Parent

Investment Advisory Agreement, except where such default would not have a Parent Material Adverse Effect or Adviser Material Adverse Effect. The Parent Investment Advisory Agreement is a valid and binding obligation of Parent; provided, that such enforcement may be subject to the Bankruptcy and Equity Exception.
(i) Notwithstanding the foregoing, no representation or warranty in this Section 4.5 is made with respect to Parent SEC Documents or financial statements, “disclosure controls and procedures” or “internal control over financial reporting,” employee and employee benefits matters, intellectual property matters, Tax matters, real property matters or environmental matters, which are addressed exclusively in Section 4.6 (Parent SEC Documents; Books and Records; Financial Statements; Enforcement Actions), Section 4.8 (Disclosure Controls and Procedures), Section 4.13 (Employee Matters), Section 4.14 (Trademarks, Patents and Copyrights), Section 4.15 (Taxes), Section 4.17 (Real Property) and Section 4.18 (Environmental), respectively.
Section 4.6 Parent SEC Documents; Books and Records; Financial Statements; Enforcement Actions.
(a) Since December 31, 2019, Parent has filed with the SEC all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by Parent since such date, including any amendments thereto, the “Parent SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Parent SEC Documents at the time it was filed (or, if amended, as of the date of such amendment) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Parent SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading).
(b) The books and records of Parent and its Subsidiaries are complete and correct in all material respects and have been maintained in all material respects in accordance with Applicable Law and reflect in all material respects the transactions, assets and liabilities of Parent and its Subsidiaries, as applicable.
(c) The consolidated financial statements (including all related notes) of Parent included in the Parent SEC Documents (i) fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as at the respective dates thereof, and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto, which adjustments are not, in the aggregate, material to Parent), (ii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of the Parent and its Subsidiaries and (iv) comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.
(d) Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of Parent, upon consummation of the First Merger restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not reasonably be expected to have a Parent

Material Adverse Effect, nor has Parent or any of its Subsidiaries been advised in writing or, to the Knowledge of Parent, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would reasonably be expected to have a Parent Material Adverse Effect.
Section 4.7 Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries expressly for inclusion or incorporation by reference in (a) the Form N-14 will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the Joint Proxy Statement will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent, and at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Acquisition Sub regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein).
Section 4.8 Disclosure Controls and Procedures. Parent and its Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Parent’s disclosure controls and procedures are designed to ensure that all material information required to be disclosed by Parent in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since January 1, 2019, Parent’s principal executive officer and its principal financial officer have disclosed to Parent’s auditors and the audit committee of the Parent Board (a) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. Since January 1, 2019, neither Parent nor any of its Subsidiary has received any material, unresolved, complaint, allegation, assertion or claim regarding the impropriety of any accounting or auditing practices, procedures, methodologies or methods of Parent or any of its Subsidiaries or their respective internal accounting controls.
Section 4.9 Absence of Certain Changes or Events. Since December 31, 2020 through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the respective businesses of Parent and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice and (b) there has not been any event, development or state of circumstances that has had a Parent Material Adverse Effect.
Section 4.10 No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in Parent’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Parent SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since June 30, 2021, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would, individually or in the aggregate, not be material to Parent and its Subsidiaries, taken as a whole, as of the date hereof, none of Parent or its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise.
Section 4.11 Litigation. (i) There is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries that would, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole and (ii) there is no Order of any Governmental Authority outstanding against, or, to the Knowledge of Parent, investigation by any Governmental Authority involving, Parent or any of its Subsidiaries that, in the case of this clause (ii), would reasonably be expected to have a Parent Material Adverse Effect.

Section 4.12 Absence of Certain Agreements. Neither Parent nor any of its Affiliates has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which: (a) any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company (i) agrees to vote to adopt this Agreement or the First Merger or (ii) agrees to vote against any Superior Proposal; or (b) any Third Party has agreed to provide, directly or indirectly, equity capital to Parent or the Company to finance in whole or in part the First Merger.
Section 4.13 Employee Matters. Neither Parent nor any of its Subsidiaries has, or has any liability with respect to, employees. Neither Parent nor any of its Subsidiaries maintains, sponsors or contributes to, nor has any liability or could have any liability (including on account of being an ERISA Affiliate of any other Person) with respect to, any “employee benefit plans” as defined in Section 3(3) of ERISA, or any bonus, vacation, stock option or other equity based, severance, termination, retention, change of control, fringe benefit, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, officers, directors, consultants or individual independent contractors.
Section 4.14 Trademarks, Patents and Copyrights.
(a) Section 4.14(a) of the Parent Disclosure Letter sets forth a complete and accurate list (in all material respects) of all material United States and foreign: (i) patents and patent applications; (ii) trademark registrations and applications; (iii) copyright registrations and applications; and (iv) internet domain name registrations, in each case owned by Parent and its Subsidiaries as of the date hereof. Such registrations for Intellectual Property Rights owned by Parent or its Subsidiaries are in effect and subsisting and, to the Knowledge of Parent, valid.
(b) Except as would not reasonably be expected to have a Parent Material Adverse Effect, to the Knowledge of Parent, Parent and its Subsidiaries own or have all Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted.
(c) To the Knowledge of Parent as of the date hereof, the conduct of the respective businesses of Parent and its Subsidiaries as currently conducted does not infringe upon, misappropriate or otherwise violate any Intellectual Property Rights of any other Person, except as would not reasonably be expected to have a Parent Material Adverse Effect and in the last three (3) years, neither Parent nor any of its Subsidiaries have received any written notice (including any cease and desist letter or invitation to license) alleging that Parent or any Subsidiary is infringing, misappropriating or violating any Intellectual Property Rights. As of the date of this Agreement, there is no such claim pending or, to the Knowledge of Parent, threatened, except as would not have a Parent Material Adverse Effect. To the Knowledge of Parent, no other Person is infringing, misappropriating or otherwise violating any Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted, except as would not have a Parent Material Adverse Effect, and in the last three (3) years, neither Parent nor any of its Subsidiaries have sent any written notice to any Person alleging that such Person is infringing, misappropriating or violating any Parent IPR. To the Knowledge of Parent, no Parent IPR are or have been the subject of any Proceeding, Law or any Order that bars or limits the use of such rights (excluding rejections, orders or rulings issued in the context of the application for registration of Parent IPR). Parent and its Subsidiaries are not and have not been party to any Proceeding relating to their use of Intellectual Property Rights, including any Proceeding involving any claim that Parent and its Subsidiaries infringed, misappropriated, diluted or otherwise violated the Intellectual Property Rights of any third party. Notwithstanding anything to the contrary in this Agreement, this Section 4.14(c) constitutes the only representation and warranty of Parent with regard to any actual or alleged infringement, misappropriation or other violation of any Intellectual Property Rights of any other Person.
(d) Except as would not reasonably be expected to have a Parent Material Adverse Effect, Parent’s and its Subsidiaries’ practices with regard to the collection, dissemination and use of Parent Data have at all times since January 1, 2019 complied in all material respects with Applicable Law relating to data protection or Personal Data, applicable contractual commitments of Parent and its Subsidiaries and applicable privacy policies. Parent and its Subsidiaries have in place and, except as would not reasonably be expected to have a Parent Material Adverse Effect, are in compliance with commercially reasonable written internal information security policies, which include guidelines for the use, processing, confidentiality and security of Parent Data consistent with Applicable Law relating to data protection or Personal Data, applicable contractual commitments of Parent and its Subsidiaries and applicable privacy policies. Parent and its Subsidiaries have established and maintain commercially reasonable technical, physical and organizational measures and security systems and technologies in material compliance with all data security requirements under Applicable Law relating to data protection or Personal Data, applicable contractual commitments of Parent and its Subsidiaries and applicable privacy policies, that are designed to protect Parent Data against accidental or unlawful access, processing or use. For the thirty six (36) months immediately preceding the date of this Agreement and the Closing Date: (i) Parent and its Subsidiaries have not received any written notification or allegation from any competent authority (including any information or enforcement notice, or any transfer prohibition notice) alleging that Parent and its Subsidiaries have not complied in any respect with Applicable Law relating to data protection or Personal Data and (ii) to the Knowledge of Parent, there has been no loss of, or unauthorized access to or use, disclosure or modification of, any Parent Data. No individual has received compensation (or an offer for compensation) from or on behalf of Parent or its Subsidiaries for breaches of applicable data protection Laws or for loss or unauthorized disclosure of Personal Data.
Section 4.15 Taxes. Except as would not have a Parent Material Adverse Effect:
(a) Parent and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all respects, and (ii) timely paid all Taxes due and payable whether or not reflected as due on any such Tax Returns, except, in the case of clause (i) or clause (ii) hereof, with respect to matters contested in good faith through appropriate proceedings and for which adequate reserves have been established in the books and records of Parent. No claim has ever been made by an authority in a jurisdiction where Parent or any of its Subsidiaries does not file Tax Returns that Parent or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.
(b) There are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of Parent or any of its Subsidiaries.
(c) All Taxes that Parent or any of its Subsidiaries is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.
(d) Neither Parent nor any of its Subsidiaries has (i) ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent or any of its Subsidiaries) or (ii) any liability for the Taxes of another Person pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law) or as a transferee or a successor or by contract (other than pursuant to commercial agreements entered into in the ordinary course of business and the principal purpose of which is not related to Taxes).
(e) Within the past two years, neither Parent nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock that qualified or was intended to qualify under Section 355(a) of the Code.
(f) Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Parent and its Subsidiaries and certain Portfolio Companies or customary commercial Contracts entered into in the ordinary course of business, the principal subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or its Subsidiaries.
(g) There are no Liens for Taxes on any of the assets of Parent or any of its Subsidiaries other than Permitted Liens.
(h) Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

(i) Neither Parent nor any of its Subsidiaries has deferred any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) in respect of calendar year 2020 pursuant to Section 2302 of the CARES Act, which Taxes would otherwise have been payable by Parent or any of its Subsidiaries in respect of calendar year 2020 but for the application of the CARES Act, and neither Parent nor any of its Subsidiaries has applied for or incurred any Small Business Administration Paycheck Protection Program loan.
(j) Neither Parent nor any of its Subsidiaries has taken any action or knows of any fact that would prevent the Mergers from qualifying for the Intended Tax Treatment.
(k) Acquisition Sub is a newly formed entity created for the purpose of undertaking the First Merger. Prior to the Effective Time, Acquisition Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.
(l) Parent has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. Parent has qualified as a RIC with respect to its first taxable year ending on December 31, 2007, and with respect to each taxable year thereafter, and expects to so qualify for its taxable year including the Effective Time. No challenge to Parent’s status as a RIC is pending or has been threatened in writing. Parent has not, in any taxable year for which the applicable statute of limitations remains open, been liable for, nor is it now liable for, any income or excise Tax pursuant to Sections 852 or 4982 of the Code, in the case of Section 4982 of the Code determined as if the Closing Date were the end of the calendar year. Since the taxable year ended December 31, 2007, Parent has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of Subtitle A, Chapter 1, of the Code did not apply. To the Knowledge of Parent, Parent is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends (as defined in Section 316 of the Code) paid by Parent in any taxable year for which the applicable statute of limitations remains open, including its taxable year ending on the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. In each taxable year for which the applicable statute of limitations remains open, Parent has complied with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of stock and has withheld in respect of dividends and other distributions and paid to the proper Taxing Authority all Taxes it was required to withhold, and is not liable for any penalties which could be imposed thereunder.
Section 4.16 Material Contracts.
(a) Section 4.16(a) of the Parent Disclosure Letter sets forth a list, as of the date hereof, of each Parent Material Contract, a complete and correct copy of which has been made available to Company. For purposes of this Agreement, “Parent Material Contract” means any Contract to which Parent or any of its Subsidiaries is a party, except for this Agreement or as expressly set forth below, that:
(i) constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of Parent or any of its Subsidiaries;
(ii) is a partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and that is material to Parent and its Subsidiaries, taken as a whole;
(iii) is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among Parent and any of its Subsidiaries) relating to Indebtedness for borrowed money of Parent or any of its Subsidiaries);
(iv) is a non-competition or non-solicitation Contract, or any other Contract that would reasonably be expected to limit in any material respect the manner in which, or the localities in which, the business of Parent or any of its Subsidiaries is or may be conducted or the types of businesses that Parent or any of its Subsidiaries conduct;
(v) is a Contract (including any Contract relating to acquisitions or dispositions of investments in any Portfolio Company, or any entity that becomes a Portfolio Company as a result of such investment) relating to the acquisition or disposition of any assets, business or operations (whether by merger, sale of stock, sale of assets or otherwise), and which has not yet been consummated, pursuant to which (A) Parent reasonably expects that it will be required to pay total consideration (including assumption of debt) after the date hereof in excess of $3,500,000 or (B) any other Person has the right to acquire any assets of Parent or any of its Subsidiaries (or any interests therein) after the date of this Agreement with a purchase price of more than $3,500,000;
(vi) is a Contract for the purpose of another Person providing investment advisory or investment management services to Parent or any of its Subsidiaries;
(vii) creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $3,500,000, or creates or would create a Lien on any asset of Parent or its Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);
(viii) is with (A) the Parent External Adviser or any of its Subsidiaries or Affiliates or (B) any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A);
(ix) is a Contract for Parent or any of its Subsidiaries to conduct any business that is material to Parent and its Subsidiaries on an exclusive basis with any Third Party; or
(x) is an Order or Consent of a Governmental Authority to which Parent, any of its Subsidiaries or, if it pertains to Parent and its Subsidiaries, the Parent External Adviser is subject.
(b) None of Parent or any of its Subsidiaries is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination or acceleration of performance required by, or resulting in a right of termination or acceleration under, any Parent Material Contract to which it is a party except for such breaches, defaults or actions as would not reasonably be expected to have a Parent Material Adverse Effect. To the Knowledge of Parent, no other party to any Parent Material Contract is in breach of or default under the terms of any Parent Material Contract except for such breaches or defaults as would not reasonably be expected to have a Parent Material Adverse Effect. Each Parent Material Contract is a valid and binding obligation of Parent or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of Parent, the other parties thereto, except such as would not reasonably be expected to have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.
Section 4.17 Real Property.
(a) None of Parent nor any of its Subsidiaries owns any real property in fee (or the equivalent interest in the applicable jurisdiction).
(b) As of the date of this Agreement, except as would not have a Parent Material Adverse Effect, Parent and/or its Subsidiaries have valid leasehold, subleasehold or license interests in all real property leased, subleased, licensed or otherwise occupied (whether as a tenant, subtenant or pursuant to other occupancy arrangements) by Parent or any of its Subsidiaries (collectively, including the improvements thereon, the “Parent Leased Real Property”).
(c) As of the date of this Agreement, except as would not have a Parent Material Adverse Effect, none of Parent or any of its Subsidiaries has received any written communication from, or given any written communication to, any other party to a lease for Parent Leased Real Property or any lender, alleging that Parent or any of its Subsidiaries or such other party, as the case may be, is in default under such lease.
Section 4.18 Environmental. Except as would not have a Parent Material Adverse Effect:
(a) Parent and its Subsidiaries are in compliance with all applicable Environmental Laws, including possessing all Permits required for their operations under applicable Environmental Laws;
(b) there is no pending or, to the Knowledge of Parent, threatened Proceeding pursuant to any Environmental Law against Parent or any of its Subsidiaries;
(c) neither Parent nor any of its Subsidiaries has received written notice from any Person, including any Governmental Authority, alleging that Parent or any of its Subsidiaries has been or is in violation or is potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. Neither Parent nor any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and
(d) with respect to the Parent Leased Real Property and any real property formerly leased by Parent or any of its Subsidiaries, there has been no Release of Hazardous Materials by Parent or any of its Subsidiaries or, to the Knowledge of Parent, any other Person that is reasonably expected to result in an obligation by Parent or any of its Subsidiaries to remediate such Hazardous Materials pursuant to applicable Environmental Law or that is reasonably expected to result in liability of Parent or any of its Subsidiaries pursuant to applicable Environmental Law with respect to such Hazardous Materials.
Section 4.19 Takeover Statutes. No Takeover Statutes are applicable to this Agreement, the Mergers or the other transactions contemplated hereby. Within the past five years, none of Parent or its Affiliates or, to the Knowledge of Parent, their “associates” (as defined in Section 3-601 of the MGCL) has been an “interested stockholder” (as defined in Section 3-601 of the MGCL) of the Company.
Section 4.20 Sufficient Funds. Parent and Acquisition Sub have as of the date of this Agreement, and will have on the Closing Date, sufficient funds to consummate the transactions contemplated hereby, including the payments contemplated under Article II, but excluding the Cash Consideration.
Section 4.21 Vote Required. The approvals (a) by a majority of the votes cast at the Parent Stockholders’ Meeting with respect to the Parent Stock Issuance, (b) by the vote specified in Section 63(2)(A) of the Investment Company Act with respect to the Parent Below-NAV Issuance (the approvals in clauses (a) and (b), the “Parent Stockholder Approval”), and (c) by Parent as the sole stockholder of Acquisition Sub (for the avoidance of doubt, the vote set forth in this clause (c) has already been obtained) are the only votes of holders of securities of Parent or the Acquisition Sub, as applicable, that are required in connection with the consummation of the transactions contemplated hereby.
Section 4.22 Brokers. No investment banker, broker or finder other than Wells Fargo Securities, LLC, the fees and expenses of which will be paid by Parent, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent, Acquisition Sub or any of its Subsidiaries.
Section 4.23 Opinion of Financial Advisor. Parent has received the opinion of Wells Fargo Securities, LLC to the effect that, as of the date hereof, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion, the Exchange Ratio is fair, from a financial point of view, to the Parent.
Section 4.24 Insurance. Parent or its Affiliates have paid, or caused to be paid, all premiums due under all material insurance policies covering Parent or its Subsidiaries and all such insurance policies are in full force and effect other than as would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. None of Parent or any of its Subsidiaries has received written notice that they are in default with respect to any obligations under such policies other than as would not reasonably be expected to have a Parent Material Adverse Effect. None of Parent, any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case, that is held by, or for the benefit of, Parent, any of its Subsidiaries, other than as would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.25 Solvency. Neither Parent nor Acquisition Sub is entering into the transactions contemplated hereby with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Each of Parent and Acquisition Sub is solvent as of the date of this Agreement, and assuming the accuracy of the representations and warranties in Article III, each of Parent and the Surviving Corporation will, after giving effect to all of the transactions contemplated hereby, including the payment of any amounts required to be paid in connection with the consummation of the transactions contemplated hereby and the payment of all related fees and expenses, be solvent at and immediately after the Effective Time. As used in this Section 4.25, the term “solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent and Acquisition Sub and, after the First Merger, Parent and the Surviving Corporation and its Subsidiaries will exceed their debts, (b) each of Parent and Acquisition Sub and, after the

First Merger, Parent and the Surviving Corporation and its Subsidiaries have not incurred debts beyond their ability to pay such debts as such debts mature and (c) each of Parent and Acquisition Sub and, after the First Merger, Parent and the Surviving Corporation and their Subsidiaries have sufficient capital and liquidity with which to conduct their businesses. For purposes of this Section 4.25, “debt” means any liability on a claim, and “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.
Section 4.26 Investment Assets. Each of Parent and its Subsidiaries owns all securities, Indebtedness and other financial instruments held by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of Parent and any of its Subsidiaries and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business consistent with past practice. As of the date of this Agreement, there have been no material changes to the amount of securities, Indebtedness and other financial instruments listed on the Parent’s most recent schedule of investments included in the Parent SEC Documents, including any increase in the amount of securities, Indebtedness and other financial instruments owned by the Parent or its Subsidiaries that are not treated as “qualifying assets” under Section 55(a) of the Investment Company Act.
Section 4.27 Incentive Fee Hurdle Rate. The Parent External Adviser has agreed to, and the Parent Board has approved, an increase in the Parent External Adviser’s incentive fee hurdle rate to 8.25%, effective as of, and conditioned upon the occurrence of, the Closing.
Section 4.28 Acknowledgement of Disclaimer of Other Representations and Warranties. Each of Parent and Acquisition Sub acknowledges that, as of the date hereof, they and their Representatives: (a) have received full access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of the Company and its Subsidiaries, and the Portfolio Companies which they and their Representatives, as of the date hereof, have requested to review and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) may have received and may continue to receive from the Company and its Subsidiaries and their respective Subsidiaries and Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding the Company and its Subsidiaries and the Portfolio Companies and their respective businesses and operations (collectively, “Company Forecasts”); and (c) have had full opportunity to meet with the management of the Company, its Subsidiaries and the Company Investment Adviser and to discuss the business and assets of the Company and its Subsidiaries and the Portfolio Companies. Parent and Acquisition Sub acknowledge and agree that (x) there are uncertainties inherent in attempting to make Company Forecasts, with which Parent and Acquisition Sub are familiar, and Parent and Acquisition Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all Company Forecasts (including the reasonableness of the assumptions underlying such Company Forecasts), and Parent and Acquisition Sub shall have no claim against the Company, its Subsidiaries, the Company Investment Adviser or the Portfolio Companies or any of their respective Representatives with respect to any such Company Forecasts, other than with respect to intentional fraud, and (y) each of Parent and Acquisition Sub has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company, its Subsidiaries and the Portfolio Companies and, in making its determination to proceed with the transactions contemplated hereby, including the Mergers, each of Parent and Acquisition Sub has relied on the results of its own independent review and analysis. Parent and Acquisition Sub each further acknowledges and agrees that (1) any Company Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to Parent, Acquisition Sub or any of their Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by the Company’s and/or the Company Investment Adviser’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article III; and (2) except for the representations and warranties expressly set forth in Article III, (A) none of the Company, any of its Subsidiaries or the Company Investment Adviser makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Mergers and Parent and Acquisition Sub are not relying on (and Parent and Acquisition Sub shall have no claim against the Company, any of its Subsidiaries, the Company Investment Adviser or any Portfolio Companies or their respective Representatives in respect of, other than in the case of intentional fraud) any such representation or warranty and (B) no Person has been authorized by the Company, any of its Subsidiaries or the Company Investment Adviser to make any representation or warranty relating to itself or its business or otherwise in connection with the Mergers, and if made, such representation or warranty must not be relied upon by Parent or Acquisition Sub as having been authorized by such entity.
Section 4.29 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, or any certificate delivered hereunder, neither Parent nor any other Person on behalf of Parent makes any express or implied representation or warranty with respect to Parent, any of its Subsidiaries, or any Portfolio Company, or with respect to any other information provided to the Company or any of its Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither Parent nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, Parent Forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV or in any certificate delivered hereunder. Nothing in this Section 4.29 shall apply to or limit any claim for intentional fraud.
ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PARENT EXTERNAL ADVISER
The Parent External Adviser hereby represents and warrants to the Company as follows:
Section 5.1 Organization and Qualification. The Parent External Adviser is a limited liability company, duly formed, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its formation and has the requisite limited liability company power and authority to conduct its business as it is now being conducted, except where the failure to be in good standing or to have such power and authority would not reasonably be expected to have an Adviser Material Adverse Effect. The Parent External Adviser is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have an Adviser Material Adverse Effect. The Parent External Adviser has made available to the Company a copy of its articles of formation, limited liability company agreement (or equivalent organizational or governing documents), and other organizational or governing documents, agreements or arrangements (all such certificates, organizational and governance documents, the “Parent External Adviser Documents”), each as amended to date, as currently in effect, such Parent External Adviser Documents are in full force and effect and the Parent External Adviser is not in violation of any provision of any such documents.
Section 5.2 Authority Relative to Agreement.
(a) The Parent External Adviser has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Parent External Adviser, and the consummation by the Parent External Adviser of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by the Parent External Adviser, and no other corporate action or proceeding on the part of the Parent External Adviser is necessary to authorize the execution, delivery and performance of this Agreement by the Parent External Adviser and the consummation by the Parent External Adviser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Parent External Adviser and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of the Parent External Adviser, enforceable against the Parent External Adviser in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement by the Parent External Adviser nor the consummation by the Parent External Adviser of the transactions contemplated hereby will (i) violate any provision of any Parent External Adviser Documents, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 5.3 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law applicable to the Parent External Adviser or by which any property or asset of the Parent External Adviser is bound or affected, or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, or require the consent, or notice to or filing with any Third Party pursuant to, any Contract to which the Parent External Adviser is a party or by which its properties or assets are bound, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Parent External Adviser other than, in the case of clauses (ii) and (iii), any such consent, notice, filing, conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not reasonably be expected to have an Adviser Material Adverse Effect.
Section 5.3 Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Parent External Adviser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (a) an amendment to the Parent External Adviser’s Schedule 13D and (b) any such Consent, registration, declaration, filing or notices the failure of which to be obtained or made would not reasonably be expected to have an Adviser Material Adverse Effect.
Section 5.4 Permits; Compliance with Laws.
(a) The Parent External Adviser is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for the Parent External Adviser to carry on its business as it is now being conducted (the “Parent External Adviser Permits”), and no suspension or cancellation of any of the Parent External Adviser Permits is pending or, to the Knowledge of the Parent External Adviser, threatened, except where the failure to be in possession of, or the suspension or cancellation of, any of the Parent External Adviser Permits would not have an Adviser Material Adverse Effect.
(b) The Parent External Adviser is in compliance, and has been operated in compliance, in all material respects, with all Applicable Law, including, if any to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act, other than as would not reasonably be expected to have an Adviser Material Adverse Effect. The Parent External Adviser has not received any written or, to the Knowledge of the Parent External Adviser, oral notification from a Governmental Authority of any material non-compliance with any Applicable Law, which non-compliance would reasonably be expected to have a Adviser Material Adverse Effect.
(c) The Parent External Adviser (i) is and has been at all times in compliance with the applicable money laundering Laws applicable to the Parent External Adviser and (ii) has not, directly or indirectly, taken any action that would cause the Parent External Adviser to be in violation of the FCPA, or any other anticorruption or anti-bribery Laws applicable to the Parent External Adviser, other than, any non-compliance that would not reasonably be expected to have an Adviser Material Adverse Effect.
(d) The Parent External Adviser is not in default or violation of any (i) Applicable Law or (ii) the Parent External Adviser Permits, except for any such defaults or violations that would not reasonably be expected to have an Adviser Material Adverse Effect.
(e) Since January 1, 2019, the Parent External Adviser has filed (after giving effect to any extensions) all Regulatory Documents that were required to be filed with any Governmental Authority, other than such failures to file that would not, individually or in the aggregate, reasonably be expected to have an Adviser Material Adverse Effect.
(f) The Parent External Adviser is, and at all times required by the Investment Advisers Act since January 1, 2019 has been, duly registered as an investment adviser under the Investment Advisers Act. The Parent External Adviser is, and at all times required by Applicable Law (other than the Investment Advisers Act) since January 1, 2019 has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business required such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not reasonably be expected to have an Adviser Material Adverse Effect. Parent has made available to the Company a complete and correct copy of the Form ADV of the Parent External Adviser as in effect on the date of this Agreement.
(g) No “affiliated person” (as defined under the Investment Company Act) of the Parent External Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of the Parent External Adviser, threatened that would result in any such disqualification.
(h) The Parent External Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to the Company) and, during the period prior to the date of this Agreement that the Parent External Adviser has been the investment adviser to the Parent, the Parent External Adviser has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.
(i) The Parent Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither Parent nor the Parent External Adviser is in default under the Parent Investment Advisory Agreement, except where such default would not have an Adviser Material Adverse Effect. The Parent Investment Advisory Agreement is a valid and binding obligation of the Parent External Adviser; provided, that such enforcement may be subject to the Bankruptcy and Equity Exception. There is no Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened, and, to the Knowledge of the Parent External Adviser, there do not exist any facts or circumstances which would reasonably be expected to adversely affect the registration of the Parent External Adviser as an investment adviser under the Investment Advisers Act or the ability of an investment adviser to perform its obligations under the Parent Investment Advisory Agreement.
(j) Neither the Parent External Adviser nor any “affiliated person” (as defined in the Investment Company Act) of the Parent External Adviser is ineligible pursuant to Sections 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser to a registered investment company (or BDC), nor is there any Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened by any Governmental Authority that would result in the ineligibility of the Parent External Adviser or any such “affiliated person” to serve as an investment adviser to a registered investment company (or BDC) pursuant to Sections 9(a) or 9(b) of the Investment Company Act. Neither the Parent External Adviser nor any “person associated with” (as defined in the Investment Advisers Act) the Parent External Adviser is ineligible pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a “person associated with” an investment adviser, nor is there any Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened by any Governmental Authority that would result in the ineligibility of the Parent External Adviser or any such “person associated with” the Parent External Adviser to serve in any such capacities pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act.
(k) As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened against the Parent External Adviser that would have an Adviser Material Adverse Effect, nor is there any judgment of any Governmental Authority outstanding against, or, to the Knowledge of the Parent External Adviser, investigation by any Governmental Authority involving, the Parent External Adviser that would have an Adviser Material Adverse Effect.
(l) Since December 31, 2020, there has been no material adverse change in the operations, affairs or regulatory status of the Parent External Adviser.
Section 5.5 Litigation. As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of Parent, threatened against the Parent External Adviser that would have an Adviser Material

Adverse Effect, nor is there any judgment of any Governmental Authority outstanding against, or, to the Knowledge of Parent, investigation by any Governmental Authority involving, the Parent External Adviser that could reasonably be expected to have an Adviser Material Adverse Effect.
Section 5.6 Information Supplied. None of the information supplied or to be supplied by or on behalf of the Parent External Adviser expressly for inclusion or incorporation by reference in (a) the Form N-14 will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the Joint Proxy Statement will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent and at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Parent External Adviser regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein).
Section 5.7 Sufficient Funds. The Parent External Adviser has access to as of the date of this Agreement, and will have on the Closing Date, sufficient funds to pay the Cash Consideration pursuant to the terms and conditions of this Agreement.
Section 5.8 No Other Representations and Warranties. Except for the representations and warranties contained in this Article V or any certificate delivered hereunder, neither the Parent External Adviser nor any other Person on behalf of the Parent External Adviser makes any express or implied representation or warranty with respect to Parent, Acquisition Sub, the Parent External Adviser, any of their respective Subsidiaries, or any Portfolio Company, or with respect to any other information provided to the Company or any of its Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither the Parent External Adviser nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, Parent Forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article V or in any certificate delivered hereunder. Nothing in this Section 5.8 shall apply to or limit any claim for intentional fraud.
ARTICLE VI

COVENANTS AND AGREEMENTS
Section 6.1 Conduct of Business by the Company Pending the First Merger. The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (a) as may be required by Law, (b) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth in Section 6.1 of the Company Disclosure Letter: (x) the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to conduct the business of the Company and its Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects (it being agreed that those actions taken by the Company and its Subsidiaries specifically in response to COVID-19 that are consistent in all material respects with the types of actions taken by such Persons in response to COVID-19 since the onset of COVID-19 and prior to the date of this Agreement, shall be deemed to be in all material respects in the ordinary course) (provided that (1) no action by the Company or its Subsidiaries with respect to matters specifically addressed by any other provisions of this Section 6.1 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions, and (2) the failure by the Company or any of its Subsidiaries to take any action prohibited by clauses (a) through (q) below will not be deemed to be a breach of this clause (x)); and (y) the Company shall not, and shall not permit any of its Subsidiaries to take any of the following actions:
(a) amend or otherwise change the Company’s Charter or the Company’s Bylaws (or, in any material respect, such equivalent organizational or governing documents of any of its Subsidiaries);
(b) except for transactions among the Company and its wholly owned Subsidiaries, split, combine, reclassify, redeem, purchase, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests of the Company or its Subsidiaries (other than any wholly owned Subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;
(c) except for transactions solely among the Company and its wholly owned Subsidiaries, issue, sell, pledge, dispose, encumber or grant any (i) shares of the Company’s or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of the Company’s or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries;
(d) declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company’s or any of its Subsidiaries’ capital stock or other equity interests, other than (A) dividends and distributions paid by any Subsidiary of the Company to the Company or any of its Subsidiaries, (B) regular cash distributions payable by the Company in an aggregate amount not to exceed $0.03 per Company Common Share per quarter, or (C) a Tax Dividend;
(e) acquire or dispose of (including by merger, consolidation or acquisition or disposition of stock or assets), or lease or license or otherwise sell, transfer or encumber, any material assets other than Acquired Investments, except (i) acquisitions among the Company and its wholly-owned Subsidiaries or (ii) acquisitions of assets with aggregate purchase prices not exceeding $5,000,000; provided, that this Section 6.1(e) does not apply with respect to Acquired Investments, which are covered by Section 6.1(h) and Section 6.1(i);
(f) incur any Indebtedness or guarantee any Indebtedness of any Person;
(g) other than as specified in Section 6.1(g) of the Company Disclosure Letter, amend in any material respect any Company Material Contract which cannot be terminated without material penalty upon notice of thirty (30) days or less; provided, that this Section 6.1(g) does not apply with respect to Acquired Investments, which are covered by Section 6.1(m);
(h) other than as specified in Section 6.1(h) of the Company Disclosure Letter, make any investments (including a loan, guarantee, equity investment, cash contribution or otherwise) (i) with respect to any Portfolio Company in which a Specified Investment has been made, (ii) with respect to an existing Portfolio Company other than one in which a Specified Investment has been made, that are greater in the aggregate than the lesser of (x) 10% of the fair market value of the existing investments in such Portfolio Company as of June 30, 2021 as reflected in the Schedule of Investments included in the Company’s quarterly report on Form 10-Q filed with the SEC on August 13, 2021 and (y) $500,000 or (iii) in any Portfolio Company in which the Company does not own an investment as of the date of this Agreement;
(i) dispose of (including by merger, consolidation or acquisition or disposition of stock or assets), forgive any amount under or lease or license or otherwise sell, transfer or encumber, all or any portion of an Acquired Investment, other than (i) the sale of an Acquired Investment listed in Section 6.1(i) of the Company Disclosure Letter for cash consideration not less than 98% of the value of such investment as set forth in Section 6.1(i) of the Company Disclosure Letter or (ii) sales of assets with an aggregate fair market value as of June 30, 2021 as reflected in the Schedule of Investments included in the Company’s quarterly report on Form 10-Q filed with the SEC on August 13, 2021 not exceeding $5,000,000 for cash consideration not less than 98% of the value set forth in such Schedule of Investments; provided, that the Company and its Subsidiaries shall be permitted to encumber assets, including Acquired Investments, to the extent required to take such action under the Existing Loan Agreement;

(j) make any material change to its methods of accounting, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), (ii) to permit the audit of the Company’s financial statements in compliance with GAAP, (iii) as required by a change in Applicable Law or (iv) as disclosed in the Company SEC Documents prior to the date hereof;
(k) (i) make, change or revoke any material Tax election, (ii) change any material method of Tax accounting other than in the ordinary course of business, (iii) file any material amended Tax Return other than in the ordinary course of business, (iv) settle or compromise any audit or proceeding relating to a material amount of Taxes, (v) agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes; (vi) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Law) with respect to any material Tax or (vii) surrender any right to claim a material Tax refund;
(l) change the Company’s investment objectives, or enter into a new line of business outside the Company’s investment objectives, in each case as described in the Company SEC Documents (provided, that this prohibition does not apply to any Portfolio Company);
(m) (i) modify, amend or waive any of the material terms, covenants or conditions of any Acquired Loan Documents or Equity Governing Documents relating to (w) any Acquired Investment with a fair market value equal to or greater than $3,500,000 as of June 30, 2021 as reflected in the Schedule of Investments included in the Company’s quarterly report on Form 10-Q filed with the SEC on August 13, 2021, (x) any Acquired Investment that is a Control Investment of the Company as of the date hereof, (y) any Acquired Investment set forth in Section 6.1(m) of the Company Disclosure Letter (collectively, the “Specified Investments”) or (z) any Acquired Investment in a Portfolio Company that is in default under the applicable Acquired Loan Documents or Equity Governing Documents, or (ii) authorize the acceleration or prepayment (partial or in full) (other than a prepayment at the option of a borrower) of (w) any Acquired Investment with a fair market value equal to or greater than $3,500,000 as of June 30, 2021 as reported in the Schedule of Investments included in the Company’s quarterly report on Form 10-Q filed with the SEC on August 13, 2021, (x) any Acquired Investment that is a Control Investment of the Company as of the date hereof, (y) any Specified Investment or (z) any Acquired Investment in a Portfolio Company that is in default under the applicable Acquired Loan Documents or Equity Governing Documents; provided, however, that it shall not be a violation of this Section 6.1(m) if any such modification, amendment, waiver or acceleration or prepayment was not proposed, approved or consented to by the Company or any of its Subsidiaries;
(n) adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company;
(o) (i) increase the compensation or benefits payable or that may become payable to any of its directors, (ii) enter into, adopt, or establish any employee benefit plan, program, agreement, arrangement or policy, including without limitation any employment, severance, change of control or retention agreement or “employee benefit plan” within the meaning of Section 3(3) of ERISA or (iii) hire any employee or individual consultant;
(p) modify any provision of the Acquired Loan Documents that (i) alters the order of application of proceeds or the pro rata sharing of payments required thereby, (ii) alters the provisions relating to maturity, lender commitments, mandatory prepayments, scheduled amortization, interest rates (including the composition thereof), subordination and/or intercreditor arrangements, lender consent requirements or amendments or (iii) releases any security or Acquired Loan Collateral for any Acquired Loan (other than releases required under the applicable Acquired Loan Documents or the ordinary course release of funds from escrow or reserve accounts required by the applicable Acquired Loan Documents); provided, however, that it shall not be a violation of this Section 6.1(p) if any such modification was not proposed, approved or consented to by the Company or any of its Subsidiaries; or
(q) enter into any agreement to do any of the foregoing.

Section 6.2 Conduct of Business by Parent Pending the First Merger. Parent covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (a) as may be required by Law, (b) as may be agreed in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth in Section 6.2 of the Parent Disclosure Letter: (x) Parent shall, and shall cause its Subsidiaries to, use reasonable best efforts to conduct the business of Parent and its Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects (it being agreed that those actions taken by the Parent and its Subsidiaries specifically in response to COVID-19 that are consistent in all material respects with the types of actions taken by such Persons in response to COVID-19 since the onset of COVID-19 and prior to the date of this Agreement, shall be deemed to be in all material respects in the ordinary course) (provided that (1) no action by Parent or its Subsidiaries with respect to matters specifically addressed by any other provisions of this Section 6.2 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions, and (2) the failure by Parent or any of its Subsidiaries to take any action prohibited by clauses (a) through (l) below will not be deemed to be a breach of this clause (x)); and (y) Parent shall not, and shall not permit any of its Subsidiaries to, take any of the following actions:
(a) amend or otherwise change the Parent Organizational Documents (or, in any material respect, such equivalent organizational or governing documents of any of its Subsidiaries);
(b) except for transactions among Parent and its wholly owned Subsidiaries, split, combine, reclassify, redeem, purchase, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests of Parent or its Subsidiaries (other than any wholly owned Subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;
(c) except for transactions solely among Parent and its wholly owned Subsidiaries or in connection with the Parent dividend reinvestment plan, issue, sell or grant any (i) shares of its or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of its or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Parent or any of its Subsidiaries;
(d) declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to Parent’s or any of its Subsidiaries’ capital stock or other equity interests, other than (A) dividends and distributions paid by any Subsidiary of Parent to Parent or any of its Subsidiaries, (B) regular quarterly cash distributions payable by Parent on a quarterly basis consistent with past practices and Parent’s investment objectives and policies as publicly disclosed on or prior to the date hereof or (C) the authorization and payment of any dividend or distribution necessary for Parent to maintain its qualification as a RIC, as reasonably determined by Parent;
(e) acquire or dispose of (including by merger, consolidation or acquisition or sale of stock or assets) or lease or license or otherwise sell or transfer, except in respect of any such transaction solely among Parent and its wholly owned Subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof outside the ordinary course of business in a transaction that would require approval of the Parent’s stockholders or would reasonably be expected to require a material delay (i.e, more than ten (10) days) in preparing or mailing the Form N-14, a material delay or postponement in the timing of the Parent Stockholders’ Meeting or a material delay in the closing of the First Merger (for the avoidance of doubt, acquisitions and sales of Portfolio Companies, interests therein or assets thereof in the ordinary course of Parent’s business consistent with past practice and in accordance with Parent’s investment objectives, policies, and restrictions are not prohibited by this Section 6.2(e));
(f) make any material change to its methods of accounting, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), (ii) to permit the audit of Parent’s financial statements in compliance with GAAP, (iii) as required by a change in Applicable Law or (iv) as disclosed in the Parent SEC Documents prior to the date hereof;

(g) (i) make, change or revoke any material Tax election, (ii) change any material method of Tax accounting other than in the ordinary course of business, (iii) file any material amended Tax Return other than in the ordinary course of business, (iv) settle or compromise any audit or proceeding relating to a material amount of Taxes, (v) agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes; (vi) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Law) with respect to any material Tax or (vii) surrender any right to claim a material Tax refund;
(h) change Parent’s investment objectives or enter into a new line of business outside Parent’s investment objectives, in each case as described in the Parent SEC Documents (provided, that this prohibition does not apply in any way to any Portfolio Company);
(i) adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Parent;
(j) amend, terminate, modify or waive any material rights under the Parent Investment Advisory Agreement in a manner adverse to Parent;
(k) (i) increase in any material respect the compensation or benefits payable or that may become payable to any of its directors or (ii) enter into, adopt, or establish any employee benefit plan, program, agreement, arrangement or policy, including without limitation any employment, severance, change of control or retention agreement or “employee benefit plan” within the meaning of Section 3(3) of ERISA; or
(l) enter into any agreement to do any of the foregoing.
Section 6.3 Preparation of the Form N-14 and the Joint Proxy Statement; Stockholder Meetings.
(a) (i) The Company and Parent shall cooperate to prepare the Joint Proxy Statement and the Form N-14 as promptly as practicable after the execution of this Agreement, and (ii) Parent shall file with the SEC the Form N-14, in which the Joint Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of the Parent Common Stock to be issued in the First Merger as promptly as practicable following the date of this Agreement but no later than forty (40) Business Days following the date of this Agreement. Each of Parent and the Company shall use its reasonable best efforts to (i) cause the Form N-14 and the Joint Proxy Statement, respectively, to comply with the applicable rules and regulations promulgated by the SEC and (ii) have the Form N-14 declared effective under the Securities Act as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, Parent shall take all action reasonably required to be taken under any applicable state securities Laws in connection with the issuance of Parent Common Stock in connection with the First Merger. Each of Parent and the Company shall furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and the Joint Proxy Statement. As promptly as practicable after the Form N-14 shall have become effective, each of Parent and the Company shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to their respective stockholders. No filing of, or amendment or supplement to, the Form N-14 will be made by Parent, and no filing of, or amendment or supplement to, the Joint Proxy Statement will be made by the Company, in each case without providing the other party with a reasonable opportunity to review and comment thereon. If, at any time prior to the Effective Time, any information relating to Parent, the Parent External Adviser, the Company or any of their respective Affiliates, directors or officers, should be discovered by Parent, the Parent External Adviser, or the Company which should be set forth in an amendment or supplement to either the Form N-14 or the Joint Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be prepared and, following a reasonable opportunity for the other party (and its counsel) to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Parent and the Company. Each party shall notify the other promptly of the time when the Form N-14 has become effective, of the issuance of any stop order or suspension of the qualification of the Parent Common Stock issuable in connection with the First Merger for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Joint Proxy Statement or the Form N-14 or for additional information and shall supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Joint Proxy Statement, the Form N-14 or the First Merger.
(b) Subject to the earlier termination of this Agreement in accordance with Article VIII, the Company shall, as soon as reasonably practicable following the effectiveness of the Form N-14, duly call, give notice of, convene (on a date selected by the Company in consultation with Parent, which date is intended to be the date of the Parent Stockholders’ Meeting) and hold a meeting of its stockholders (the “Company Stockholders’ Meeting”) for the purpose of seeking the Company Stockholder Approval and shall not submit any other proposal to such stockholders in connection with the Company Stockholders’ Meeting without prior written consent of Parent; provided that the Company may postpone or adjourn to a later date the Company Stockholders’ Meeting (i) with the written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) for the absence of a quorum (not to exceed 120 days from the original record date), (iii) to allow reasonable additional time (not to exceed 120 days from the original record date) to obtain approval of the First Merger or solicit additional proxies if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to approve the First Merger or any other matter on which the stockholders are voting, whether or not a quorum is present, (iv) if required by Applicable Law or (v) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Company Board (after consultation with outside legal counsel), the failure to do so would be inconsistent with the Company directors’ duties under Applicable Law. If the Company Board has not made a Company Adverse Recommendation Change, the Company shall, through the Company Board, make the Company Recommendation, and shall include such Company Recommendation in the Joint Proxy Statement, and use its reasonable best efforts to lawfully solicit from its stockholders proxies in favor of the approval of the First Merger. Except as expressly permitted in Section 6.6, neither the Company Board nor any committee thereof shall (x) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Company Recommendation, in each case in a manner materially adverse to Parent, (y) fail to include the Company Recommendation in the Joint Proxy Statement or (z) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal ((x), (y) and (z) being referred to as a “Company Adverse Recommendation Change”). Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the parties hereunder shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Competing Proposal (whether or not a Superior Proposal) or any Intervening Event.
(c) Subject to the earlier termination of this Agreement in accordance with Article VIII, Parent shall, as soon as practicable following the effectiveness of the Form N-14, duly call, give notice of, convene (on a date selected by Parent in consultation with the Company, which date is intended to be the date of the Company Stockholders’ Meeting) and hold a meeting of its stockholders (the “Parent Stockholders’ Meeting”) for the purpose of seeking the Parent Stockholder Approval and shall not submit any other proposal to such stockholders in connection with the Parent Stockholders’ Meeting without prior written consent of the Company; provided that Parent may postpone or adjourn to a later date the Parent Stockholders’ Meeting (i) for the absence of a quorum, (ii) to allow reasonable additional time (not to exceed 120 days from the original record date) to obtain approval of the First Merger or solicit additional proxies if Parent has not received proxies representing a sufficient number of shares of Parent Common Stock to approve the Parent Stockholder Approval matters, whether or not a quorum is present, (iii) if required by Applicable Law or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Parent Board (after consultation with outside legal counsel), the failure to do so would be inconsistent with its duties under Applicable Law. Neither the Parent Board nor any committee thereof shall (x) withhold, withdraw, modify, qualify, or propose publicly to withhold, withdraw, modify or qualify the Parent Recommendation, in each case in a manner materially adverse to the Company or (y) fail to include the Parent Recommendation in the Joint Proxy Statement.

Section 6.4 Appropriate Action; Consents; Filings.
(a) Subject to the terms and conditions of this Agreement (including the limitations set forth in Section 6.6), the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the First Merger set forth in Article VII to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a Proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger; (ii) the defending of any lawsuits or other legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including the First Merger, performed or consummated by such party in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement. To the extent required by Applicable Law, each of the parties hereto shall, as promptly as reasonably practicable after the execution of this Agreement, make and not withdraw its respective filings under the HSR Act, and thereafter make any other applications and filings as reasonably determined by the Company and Parent under other applicable Antitrust Laws with respect to the transactions contemplated hereby as promptly as practicable, but in no event later than as required by Law.
(b) Notwithstanding anything to the contrary in this Agreement, neither of the parties hereto will have any obligation to take or commit to take any actions under this Section 6.4 that would or would reasonably be expected to result in either a Parent Material Adverse Effect or a Company Material Adverse Effect.
(c) In connection with and without limiting the efforts referenced in this Section 6.4, each of the parties hereto will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a Governmental Authority or in connection with any Proceeding initiated by a private party, including immediately informing the other party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, or in connection with any Proceeding initiated by a private party, to any other Person, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority, or in connection with any Proceeding initiated by a private party, between either party and any other Person with respect to this Agreement. In addition, each of the parties hereto will give reasonable notice to and consult with the other in advance of any meeting or conference with any Governmental Authority, or in connection with any Proceeding by a private party, with any other Person, and to the extent permitted by the Governmental Authority or other Person, give the other the opportunity to attend and participate in such meeting or conference.
Section 6.5 Access to Information; Confidentiality.
(a) Upon reasonable notice, the Company shall (and shall cause each of its Subsidiaries to) afford reasonable access to Parent’s Representatives, in a manner not disruptive to the operations of the business of the Company and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the properties, books and records of the Company and its Subsidiaries, to the officers of the Company and to the personnel of the Company Investment Adviser (provided, that with respect to the personnel of the Company Investment Adviser the Company shall use reasonable best efforts to provide such access) and, during such period, shall (and shall cause each of its Subsidiaries to) furnish promptly to such Representatives all information concerning the business, properties and personnel of the Company and its Subsidiaries as may reasonably be requested; provided, however, that nothing herein shall require the Company or any of its Subsidiaries to disclose any information to Parent or Acquisition Sub if such disclosure would, in the reasonable judgment of the Company, (i) cause significant competitive harm to the Company or its

Subsidiaries if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law or the provisions of any Contract to which the Company or any of its Subsidiaries is a party or (iii) jeopardize any attorney-client, attorney work product or any other legal privilege; provided, that the parties will use reasonable best efforts to make appropriate substitute arrangements in circumstances where any of the foregoing clauses (i)-(iii) of this Section 6.5(a) applies. No investigation or access permitted pursuant to this Section 6.5(a) shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Parent and the Parent External Adviser agree that it and they will not, and will cause its and their Representatives not to, use any information obtained pursuant to this Section 6.5(a) for any competitive or other purpose unrelated to the consummation of the transactions contemplated hereby. The Confidentiality Agreement shall apply with respect to information furnished by the Company, the Company Investment Adviser, its Subsidiaries and the Company’s officers, employees and other Representatives hereunder.
(b) Upon reasonable notice, Parent shall (and shall cause each of its Subsidiaries and Acquisition Sub to) afford reasonable access to the Company’s Representatives, in a manner not disruptive to the operations of the business of Parent and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the properties, books and records of Parent and its Subsidiaries and to the officers of Parent and the personnel of the Parent External Adviser and, during such period, shall (and shall cause each of its Subsidiaries (including Acquisition Sub) to) furnish promptly to such Representatives all information concerning the business, properties and personnel of Parent and its Subsidiaries (including Acquisition Sub) as may reasonably be requested; provided, however, that nothing herein shall require Parent or any of its Subsidiaries (including Acquisition Sub) to disclose any information to the Company if such disclosure would, in the reasonable judgment of Parent, (i) cause significant competitive harm to Parent or its Subsidiaries (including Acquisition Sub) if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law or the provisions of any Contract to which Parent or any of its Subsidiaries (including Acquisition Sub) is a party or (iii) jeopardize any attorney-client, attorney work product or any or other legal privilege; provided, that the parties will use reasonable best efforts to make appropriate substitute arrangements in circumstances where any of the foregoing clauses (i)-(iii) of this Section 6.5(b) applies. No investigation or access permitted pursuant to this Section 6.5(b) shall affect or be deemed to modify any representation or warranty made by Parent or Acquisition Sub hereunder. The Company agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.5(b) for any competitive or other purpose unrelated to the consummation of the transactions contemplated hereby. The Confidentiality Agreement shall apply with respect to information furnished by Parent, the Parent External Adviser, its Subsidiaries, Acquisition Sub and Parent’s officers, employees and other Representatives hereunder.
Section 6.6 No Solicitation.
(a) Subject to Section 6.6(c), the Company shall, and shall cause its Subsidiaries and instruct its Representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”). The Company shall promptly demand that each Person (other than Parent or its Representatives) that has heretofore executed a confidentiality agreement with respect to the Company’s potential consideration of a Competing Proposal immediately return or destroy all confidential information heretofore furnished to such Person (for the avoidance of doubt, subject to the ability of such Person to retain such confidential information consistent with the express terms of such confidentiality agreement) and immediately terminate all physical and electronic data room access previously granted to any such Person, its Subsidiaries or any of their respective Representatives with respect to any Competing Proposal. Until the Effective Time (or, if earlier, the termination of this Agreement), the Company shall, as promptly as reasonably practicable, and in any event within two (2) Business Days of receipt by it or any of its Representatives of any Inquiry or Competing Proposal, deliver to Parent a written notice setting forth: (A) the identity of the Third Party making such Competing Proposal or Inquiry and (B) if applicable, the material terms and conditions of any such Competing Proposal and copies of any written materials received by the Company in connection with any of the foregoing. The Company shall keep Parent reasonably informed of the status and material terms and conditions (including amendments or proposed amendments) of any such Inquiry or Competing Proposal.

(b) Except as otherwise expressly permitted by this Section 6.6, until the Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause its Subsidiaries and instruct its Representatives not to, directly or indirectly, (i) initiate, solicit or knowingly encourage or facilitate (including by way of furnishing or disclosing non-public information) any Inquiries or the making, submission or implementation of any Competing Proposal, (ii) enter into any agreement, arrangement or discussions with respect to any Competing Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate the Merger (collectively, a “Competing Agreement”), or (iii) initiate or engage in any way in negotiations or discussions with respect to, or that could reasonably be expected to lead to, a Competing Proposal (it being understood that the Company may inform Persons of the provisions contained in this Section 6.6 and shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any Third Party with respect to the Company or any of its Subsidiaries to allow such Third Party to submit a Competing Proposal).
(c) Notwithstanding anything to the contrary in this Agreement, at any time prior to the date that the Company Stockholder Approval is obtained, in the event that the Company (or its Representatives on the Company’s behalf) receives an unsolicited bona fide written Competing Proposal from any Third Party that did not result from a breach of this Section 6.6, (i) the Company and its Representatives may contact such Third Party to clarify the terms and conditions thereof (without the Company Board being required to make the determination in clause (ii) of this Section 6.6(c)) and (ii) the Company and the Company Board and its Representatives may engage or participate in negotiations or substantive discussions with, or furnish any information and other access to, any Third Party making such Competing Proposal and its Representatives, Affiliates and prospective debt and equity financing sources if the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) that such Competing Proposal (A) either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) that failure to consider such Competing Proposal would be inconsistent with the Company directors’ duties under Applicable Law; provided (y) prior to furnishing any material non-public information concerning the Company and its Subsidiaries the Company receives from such Person, to the extent such Person is not already subject to a confidentiality agreement with the Company, a confidentiality agreement containing confidentiality terms that are not materially less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (unless the Company offers to amend the Confidentiality Agreement to reflect such more favorable terms) (it being understood and agreed that such confidentiality agreement need not restrict the making of Competing Proposals (and related communications) to the Company or the Company Board) (an “Acceptable Confidentiality Agreement”), and (z) the Company shall (subject to the terms of any confidentiality agreement existing prior to the date hereof) within twenty-four (24) hours provide or make available to Parent any non-public information concerning it or its Subsidiaries that it provides to any Third Party given such access that was not previously made available to Parent or its Representatives. It is understood and agreed that any contacts, disclosures, discussions or negotiations permitted under this Section 6.6, including any public announcement that the Company or the Company Board has made any determination required under this Section 6.6(c) to take or engage in any such actions (provided that the Company Board expressly publicly reaffirms the Company Recommendation in connection with such public disclosure), shall not constitute a Notice of Adverse Recommendation or otherwise constitute a basis for Parent to terminate this Agreement pursuant to Section 8.1.
(d) Except as otherwise provided in this Agreement, (i) the Company Board shall not effect a Company Adverse Recommendation Change and (ii) the Company Board shall not approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement). Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Company Stockholder Approval, the Company Board may (x) effect a Company Adverse Recommendation Change if, upon the occurrence of an Intervening Event, the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would be inconsistent with the Company directors’ duties under Applicable Law or (y) if the Company has received an unsolicited bona fide written Competing Proposal that did not result from a breach of Section 6.6 that the Company Board has determined in good faith, after consultation with its outside professional advisors, constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit the Company to enter into a definitive agreement with respect to such Superior Proposal (an “Alternative Acquisition Agreement”) concurrently with the termination of this Agreement in accordance with Section 8.1(c)(ii), provided that, in the case of either clause (x) or (y):
(i) the Company shall have provided prior written notice to Parent, at least three (3) Business Days in advance, that it intends to effect a Company Adverse Recommendation Change (a “Notice of Adverse Recommendation”) and/or terminate this Agreement pursuant to Section 8.1(c)(ii) (a “Notice of Superior Proposal”), which notice shall specify in reasonable detail the basis for the Company Adverse Recommendation Change and/or termination and (A) in the case of a Superior Proposal, the identity of the Person or group of Persons making such Superior Proposal and the material terms and conditions thereof and copies of the proposed transaction documents, or (B) in the case of an Intervening Event, reasonable detail regarding the Intervening Event;
(ii) after providing such notice and prior to effecting such Company Adverse Recommendation Change and/or terminating this Agreement pursuant to Section 8.1(c)(ii), the Company shall have negotiated, and shall have caused its Representatives to be available to negotiate, with Parent and Acquisition Sub in good faith (to the extent Parent and Acquisition Sub desire to negotiate) during such three (3) Business Day period to make such adjustments to the terms and conditions of this Agreement as would obviate the need for the Company to effect the Company Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 8.1(c)(ii) (it being understood that any change to the financial terms or other material terms of the Superior Proposal giving rise to a Notice of Superior Proposal shall require a new notice and a new two (2) Business Day period); and
(iii) following the end of such two (2) or three (3), as applicable, Business Day period, the Company Board shall have determined in good faith, after consultation with its outside legal counsel and, with respect to clause (A) below, its financial advisor, taking into account any changes to this Agreement proposed in writing by Parent in response to the Notice of Adverse Recommendation and/or Notice of Superior Proposal, that (A) the Superior Proposal giving rise to the Notice of Superior Proposal continues to be a Superior Proposal or (B) in the case of an Intervening Event, the failure of the Company Board to effect a Company Adverse Recommendation Change would continue to be inconsistent with the Company’s directors’ duties under Applicable Law.
(e) Nothing contained in this Section 6.6 or elsewhere in this Agreement shall be deemed to prohibit the Company or the Company Board or any committee thereof from (i) complying with its disclosure obligations under Applicable Law, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act (or any similar communication to stockholders) or (ii) making any “stop-look-and-listen” communication to stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communications to stockholders of the Company, including any such similar communication in response to a Competing Proposal that is not a tender offer or exchange offer); provided, however, that (x) except as provided in the next sentence, any disclosure made as permitted under clause (i) of this Section 6.6(e) (other than any “stop-look-and-listen” or similar communication) that relates to a Competing Proposal shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Recommendation in connection with such disclosure, and (y) neither the Company nor the Company Board (nor any committee thereof) shall be permitted to recommend any Competing Proposal or otherwise effect a Company Adverse Recommendation Change with respect thereto, except as permitted by this Section 6.6(e).
(f) For purposes of this Agreement:
(i) “Competing Proposal” shall mean any inquiry, proposal, discussions, negotiations or offer from any Person or group (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (other than Parent, Acquisition Sub or any Affiliate thereof) (A) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company or any of its Subsidiaries, (B) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (1) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, twenty percent (20%) or more of the total assets, net revenue or net income of the Company and such its Subsidiaries, taken as a whole, for the 12 month period ending on the last day of the Company’s then most recently completed fiscal quarter, or (2) twenty percent (20%) or more of the outstanding shares of capital stock of, or other equity or voting interests in, the Company or in any of its Subsidiaries, in each case other than the Mergers, or (C) to replace the Company Investment Adviser and become the primary investment adviser to the Company (other than in connection with a transaction covered in the foregoing (A) or (B)), whether or not such change is coupled with a capital infusion into the Company, a purchase of shares of the Company or a commitment to provide credit support to the Company (or an undertaking to make such a capital infusion, purchase of shares or to provide credit support).
(ii) “Superior Proposal” shall mean an unsolicited Competing Proposal (with all percentages in the definition of Competing Proposal increased to fifty percent (50%)) made by a Third Party that did not result from a breach of this Section 6.6 that the Company Board determines in good faith, after consultation with its financial advisor and outside legal advisors, and considering such factors as the Company Board considers to be appropriate, (x) is more favorable from a financial point of view to the Company’s stockholders than the transactions contemplated hereby (including any revisions to the terms of this Agreement committed to by Parent to the Company in writing in response to such Competing Proposal made to the Company under the provisions of Section 6.6(d)), (y) is reasonably likely to be consummated (taking into account, among other things, legal, financial, regulatory and other aspects of such proposal, including any conditions and the identity of the offeror) on a timely basis, and (z) in respect of which any financing required has been determined by the Company Board to be reasonably likely to be obtained as evidenced by a written commitment of a reputable financing source.
Section 6.7 Directors’ and Officers’ Indemnification and Insurance.
(a) Parent and Acquisition Sub agree that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated hereby), now existing in favor of the current or former directors, officers, managers, or employees, as the case may be, of the Company, its Subsidiaries or the Company’s Affiliates, including but not limited to officers and employees of the Company Investment Adviser to the extent related to the management of the Company (collectively, the “D&O Indemnified Parties”) as provided in their respective organizational documents as in effect on the date of this Agreement or in any Contract as in effect on the date hereof shall survive the Mergers and shall continue in full force and effect. Parent shall indemnify, defend and hold harmless, and advance expenses to the D&O Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time (including any matters arising in connection with this Agreement or the transactions contemplated hereby), to the fullest extent that the Company or its Subsidiaries would be permitted by Applicable Law and to the fullest extent required by the organizational documents of the Company or its Subsidiaries as in effect on the date of this Agreement; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim. To the maximum extent permitted by the Laws of the State of Maryland, for a period of six (6) years following the Effective Time, Parent shall cause its and the Surviving Corporation’s (and any of their respective successors’) articles of incorporation, bylaws or other organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the D&O Indemnified Parties than those set forth in the Company’s and its Subsidiaries’ organizational documents as of the date of this Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.
(b) Without limiting the provisions of Section 6.7(a), to the fullest extent that the Company would be permitted by Applicable Law to do so, Parent shall: (i) indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, Proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, Proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of the Company, the Company Investment Adviser or any of the Company’s Subsidiaries prior to the Effective Time; or (B) this Agreement or the transactions contemplated hereby; and (ii) pay in advance of the final disposition of any such claim, Proceeding or investigation the expenses (including attorneys’ fees) of any D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined that such D&O Indemnified Party is not entitled to be indemnified by Applicable Law. Any determination required to be made with respect to whether the conduct of any D&O Indemnified Party complies or complied with any applicable standard shall be made by independent legal counsel selected by the D&O Indemnified Party, which counsel shall be reasonably acceptable to Parent, and the reasonable fees of such counsel shall be paid by Parent. Notwithstanding anything to the contrary contained in this Section 6.7(b) or elsewhere in this Agreement, Parent shall not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, Proceeding or investigation, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, Proceeding or investigation from all liability arising out of such claim, Proceeding or investigation.
(c) Parent shall, and shall cause its Subsidiaries to purchase and maintain in full force and effect a six (6) year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties, or any other Person entitled to the benefit of this Section 6.7, as applicable, than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by the Company as of the date of this Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated hereby (provided that Parent shall not be required to pay an annual premium for such insurance in excess of three hundred percent (300%) of the aggregate annual premiums currently paid by the Company on an annualized basis, but in such case shall purchase as much of such coverage as possible for such amount). Parent and Parent External Adviser shall not, and shall not permit their respective Subsidiaries to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Effective Time.
(d) The D&O Indemnified Parties to whom this Section 6.7 applies shall be third-party beneficiaries of this Section 6.7. The provisions of this Section 6.7 are intended to be for the benefit of each D&O Indemnified Party and his or her successors, heirs or representatives. Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any D&O Indemnified Party in enforcing its indemnity and other rights under this Section 6.7. Notwithstanding any other provision of this Agreement, this Section 6.7 shall survive the consummation of the Mergers indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent and the Surviving Corporation, and shall be enforceable by the D&O Indemnified Parties and their successors, heirs or representatives.
Section 6.8 Notification of Certain Matters. Subject to Applicable Law, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Mergers or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, and (b) any claims, investigations or Proceedings commenced or, to such party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to this Agreement, the Mergers or the transactions contemplated hereby.
Section 6.9 Public Announcements. Except as otherwise contemplated by Section 6.6 (and, for the avoidance of doubt, nothing herein shall limit the rights of the Company or the Company Board under Section 6.6), prior to any Company Adverse Recommendation Change, the Company, Parent and Acquisition Sub shall consult with each other before issuing any press release or public announcement with respect to this Agreement or the transactions contemplated hereby, and none of the parties or their Affiliates shall issue any such press release or public announcement prior to obtaining the other parties’ consent (which consent shall not be unreasonably withheld or delayed), except that no such consent shall be necessary to the extent disclosure may be required by Law, Order or applicable stock exchange rule or any listing agreement of any party hereto.

The Company may, without Parent or Acquisition Sub’s consent, communicate to its employees, Portfolio Companies, customers, suppliers and consultants in a manner consistent with prior communications of the Company or is consistent with a communications plan previously agreed to by Parent and the Company in which case such communications may be made consistent with such plan.
Section 6.10 Acquisition Sub. Parent will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under this Agreement and to consummate the First Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Acquisition Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement.
Section 6.11 No Control of the Other Party’s Business.
(a) Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
(b) Nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct the operations of Parent or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
Section 6.12 Rule 16b-3 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps as may be required to cause any dispositions or deemed dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions or deemed acquisitions of Parent Common Stock (including derivative securities with respect to Parent Common Stock) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 under the Exchange Act, to the extent permitted by Applicable Law.
Section 6.13 Repayment of Existing Loan Agreement. At least five (5) Business Days prior to the Closing Date, the Company shall deliver to Parent a draft copy of one or more customary payoff letters (and applicable Lien releases providing that all Liens and all guarantees in connection therewith related to the assets and properties of the Company and its Subsidiaries securing such obligations shall automatically and permanently be, released and terminated upon the payment of the applicable payoff amount on the Closing Date) in form reasonably acceptable to Parent, in each case from the “Administrative Agent” and/or the “Collateral Agent”, as applicable, under the Existing Loan Agreement (subject to delivery of funds as arranged by Parent) (collectively, the “Payoff Letters” and, on or prior to the Closing Date, the Company shall deliver to Parent an executed copy of the Payoff Letters to be effective upon the Closing. The Company shall, and shall cause its Subsidiaries to, deliver all the documents required for the termination of commitments under the Existing Loan Agreement, subject to the occurrence of the Closing and the repayment in full of all obligations then outstanding thereunder (using funds arranged by Parent).
Section 6.14 Certain Tax Matters.
(a) For United States federal income Tax purposes, (i) the parties intend that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”), and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which the Company, Parent and Acquisition Sub are parties under Section 368(b) of the Code.
(b) Each of the Company, Parent, and Acquisition Sub shall use its reasonable best efforts to cause the Mergers to qualify for the Intended Tax Treatment, including by not taking any action that such party knows is reasonably likely to prevent such qualification. Each of the Company, Parent, and Acquisition Sub shall report the Mergers and the other transactions contemplated hereby in a manner consistent with the Intended Tax Treatment.

(c) Each of the Company and Parent shall use its reasonable best efforts to obtain the Tax opinion described in Section 7.3(d), including making representations and covenants requested by Tax counsel in order to render such Tax opinion. Prior to the Effective Time (or at such other times as requested by counsel), each of Parent and the Company shall execute and deliver to Tax counsel, tax representation letters (which will be used in connection with the Tax opinion described in Section 7.3(d)). Each of the Company, Parent and Acquisition Sub shall use its reasonable best efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations and covenants made to Tax counsel in furtherance of such Tax opinion.
(d) To the extent necessary, Company, Parent and Acquisition Sub shall work together in good faith to effect the combination contemplated by this Agreement using an alternative structure that would be tax-free to the extent of the Share Consideration in the event that (i) the Intended Tax Treatment cannot be achieved, or (ii) the Tax opinion described in Section 7.3(d) is not issued with respect to the transactions contemplated hereby.
(e) During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) Parent shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of Company take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Parent to fail to qualify as a RIC, and (ii) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of Parent, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC.
Section 6.15 Stock Exchange Listing. Parent shall use its best efforts to cause the shares of Parent Common Stock to be issued in connection with the First Merger to be listed on the NYSE, subject to official notice of issuance, prior to the Effective Time.
Section 6.16 Takeover Statutes and Provisions. None of the Company, Parent or Acquisition Sub will take any action that would cause the First Merger and related transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Company and Parent shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the First Merger from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.
Section 6.17 Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by the Company’s stockholders or Parent’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the transactions contemplated hereby. Each of Parent and the Company (a) shall provide the other party with prompt written notice of any such Proceeding brought by its stockholders and shall keep the other party reasonably informed of any material developments in connection therewith and (b) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
Section 6.18 Update to NAV. No later than close of business on the tenth (10th) Business Day immediately following the end of each calendar month ending after the date of this Agreement, the Company shall deliver to Parent its estimated NAV as of the end of such month.
Section 6.19 Coordination of Dividends. Parent and the Company shall coordinate with each other in designating the record and payment dates for any dividends or distributions to its stockholders, including a Tax Dividend, declared in accordance with this Agreement in any calendar quarter in which the Closing Date might occur.
Section 6.20 Credit Support Agreement; Parent Trading Plan.
(a) Promptly following the Closing, the Parent External Adviser and Parent shall enter into a credit support agreement to be prepared in reasonable consultation with the Company on or prior to the Closing Date, providing for enhancement of shareholder credit in an aggregate amount of $100,000,000 on substantially the terms set forth on Exhibit B.

(b) Promptly following the Closing, the Parent Board shall announce Parent’s commitment (the “Parent Trading Plan”) to purchase up to $30,000,000 (the “Maximum Purchase Amount”) worth of shares of Parent Common Stock in the aggregate in open market transactions, at the then-current market price, if the shares of Parent Common Stock trade below the target net asset value per share set forth in Section 6.20(b) of the Parent Disclosure Letter, during the twelve (12) month period commencing upon the first day of the Parent Trading Plan, subject to Parent’s compliance with its covenant and regulatory requirements. The actual amount of Parent Common Stock purchased under the Parent Trading Plan will be the Maximum Purchase Amount times a fraction, the numerator of which is the total number of trading days during such 12-month period on which the closing price of a share of Parent Common Stock on the NYSE is less than the target net asset value per share set forth in Section 6.20(b) of the Parent Disclosure Schedule, and the denominator of which is the total number of trading days in such 12-month period. Purchases made pursuant to the Parent Trading Plan shall be in accordance with Rule 10b-18 under the Exchange Act.
Section 6.21 Company Advisory Agreement. The Company covenants and agrees that the Company Board shall, consistent with the requirements of Section 15 of the Investment Company Act, take, or cause to be taken, all commercially reasonable steps to ensure, the effectiveness of the Company Investment Advisory Agreement at all times between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1. The parties acknowledge and agree that, during the period between the date of this Agreement and the earlier of the Effective Date and the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, (a) the Company Investment Advisory Agreement might be automatically terminated as a result of its “assignment” (as such term is defined in the Investment Company Act) or (b) the Company Board may determine in good faith, after consultation with the Parent External Adviser, to terminate the Company Investment Advisory Agreement or, if applicable, the Interim Company Investment Advisory Agreement (as such term is defined below) because the Company Investment Adviser is no longer performing its duties and obligations thereunder. In either such event, the Company Board, subject to its fiduciary obligations under Applicable Law, shall approve an interim investment advisory agreement (the “Interim Company Investment Advisory Agreement”) for the Company with, in the case of clause (a) above, the Company Investment Adviser or, in the case of clause (b) above, such other entity chosen in good faith by the Company Board (subject to the consent of the Parent External Adviser, such consent not to be unreasonably delayed, conditioned or withheld) in accordance with Rule 15a-4 under the Investment Company Act, to become effective immediately following the event resulting in the “assignment” or termination of the Company Investment Advisory Agreement (or as soon as practicable thereafter) and remain in effect until the earlier of the Effective Time or one hundred and fifty days after the effective date of the termination of the Company Investment Advisory Agreement as permitted by Rule 15a-4. The Interim Company Investment Advisory Agreement shall contain terms and conditions that are, taken as a whole, substantially the same in all material respects as the terms and conditions of the Company Investment Advisory Agreement (except for changes thereto to the extent necessary to comply with Rule 15a-4 under the Investment Company Act). Under circumstances when the Company Investment Adviser is going to be replaced in accordance with this Section 6.21, the Company and the Parent External Adviser agree to negotiate in good faith for the Parent External Adviser to serve as the Company’s investment adviser under the terms of the Interim Company Investment Advisory Agreement.
Section 6.22 Voting Agreement. The Parent External Adviser agrees to vote all shares of Parent over which it has voting power (other than in a fiduciary capacity) in favor of the Parent Stock Issuance and the Parent Below-NAV Issuance.
ARTICLE VII
CONDITIONS TO THE MERGERS
Section 7.1 Conditions to the Obligations of Each Party. The respective obligations of each party to consummate the First Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent at or prior to the Effective Time of the following conditions:
(a) the Company shall have obtained the Company Stockholder Approval and Parent shall have obtained the Parent Stockholder Approval;

(b) the issuance of Parent Common Stock in connection with the First Merger and the issuance of shares of Parent Common Stock upon the conversion of any instruments exchangeable therefor or convertible thereto shall have been approved for listing on the NYSE, subject to official notice of issuance;
(c) the Form N-14 shall have become effective under the Securities Act and shall not be the subject of any stop order or Proceedings seeking a stop order;
(d) any applicable waiting period (and any extension thereof) under Antitrust Laws relating to the consummation of the First Merger shall have expired or early termination thereof shall have been granted; and
(e) no Governmental Authority of competent jurisdiction shall have promulgated, issued or entered any Law or Order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the First Merger.
Section 7.2 Conditions to Obligations of Parent and Acquisition Sub to Effect the First Merger. The obligations of Parent and Acquisition Sub to effect the First Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent at or prior to the Effective Time of the following additional conditions:
(a) each of the representations and warranties of the Company contained in (i) the first sentence of Section 3.1, Section 3.2(a), Section 3.2(b), Section 3.2(c), Section 3.3(a), Section 3.3(b), Section 3.9(b), Section 3.19, Section 3.20 and Section 3.21 (collectively, the “Company Fundamental Representations”) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (ii) this Agreement (other than the Company Fundamental Representations), without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein, shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(b) the Company shall have performed or complied in all material respects with its obligations (other than Section 6.8) required under this Agreement to be performed or complied with on or prior to the Closing Date;
(c) Parent shall have received a certificate signed by an executive officer of the Company certifying as to the matters set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d);
(d) since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect; and
(e) the Administration Agreement by and between the Company and its administrator, as then in effect, and the Company Investment Advisory Agreement shall have been terminated.
Section 7.3 Conditions to Obligation of the Company to Effect the First Merger. The obligation of the Company to effect the First Merger is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Effective Time of the following additional conditions:
(a) each of the representations and warranties of Parent, Acquisition Sub and the Parent External Adviser contained in (i) the first sentence of Section 4.1, Section 4.2(a), Section 4.2(b), Section 4.2(c), Section 4.3(a), Section 4.3(b), Section 4.9(b), Section 4.21, Section 4.22, Section 4.23, the first sentence of Section 5.1 and Section 5.2(a) (collectively, the “Parent Fundamental Representations”) shall be true and correct in all respects as of the date hereof (other than de minimis inaccuracies) and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), and (ii) this Agreement (other than the Parent Fundamental Representations), without giving effect to any materiality, “Parent Material Adverse Effect” or “Adviser Material Adverse Effect” qualifications therein, shall be true and correct as of the date hereof and as of the

Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or an Adviser Material Adverse Effect;
(b) Parent, Acquisition Sub and the Parent External Adviser shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;
(c) the Company shall have received a certificate signed by an executive officer of Parent certifying as to the matters set forth in Section 7.3(a), Section 7.3(b), Section 7.3(f) and Section 7.3(g);
(d) the Company shall have received the written opinion of Sullivan & Worcester LLP, or such other nationally recognized Tax counsel reasonably satisfactory to the Company and Parent, as of the Closing Date to the effect that the Mergers will qualify for the Intended Tax Treatment. In rendering the opinion described in this Section 7.3(d), the Tax counsel rendering such opinion may require and rely upon (and may incorporate by reference) reasonable and customary representations and covenants, including those contained in certificates of officers of the Company and Parent;
(e) the Parent Investment Advisory Agreement shall have been duly amended and restated in the form attached hereto as Exhibit C;
(f) since the date of this Agreement, there shall not have occurred and be continuing any Parent Material Adverse Effect; and
(g) since the date of this Agreement, there shall not have occurred and be continuing any Adviser Material Adverse Effect.
Section 7.4 Frustration of Closing Conditions. None of Parent, Acquisition Sub or the Company may rely either as a basis for not consummating the First Merger or any of the other transactions contemplated hereby or terminating this Agreement and abandoning the Mergers on the failure of any condition set forth in Article VII to be satisfied if such failure was primarily caused by such party’s failure to perform or comply with any of its obligations under this Agreement.
ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER
Section 8.1 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Stockholder Approval or the Parent Stockholder Approval is obtained (except as otherwise expressly noted), as follows:
(a) by mutual written consent of each of Parent and the Company; or
(b) by either Parent or the Company, if:
(i) the First Merger shall not have been consummated on or before 5:00 p.m. (New York time) on March 31, 2022 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement has been the primary cause of or resulted in the failure of the Closing to have occurred on or before the Termination Date;
(ii) prior to the Effective Time, any Governmental Authority of competent jurisdiction shall have promulgated, issued or entered any Law or Order or taken any other action permanently restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the transactions contemplated hereby, and such Law or Order or other action shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall have used its reasonable best efforts to remove such Law or Order or other action; and provided, further, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a party if the promulgation of such Law or issuance of such Law or Order or taking of such action was proximately caused by the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform or comply with any of its obligations under this Agreement; or
(iii) (A) the Company Stockholders Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Company Stockholder Approval shall not have been obtained at such Company Stockholders Meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the First Merger is taken or (B) the Parent Stockholders’ Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Parent Stockholder Approval shall not have been obtained at such Parent Stockholders’ Meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the Parent Stock Issuance and/or the Parent Below-NAV Issuance is taken; or
(c) by the Company if:
(i) Parent, Acquisition Sub or the Parent External Adviser shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.1 or Section 7.3 and (B) is not capable of being cured by Parent, Acquisition Sub, or the Parent External Adviser, as applicable, by the Termination Date or, if capable of being cured, shall not have been cured by Parent, Acquisition Sub or the Parent External Adviser, as applicable, on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) days following the Company’s delivery of written notice to Parent of such breach or failure to perform; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in material breach of any of its representations, warranties or covenants under this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied; provided, further, that the Company may not terminate this Agreement pursuant to this Section 8.1(c)(i) if Parent’s breach has been primarily caused by a breach of any provision of this Agreement by the Company; or
(ii) at any time prior to receipt of the Company Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 6.6; provided that such right to terminate shall only apply if (A) such proposal did not result from a breach of any of the provisions set forth in Section 6.6 and (B) prior to or simultaneously with such termination the Company pays Parent the Company Termination Fee, plus the Expenses actually incurred by Parent and the Parent External Adviser on or prior to the termination of this Agreement; or
(d) by Parent if:
(i) the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.1 or Section 7.2 and (B) is not capable of being cured by the Company by the Termination Date or, if capable of being cured, shall not have been cured by the Company on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) days following Parent’s delivery of written notice to the Company of such breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Parent, Acquisition Sub or the Parent External Adviser is then in material breach of any of its representations, warranties or covenants under this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied; provided, further, that Parent may not terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company’s breach has been primarily caused by a breach of any provision of this Agreement by Parent; or
(ii) at any time prior to the receipt of the Company Stockholder Approval, if (A) the Company Board (or any committee thereof) shall have made a Company Adverse Recommendation Change, (B) the Company or any of its Subsidiaries has entered into an Alternative Acquisition Agreement or a Competing Agreement (for the avoidance of doubt, other than an Acceptable Confidentiality Agreement), (C) the Company shall have willfully breached (as defined below) its obligations under Section 6.6, and such breach remains uncured for five (5) Business Days following the written notice thereof by Parent to the Company or (D) a Competing Proposal structured as a tender offer for the Company’s Common Stock is commenced and, within ten (10) Business Days after the public announcement thereof, the Company shall not have issued a public statement (and filed a Schedule 14D-9) reaffirming the Company Recommendation and recommending that the stockholders of the Company reject such Competing Proposal; provided that Parent’s right to terminate this Agreement pursuant to this Section 8.1(d)(ii) will expire at 5:00 p.m., New York City time, on the tenth (10th) Business Day following the date on which Parent first became aware of such right to terminate.
Section 8.2 Effect of Termination. In the event that this Agreement is terminated and the Mergers abandoned pursuant to Section 8.1, written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto, and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in Section 8.3 or in any other provision of this Agreement, no such termination shall relieve any party hereto of any liability or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs) resulting from any willful breach of this Agreement prior to such termination or fraud, in which case, except as provided in Section 8.3, the aggrieved party shall be entitled to all remedies available at law or in equity; and provided, further, that the Confidentiality Agreement, this Section 8.2, Section 8.3, Section 8.6 and Article IX shall survive any termination of this Agreement pursuant to Section 8.1. For purposes of this Agreement, “willful breach” means a material breach of this Agreement that is the consequence of an act or omission by a party with the actual knowledge or intention that the taking of such act or omission would, or would reasonably be expected to, constitute a material breach of this Agreement.
Section 8.3 Termination Fees.
(a) If, but only if, this Agreement is terminated by:
(i) Parent pursuant to Section 8.1(d)(i) (but only if the breach giving rise to such termination under Section 8.1(d)(i) was a willful breach), or either Parent or the Company pursuant to Section 8.1(b)(iii)(A), and in either such case (x) prior to such termination (or the Company Stockholders’ Meeting in the case of termination pursuant to Section 8.1(b)(iii)(A)), a Competing Proposal that has been made after the date of this Agreement shall have been publicly disclosed or otherwise communicated to the Company’s Board of Directors and not withdrawn prior to such date and (y) within twelve (12) months after such termination, the Company enters into a definitive acquisition agreement with respect to any Competing Proposal with a Third Party, and such Competing Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period) (provided, however, that for purposes of this Section 8.3(a)(i), the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed to be references to “fifty percent (50%)”);
(ii) the Company pursuant to Section 8.1(c)(ii); or
(iii) Parent pursuant to Section 8.1(d)(ii),
then, in any such case, the Company shall pay, or cause to be paid, to Parent the Company Termination Fee and the Expenses actually incurred by Parent and the Parent External Adviser.
Any payments required to be made under this Section 8.3(a) shall be made by wire transfer of same day funds to the account or accounts designated by Parent, (x) in the case of clause (i) above, on the same day as the consummation of the transaction contemplated therein, (y) in the case of clause (ii) above, immediately prior to or concurrently with such termination and (z) in the case of clause (iii) above, promptly, but in no event later than three (3) Business Days after the date of such termination.
(b) Notwithstanding anything to the contrary set forth in this Agreement, the parties agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.
(c) Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 9.9, Parent’s right to receive payment from the Company of the Company Termination Fee and Expenses pursuant to Section 8.3(a) shall constitute the sole and exclusive monetary remedy of Parent, the Parent External Adviser and Acquisition Sub against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Representatives or assignees (collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise following a termination of this Agreement in accordance with its terms in a situation in which the Company Termination Fee and Expenses are required to be paid, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby (except that the Company shall remain obligated to comply with the provisions of this Agreement that survive termination pursuant to Section 8.3(d)).
(d) Each of the parties hereto acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated hereby, (ii) the Company Termination Fee and Expenses are not a penalty, but are liquidated damages, in a reasonable amount that will compensate Parent in the circumstances in which such fee and expenses are payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, and (iii) without these agreements, the parties would not enter into this Agreement; accordingly, if the Company fails to timely pay any amount due pursuant to this Section 8.3 and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the payment of any amount set forth in this Section 8.3, the Company shall pay Parent its reasonable costs and expenses in connection with such suit, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by Applicable Law.
Section 8.4 Amendment. Subject to Applicable Law, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by the duly authorized officers of each of the respective parties; provided that no amendment shall be made to this Agreement after the Effective Time; provided, further, that after receipt of the Company Stockholder Approval or the Parent Stockholder Approval, if any such amendment shall by Applicable Law require further approval of the stockholders of the Company or Parent, as applicable, the effectiveness of such amendment shall be subject to the approval of the stockholders of the Company or Parent, as applicable.
Section 8.5 Extension; Waiver. The conditions to each of the parties’ obligations to consummate the Mergers are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of the Company) in whole or in part to the extent permitted by Applicable Law. At any time prior to the Effective Time, the Company or Parent may (a) waive or extend the time for the performance of any of the obligations or other acts of Parent, Acquisition Sub or the Parent External Adviser, in the case of the Company, or the Company, in the case of Parent, or (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement on the part of Parent, Acquisition Sub or the Parent External Adviser, in the case of the Company, or the Company, in the case of Parent. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party and expressly setting forth the nature of such extension or waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
Section 8.6 Expenses; Transfer Taxes. Except as expressly set forth herein (including Section 8.3), all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, provided, that Parent and the Company shall each be responsible for fifty percent (50%) of all filing fees in connection with the filing of any required notices under the HSR Act or other Antitrust Laws. Other than Taxes imposed upon holders of Company Common Stock, Parent shall pay all (a) transfer, stamp and documentary Taxes or fees and (b) sales, use, gains, real property transfer and other similar Taxes or fees arising out of or in connection with this Agreement.

ARTICLE IX
GENERAL PROVISIONS
Section 9.1 Non-Survival of Representations, Warranties and Agreements. The representations and warranties and covenants and agreements (to the extent such covenant or agreement contemplates or requires performance prior to the Closing) in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time or, except as provided in Section 8.2, upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that this Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or after termination of this Agreement, including those contained in Section 6.7.
Section 9.2 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery (with concurrent email delivery), by prepaid overnight courier (providing written proof of delivery) (with concurrent email delivery) or by electronic mail, addressed as follows:
if to Parent, Acquisition Sub or the Parent External Adviser:
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
Email:
Attention:	Jonathan Bock
Jonathan Landsberg

with a copy (which shall not constitute notice) to:

Goodwin Procter, LLP
100 Northern Avenue
Boston, Massachusetts 02210
Email:	tlafond@goodwinlaw.com
pdelligatti@goodwinlaw.com
Attention:	Thomas LaFond
Paul Delligatti

if to the Company:
Sierra Income Corporation
100 Park Avenue
New York, NY 10017
Email:
Attention:	Dean Crowe, Chief Executive Officer and President

with a copy (which shall not constitute notice) to:
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006
Email:	dmahaffey@sullivanlaw.com
wcurry@sullivanlaw.com
Attention:	David C. Mahaffey
William J. Curry
or to such other address or electronic mail address for a party as shall be specified in a notice given in accordance with this Section 9.2; provided that any notice received by electronic mail or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.
Section 9.3 Interpretation; Certain Definitions.
(a) The parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
(b) Disclosure of any fact, circumstance or information in any Section of the Company Disclosure Letter or Parent Disclosure Letter shall be deemed to be disclosure of such fact, circumstance or information with respect to any other Section of the Company Disclosure Letter or Parent Disclosure Letter, respectively, if it is reasonably apparent that such disclosure relates to any such other Section. The inclusion of any item in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever.
(c) The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to date first set forth above, unless the context requires otherwise. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). All references to “$” refer to currency of the United States.
Section 9.4 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the First Merger be consummated as originally contemplated to the fullest extent possible.
Section 9.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 9.5 shall be null and void.
Section 9.6 Entire Agreement. This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.
Section 9.7 No Third-Party Beneficiaries. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that it is specifically intended that the D&O Indemnified Parties (with respect to Section 6.7 and this Section 9.7 from and after the Effective Time) are intended third-party beneficiaries hereof.
Section 9.8 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, and the appellate courts to which orders and judgments therefor may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 9.8.

Section 9.9 Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (without proof of actual damages), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything to the contrary contained herein, this Section 9.9 is not intended and shall not be construed to limit in any way the provisions of Section 8.3(c).
Section 9.10 Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Parent, Acquisition Sub, the Parent External Adviser and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
BARINGS BDC, INC.

By:	/s/ Jonathan Bock
	Name:	Jonathan Bock
	Title:	Chief Financial Officer

SIERRA INCOME CORPORATION

By:	/s/ Dean Crowe
	Name:	Dean Crowe
	Title:	Chief Executive Officer and President

BARINGS LLC

By:	/s/ Eric Lloyd
	Name:	Eric Lloyd
	Title:	Managing Director

MERCURY ACQUISITION SUB, INC.

By:	/s/ Jonathan Landsberg
	Name:	Jonathan Landsberg
	Title:	President
[Signature Page to Agreement and Plan of Merger]

Appendix A
As used in this Agreement, the following terms shall have the following meanings:
“Acceptable Confidentiality Agreement” shall have the meaning set forth in Section 6.6(c).
“Acceptable Courts” shall have the meaning set forth in Section 9.8.
“Acquired Equity Interest” shall mean all of the equity interests in Portfolio Companies owned by the Company or any of its Subsidiaries as of the date hereof.
“Acquired Investment” shall mean the Acquired Equity Interests and the Acquired Loans.
“Acquired Loan” shall mean all of the loans owned by the Company or any of its Subsidiaries as of the date hereof.
“Acquired Loan Collateral” shall mean any collateral provided with respect to any Acquired Loan.
“Acquired Loan Documents” shall mean the credit and financing agreements, guarantees (including third-party guarantees), subordination agreements, Acquired Loan Notes, mortgages, deeds of trust, security agreements (including pledge and control agreements), financing statements, intercreditor agreements, and other instruments and documents affecting the Company’s and its Subsidiaries’ ownership, economic or other rights with respect to the Acquired Loans or in which the Company or its Subsidiaries has an interest, in connection with the Acquired Loans (together with all modifications, amendments and supplements thereto and waivers, extensions, cancellations and releases thereunder).
“Acquired Loan Notes” shall mean the original executed promissory notes (or copies, to the extent that only copies of such promissory notes are in the Company’s or its Subsidiaries’ possession or control) issued to the order of the Company or its Subsidiaries, or copies of a “master” note if no such note was issued to the Company or its Subsidiaries or an allonge endorsing a note in favor of the Company or its Subsidiaries, evidencing indebtedness owing to the Company or its Subsidiaries under an Acquired Loan.
“Acquisition Sub” shall have the meaning set forth in the Preamble.
“Adviser Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Parent External Adviser, or (2) the ability of the Parent External Adviser or Parent to timely perform its or their obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether an Adviser Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions, (ii) general changes or developments in any of the industries or markets in which the Parent External Adviser operates (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of Parent’s securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (v) any failure by the Parent External Adviser to meet published analyst estimates or expectations of the Parent External Adviser’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vi) any failure by the Parent External Adviser to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, any acts of God or natural disasters or any epidemic, pandemic or disease outbreak (including COVID-19); (viii) the negotiation, existence, announcement or performance of this Agreement and the consummation of the transactions contemplated hereby, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any Portfolio Companies of Parent and its Subsidiaries or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of the Parent External Adviser, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by the Company regarding the plans or intentions of the Company with respect to the conduct of the business of Parent or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein (in each case, other than with respect to any Contracts of the Parent External Adviser with Parent or any of its Subsidiaries); (ix) any action taken by the Parent External Adviser which is required or permitted by or resulting from or arising in connection with this Agreement; and (x) any actions taken (or omitted to be taken) at the express written request of the Company to the extent taken in accordance with such request; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether an Adviser Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Parent External Adviser, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.
“Affiliate” of a Person shall mean any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no Portfolio Company of any Person shall be an Affiliate of such Person and, except to the extent provided in the definition of “Subsidiary”, the Joint Venture shall not be an Affiliate of the Company).
“Agreement” shall have the meaning set forth in the Preamble.
“Alternative Acquisition Agreement” shall have the meaning set forth in Section 6.6(d).
“Antitrust Laws” shall have the meaning set forth in Section 3.4.
“Applicable Law” shall mean any domestic or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, judgment or directive (including those of any self-regulatory organization) applicable to and legally binding on the Parent External Adviser, Company, Parent, Acquisition Sub or any of their respective Affiliates, directors, employees or agents, as the case may be.
“Articles of First Merger” shall have the meaning set forth in Section 1.3(a).
“Articles of Second Merger” shall have the meaning set forth in Section 1.3(b).
“Bankruptcy and Equity Exception” shall have the meaning set forth in Section 3.3(a).
“BDC” shall have the meaning set forth in the Recitals.
“Blue Sky Laws” shall mean state securities or “blue sky” laws.
“Book-Entry Shares” shall have the meaning set forth in Section 2.1(a)(ii).
“Broadhaven” shall have the meaning set forth in Section 3.20.
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.
“CARES Act” shall mean the Coronavirus Aid, Relief, and Economic Security Act, as may be amended or modified.
“Cash Consideration” shall have the meaning set forth in Section 2.1(a)(ii).
“Certificates” shall have the meaning set forth in Section 2.1(a)(ii).
“Closing” shall have the meaning set forth in Section 1.2.
“Closing Date” shall have the meaning set forth in Section 1.2.
“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall have the meaning set forth in the Preamble.
“Company Adverse Recommendation Change” shall have the meaning set forth in Section 6.3(b).
“Company Board” shall have the meaning set forth in the Recitals.
“Company Common Stock” shall have the meaning set forth in Section 2.1(a)(i).
“Company Data” shall mean the Company’s and its Subsidiaries’ proprietary or confidential data, including customer data and Personal Data owned, controlled, processed or otherwise held by the Company and its Subsidiaries.
“Company Disclosure Letter” shall mean the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.
“Company Forecasts” shall have the meaning set forth in Section 4.28.
“Company Fundamental Representations” shall have the meaning set forth in Section 7.2(a).
“Company Independent Committee” shall have the meaning set forth in the Recitals.
“Company Investment Adviser” shall mean SIC Advisors LLC.
“Company Investment Advisory Agreement” shall mean that certain Investment Advisory Agreement, effective as of April 17, 2012, entered into by the Company and the Company Investment Adviser for the purpose of providing investment advisory or investment management services, as amended by the Incentive Fee Waiver Agreement, effective as of April 23, 2021, entered into by the Company and the Company Investment Adviser for the purpose of waiving a portion of certain fees payable by the Company to the Company Investment Adviser, or any successor interim contract (including an Interim Company Investment Advisory Agreement) entered into by the Company and the Company Investment Adviser in accordance with the terms of this Agreement for the purpose of providing investment advisory or investment management services.
“Company IPR” shall mean all Intellectual Property Rights owned, in whole or part, by the Company or its Subsidiaries.
“Company Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Company and its Subsidiaries, taken as a whole, or (2) the ability of the Company to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether a Company Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Company, any of its Subsidiaries, or any of the Portfolio Companies operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of the Company’s or any of the Portfolio Companies’ securities or other financial instruments, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (v) any failure by the Company or any of the Portfolio Companies to meet published analyst estimates or expectations of the Company’s or such Portfolio Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (vi) any failure by the Company, any of its Subsidiaries, or any Portfolio Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, any acts of God or natural disasters or any epidemic, pandemic or disease outbreak (including COVID-19); (viii) the negotiation, existence, announcement, or performance of this Agreement and the consummation of the transactions contemplated hereby, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any Portfolio Companies of the Company and its Subsidiaries or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of the Company, any of its Subsidiaries or any Portfolio Company, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by Parent regarding the plans or intentions of Parent with respect to the conduct of the business of the Company or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein; (ix) any action taken by the Company, any of its Subsidiaries, any Portfolio Company, in each case which is required or permitted by or resulting from or arising in connection with this Agreement; (x) any actions taken (or omitted to be taken) at the express written request of Parent to the extent taken in accordance with such request; (xi) any termination, expiration or non-renewal after the date of this Agreement of any Company Material Contract or any financing arrangement, or any notice of such termination or non-renewal, other than as a result of any material breach by the Company, any of its Subsidiaries of the terms of any such Company Material Contract; and (xii) the termination of the employment of any person employed any Portfolio Company or any Subsidiary of any Portfolio Company; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which the Company and its Subsidiaries operate.
“Company Material Contract” shall have the meaning set forth in Section 3.15(a).
“Company Recommendation” shall mean the recommendation of the Company Board that the stockholders of the Company approve the First Merger.
“Company Related Parties” shall have the meaning set forth in Section 8.3(c).
“Company SEC Documents” shall have the meaning set forth in Section 3.6(a).
“Company Stockholder Approval” shall have the meaning set forth in Section 3.19.
“Company Stockholders’ Meeting” shall have the meaning set forth in Section 6.3(b).
“Company Termination Fee” shall mean $11,000,000.
“Company’s Bylaws” shall have the meaning set forth in Section 3.1.
“Company’s Charter” shall have the meaning set forth in Section 3.1.
“Competing Agreement” shall have the meaning set forth in Section 6.6(b).
“Competing Proposal” shall have the meaning set forth in Section 6.6(f)(i).
“Confidentiality Agreement” shall mean (i) the confidentiality agreement, dated June 21, 2021, between the Company and Parent, and (ii) the confidentiality agreement, dated September 3, 2021, between Parent and the Company.
“Consent” shall have the meaning set forth in Section 3.4.
“Contract” shall mean any written or oral agreement, contract, subcontract, lease, sublease, investment advisory agreement, administration agreement, conditional sales contract, purchase order, sales order, task order, delivery order, license, indenture, note, bond, loan, instrument, understanding, permit, concession, franchise, commitment or other agreement, in each case, together with all amendments or supplements thereto.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise. For purposes of this definition, a general partner or managing member of a Person shall always be considered to Control such Person. The terms “Controlling” and “Controlled” shall have correlative meanings.
“Control Investment” shall mean any company (i) the voting securities of which the Company beneficially owns, either directly or through one or more controlled companies, more than 25% or (ii) that the Company is otherwise deemed to “control” under Section 2(a)(9) of the Investment Company Act.
“COVID-19” shall mean SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks.
“D&O Indemnified Parties” shall have the meaning set forth in Section 6.7(a).
“Designees” shall have the meaning set forth in Section 1.5(b).
“Effective Time” shall have the meaning set forth in Section 1.3(a).
“Environmental Laws” shall mean all applicable and legally enforceable Laws relating to pollution or protection of the environment, including Laws relating to Releases of Hazardous Materials and the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Materials, including the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Safe Drinking Water Act (42 U.S.C. §3000(f) et seq.), the Toxic Substances Control Act (15 U.S.C. §2601 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. §2701 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), the Endangered Species Act of 1973 (16 U.S.C. §1531 et seq.), and other similar state and local statutes, in effect as of the date hereof.
“Equity Governing Documents” shall mean, with respect to an Acquired Equity Interest, the certificate or articles of incorporation, certificate of formation or partnership, limited liability company or partnership agreement, stockholders agreement, option or warrant agreement, registration rights agreement, buy-sell arrangement and any other document that governs or otherwise affects the terms of any Acquired Equity Interest (together with all modifications, amendments and supplements thereto and waivers, extensions, cancellations and releases thereunder).
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” shall mean any corporation or trade or business (whether or not incorporated) which is treated with any other Person as a single employer within the meaning of Section 414 of the Code.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Agent” shall have the meaning set forth in Section 2.2(a).
“Exchange Fund” shall have the meaning set forth in Section 2.2(a).
“Exchange Ratio” shall have the meaning set forth in Section 2.1(a)(ii).
“Existing Loan Agreement” shall mean that certain Amended and Restated Loan Agreement, dated as of September 29, 2017, by and among Alpine Funding LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, the Financing Providers from time to time party thereto, the Company Investment Adviser, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto, as amended by Amendment No. 1 to Amended and Restated Loan Agreement, dated as of November 18, 2020, among Alpine Funding LLC, the Company Investment Adviser, the Financing Providers thereto, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator, and JPMorgan Chase Bank, National Association, as administrative agent.
“Expenses” shall mean, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing, and mailing of the Joint Proxy Statement and Form N-14, the filing of any required notices under the HSR Act or other Antitrust Laws, or in connection with other regulatory approvals, and all other matters related to the Merger, the Parent Stock Issuance, and the other transactions contemplated by this Agreement up to an amount not to exceed $2,000,000.
“FCPA” shall mean the United States Foreign Corrupt Practices Act of 1977.
“First Merger” shall have the meaning set forth in the Recitals.
“Form N-14” shall have the meaning set forth in Section 3.7.
“GAAP” shall mean the United States generally accepted accounting principles, consistently applied in accordance with past practice.
“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial or administrative authority, agency or commission.
“Hazardous Materials” shall mean all hazardous or toxic substances, materials or wastes, pollutants or contaminants defined as such by, or regulated as such under, any Environmental Laws.
“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.
“Indebtedness” shall mean (i) any indebtedness or other obligation for borrowed money, whether current, short-term or long-term and whether secured or unsecured, (ii) any indebtedness evidenced by a note, bond, debenture or other security or similar instrument, (iii) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations or other financial agreements or arrangements entered into for the purpose of limiting or managing interest rate risks, (iv) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (v) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (vi) any capitalized lease obligations, (vii) guarantees, endorsements and assumptions in respect of any of the foregoing clauses (i) through (vi), and (viii) all principal, accrued and unpaid interest, fees, prepayment and redemption premiums or penalties (if any), unpaid fees or expenses, breakage costs, “make-whole amounts”, indemnity and expense reimbursement obligations and other monetary obligations in connection therewith in respect of the items described in the foregoing clauses (i) through (vi).
“Inquiry” shall have the meaning set forth in Section 6.6(a).
“Intellectual Property Rights” shall have the meaning set forth in Section 3.13(c).
“Intended Tax Treatment” shall have the meaning set forth in Section 6.14(a).
“Interim Company Investment Advisory Agreement” shall have the meaning set forth in Section 6.21.
“Intervening Event” shall mean a material event, occurrence, development or change in circumstances with respect to the Company and its Subsidiaries, taken as a whole, that occurred or arose after the date of this Agreement, which was unknown to, nor reasonably foreseeable by, the Company Board as of the date of this Agreement and becomes known to or by the Company Board prior to the time the Company Stockholder Approval is obtained; provided, however, that the receipt, existence of or terms of an Inquiry or Competing Proposal or any matter relating thereto or consequence thereof will not constitute, or be considered in determining whether there has been, an Intervening Event.
“Investment Advisers Act” shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.
“IRS” shall mean the United States Internal Revenue Service.
“Joint Proxy Statement” shall have the meaning set forth in Section 3.7.
“Joint Venture” means Sierra Senior Loan Strategy JV I LLC, a Delaware limited liability company.

“Knowledge” shall mean (i) with respect to the Company, the actual knowledge of those persons set forth in Section 1.1(a) of the Company Disclosure Letter, after reasonable inquiry, (ii) with respect to Parent, the actual knowledge of those persons set forth in Section 1.1(a) of the Parent Disclosure Letter, after reasonable inquiry and (iii) with respect to the Parent External Adviser, the actual knowledge of those persons set forth in Section 1.1(b) of the Parent Disclosure Letter, after reasonable inquiry.
“Law” shall mean any and all domestic (federal, state or local) or foreign laws, rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.
“Lien” shall mean liens, claims, mortgages, encumbrances, pledges, security interests, charges, bailments (in the nature of a pledge or for purposes of security), deeds of trust, easements, options, rights of first refusal or first offer, rights of way, licenses, deeds of restriction, leases, encroachments, other transfer restrictions thereon or servitudes of any kind.
“made available” shall mean, with respect to any document or other information, such document or other item of information was filed with the SEC or included in the virtual data room established by the Company or Parent, as the case may be, in connection with the Merger or the other transactions contemplated by this Agreement, in each case at least one (1) Business Day prior to the date of this Agreement.
“Maximum Purchase Amount” shall have the meaning set forth in Section 6.20(b).
“Merger Consideration” shall have the meaning set forth in Section 2.1(a)(ii).
“Mergers” shall have the meaning set forth in the Recitals.
“MGCL” shall have the meaning set forth in the Recitals.
“NAV” shall mean, with respect to the Company or Parent, net asset value (within the meaning of the Investment Company Act) of the applicable entity, as determined in good faith consistent with past practice by such entity (i.e., the Company determines its NAV and Parent determines its NAV).
“Notice of Adverse Recommendation” shall have the meaning set forth in Section 6.6(d)(i).
“Notice of Superior Proposal” shall have the meaning set forth in Section 6.6(d)(i).
“NYSE” shall mean the New York Stock Exchange.
“Order” shall mean any decree, order, judgment, injunction, temporary restraining order or other order in any Proceeding by or with any Governmental Authority.
“Parent” shall have the meaning set forth in the Preamble.
“Parent Below-NAV Issuance” shall have the meaning set forth in the Recitals.
“Parent Board” shall have the meaning set forth in the Recitals.
“Parent Common Stock” shall have the meaning set forth in Section 2.1(a)(ii).
“Parent Data” shall mean Parent’s and its Subsidiaries’ proprietary or confidential data, including customer data and Personal Data owned, controlled, processed or otherwise held by Parent and its Subsidiaries.
“Parent Disclosure Letter” shall mean the disclosure letter delivered by Parent to the Company simultaneously with the execution of this Agreement.
“Parent External Adviser” shall have the meaning set forth in the Preamble.
“Parent External Adviser Documents” shall have the meaning set forth in the Section 5.1.
“Parent External Adviser Permits” shall have the meaning set forth in Section 5.4(a).
“Parent Forecasts” shall have the meaning as set forth in Section 3.28.
“Parent Fundamental Representations” shall have the meaning set forth in Section 7.3(a).
“Parent Investment Advisory Agreement” shall mean the agreement entered into by the Parent External Adviser with Parent for the purpose of providing investment advisory or investment management services.
“Parent Leased Real Property” shall have the meaning set forth in Section 4.17(b).

“Parent Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of Parent and its Subsidiaries, taken as a whole, or (2) the ability of Parent to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether a Parent Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which Parent or its Subsidiaries operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of Parent’s securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (v) any failure by Parent to meet published analyst estimates or expectations of Parent’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (vi) any failure by Parent to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, any acts of God or natural disasters or any epidemic, pandemic or disease outbreak (including COVID-19); (viii) the negotiation, existence, announcement or performance of this Agreement and the consummation of the transactions contemplated hereby, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any Portfolio Companies of Parent and its Subsidiaries or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of Parent or any of its Subsidiaries, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by the Company regarding the plans or intentions of the Company with respect to the conduct of the business of Parent or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein; (ix) any action taken by Parent or any of its Subsidiaries, in each case which is required or permitted by or resulting from or arising in connection with this Agreement; (x) any actions taken (or omitted to be taken) at the express written request of the Company to the extent taken in accordance with such request; (xi) any termination, expiration or non-renewal after the date of this Agreement of any Parent Material Contract or any financing arrangement, or any notice of such termination or non-renewal, other than as a result of any material breach by Parent or any of its Subsidiaries of the terms of any such Parent Material Contract; and (xii) the termination of the employment of any person employed by Parent or any of its Subsidiaries; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on Parent and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.
“Parent Material Contract” shall have the meaning set forth in Section 4.16(a).
“Parent Organizational Documents” shall mean the articles of incorporation, bylaws (or equivalent organizational or governing documents), and other organizational or governing documents, agreements or arrangements, each as amended to date, of each of Parent and Acquisition Sub.
“Parent Recommendation” shall mean the recommendation of the Parent Board that the stockholders of Parent approve the Parent Stock Issuance.
“Parent SEC Documents” shall have the meaning set forth in Section 4.6(a).

“Parent Stock Issuance” shall have the meaning set forth in the Recitals.
“Parent Stockholder Approval” shall have the meaning set forth in Section 4.21.
“Parent Stockholders’ Meeting” shall have the meaning set forth in Section 6.3(c).
“Parent Trading Plan” shall have the meaning set forth in Section 6.20(b).
“Payoff Letter” shall have the meaning set forth in Section 6.13.
“Permit” shall mean any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Authority.
“Permitted Lien” shall mean (i) any Lien for Taxes not yet due and payable, being contested in good faith and for which adequate accruals or reserves have been established, (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other Liens imposed by Law, (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security or foreign equivalents, (iv) zoning, building codes, and other land use Laws regulating the use or occupancy of leased real property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such leased real property and which are not violated by the current use and operation of such leased real property or the operation of the business of the Company and its Subsidiaries, (v) with respect to all leased real property, all Liens encumbering the interest of the fee owner or any superior lessor, sublessor or licensor, (vi) Liens securing indebtedness or liabilities that are reflected in the Company SEC Documents or incurred in the ordinary course of business since the date of the most recent annual report on Form 10-K filed with the SEC by the Company and Liens securing indebtedness or liabilities that have otherwise been disclosed to Parent in writing, (vii) such Liens or other imperfections of title, if any, that do not have a Company Material Adverse Effect, Parent Material Adverse Effect or an Adviser Material Adverse Effect, as applicable, including Liens for any supplemental Taxes or assessments not shown by the public records, (viii) Liens disclosed on existing title reports or existing surveys, (ix) Liens securing acquisition financing with respect to the applicable asset, including refinancing thereof, (x) Liens described in Appendix A to the Company Disclosure Letter or the Parent Disclosure Letter, as applicable, (xi) in the case of Intellectual Property Rights, third party license agreements entered into in the ordinary course of business, (xii) any other Liens that will be released on or prior to the Closing Date and (xiii) the replacement, extension or renewal of any of the foregoing.
“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.
“Personal Data” shall mean any information relating to an identified or identifiable natural person including (i) a natural person’s name, street address, telephone number, email address, photograph, passport number, credit card number, bank information, or account number, and (ii) any other piece of non-publicly available information that allows the identification of such natural person or is otherwise considered personally identifiable information or personal information under Applicable Law.
“Portfolio Company” shall mean (a) with respect to the Company and its Subsidiaries, any entity in which the Company or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment (including any guarantee) that is, would or should be reflected in the Schedule of Investments included in the Company’s quarterly or annual reports and (b) with respect to Parent, any entity in which Parent or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment (including any guarantee) that is, would or should be reflected in the Schedule of Investments included in Parent’s quarterly or annual SEC reports.
“Proceeding” shall mean an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.
“Regulatory Documents” shall mean, with respect to a Person, all forms, reports, registration statements, schedules and other documents filed, or required to be filed, by such Person pursuant to applicable Securities Laws or the applicable rules and regulations of any United States or foreign governmental or non-governmental self-regulatory organization, agency or authority.

“Release” shall mean any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration of Hazardous Materials, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or real property.
“Representative” shall mean, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors or representatives.
“RIC” shall have the meaning set forth in Section 3.14(k).
“SDAT” shall have the meaning set forth in Section 1.3(a).
“SEC” shall mean the United States Securities and Exchange Commission.
“Second Effective Time” shall have the meaning set forth in Section 1.3(b).
“Second Merger” shall have the meaning set forth in the Recitals.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Laws” shall mean the Securities Act, the Exchange Act, the Investment Company Act, the Investment Advisers Act, Blue Sky Laws, all similar foreign securities laws, and the rules and regulations promulgated thereunder.
“Share Consideration” shall have the meaning set forth in Section 2.1(a)(ii).
“Specified Investments” shall have the meaning set forth in Section 6.1(m).
“Subsidiary” shall mean, as to any Person, any corporation, partnership, limited liability company, association or other business entity that is consolidated with such Person for financial reporting purposes under GAAP and, in the case of the Company, solely for purposes of Article III hereof, also means the Joint Venture; provided, however, the Joint Venture shall not be considered a consolidated Subsidiary of the Company.
“Superior Proposal” shall have the meaning set forth in Section 6.6(f)(ii).
“Surviving Corporation” shall have the meaning set forth in the Recitals.
“Takeover Statutes” shall have the meaning set forth in Section 3.18.
“Tax” or “Taxes” shall mean any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority or Taxing Authority including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes.
“Tax Dividend” shall mean a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year, or any other dividend or distribution necessary for the Company to maintain its qualification as a RIC, as reasonably determined by the Company.
“Tax Returns” shall mean returns, reports and information statements, including any schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other Governmental Authority or Taxing Authority.
“Taxing Authority” shall mean any Governmental Authority having jurisdiction over the assessment, determination, collection or other imposition of any Tax.

“Termination Date” shall have the meaning set forth in Section 8.1(b)(i).
“Third Party” shall mean any Person or group other than Parent, Acquisition Sub and their respective Affiliates.

Exhibit A
Articles of Incorporation of the Surviving Corporation
[See attached.]

SIERRA INCOME CORPORATION

ARTICLES OF AMENDMENT AND RESTATEMENT
THIS IS TO CERTIFY THAT:
FIRST: Sierra Income Corporation, a Maryland corporation (which is hereinafter called the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter (the “Charter”) currently in effect and as hereinafter amended:
ARTICLE I

NAME
The name of the corporation is:
Sierra Income Corporation.
ARTICLE II

PURPOSE
The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III

PRINCIPAL OFFICE IN STATE AND REGISTERED AGENT
Section 4.1: The address of the principal office of the Corporation in this State is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD 21202.
Section 4.2: The name and address of the resident agent of the Corporation are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD 21202. The resident agent is a Maryland corporation.
ARTICLE IV

STOCK
The Corporation has authority to issue 100 shares of stock, consisting of 100 shares of common stock, $0.01 par value per share (“Common Stock”). The aggregate par value of all authorized shares of stock having par value is $1.00. The Board of Directors of the Corporation (the “Board of Directors”) may reclassify any unissued shares of stock of the Corporation from time to time in one or more classes or series of stock. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article IV, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws of the Corporation (the “Bylaws”).

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 5.1: The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is one, which number may be increased or decreased by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). At the time of the approval of these articles of amendment and restatement, the Corporation has one director, and the name of the director currently in office is:
Jonathan Landsberg
Section 5.2: Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.
Section 5.3:
(a) The Corporation reserves the right to make any amendment of the Charter, now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.
(b) The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the MGCL, the Charter or the Bylaws.
(c) Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.
(d) The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.
(e) Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.
(f) The Corporation shall, to the maximum extent permitted by Maryland law in effect from time to time, indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, member, manager, partner or trustee of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise, in each case, who is made or threatened to be made a party to, or witness in, the proceeding from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.
Section 5.4: Except as may be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Section 5.5: To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article V, Section 5.5, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article V, Section 5.5 shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
THIRD: The amendment to and restatement of the Charter as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.
FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the Charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the Charter.
SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 250,000,000, consisting of 250,000,000 shares of Common Stock, $0.001 par value per share. The aggregate par value of all shares of stock having par value was $250,000.
EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the Charter is 100, consisting of 100 shares of Common Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $1.00.
NINTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
(signature page follows)

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this [____] day of [_________], 20[__].
ATTEST:	SIERRA INCOME CORPORATION
By:
[___________], Secretary		[__________], President

Exhibit B

Terms of Credit Support Agreement

[See Annex C]

Exhibit C
Second Amended and Restated Parent Advisory Agreement

[See Annex B]

ANNEX B
SECOND AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
BETWEEN BARINGS BDC, INC.
AND
BARINGS LLC
AGREEMENT, dated as of [   ], 202[2], between Barings BDC, Inc., a Maryland corporation (the “Company”), and Barings LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Adviser and the Company are party to that certain amended and restated investment advisory agreement dated as of December 23, 2020, pursuant to which the Adviser agreed to furnish investment advisory services to the Company (the “Prior Agreement”); and
WHEREAS, the Company and the Adviser desire to amend and restate the Prior Agreement in its entirety as set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree that, effective as of [   ], 202[2] (the “Effective Date”), this Agreement shall supersede the Prior Agreement (and the Prior Agreement shall be deemed of no further force and effect whatsoever):
1. In General. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Company with respect to the investment of the Company’s assets and to supervise and arrange for the day-to-day operations of the Company and the purchase of assets for and the sale of assets held in the investment portfolio of the Company.
2. Duties and Obligations of the Adviser with Respect to Investment of Assets of the Company.
(a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Company’s board of directors (the “Board of Directors”), the Adviser shall act as the investment adviser to the Company and shall manage the investment and reinvestment of the assets of the Company. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, close, service and monitor the investments that the Company makes; (iv) determine the securities and other assets that the Company will purchase, retain or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Nothing contained herein shall be construed to restrict the Company’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Company’s shares.
(b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the “1940 Act”), and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Company; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and the Bylaws of the Company, as such documents may be amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Company as set forth in the reports and/or registration statements that the Company files with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time by the Board of Directors of the Company; and (v) any policies and determinations of the Board of Directors of the Company and provided in writing to the Adviser.
(c) The Adviser will provide significant managerial assistance to those portfolio companies of the Company that the Company agrees to provide such services to as required by the 1940 Act.
(d) The Adviser may engage one or more investment advisers (each, a “Sub-Adviser”) which are registered under the Investment Advisers Act of 1940 (the “Advisers Act”) to act as sub-advisers to provide the Company certain services set forth in Section 2(a) of this Agreement, all as shall be set forth in a written contract (each, a “Sub-Advisory Agreement”) to which the Company and the Adviser shall be parties, which Sub-Advisory Agreement shall be subject to approval by the vote of a majority of the members of the Board of Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, any sub-adviser, or of the Company (each, a “Non-Interested Director”), cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, by the vote of a majority of the outstanding voting securities of the Company and otherwise consistent with the terms of the 1940 Act. The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly to any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.
(e) The Adviser will maintain all books and records with respect to the Company’s securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the administrator to the Company (the “Administrator”) under the administration agreement entered into by and between the Company and the Administrator (the “Administration Agreement”), or by the Company’s custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement.
(f) All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to:
(i) organizational and offering expenses;
(ii) fees and expenses incurred in valuing the Company’s assets and computing its net asset value (including the cost and expenses of any independent valuation firm);
(iii) the fees and expenses incurred by the Company or payable to third parties, including lawyers, accountants, auditors, agents, consultants or other advisors, in connection with the Company’s financial, accounting and legal affairs and in monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments, including expenses related to unsuccessful portfolio acquisition efforts;
(iv) all fees, costs and expenses of money borrowed by the Company, including principal, interest and the costs associated with the establishment and maintenance of any credit facilities, other financing arrangements, or other indebtedness of the Company, if any (including commitment fees, accounting and legal fees, closing and other costs);
(v) offerings of the Company’s common stock and other securities;
(vi) investment advisory and management fees payable under Section 6 of this Agreement;
(vii) administration fees;
(viii) transfer agent and custody fees and expenses;
(ix) federal and state registration fees;
(x) all costs of registration and listing the Company’s securities on any securities exchange;
(xi) federal, state and local taxes;
(xii) Non-Interested Directors’ compensation, fees and expenses;
(xiii) costs of preparing and filing reports or other documents required by the SEC or other regulators;
(xiv) costs of any reports, proxy statements or other notices to stockholders, including printing costs;

(xv) costs of holding stockholder meetings;
(xvi) the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums, including independent director liability policies;
(xvii) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
(xviii) all third-party legal, expert and other fees, costs and expenses relating to any actions, proceedings, lawsuits, demands, causes of action and claims, whether actual or threatened, made by or against the Company, or which the Company is authorized or obligated to pay under applicable law or its governing agreements or by the Board of Directors;
(xix) subject to Section 7 below, any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against the Company, or against any trustee, director, partner, member or officer of the Company in his or her capacity as such for which the Company is required to indemnify such trustee, director, partner, member or officer by any court or governmental agency, or settlement of pending or threatened proceedings;
(xx) all travel and related expenses of directors, officers, managers, agents and employees of the Company and the Adviser, incurred in connection with attending meetings of the Board of Directors or holders of securities of the Company or performing other business activities that relate to the Company, including travel and related expenses incurred in connection with the purchase, consideration for purchase, financing, refinancing, sale or other disposition of any investment or potential investment of the Company; provided, however, that the Company shall only be responsible for (A) a proportionate share of such expenses, as determined by the Adviser in good faith, where such expenses were not incurred solely for the benefit of the Company, and (B) expenses incurred in accordance with the Company’s travel expense reimbursement policies;
(xxi) all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board of Directors to or on account of holders of the securities of the Company, including in connection with any dividend reinvestment plan or direct stock purchase plan;
(xxii) all fees, costs and expenses related to (A) the design and maintenance of the Company’s web site or sites and (B) the Company’s allocable share of costs associated with technology-related expenses, including any computer software or hardware, electronic equipment or purchased information technology services from third-party vendors or affiliates of the Adviser that is used for the Company, technology service providers and related software/hardware utilized in connection with the Company’s investment and operational activities;
(xxiii) all fees, costs and expenses incurred with respect to market information systems and publications, research publications and materials, and settlement, clearing and custodial fees and expenses; provided, however, that the Company shall only be responsible for a proportionate share of such expenses, as determined by the Adviser in good faith, where such expenses were not incurred solely for the benefit of the Company; and
(xxiv) all other non-investment advisory expenses incurred by the Company or the Administrator in connection with administering the Company’s business (including payments under the Administration Agreement based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs).
(g) The Adviser shall give the Company the benefit of its professional judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Company in connection with the matters to which this Agreement relates, provided, that the foregoing exculpation shall not apply to a loss resulting from fraud, willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided further, however, that the foregoing shall not constitute a waiver of any rights which the Company may have which may not be waived under applicable law.
(h) The Adviser is hereby authorized, on behalf of the Company and at the direction of the Board of Directors pursuant to delegated authority, to possess, transfer, mortgage, pledge or otherwise deal in, and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, the Company’s investments and other property and funds held or owned by the Company, including voting and providing consents and waivers with respect to the Company’s investments and exercising and enforcing rights with respect to any claims relating to the Company’s investments and other property and funds, including with respect to litigation, bankruptcy or other reorganization. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary for the Adviser to make investments or obtain financing on behalf of the Company through a special purpose vehicle, the Adviser shall have the authority to create, or arrange for the creation of, such special purpose vehicle and to make investments or obtain financing through such special purpose vehicle in accordance with applicable law. In addition, the Adviser may, directly or through an affiliate, provide, or arrange for a third party to provide, a guarantee, surety or other credit enhancement or credit support arrangement (collectively, a “Credit Support Arrangement”) with respect to one or more of the Company’s investments, subject to the oversight and approval of the Board of Directors;
(i) The Adviser will place orders either directly with the issuer or with any broker or dealer in connection with making investments on the Company’s behalf hereunder. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Company and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long term, subject to review by the Board of Directors of the Company from time to time with respect to the extent and continuation of such practice to determine whether the Company benefits, directly or indirectly, from such practice.
(j) The Company also grants to the Adviser the power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.
(k) The Adviser will provide to the Board of Directors such periodic and special reports as it may reasonably request.
3. Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, whether or not the investment objectives or policies of any such other person, firm, or corporation are similar to those of the Company, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will not undertake, and will cause its employees not to undertake, activities which, in its reasonable judgment, will adversely affect the performance of the Adviser’s obligations under this Agreement.
4. Confidentiality. The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation. Notwithstanding the foregoing, the Company hereby consents and authorizes the Adviser and its affiliates to use and disclose confidential information relating to the Company in connection with (a) the preparation of performance information relating to the Company and (b) in connection with any contemplated sale of the outstanding equity or assets of the Adviser, Administrator, or any person who may be deemed to “control” either of the Adviser or the Administrator, in each case within the meaning of the 1940 Act.
5. Expenses. During the term of this Agreement, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries of any officers or directors of the Company who are affiliated persons (as defined in the 1940 Act) of the Adviser.
6. Compensation of the Adviser. The Adviser, for its services to the Company, will be entitled to receive a management fee (the “Base Management Fee”) and an incentive fee (“Incentive Fee”) from the Company.
(a) The Base Management Fee will be calculated based on the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, at an annual rate of 1.25%. The Base Management Fee is payable quarterly in arrears on a calendar quarter basis. The Base Management Fee will be calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters prior to the quarter for which such fees are being calculated. Base Management Fees for any partial month or quarter will be appropriately pro-rated.
(b) The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on the Company’s income (such fee referred to herein as the “Income-Based Fee”) and a portion is based on the Company’s capital gains (such fee referred to herein as the “Capital Gains Fee”), each as described below:
(i) The Income-Based Fee will be determined and paid quarterly in arrears based on the amount by which (x) the aggregate “Pre-Incentive Fee Net Investment Income” (as defined below) in respect of the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commences on or after January 1, 2021, as the case may be (or the appropriate portion thereof in the case of any of the Company’s first eleven calendar quarters that commences on or after January 1, 2021) (in either case, the “Trailing Twelve Quarters”) exceeds (y) the Hurdle Amount (as defined below) in respect of the Trailing Twelve Quarters. The Hurdle Amount will be determined on a quarterly basis, and will be calculated by multiplying 2.0625% (8.25% annualized) by the aggregate of the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including, without limitation, any accrued income that the Company has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued during the calendar quarter (including, without limitation, the Base Management Fee, administration expenses and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Income-Based Fee and the Capital Gains Fee). For the avoidance of doubt, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The calculation of the Income-Based Fee for each calendar quarter is as follows:
(A) No Income-Based Fee shall be payable to the Adviser in any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters does not exceed the Hurdle Amount;
(B) 100% of the Company’s aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 2.578125% (10.3125% annualized) by the aggregate of the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Catch-Up Amount is intended to provide the Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches the Catch-Up Amount for the Trailing Twelve Quarters; and
(C) For any quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters exceeds the Catch-Up Amount, the Income-Based Fee shall equal 20% of the amount of the Company’s aggregate Pre-Incentive Fee Net Investment Income for such Trailing Twelve Quarters, as the Hurdle Amount and Catch-Up Amount will have been achieved.
Subject to Section 6(b)(ii) below, the amount of the Income-Based Fee that will be paid to the Adviser for a particular quarter will equal the excess of the aggregate Income-Based Fee so calculated less the aggregate Income-Based Fees that were paid to the Adviser in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.
(ii) The Income-Based Fee is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant Trailing Twelve Quarters less (b) the aggregate Income-Based Fees that were paid to the Adviser in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. For this purpose, “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means (x) Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters less (y) any Net Capital Loss, if any, in respect of the Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company shall pay no Income-Based Fee to the Adviser in that quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Income-Based Fee calculated in accordance with Section 6(b)(i) above, the Company shall pay the Adviser the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap is equal to or greater than the Income-Based Fee calculated in accordance with Section 6(b)(i) above, the Company shall pay the Adviser the Income-Based Fee for such quarter.
“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses on the Company’s assets, whether realized or unrealized, in such period and (ii) aggregate capital gains or other gains on the Company’s assets (including, for the avoidance of doubt, the value ascribed to any Credit Support Arrangement in the Company’s financial statements even if such value is not categorized as a gain therein), whether realized or unrealized, in such period.
(iii) The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ended on December 31, 2018, and is calculated at the end of each applicable year by subtracting (1) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Company’s cumulative aggregate realized capital gains, in each case calculated from August 2, 2018. If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 20% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years commencing with the calendar year ended on December 31, 2018. If such amount is negative, then there is no Capital Gains Fee payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

For purposes of this Section 6(b)(iii):
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.
The cumulative aggregate realized capital losses are calculated as the sum of the differences, if negative, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.
The accreted or amortized cost basis of an investment shall mean the accreted or amortized cost basis of such investment as reflected in the Company’s financial statements.
7. Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Board of Directors in following or declining to follow any advice or recommendations of the Adviser. The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of any actions or omissions or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of fraud, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).
8. Duration and Termination.
(a) This Agreement shall become effective as of the Effective Date. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a majority of the outstanding voting securities of the Company, (ii) by the vote of the Board of Directors, or (iii) by the Adviser. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 6 through the date of termination or expiration.
(b) This Agreement shall continue in effect for two years from the date of the Prior Agreement and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Non-Interested Directors in accordance with the requirements of the 1940 Act.
(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

9. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
10. Amendment of this Agreement. This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.
11. Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.
BARINGS BDC, INC., a Maryland corporation

By:
Name: Eric Lloyd Title: Chief Executive Officer

BARINGS LLC, a Delaware limited liability company

By:
Name: Eric Lloyd Title: Managing Director
[Signature Page to Investment Advisory Agreement]

ANNEX C – TERMS OF CREDIT SUPPORT AGREEMENT
Summary Term Sheet—Credit Support Agreement
Issuer	Barings LLC
Policy holder	Barings BDC, Inc.
Maximum obligation	$100,000,000
Upfront fee	None
Effective date	Date of transaction close between Barings BDC, Inc. and Sierra Income Corporation (the “Transaction”)
Designated Settlement / Payment Date	The earlier of [ , 203[2]][1] or the time at which the entire Reference Portfolio has been realized or written off
Reference portfolio	• Investments acquired by Barings BDC, Inc. in the Transaction (“Reference Portfolio”)
○ [#] of Non-control/Non-affiliated investments
○ [#] of Affiliate investments
○ [#] of Control investments
○ See schedule in [Appendix][2]

• Investments that are restructured, amended, extended or otherwise modified (including to new securities) will continue to be included in the Reference Portfolio until such time as these investments are realized or written off

Reference portfolio value	Aggregate purchase price of Reference Portfolio of $[ ]
Obligation basis	Change in the market value of the Reference Portfolio
Calculation of obligation
• Aggregate realized and unrealized losses on the Reference Portfolio less the aggregate realized and unrealized gains on the Reference Portfolio, in each case from the Effective Date to the Designated Settlement/Payment Date (“Covered Losses”)

• In the event the Covered Losses are $0.00 or less, no obligation will exist
• As defined above, the maximum obligation shall be $100,000,000
○ For the avoidance of doubt, if the Covered Losses are greater than $100,000,000, any losses in excess of this amount shall be borne by the Policy Holder
Settlement mechanics
On the Designated Settlement/Payment Date, following the final calculation of the Covered Losses, the Issuer will (1) waive the Incentive Fee (as defined in Barings BDC, Inc.’s then-current investment advisory agreement) and, in the event that Covered Losses exceed such Incentive Fee, the Base Management Fee (as defined in Barings BDC, Inc.’s then-current investment advisory agreement) during the four quarterly measurement periods immediately following the quarter in which the Designated Settlement/Payment Date occurs (such period, the “Waiver Period”) until an aggregate amount of the Incentive Fee (including any Incentive Fee calculated on an annual basis during the Waiver Period) and Base Management Fee has been waived equal to the Covered Losses. If the Covered Losses exceed the aggregate amount of Base Management Fee and Incentive Fee waived by Barings LLC during the Waiver Period, then, on the date on which the last Incentive Fee or Base Management Fee payment would otherwise be due during the Waiver Period, Barings LLC shall make a cash payment to Barings BDC, Inc. equal to the positive difference between the Covered Losses and the aggregate amount of Incentive Fee and Base Management Fee previously waived by Barings LLC during the Waiver Period.

1	NTD: 10 years from the date of closing of the merger.
2	NTD: To include a detailed list of the loan/equity details for each portfolio company.
C-1

ANNEX D – OPINION OF THE FINANCIAL ADVISOR TO BARINGS BDC

Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, NC 28202
September 21, 2021
Barings BDC, Inc.
300 South Tryon Street
Suite 2500
Charlotte, NC, 28202
Attention: Board of Directors
Members of the Board of Directors:
You have requested, in your capacity as Board of Directors (the “Board”) of Barings BDC, Inc., a Maryland corporation (the “Company”), our opinion with respect to the fairness, from a financial point of view, to the Company of the Exchange Ratio (as defined below) provided for in the proposed merger (the “First Merger”) of Mercury Acquisition Sub, Inc., a Maryland corporation and a wholly owned subsidiary of the Company (“Acquisition Sub”), with Sierra Income Corporation, a Maryland corporation (the “Merger Partner”). We understand that, among other things, pursuant to an Agreement and Plan of Merger (the “Agreement”), to be entered into among the Company, Acquisition Sub, the Merger Partner and Barings LLC, a Delaware limited liability company (the “Company External Adviser”), the Merger Partner will become a wholly-owned subsidiary of the Company, and each outstanding share of common stock par value $0.001 per share of the Merger Partner (the “Merger Partner Common Stock”), other than shares of Merger Partner Common Stock held in treasury or owned by the Company and its affiliates will be converted into the right to receive $0.98 in cash (the “Cash Consideration”) from the Company External Adviser and 0.44973 of a share (the “Exchange Ratio”) of the common stock, par value $0.001 per share (the “Company Common Stock”), of the Company (the “Stock Consideration” and, together with the Cash Consideration, the “Consideration”). The Agreement further provides that, following completion of the First Merger, the Merger Partner will merge with and into the Company, with the Company surviving as the surviving corporation (the “Second Merger” and together with the First Merger, the “Transaction”).
In preparing our opinion, we have:
•	reviewed a draft, dated September 20, 2021, of the Agreement;
•	reviewed certain publicly available business and financial information relating to the Company and the Merger Partner and the industries in which they operate;
•
compared the financial and operating performance of the Company and the Merger Partner with publicly available information concerning certain other companies we deemed relevant, and compared current and historic market prices of the Company Common Stock with similar data for such other companies;

•	compared the proposed financial terms of the Transaction with the publicly available financial terms of certain other business combinations that we deemed relevant;

Barings BDC, Inc.
September 21, 2021
•	reviewed certain internal financial analyses and forecasts for the Company (the “Company Projections”) prepared by the managements of the Company and the Company External Adviser;
•	reviewed certain estimates prepared by the management of the Company as to the potential cost savings expected by such management to be achieved as a result of the Transaction (the “Synergies”);
•
discussed with the managements of the Company, the Company External Adviser, the Merger Partner and SIC Advisors LLC (the “Merger Partner External Adviser”) regarding certain aspects of the Transaction, the business, financial condition and prospects of the Company, and the Merger Partner, respectively, the effect of the Transaction on the business, financial condition and prospects of the Company and the Merger Partner, respectively, and certain other matters that we deemed relevant; and

•	considered such other financial analyses and investigations and such other information that we deemed relevant.
In giving our opinion, we have assumed and relied upon the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company, the Company External Adviser, the Merger Partner or the Merger Partner External Adviser or otherwise reviewed by us. We have not independently verified any such information, and pursuant to the terms of our engagement by the Company, we did not assume any obligation to undertake any such independent verification. In relying on the Company Projections (including the Synergies), we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the future performance and financial condition of the Company. We express no view or opinion with respect to the Company Projections and the Synergies or the assumptions upon which they are based. We have assumed that any representations and warranties made by the Company, the Company External Adviser and the Merger Partner in the Agreement or in other agreements relating to the Transaction will be true and accurate in all respects that are material to our analysis.
We have also assumed that the Transaction will have the tax consequences described in discussions with, and materials provided to us by, the Company and its representatives. We also have assumed that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, the Merger Partner or the contemplated benefits of the Transaction. We have also assumed that the Transaction will be consummated in compliance with all applicable laws and regulations and in accordance with the terms of the Agreement without waiver, modification or amendment of any term, condition or agreement thereof that is material to our analyses or this opinion and that the final form of the Agreement will not differ from the draft reviewed by us in any respect material to our analyses or opinion. In addition, we have not made any independent evaluation, inspection or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Merger Partner, nor have we been furnished with any such evaluations or appraisals. We have not evaluated the solvency of the Company or the Merger Partner under any state or federal laws relating to bankruptcy, insolvency or similar matters. We have further assumed that the final form of the Agreement, when executed by the parties thereto, will conform to the draft reviewed by us in all respects material to our analyses and this opinion.
Our opinion only addresses the fairness, from a financial point of view, of the Exchange Ratio to the Company in the proposed Transaction and we express no opinion as to the fairness of any other consideration, including the Cash Consideration, paid in connection with the Transaction to the holders of any class of securities, creditors or other constituencies of the Company. Furthermore, we express no opinion as to any other aspect or implication (financial or otherwise) of the Transaction, or any other agreement, arrangement or understanding entered into in connection with the Transaction or otherwise, including, without limitation, the Parent Trading Plan (as defined in the Agreement), the credit support agreement to be entered into between the Company and the Company External Adviser or the increase in the Company External Adviser’s incentive fee hurdle rate provided for in the Agreement, the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received by or otherwise payable to any officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Exchange Ratio or otherwise.

Barings BDC, Inc.
September 21, 2021
Furthermore, we are not expressing any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, tax, environmental, executive compensation or other similar professional advice and have relied upon the assessments of the Company and its advisors with respect to such advice.
Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof, notwithstanding that any such subsequent developments may affect this opinion. Our opinion does not address the relative merits of the Transaction as compared to any alternative transactions or strategies that might be available to the Company, nor does it address the underlying business decision of the Board or the Company to proceed with or effect the Transaction. We are not expressing any opinion as to the price at which Company Common Stock may be traded at any time.
We have acted as financial advisor to the Company in connection with the Transaction and will receive a fee from the Company for such services, a substantial portion of which is contingent upon the consummation of the Transaction. We also became entitled to receive a fee upon the announcement of the Transaction. In addition, the Company has agreed to reimburse us for certain expenses and to indemnify us and certain related parties for certain liabilities and other items arising out of our engagement.
During the two years preceding the date of this opinion, we and our affiliates have had investment or commercial banking relationships with the Company, for which we and such affiliates have received customary compensation. Such relationships have included acting as placement agent for the Company in connection with equity repurchases in December 2019. We and our affiliates hold, on a proprietary basis, less than 2% of the outstanding common stock of the Company. In the ordinary course of business, we and our affiliates may trade or otherwise effect transactions in the securities or other financial instruments (including bank loans or other obligations) of the Company and certain of their affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities or financial instruments.
This letter is for the information and use of the Board (in its capacity as such) in connection with its evaluation of the Transaction. This opinion does not constitute advice or a recommendation to any stockholder of the Company or any other person as to how to vote or act on any matter relating to the proposed Transaction or any other matter. This opinion may not be used or relied upon for any other purpose without our prior written consent, nor shall this opinion be disclosed to any person or quoted or referred to, in whole or in part, without our prior written consent. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written consent. The issuance of this opinion has been approved by a fairness committee of Wells Fargo Securities.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the Company.
Very truly yours,

/s/ WELLS FARGO SECURITIES, LLC

WELLS FARGO SECURITIES, LLC

ANNEX E – OPINION OF THE FINANCIAL ADVISOR TO SIERRA

September 21, 2021
The Special Committee of the Board
of Directors of Sierra Income Corporation
In care of David Leahy, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006
Ladies and Gentlemen:
We understand that Sierra Income Corporation (together with its subsidiaries, unless the context otherwise requires, the “Company”) proposes to enter into an Agreement and Plan of Merger dated as of September 21, 2021 (the “Merger Agreement”), among Barings BDC, Inc., a Maryland corporation (the “Parent”), Mercury Acquisition Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Parent (“Acquisition Sub”), the Company, and Barings LLC, a Delaware limited liability company (the “Parent External Adviser”). The Merger Agreement provides, among other things, that (i) Acquisition Sub will merge with and into the Company (the “First Merger”), with the Company being the surviving corporation in the merger, and (ii) immediately after the First Merger, the Surviving Corporation shall merge with and into the Parent (the “Second Merger” and, together with the First Merger, the “Transaction”), with the Parent as the surviving corporation in the Second Merger.
In the Transaction, each issued and outstanding share of common stock of the Company, par value $0.001 per share (the “Company Common Stock”), excluding any cancelled shares as set forth in the Merger Agreement, shall be converted into the right to receive 0.44973x of a share of common stock of the Parent, par value $0.001 per share (the “Parent Common Stock”) (such fraction of a share of the Parent Common Stock, the “Share Consideration”), subject to adjustment as set forth in the Merger Agreement (as to which adjustment we express no opinion). In addition, holders of Company Common Stock will receive from the Parent External Adviser $100 million in cash, without interest (the “Cash Consideration”), subject to adjustment as set forth in the Merger Agreement (as to which adjustment we express no opinion). The Share Consideration and the Cash Consideration, taken together, are referred to herein as the “Merger Consideration.” The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.
The Special Committee (the “Committee”) of the Board of Directors of the Company (“Board”) has asked for our opinion as to whether the Merger Consideration to be received by holders of Company Common Stock is fair, from a financial point of view, to such holders.
In connection with the opinion set forth herein, we have, among other things:
1. Reviewed certain business and audited and unaudited financial information, and other operating data, regarding the Parent, the Parent External Adviser and the Company;
2. Reviewed the recent stock price performance and trading activity of the Parent Common Stock, the financial performance of the Parent, and a comparison with that of certain other comparable companies the securities of which are publicly traded, and that are, in our judgment, comparable in certain respects to the Parent;
3. Reviewed certain financial projections relating to the Parent prepared by or at the direction of the management of the Parent and the Parent External Adviser (the “Parent Projections”) and discussed the Parent Projections with the management of the Parent and the Parent External Adviser;
4. Reviewed certain financial projections relating to the pro forma combined company following the consummation of the Transaction prepared by the management of the Parent and the Parent External Adviser (the “Pro Forma Parent Projections”) and discussed the Pro Forma Parent Projections with the management of the Parent and the Parent External Adviser;

5. Discussed the past and current business, operations, financial condition and prospects of the Company with members of the management of the Company and SIC Advisors LLC (the “Company External Adviser”), and discussed the past and current business, operations, financial condition and prospects of the Parent, including after giving effect to the Transaction and the strategic benefits anticipated by the management of the Parent and the Parent External Adviser to result therefrom, with members of the management of the Parent and the Parent External Adviser;
6. Reviewed the anticipated pro forma impact of the Transaction on the Parent’s earnings per share, net asset value per share, capitalization and financial ratios;
7. Reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that are, in our judgment, comparable to the Transaction;
8. Reviewed a draft of the Merger Agreement dated September 21, 2021 (the “Draft Agreement”) and certain related documents;
9. Participated in certain discussions among representatives of the Company, the Company External Adviser, the Parent and the Parent External Adviser, their legal advisors and their financial advisors; and
10. Performed such other analyses and considered such other factors as we have deemed appropriate.
We have, with your consent, assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of the information that was publicly available or supplied to, discussed with, reviewed by, or otherwise made available to us by the Parent External Adviser, Parent, the Company External Advisor and the Company, and that formed a substantial basis for this opinion. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or the Parent, nor have we been furnished with any such evaluations or appraisals. With your consent, we have also not examined any individual loan or credit files. We have, with your consent, further relied upon assurances of the management of the Parent and the Parent External Adviser and management of the Company and the Company External Adviser that they are not aware of any facts or circumstances that would make such information inaccurate or misleading and that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of the Parent or the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, relating to the Parent or the Company, respectively, made available to us. We express no view as to, or as to the likelihood of achieving, the Parent Projections or the Pro Forma Parent Projections, nor the assumptions on which they were based.
We have assumed, in all cases at your direction and with your consent, that:
1. The final executed Merger Agreement will not differ from the Draft Agreement in any respect material to our analysis or this opinion;
2. The Parent Projections and Pro Forma Parent Projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Parent and the Parent External Adviser of the future financial performance of the Parent, on a standalone basis and following the acquisition of the Company, respectively;
3. The Transaction will be consummated in accordance with all applicable laws and regulations and in accordance with the terms set forth in the Merger Agreement without any waiver, modification, amendment or delay of any terms or conditions in any manner that would be material to our analysis or this opinion;
4. The revenues and earnings projected in the Parent Projections and the Pro Forma Parent Projections will be realized in the amounts and at the times projected in all respects material to our analysis and this opinion;
5. The Transaction will not result in the assumption or other acquisition of any material tax, regulatory or other liabilities (including liabilities of the Company) beyond those provided for in the Merger Agreement;
6. All applicable judicial, governmental, regulatory or other approvals and consents (including but not limited to client consents) required for the Transaction will be obtained, and no delays, limitations, conditions (including any required divestitures) or restrictions will be imposed that would have any adverse effect on the Company, its assets under management, the Parent, its assets under management, or the contemplated benefits expected to be derived in the Transaction in any respect material to our analysis or this opinion;

7. All material information we have requested from the Company, the Company External Adviser, the Parent and the Parent External Adviser during the scope of our engagement has been provided to us fully and in good faith;
8. There has been no material change in any of the assets, liabilities, financial condition, business or prospects of the Company or the Parent since the date of the most recent financial statements and other information made available to us;
9. The representations and warranties contained in the Merger Agreement are accurate and complete in all respects material to our analysis and this opinion; and
10. None of the potential adjustments (if any) to the Cash Consideration or the Share Consideration will be material to our analysis.
We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessments of the Company and its legal, tax and regulatory advisors with respect to legal, tax and regulatory matters.
We have not been requested to make, and have not made, any independent valuation or appraisal of the Parent, the Company or their respective assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities and including either the Parent’s or the Company’s loan portfolio), nor have we relied upon any such valuations or appraisals furnished to us. In arriving at our opinion, we have not conducted a physical inspection of the Company or its assets. Our opinion is necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. This opinion speaks only as of the date hereof. Without limiting the generality of the foregoing, this opinion does not in any manner address the impact of the Transaction on the solvency or viability of the Parent or the Company or the ability of the Parent or the Company to pay their respective obligations as and when they come due. We express no view or opinion as to what the value of the Parent Common Stock or any other security of Parent actually will be when issued pursuant to the Merger Agreement or otherwise. We also express no view or opinion as to the prices at which any of the respective portfolio investments or assets of the Company or the Parent may be purchased, sold or exchanged, or otherwise be transferable, at any time.
We have acted as financial advisor to the Committee (in its capacity as such) in connection with the Transaction and will receive a fee for our services, a portion of which became payable upon the execution of our engagement agreement and periodically thereafter, a portion of which is payable upon the delivery of this opinion, and a portion of which will become payable only if the Transaction is consummated. In addition, the Company has agreed to reimburse our direct, out-of-pocket expenses (subject to certain caps) and indemnify us against certain liabilities relating to, referred to in, or arising out of our engagement. In the two years prior to the date hereof, we have provided services to the Committee for which compensation was received. We may seek to provide financial advisory and other services to the Parent, the Parent External Adviser, the Company, the Company External Advisor, or their respective affiliates in the future and would expect to receive fees for rendering those services.
This opinion has been approved by a committee of Broadhaven Capital Partners in accordance with our customary practice. We express no opinion or recommendation as to how the Board, the Committee or any stockholder should vote with respect to the Transaction or any other matter. We express no view or opinion as to the form or structure of the Transaction or any related transaction, including, without limitation, the allocation of the Merger Consideration between the Cash Consideration and the Share Consideration. This opinion is limited to the fairness, from a financial point of view, as of the date hereof, of the Merger Consideration to be received by holders of Company Common Stock for each share of Company Common Stock (other any cancelled shares as set forth in the Merger Agreement) to the extent expressly addressed herein. This opinion does not constitute legal, regulatory, accounting, insurance, tax or other similar professional advice and does not address, and we express no opinion as to, any other term or aspect of the Merger Agreement or the Transaction or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Transaction (including, without limitation, the credit support agreement and trading plan provided for in the Merger Agreement or the potential amendment of the investment advisory agreement between the Parent and the Parent External Adviser). We have not been requested to opine as to, and our opinion does not in any manner address, the underlying business decision by the Company to proceed with or effect the Transaction or the likelihood of consummation of the Transaction. Our opinion does not address the relative merits of the Transaction as compared to any alternative transaction or business strategy in which the Company might engage, or whether or not such alternatives could be achieved or are available, or the effect of any other transaction which it may consider in the future. This opinion does not address, and we express no opinion as to, the tax, accounting or legal consequences of the Transaction or any related transaction. This opinion expresses no opinion as to the fairness of the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons, relative to the Merger Consideration. This opinion is for the information of the Committee only (in its capacity as such) in connection with its consideration of the Transaction and, subject to the terms and conditions of the engagement letter between Broadhaven Securities, LLC (a wholly-owned subsidiary of Broadhaven Capital Partners) and the Committee, this opinion may not be used for any other purpose, quoted or referred to orally or in writing, or reproduced or disseminated, by the Committee or its agents, without our prior written consent. This opinion does not create any fiduciary or other duties on the part of Broadhaven Securities, LLC or any of its affiliates to any other persons or entities (including, without limitation, any holders of Company Common Stock).
Based on and subject to the foregoing, including the various assumptions, limitations and qualifications set forth herein, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by holders of Company Common Stock in the Transaction is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Broadhaven Capital Partners
Broadhaven Capital Partners

PART C
OTHER INFORMATION
Item 15.	Indemnification.
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. The Barings BDC Charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Maryland law requires a corporation (unless its charter provides otherwise, which the Barings BDC Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Barings BDC Charter requires Barings BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer and any individual who, while a director or officer and at Barings BDC’s request, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of Barings BDC. The Barings BDC Charter also permits Barings BDC to, with the approval of the Barings BDC Board or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of Barings BDC in any of the capacities described above and any of Barings BDC’s employees or agents or any employees or agents of Barings BDC’s predecessor. In accordance with the Investment Company Act, Barings BDC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
In addition to the indemnification provided for in the Barings BDC Charter, Barings BDC has entered into indemnification agreements with certain of Barings BDC’s current directors and officers. The indemnification agreements attempt to provide these directors and officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director, officer, employee or agent of Barings BDC or as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving in such capacity at the request of Barings BDC.
The Merger Agreement provides that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the closing of the Merger by current or former directors, officers, managers or employees of Sierra, its subsidiaries or affiliates, including but not limited to officers and employees of Sierra’s investment adviser to the extent related to the management of Sierra (collectively the “D&O Indemnified Parties”), shall survive the Merger and shall continue in full force and effect. The Merger Agreement also provides that, to the maximum extent permitted by the Laws of the State of Maryland, for a period of six (6) years following the closing of the Merger, Barings BDC shall cause its (and any of its respective successors’) articles of incorporation, bylaws or other organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the D&O Indemnified Parties than those set forth in Sierra’s and its subsidiaries’ organizational documents as of the date of the Merger Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.
In addition, the Merger Agreement provides that Barings BDC shall purchase and cause to be maintained in effect for the benefit of the D&O Indemnified Parties a six year “tail” policy that provides coverage for acts or omissions occurring at or prior to the closing of the Merger on terms and conditions no less advantageous to such parties than the existing directors’ and officers’ insurance policy maintained by Sierra on the date of the Merger Agreement. However, Barings BDC is not required to pay an annual premium for such tail policy in excess of 300% of the aggregate annual premiums paid by Sierra for such insurance as of the date of the Merger Agreement, but in such case shall purchase as much of such coverage as possible for such amount.
The Existing Barings BDC Advisory Agreement provides that, absent fraud, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Barings BDC’s investment adviser, Barings, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Barings BDC for any damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Barings BDC’s services under the Existing Barings BDC Advisory Agreement or otherwise as an investment adviser of Barings BDC.
The Barings BDC Administration Agreement provides that, absent fraud, willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Barings and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from Barings BDC for any damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of any actions or omissions or otherwise based upon the performance of any of Barings’ duties or obligations under the Barings BDC Administration Agreement or otherwise as administrator for Barings BDC.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Barings BDC pursuant to the foregoing provisions, or otherwise, Barings BDC has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Barings BDC of expenses incurred or paid by a director, officer or controlling person of Barings BDC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Barings BDC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Please refer to the section of the enclosed joint proxy statement/prospectus entitled “Comparison of Barings BDC and Sierra Stockholder Rights” for a discussion of the differences between the rights of Sierra and Barings BDC stockholders before the Merger.

Item 16.	Exhibits.
(1)(a)
Form of Articles of Amendment and Restatement of the Registrant (Filed as Exhibit (a)(3) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-138418) filed with the Securities and Exchange Commission on December 29, 2006 and incorporated herein by reference).

(1)(b)
Articles of Amendment of the Registrant (Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(1)(c)	Articles Supplementary (Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).
(2)
Seventh Amended and Restated Bylaws of the Registrant (Filed as Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(3)	Not applicable.
(4)
Agreement and Plan of Merger, by and among Barings BDC, Inc., Sierra Income Corporation, Mercury Acquisition Sub, Inc., and Barings LLC, dated as of September 21, 2021 (Filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2021 and incorporated herein by reference).

(5)(a)
Form of Common Stock Certificate (Filed as Exhibit (d) to the Registrant’s Post-Effective Amendment No. 1 on Form N-2/N-5 (File No. 333-138418) filed with the Securities and Exchange Commission on February 15, 2007 and incorporated herein by reference).

(5)(b)
Barings BDC, Inc. Dividend Reinvestment Plan (Filed as Exhibit 4.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 12, 2008 and incorporated herein by reference).

(5)(c)
Agreement to Furnish Certain Instruments (Filed as Exhibit 4.19 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on February 25, 2009 and incorporated herein by reference).

(5)(d)
Description of Registrant’s securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (Filed as Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 27, 2020 and incorporated herein by reference).

(6)(a)
Amended and Restated Investment Advisory Agreement, dated December 23, 2020 by and between Registrant and Barings LLC (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2020 and incorporated herein by reference).

(6)(b)
Administration Agreement, dated August 2, 2018 by and between Triangle Capital Corporation and Barings LLC (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(7)	Not applicable.
(8)	Not applicable.
(9)
Master Custodian Agreement, dated August 2, 2018, between Registrant and State Street Bank and Trust Company (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2018 and incorporated herein by reference).

(10)	Not applicable.
(11)	Opinion and Consent of Goodwin Procter LLP with respect to the legality of shares.*
(12)	Opinion and Consent of Goodwin Procter LLP as to certain tax matters.*

(13)(a)
Registration Rights Agreement, dated August 2, 2018 by and between Triangle Capital Corporation and Barings LLC (Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(13)(b)
Investment Management Agreement, dated August 3, 2018, between Barings BDC Senior Funding I, LLC and Barings LLC (Filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2018 and incorporated herein by reference).

(13)(c)
Stock Transfer Agency Agreement between the Registrant and Computershare, Inc. (as successor to The Bank of New York) (Filed as Exhibit 10.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 12, 2008 and incorporated herein by reference).

(13)(d)
Form of Indemnification Agreement (Filed as Exhibit 10.23 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on February 28, 2018 and incorporated herein by reference).

(13)(e)
Senior Secured Revolving Credit Facility, dated as of February 21, 2019, by and among the Registrant, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 9, 2019 and incorporated herein by reference).

(13)(f)
Guarantee, Pledge and Security Agreement, dated as of February 21, 2019, by and among the Registrant, as borrower, the subsidiary guarantors party thereto, ING Capital LLC, as revolving administrative agent for the revolving lenders and collateral agent, and the other parties signatory thereto (Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 9, 2019 and incorporated herein by reference).

(13)(g)
Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of December 3, 2019, by and among the Registrant, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 27, 2020 and incorporated herein by reference).

(13)(h)
Credit Support Agreement, dated December 23, 2020, by and between the Registrant and Barings LLC (Filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2020 and incorporated herein by reference).

(13)(i)
Note Purchase Agreement, dated August 3, 2020, by and between the Registrant and the purchasers party thereto (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed with the Securities and Exchange Commission on August 5, 2020 and incorporated herein by reference).

(13)(j)
Amendment No. 1 to August 3, 2020 Note Purchase Agreement, dated November 4, 2020, by and between the Registrant and the purchasers party thereto (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2020 and incorporated herein by reference).

(13)(k)
Note Purchase Agreement, dated November 4, 2020, by and between the Registrant and the purchasers party thereto (Filed as Exhibit 10.1 to the Registrant’s Current Report in Form 8-K filed with the Securities and Exchange Commission on November 4, 2020 and incorporated herein by reference).

(13)(l)
Note Purchase Agreement, dated February 25, 2021, by and between the Company and the purchasers party thereto (Filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2021 and incorporated herein by reference).

(14)(a)	Consent of KPMG LLP (Barings BDC, Inc.)*

(14)(b)	Consent of Ernst & Young LLP (Barings BDC, Inc.)*
(14)(c)
Report of KPMG LLP regarding the senior securities table contained herein (Barings BDC, Inc.) (Filed as Exhibit 99.1 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on March 23, 2021 and incorporated herein by reference).

(14)(d)
Report of Ernst & Young LLP regarding the senior securities table contained herein (Barings BDC, Inc.) (Filed as Exhibit 99.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on March 23, 2021 and incorporated herein by reference).

(14)(e)	Consent of Ernst & Young LLP (Sierra Income Corporation)*
(15)	Not applicable.
(16)	Not applicable.
(17)(a)	Form of Proxy Card of Barings BDC, Inc.*
(17)(b)	Form of Proxy Card of Sierra Income Corporation**
(17)(c)	Consent of Wells Fargo Securities, LLC*
(17)(d)	Consent of Broadhaven Capital Partners*
*	Filed herewith.
**	To be filed by amendment.
Item 17.	Undertakings.
(1)
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the city of Raleigh, in the State of North Carolina, on the 29th day of October, 2021.
BARINGS BDC, INC.

By:	/s/ Eric Lloyd
Eric Lloyd
Chief Executive Officer
Each person whose signature appears below hereby constitutes and appoints Jill Dinerman and Ashlee Steinnerd, each of them acting individually, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-14 and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:
As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:
SIGNATURE	TITLE	DATE

/s/ Eric Lloyd	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	October 29, 2021
Eric Lloyd

/s/ Jonathan Bock	Chief Financial Officer (Principal Financial Officer)	October 29, 2021
Jonathan Bock

/s/ Elizabeth A. Murray	Principal Accounting Officer	October 29, 2021
Elizabeth A. Murray

/s/ Bernard A. Harris, Jr.	Director	October 29, 2021
Bernard A. Harris, Jr.

/s/ Robert Knapp	Director	October 29, 2021
Robert Knapp

/s/ David Mihalick	Director	October 29, 2021
David Mihalick

/s/ Mark F. Mullhern	Director	October 29, 2021
Mark F. Mullhern

/s/ Thomas W. Okel	Director	October 29, 2021
Thomas W. Okel

/s/ Jill Olmstead	Director	October 29, 2021
Jill Olmstead

/s/ John A. Switzer	Director	October 29, 2021
John A. Switzer